UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  December 31, 2006

Date of reporting period:  December 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Variable Products Series Fund, Inc.

December 31, 2006

Annual Report

>  AllianceBernstein Balanced Shares Portfolio



     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




BALANCED SHARES PORTFOLIO

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

February 9, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Balanced Shares Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006. Prior to February 1, 2006, the Portfolio's name was AllianceBernstein Total Return Portfolio.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is total return consistent with reasonable risk, through a combination of income and long-term growth of capital. The Portfolio invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Portfolio's assets invested in each type of security will vary. Normally, the Portfolio's investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Portfolio will not purchase a security if as a result less than 25% of its net assets will be in fixed-income securities. The Portfolio may invest up to 20% of its assets in high yield securities. As an operating policy, the Portfolio will invest no more than 25% of its investments in high-yield debt securities rated CCC- or below. The Portfolio invests in short- and long-term debt securities, including U.S. Government and agency securities and preferred and common stocks in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Portfolio also may invest in equity and fixed-income securities of non-U.S. issuers. Prior to February 1, 2006, the Portfolio's investment objective was high return through a combination of current income and capital appreciation.

INVESTMENT RESULTS

The table on page 4 shows the performance for the Portfolio compared to its composite benchmark (the "Composite"), a 60% / 40% blend of the Russell 1000 Value Index and the Lehman Brothers (LB) Government/Credit Index, respectively, for the one-, five- and 10-year periods ended December 31, 2006.

For the one-year period ended December 31, 2006, the Portfolio underperformed the Composite. A description of both the equity and fixed-income portions of the Portfolio's performance follows.

On the equity side, the Portfolio underperformed the Russell 1000 Value Index for the one-year period ended December 31, 2006. The Portfolio's emphasis on high-quality, large-cap stocks and an underweight position in energy stocks contributed to the underperformance, particularly during the early part of the annual reporting period.

The fixed income allocation of the Portfolio outperformed the LB Government/Credit Index for the one-year period ended December 31, 2006. The Portfolio's net yield curve and interest-rate exposures added modestly to relative returns, while corporate bond security selection added the most value. Within the corporate sector, the Portfolio's underweight position in long maturity corporate bonds offset some of the Portfolio's rate, curve and security-selection gains.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the summer of 2006, fears that excessive monetary tightening would lead to recession were replaced by a cautious but growing optimism, with market volatility falling measurably in both stocks and bonds. Economic growth appeared to slow to a more sustainable, less inflationary pace, yet corporate profitability and cash flow continued to be robust. While value stocks have continued to outperform growth stocks, other key long-standing market trends appear to have changed: mega-cap stocks, higher-quality value stocks and defensive sector stocks have generally led the market in recent months.

Mega-cap stocks have been trading at unusually attractive valuations. This irregularity can be attributed to prolonged strong global economic growth that, while coupled with low inflation, gave the impression that peak corporate earnings would persist indefinitely. But the economic slowdown that is underway will likely burst that illusion and correct these market distortions. Mega-caps and other stocks with stable, sustainable earnings growth should regain their normal valuation premiums. The equity portion of the Portfolio is heavily invested in such companies in order to capture this valuation anomaly. The Portfolio's largest equity holdings are dominant industry players that have high returns on equity and exhibit strong earnings growth.

The investment landscape in the fixed-income markets has been dominated by a few themes, which remained persistent over the one-year period ended December 31, 2006. Monetary policy remained on a tightening path, both in terms of the U.S. Federal Reserve bias and actual policy rate increases: 100 basis points of tightening in the one-year period ended December 31, 2006. In addition, sector-level risk premium dispersion remained historically tight with low volatility, which limited value-added through sector rotation. Security-level risk premium dis-


1


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


persion remained tight, also with low volatility, limiting the value-added in security level rotation. Finally, the inherent risk of leveraged buyouts in the corporate sector was continuous and intensifying.

The principal area of change over the course of the one-year reporting period was the level and shape of the U.S. Treasury yield curve as it responded to changes in expectations about the future path of monetary policy. For example, the five-year U.S. Treasury bond rose about 80 basis points between November of 2005 and June of 2006, and then fell back about 55 basis points from late June to December 2006. The change in both monetary policy and inflation expectations also generated a meaningful amount of yield curve volatility, with the spread between 30-year and two-year bonds moving in a wide range of approximately 30 basis points to -20 basis points over the period under review, finally closing about flat at the end of December 2006. The fundamental factors that set the stage for this behavior in rates and market sectors were solid but decelerating growth and profits, overlaid with substantial inflation volatility. Energy prices were at the root of the inflation volatility. For markets, volatile inflation drove high interest-rate and curve volatility, while steady but slowing growth and profits facilitated limited sector- and security-level volatility.

For most of the one-year period under review, the fixed-income portion of the Portfolio concentrated its active risk in interest-rate structure and curve decisions, as well as security-level corporate-bond decisions. The focus in corporate bonds was to minimize leveraged buyout event risk, while choosing bonds with good relative yield and, at the same time, maintaining a low level of turnover. With limited volatility in the corporate sector, turnover would have eroded, through trading costs, the below-average excess return opportunity.


2


BALANCED SHARES PORTFOLIO
HISTORICAL PERFORMANCE

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or 800.984.9654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Value Index nor the unmanaged Lehman Brothers (LB) Government/Credit Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. The Lehman Brothers (LB) Government/Credit Index represents a combination of two indices: the LB Government Index, which is composed of the LB Treasury Index and the LB Agency Index, and the LB Credit Index, which includes investment-grade bonds issued by corporations and non-corporate entities. The composite benchmark represents a 60% / 40% blend of the Russell 1000 Value Index and the LB Government/Credit Index, respectively. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio is a "balanced" portfolio and must invest at least 25% of its total assets in fixed-income securities. The Portfolio has the risk that the allocation of the Portfolio's investments between equity and fixed-income securities may have a more significant effect on the Portfolio's net asset value when one of the asset classes is performing more poorly than the other. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Portfolio may invest in high-yield bonds (i.e., "junk bonds"), which involves a greater risk of default and price volatility than investing in other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. The Portfolio can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. In order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.


(Historical Performance continued on next page)


3


BALANCED SHARES PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE PORTFOLIO VS. ITS BENCHMARK
PERIODS ENDED DECEMBER 31, 2006

                                                                       Returns
                                                           ------------------------------
                                                             1 Year   5 Year   10 Years
-----------------------------------------------------------------------------------------
  AllianceBernstein Balanced Shares Portfolio Class A        11.79%    6.17%     8.89%

  AllianceBernstein Balanced Shares Portfolio Class B        11.56%    5.91%     5.80%*

  Composite: 60% Russell 1000 Value Index /
    40% Lehman Brothers Government/Credit Index              14.55%    8.83%     9.39%

  Russell 1000 Value Index                                   22.25%   10.86%    11.00%

  Lehman Brothers Government/Credit Index                     3.78%    5.17%     6.26%

  *  Since Inception of the Portfolio's Class B shares on 10/26/01




ALLIANCEBERNSTEIN BALANCED SHARES PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/96 - 12/31/06


AllianceBernstein Balanced Shares Portfolio Class A: $23,426
Composite: 60% Russell 1000 Value Index/40% Lehman Brothers Government/Credit
Index: $24,539
Russell 1000 Value Index: $28,390
Lehman Brothers Government/Credit Index: $18,356


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                  Composite:
                                60% Russell 1000
                                  Value Index/
           AllianceBernstein      40% Lehman
            Balanced Shares        Brothers                          Lehman
               Portfolio          Government/     Russell 1000   Brothers Govt/
                Class A          Credit Index      Value Index    Credit Index
-------------------------------------------------------------------------------
12/31/96        $10,000             $10,000          $10,000         $10,000
12/31/97        $12,111             $12,501          $13,518         $10,976
12/31/98        $14,169             $14,147          $15,631         $12,016
12/31/99        $15,094             $14,650          $16,780         $11,757
12/31/00        $16,984             $15,961          $17,957         $13,151
12/31/01        $17,369             $15,968          $16,953         $14,269
12/31/02        $15,531             $15,186          $14,321         $15,844
12/31/03        $18,490             $18,206          $18,622         $16,584
12/31/04        $20,167             $20,313          $21,694         $17,279
12/31/05        $20,956             $21,365          $23,224         $17,688
12/31/06        $23,426             $24,539          $28,390         $18,356


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Shares Portfolio Class A shares (from 12/31/96 to 12/31/06) as compared to the performance of the Portfolio's composite benchmark, a 60% / 40% blend of the Russell 1000 Value Index and the Lehman Brothers (LB) Government/Credit Index, respectively, as well as the individual indices alone. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.


4


BALANCED SHARES PORTFOLIO
FUND EXPENSES

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                Beginning            Ending
                               Account Value      Account Value       Expenses Paid       Annualized
Balanced Shares Portfolio      July 1, 2006     December 31, 2006     During Period*     Expense Ratio*
--------------------------------------------------------------------------------------------------------
Class A
Actual                            $ 1,000          $ 1,112.28             $ 3.78             0.71%
Hypothetical
  (5% return before
  expenses)                       $ 1,000          $ 1,021.63             $ 3.62             0.71%

Class B
Actual                            $ 1,000          $ 1,111.23             $ 5.11             0.96%
Hypothetical
  (5% return before
  expenses)                       $ 1,000          $ 1,020.37             $ 4.89             0.96%

* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


5


BALANCED SHARES PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2006

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                PERCENT OF
COMPANY                                   U.S. $ VALUE          NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                       $ 25,981,346              12.5%
JPMorgan Chase & Co.                         6,052,956               2.9
American International Group, Inc.           5,876,120               2.8
Time Warner, Inc. (Bonds & Common Stock)     5,443,816               2.6
Citigroup, Inc.                              5,402,900               2.6
Bank of America Corp.                        5,104,084               2.4
Wyeth (Bonds & Common Stock)                 4,923,116               2.4
Procter & Gamble Co.                         4,511,754               2.2
Exxon Mobil Corp.                            4,367,910               2.1
Federal National Mortgage Assoc.
  (Bonds & Common Stock)                     4,262,945               2.0
                                          ------------            ------
                                          $ 71,926,947              34.5%




SECTOR DIVERSIFICATION
December 31, 2006
_______________________________________________________________________________


                                                                PERCENT OF
SECTOR                                    U.S. $ VALUE          NET ASSETS
-------------------------------------------------------------------------------
Finance                                   $ 47,393,479              22.8%
U.S. Government & Government Sponsored
  Agency Obligations                        31,909,362              15.3
Consumer Services                           20,687,186               9.9
Technology                                  18,337,404               8.8
Consumer Staples                            14,192,832               6.8
Health Care                                 13,812,661               6.6
Energy                                      13,533,994               6.5
Commercial Mortgage Backed Securities       12,023,330               5.8
Utilities                                   10,462,363               5.0
Capital Goods                                9,652,144               4.7
Basic Industry                               6,001,235               2.9
Other*                                       5,512,322               2.7
                                          ------------            ------
Total Investments**                        203,518,312              97.8
Cash and receivables, net of liabilities     4,699,016               2.2
                                          ------------            ------
Net Assets                                $208,217,328             100.0%


* The Portfolio's sector breakdown is expressed as a percentage of net assets and may vary over time. "Other" represents less than 2.9% weighting in the following sectors: Conglomerate/Miscellaneous, Consumer Manufacturing, Industrials, Municipal Obligations, Sovereign Debt Obligations and Transportation.

**   Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


6


BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2006

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-62.0%

FINANCE-17.8%
BANKING - MONEY CENTER-3.4%
The Bank of New York Co.,
  Inc                                            18,300     $    720,471
JPMorgan Chase & Co.                            125,320        6,052,956
Wachovia Corp.                                    7,000          398,650
                                                             ------------
                                                               7,172,077

BANKING - REGIONAL-4.0%
Bank of America Corp.                            95,600        5,104,084
Northern Trust Corp.                             22,700        1,377,663
Wells Fargo & Co.                                53,500        1,902,460
                                                             ------------
                                                               8,384,207

BROKERAGE & MONEY MANAGEMENT-1.7%
Goldman Sachs Group, Inc.                         6,600        1,315,710
Merrill Lynch & Co., Inc.                        23,600        2,197,160
                                                             ------------
                                                               3,512,870

INSURANCE-5.1%
ACE, Ltd.                                        36,800        2,228,976
Allstate Corp.                                   10,000          651,100
American International Group,
  Inc.                                           82,000        5,876,120
Axis Capital Holdings Ltd.                       52,700        1,758,599
                                                             ------------
                                                              10,514,795

MISCELLANEOUS-2.6%
Citigroup, Inc.                                  97,000        5,402,900

MORTGAGE BANKING-1.0%
Federal National Mortgage
  Association                                      33,500        1,989,565
                                                             ------------
                                                              36,976,414

CONSUMER SERVICES-8.7%
BROADCASTING & CABLE-5.8%
Comcast Corp. - Class A(a)                       33,380        1,412,975
Comcast Corp. - Special -
  Class A(a)                                     21,200          887,856
News Corp. - Class A                            171,300        3,679,524
Time Warner, Inc.                               228,400        4,974,552
  Viacom, Inc. - Class B(a)                      26,800        1,099,604
                                                             ------------
                                                              12,054,511

PRINTING & PUBLISHING-0.0%
Idearc, Inc.(a)                                   2,760           79,074

RESTAURANTS & LODGING-1.9%
Hilton Hotels Corp.                              49,000        1,710,100
McDonald's Corp.                                 52,600        2,331,758
                                                             ------------
                                                               4,041,858

RETAIL - GENERAL MERCHANDISE-1.0%
Best Buy Co., Inc.                                7,800          383,682
Home Depot, Inc.                                 40,400        1,622,464
                                                             ------------
                                                               2,006,146
                                                             ------------
                                                              18,181,589

TECHNOLOGY-7.1%
COMMUNICATION EQUIPMENT-1.5%
Cisco Systems, Inc.(a)                           52,300        1,429,359
Motorola, Inc.                                   32,500          668,200
QUALCOMM, Inc.                                   28,400        1,073,236
                                                             ------------
                                                               3,170,795

COMPUTER HARDWARE/STORAGE-2.4%
International Business Machines
  Corp.                                          26,100        2,535,615
Sun Microsystems, Inc.(a)                       441,400        2,392,388
                                                             ------------
                                                               4,928,003

COMPUTER SERVICES-0.4%
Fiserv, Inc.(a)                                  15,000          786,300

SEMICONDUCTOR CAPITAL EQUIPMENT-0.6%
Applied Materials, Inc.                          74,300        1,370,835

SEMICONDUCTOR COMPONENTS-0.5%
NVIDIA Corp.(a)                                  25,800          954,858

SOFTWARE-1.7%
Microsoft Corp.                                 120,600        3,601,116
                                                             ------------
                                                              14,811,907

CONSUMER STAPLES-6.0%
BEVERAGES-0.6%
PepsiCo, Inc.                                    21,000        1,313,550

HOUSEHOLD PRODUCTS-2.6%
Colgate-Palmolive Co.                            12,200          795,928
Procter & Gamble Co.                             70,200        4,511,754
                                                             ------------
                                                               5,307,682

MISCELLANEOUS-0.7%
Fortune Brands, Inc.                             16,000        1,366,240

TOBACCO-2.1%
Altria Group, Inc.                               35,700        3,063,774
Loews Corp. - Carolina
  Group                                          21,800        1,410,896
                                                             ------------
                                                               4,474,670

                                                             ------------
                                                              12,462,142

ENERGY-6.0%
DOMESTIC PRODUCERS-1.1%
Noble Energy, Inc.                               46,600        2,286,662


7


BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
INTERNATIONAL-3.3%
Chevron Corp.                                    32,000     $  2,352,960
Exxon Mobil Corp.                                57,000        4,367,910
                                                             ------------
                                                               6,720,870

MISCELLANEOUS-0.3%
ConocoPhillips                                    9,100          654,745

OIL SERVICE-1.3%
Baker Hughes, Inc.                                7,810          583,095
BJ Services Co.                                  11,200          328,384
GlobalSantaFe Corp.                               5,000          293,900
Nabors Industries Ltd.(a)                        50,600        1,506,868
                                                             ------------
                                                               2,712,247
                                                             ------------
                                                              12,374,524

HEALTH CARE-5.7%
DRUGS-3.7%
Eli Lilly & Co.                                  23,000        1,198,300
Merck & Co. Inc.                                 47,400        2,066,640
Wyeth                                            89,100        4,536,972
                                                             ------------
                                                               7,801,912

MEDICAL PRODUCTS-0.2%
Becton Dickinson & Co.                            5,600          392,840

MEDICAL SERVICES-1.8%
WellPoint, Inc.(a)                               47,600        3,745,644
                                                             ------------
                                                              11,940,396

CAPITAL GOODS-4.6%
ELECTRICAL EQUIPMENT-1.6%
Emerson Electric Co.                             77,100        3,399,339

MISCELLANEOUS-3.0%
General Electric Co.                             79,540        2,959,683
Illinois Tool Works, Inc.                        15,800          729,802
United Technologies Corp.                        41,000        2,563,320
                                                             ------------
                                                               6,252,805
                                                             ------------
                                                               9,652,144

UTILITIES-3.4%
ELECTRIC & GAS UTILITY-0.6%
FirstEnergy Corp.                                22,500        1,356,750

TELEPHONE UTILITY-2.8%
AT&T, Inc.                                      104,600        3,739,450
Verizon Communications, Inc.                     55,200        2,055,648
                                                             ------------
                                                               5,795,098
                                                             ------------
                                                               7,151,848

BASIC INDUSTRY-2.0%
CHEMICALS-1.7%
Air Products & Chemicals,
  Inc.                                           38,200        2,684,696
E.I. Du Pont de Nemours &
  Co.                                            14,700          716,037
                                                             ------------
                                                               3,400,733


                                              Shares or
                                              Principal
                                                Amount
Company                                          (000)      U.S. $ Value
-------------------------------------------------------------------------------
MINING & METALS-0.3%
Alcoa, Inc.                                      21,000     $    630,210
                                                             ------------
                                                               4,030,943

TRANSPORTATION-0.7%
AIR FREIGHT-0.4%
United Parcel Service, Inc. -
  Class B                                        10,300          772,294

RAILROAD-0.3%
Union Pacific Corp.                               7,100          653,342
                                                             ------------
                                                               1,425,636

Total Common Stocks
  (cost $97,324,863)                                         129,007,543

U.S. GOVERNMENT AND GOVERNMENT SPONSORED
  AGENCY OBLIGATIONS-15.3%
U.S. TREASURY NOTES-12.5%
  1.625%, 1/15/15 (TIPS)                         $  523          492,667
  3.00%, 11/15/07 - 2/15/09                       1,380        1,333,788
  3.125%, 4/15/09                                   950          916,379
  3.625%, 5/15/13                                 2,370        2,233,078
  3.875%, 5/15/10 - 9/15/10                       3,135        3,047,791
  4.00%, 4/15/10 - 11/15/12                       1,155        1,116,462
  4.125%, 5/15/15                                 1,309        1,256,895
  4.25%, 10/15/10 - 8/15/15                       4,285        4,177,456
  5.00%, 2/15/11                                    351          355,387
  5.125%, 5/15/16                                 1,529        1,574,930
  5.50%, 2/15/08                                    575          578,369
  5.625%, 5/15/08                                 6,210        6,266,766
  5.75%, 8/15/10                                    965          998,285
  6.00%, 8/15/09                                     30           30,906
  6.25%, 2/15/07                                  1,600        1,602,187
                                                             ------------
                                                              25,981,346

U.S. TREASURY BONDS-1.7%
  4.50%, 2/15/36                                  2,260        2,149,120
  6.875%, 8/15/25                                   250          309,492
  8.125%, 8/15/21                                    35           46,711
  11.25%, 2/15/15                                   800        1,149,313
                                                             ------------
                                                               3,654,636

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION-1.1%
  6.625%, 10/15/07                                2,250        2,273,380

Total U.S. Government and
  Government Sponsored
  Agency Obligations
  (cost $32,022,461)                                          31,909,362

CORPORATE DEBT OBLIGATIONS-13.6%
AUTOMOTIVE-0.3%
DaimlerChrysler North America
  4.875%, 6/15/10                                   395          385,047
Ford Motor Credit Co.
  4.95%, 1/15/08                                    170          167,128
                                                             ------------
                                                                 552,175


8


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                              Principal
                                                Amount
Company                                          (000)      U.S. $ Value
-------------------------------------------------------------------------------
BANKING-2.4%
Barclays Bank PLC
  8.55%, 6/15/11(b)(c)                          $    50     $     55,952
The Chuo Mitsui Trust &
  Banking Co., Ltd.
  5.506%, 4/15/49(b)(c)                             300          286,542
Dresdner Funding Trust I
  8.151%, 6/30/31(b)                                295          355,313
Fuji JGB Investment
  9.87%, 6/30/08(b)(c)                              240          254,332
HBOS PLC
  5.375%, 11/01/49(b)(c)                            250          246,191
HSBC Bank USA
  5.875%, 11/01/34                                  310          310,181
Northern Rock PLC
  5.60%, 4/30/14(b)(c)                              445          430,565
Popular North America, Inc.
  4.25%, 4/01/08                                    470          463,064
RBS Capital Trust III
  5.512%, 9/29/49(c)                                495          489,257
Regency Centers LP
  5.25%, 8/01/15                                    300          290,859
Royal Bank of Scotland
  Group PLC
  7.648%, 9/30/31(c)                                250          293,520
Sanwa Bank Ltd.
  7.40%, 6/15/11                                    200          216,073
Sumitomo Mitsui Banking Corp.
  5.625%, 10/15/15(b)(c)                            135          131,968
UBS Preferred Funding Trust II
  7.247%, 6/26/11(c)                                250          267,279
UFJ Finance Aruba AEC
  6.75%, 7/15/13                                    335          357,502
Unicredito Italiano Capital
  Trust II
  9.20%, 10/05/10(b)(c)                             330          370,297
Wachovia Capital Trust III
  5.80%, 3/15/11(c)                                 130          131,073
                                                             ------------
                                                               4,949,968

BROADCASTING/MEDIA-0.9%
BSKYB Finance UK PLC
  5.625%, 10/15/15(b)                               120          117,527
Clear Channel Communications,
  Inc.
  5.50%, 9/15/14                                    215          181,365
News America Holdings, Inc.
  8.25%, 10/17/96                                    60           68,157
  9.25%, 2/01/13                                    100          117,337
News America, Inc.
  5.30%, 12/15/14                                   100           98,306
The Thomson Corp.
  5.75%, 2/01/08                                    460          461,378
Time Warner Entertainment Co.
  8.375%, 3/15/23                                   400          469,264
Viacom, Inc.
  7.875%, 7/30/30                                    60           62,876
WPP Finance Corp.
  5.875%, 6/15/14                                   250          249,561
                                                             ------------
                                                               1,825,771

BUILDING/REAL ESTATE-0.3%
DR Horton, Inc.
  6.50%, 4/15/16                                     80           80,488
EOP Operating LP
  7.875%, 7/15/31                                   200          235,700
iStar Financial, Inc.
  Series B
  5.70%, 3/01/14                                    200          198,189
  6.00%, 12/15/10                                   200          202,509
                                                             ------------
                                                                 716,886

CHEMICALS-0.6%
Boston Scientific Corp.
  6.40%, 6/15/16                                    230          232,750
Eastman Chemical Co.
  7.25%, 1/15/24                                    175          183,409
EI Du Pont de Nemours & Co.
  3.375%, 11/15/07                                  475          465,640
Lubrizol Corp.
  5.50%, 10/01/14                                   275          268,089
                                                             ------------
                                                               1,149,888

COMMUNICATIONS-0.2%
AT&T Corp.
  7.30%, 11/15/11                                   250          270,669
Qwest Corp.
  7.875%, 9/01/11                                   200          213,000
                                                             ------------
                                                                 483,669

COMMUNICATIONS - FIXED-0.5%
Embarq Corp.
  6.738%, 6/01/13                                   450          460,578
GTE Corp.
  8.75%, 11/01/21                                   390          474,397
                                                             ------------
                                                                 934,975

COMMUNICATIONS - MOBILE-0.4%
AT&T Wireless
  8.75%, 3/01/31                                    200          259,913
Mobile Telesystems Finance
  9.75%, 1/30/08(b)                                 230          238,395
Nextel Communications, Inc.
  Series F
  5.95%, 3/15/14                                    290          282,406
Telus Corp.
  8.00%, 6/01/11                                    100          109,354
                                                             ------------
                                                                 890,068


9


BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                              Principal
                                                Amount
Company                                          (000)      U.S. $ Value
-------------------------------------------------------------------------------
CONGLOMERATE/MISCELLANEOUS-0.1%
Hutchison Whampoa
  International, Ltd.
  7.45%, 11/24/33(b)                             $  100     $    115,303

CONTAINERS-0.1%
Packaging Corp. of America
  4.375%, 8/01/08                                   200          196,366

ENERGY-0.5%
Amerada Hess Corp.
  7.30%, 8/15/31                                    260          290,172
Enterprise Products Operating
  L.P. Series B
  5.60%, 10/15/14                                   150          147,320
TXU Energy Co. LLC
  7.00%, 3/15/13                                    160          167,417
Valero Energy Corp.
  4.75%, 6/15/13                                    300          284,471
XTO Energy, Inc.
  7.50%, 4/15/12                                    100          108,645
                                                             ------------
                                                                 998,025

FINANCIAL-1.6%
Capital One Bank
  6.50%, 6/13/13                                    400          421,652
Countrywide Financial Corp.
  6.25%, 5/15/16                                    460          468,847
General Electric Capital Corp.
  5.875%, 2/15/12                                   500          514,157
Goldman Sachs Group, Inc.
  5.70%, 9/01/12                                    470          478,665
HSBC Finance Corp.
  7.875%, 3/01/07                                   150          150,570
Lehman Brothers Holdings, Inc.
  7.875%, 8/15/10                                   150          161,958
Rabobank Capital Funding II
  5.26%, 12/31/13(b)(c)                             230          224,927
Resona Preferred Global
  Securities
  7.191%, 7/30/15(b)(c)                             413          430,938
UBS Preferred Funding Trust V
  Series 1
  6.243%, 5/15/16(c)                                465          481,501
                                                             ------------
                                                               3,333,215

FOOD/BEVERAGE-0.3%
Altria Group, Inc.
  7.75%, 1/15/27                                    210          254,707
Kraft Foods, Inc.
  5.25%, 10/01/13                                   195          192,535
Tyson Foods, Inc.
  8.25%, 10/01/11                                   220          237,737
                                                             ------------
                                                                 684,979

HEALTH CARE-0.9%
Boston Scientific Corp.
  5.45%, 6/15/14                                    215          206,421
  6.00%, 6/15/11                                    110          111,019
  6.25%, 11/15/15                                   350          350,674
Lincoln National Corp.
  7.00%, 5/17/66(c)                                 445          471,649
UnitedHealth Group, Inc.
  5.25%, 3/15/11                                    200          199,315
WellPoint, Inc.
  5.25%, 1/15/16                                    150          147,043
Wyeth
  6.50%, 2/01/34                                    355          386,144
                                                             ------------
                                                               1,872,265

HOTEL/LODGING-0.1%
ITT Corp.
  7.375%, 11/15/15                                  181          185,307
Starwood Hotels & Resorts
  Worldwide, Inc.
  7.875%, 5/01/12                                    98          103,500
                                                             ------------
                                                                 288,807

INDUSTRIAL-0.6%
CRH America, Inc.
  6.00%, 9/30/16                                    250          252,349
Hanson Australia Funding Ltd.
  5.25%, 3/15/13                                    155          151,168
Inco Ltd.
  7.75%, 5/15/12                                    495          541,461
Tyco International Group, SA
  6.00%, 11/15/13                                   115          118,988
Waste Management, Inc.
  6.375%, 11/15/12                                  175          183,264
                                                             ------------
                                                               1,247,230

INSURANCE-0.9%
American RE Corp.
  Series B
  7.45%, 12/15/26                                   140          159,604
CNA Financial Corp.
  5.85%, 12/15/14                                    85           85,347
Hartford Financial Services
  Group, Inc.
  6.375%, 11/01/08                                  125          127,254
ING Groep NV
  5.775%, 12/29/49(c)                               470          469,591
Liberty Mutual Group, Inc.
  5.75%, 3/15/14(b)                                 350          348,702
North Front Pass Through Trust
  5.81%, 12/15/24(b)(c)                             500          492,250
Zurich Capital Trust I
  8.376%, 6/01/37(b)                                200          209,634
                                                             ------------
                                                               1,892,382


10


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                              Principal
                                                Amount
Company                                          (000)      U.S. $ Value
-------------------------------------------------------------------------------
METALS/MINING-0.3%
Ispat Inland ULC
  9.75%, 4/01/14                                $   100     $    111,750
Noranda Inc.
  6.00%, 10/15/15                                   295          300,852
Southern Copper Corp.
  7.50%, 7/27/35                                    195          211,436
                                                             ------------
                                                                 624,038

NON-AIR TRANSPORTATION-0.0%
CSX Corp.
  5.50%, 8/01/13                                    100           99,876

PETROLEUM PRODUCTS-0.1%
Petronas Capital, Ltd.
  7.00%, 5/22/12(b)                                 150          161,445

PUBLIC UTILITIES - ELECTRIC & GAS-0.4%
CenterPoint Energy Resources Corp.
  Series B
  7.875%, 4/01/13                                   450          499,280
Consumers Energy Co.
  5.375%, 4/15/13                                   150          148,549
SPI Electricity & Gas Australia
  Holdings
  Pty, Ltd.
  6.15%, 11/15/13(b)                                250          259,047
                                                             ------------
                                                                 906,876

PUBLIC UTILITIES - GAS-0.2%
Texas Eastern Transmission Corp.
  7.30%, 12/01/10                                   350          371,231

PUBLIC UTILITIES - TELEPHONE-0.7%
Bellsouth Capital Funding Corp.
  7.12%, 7/15/97                                    360          381,647
BellSouth Corp.
  5.20%, 9/15/14                                    345          336,691
CenturyTel, Inc.
  Series G
  6.875%, 1/15/28                                    85           82,385
Verizon Virginia, Inc.
  Series A
  4.625%, 3/15/13                                   525          493,030
Windstream Corp.
  8.125%, 8/01/13(b)                                214          231,655
                                                             ------------
                                                               1,525,408

PUBLISHING-0.1%
RH Donnelley Corp
  Series A-3
  8.875%, 1/15/16                                   225          236,250

RETAIL-0.1%
CVS Corp.
  6.125%, 8/15/16                                   150          154,769

SUPERMARKET/DRUG-0.5%
Bristol-Myers Squibb Co.
  6.875%, 8/01/97                                   425          452,885
Safeway, Inc.
  4.95%, 8/16/10                                    400          392,448
  5.80%, 8/15/12                                    200          200,378
                                                             ------------
                                                               1,045,711

TECHNOLOGY-0.5%
Electronic Data Systems Corp.
  Series B
  6.00%, 8/01/13                                    445          447,997
Hewlett-Packard Co.
  3.625%, 3/15/08                                   475          466,002
Motorola, Inc.
  7.625%, 11/15/10                                   64           68,911
                                                             ------------
                                                                 982,910

Total Corporate Debt Obligations
  (cost $28,193,741)                                          28,240,486

COMMERCIAL MORTGAGE BACKED SECURITIES-5.8%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-1, Class A3
  4.877%, 11/10/42                                2,000        1,976,555
  Series 2001-PB1, Class A2
  5.787%, 5/11/35                                 1,591        1,622,720
Bear Stearns Commercial
  Mortgage
  Securities, Inc.
  Series 2005-PWR9, Class A4A
  4.871%, 9/11/42                                 2,000        1,938,381
Greenwich Capital Commercial
  Funding Corp.
  Series 2005-GG3, Class A4
  4.799%, 8/10/42(c)                                900          870,151
GS Mortgage Securities Corp. II
  Series 2004-GG2, Class A6
  5.396%, 8/10/38(c)                                600          602,784
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2005-LDP3, Class A2
  4.851%, 8/15/42                                 1,500        1,479,249
  Series 2006-CB15, Class A4
  5.814%, 6/12/43(c)                                176          181,643
LB-UBS Commercial Mortgage
  Trust
  Series 2006-C1, Class A4
  5.156%, 2/15/31                                 1,500        1,480,804
Merrill Lynch Mortgage Trust
  Series 2004-KEY2, Class A4
  4.864%, 8/12/39(c)                                400          387,588


11


BALANCED SHARES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                              Shares or
                                              Principal
                                                Amount
Company                                          (000)      U.S. $ Value
-------------------------------------------------------------------------------
Morgan Stanley Capital I
  Series 2005-HQ5, Class A4
  5.168%, 1/14/42                               $ 1,500     $  1,483,455

Total Commercial Mortgage
  Backed Securities
  (cost $12,189,776)                                          12,023,330

NON-CONVERTIBLE - PREFERRED STOCKS-0.5%
PUBLIC UTILITIES - ELECTRIC & GAS-0.3%
DTE Energy Trust I
  7.80%                                          20,000          507,000

BANKING-0.1%
Royal Bank of Scotland Group
  PLC
  5.75%                                          10,000          241,500

COMMUNICATIONS-0.1%
Centaur Funding Corp.
  9.08%(b)                                          200          233,875

Total Non-Convertible -
  Preferred Stocks
  (cost $982,616)                                                982,375

SOVEREIGN DEBT OBLIGATIONS-0.4%
SOVEREIGN-0.4%
Korea Development Bank
  5.75%, 9/10/13                                  $ 200          202,618
United Mexican States
  6.375%, 1/16/13                                   700          736,050

Total Sovereign Debt Obligations
  (cost $899,752)                                                938,668


                                              Principal
                                                Amount
Company                                          (000)      U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-0.2%
TEXAS-0.2%
Dallas - Fort Worth Texas
  International Airport
  Facilities Improvement
  Corp. MBIA FSA
  7.07%, 11/01/24
  (cost $409,487)                                 $ 400     $    416,548

SHORT-TERM INVESTMENT-1.8%
TIME DEPOSIT-1.8%
The Bank of New York
  4.25%, 1/02/07
  (cost $3,788,000)                               3,788        3,788,000

TOTAL INVESTMENTS-99.6%
  (cost $175,810,696)                                        207,306,312
Other assets less
  liabilities-0.4%                                               911,016

NET ASSETS-100.0%                                           $208,217,328


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate market value of these securities amounted to $5,194,858 or 2.5% of net assets.

(c)  Variable rate coupon, rate shown as of December 31, 2006.

     Glossary:
     FSA  - Financial Security Assurance Inc.
     MBIA - Municipal Bond Investors Assurance
     TIPS - Treasury Inflation Protected Security

     See Notes to Financial Statements.


12


BALANCED SHARES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $175,810,696)         $207,306,312
  Cash                                                                     694
  Dividends and interest receivable                                  1,051,522
  Receivable for capital stock sold                                    163,775
  Total assets                                                     208,522,303

LIABILITIES
  Advisory fee payable                                                  97,603
  Printing fee payable                                                  67,635
  Custodian fee payable                                                 40,056
  Payable for capital stock redeemed                                    37,459
  Administrative fee payable                                            21,750
  Distribution fee payable                                               9,475
  Transfer Agent fee payable                                                65
  Accrued expenses                                                      30,932
  Total liabilities                                                    304,975

NET ASSETS                                                        $208,217,328

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     10,265
  Additional paid-in capital                                       167,446,474
  Undistributed net investment income                                5,184,692
  Accumulated net realized gain on investment transactions           4,080,281
  Net unrealized appreciation of investments                        31,495,616
                                                                  ------------
                                                                  $208,217,328

Net Asset Value Per Share--1 billion shares of capital stock authorized, $.001 par value

                                                    Shares            Net Asset
Class                         Net Assets          Outstanding           Value
-------------------------------------------------------------------------------
A                            $ 163,608,481         8,054,408           $ 20.31
B                            $  44,608,847         2,210,680           $ 20.18


See Notes to Financial Statements.


13


BALANCED SHARES PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2006

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Interest                                                        $  4,173,444
  Dividends                                                          2,672,960
  Total investment income                                            6,846,404

EXPENSES
  Advisory fee                                                       1,154,081
  Distribution fee--Class B                                            109,918
  Transfer agency--Class A                                               2,470
  Transfer agency--Class B                                                 660
  Custodian                                                            154,791
  Administrative                                                        86,750
  Printing                                                              73,512
  Audit                                                                 37,500
  Legal                                                                 14,679
  Directors' fees                                                        1,400
  Miscellaneous                                                          7,553
  Total expenses                                                     1,643,314
  Net investment income                                              5,203,090

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                       4,453,419
  Net change in unrealized appreciation/depreciation of
    investments                                                     13,257,971
  Net gain on investment transactions                               17,711,390

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 22,914,480


See Notes to Financial Statements.


14


BALANCED SHARES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                 Year Ended        Year Ended
                                                December 31,      December 31,
                                                    2006              2005
                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $  5,203,090      $  5,145,410
  Net realized gain on investment
    transactions                                   4,453,419        20,713,391
  Net change in unrealized
    appreciation/depreciation of
    investments                                   13,257,971       (17,354,902)
  Net increase in net assets from
    operations                                    22,914,480         8,503,899

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                       (4,150,250)       (4,723,307)
    Class B                                         (985,740)       (1,088,094)
  Net realized gain on investment
    transactions
    Class A                                       (4,500,374)               -0-
    Class B                                       (1,194,218)               -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                   (24,364,070)      (20,841,594)
  Total decrease                                 (12,280,172)      (18,149,096)

NET ASSETS
  Beginning of period                            220,497,500       238,646,596
  End of period (including undistributed
    net investment income of $5,184,692
    and $5,117,219, respectively)               $208,217,328      $220,497,500


See Notes to Financial Statements.


15
BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Shares Portfolio (the "Portfolio"), formerly AllianceBernstein Total Return Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is total return consistent with reasonable risk, through a combination of income and long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek to achieve a high return through a combination of current income and capital appreciation. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


16


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums or accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .625% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.


17


BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Brokerage commissions paid on investment transactions for the year ended December 31, 2006 amounted to $107,725, none of which was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.


NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.), (the "Distributor"), a wholly-owned subsidiary of the Adviser at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                 Purchases           Sales
                                               --------------    --------------
Investment securities (excluding U.S.
  government securities)                        $ 59,736,602      $ 79,402,443
U.S. government securities                        23,059,444        29,944,699


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $ 176,090,134
Gross unrealized appreciation                                    $  32,496,205
Gross unrealized depreciation                                       (1,280,027)
Net unrealized appreciation                                      $  31,216,178


1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.


18


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.


NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     December 31,   December 31,  December 31,    December 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold              249,152       271,384    $  4,829,243    $  5,117,800
Shares issued in
  reinvestment of
  dividends and
   distributions         475,571       253,261       8,650,624       4,723,307
Shares redeemed       (1,795,391)   (1,620,419)    (34,393,034)    (30,581,492)
Net decrease          (1,070,668)   (1,095,774)   $(20,913,167)   $(20,740,385)

Class B
Shares sold               93,891       234,077    $  1,805,722    $  4,387,245
Shares issued in
  reinvestment of
  dividends and
  distributions          120,506        58,657       2,179,958       1,088,094
Shares redeemed         (391,247)     (297,472)     (7,436,583)     (5,576,548)
Net decrease            (176,850)       (4,738)   $ (3,450,903)   $   (101,209)


19


BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.


NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                    2006              2005
                                               --------------    --------------
Distributions paid from:
  Ordinary income                               $  5,352,104      $  5,811,401
Long-term capital gains                            5,478,478                -0-
Total taxable distributions                       10,830,582         5,811,401
Total distributions paid                        $ 10,830,582      $  5,811,401


As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                   $  5,583,172
Undistributed long-term capital gains                              3,961,239
Unrealized appreciation/(depreciation)                            31,216,178(a)
Total accumulated earnings/(deficit)                            $ 40,760,589

(a) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


During the current fiscal year, permanent differences primarily due to the tax treatment of paydown gains/losses resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting


20


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims


21


BALANCED SHARES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced


22


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.


On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


23


BALANCED SHARES PORTFOLIO
FINANCIAL HIGHLIGHTS

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                         CLASS A
                                            ----------------------------------------------------------------
                                                                 Year Ended December 31,
                                            ----------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------   -----------  -----------  -----------  -----------
Net asset value, beginning of period          $19.18        $18.94       $17.76       $15.30       $17.65

Income From Investment Operations
Net investment income (a)                        .49           .43          .46(b)       .42          .45
Net realized and unrealized gain (loss)
  on investment transactions                    1.66           .30         1.12         2.47        (2.29)
Net increase (decrease) in net asset
  value from operations                         2.15           .73         1.58         2.89        (1.84)

Less: Dividends and Distributions
Dividends from net investment income            (.49)         (.49)        (.40)        (.43)        (.32)
Distributions from net realized gain on
  investment transactions                       (.53)           -0-          -0-          -0-        (.19)
Total dividends and distributions              (1.02)         (.49)        (.40)        (.43)        (.51)
Net asset value, end of period                $20.31        $19.18       $18.94       $17.76       $15.30

Total Return
Total investment return based on net
  asset value (c)                              11.79%         3.91%        9.07%       19.05%      (10.58)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $163,608      $175,005     $193,600     $197,334     $171,670
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .73%(d)       .71%         .71%         .79%         .79%
  Expenses, before waivers and
    reimbursements                               .73%(d)       .71%         .76%         .79%         .79%
  Net investment income                         2.53%(d)      2.29%        2.57%(b)     2.60%        2.76%
Portfolio turnover rate                           40%           52%          60%          81%          57%


See footnote summary on page 25.


24


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                         CLASS B
                                            ----------------------------------------------------------------
                                                                 Year Ended December 31,
                                            ----------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------   -----------  -----------  -----------  -----------
Net asset value, beginning of period          $19.05       $18.83       $17.69       $15.27       $17.65

Income From Investment Operations
Net investment income (a)                        .44          .38          .43(b)       .36          .39
Net realized and unrealized gain (loss)
  on investment transactions                    1.66          .29         1.10         2.48        (2.27)
Net increase (decrease) in net asset
  value from operations                         2.10          .67         1.53         2.84        (1.88)

Less: Dividends and Distributions
Dividends from net investment income            (.44)        (.45)        (.39)        (.42)        (.31)
Distributions from net realized gain on
  investment transactions                       (.53)          -0-          -0-          -0-        (.19)
Total dividends and distributions               (.97)        (.45)        (.39)        (.42)        (.50)
Net asset value, end of period                $20.18       $19.05       $18.83       $17.69       $15.27

Total Return
Total investment return based on net
  asset value (c)                              11.56%        3.61%        8.79%       18.78%      (10.80)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $44,609      $45,493      $45,047      $23,417       $3,302
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .98%(d)      .96%         .96%        1.05%        1.05%
  Expenses, before waivers and
    reimbursements                               .98%(d)      .96%        1.01%        1.05%        1.05%
  Net investment income                         2.28%(d)     2.04%        2.35%(b)     2.29%        2.51%
Portfolio turnover rate                           40%          52%          60%          81%          57%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived or reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.


25


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Balanced Shares Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Balanced Shares Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (formerly AllianceBernstein Total Return Portfolio) (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Balanced Shares Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 12, 2007




TAX INFORMATION
(Unaudited)
_______________________________________________________________________________


For corporate shareholders, 47.99% of the total ordinary income distribution paid during the fiscal year ended December 31, 2006 qualifies for the corporate dividends received deduction.


26


BALANCED SHARES PORTFOLIO

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer John J. Kelley(2), Vice President
Stephen W. Pelensky(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Goverance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. Mr. Stephen Pelensky of the Relative Value Investment Team is responsible for the day-to-day management of the equity component of the Portfolio's portfolio and Mr. John Kelley of the Global Credit Research Team is responsible for the day-to-day management of the debt component of the Portfolio's portfolio.


27


BALANCED SHARES PORTFOLIO

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                        PORTFOLIOS
                                                                                         IN FUND            OTHER
   NAME, ADDRESS*,                            PRINCIPAL                                  COMPLEX         DIRECTORSHIP
       AGE                                   OCCUPATION(S)                              OVERSEEN BY        HELD BY
  (YEAR ELECTED**)                         DURING PAST 5 YEARS                           DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                   Executive Vice President of Alliance                   108            SCB Partners Inc.
1345 Avenue of the Americas        Bernstein L.P. (the "Adviser") since 2001                             and SCB, Inc.
New York, NY 10105                 and Executive Managing Director of
49                                 AllianceBernstein Investments, Inc. ("ABI")
(2005)                             since 2003; prior thereto, he was head of
                                   AllianceBernstein Institutional Investments,
                                   a unit of the Adviser from 2001-2003. Prior
                                   thereto, Chief Executive Officer of Sanford C.
                                   Bernstein & Co., LLC (institutional research
                                   and brokerage arm of Bernstein & Co.LLC)
                                   ("SCB & Co.") and its predecessor since
                                   prior to 2002.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ***      Investment Adviser and an Independent                  110            None
Chairman of the Board              Consultant. He was formerly Senior Manager
74                                 of Barrett Associates, Inc., a registered
(1990)                             investment adviser, with which he had been
                                   associated since prior to 2002. He was formerly
                                   Deputy Comptroller and Chief Investment
                                   Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

David H. Dievler, #                Independent Consultant. Until December 1994,           109            None
77                                 he was Senior Vice President of AllianceBernstein
(1990)                             Corporation ("AB Corp.") (formerly, Alliance Capital
                                   Management Corporation") responsible for mutual
                                   fund administration. Prior to joining AB Corp. in
                                   1984, he was Chief Financial Officer of Eberstadt
                                   Asset Management since 1968. Prior to that, he was
                                   a Senior Manager at Price Waterhouse & Co. Member
                                   of American Institute of Certified Public Accountants
                                   since 1953.

John H. Dobkin, #                  Consultant. Formerly, President of Save Venice,        108            None
65                                 Inc. (preservation organization) from 2001-2002,
(1992)                             Senior Advisor from June 1999-June 2000 and
                                   President of Historic Hudson Valley (historic
                                   preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of AB Corp.
                                   (formerly, Alliance Capital Management
                                   Corporation.)


28


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                                        PORTFOLIOS
                                                                                         IN FUND            OTHER
   NAME, ADDRESS*,                            PRINCIPAL                                  COMPLEX         DIRECTORSHIP
       AGE                                   OCCUPATION(S)                              OVERSEEN BY        HELD BY
  (YEAR ELECTED**)                         DURING PAST 5 YEARS                           DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
Michael J. Downey, #               Consultant since January 2004. Formerly,               108            Asia Pacific Fund, Inc.
63                                 managing partner of Lexington Capital, LLC                            and The Merger Fund
(2005)                             (investment advisory firm) from December 1997
                                   until December 2003. Prior thereto, Chairman
                                   and CEO of Prudential Mutual Fund Management
                                   from 1987 to 1993.

D. James Guzy, #                   Chairman of the Board of PLX Technology                108            Intel Corporation
70                                 (semi-conductors) and of SRC Computers Inc.,                          (semi-conductors)
(2005)                             with which he has been associated since prior to                      and Cirrus Logic
                                   2002. He is also President of the Arbor Company                       Corporation
                                   (private family investments).                                         (semi-conductors)

Nancy P. Jacklin, #                Formerly, U.S. Executive Director of the               108            None
58                                 International Monetary Fund( December 2002-
(2006)                             May 2006); Partner, Clifford Chance (1992-2002);
                                   Senior Counsel, International Banking and Finance,
                                   and Associate General Counsel, Citicorp (1985-1992);
                                   Assistant General Counsel (International), Federal
                                   Reserve Board of Governors (1982-1985); and
                                   Attorney Advisor, U.S. Department of the Treasury
                                   (1973-1982). Member of the Bar of the District of
                                   Columbia and of New York; and member of the
                                   Council on Foreign Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture Associates (venture        108            The George Lucas
65                                 capital and consulting), since prior to 2002.                         Educational
(2005)                             From 2003 until May 31, 2006, he was CEO of                           Foundation and
                                   Toppan Photomasks, Inc., Austin, Texas (semi-                         National Datacast, Inc.
                                   conductor manufacturing services).

Earl D. Weiner, #                  Of Counsel, and Partner from 1976-2006,                107            None
67                                 of the law firm Sullivan & Cromwell LLP,
(2007)                             specializing in investment management,
                                   corporate and securities law; member of Task
                                   Force on Fund Director's Guidebook, Federal
                                   Regulation of Securities Committee.


* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

***  Member of the Fair Value Pricing Committee.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


29


BALANCED SHARES PORTFOLIO
MANAGEMENT OF THE FUND
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Officer Information

Certain information concerning the Fund's Officers is listed below.

 NAME, ADDRESS*,              PRINCIPAL POSITION(S)         PRINCIPAL OCCUPATION
     AGE                      HELD WITH FUND                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
49                            Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
61                            President and Independent     Compliance Officer of the AllianceBernstein
                              Compliance Officer            Funds, with which he has been associated
                                                            since October 2004. Prior thereto, he was Of
                                                            Counsel to Kirkpatrick & Lockhart, LLP from
                                                            2003 to October 2004, and General Counsel
                                                            of Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2002 until March 2003.

John J. Kelley                Vice President                Senior Vice President of the Adviser, with
47                                                          which he has been associated since prior to
                                                            2002.

Stephen W. Pelensky           Vice President                Senior Vice President of the Adviser**, with
51                                                          which he has been associated since prior to
                                                            2002.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant General
51                                                          Counsel and Assistant Secretary of ABI**,
                                                            with which she has been associated since prior
                                                            to 2002.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of AllianceBernstein
47                            Financial Officer             Investor Services, Inc. ("ABIS")**,  with
                                                            which he has been associated since prior to
                                                            2002.

Thomas R. Manley              Controller                    Vice President of the Adviser**, with which
55                                                          he has been associated since prior to 2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABIS, ABI and SCB & Co. are affiliates of the Fund.

     The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


30

BALANCED SHARES PORTFOLIO
CONTINUANCE DISCLOSURE

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Information Regarding the Review and Approval of the Portfolio's Advisory Agreement

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Balanced Shares Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

  1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

  2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

  3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

  4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

  5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

  6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

  7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

  8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

  9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

  10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;


31


BALANCED SHARES PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


  11. the Adviser's representation that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio;

  12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

  13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

  14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


32


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 15 to 14 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 59 to 35 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio


33


BALANCED SHARES PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


as compared to a composite index (60% Russell 1000 Value Index/40% Lehman Brothers Government/Credit Index) (the "Index") for periods ended April 30, 2006 over the year to date, 1-, 3-, 5-, 10-year and since inception periods (December 1992 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 5th quintile in the 1-year period, 4th quintile in the 3-year period, and 3rd quintile in the 5-year period, and in the 10-year period the Portfolio was in the 2nd quintile in the Performance Group comparison and 1st quintile in the Performance Universe comparison. The comparative information showed that the Portfolio outperformed the Index in the 10-year period and underperformed the Index in all other periods reviewed. Based on their review and their discussion of the reasons for the Portfolio's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to advise the Portfolio and concluded that the Portfolio's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio has breakpoints at higher asset levels than those in the fee schedule applicable to its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity securities or fixed income securities). They had previously received an oral presentation from the Adviser that supplemented such information.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 55 basis points was somewhat lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 3 basis points, and that as a result the total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was only slightly lower than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was slightly lower than the Expense Group median and somewhat lower than the Expense Universe median. The directors concluded that the Portfolio's expense ratio was satisfactory.


34


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


35


BALANCED SHARES PORTFOLIO
SENIOR OFFICER FEE EVALUATION

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein Balanced Shares Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

  1. Advisory fees charged to institutional and other clients of the Adviser for like services;

  2.  Advisory fees charged by other mutual fund companies for like services;

  3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

  4. Profit margins of the Adviser and its affiliates from supplying such services;

  5.  Possible economies of scale as the Portfolio grows larger; and

  6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                              Net Assets
              Advisory Fee Based on % of       06/30/06
Category      Average Daily Net Assets          ($MIL)           Portfolio
-------------------------------------------------------------------------------
Balanced      55 bp on 1st $2.5 billion         $204.6         Balanced Shares
              45 bp on next $2.5 billion                       Portfolio
              40 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                            As a % of Average
Portfolio                               Amount              Daily Net Assets
-------------------------------------------------------------------------------
Balanced Shares Portfolio               $75,250                   0.03%


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)  Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


36


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Set forth below are the Portfolio's total expense ratios for the most recently completed fiscal year:

Portfolio                     Total Expense Ratio           Fiscal Year
-------------------------------------------------------------------------------
Balanced Shares Portfolio       Class A   0.71%             December 31
                                Class B   0.96%


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Portfolio.

The Adviser manages AllianceBernstein Balanced Shares, Inc., a retail mutual fund, which has a similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Balanced Shares, Inc.:(4)

Portfolio          AllianceBernstein Mutual Fund          Fee Schedule
-------------------------------------------------------------------------------
Balanced Shares         Balanced Shares, Inc.       60 bp on 1st $200 million
Portfolio                                           50 bp on next $200 million
                                                    40 bp on the balance

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.


(4) The advisory fee schedule of AllianceBernstein Balanced Shares, Inc., which was amended as a result of the settlement between the Adviser and the NYAG, has lower breakpoints than the fee schedule based on the NYAG related master schedule because of the size of the fund.


37


BALANCED SHARES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(5)

                                 Effective       Lipper
                                 Management      Group
Portfolio                          Fee(6)        Median          Rank
-------------------------------------------------------------------------------
Balanced Shares Portfolio          0.550          0.600          3/15


Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(7) and Lipper Expense Universe.(8) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                   Expense      Lipper      Lipper      Lipper      Lipper
                    Ratio       Group       Group      Universe    Universe
Portfolio           (%)(9)    Median (%)    Rank      Median (%)     Rank
-------------------------------------------------------------------------------
Balanced Shares
Portfolio           0.714       0.750       6/15        0.767       17/41


Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio decreased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These

(5) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(6) The effective management fee rate for the Portfolio does not reflect expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(7) Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.


(8) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(9)  Most recently completed fiscal year Class A share total expense ratio.


38


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. ("ABI"), the Portfolio's distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

Portfolio                                             12b-1 Fees Received
-------------------------------------------------------------------------------
Balanced Shares Portfolio                                   $114,923


The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

Portfolio                                             Adviser Payment to ABI
-------------------------------------------------------------------------------
Balanced Shares Portfolio                                   $118,912


Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(10)

Although the Portfolio did not effect any brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions during the Portfolio's most recently completed fiscal year, the Portfolio may do so in the future. The Adviser represented that SCB's profitability from any business conducted with the Portfolio will be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

(10) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.


39


BALANCED SHARES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance rankings of the Portfolio(11) relative to its Lipper Performance Group(12) and Lipper Performance Universe(13) for the periods ended April 30, 2006:

Balanced Shares Portfolio                         Group        Universe
-------------------------------------------------------------------------------
1 year                                            14/15          55/59
3 year                                            12/15          37/49
5 year                                            8/15           27/46
10 year                                           3/14           4/35

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)(14) versus its benchmarks:(15)

                                                                 Periods Ending April 30, 2006
                                                                     Annualized Performance
---------------------------------------------------------------------------------------------------------------
Portfolio                                      1 Year      3 Year      5 Year      10 Year     Since Inception
---------------------------------------------------------------------------------------------------------------
Balanced Shares Portfolio                        6.26       11.31       4.85         9.14            9.17

Russell 1000 Value Index                        13.31       21.77       7.79        10.97           12.55

Lehman Brothers                                  2.02        2.83       5.23         6.23            6.49

60% Russell 1000 Value Index / 40%               8.79       14.19       6.77         9.11           10.13
Lehman Brothers Government/Credit Index


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006

(11) The performance rankings are for the Class A shares of the Portfolio.

(12) The Lipper Performance Group is identical to the Lipper Expense Group.

(13) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/ Objective and load type, regardless of asset size.

(14) The performance returns shown are for the Class A shares of the Portfolio.

(15) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


40





-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2006


> ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




INTERNATIONAL VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 2, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Value Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. The Portfolio invests in companies that are determined by the Adviser's Bernstein unit to be undervalued, using a fundamental and quantitative value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency futures contracts or currency forward contracts.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, for the one-year period ended December 31, 2006, and since the Portfolio's Class A and Class B shares inception on May 10, 2001 and August 15, 2001, respectively.

For the annual reporting period ended December 31, 2006, the Portfolio outperformed its benchmark, due largely to strong security selection. Although security selection in the capital equipment, medical and construction & housing sectors detracted from relative performance, stock selection in the industrial commodities, energy and consumer staples sectors significantly added to the Portfolio's relative return.

MARKET REVIEW AND INVESTMENT STRATEGY

International equity markets posted another strong year amid a supportive economic outlook, robust corporate earnings and booming mergers & acquisitions activity. The strong gains by equity markets in 2006 were underpinned by favorable economic developments. In the U.S., the U.S. Federal Reserve did not raise interest rates in August after two years of raising rates, and investors eventually came to anticipate a soft landing for the U.S. At the same time, investors took comfort from the resilience of growth outside the U.S. In Europe, for example, exports remained surprisingly buoyant in the face of the U.S. slowdown and domestic demand strengthened, suggesting that the euro-area recovery was gradually becoming more self-sustaining. These positive economic fundamentals ensured another good year for corporate earnings growth, especially outside the U.S. The strength of corporate balance sheets and the growing confidence of managers led to a significant acceleration in the pace of mergers & acquisitions activity. Stimulated by historically low borrowing costs and the receptivity of financial markets to the issuance of new equity and debt, the value of deals in 2006 reached a record high. All of these factors underpinned strong equity returns.

The Portfolio's International Value Investment Policy Group (the "Group") continues to find attractive opportunities in many of the same sectors as those utilized earlier in the annual period ended December 31, 2006. The Group continues to use fundamental and quantitative tools to find many companies attractively valued, such as those in the finance, industrial commodities, energy and emerging markets areas.


1


INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR 800.984.7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE PORTFOLIO'S QUOTED PERFORMANCE WOULD BE LOWER. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST (MSCI EAFE) INDEX DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals [Luxembourg holding companies] who do not benefit from double taxation treaties).

A WORD ABOUT RISK

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be "value" stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Substantially all of the Portfolio's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                       RETURNS
THE PORTFOLIO VS. ITS BENCHMARK        ----------------------------------------
PERIODS ENDED DECEMBER 31, 2006          1 YEAR     5 YEARS    SINCE INCEPTION*
-------------------------------------------------------------------------------
AllianceBernstein International Value
  Portfolio Class A                      35.36%      22.08%         19.06%

AllianceBernstein International Value
  Portfolio Class B                      35.05%      21.78%         19.27%

MSCI EAFE Index                          26.34%      14.98%          9.96%

* Since inception of the Portfolio's Class A shares on 5/10/01 and Class B shares on 8/15/01. The since inception return for the benchmark is from the Portfolio's Class A shares inception date.


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
5/10/01*-12/31/06


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO CLASS A: $26,762
MSCI EAFE INDEX: $17,078

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                            AllianceBernstein
                           International Value              MSCI EAFE
                            Portfolio Class A                 Index
-------------------------------------------------------------------------------
        5/10/01*                $ 10,000                    $ 10,000
       12/31/01                 $  9,870                    $  8,499
       12/31/02                 $  9,362                    $  7,145
       12/31/03                 $ 13,515                    $  9,901
       12/31/04                 $ 16,909                    $ 11,906
       12/31/05                 $ 19,770                    $ 13,518
       12/31/06                 $ 26,762                    $ 17,078

*  Since inception of the Portfolio's Class A shares on 5/10/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio Class A shares (from 5/10/01* to 12/31/06) as compared to the performance of the Portfolio's benchmark, the MSCI EAFE Index. The chart assumes the reinvestment of dividends and capital gains distributions.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                      BEGINNING            ENDING
                                    ACCOUNT VALUE      ACCOUNT VALUE     EXPENSES PAID       ANNUALIZED
INTERNATIONAL VALUE PORTFOLIO       JULY 1, 2006     DECEMBER 31, 2006   DURING PERIOD*    EXPENSE RATIO*
-----------------------------------------------------------------------------------------------------------
CLASS A
Actual                                 $1,000            $1,188.00            $4.63             0.84%
Hypothetical (5% return before
  expenses)                            $1,000            $1,020.97            $4.28             0.84%

CLASS B
Actual                                 $1,000            $1,186.58            $6.01             1.09%
Hypothetical (5% return before
  expenses)                            $1,000            $1,019.71            $5.55             1.09%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
ING Groep NV                                   $   70,240,265           3.5%
Renault SA                                         62,097,076           3.1
Muenchener Rueckversicherungs AG                   61,528,858           3.0
JFE Holdings, Inc.                                 55,608,155           2.8
Total SA                                           53,543,504           2.7
ENI SpA                                            53,362,145           2.6
ORIX Corp.                                         52,131,882           2.6
BNP Paribas SA                                     48,739,316           2.4
Royal Bank of Scotland Group PLC                   48,659,408           2.4
Sumitomo Mitsui Financial Group, Inc.              48,377,052           2.4
                                               --------------         ------
                                               $  554,287,661          27.5%


SECTOR DIVERSIFICATION
DECEMBER 31, 2006
_______________________________________________________________________________

                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Financial                                      $  658,591,100          32.6%
Capital Equipment                                 242,277,244          12.0
Energy                                            238,676,418          11.8
Industrial Commodities                            220,999,005          10.9
Technology/Electronics                            130,601,948           6.5
Telecommunications                                 85,875,884           4.3
Consumer Staples                                   83,927,396           4.2
Transportation                                     83,243,670           4.1
Medical                                            70,959,045           3.5
Utilities                                          70,021,879           3.5
Construction & Housing                             48,594,499           2.4
                                               --------------         ------
Total Investments*                              1,933,768,088          95.8
Cash and receivables, net of liabilities           84,779,074           4.2
                                               --------------         ------
Net Assets                                     $2,018,547,162         100.0%


*  Excludes short-term investments.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


5


INTERNATIONAL VALUE PORTFOLIO
COUNTRY DIVERSIFICATION
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COUNTRY                                           U.S.$ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Japan                                          $  389,833,095          19.3%
United Kingdom                                    371,048,237          18.4
France                                            299,875,995          14.9
Germany                                           232,997,574          11.5
Netherlands                                       137,729,803           6.8
South Korea                                        90,174,195           4.5
Italy                                              87,506,492           4.3
Taiwan                                             80,335,908           4.0
Switzerland                                        44,368,510           2.2
Brazil                                             41,963,172           2.1
Hong Kong                                          36,651,713           1.8
China                                              34,352,845           1.7
Other*                                             86,930,549           4.3
                                               --------------         ------
Total Investments**                             1,933,768,088          95.8%
Cash and receivables, net of liabilities           84,779,074           4.2
                                               --------------         ------
Net Assets                                     $2,018,547,162         100.0%


* The Portfolio's country breakdown is expressed as a percentage of total net assets and may vary over time. "Other" represents less than 1.7% weightings in the following countries: Belgium, Hungary, Israel, Spain, Sweden, and South Africa.

**  Excludes short-term investments.


6


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------

COMMON STOCKS-95.8%

FINANCIAL-32.6%
BANKING-20.1%
Bank Hapoalim BM                                      990,700    $    4,622,945
Barclays PLC                                        3,091,000        44,133,226
BNP Paribas SA                                        448,020        48,739,316
Credit Agricole SA                                    742,930        31,142,079
Credit Suisse Group                                   636,400        44,368,510
Fortis (Brussels)                                     750,900        31,962,441
HBOS PLC                                            1,784,330        39,445,156
Kookmin Bank (a)                                      247,600        19,907,539
Royal Bank of Scotland
Group PLC                                           1,250,300        48,659,408
Societe Generale                                      256,531        43,397,372
Standard Bank Group Ltd.                              145,201         1,950,684
Sumitomo Mitsui Financial Group, Inc.                   4,725        48,377,052
                                                                 --------------
                                                                    406,705,728
FINANCIAL SERVICES-2.6%
ORIX Corp.                                            179,770        52,131,882

INSURANCE-9.9%
Aviva PLC                                           2,472,997        39,672,517
Fondiaria-Sai SpA (ordinary shares)                   372,337        17,762,520
Fondiaria-Sai SpA (saving shares)                      51,100         1,808,474
Friends Provident PLC                               2,061,380         8,740,856
ING Groep NV                                        1,589,571        70,240,265
Muenchener Rueckversicherungs AG                      357,100        61,528,858
                                                                 --------------
                                                                    199,753,490
                                                                 --------------
                                                                    658,591,100
CAPITAL EQUIPMENT-12.0%
AEROSPACE & DEFENSE-2.8%
BAE Systems PLC                                     2,626,500        21,835,604
European Aeronautic Defence & Space Co., NV         1,010,181        34,660,971
                                                                 --------------
                                                                     56,496,575
AUTOMOBILES-8.1%
Continental AG                                        270,500        31,375,785
Hyundai Mobis (a)                                     250,212        22,986,261
Renault SA                                            518,600        62,097,076
Toyota Motor Corp.                                    689,100        46,119,397
                                                                 --------------
                                                                    162,578,519
MACHINERY & ENGINEERING-1.1%
Sumitomo Heavy Industries Ltd.                      2,214,000        23,202,150
                                                                 --------------
                                                                    242,277,244
ENERGY-11.8%
ENERGY SOURCES-11.8%
BP PLC                                              1,169,600        13,042,310
China Petroleum & Chemical Corp.-Class H           18,094,000        16,762,328
ENI SpA                                             1,586,500        53,362,145
MOL Hungarian Oil and Gas Nyrt (GDR)                   34,630         3,923,548
MOL Hungarian Oil and Gas Nyrt                        165,900        18,763,341
PetroChina Co., Ltd.-Class H                       12,416,000        17,590,517
Petroleo Brasileiro SA (ADR)                          448,900        41,963,172
Repsol YPF SA                                         572,500        19,725,553
Total SA                                              744,100        53,543,504
                                                                 --------------
                                                                    238,676,418
INDUSTRIAL COMMODITIES-10.9%
CHEMICALS-3.2%
BASF AG                                               466,400        45,484,288
Mitsui Chemicals, Inc.                              2,457,000        18,889,828
                                                                 --------------
                                                                     64,374,116
FOREST & PAPER-0.3%
Svenska Cellulosa AB-Class B                          114,800         5,982,037

METAL-NONFERROUS-1.5%
Xstrata PLC                                           636,270        31,660,513

METAL-STEEL-5.9%
JFE Holdings, Inc.                                  1,081,500        55,608,155
Mittal Steel Co. NV                                   779,824        32,828,568
POSCO                                                  92,400        30,545,616
                                                                 --------------
                                                                    118,982,339
                                                                 --------------
                                                                    220,999,005
TECHNOLOGY/ELECTRONICS-6.5%
DATA PROCESSING-0.0%
Canon, Inc.                                                50             2,815

ELECTRICAL & ELECTRONICS-0.7%
Compal Electronics, Inc. (GDR) (b)                  2,164,015         9,646,313
Siliconware Precision Industries Co.                3,214,000         5,021,391
                                                                 --------------
                                                                     14,667,704
ELECTRONIC COMPONENTS & INSTRUMENTS-5.8%
AU Optronics Corp.                                 13,322,400        18,348,346
Samsung Electronics Co. Ltd.                           25,510        16,734,779
Sharp Corp.                                         1,950,000        33,528,445


7


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.
  (ADR)                                             1,718,232    $   18,780,276
United Microelectronics Corp.                      45,814,422        28,539,583
                                                                 --------------
                                                                    115,931,429
                                                                 --------------
                                                                    130,601,948
TELECOMMUNICATIONS-4.3%
TELECOMMUNICATIONS-4.3%
China Netcom Group Corp Ltd.                        8,701,500        23,233,381
Nippon Telegraph & Telephone Corp.                      4,377        21,585,121
Vodafone Group PLC                                 14,866,875        41,057,382
                                                                 --------------
                                                                     85,875,884
CONSUMER STAPLES-4.2%
BEVERAGES & TOBACCO-2.9%
British American Tobacco PLC                          545,200        15,266,297
Japan Tobacco, Inc.                                     9,017        43,583,257
                                                                 --------------
                                                                     58,849,554
FOOD & HOUSEHOLD PRODUCTS-1.3%
J Sainsbury PLC                                     3,135,500        25,077,842
                                                                 --------------
                                                                     83,927,396
TRANSPORTATION-4.1%
TRANSPORTATION-AIRLINES-2.3%
Air France-KLM                                        515,700        21,649,010
Deutsche Lufthansa AG                                 898,200        24,586,763
                                                                 --------------
                                                                     46,235,773
TRANSPORTATION-SHIPPING-1.8%
Mitsui OSK Lines Ltd.                               3,747,000        37,007,897
                                                                 --------------
                                                                     83,243,670
MEDICAL-3.5%
HEALTH & PERSONAL CARE-3.5%
AstraZeneca PLC                                       457,900        24,539,526
GlaxoSmithKline PLC                                   270,200         7,111,882
Sanofi-Aventis                                        426,327        39,307,637
                                                                 --------------
                                                                     70,959,045
UTILITIES-3.5%
UTILITY (ELECTRIC & GAS)-3.5%
E.ON AG                                               304,100        41,250,698
RWE AG                                                262,470        28,771,181
                                                                 --------------
                                                                     70,021,879
CONSTRUCTION & HOUSING-2.4%
BUILDING MATERIALS-0.7%
Buzzi Unicem SpA                                      513,712        14,573,352

CONSTRUCTION & HOUSING-1.0%
George Wimpey PLC                                     336,800         3,665,850
Leopalace21 Corp.                                     306,700         9,797,096
Persimmon PLC                                          79,131         2,360,967
Taylor Woodrow PLC                                    574,800         4,778,902
                                                                 --------------
                                                                     20,602,815
REAL ESTATE-0.7%
Sino Land Co.                                       5,769,528        13,418,332
                                                                 --------------
                                                                     48,594,499
Total Common Stocks
  (cost $1,478,075,820)                                           1,933,768,088

SHORT-TERM INVESTMENT-1.9%
TIME DEPOSIT-1.9%
The Bank of New York
  4.25%, 1/02/07
  (cost $38,440,000)                                 $ 38,440        38,440,000

TOTAL INVESTMENTS-97.7%
  (cost $1,516,515,820)                                           1,972,208,088
Other assets less liabilities-2.3%                                   46,339,074

NET ASSETS-100%                                                  $2,018,547,162


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

FINANCIAL FUTURES CONTRACTS (SEE NOTE D)

                                                               VALUE AT
                     NUMBER OF    EXPIRATION     ORIGINAL     DECEMBER 31,   UNREALIZED
      TYPE           CONTRACTS      MONTH         VALUE          2006       APPRECIATION
------------------------------------------------------------------------------------------
PURCHASED CONTRACTS
EURO STOXX                          March
  50 Index              574         2007       $30,900,768    $31,497,829     $ 597,061



(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate market value of this security amounted to $9,646,313 or 0.5% of net assets.

Glossary:

ADR - American Depositary Receipt

GDR - Global Depositary Reciept

See Notes to Financial Statements.


9


INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $1,516,515,820)   $1,972,208,088
  Cash                                                                30,765
  Foreign cash, at value (cost $45,028,887)                       45,377,957(a)
  Receivable for investment securities sold and foreign
    currency contracts                                            18,269,708
  Receivable for capital stock sold                                2,452,189
  Dividends and interest receivable                                2,220,964
  Total assets                                                 2,040,559,671

LIABILITIES
  Payable for investment securities purchased and foreign
    currency contracts                                            18,529,658
  Payable for capital stock redeemed                               1,574,005
  Advisory fee payable                                             1,239,607
  Distribution fee payable                                           386,662
  Administrative fee payable                                          21,750
  Payable for variation margin on futures contracts                   15,154
  Transfer Agent fee payable                                              65
  Accrued expenses                                                   245,608
  Total liabilities                                               22,012,509

NET ASSETS                                                    $2,018,547,162

COMPOSITION OF NET ASSETS
  Capital stock, at par                                       $       81,537
  Additional paid-in capital                                   1,455,244,776
  Undistributed net investment income                              8,978,318
  Accumulated net realized gain on investment and foreign
    currency transactions                                         97,774,539
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                  456,467,992
                                                              $2,018,547,162


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                          SHARES          NET ASSET
CLASS             NET ASSETS           OUTSTANDING          VALUE
-----------------------------------------------------------------------------
A               $  129,836,777          5,201,212          $24.96
B               $1,888,710,385         76,336,053          $24.74


(a) An amount equivalent to U.S. $2,273,117 has been segregated to collateralize margin requirements for the open futures contracts outstanding at December 31, 2006.

See Notes to Financial Statements.


10


INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $3,724,418)        $   34,242,463
  Interest                                                            2,343,040
  Total investment income                                            36,585,503

EXPENSES
  Advisory fee                                                       10,410,605
  Distribution fee--Class B                                           3,247,442
  Transfer agency--Class A                                                  370
  Transfer agency--Class B                                                5,413
  Custodian                                                             870,335
  Printing                                                              365,832
  Administrative                                                         86,750
  Legal                                                                  62,927
  Audit                                                                  37,500
  Directors' fees                                                         1,400
  Miscellaneous                                                          23,890
  Total expenses                                                     15,112,464
  Net investment income                                              21,473,039

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                          96,015,291
    Futures                                                           2,341,795
    Foreign currency transactions                                    (1,571,648)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                     302,064,033
    Futures                                                             420,793
    Foreign currency denominated assets and liabilities                 209,205
  Net gain on investment and foreign currency transactions          399,479,469

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $  420,952,508


See Notes to Financial Statements.


11


INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                     2006             2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $   21,473,039   $    6,200,829
  Net realized gain on investment and
    foreign currency transactions                   96,785,438       23,534,316
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign currency
    denominated assets and liabilities             302,694,031       77,294,249
  Net increase in net assets from
    operations                                     420,952,508      107,029,394

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM
  Net investment income
    Class A                                         (1,113,605)        (300,646)
    Class B                                        (15,878,596)      (2,221,447)
  Net realized gain on investment and foreign
    currency transactions
    Class A                                         (1,462,755)        (817,290)
    Class B                                        (22,570,291)      (7,232,618)

CAPITAL STOCK TRANSACTIONS
  Net increase                                     741,355,980      469,268,777
  Total increase                                 1,121,283,241      565,726,170

NET ASSETS
  Beginning of period                              897,263,921      331,537,751
  End of period (including undistributed
    net investment income of $8,978,318
    and $5,617,106, respectively)               $2,018,547,162   $  897,263,921


See Notes to Financial Statements.


12


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein International Value Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 10, 2001. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


13


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2006, there were no expenses waived by the Adviser.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.

Brokerage commissions paid on investment transactions for the year ended December 31, 2006, amounted to $2,604,542, of which $10,444 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                   PURCHASES          SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $1,028,730,374   $  329,724,446
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                             $1,533,919,130
Gross unrealized appreciation                                    $  439,765,507
Gross unrealized depreciation                                        (1,476,549)
Net unrealized appreciation                                      $  438,288,958

1. FINANCIAL FUTURES CONTRACTS

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.


15


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                SHARES                       AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            2,902,550       528,832   $  63,224,190   $   9,037,927
Shares issued
  in reinvestment
  of dividends and
  distributions          125,676        69,653       2,576,360       1,117,935
Shares redeemed         (800,418)     (444,976)    (17,692,729)     (7,683,497)
Net increase           2,227,808       153,509   $  48,107,821   $   2,472,365

CLASS B
Shares sold           32,602,691    27,316,701   $ 709,380,668   $ 468,166,930
Shares issued
  in reinvestment
  of dividends and
  distributions        1,889,380       592,360      38,448,887       9,454,065
Shares redeemed       (2,564,379)     (628,505)    (54,581,396)    (10,824,583)
Net increase          31,927,692    27,280,556   $ 693,248,159   $ 466,796,412


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $   22,004,118   $    5,167,063
  Net long-term capital gains                   19,021,129        5,404,938
Total distributions paid                    $   41,025,247   $   10,572,001


17


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $   66,357,230
Undistributed long-term capital gains                            57,646,765
Unrealized appreciation/(depreciation)                          439,216,854(a)
Total accumulated earnings/(deficit)                         $  563,220,849

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies, and the recognition for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency gains/losses and investments in passive foreign investment companies resulted in a net decrease in undistributed net investment income, and a net increase to accumulated net realized gain on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for


19


INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


20


INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $19.07       $16.70       $13.45        $9.35        $9.87

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .38          .26(b)       .20(b)       .13(b)       .13(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  6.21         2.49         3.16         4.01         (.64)
Net increase (decrease) in net asset
  value from operations                         6.59         2.75         3.36         4.14         (.51)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.30)        (.10)        (.08)        (.04)        (.01)
Distributions from net realized gain
  on investment and foreign currency
  transactions                                  (.40)        (.28)        (.03)          -0-          -0-
Total dividends and distributions               (.70)        (.38)        (.11)        (.04)        (.01)
Net asset value, end of period                $24.96       $19.07       $16.70       $13.45        $9.35

TOTAL RETURN
Total investment return based on net
  asset value (c)                              35.36%       16.92%       25.12%       44.36%       (5.15)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $129,837      $56,692      $47,095      $31,628      $14,391
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .85%(d)      .86%         .95%        1.20%        1.17%
  Expenses, before waivers and
    reimbursements                               .85%(d)      .87%        1.13%        1.49%        2.20%
  Net investment income                         1.75%(d)     1.54%(b)     1.42%(b)     1.16%(b)     1.30%(b)
PORTFOLIO TURNOVER RATE                           25%          18%          23%          14%          19%


See footnote summary on page 22.


21


INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS B
                                          -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                               2006          2005         2004         2003         2002
                                          -------------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $18.93       $16.61       $13.39        $9.33        $9.87

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .33          .19(b)       .15(b)       .08(b)       .08(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  6.16         2.50         3.16         4.01         (.61)
Net increase (decrease) in net asset
  value from operations                         6.49         2.69         3.31         4.09         (.53)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.28)        (.09)        (.06)        (.03)        (.01)
Distributions from net realized gain
  on investment and foreign currency
  transactions                                  (.40)        (.28)        (.03)          -0-          -0-
Total dividends and distributions               (.68)        (.37)        (.09)        (.03)        (.01)
Net asset value, end of period                $24.74       $18.93       $16.61       $13.39        $9.33

TOTAL RETURN
Total investment return based on
  net asset value (c)                          35.05%       16.58%       24.86%       43.95%       (5.36)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $1,888,710     $840,572     $284,443     $112,336      $26,133
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.10%(d)     1.11%        1.20%        1.45%        1.44%
  Expenses, before waivers and
    reimbursements                              1.10%(d)     1.12%        1.38%        1.74%        2.47%
  Net investment income                         1.53%(d)     1.08%(b)     1.07%(b)      .38%(b)      .86%(b)
Portfolio turnover rate                           25%          18%          23%          14%          19%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.


22


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein International Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 12, 2007


TAX INFORMATION
(UNAUDITED)
_______________________________________________________________________________

The Portfolio for the fiscal year ended December 31, 2006 designates from distributions paid $19,021,129 as Capital Gain Dividends.

The Portfolio intends to make the election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolio to their shareholders. For the fiscal year ended December 31, 2006, the total amount of foreign taxes that may be passed through to the shareholders was $3,680,246. The foreign sources of income for information reporting purposes was $32,328,230.


23


INTERNATIONAL VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
NANCY P. JACKLIN(1)
MARSHALL C. TURNER, JR.(1)
EARL D. WEINER(1)

OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer HENRY S. D'AURIA(2), Vice President
SHARON E. FAY(2), Vice President
ERIC J. FRANCO(2), Vice President
GIULIO A. MARTINI(2), Vice President
KEVIN F. SIMMS(2), Vice President
EMILIE D. WRAPP, Secretary
JOSEPH J. MANTINEO, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller

CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENTS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry D'Auria, Mr. Eric J. Franco and Mr. Giulio A. Martini are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


24


INTERNATIONAL VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                    PORTFOLIOS
                                                                                      IN FUND          OTHER
   NAME, ADDRESS*,                          PRINCIPAL                                 COMPLEX       DIRECTORSHIP
        AGE                               OCCUPATION(S)                             OVERSEEN BY       HELD BY
  (YEAR ELECTED**)                     DURING PAST 5 YEARS                            DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                Executive Vice President of the Adviser                 108        SCB Partners,
1345 Avenue of the Americas     since prior to 2002, and Executive                               Inc. and SCB, Inc.
New York, NY 10105              Managing Director of AllianceBernstein
49                              Investments, Inc. ("ABI") since 2003; prior
(2005)                          thereto, he was head of AllianceBernstein
                                Institutional Investments, a unit of the
                                Adviser, from 2001-2003. Prior thereto,
                                Chief Executive Officer of Sanford C.
                                Bernstein & Co., LLC (institutional research
                                and brokerage arm of Bernstein & Co. LLC)
                                and its predecessor since prior to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #        Investment Adviser and an Independent                   110             None
Chairman of the Board           Consultant. He was formerly Senior Manager
74                              of Barrett Associates, Inc., a registered
(1990)                          investment adviser, with which he had been
                                associated since prior to 2002. He was formerly
                                Deputy Comptroller and Chief Investment
                                Officer of the State of New York and, prior
                                thereto, Chief Investment Officer of the
                                New York Bank for Savings.

David H. Dievler, #             Independent Consultant. Until December                  109             None
77                              1994, he was Senior Vice President of
(1990)                          AllianceBernstein Corporation ("AB Corp,"
                                formerly Alliance Capital Management
                                Corporation ("ACMC")) responsible for mutual
                                fund administration. Prior to joining AB Corp. in
                                1984, he was Chief Financial Officer of Eberstadt
                                Asset Management since 1968. Prior to that,
                                he was a Senior Manager at Price Waterhouse
                                & Co. Member of American Institute of Certified
                                Public Accountants since 1953.

John H. Dobkin, #               Consultant. Formerly President of Save Venice,          108             None
65                              Inc. (preservation organization) from 2001-2002,
(1992)                          Senior Advisor from June 1999-June 2000
                                and President of Historic Hudson Valley (historic
                                preservation) from December 1989-May 1999.
                                Previously, Director of the National Academy
                                of Design and during 1988-1992, Director and
                                Chairman of the Audit Committee of AB Corp.
                                (formerly ACMC).


25


INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                               PORTFOLIOS
                                                                                 IN FUND          OTHER
   NAME, ADDRESS*,                          PRINCIPAL                            COMPLEX       DIRECTORSHIP
        AGE                               OCCUPATION(S)                        OVERSEEN BY       HELD BY
  (YEAR ELECTED**)                     DURING PAST 5 YEARS                       DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #         Consultant since January 2004. Formerly              108       Asia Pacific Fund, Inc.,
63                           managing partner of Lexington Capital, LLC                       and The Merger Fund
(2005)                       (investment advisory firm) from December 1997
                             until December 2003. Prior thereto, Chairman
                             and CEO of Prudential Mutual Fund Management
                             from 1987 to 1993.

D. James Guzy, #             Chairman of the Board of PLX Technology              108         Intel Corporation
70                           (semi-conductors) and of SRC Computers Inc.,                   (semi-conductors) and
(2005)                       with which he has been associated since prior                 Cirrus Logic Corporation
                             to 2002. He is also President of the Arbor                        (semi-conductors)
                             Company (private family investments).

Nancy P. Jacklin, #          Formerly U.S. Executive Director of the              108                None
58                           International Monetary Fund (December
(2006)                       2002-May 2006); partner, Clifford Chance
                             (1992-2002); Senior Counsel, International
                             Banking and Finance, and Associate General
                             Counsel, Citicorp (1985-1992); Assistant
                             General Counsel (International), Federal
                             Reserve Board of Governors (1982-1985);
                             and Attorney Advisor, U.S. Department of
                             the Treasury (1973-1982). Member of the
                             Bar of the District of Columbia and of New
                             York; member of the Council on Foreign
                             Relations.

Marshall C. Turner, Jr., #   Principal of Turner Venture Associates since         108         The George Lucas
65                           prior to 2002. From 2003 until May 31, 2006,                        Educational
(2005)                       he was CEO of Toppan Photomasks, Inc.,                             Foundation and
                             Austin, Texas (semi-conductor                                  National Datacast, Inc.
                             manufacturing services).

Earl D. Weiner, #            Of-counsel, and partner from 1976-2006,              107                None
67                           of the law firm Sullivan & Cromwell LLP,
(2007)                       specializing in investment management,
                             corporate and securities law; member of Task
                             Force on Fund Director's Guidebook, Federal
                             Regulation of Securities Committee.


* The address for each of the Portfolio's disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


26


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*          PRINCIPAL POSITION(S) HELD              PRINCIPAL OCCUPATION
     AND AGE                      WITH FUND                        DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer               President and Chief         See biography above.
49                          Executive Officer

Philip L. Kirstein          Senior Vice President       Senior Vice President and Independent Compliance
61                          and Independent             Officer of the AllianceBernstein Funds, with which he
                            Compliance Officer          has been associated since October 2004. Prior thereto,
                                                        he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                        from October 2003 to October 2004, and General
                                                        Counsel of Merrill Lynch Investment Managers, L.P.
                                                        since prior to 2002 until March 2003.

Henry S. D'Auria            Vice President              Senior Vice President of the Adviser**, with which he
45                                                      has been associated since prior to 2002. He has served
                                                        as Co-Chief Investment Officer of Emerging Markets
                                                        Value Equities since 2002 and Co-Chief Investment
                                                        Officer of International Value Equities since June 2003.

Sharon E. Fay               Vice President              Executive Vice President of the Adviser**, with which
46                                                      she has been associated since prior to 2002. She has
                                                        served as Chief Investment Officer of Global Value
                                                        Equities since June 2003 and of U.K. and European
                                                        Value Equities since prior to 2002. She has also chaired
                                                        the Global, European, and U.K. Value Investment Policy
                                                        Groups since prior to 2002.

Eric J. Franco              Vice President              Senior Vice President of the Adviser**, with which he
46                                                      has been associated since prior to 2002.

Giulio A. Martini           Vice President              Senior Vice President of the Adviser**, with which he
51                                                      has been associated since prior to 2002. He has served
                                                        as Head of Quantitative and Currency Strategies Value
                                                        Equities since July 2003.

Kevin F. Simms              Vice President              Senior Vice President of The Adviser** and Co-Chief
40                                                      Investment Officer of International Value Equities
                                                        since 2003. He is also Director of Research of Global
                                                        and International Value Equities since prior to 2002.

Emilie D. Wrapp             Secretary                   Senior Vice President, Assistant General Counsel and
51                                                      Assistant Secretary of ABI**, with which she has been
                                                        associated since prior to 2002.



27


INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

  NAME, ADDRESS*          PRINCIPAL POSITION(S) HELD              PRINCIPAL OCCUPATION
     AND AGE                      WITH FUND                        DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Joseph J. Mantineo          Treasurer and Chief         Senior Vice President of AllianceBernstein Investor
47                          Financial Officer           Services, Inc. ("ABIS")**, with which he has been
                                                        associated since prior to 2002.

Thomas R. Manley            Controller                  Vice President of the Adviser**, with which he has been
55                                                      associated since prior to 2002.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


28


INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein International Value Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;


29


INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assump-


30


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

tions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 6 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 17 to 15 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1- and 3-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index
(Net) (the "Index") for periods ended April 30, 2006 over the year to date, 1- and 3-year and since inception periods (May 2001 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 1st quintile in both periods reviewed. The comparative information showed that the Portfolio outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.


31


INTERNATIONAL VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Portfolio at lower fee rates than those paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was somewhat lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 1 basis point. The directors also noted that the Portfolio's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently significantly lower than the cap), was materially lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio's expense ratio was satisfactory.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


33


INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein International Value Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolio grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                                 NET ASSETS
                  ADVISORY FEE BASED ON % OF      06/30/06
CATEGORY           AVERAGE DAILY NET ASSETS        ($MIL)         PORTFOLIO
-------------------------------------------------------------------------------
International     75 bp on 1st $2.5 billion       $1,324.8      International
                  65 bp on next $2.5 billion                   Value Portfolio
                  60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                         AS A % OF AVERAGE
PORTFOLIO                                 AMOUNT         DAILY NET ASSETS
-------------------------------------------------------------------------------
International Value Portfolio(4)         $75,250               0.01%


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)  Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

(4) The Adviser waived $16,750 of the expense reimbursement made by the Portfolio.


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio's total operating expenses to the degree necessary to limit the Portfolio's expenses to the amounts set forth below during the Portfolio's first fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense cap in the latest fiscal year; accordingly the expense limitation undertakings of that Portfolio was of no effect. The gross expense ratios of the Portfolio during the most recently completed fiscal year are also listed below.

                               EXPENSE CAP PURSUANT      GROSS        FISCAL
                              TO EXPENSE LIMITATION     EXPENSE        YEAR
PORTFOLIO                          UNDERTAKING           RATIO         END
-------------------------------------------------------------------------------
International Value Portfolio     Class A  1.20%         0.87%     December 31
                                  Class B  1.45%         1.12%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the SarbanesnOxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. To the extent that certain of these institutional relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applied to the Portfolio versus the Portfolio's advisory fee:

                    NET ASSETS          ALLIANCEBERNSTEIN        EFFECTIVE AB      FUND
                     06/30/06             INSTITUTIONAL          INSTITUTIONAL   ADVISORY
PORTFOLIO            ($MIL)               FEE SCHEDULE           ADVISORY FEE     FEE(5)
-------------------------------------------------------------------------------------------
International        $1,342.8    International Strategic Value       0.515%        0.750%
Value Portfolio                  Schedule
                                 90 bp on the first $25 million
                                 70 bp on the next $25 million
                                 60 bp on the next $50 million
                                 50 bp on the balance
                                 Minimum account size $25m


(5) Fund advisory information was provided by Lipper. See Section II for additional discussion.


35


INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser also manages AllianceBernstein International Value Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Value Fund:

                                                         ADVISORY FEE
                        ALLIANCEBERNSTEIN            BASED ON % OF AVERAGE
PORTFOLIO                  MUTUAL FUND                 DAILY NET ASSETS
-------------------------------------------------------------------------------
International        International Value Fund      75 bp on 1st $2.5 billion
Value Portfolio                                    65 bp on next $2.5 billion
                                                   60 bp on the balance

The Alliance Capital Investment Trust Management ("ACITM") mutual funds, which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Portfolio is as follows:

PORTFOLIO                    ACITM MUTUAL FUND                      FEE
-------------------------------------------------------------------------------
International         Alliance International Value(6)              0.30%
Value Portfolio       Alliance International Diversified(6)        0.10%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

PORTFOLIO            SUB-ADVISED FUND                FEE SCHEDULE
-------------------------------------------------------------------------------
International          Client No. 1           0.65% on first $75 million
Value Portfolio                               0.50% on next $25 million
                                              0.40% on next $200 million
                                              0.35% on the next $450 million
                                              0.30% thereafter

                       Client No. 2(7)        0.60% on first $1 billion
                                              0.55% on next $500 million
                                              0.50% on next $500 million
                                              0.45% on the next $500 million
                                              0.40% thereafter

                       Client No. 3           0.50% on first $50 million
                                              0.40% thereafter

                       Client No. 4           0.30%

                       Client No. 5           Base fee of
                                              0.22% on the first $1 billion
                                              0.18% on the next $1.5 billion
                                              0.16% thereafter
                                              +/- Performance Fee(8)


(6)  The ACITM fund is privately placed or institutional.

(7)  The client is an affiliate of the Adviser.

(8) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US) over a 60 month rolling period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including the base fee plus performance fee, is 0.24%.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

It is fair to note that the services of the Adviser provides, pursuant to the sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(9)

                                   EFFECTIVE       LIPPER
                                  MANAGEMENT       GROUP
PORTFOLIO                           FEE(10)        MEDIAN        RANK
-------------------------------------------------------------------------------
International Value Portfolio       0.750          0.803         4/16

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(11) and Lipper Expense Universe.(12) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                       EXPENSE     LIPPER     LIPPER     LIPPER      LIPPER
                        RATIO      GROUP      GROUP     UNIVERSE    UNIVERSE
PORTFOLIO              (%)(13)    MEDIAN(%)    RANK     MEDIAN(%)     RANK
-------------------------------------------------------------------------------
International Value
Portfolio               0.860      0.985       2/16       0.997       11/58

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.


(9) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(10) The effective management fee rate for the Portfolio does not reflect expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee rate does not reflect any fee waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate. As previously mentioned, the Portfolio was operating under its expense cap. As a result, the expense undertaking limitation was of no effect.

(11) Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(12) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(13)  Most recently completed fiscal year Class A share total expense ratio.


37


INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. ("ABI"), the Portfolio's distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

PORTFOLIO                                              12B-1 FEES RECEIVED
-------------------------------------------------------------------------------
International Value Portfolio                              $1,250,382

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

PORTFOLIO                                             ADVISER PAYMENT TO ABI
-------------------------------------------------------------------------------
International Value Portfolio                                $699,903

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received a fee of $794 from the Portfolio during the Portfolio's most recent completed fiscal year.(14)

The Portfolio effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolio's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Portfolio is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser,


(14) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.


38


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1 and 3 year performance rankings of the Portfolio(15) relative to its Lipper Performance Group(16) and Lipper Performance Universe(17) for the periods ended April 30, 2006:

INTERNATIONAL VALUE PORTFOLIO               GROUP          UNIVERSE
--------------------------------------------------------------------------
1 year                                       1/6             1/17
3 year                                       1/6             3/15

Set forth below are the 1, 3 year and since inception performance returns of the Portfolio (in bold)(18) versus its benchmarks:(19)

                                           PERIODS ENDING APRIL 30, 2006
                                              ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
PORTFOLIO                           1 YEAR       3 YEAR     SINCE INCEPTION
-------------------------------------------------------------------------------
INTERNATIONAL VALUE PORTFOLIO       31.17        36.88          18.15
MSCI EAFE Index (Net)               24.41        31.13           9.27

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


(15)  The performance rankings are for the Class A shares of the Portfolio.

(16)  The Lipper Performance Group is identical to the Lipper Expense Group.

(17) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(18)  The performance returns shown are for the Class A shares of the Portfolio.

(19) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


39


                      (This page left intentionally blank.)



                      (This page left intentionally blank.)




-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

DECEMBER 31, 2006

ANNUAL REPORT

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO



     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered

> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



REAL ESTATE INVESTMENT PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

LETTER TO INVESTORS

February 9, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in real estate investment trusts ("REITs") and other real estate industry companies. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates real estate mortgage investment conduit certificates and collateralized mortgage obligations. The Portfolio also may invest in short-term investment grade debt securities and other fixed-income securities.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its benchmark, the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Index, for the one- and five-year periods ended December 31, 2006 and since the Portfolio's Class A shares inception on January 9, 1997. For a comparison to the broad market, returns for the Standard & Poor's (S&P) 500 Stock Index are also included.

The Portfolio's Class A shares performed marginally ahead of the benchmark for the one-year period ended December 31, 2006. This performance was driven by favorable positive security selection and was somewhat offset by negative sector selection. The Fund outperformed the S&P 500 Stock Index over the same period.

During the annual reporting period, positive security selection was evident in retail, industrial/office, diversified and self storage. In retail, the Portfolio derived most of its relative performance from its shopping center positions where it benefited from exposure to well-located, strong-performing centers. Shopping centers, especially those that are anchored by a strong supermarket name, benefit from exposure to a tenant roster that caters primarily to non-discretionary consumer spending. In addition, one of the Portfolio's shopping center holdings received an acquisition offer, albeit, at a modest premium over market valuation. The Portfolio's investments in niche office names were also strong contributors throughout the year. These names have enjoyed an evolution in fundamentals that, in general, has been better than expected. Stock selection was also strong in the diversified sector, driven primarily by a company that focuses on data storage specialized real estate. This space is in high demand and occupancy rates have increased significantly as of late.

The Portfolio's overweight in lodging stocks and underweight in retail and health care were the key detractors to performance. The lodging sector, one of the Portfolio's largest overweights, significantly underperformed the FTSE NAREIT Equity Index. Throughout the year, investors severely punished missed expectations or unfavorable changes in outlook by lodging REITs. A combination of disruptions from renovations and eager managers trying to reposition their hotels at a higher price point was a common thread among those that missed expectations or lowered their outlook. Investor anxiety that related to consumer spending during the second half of the year translated into concerns about a meaningful slowdown in leisure travel and also impacted these stocks. However, fundamentals continue to be solid for this property type. Upscale, Upper-Upscale and Luxury properties have continued to enjoy strong RevPar (revenue-per-average-room) growth. The Portfolio's REIT Investment Policy Team (the "Team") estimates that Portfolio holdings in lodging derive 70% or more of hotel revenues from corporate (business) travel. With corporate profits strong, corporate travel is likely to remain at healthy levels. In addition, lodging companies are renegotiating corporate contracts at rate increases that range from 8-10%. Lodging fundamentals continue to be underpinned by limited supply growth, healthy overall demand and tight conditions primarily in the major cities. The Team anticipates that strong top-line growth in lodg-


1


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ing will continue, although growth rates may see a modest deceleration from the growth rates experienced over the last three years.

The Portfolio's underweight in health care REITs also detracted from performance. Health care is viewed as a defensive sector because rental cash flows are fairly predictable: tenants typically cover all the property expenses during the rental period and contracts are long dated. Health care stocks performed well as worries about a potential economic slowdown weighed on investors' sentiment during most of the reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the one-year period ended December 31, 2006, the FTSE NAREIT Equity Index returned 35.06%, outperforming the S&P 500 Stock Index return of 15.78%.

The U.S. economy and consumer spending were robust for the one-year period. REITs' overall trading environment during this one-year period was dominated by interest-rate concerns earlier in the period, and then by fears of a consumer-led economic slowdown later on. REIT privatizations continue to provide support for public real estate markets valuations. During the year, lodging, retail and specialty underperformed the FTSE NAREIT Equity Index. The Portfolio held overweight positions in lodging, industrial/office, residential and self storage properties and underweight positions in health care, retail, diversified and specialty REITs during the period. The Portfolio continues to be focused on investing in companies with the most attractively valued cash flows.


2


REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

An Important Note About The Value Of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your financial advisor or insurance agent representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the portfolio carefully before investing. For a free copy of the portfolio's prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges Were reflected, the portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged FTSE National Association of Real Estate Investment trusts (NAREIT) Equity Index nor the unmanaged Standard & Poor's (s&p) 500 stock index reflects fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and NASDAQ. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

While the Portfolio invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Portfolio may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Portfolio concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your variable products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.


(Historical Performance continued on next page)


3


REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________



THE PORTFOLIO VS. ITS BENCHMARK
PERIODS ENDED DECEMBER 31, 2006

                                                                       Returns
                                                           ------------------------------
                                                                                 Since
                                                             1 Year   5 Year   Inception*
-----------------------------------------------------------------------------------------
  AllianceBernstein Real Estate Investment Portfolio
    Class A                                                  35.22%    23.96%    14.60%

  AllianceBernstein Real Estate Investment Portfolio
    Class B                                                  34.88%    23.65%    23.29%

  FTSE NAREIT Equity Index                                   35.06%    23.20%    14.48%

  S&P 500 Stock Index                                        15.78%     6.19%     8.23%

  * Since inception of the Portfolio's Class A shares on 1/9/97 and Class B shares on 4/24/01. The since inception index return is from 12/31/96, the closest month-end to the Portfolio's Class A shares inception date.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
1/9/97*-12/31/06


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO
CLASS A: $38,936
FTSE NAREIT EQUITY INDEX: $38,663
S&P 500 STOCK INDEX: $22,017

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                     AllianceBernstein
                         Real Estate
                   Investment Portfolio     S&P 500           NAREIT
                          Class A         Stock Index      Equity Index
-----------------------------------------------------------------------------
1/9/97*                   $10,000            $10,000            $10,000
12/31/97                  $12,340            $13,081            $12,026
12/31/98                  $ 9,987            $16,822            $ 9,921
12/31/99                  $ 9,476            $20,361            $ 9,463
12/31/00                  $12,006            $18,507            $11,958
12/31/01                  $13,301            $16,309            $13,624
12/31/02                  $13,647            $12,706            $14,144
12/31/03                  $19,010            $16,349            $19,397
12/31/04                  $25,784            $18,127            $25,522
12/31/05                  $28,792            $19,016            $28,626
12/31/06                  $38,936            $22,017            $38,663


* Since inception of the Portfolio's Class A shares on 1/9/97. Daily data is not available for the FTSE NAREIT Equity Index until 12/31/98. The first plot point for the FTSE NAREIT Equity Index is measured from 12/31/96 to 12/31/97.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Portfolio Class A shares (from 1/9/97* to 12/31/06) as compared to the performance of the Portfolio's benchmark, the FTSE NAREIT Equity Index, and the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on previous page.


4


REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example For Comparison Purposes

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                Beginning            Ending
Real Estate Investment         Account Value      Account Value       Expenses Paid       Annualized
Portfolio                     July 1, 2006     December 31, 2006     During Period*     Expense Ratio*
--------------------------------------------------------------------------------------------------------
CLASS A
Actual                            $ 1,000          $ 1,184.12             $ 4.46             0.81%

Hypothetical (5% return
  before  expenses)               $ 1,000          $ 1,021.12             $ 4.13             0.81%

CLASS B
Actual                            $ 1,000          $ 1,183.18             $ 5.83             1.06%

Hypothetical (5% return
before expenses)                  $ 1,000          $ 1,019.86             $ 5.40             1.06%

* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


5


REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                PERCENT OF
COMPANY                                   U.S. $ VALUE          NET ASSETS
------------------------------------------------------------------------------
Simon Property Group, Inc.               $  7,931,007                 7.0%
ProLogis                                    6,447,697                 5.7
Public Storage, Inc.                        5,908,500                 5.2
Vornado Realty Trust                        5,467,500                 4.8
Boston Properties, Inc.                     5,235,984                 4.6
Ventas, Inc.                                4,418,208                 3.9
Kimco Realty Corp.                          4,148,885                 3.7
Equity Residential                          4,024,475                 3.5
Host Hotels & Resorts, Inc.                 3,877,427                 3.4
Archstone-Smith Trust                       3,806,934                 3.3
                                          ------------            --------
                                         $ 51,266,617                45.1%

INDUSTRY DIVERSIFICATION
December 31, 2006

                                                                PERCENT OF
INDUSTRY                                  U.S. $ VALUE          NET ASSETS
------------------------------------------------------------------------------
Apartments                                $20,789,317                18.3%
Office                                     18,033,381                15.8
Diversified & Others                       14,066,414                12.4
Regional Malls                             12,926,437                11.4
Lodging                                    12,494,772                11.0
Shopping Centers                           11,641,001                10.2
Warehouse & Industrial                      7,756,207                 6.8
Health Care                                 7,551,590                 6.6
Self Storage                                5,908,500                 5.2
Restaurants & Lodging                       1,231,250                 1.1
                                          ------------            --------
Total Investments*                        112,398,869                98.8
Cash and receivables, net of liabilities    1,379,056                 1.2
                                          ------------            --------
                                         $113,777,925               100.0%

*  Excludes short-term investments.

Please Note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.


6


REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
------------------------------------------------------------------------------
COMMON STOCKS-98.8%

REAL ESTATE INVESTMENT
TRUSTS-98.8%
APARTMENTS-18.3%
Apartment Investment &
  Management Co.-Class A                         15,000     $    840,300
Archstone-Smith Trust                            65,400        3,806,934
AvalonBay Communities,
  Inc.                                           26,500        3,446,325
Camden Property Trust                            33,400        2,466,590
Equity Residential                               79,300        4,024,475
Essex Property Trust, Inc.                        8,700        1,124,475
Mid-America Apartment
  Communities, Inc.                              45,100        2,581,524
United Dominion Realty Trust,
  Inc.                                           78,600        2,498,694
                                                             ------------
                                                              20,789,317
                                                             ------------
DIVERSIFIED & OTHERS-12.4%
Alexandria Real Estate
  Equities, Inc.                                 25,000        2,510,000
Digital Realty Trust, Inc.                       87,800        3,005,394
Forest City Enterprises, Inc.-
  Class A                                        52,800        3,083,520
Vornado Realty Trust                             45,000        5,467,500
                                                             ------------
                                                              14,066,414
                                                             ------------
HEALTH CARE-6.6%
Health Care Property Investors,
  Inc.                                           85,100        3,133,382
Ventas, Inc.                                    104,400        4,418,208
                                                             ------------
                                                               7,551,590
                                                             ------------
LODGING-11.0%
Equity Inns, Inc.                                70,300        1,121,988
FelCor Lodging Trust, Inc.                      122,900        2,684,136
Host Hotels & Resorts, Inc.                     157,940        3,877,427
LaSalle Hotel Properties                         40,600        1,861,510
Strategic Hotels & Resorts,
  Inc.                                           79,800        1,738,842
Sunstone Hotel Investors, Inc.                   45,300        1,210,869
                                                             ------------
                                                              12,494,772
                                                             ------------
OFFICE-15.8%
Boston Properties, Inc.                          46,800        5,235,984
Brookfield Properties Corp.                      66,900        2,631,177
Corporate Office Properties
  Trust SBI MD                                   39,900        2,013,753
Douglas Emmett, Inc.                             19,500          518,505
Equity Office Properties Trust                   31,200        1,502,904
Maguire Properties, Inc.                         65,520        2,620,800
PS Business Parks, Inc.                           4,200          296,982
SL Green Realty Corp.                            24,200        3,213,276
                                                             ------------
                                                              18,033,381
                                                             ------------

                                              Shares or
                                              Principal
                                                Amount
Company                                          (000)      U.S. $ Value
------------------------------------------------------------------------------
REGIONAL MALLS-11.4%
General Growth Properties,
  Inc.                                           56,400        2,945,772
Simon Property Group, Inc.                       78,300        7,931,007
Taubman Centers, Inc.                            40,300        2,049,658
                                                             ------------
                                                              12,926,437
                                                             ------------
RESTAURANTS &
  LODGING-1.1%
Starwood Hotels & Resorts
  Worldwide, Inc.                                19,700        1,231,250
                                                             ------------
SELF STORAGE-5.2%
Public Storage, Inc.                             60,600        5,908,500
                                                             ------------
SHOPPING CENTERS-10.2%
Developers Diversified Realty
  Corp.                                          40,400        2,543,180
Federal Realty Investment
  Trust                                          13,900        1,181,500
Kimco Realty Corp.                               92,300        4,148,885
Ramco-Gershenson Properties                      45,600        1,739,184
Tanger Factory Outlet Centers                    51,900        2,028,252
                                                             ------------
                                                              11,641,001
                                                             ------------
WAREHOUSE &
  INDUSTRIAL-6.8%
AMB Property Corp.                               18,700        1,096,007
First Potomac Realty Trust                        7,300          212,503
ProLogis Trust                                  106,100        6,447,697
                                                             ------------
                                                               7,756,207
                                                             ------------
Total Common Stocks
  (cost $64,762,119)                                         112,398,869
                                                             ------------

SHORT-TERM
INVESTMENT-0.3%
TIME DEPOSIT-0.3%
The Bank of New York
  4.25%, 1/02/07
  (cost $300,000)                                $  300          300,000
                                                             ------------
TOTAL
  INVESTMENTS-99.1%
  (cost $65,062,119)                                         112,698,869
Other assets less
   liabilities-0.9%                                            1,079,056
                                                             ------------
NET ASSETS-100%                                             $113,777,925
                                                             ============


See Notes to Financial Statements.


7


REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $65,062,119)         $ 112,698,869
  Cash                                                                  14,260
  Dividends and interest receivable                                    765,440
  Receivable for investment securities sold                            449,593
  Receivable for capital stock sold                                     69,831
                                                                  ------------
  Total assets                                                     113,997,993

LIABILITIES
  Payable for capital stock redeemed                                    82,809
  Advisory fee payable                                                  53,675
  Custodian fee payable                                                 29,788
  Administrative fee payable                                            21,750
  Printing fee payable                                                  20,724
  Distribution fee payable                                               7,116
  Transfer Agent fee payable                                                65
  Accrued expenses                                                       4,141
                                                                  ------------
  Total liabilities                                                    220,068

NET ASSETS                                                       $ 113,777,925
COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $ 4,986
  Additional paid-in capital                                        48,684,451
  Undistributed net investment income                                1,279,096
  Accumulated net realized gain on investment transactions          16,172,642
  Net unrealized appreciation of investments                        47,636,750
                                                                  ------------
                                                                 $ 113,777,925


Net Asset Value Per Share--1 billion shares of capital stock authorized, $.001 par value

                                                    Shares            Net Asset
Class                         Net Assets          Outstanding           Value
-------------------------------------------------------------------------------
A                            $ 80,317,341          3,518,187           $ 22.83
B                            $ 33,460,584          1,467,636           $ 22.80


See Notes to Financial Statements.


8


REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $6,082)              $ 2,137,084
  Interest                                                              80,577
  Total investment income                                            2,217,661

EXPENSES
  Advisory fee                                                         566,189
  Distribution fee--Class B                                             73,262
  Transfer agency--Class A                                               2,306
  Transfer agency--Class B                                                 929
  Custodian                                                            111,288
  Administrative                                                        86,750
  Audit                                                                 43,000
  Printing                                                              33,860
  Legal                                                                  7,345
  Directors' fees                                                        1,400
  Miscellaneous                                                          3,587
  Total expenses                                                       929,916
  Net investment income                                              1,287,745

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                      16,269,378
  Net change in unrealized appreciation/depreciation
  of investments13,184,606
     Net gain on investment transactions                            29,453,984

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 30,741,729


See Notes to Financial Statements.


9


REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                 Year Ended        Year Ended
                                                December 31,      December 31,
                                                    2006              2005
                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                           $  1,287,745      $ 1,953,189
  Net realized gain on investment transactions      16,269,378       25,044,217
  Net change in unrealized appreciation/
    depreciation of investments                     13,184,606      (19,870,542)
  Net increase in net assets from operations        30,741,729        7,126,864

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                         (1,453,595)      (2,199,640)
    Class B                                           (500,621)        (550,085)
  Net realized gain on investment transactions
    Class A                                         (9,286,857)      (7,012,167)
    Class B                                         (3,779,939)      (2,183,116)
CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                            6,020,754      (59,043,161)
  Total increase (decrease)                         21,741,471      (63,861,305)
NET ASSETS
  Beginning of period                               92,036,454      155,897,759
  End of period (including undistributed net
    investment income of
   $1,279,096 and $1,945,567, respectively)      $ 113,777,925     $ 92,036,454


See Notes to Financial Statements.


10


REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is total return from long-term growth of capital and income. Prior to February 1, 2006, the Portfolio's objective was to seek total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


11


REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income And Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends And Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee And Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .90% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.

Brokerage commissions paid on investment transactions for the year ended December 31, 2006 amounted to $36,739, none of which was paid to Sanford C. Bernstein &Co. LLC, and Sanford C. Bernstein Limited, affiliates of the Adviser.


12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                 Purchases           Sales
                                               --------------    --------------
Investment securities
  (excluding U. S. government securities)       $47,736,232      $  52,786,227
U.S. government securities                               -0-                -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $ 65,145,063
Gross unrealized appreciation                                     $ 47,561,515
Gross unrealized depreciation                                           (7,709)
Net unrealized appreciation                                       $ 47,553,806

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.


13


REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                     December 31,   December 31,  December 31,    December 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold              607,488       482,355    $  12,929,499   $  9,469,405
Shares issued in
  reinvestment
  of dividends and
  distributions          569,785       503,377       10,740,452      9,211,808
Shares redeemed       (1,021,095)   (1,904,173)     (21,832,571)   (37,151,995)
Net increase (decrease)  156,178      (918,441)    $  1,837,380   $(18,470,782)

Class B
Shares sold              320,262       492,284     $  6,882,186   $  9,499,398
Shares issued in
reinvestment of
dividends and
  distributions          227,085       149,437        4,280,560      2,733,201
Shares redeemed         (327,525)   (2,678,456)      (6,979,372)   (52,804,978)
Net increase (decrease)  219,822    (2,036,735)     $ 4,183,374  $ (40,572,379)


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE F: Risks Involved In Investing In The Portfolio

Concentration of Risk--Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims of losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                    2006              2005
                                               --------------    --------------
Distributions paid from:
  Ordinary income                                 $2,994,315       $ 6,167,554
  Net long-term capital gains                     12,026,697         5,777,454
Total taxable distributions                       15,021,012        11,945,008
Total distributions paid                        $ 15,021,012      $ 11,945,008


As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                     $ 3,825,036
Undistributed long term capital gain                               13,709,646
Unrealized appreciation/(depreciation)                             47,553,806(a)
Total accumulated earnings/(deficit)                             $ 65,088,488

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein



15


REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11,


17


REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


18


REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                         CLASS A
                                            ----------------------------------------------------------------
                                                                 Year Ended December 31,
                                            ----------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------   -----------  -----------  -----------  -----------
Net assets value, beginning of period         $19.98        $20.66       $15.62       $11.52       $11.50
Income From Investment Operations
Net investment income (a)                        .29           .32          .39(b)       .46          .44(b)
Net realized and unrealized gain (loss)
  on investment transactions                    6.02          1.84         5.05         3.99         (.12)
Net increase in net asset value
  from operations                               6.31          2.16         5.44         4.45          .32
Less: Dividends And Distributions
Dividends from net investment income            (.47)         (.68)        (.40)        (.35)        (.30)
Distributions from net realized gain
  on investment
transactions                                   (2.99)        (2.16)          -0-          -0-     -    -0-
Total dividends and distributions              (3.46)        (2.84)        (.40)        (.35)        (.30)
Net asset value, end of period                $22.83        $19.98       $20.66      $ 15.62       $11.52
Total Return
Total investment return based
  on net asset value (c)                       35.22%        11.67%       35.63%       39.30%        2.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $80,317       $67,161      $88,441      $68,717      $50,062
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .83%(d)       .83%         .77%        1.24%        1.06%
  Expenses, before waivers ss
    and reimbursements                           .83%(d)       .83%         .99%        1.24%        1.29%
  Net investment income                         1.33%(d)      1.64%        2.26%(b)     3.50%        3.70%(b)
Portfolio turnover rate                           47%           46%          35%          23%         .31%


See footnote summary on page 20.


19


REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                         CLASS B
                                            ----------------------------------------------------------------
                                                                 Year Ended December 31,
                                            ----------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------   -----------  -----------  -----------  -----------


Net assets value, beginning of period         $19.94        $20.54  $     15.55       $11.48       $11.49
Income From Investment Operations
Net investment income (a)                        .22           .38          .34 (b)      .43          .40(b)
Net realized and unrealized gain (loss)
  on investment transactions                    6.03          1.72         5.03         3.98         (.11 )
Net increase in net asset value
  from operations                               6.25          2.10         5.37         4.41          .29
Less: Dividends And Distributions
Dividends from net investment income            (.40)         (.54)        (.38 )       (.34)        (.30)
Distributions from net realized gain
  on investment transactions                   (2.99)        (2.16)          -0-          -0-          -0-
Total dividends and distributions              (3.39)        (2.70)        (.38)        (.34)        (.30)
Net asset value, end of period                $22.80        $19.94       $20.54       $15.55       $11.48
Total Return
Total investment return based on
  net asset value (c)                          34.88%        11.40%       35.28%       39.02%        2.31%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $33,461       $24,875      $67,457      $43,919      $16,626
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                          1.08%(d)      1.06%        1.02 %       1.49%        1.31%
  Expenses, before waivers
    and reimbursements                          1.08%(d)      1.06%        1.24 %       1.49%        1.52%
    Net investment income                       1.04%(d)      2.11%        2.02%(b)     3.22 %       3.43%(b)
Portfolio turnover rate                           47%           46%          35%          23%          31%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

 (d) The ratio includes expenses attributable to costs of proxy solicitation.


20


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

To The Shareholders And Board Of Directors Of
Alliancebernstein Variable Products Series Fund, Inc.
Alliancebernstein Real Estate Investment Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Real Estate Investment Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Investment Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 12, 2007


TAX INFORMATION (unaudited)
The Portfolio designates $12,026,697 from distributions made in fiscal year ended December 31, 2006 as capital gain dividends.


21


REAL ESTATE INVESTMENT PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President And Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS

Philip L. Kirstein, Senior Vice President And
  Independent Compliance Officer
Teresa Marziano(2), Vice President
Joseph G. Paul(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer And Chief Financial
  Officer
Thomas R. Manley, Controller


CUSTODIAN

The Bank Of New York
One Wall Street
New York, Ny 10286

DISTRIBUTOR

Alliancebernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


22


REAL ESTATE INVESTMENT PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

MANAGEMENT OF THE FUND

Board Of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                          PORTFOLIOS
                                                                                            IN FUND         OTHER
   NAME, ADDRESS*,                                PRINCIPAL                                 COMPLEX      DIRECTORSHIP
        AGE                                     OCCUPATION(S)                             OVERSEEN BY      HELD BY
  (YEAR ELECTED**)                           DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                    Executive Vice President of AllianceBernstein             108         SCB Partners, Inc.
1345 Avenue of the Americas         L.P. (the "Adviser") since 2001 and Executive                         and SCB Inc.
New York, NY 10105                  Managing Director of AllianceBernstein
49                                  Investments, Inc. ("ABI") since 2003; prior
(2005)                              thereto, he was head of AllianceBernstein
                                    Institutional Investments, a unit of the Adviser
                                    from 2001-2003. Prior thereto, Chief Executive
                                    Officer of Sanford C. Bernstein & Co., LLC
                                    (institutional research and brokerage arm of
                                    Bernstein & Co., LLC) ("SCB&Co.") and its
                                    predecessor since prior to 2002.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ***       Investment Adviser and an Independent                     110         None
Chairman of the Board               Consultant. He was formerly Senior Manager
74                                  of Barrett Associates, Inc., a registered
(1990)                              investment adviser, with which he had been
                                    associated since prior to 2002. He was formerly
                                    Deputy Comptroller and Chief Investment
                                    Officer of the State of New York and, prior
                                    thereto, Chief Investment Officer of the
                                    New York Bank for Savings.

David H. Dievler, #                 Independent Consultant. Until December 1994,              109         None
77                                  he was Senior Vice President of AllianceBernstein
(1990)                              Corporation ("AB Corp.") (formerly, Alliance
                                    Capital Management Corporation) responsible
                                    for mutual fund administration. Prior to joining
                                    AB Corp. in 1984, he was Chief Financial Officer
                                    of Eberstadt Asset Management since 1968. Prior
                                    to that, he was a Senior Manager at Price
                                    Waterhouse & Co. Member of American Institute
                                    of Certified Public Accountants since 1953.

John H. Dobkin, #                   Consultant. Formerly, President of Save Venice,           108         None
65                                  Inc. (preservation organization) from 2001-2002,
(1992)                              Senior Advisor from June 1999-June 2000
                                    and President of Historic Hudson Valley (historic
                                    preservation) from December 1989-May 1999.
                                    Previously, Director of the National Academy
                                    of Design and during 1988-1992, Director and
                                    Chairman of the Audit Committee of AB Corp.
                                    (formerly, Alliance Capital Management
                                    Corporation).


23


REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                                          PORTFOLIOS
                                                                                            IN FUND         OTHER
   NAME, ADDRESS*,                                PRINCIPAL                                 COMPLEX      DIRECTORSHIP
        AGE                                     OCCUPATION(S)                             OVERSEEN BY      HELD BY
  (YEAR ELECTED**)                           DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #                Consultant since January 2004. Formerly,                  108         Asia Pacific Fund, Inc.
63                                  managing partner of Lexington Capital, LLC                            and The Merger Fund
(2005)                              (investment advisory firm) from December
                                    1997 until December 2003. Prior thereto,
                                    Chairman and CEO of Prudential Mutual
                                    Fund Management from 1987 to 1993.

D. James Guzy, #                    Chairman of the Board of PLX Technology                   108         Intel Corporation
70                                  (semi-conductors) and of SRC Computers Inc.,                          (semi-conductors)
(2005)                              with which he has been associated                                     and Cirrus Logic
                                    since prior to 2002. He is also                                       Corporation
                                    President of the Arbor Company                                        (semi-conductors)
                                    (private family investments).

Nancy P. Jacklin, #                 Formerly, U.S. Executive Director of the                  108         None
58                                  International Monetary Fund (December
(2006)                              2002-May 2006); Partner, Clifford Chance
                                    (1992-2002); Senior Counsel, International
                                    Banking and Finance, and Associate General
                                    Counsel, Citicorp (1985-1992); Assistant
                                    General Counsel (International), Federal
                                    Reserve Board of Governors (1982-1985);
                                    and Attorney Advisor, U.S. Department of the
                                    Treasury (1973-1982). Member of the Bar of
                                    the District of Columbia and of New York; and
                                    member of the Council on Foreign Relations.

Marshall C. Turner, Jr., #          Principal of Turner Venture Associates                    108         The George Lucas
65                                  (venture capital and consulting) since prior to                       Educational Foundation
(2005)                              2002. From 2003 until May 31,                                         and National
                                    2006, he was CEO of Toppan Photomasks,                                Datacast, Inc.
                                    Inc., Austin, Texas
                                    (semi-conductor manufacturing services).



Earl D. Weiner, #                   Of Counsel, and Partner from 1976-2006, of                107         None
67                                  the law firm Sullivan & Cromwell LLP,
(2007)                              specializing in investment management,
                                    corporate and securities law; member of Task
                                    Force on Fund Director's Guidebook, Federal
                                    Regulation of Securities Committee.


* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.

#   Member of the Audit Committee, the Governance and Nominating Committee
and the Independent Directors Committee.

***  Member of the Fair Value Pricing Committee.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


24


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Officer Information(1)

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*,             PRINCIPAL POSITION(S)         PRINCIPAL OCCUPATION
     AND AGE                  HELD WITH FUND                DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                  President and Chief           See biography above.
49                             Executive Officer

Philip L. Kirstein             Senior Vice President         Senior Vice President and Independent Compliance
61                             and Independent               Officer of the AllianceBernstein Funds, with which he
                               Compliance Officer            has been associated since October 2004. Prior thereto,
                                                             he was Of Counsel to Kirkpatrick & Lockhart, LLP from
                                                             October 2003 to October 2004, and General Counsel of
                                                             Merrill Lynch Investment Managers, L.P. since prior to
                                                             2002 until March 2003.

Teresa Marziano                Vice President                Senior Vice President of the Adviser**, with which she
52                                                           has been associated since prior to 2002.

Joseph G. Paul                 Vice President                Senior Vice President of the Adviser**, with which he
47                                                           has been associated since prior to 2002.

Emilie D. Wrapp                Secretary                     Senior Vice President, Assistant General Counsel and
51                                                           Assistant Secretary of ABI**, with which she has been
                                                             associated since prior to 2002.

Joseph J. Mantineo             Treasurer and Chief           Senior Vice President of AllianceBernstein Investor
47                             Financial Officer             Services, Inc. ("ABIS")**, with which he has been
                                                             associated since prior to 2002.

Thomas R. Manley               Controller                    Vice President of the Adviser**, with which he has been
55                                                           associated since prior to 2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


25


REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT
In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Real Estate Investment Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;


26


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent And Quality Of Services Provided By The Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs Of Services Provided And Profitability To The Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's


27


REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 16 to 11 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 22 to 15 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1-, 3- and 5-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the National Association of Real Estate Investment Trusts Equity Index (the "Index") for periods ended April 30, 2006 over the year to date, 1-, 3- and 5-year and since inception periods (January 1997 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 3rd quintile in the 1-year period, 2nd quintile in the 3-year period and 1st quintile in the 5-year period, and in the Performance Universe comparison the Portfolio was in the 3rd quintile in the 1-year period, 2nd quintile in the 3-year period and 1st quintile in the 5-year period. The comparative information showed that the Portfolio outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.


28


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Advisory Fees And Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio although the initial fee rates in the institutional fee schedule were higher, and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be about the same as that in the Portfolio's Advisory Agreement prior to taking account of the administrative expense reimbursements made to the Adviser. The directors noted that adding the seven basis point administrative expense reimbursement to the Adviser resulted in a materially lower rate of total compensation to the Adviser under the institutional fee schedule than what is paid by the Portfolio. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 7 basis points. The directors also noted that the Portfolio's total expense ratio was somewhat lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio's expense ratio was satisfactory.

Economies Of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not


29


REAL ESTATE INVESTMENT PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


30


REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein Real Estate Investment Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolio grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                                  NET ASSETS
               ADVISORY FEE BASED ON % OF          06/30/06
CATEGORY        AVERAGE DAILY NET ASSETS            ($MIL)              PORTFOLIO
------------------------------------------------------------------------------------------
Value          55 bp on 1st $2.5 billion          $99.0               Real Estate
               45 bp on next $2.5 billion                             Investment Portfolio
               40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                  AS A % OF AVERAGE
PORTFOLIO                          AMOUNT         DAILY NET ASSETS
------------------------------------------------------------------------
Real Estate Investment Portfolio   $75,250              0.07%


1 It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

2  Future references to the Portfolio do not include "AllianceBernstein."

3 Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


31


REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Set forth below are the Portfolio's total expense ratios for the most recently completed fiscal year:

PORTFOLIO                        TOTAL EXPENSE RATIO           FISCAL YEAR
-------------------------------------------------------------------------------
Real Estate Investment             Class A   0.83%              December 31
Portfolio                          Class B   1.06%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. To the extent that certain of these institutional relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applied to the Portfolio versus the Portfolio's advisory fees:

                       NET ASSETS        ALLIANCEBERNSTEIN             EFFECTIVE AB         FUND
                        06/30/06           INSTITUTIONAL               INSTITUTIONAL     ADVISORY
PORTFOLIO                ($MIL)            FEE SCHEDULE                ADVISORY FEE         FEE(4)
----------------------------------------------------------------------------------------------------
Real Estate            $99.0        Domestic REIT Strategy Schedule       0.551%(5)        0.750%
Investment                         70 bp on the first $25 million
Portfolio                          60 bp on the next $25 million
                                    50 bp on the next $25 million
                                    negotiable on the balance
                                    Minimum account size $10m


4 Fund advisory information was provided by Lipper. See Section II for additional discussion.

5  Assumes 40 bp on the balance.


32


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Adviser also manages AllianceBernstein Real Estate Investment Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Real Estate Investment Fund, Inc.:

                                                                ADVISORY FEE
                                ALLIANCEBERNSTEIN               BASED ON % OF AVERAGE
PORTFOLIO                       MUTUAL FUND                     DAILY NET ASSETS
------------------------------------------------------------------------------------------
Real Estate Investment          Real Estate Investment Fund,    55 bp on 1st $2.5 billion
Portfolio                       Inc.                            45 bp on next $2.5 billion
                                                                40 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(6) for the Luxembourg fund that has a similar investment style as the Portfolio:

FUND                                                     FEE
---------------------------------------------------------------
Real Estate                                             1.75%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(7)

PORTFOLIO                     EFFECTIVE MANAGEMENT FEE(8)     LIPPER GROUP MEDIAN     RANK
-------------------------------------------------------------------------------------------
Real Estate Investment Portfolio       0.550                           0.825          1/16


Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(9) and Lipper Expense Universe.(10) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                      EXPENSE      LIPPER      LIPPER     LIPPER        LIPPER
                       RATIO       GROUP       GROUP     UNIVERSE      UNIVERSE
PORTFOLIO             (%)(11)    MEDIAN (%)     RANK     MEDIAN (%)      RANK
-------------------------------------------------------------------------------
Real Estate
Investment Portfolio   0.832       0.902        2/16       0.893        3/19


6 The "all-in" fee shown is for the Class A shares of Real Estate. This fee covers investment advisory services and distribution related services.

7 The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

8 The effective management fee rate for the Portfolio does not reflect expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

9    Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

10   Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

11   Most recently completed fiscal year Class A share total expense ratio.


33


REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio decreased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. ("ABI"), the Portfolio's distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

PORTFOLIO                                                  12B-1 FEES RECEIVED
-------------------------------------------------------------------------------
Real Estate Investment Portfolio                               $91,425

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

PORTFOLIO                                                ADVISER PAYMENT TO ABI
-------------------------------------------------------------------------------
Real Estate Investment Portfolio                               $352,245

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(12)


12   The Fund (which includes the Portfolio and other Portfolios of the Fund)
paid ABIS a flat fee of $18,000 in 2005.


34


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Portfolio effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolio's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Portfolio is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1, 3, and 5 year performance rankings of the Portfolio(13) relative to its Lipper Performance Group(14) and Lipper Performance Universe(15) for the periods ended April 30, 2006:

REAL ESTATE INVESTMENT PORTFOLIO                        GROUP        UNIVERSE
-------------------------------------------------------------------------------
1 year                                                   7/16         11/22
3 year                                                   5/14          7/19
5 year                                                   2/11          3/15

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)(16) versus its benchmarks:(17)

                                              PERIODS ENDING APRIL 30, 2006
                                                 ANNUALIZED PERFORMANCE
-----------------------------------------------------------------------------------------
PORTFOLIO                     1 YEAR        3 YEAR        5 YEAR       SINCE INCEPTION
-----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT
PORTFOLIO                      41.60         33.98         23.29          14.06

NAREIT Equity Index            38.46         32.13         22.30          13.72

S&P 500 Stock Index            11.72         17.21          3.97           7.26


13   The performance rankings are for the Class A shares of the Portfolio.

14   The Lipper Performance Group is identical to the Lipper Expense Group.

15   For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

16  The performance returns shown are for the Class A shares of the Portfolio.

17 The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


35


REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


36





-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2006


> ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




SMALL/MID CAP VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 6, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Small/Mid-Cap Value Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 110 companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio invests in companies that are determined by the Adviser to be undervalued. Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on marker capitalization will change with the markets.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements. The Portfolio may invest in securities issued by non-U.S. companies and convertible securities and enter into forward commitments.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the one- and five-year periods ended December 31, 2006 and since the Portfolio's Class A shares inception on May 2, 2001.

The Portfolio underperformed the benchmark for the one-year period ended December 31, 2006. Stock selection was responsible for most of the underperformance and was a detractor across most sectors although it was more significant in the financial services and technology sectors. Returns from the Portfolio's financial services stocks were primarily hurt by an underweight in real estate investment trusts (REITs) which benefited from investors' strong appetite for yield in the reporting period. In technology, a number of the Portfolio's holdings underperformed after delivering lower-than-expected earnings reports. Consumer discretionary stocks were contributors for the reporting period as a number of the Portfolio's holdings showed better-than-expected earnings growth from company specific restructuring initiatives. The Portfolio's Small/Mid Cap Value Investment Policy Group's (the "Group's") research indicates that much of the issue with stock selection for 2006 relates to currents in the broad market that have created anomalies in the returns to quality and value characteristics.

In 2006, smaller capitalization stock returns were in line with earnings growth, with little or no expansion in price-earnings multiples. But within the smaller cap market, there were large differences by sector that reflected anticipated swings in economic data. Companies with earnings sensitive to capital spending and technology saw multiples contract considerably despite above average earnings growth, as investors anticipated a drop in earnings owing to an economic slowdown. In contrast, sectors perceived as stable, such as consumer staples and utilities enjoyed significant multiple expansion driven in part by perceived earnings stability.

MARKET REVIEW AND INVESTMENT STRATEGY

As value investors, the Group seeks to profit from other people's risk aversion--their willingness to pay a premium for investments with perceived certainty and willingness to sell at bargain prices to avoid uncertainty. Thus, the Group seeks to buy companies that have become cheap due to investor overreaction to depressed earnings or some other difficulty that the Group thinks will prove transitory. The Group finds these companies by balancing low valuations (measured by price to current earnings, revenues, book value and cash flow) against measures of corporate success (such as relative return on equity and price performance). Historically, portfolios that combine these traits have proved successful over time.

But in 2006, the returns for portfolios with these traits have been ineffective at best and perverse at worst. For example, lately companies with the most attractive price-to-earnings multiples have only modestly outperformed more expensive ones versus a more robust historical outperformance. Further, companies with higher forecasted return on equity (ROE) have underperformed in contrast to a significant historical outperformance. There are a variety of reasons for this, but the overriding theme has been a sense of complacency among investors driven by a broad-based small-cap profit cycle and significant global liquidity in search of returns. A closer examination of the small-cap profit recovery, however, suggests it may be reaching its zenith as many of its drivers, such as declining depreciation and interest expense, are now reversing themselves. It remains unclear when investor risk aversion will return, but a declining level of small cap profit growth increases the likelihood that the market


1


SMALL/MID CAP VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

may be more conservative in how it values small caps relative to larger companies. This may lead to a reintroduction of value spreads.

The Group has not changed its research and investment process over the annual period under review, and continues to build a Portfolio that it anticipates will generate strong returns in periods of risk aversion. Recently, as value spreads have narrowed, larger and higher quality companies have become attractively valued. As a result, the Portfolio has become more exposed to higher quality and larger firms over the reporting period.


2


SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR 800.984.7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE PORTFOLIO'S QUOTED PERFORMANCE WOULD BE LOWER. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

NEITHER THE UNMANAGED RUSSELL 2500 VALUE INDEX NOR THE RUSSELL 2500 INDEX REFLECTS FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-cap U.S. stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A WORD ABOUT RISK

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small- to mid-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


3


SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                           RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                           -----------------------------------------
PERIODS ENDED DECEMBER 31, 2006                              1 YEAR      5 YEARS   SINCE INCEPTION*
---------------------------------------------------------------------------------------------------
AllianceBernstein Small/Mid-Cap Value Portfolio Class A      14.42%       14.10%        14.58%
AllianceBernstein Small/Mid-Cap Value Portfolio Class B      14.20%       13.85%        14.39%
Russell 2500 Value Index                                     20.18%       15.51%        14.65%
Russell 2500 Index                                           16.17%       12.19%        10.83%

* Since inception of the Portfolio's Class A shares on 5/2/01 and Class B shares on 5/1/01. The since inception return for the benchmark is from the Portfolio's Class A shares inception date.


ALLIANCEBERNSTEIN SMALL/MID-CAP VALUE PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
5/2/01* - 12/31/06

ALLIANCEBERNSTEIN SMALL/MID-CAP VALUE PORTFOLIO CLASS A: $21,621
RUSSELL 2500 VALUE INDEX: $21,682

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                       AllianceBernstein
                         Small/Mid-Cap                Russell 2500
                    Value Portfolio Class A            Value Index
-------------------------------------------------------------------------------
     5/2/01*                $ 10,000                    $ 10,000
   12/31/01                 $ 11,180                    $ 10,545
   12/31/02                 $ 10,487                    $  9,504
   12/31/03                 $ 14,814                    $ 13,774
   12/31/04                 $ 17,673                    $ 16,746
   12/31/05                 $ 18,894                    $ 18,042
   12/31/06                 $ 21,621                    $ 21,682

*  Since inception of the Portfolio's Class A shares on 5/2/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid-Cap Value Portfolio Class A shares (from 5/2/01* to 12/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


4


SMALL/MID CAP VALUE PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                      BEGINNING             ENDING
                                    ACCOUNT VALUE       ACCOUNT VALUE        EXPENSES PAID       ANNUALIZED
SMALL/MID CAP VALUE PORTFOLIO       JULY 1, 2006      DECEMBER 31, 2006      DURING PERIOD*    EXPENSE RATIO*
-----------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                 $1,000             $1,069.20              $4.38              0.84%
Hypothetical (5% return before
  expenses)                            $1,000             $1,020.97              $4.28              0.84%

CLASS B
Actual                                 $1,000             $1,068.25              $5.68              1.09%
Hypothetical (5% return before
  expenses)                            $1,000             $1,019.71              $5.55              1.09%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


5


SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Allegheny Energy, Inc.                          $   7,763,381           1.9%
Arch Capital Group Ltd.                             7,721,062           1.9
IKON Office Solutions, Inc.                         6,777,180           1.6
Old Republic International Corp.                    6,678,450           1.6
Universal Corp.                                     6,567,340           1.6
Plantinum Underwriters Holdings Ltds.               6,157,060           1.5
FelCor Lodging Trust, Inc.                          6,149,052           1.5
Acuity Brands, Inc.                                 6,088,680           1.5
ArvinMeritor, Inc.                                  6,074,236           1.5
GATX Corp.                                          5,988,206           1.4
                                                -------------         ------
                                                $  65,964,647          16.0%

SECTOR DIVERSIFICATION
DECEMBER 31, 2006
                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Financial                                       $ 103,715,356          25.2%
Industrial Resources                               58,153,850          14.1
Capital Equipment                                  54,123,902          13.2
Consumer Staples                                   31,449,129           7.7
Utilities                                          30,889,392           7.5
Consumer Cyclicals                                 30,381,997           7.4
Services                                           28,571,261           6.9
Consumer Growth                                    27,140,232           6.6
Technology                                         27,095,209           6.6
Energy                                              7,701,236           1.9
                                                -------------         ------
Total Investments*                                399,221,564          97.1
Cash and receivables, net of liabilities           11,994,654           2.9
                                                -------------         ------
Net Assets                                      $ 411,216,218         100.0%


*  Excludes short-term investments.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


6


SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------

COMMON STOCKS-97.1%

FINANCIAL-25.2%
MAJOR REGIONAL BANKS-5.0%
Central Pacific Financial Corp.                       101,900     $   3,949,644
Susquehanna Bancshares, Inc.                          188,000         5,053,440
Trustmark Corp.                                       139,806         4,573,054
UnionBanCal Corp.                                      45,900         2,811,375
Whitney Holding Corp.                                 130,900         4,269,958
                                                                  -------------
                                                                     20,657,471
MISCELLANEOUS FINANCIAL-2.6%
A.G. Edwards, Inc.                                     66,900         4,234,101
Digital Realty Trust, Inc.                            126,700         4,336,941
Strategic Hotels & Resorts, Inc.                       85,500         1,863,045
                                                                  -------------
                                                                     10,434,087
MULTI-LINE INSURANCE-2.7%
Fidelity National Financial, Inc.-Class A             222,000         5,301,360
StanCorp Financial Group, Inc.                        127,000         5,721,350
                                                                  -------------
                                                                     11,022,710
PROPERTY - CASUALTY INSURANCE-8.1%
Arch Capital Group Ltd. (a)                           114,200         7,721,062
Aspen Insurance Holdings, Ltd.                        190,800         5,029,488
Old Republic International Corp.                      286,875         6,678,450
PartnerRe, Ltd.                                        17,700         1,257,231
Platinum Underwriters Holdings, Ltd.                  199,000         6,157,060
Radian Group, Inc.                                     83,800         4,517,658
RenaissanceRe Holdings, Ltd.                           33,600         2,016,000
                                                                  -------------
                                                                     33,376,949
REAL ESTATE INVESTMENT TRUST-2.3%
FelCor Lodging Trust, Inc.                            281,550         6,149,052
Mid-America Apartment Communities, Inc.                60,000         3,434,400
                                                                  -------------
                                                                      9,583,452
SAVINGS & LOAN-4.5%
Astoria Financial Corp.                               175,900         5,305,144
Provident Financial Services, Inc.                    271,000         4,913,230
Sovereign Bancorp, Inc.                               141,750         3,599,033
Webster Financial Corp.                                99,000         4,823,280
                                                                  -------------
                                                                     18,640,687
                                                                  -------------
                                                                    103,715,356
INDUSTRIAL RESOURCES-14.1%
ALUMINUM-1.9%
CommScope, Inc. (a)                                   178,500         5,440,680
Mueller Industries, Inc.                               75,000         2,377,500
                                                                  -------------
                                                                      7,818,180
CHEMICALS-6.8%
Albemarle Corp.                                        34,500         2,477,100
Ashland, Inc.                                          80,825         5,591,473
Celanese Corp. Series A                               198,300         5,132,004
Cytec Industries, Inc.                                 92,300         5,215,873
Lubrizol Corp.                                        103,600         5,193,468
Rockwood Holdings, Inc. (a)                           167,000         4,218,420
                                                                  -------------
                                                                     27,828,338
CONTAINERS - METAL/GLASS/PAPER-1.0%
Owens-Illinois, Inc. (a)                              226,400         4,177,080

MISCELLANEOUS INDUSTRIAL COMMODITIES-0.5%
United Stationers, Inc. (a)                            47,095         2,198,866

MISCELLANEOUS METALS-2.3%
Commercial Metals Co.                                  73,800         1,904,040
Reliance Steel & Aluminum Co.                          71,400         2,811,732
Silgan Holdings, Inc.                                 106,480         4,676,602
                                                                  -------------
                                                                      9,392,374
STEEL-1.6%
Chaparral Steel Co.                                    60,600         2,682,762
Steel Dynamics, Inc.                                  125,000         4,056,250
                                                                  -------------
                                                                      6,739,012
                                                                  -------------
                                                                     58,153,850
CAPITAL EQUIPMENT-13.2%
AEROSPACE & DEFENSE-1.1%
Goodrich Corp.                                        104,275         4,749,726

AUTO TRUCKS - PARTS-2.6%
ArvinMeritor, Inc.                                    333,200         6,074,236
TRW Automotive Holdings Corp. (a)                     174,000         4,501,380
                                                                  -------------
                                                                     10,575,616


7


SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT-3.6%
Acuity Brands, Inc.                                   117,000     $   6,088,680
Checkpoint Systems, Inc. (a)                          121,500         2,454,300
Cooper Industries, Ltd.- Class A                       42,200         3,816,146
Genlyte Group, Inc. (a)                                29,600         2,312,056
                                                                  -------------
                                                                     14,671,182
MACHINERY-3.3%
Kennametal, Inc.                                       82,400         4,849,240
Regal-Beloit Corp.                                     78,000         4,095,780
Terex Corp. (a)                                        71,000         4,585,180
                                                                  -------------
                                                                     13,530,200
MISCELLANEOUS CAPITAL GOODS-2.6%
Hanover Compressor Co. (a)                            248,233         4,689,122
SPX Corp.                                              96,600         5,908,056
                                                                  -------------
                                                                     10,597,178
                                                                  -------------
                                                                     54,123,902
CONSUMER STAPLES-7.7%
BEVERAGES - SOFT, LITE & HARD-1.3%
Molson Coors Brewing Co.-Class B                       68,600         5,243,784

FOODS-3.5%
Corn Products International, Inc.                      80,700         2,787,378
Performance Food Group Co. (a)                        184,400         5,096,816
Universal Corp.                                       134,000         6,567,340
                                                                  -------------
                                                                     14,451,534
RESTAURANTS-2.0%
Jack in the Box, Inc. (a)                              70,500         4,303,320
Papa John's International, Inc. (a)                   137,654         3,993,343
                                                                  -------------
                                                                      8,296,663
RETAIL STORES - DRUGS-0.8%
Longs Drug Stores Corp.                                81,575         3,457,148
                                                                  -------------
                                                                     31,449,129
UTILITIES-7.5%
ELECTRIC COMPANIES-7.5%
Allegheny Energy, Inc. (a)                            169,100         7,763,381
Constellation Energy Group, Inc.                       41,000         2,823,670
Northeast Utilities                                   171,200         4,820,992
Puget Energy, Inc.                                    231,800         5,878,448
Reliant Energy, Inc. (a)                              293,700         4,173,477
Wisconsin Energy Corp.                                114,400         5,429,424
                                                                  -------------
                                                                     30,889,392
CONSUMER CYCLICALS-7.4%
HOME FURNISHINGS-0.8%
Furniture Brands International, Inc.                  186,000         3,018,780

HOUSEHOLD - APPLIANCES/DURABLES-1.1%
Briggs & Stratton Corp.                               170,900         4,605,755

RETAILERS-4.1%
AutoNation, Inc. (a)                                  151,149         3,222,497
Charming Shoppes, Inc. (a)                            129,500         1,752,135
Office Depot, Inc. (a)                                 68,000         2,595,560
Payless Shoesource, Inc. (a)                          130,900         4,296,138
Saks, Inc.                                            282,800         5,039,496
                                                                  -------------
                                                                     16,905,826
TEXTILES/SHOES - APPAREL MANUFACTURING-1.4%
Liz Claiborne, Inc.                                    50,600         2,199,076
VF Corp.                                               44,500         3,652,560
                                                                  -------------
                                                                      5,851,636
                                                                  -------------
                                                                     30,381,997
SERVICES-6.9%
AIR TRANSPORT-2.1%
Alaska Air Group, Inc. (a)                            123,700         4,886,150
Continental Airlines, Inc.-Class B (a)                 90,400         3,729,000
                                                                  -------------
                                                                      8,615,150
MISCELLANEOUS INDUSTRIAL TRANSPORTATION-1.4%
GATX Corp.                                            138,200         5,988,206

RAILROADS-1.0%
Laidlaw International, Inc.                           139,600         4,248,028

TRUCKERS-2.4%
Con-way, Inc.                                         105,925         4,664,937
Ryder System, Inc.                                     99,000         5,054,940
                                                                  -------------
                                                                      9,719,877
                                                                  -------------
                                                                     28,571,261
CONSUMER GROWTH-6.6%
DRUGS-0.7%
Endo Pharmaceuticals Holdings, Inc. (a)                61,375         1,692,722
King Pharmaceuticals, Inc. (a)                         83,375         1,327,330
                                                                  -------------
                                                                      3,020,052


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
ENTERTAINMENT-0.5%
Vail Resorts, Inc. (a)                                 44,200     $   1,981,044

HOSPITAL MANAGEMENT-1.8%
Genesis HealthCare Corp. (a)                           66,000         3,117,180
Universal Health Services, Inc.- Class B               77,900         4,317,997
                                                                  -------------
                                                                      7,435,177
OTHER MEDICAL-1.4%
PerkinElmer, Inc.                                     262,300         5,830,929

PHOTOGRAPHY-1.7%
IKON Office Solutions, Inc.                           414,000         6,777,180

PUBLISHING-0.5%
Reader's Digest Association, Inc.                     125,500         2,095,850
                                                                  -------------
                                                                     27,140,232
TECHNOLOGY-6.6%
COMMUNICATION - EQUIPMENT MANUFACTURERS-0.8%
Andrew Corp. (a)                                      307,900         3,149,817

COMPUTER SERVICES/SOFTWARE-0.9%
CSG Systems International, Inc. (a)                   143,200         3,827,736

COMPUTER/INSTRUMENTATION-1.0%
Celestica, Inc. (a)                                   278,805         2,177,467
Sanmina-SCI Corp. (a)                                 411,679         1,420,292
Solectron Corp. (a)                                   107,400           345,828
                                                                  -------------
                                                                      3,943,587
MISCELLANEOUS INDUSTRIAL TECHNOLOGY-1.1%
Arrow Electronics, Inc. (a)                            81,200         2,561,860
Tech Data Corp. (a)                                    49,500         1,874,565
                                                                  -------------
                                                                      4,436,425
SEMICONDUCTORS-2.8%
AVX Corp.                                              63,400           937,686
Siliconware Precision Industries Co. (ADR)            239,058         1,878,996
Vishay Intertechnology, Inc. (a)                      351,000         4,752,540
Zoran Corp. (a)                                       285,900         4,168,422
                                                                  -------------
                                                                     11,737,644
                                                                  -------------
                                                                     27,095,209
ENERGY-1.9%
OFFSHORE DRILLING-0.4%
Rowan Cos., Inc.                                       52,900         1,756,280

OIL WELL EQUIPMENT & SERVICES-0.4%
Todco-Class A (a)                                      42,100         1,438,557

OILS - INTEGRATED DOMESTIC-0.6%
Hess Corp.                                             49,200         2,438,844

OILS - INTEGRATED INTERNATIONAL-0.5%
Plains Exploration & Production Co. (a)                43,500         2,067,555
                                                                  -------------
                                                                      7,701,236
Total Common Stocks
  (cost $338,375,353)                                               399,221,564

SHORT-TERM INVESTMENT-3.3%
TIME DEPOSIT-3.3%
The Bank of New York
  4.25%, 1/02/07
  (cost $13,790,000)                                 $ 13,790        13,790,000

TOTAL INVESTMENTS-100.4%
  (cost $352,165,353)                                               413,011,564
Other assets less liabilities-(0.4)%                                 (1,795,346)
                                                                  --------------
NET ASSETS-100%                                                   $ 411,216,218


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See Notes to Financial Statements.


9


SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $352,165,353)         $ 413,011,564
  Cash                                                                      590
  Dividends and interest receivable                                     400,721
  Receivable for capital stock sold                                     257,648
  Total assets                                                      413,670,523

LIABILITIES
  Payable for investment securities purchased                         1,139,553
  Payable for capital stock redeemed                                    899,251
  Advisory fee payable                                                  261,769
  Distribution fee payable                                               53,224
  Administrative fee payable                                             21,750
  Transfer Agent fee payable                                                 65
  Accrued expenses                                                       78,693
  Total liabilities                                                   2,454,305

NET ASSETS                                                        $ 411,216,218

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      22,808
  Additional paid-in capital                                        315,865,893
  Undistributed net investment income                                 3,604,428
  Accumulated net realized gain on investment transactions           30,876,878
  Net unrealized appreciation of investments                         60,846,211
                                                                  $ 411,216,218

NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                         SHARES         NET ASSET
CLASS              NET ASSETS         OUTSTANDING         VALUE
----------------------------------------------------------------------
A                 $159,804,156         8,840,272         $18.08
B                 $251,412,062        13,967,813         $18.00


See Notes to Financial Statements.


10


SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $1,472)              $  6,720,122
  Interest                                                              597,976
  Total investment income                                             7,318,098

EXPENSES
  Advisory fee                                                        2,727,761
  Distribution fee--Class B                                             548,107
  Transfer agency--Class A                                                2,400
  Transfer agency--Class B                                                3,659
  Custodian                                                             132,489
  Printing                                                              100,102
  Administrative                                                         86,750
  Audit                                                                  37,500
  Legal                                                                  21,120
  Directors' fees                                                         1,400
  Miscellaneous                                                          15,176
  Total expenses                                                      3,676,464
  Net investment income                                               3,641,634

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                       30,916,131
  Net change in unrealized appreciation/depreciation of
    investments                                                      14,815,682
  Net gain on investment transactions                                45,731,813

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 49,373,447


See Notes to Financial Statements.


11


SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                     2006             2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $    3,641,634   $    1,099,713
  Net realized gain on investment
    transactions                                    30,916,131       24,799,701
  Net change in unrealized
    appreciation/depreciation of
    investments                                     14,815,682       (6,474,515)
  Net increase in net assets from
    operations                                      49,373,447       19,424,899

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM
  Net investment income
    Class A                                           (603,339)        (876,310)
    Class B                                           (500,061)        (892,522)
  Net realized gain on investment
    transactions
    Class A                                         (9,975,197)      (5,292,917)
    Class B                                        (14,763,715)      (6,946,948)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      67,035,082       53,737,282
  Total increase                                    90,566,217       59,153,484

NET ASSETS
  Beginning of period                              320,650,001      261,496,517
  End of period (including undistributed
    net investment income of $3,604,428
    and $1,066,194, respectively)               $  411,216,218   $  320,650,001


See Notes to Financial Statements.


12


SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Small/Mid Cap Value Portfolio (the "Portfolio"), formerly AllianceBernstein Small Cap Value Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 1, 2001. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


13


SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2006, there were no expenses waived by the Adviser.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.

Brokerage commissions paid on investment transactions for the year ended December 31, 2006, amounted to $244,022, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C.Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                   PURCHASES         SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $  208,730,420   $  160,237,201
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $  352,229,685
Gross unrealized appreciation                                    $   70,438,035
Gross unrealized depreciation                                        (9,656,156)
Net unrealized appreciation                                      $   60,781,879


15


SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

1. FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                SHARES                       AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            2,333,093     1,654,124   $  40,439,189   $  27,337,346
Shares issued
  in reinvestment
  of dividends and
  distributions          640,735       388,002      10,578,536       6,169,227
Shares redeemed       (2,003,188)   (1,237,579)    (34,746,319)    (20,426,892)
Net increase             970,640       804,547   $  16,271,406   $  13,079,681

CLASS B
Shares sold            3,705,438     3,361,531   $  63,976,712   $  55,477,125
Shares issued
  in reinvestment
  of dividends and
  distributions          927,889       494,604      15,263,776       7,839,470
Shares redeemed       (1,639,985)   (1,372,037)    (28,476,812)    (22,658,994)
Net increase           2,993,342     2,484,098   $  50,763,676   $  40,657,601


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $    5,332,956   $    5,220,753
  Net long-term capital gains                   20,509,356        8,787,944
Total taxable distributions                     25,842,312       14,008,697
Total distributions paid                    $   25,842,312   $   14,008,697


17


SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $    6,907,312
Undistributed long-term capital gains                            27,638,326
Unrealized appreciation/(depreciation)                           60,781,879(a)
Total accumulated earnings/(deficit)                         $   95,327,517

(a) The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Com-


19


SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

plaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


20


SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $17.06       $16.84       $14.49       $10.46       $11.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .20          .09(b)       .14(b)       .04(b)       .12(b)
Net realized and unrealized gain (loss)
  on investment transactions                    2.14         1.02         2.60         4.23         (.81)
Net increase (decrease) in net asset
  value from operations                         2.34         1.11         2.74         4.27         (.69)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.08)        (.13)        (.03)        (.07)        (.02)
Distributions from net realized gain
  on investment transactions                   (1.24)        (.76)        (.36)        (.17)        (.01)
Total dividends and distributions              (1.32)        (.89)        (.39)        (.24)        (.03)
Net asset value, end of period                $18.08       $17.06       $16.84       $14.49       $10.46

TOTAL RETURN
Total investment return based on
  net asset value (c)                          14.42%        6.91%       19.30%       41.26%       (6.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $159,804     $134,235     $118,981      $90,949      $55,592
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .86%(d)      .87%         .86%        1.20%        1.13%
  Expenses, before waivers and
    reimbursements                               .86%(d)      .87%        1.09%        1.28%        1.41%
  Net investment income                         1.15%(d)      .53%(b)      .96%(b)      .34%(b)     1.04%(b)
Portfolio turnover rate                           46%          33%          30%          21%          28%


See footnote summary on page 22.


21


SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.99       $16.79       $14.46       $10.46       $11.20

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .16          .05(b)       .11(b)       .01(b)       .08(b)
Net realized and unrealized gain (loss)
  on investment transactions                    2.13         1.01         2.59         4.22         (.79)
Net increase (decrease) in net asset
  value from operations                         2.29         1.06         2.70         4.23         (.71)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.04)        (.10)        (.01)        (.06)        (.02)
Distributions from net realized gain
  on investment transactions                   (1.24)        (.76)        (.36)        (.17)        (.01)

Total dividends and distributions              (1.28)        (.86)        (.37)        (.23)        (.03)
Net asset value, end of period                $18.00       $16.99       $16.79       $14.46       $10.46

TOTAL RETURN
Total investment return based on net
  asset value (c)                              14.20%        6.63%       19.08%       40.89%       (6.37)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $251,412     $186,415     $142,516      $82,954      $22,832
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.11%(d)     1.12%        1.12%        1.45%        1.43%
  Expenses, before waivers and
    reimbursements                              1.11%(d)     1.12%        1.34%        1.53%        1.70%
  Net investment income                          .91%(d)      .29%(b)      .75%(b)      .05%(b)      .74%(b)
Portfolio turnover rate                           46%          33%          30%          21%          28


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Small/Mid Cap Value Portfolio, formerly AllianceBernstein Small Cap Value Portfolio, of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small/Mid Cap Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 12, 2007


TAX INFORMATION (UNAUDITED)

The Portfolio designates $20,509,356 from distributions made in fiscal year ended December 31, 2006 as capital gain dividends.

For corporate shareholders, 69.30% of the total ordinary income distribution paid during the fiscal year ended December 31, 2006 qualifies for the corporate dividends received deduction.


23


SMALL/MID CAP VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
NANCY P. JACKLIN(1)
MARSHALL C. TURNER, JR.(1)
EARL D. WEINER(1)


OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer JOSEPH G. PAUL(2), Vice President
JAMES W. MACGREGOR(2), Vice President
ANDREW J. WEINER(2), Vice President
EMILIE D. WRAPP, Secretary
JOSEPH J. MANTINEO, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENTS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Small/Mid-Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor, and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


24


SMALL/MID CAP VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND          OTHER
 NAME, ADDRESS*,                              PRINCIPAL                               COMPLEX       DIRECTORSHIP
      AGE                                  OCCUPATION(S)                             OVERSEEN BY       HELD BY
(YEAR ELECTED**)                        DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                 Executive Vice President of the Adviser                108      SCB Partners, Inc.
1345 Avenue of the Americas      since prior to 2002, and Executive Managing                        and SCB, Inc.
New York, NY 10105               Director of AllianceBernstein Investments,
49                               Inc. ("ABI") since 2003; prior thereto, he
(2005)                           was head of AllianceBernstein Institutional
                                 Investments, a unit of the Adviser, from
                                 2001-2003. Prior thereto, Chief Executive
                                 Officer of Sanford C. Bernstein & Co., LLC
                                 (institutional research and brokerage arm of
                                 Bernstein & Co. LLC) and its predecessor
                                 since prior to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #         Investment adviser and an independent                  110             None
Chairman of the Board            consultant. He was formerly Senior Manager
74                               of Barrett Associates, Inc., a registered
(1990)                           investment adviser, with which he had been
                                 associated since prior to 2002. He was formerly
                                 Deputy Comptroller and Chief Investment
                                 Officer of the State of New York and, prior
                                 thereto, Chief Investment Officer of the
                                 New York Bank for Savings.

David H. Dievler, #              Independent consultant. Until December 1994,           109             None
77                               he was Senior Vice President of
(1990)                           AllianceBernstein Corporation ("AB Corp",
                                 formerly Alliance Capital Management
                                 Corporation ("ACMC")) responsible for mutual
                                 fund administration. Prior to joining AB Corp. in
                                 1984, he was Chief Financial Officer of
                                 Eberstadt Asset Management since 1968.
                                 Prior to that, he was a Senior Manager at Price
                                 Waterhouse & Co. Member of American
                                 Institute of Certified Public Accountants
                                 since 1953.

John H. Dobkin, #                Consultant. Formerly President of Save Venice,         108             None
65                               Inc. (preservation organization) from 2001-2002,
(1992)                           Senior Advisor from June 1999-June 2000
                                 and President of Historic Hudson Valley (historic
                                 preservation) from December 1989-May 1999.
                                 Previously, Director of the National Academy
                                 of Design and during 1988-1992, Director and
                                 Chairman of the Audit Committee of AB Corp
                                 (formerly ACMC).


25


SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                     PORTFOLIOS
                                                                                       IN FUND          OTHER
 NAME, ADDRESS*,                              PRINCIPAL                               COMPLEX       DIRECTORSHIP
      AGE                                  OCCUPATION(S)                             OVERSEEN BY       HELD BY
(YEAR ELECTED**)                        DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #             Consultant since January 2004. Formerly                108         Asia Pacific
63                               managing partner of Lexington Capital, LLC                          Fund, Inc.,
(2005)                           (investment advisory firm) from December 1997                         and The
                                 until December 2003. Prior thereto, Chairman                        Merger Fund
                                 and CEO of Prudential Mutual Fund Management
                                 from 1987 to 1993.

D. James Guzy, #                 Chairman of the Board of PLX Technology                108       Intel Corporation
70                               (semi-conductors) and of SRC Computers Inc.,                   (semi-conductors) and
(2005)                           with which he has been associated since prior                      Cirrus Logic
                                 to 2002. He is also President of the Arbor                      Corporation (semi-
                                 Company (private family investments).                              conductors)

Nancy P. Jacklin, #              Formerly U.S. Executive Director of the                108             None
58                               International Monetary Fund (December 2002-
(2006)                           May 2006); partner, Clifford Chance (1992-2002);
                                 Senior Counsel, International Banking and
                                 Finance, and Associate General Counsel,
                                 Citicorp (1985-1992); Assistant General Counsel
                                 (International), Federal Reserve Board of
                                 Governors (1982-1985); and Attorney Advisor,
                                 U.S. Department of the Treasury (1973-1982).
                                 Member of the Bar of the District of Columbia
                                 and of New York; member of the Council on
                                 Foreign Relations.

Marshall C. Turner, Jr., #       Principal of Turner Venture Associates since           108      The George Lucas
65                               prior to 2002. From 2003 until May 31, 2006,                       Educational
(2005)                           he was CEO of Toppan Photomasks, Inc.,                           Foundation and
                                 Austin, Texas (semi-conductor manufacturing                   National Datacast, Inc.
                                 services).

Earl D. Weiner, #                Of Counsel, and Partner from 1976-2006, of             107             None
67                               the law firm Sullivan & Cromwell LLP,
(2007)                           specializing in investment management,
                                 corporate and securities law; member of Task
                                 Force on Fund Director's Guidebook,
                                 Federal Regulation of Securities Committee.



* The address for each of the Portfolio's disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Mayer is an "interested person" as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


26


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*            PRINCIPAL POSITION(S)                    PRINCIPAL OCCUPATION
     AND AGE                   HELD WITH FUND                         DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer               President and Chief         See biography above.
49                          Executive Officer

Philip L. Kirstein          Senior Vice President       Senior Vice President and Independent Compliance
61                          and Independent             Officer of the AllianceBernstein Funds, with which
                            Compliance Officer          he has been associated since October 2004.Prior
                                                        thereto, he was Of Counsel to Kirkpatrick &Lockhart,
                                                        LLP from October 2003 to October 2004, and General
                                                        Counsel of Merrill Lynch Investment Managers, L.P.
                                                        since prior to 2002 until March 2003.

Joseph G. Paul              Vice President              Senior Vice President of the Adviser**, with which
47                                                      he has been associated since prior to 2002.

James W. MacGregor          Vice President              Senior Vice President of the Adviser**, with which he
39                                                      has been associated since prior to 2002.

Andrew J. Weiner            Vice President              Senior Vice President of the Adviser**, with which he
38                                                      has been associated since prior to 2002.

Emilie D. Wrapp              Secretary                   Senior Vice President, Assistant General Counsel and
51                                                      Assistant Secretary of ABI **, with which she has been
                                                        associated since prior to 2002.

Joseph J. Mantineo          Treasurer and Chief         Senior Vice President of AllianceBernstein Investor
47                          Financial Officer           Services, Inc. ("ABIS")**, with which he has been
                                                        associated since prior to 2002.

Thomas R. Manley            Controller                  Vice President of the Adviser**, with which he has been
55                                                      associated since prior to 2002.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


27


SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Small/Mid Cap Value Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to two securities indices;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;


28


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


29


SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 13 to 11 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 28 to 23 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1- and 3-year periods. The directors


30


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Russell 2500 Value Index (the "Russell Value Index") and the Russell 2500 Index (the "Russell 2500 Index") for periods ended April 30, 2006 over the year to date ("YTD"), 1- and 3-year and since inception periods (May 2001 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 4th quintile in the 1-year period and 3rd quintile in the 3-year period, and in the Performance Universe comparison the Portfolio was in the 3rd quintile in the 1-year period and 2nd quintile in the 3-year period. The comparative information showed that the Portfolio outperformed the Russell Value Index and the Russell 2500 Index in the since inception period and underperformed both indices in the YTD, 1- and 3-year periods. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be materially lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Portfolio at lower fee rates than that paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


31


SMALL/MID CAP VALUE PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 2 basis points, and that as a result the total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was slightly higher than the Expense Group median. The directors also noted that the Portfolio's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently significantly lower than the cap), was slightly lower than the Expense Group median and the same as the Expense Universe median. The directors concluded that the Portfolio's expense ratio was satisfactory.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


32


SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolio grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                               NET ASSETS
               ADVISORY FEE BASED ON % OF       06/30/06
CATEGORY        AVERAGE DAILY NET ASSETS         ($MIL)         PORTFOLIO
-------------------------------------------------------------------------------
Specialty     75 bp on 1st $2.5 billion          $368.7     Small/Mid Cap Value
              65 bp on next $2.5 billion                        Portfolio
              60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                           AS A % OF AVERAGE
PORTFOLIO                                   AMOUNT         DAILY NET ASSETS
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio(4)           $75,250               0.03%


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)  Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

(4) The Adviser waived $16,750 of the expense reimbursement made by the Portfolio.


33


SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio's total operating expense to the degree necessary to limit the Portfolio's expenses to the amounts set forth below during the Portfolio's most recent fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon 60 days written notice. It should be noted that the Portfolio was operating below its expense cap in the latest fiscal year; accordingly the expense limitation undertakings of that Portfolio was of no effect. The gross expense ratios of the Portfolio during the most recently completed fiscal year are also listed below.

                          EXPENSE CAP
                      PURSUANT TO EXPENSE           GROSS           FISCAL
PORTFOLIO           LIMITATION UNDERTAKING      EXPENSE RATIO      YEAR END
-------------------------------------------------------------------------------
Small/Mid Cap           Class A   1.20%             0.87%         December 31
Value Portfolio         Class B   1.45%             1.12%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. To the extent that certain of these institutional relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applied to the Portfolio:

                 NET ASSETS        ALLIANCEBERNSTEIN          EFFECTIVE AB        FUND
                  06/30/06           INSTITUTIONAL           INSTITUTIONAL      ADVISORY
PORTFOLIO          ($MIL)            FEE SCHEDULE             ADVISORY FEE       FEE(5)
-------------------------------------------------------------------------------------------
Small/Mid Cap      $368.7     Small & Mid Cap Value              0.604%          0.750%
Value Portfolio               Schedule
                              95 bp on the first $25 million
                              75 bp on the next $25 million
                              65 bp on the next $50 million
                              55 on the balance
                              Minimum account size $10m


(5) Fund advisory information was provided by Lipper. See Section II for additional discussion.


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser also manages the AllianceBernstein Small/Mid Cap Value Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below the fee schedule of AllianceBernstein Small/Mid Cap Value Fund:

PORTFOLIO            ALLIANCEBERNSTEIN MUTUAL FUND         FEE SCHEDULE
-------------------------------------------------------------------------------
Small/Mid Cap Value      Small/Mid CapValue Fund     75 bp on 1st $2.5 billion
Portfolio                                            65 bp on next $2.5 billion
                                                     60 bp on the balance

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

PORTFOLIO                      SUB-ADVISED FUND            FEE SCHEDULE
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio    Client No. 1       0.50%

                                 Client No. 2       0.72% on first $25 million
                                                    0.54% on next $225 million
                                                    0.50% thereafter

                                 Client No. 3       0.80%

                                 Client No. 4       1.00% on first $10 million
                                                    0.875% on next $10 million
                                                    0.75% thereafter

It is fair to note that the services of the Adviser provides, pursuant to the sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided by the Portfolios by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(6)

                                    EFFECTIVE           LIPPER
PORTFOLIO                       MANAGEMENT FEE(7)    GROUP MEDIAN       RANK
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio         0.750              0.750          7/13

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(8) and Lipper Expense Universe.(9) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a


(6) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(7) The effective management fee rate for the Portfolio does not reflect expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee rate does not reflect any fee waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate. As previously mentioned, the Portfolio was operating under its expense cap. As a result, the expense undertaking limitation was of no effect.

(8) Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


35


SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                               EXPENSE    LIPPER   LIPPER    LIPPER     LIPPER
                                RATIO     GROUP     GROUP   UNIVERSE   UNIVERSE
PORTFOLIO                      (%)(10)  MEDIAN(%)   RANK    MEDIAN(%)    RANK
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio   0.886     0.899     5/13     0.866      11/22

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than they do on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. ("ABI"), the Portfolio's distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

PORTFOLIO                                              12B-1 FEES RECEIVED
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio                                $399,981

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

PORTFOLIO                                             ADVISER PAYMENT TO ABI
-------------------------------------------------------------------------------
Small/Mid Cap Value Portfolio                               $362,750

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training,


(10)  Most recently completed fiscal year Class A share total expense ratio.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(11)

The Portfolio effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolio's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Portfolio is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1 and 3 year performance rankings of the Portfolio(12) relative to its Lipper Performance Group(13) and Lipper Performance Universe(14) for the periods ended April 30, 2006:

SMALL/MID CAP VALUE PORTFOLIO                   GROUP           UNIVERSE
-------------------------------------------------------------------------------
1 year                                          8/13             15/28
3 year                                          6/11              9/23


(11) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.

(12)  The performance rankings are for the Class A shares of the Portfolio.

(13)  The Lipper Performance Group is identical to the Lipper Expense Group.

(14) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.


37


SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Set forth below are the 1, 3 year and since inception performance returns of the Portfolio (in bold)(15) versus its benchmarks:(16)

                                           PERIODS ENDING APRIL 30, 2006
                                              ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
PORTFOLIO                          1 YEAR        3 YEAR     SINCE INCEPTION
-------------------------------------------------------------------------------
SMALL/MID CAP VALUE PORTFOLIO      17.00          27.38          15.83
Russell 2500 Value Index           21.60          30.10          14.72
Russell 2500 Index                 24.05          29.19          11.34

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


(15)  The performance returns shown are for the Class A shares of the Portfolio.

(16) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


38




                      (This page left intentionally blank.)




                      (This page left intentionally blank.)




                      (This page left intentionally blank.)




-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2006


> ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




UTILITY INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 8, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Utility Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is current income and long-term growth of capital. The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utility industries, including companies in the electric, telecommunications, gas and water utility industries. The Portfolio may invest in both U.S. and non-U.S. utility companies, although the Portfolio will limit its investments in issuers in any one non-U.S. country to no more than 15% of its net assets. The Portfolio invests at least 65% of its net assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities. The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies.

INVESTMENT RESULTS

The table on page 3 provides performance data for the Portfolio and its benchmark, the Standard & Poor's (S&P) 500 GICS Utilities Composite (the "Composite"), for the one-year, five-year and 10-year periods ended December 31, 2006. The Composite includes only domestic electric utilities, but excludes gas and water utilities, telephones and telecommunication equipment companies and international utilities.

The Portfolio outperformed its benchmark, the S&P 500 GICS Utilities Composite, for the one-year reporting period ended December 31, 2006. The Portfolio's relative outperformance was principally attributed to its overweight positions in high-quality, more defensive utilities that include global utilities such as telephones, gas and water.

During the period under review, high-quality utilities continued to have several characteristics: strong earnings growth; hidden energy upside for low-cost nuclear and coal generators; tightening supply/demand for power; and a higher rate base growth for regulated utilities. Most importantly, these companies have been impacted in the short run by favorable regulatory events related to rate relief and/or merger approvals, combined with attractive dividend yields. Furthermore, the modest outperformance on the non-regulated businesses reflects, to some degree, exposure to higher commodities and energy prices. As these companies' below-market contracts roll off, they have significant earnings upside as commodity outlook holds up at stronger prices.

MARKET REVIEW AND INVESTMENT STRATEGY

Utilities have remained focused on their core businesses in 2006. They are embarking on significant rate-base expansion programs, including new transmission and generation construction, in part funded internally. The regulatory environment remains constructive and balanced despite rising fuel costs. Separately, utilities benefited from a number of macro trends, including the improved credit environment, rising natural gas and power prices (particularly beneficial for low-cost coal and nuclear generators) and the extension of the reduction of tax rates on dividends. Conversely, utilities were negatively impacted by the expectation of rising interest rates, inflation fears, the increase in fuel costs, health care expenses and pension costs. For certain companies, mostly electric utilities, near-term political and regulatory uncertainty related to requests for rate relief and/or merger approval applied additional pressure.

During the period under review, the Portfolio was invested in high-quality names with attractive valuations. The Portfolio's manager took a slightly positive view of the telephone utilities, primarily due to the easing of the fundamental uncertainties and regulatory pressures. On the electric side, the manager remained cautious of the non-regulated generation and marketing sectors, given their improving balance sheets and easing liquidity concerns; but positive on the traditional regulated integrated utilities due to their earnings stability, increasing free cash flow and growing dividends.


1


UTILITY INCOME PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR 800.984.7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE PORTFOLIO'S QUOTED PERFORMANCE WOULD BE LOWER. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED STANDARD & POOR'S (S&P) 500 GICS UTILITIES COMPOSITE DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The S&P 500 GICS Utilities Composite includes only domestic electric utilities, but excludes gas and water utilities, telephones and telecommunication equipment companies and international utilities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A WORD ABOUT RISK

The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio concentrates its investments in the utilities industries and may therefore be subject to greater risks, including government regulation, and volatility than a fund with a more diversified portfolio. High yield bonds, otherwise known as "junk bonds," involve a greater risk of default and price volatility than other bonds. Investing in lower-rated securities presents special risks, including credit risk. While the Portfolio invests principally in equity and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


UTILITY INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                      RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                      -----------------------------------------
PERIODS ENDED DECEMBER 31, 2006                          1 YEAR       5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio Class A       23.76%       10.76%        10.35%
AllianceBernstein Utility Income Portfolio Class B       23.49%       21.69%*
S&P 500 GICS Utilities Composite                         20.99%        9.20%         8.24%

*  Since inception of the Portfolio's Class B shares on 7/22/02.


ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/96 - 12/31/06


ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO CLASS A: $26,782
S&P 500 GICS UTILITIES COMPOSITE: $22,074

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           AllianceBernstein
                             Utility Income               S&P 500 GICS
                            Portfolio Class A         Utilities Composite
-------------------------------------------------------------------------------
       12/31/96                 $ 10,000                    $ 10,000
       12/31/97                 $ 12,571                    $ 12,465
       12/31/98                 $ 15,577                    $ 14,315
       12/31/99                 $ 18,599                    $ 13,000
       12/31/00                 $ 20,728                    $ 20,435
       12/31/01                 $ 16,064                    $ 14,215
       12/31/02                 $ 12,511                    $  9,951
       12/31/03                 $ 14,998                    $ 12,564
       12/31/04                 $ 18,647                    $ 15,615
       12/31/05                 $ 21,640                    $ 18,244
       12/31/06                 $ 26,782                    $ 22,074

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Utility Income Portfolio Class A shares (from 12/31/96 to 12/31/06) as compared to the performance of the Portfolio's benchmark, the S&P 500 GICS Utilities Composite. The chart assumes the reinvestment of dividends and capital gain distributions.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


UTILITY INCOME PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     BEGINNING             ENDING
                                   ACCOUNT VALUE       ACCOUNT VALUE        EXPENSES PAID       ANNUALIZED
UTILITY INCOME PORTFOLIO            JULY 1, 2006     DECEMBER 31, 2006      DURING PERIOD*    EXPENSE RATIO*
--------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                 $1,000            $1,174.39              $5.10              0.93%
Hypothetical (5% return before
  expenses)                            $1,000            $1,020.52              $4.74              0.93%

CLASS B
Actual                                 $1,000            $1,172.67              $6.46              1.18%
Hypothetical (5% return before
  expenses)                            $1,000            $1,019.26              $6.01              1.18%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4


UTILITY INCOME PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Entergy Corp. (Common & Preferred)              $   3,756,280           4.7%
Duke Energy Corp.                                   2,771,308           3.5
Allegheny Energy, Inc.                              2,323,046           2.9
FPL Group, Inc.                                     2,269,314           2.9
America Movil SA de C.V. Series L                   2,259,191           2.8
Onoek, Inc.                                         2,224,992           2.8
AT&T, Inc.                                          2,098,525           2.7
PG&E Corp.                                          1,978,394           2.5
Equitable Resources, Inc.                           1,946,725           2.5
PPL Corp.                                           1,917,440           2.4
                                                -------------         ------
                                                $  23,545,215          29.7%


SECTOR DIVERSIFICATION
DECEMBER 31, 2006
_______________________________________________________________________________

                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Utilities                                       $  59,669,599          75.2%
Energy                                              8,692,768          11.0
Consumer Services                                   5,388,319           6.8
Basic Industry                                      1,462,159           1.8
Capital Goods                                         743,015           0.9
                                                -------------         ------
Total Investments*                                 75,955,860          95.7
Cash and receivables, net of liabilities            3,430,368           4.3
                                                -------------         ------
Net Assets                                      $  79,386,228         100.0%


*  Excludes short-term investments.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


5


UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------

COMMON STOCKS-88.8%

UTILITIES-69.6%
ELECTRIC & GAS UTILITY-62.3%
The AES Corp. (a)                                      60,600     $   1,335,624
AES Tiete SA                                       46,593,600         1,352,120
AGL Resources, Inc.                                    32,800         1,276,248
Allegheny Energy, Inc. (a)                             50,600         2,323,046
American Electric Power Co., Inc.                      24,583         1,046,744
Centerpoint Energy, Inc.                               92,300         1,530,334
Cia Energetica de Minas Gerais (ADR)                   16,300           785,660
CLP Holdings Ltd.                                     119,000           878,384
Consolidated Edison, Inc.                              21,400         1,028,698
CPFL Energia, SA (ADR)                                  9,400           385,212
Dominion Resources, Inc.                               13,800         1,156,992
DPL, Inc.                                              21,100           586,158
DTE Energy Co.                                          3,200           154,912
Duke Energy Corp.                                      83,448         2,771,308
Edison International                                   18,400           836,832
Enel SpA (ADR)                                         11,050           570,180
Entergy Corp.                                          26,900         2,483,408
Equitable Resources, Inc.                              46,700         1,949,725
Exelon Corp.                                           25,600         1,584,384
FirstEnergy Corp.                                      29,300         1,766,790
Fortum Oyj                                             28,000           795,211
FPL Group, Inc.                                        41,700         2,269,314
Hong Kong & China Gas Co.                             425,000           955,600
International Power PLC (ADR)                           5,290           401,035
ITC Holdings Corp.                                     46,100         1,839,390
KeySpan Corp.                                          16,000           658,880
National Grid PLC (ADR)                                 6,220           451,696
New Jersey Resources Corp.                             19,400           942,452
Northeast Utilities                                    22,400           630,784
NRG Energy, Inc. (a)                                    7,600           425,676
NSTAR                                                  45,100         1,549,636
PG&E Corp.                                             41,800         1,978,394
Piedmont Natural Gas Co.                               10,200           272,850
PPL Corp.                                              53,500         1,917,440
Public Service Enterprise Group, Inc.                  22,400         1,486,912
Questar Corp.                                           9,000           747,450
Scottish & Southern Energy PLC                         42,584         1,293,213
Sempra Energy                                          29,374         1,646,119
The Southern Co.                                       27,200         1,002,592
TXU Corp.                                               9,468           513,260
Xcel Energy, Inc.                                      80,600         1,858,636
                                                                  -------------
                                                                     49,439,299
TELEPHONE UTILITY-7.3%
AT&T, Inc.                                             58,700         2,098,525
BellSouth Corp.                                        27,400         1,290,814
Chunghwa Telecom Co., Ltd. (ADR)                       34,100           672,793
Verizon Communications, Inc.                           14,300           532,532
Windstream Corp.                                       83,400         1,185,948
                                                                  -------------
                                                                      5,780,612
                                                                  -------------
                                                                     55,219,911
ENERGY-9.7%
MISCELLANEOUS-1.0%
Peabody Energy Corp.                                   18,700           755,667

OIL SERVICE-1.2%
BJ Services Co.                                         9,400           275,608
GlobalSantaFe Corp.                                    12,000           705,360
                                                                  -------------
                                                                        980,968
PIPELINES-7.5%
Kinder Morgan, Inc.                                    11,970         1,265,828
Oneok, Inc.                                            51,600         2,224,992
TransCanada Corp.                                      23,175           809,966
Williams Cos, Inc.                                     62,500         1,632,500
                                                                  -------------
                                                                      5,933,286
                                                                  -------------
                                                                      7,669,921
CONSUMER SERVICES-6.8%
BROADCASTING & CABLE-1.4%
Grupo Televisa, SA (ADR)                               40,000         1,080,400

CELLULAR COMMUNICATIONS-5.4%
America Movil SA de CV Series L (ADR)                  49,960         2,259,191
China Mobile Hk Ltd. (ADR)                             23,580         1,019,128
Orascom Telecom Holding SAE (GDR) (b)                  15,600         1,029,600
                                                                  -------------
                                                                      4,307,919
                                                                  -------------
                                                                      5,388,319
BASIC INDUSTRY-1.8%
MINING & METALS-1.3%
China Shenhua Energy Co., Ltd.-Class H                439,500         1,056,576

MISCELLANEOUS-0.5%
RWE AG                                                  3,700           405,583
                                                                  -------------
                                                                      1,462,159


6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
CAPITAL GOODS-0.9%
ENGINEERING & CONSTRUCTION-0.9%
Fluor Corp.                                             9,100     $     743,015

Total Common Stocks
  (cost $50,471,851)                                                 70,483,325

CONVERTIBLE - PREFERRED STOCKS-4.5%
ELECTRIC & GAS UTILITY-4.5%
Entergy Corp.
  7.625%                                               21,400         1,272,872
Great Plains Energy, Inc.
  8.00%                                                28,000           702,800
PNM Resources, Inc.
  6.75%                                                30,400         1,606,336

Total Convertible - Preferred Stocks
  (cost $3,308,584)                                                   3,582,008

INVESTMENT COMPANIES-1.3%
MUTUAL FUNDS-1.3%
Tortoise Energy Capital Corp.
  (cost $825,165)                                      37,100         1,022,847

NON-CONVERTIBLE - PREFERRED STOCKS-1.1%
PUBLIC UTILITIES - ELECTRIC & GAS-1.1%
Georgia Power Co.
  6.00%
  (cost $861,200)                                      34,000           867,680

SHORT-TERM INVESTMENT-3.8%
TIME DEPOSIT-3.8%
The Bank of New York
  4.25%, 1/02/07
  (cost $3,064,000)                                  $  3,064         3,064,000

TOTAL INVESTMENTS-99.5%
  (cost $58,530,800)                                                 79,019,860
Other assets less liabilities-0.5%                                      366,368

NET ASSETS-100.0%                                                 $  79,386,228


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the market value of this security amounted to $1,029,600 or 1.3% of net assets applicable to common shareholders.

Glossary:

ADR - American Depositary Receipt

GDR - Global Depositary Reciept

See Notes to Financial Statements.


7


UTILITY INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $58,530,800)          $  79,019,860
  Receivable for investment securities sold                             401,373
  Dividends and interest receivable                                     125,153
  Receivable for capital stock sold                                     100,002
  Total assets                                                       79,646,388

LIABILITIES
  Due to custodian                                                          232
  Payable for capital stock redeemed                                    147,140
  Advisory fee payable                                                   37,055
  Custodian fee payable                                                  31,883
  Administrative fee payable                                             21,750
  Printing fee payable                                                   15,522
  Distribution fee payable                                                2,937
  Transfer Agent fee payable                                                 65
  Accrued Expenses                                                        3,576
  Total liabilities                                                     260,160

NET ASSETS                                                        $  79,386,228

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $       3,197
  Additional paid-in capital                                         57,239,581
  Undistributed net investment income                                 1,833,497
  Accumulated net realized loss on investment and foreign
    currency transactions                                              (179,110)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      20,489,063
                                                                  $  79,386,228


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                         SHARES          NET ASSET
CLASS               NET ASSETS        OUTSTANDING          VALUE
-------------------------------------------------------------------------
A                  $65,489,648         2,635,252           $24.85
B                  $13,896,580           562,175           $24.72


See Notes to Financial Statements.


8


UTILITY INCOME PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $39,163)             $  2,461,372
  Interest                                                              100,029
  Total investment income                                             2,561,401

EXPENSES
  Advisory fee                                                          388,916
  Distribution fee--Class B                                              29,195
  Transfer agency--Class A                                                2,926
  Transfer agency--Class B                                                  590
  Custodian                                                             119,341
  Administrative                                                         86,750
  Audit                                                                  37,500
  Printing                                                               24,627
  Legal                                                                   7,633
  Directors' fees                                                         1,400
  Miscellaneous                                                           1,972
  Total expenses                                                        700,850
  Net investment income                                               1,860,551

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                           7,761,162
    Foreign currency transactions                                       (20,728)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                       5,644,576
    Foreign currency denominated assets and liabilities                     134
  Net gain on investment and foreign currency transactions           13,385,144

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 15,245,695


See Notes to Financial Statements.


9


UTILITY INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                 DECEMBER 31,     DECEMBER 31,
                                                     2006             2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $    1,860,551   $    1,739,558
  Net realized gain on investment and
    foreign currency transactions                    7,740,434        6,753,048
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign currency
    denominated assets and liabilities               5,644,710          702,873
  Net increase in net assets from operations        15,245,695        9,195,479

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                         (1,462,511)      (1,190,148)
    Class B                                           (265,556)        (138,039)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                           (2,365,169)       1,458,437
  Total increase                                    11,152,459        9,325,729

NET ASSETS
  Beginning of period                               68,233,769       58,908,040
  End of period (including undistributed
    net investment income of $1,833,497
    and $1,721,741, respectively)               $   79,386,228   $   68,233,769


See Notes to Financial Statements.


10


UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Utility Income Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is current income and long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


11


UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.

Brokerage commissions paid on investment transactions for the year ended December 31, 2006 amounted to $76,598, of which $5,901 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                   PURCHASES         SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $   33,169,567   $   37,560,836
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                             $   58,766,157
Gross unrealized appreciation                                    $   20,354,737
Gross unrealized depreciation                                          (101,034)
Net unrealized appreciation                                      $   20,253,703

1. FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


13


UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                SHARES                       AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              658,467       912,042   $  14,693,371   $  17,909,287
Shares issued
  in reinvestment
  of dividends            70,483        62,246       1,462,511       1,190,148
Shares redeemed         (926,754)   (1,024,664)    (20,387,388)    (20,038,375)
Net decrease            (197,804)      (50,376)  $  (4,231,506)  $    (938,940)

CLASS B
Shares sold              273,184       329,410   $   5,950,203   $   6,459,035
Shares issued
  in reinvestment
  of dividends            12,847         7,239         265,556         138,039
Shares redeemed         (199,217)     (221,266)     (4,349,422)     (4,199,697)
Net Increase              86,814       115,383   $   1,866,337   $   2,397,377


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $    1,728,067   $    1,328,187
Total taxable distributions                      1,728,067        1,328,187
Total distributions paid                    $    1,728,067   $    1,328,187

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $    1,845,050
Undistributed long-term capital gains                                56,246
Accumulated capital and other losses                                (11,553)(a)
Unrealized appreciation/(depreciation)                           20,253,707(b)
Total accumulated earnings/(deficit)                         $   22,143,450

(a) During the current fiscal year, the Portfolio utilized capital loss carryforwards of $7,658,594. For the year ended December 31, 2006, the Portfolio deferred to January 1, 2007, post-October foreign currency losses of $11,553.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein


15


UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim.


17


UTILITY INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


18


UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $20.64       $18.17       $14.95       $12.86       $16.82

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .59          .53          .43(b)       .35          .36
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  4.20         2.35         3.13         2.18        (4.06)
Net increase (decrease) in net asset
  value from operations                         4.79         2.88         3.56         2.53        (3.70)

LESS: DIVIDENDS
Dividends from net investment income            (.58)        (.41)        (.34)        (.44)        (.26)
Net asset value, end of period                $24.85       $20.64       $18.17       $14.95       $12.86

TOTAL RETURN
Total investment return based on
  net asset value (c)                          23.76%       16.05%       24.33%       19.88%      (22.12)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $65,490      $58,468      $52,391      $43,323      $40,140
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .95%(d)      .97%        1.08%        1.48%        1.22%
  Expenses, before waivers and
    reimbursements                               .95%(d)      .97%        1.21%        1.48%        1.22%
  Net investment income                         2.67%(d)     2.72%        2.69%(b)     2.60%        2.60%
Portfolio turnover rate                           48%          52%          48%          76%          90%


See footnote summary on page 20.


19


UTILITY INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS B
                                            ---------------------------------------------------------------
                                                                                              JULY 22, 2002(e)
                                                           YEAR ENDED DECEMBER 31,                   TO
                                            --------------------------------------------------   DECEMBER 31,
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $20.54       $18.10       $14.92       $12.86       $11.40

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .53          .48          .38(b)       .28          .07
Net realized and unrealized gain on
  investment and foreign currency
  transactions                                  4.19         2.34         3.13         2.21         1.39
Net increase in net asset value
  from operations                               4.72         2.82         3.51         2.49         1.46

LESS: DIVIDENDS
Dividends from net investment income            (.54)        (.38)        (.33)        (.43)          -0-
Net asset value, end of period                $24.72       $20.54       $18.10       $14.92       $12.86

TOTAL RETURN
Total investment return based on net
  asset value (c)                              23.49%       15.76%       24.01%       19.64%       12.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $13,896       $9,766       $6,517       $2,802          $39
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.20%(d)     1.22%        1.30%        1.73%        1.45%(f)
  Expenses, before waivers and
    reimbursements                              1.20%(d)     1.22%        1.43%        1.73%        1.45%(f)
  Net investment income                         2.41%(d)     2.45%        2.41%(b)     2.07%        1.92%(f)
Portfolio turnover rate                           48%          52%          48%          76%          90%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.

(e)  Commencement of distribution.

(f)  Annualized.


20


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Utility Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Utility Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 12, 2007


TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2006 qualifies for the corporate dividends received deduction.


21


UTILITY INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President and Chief Executive Officer
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
NANCY P. JACKLIN(1)
MARSHALL C. TURNER JR.(1)
EARL D. WEINER(1)

OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer PAUL C. RISSMAN, Vice President
ANNIE TSAO(2), Vice President
EMILIE D. WRAPP, Secretary
JOSEPH J. MANTINEO, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller

CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENTS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolio's portfolio are made by Ms. Annie Tsao, Senior Vice President of the Adviser and Research Analyst.


22


UTILITY INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                    PORTFOLIOS
                                                                                     IN FUND           OTHER
   NAME, ADDRESS*,                           PRINCIPAL                                COMPLEX       DIRECTORSHIP
        AGE                                OCCUPATION(S)                            OVERSEEN BY       HELD BY
  (YEAR ELECTED**)                      DURING PAST 5 YEARS                          DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                Executive Vice President of AllianceBernstein           108      SCB Partners, Inc.
1345 Avenue of the Americas     L.P. (the "Adviser") since 2001 and                                 and SCB, Inc.
New York, NY 10105              Executive Managing Director of
49                              AllianceBernstein Investments, Inc. ("ABI")
(2005)                          since 2003; prior thereto, he was head of
                                AllianceBernstein Institutional Investments,
                                a unit of the Adviser from 2001-2003.
                                Prior thereto, Chief Executive Officer of
                                Sanford C. Bernstein & Co., LLC (institutional
                                research and brokerage arm of Bernstein &
                                Co. LLC) ("SCB & Co.") and its predecessor
                                since prior to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ***   Investment Adviser and an Independent                   110             None
Chairman of the Board           Consultant. He was formerly Senior Manager
74                              of Barrett Associates, Inc., a registered
(1990)                          investment adviser, with which he had been
                                associated since prior to 2002. He was formerly
                                Deputy Comptroller and Chief Investment
                                Officer of the State of New York and, prior
                                thereto, Chief Investment Officer of the
                                New York Bank for Savings.

David H. Dievler, #             Independent Consultant. Until December 1994,            109             None
77                              he was Senior Vice President of
(1990)                          AllianceBernstein Corporation ("AB Corp.")
                                (formerly, Alliance Capital Management
                                Corporation) responsible for mutual fund
                                administration. Prior to joining AB Corp. in
                                1984, he was Chief Financial Officer of
                                Eberstadt Asset Management since 1968. Prior
                                to that, he was a Senior Manager at Price
                                Waterhouse & Co. Member of American
                                Institute of Certified Public Accountants since
                                1953.

John H. Dobkin, #               Consultant. Formerly, President of Save Venice,         108             None
65                              Inc. (preservation organization) from 2001-2002,
(1992)                          Senior Advisor from June 1999-June 2000
                                and President of Historic Hudson Valley (historic
                                preservation) from December 1989-May 1999.
                                Previously, Director of the National Academy
                                of Design and during 1988-1992, Director and
                                Chairman of the Audit Committee of AB Corp.
                                (formerly, Alliance Capital Management
                                Corporation).


23


UTILITY INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                 PORTFOLIOS
                                                                                  IN FUND           OTHER
   NAME, ADDRESS*,                           PRINCIPAL                             COMPLEX       DIRECTORSHIP
        AGE                                OCCUPATION(S)                         OVERSEEN BY       HELD BY
  (YEAR ELECTED**)                      DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #         Consultant since January 2004. Formerly                108       Asia Pacific Fund,
63                           managing partner of Lexington Capital, LLC                      Inc. and The Merger
(2005)                       (investment advisory firm) from December                                Fund
                             1997 until December 2003. Prior thereto,
                             Chairman and CEO of Prudential Mutual
                             Fund Management from 1987 to 1993.

D. James Guzy, #             Chairman of the Board of PLX Technology                108       Intel Corporation
70                           (semi-conductors) and of SRC Computers Inc.,                   (semi-conductors) and
(2005)                       with which he has been associated since prior                       Cirrus Logic
                             to 2002. He is also President of the Arbor                       Corporation (semi-
                             Company (private family investments).                                conductors)

Nancy P. Jacklin, #          Formerly, U.S. Executive Director of the               108              None
58                           International Monetary Fund (December
(2006)                       2002-May 2006); Partner, Clifford Chance
                             (1992-2002); Senior Counsel, International
                             Banking and Finance, and Associate General
                             Counsel, Citicorp (1985-1992); Assistant
                             General Counsel (International), Federal
                             Reserve Board of Governors (1982-1985);
                             and Attorney Advisor, U.S. Department of
                             the Treasury (1973-1982). Member of the
                             Bar of the District of Columbia and of New
                             York; and member of the Council on
                             Foreign Relations.

Marshall C. Turner, Jr., #   Principal of Turner Venture Associates                 108        The George Lucas
65                           (venture capital and consulting), since prior                        Educational
(2005)                       to 2002. From 2003 until May 31, 2006, he                          Foundation and
                             was CEO of Toppan Photomasks, Inc.,                             National Datacast, Inc.
                             Austin, Texas (semi-conductor manufacturing
                             services).

Earl D. Weiner, #            Of Counsel, and Partner from 1976-2006,                107              None
67                           of the law firm Sullivan & Cromwell LLP,
(2007)                       specializing in investment management,
                             corporate and securities law; member of Task
                             Force on Fund Director's Guidebook, Federal
                             Regulation of Securities Committee.


* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***  Member of the Fair Value Pricing Committee.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


24


UTILITY INCOME PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*,           PRINCIPAL POSITION(S)                     PRINCIPAL OCCUPATION
       AGE                     HELD WITH FUND                          DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer               President and Chief         See biography above.
49                          Executive Officer

Philip L. Kirstein          Senior Vice President       Senior Vice President and Independent Compliance
61                          and Independent             Officer of the AllianceBernstein Funds, with which he
                            Compliance Officer          has been associated since October 2004. Prior thereto,
                                                        he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                        from October 2003 to October 2004, and General
                                                        Counsel of Merrill Lynch Investment Managers, L.P.
                                                        since prior to 2002 until March 2003.

Paul C. Rissman             Vice President              Executive Vice President of the Adviser**, with which
50                                                      he has been associated since prior to 2002.

Annie Tsao                  Vice President              Senior Vice President of the Adviser**, with which she
54                                                      has been associated since prior to 2002.

Emilie D. Wrapp             Secretary                   Senior Vice President, Assistant General Counsel and
51                                                      Assistant Secretary of ABI**, with which she has been
                                                        associated since prior to 2002.

Joseph J. Mantineo          Treasurer and Chief         Senior Vice President of AllianceBernstein Investor
47                          Financial Officer           Services, Inc. ("ABIS")**, with which he has been
                                                        associated since prior to 2002.

Thomas R. Manley            Controller                  Vice President of the Adviser**, with which he has been
55                                                      associated since prior to 2002.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABIS, ABI and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


25


UTILITY INCOME PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Utility Income Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;


26


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

11. the Adviser's representation that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


27


UTILITY INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 9 to 6 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 15 to 8 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Standard & Poor's 500 GICS Utilities Composite (the "Index") for periods ended April 30, 2006 over the year to


28


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

date, 1-, 3-, 5- and 10-year and since inception periods (May 1994 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 4th quintile in the 1-year period, 3rd quintile in the 3- and 10-year periods, and in the 5-year period the Portfolio was in the 5th quintile in the Performance Group comparison and 4th quintile in the Performance Universe comparison. The comparative information showed that the Portfolio outperformed the Index in all periods reviewed except in the 3-year period when it underperformed the Index. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity securities). They had previously received an oral presentation from the Adviser that supplemented such information.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 12 basis points and that as a result the Adviser's total compensation from the Portfolio pursuant to the Advisory Agreement was only slightly lower than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was materially higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio's relatively modest size (less than $70 million as of April 30, 2006) caused the administrative expense reimbursement, which does not vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable.


29


UTILITY INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


30


UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein Utility Income Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolio grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                      ADVISORY FEE             NET ASSETS
                 BASED ON % OF AVERAGE          06/30/06
CATEGORY            DAILY NET ASSETS             ($MIL)         PORTFOLIO
-------------------------------------------------------------------------------
Value          55 bp on 1st $2.5 billion         $65.1        Utility Income
               45 bp on next $2.5 billion                       Portfolio
               40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                      AS A % OF AVERAGE
PORTFOLIO                             AMOUNT           DAILY NET ASSETS
-------------------------------------------------------------------------------
Utility Income Portfolio             $75,250                0.12%


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)  Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


31


UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Set forth below are the Portfolio's total expense ratios for the most recently completed fiscal year:

PORTFOLIO                        TOTAL EXPENSE RATIO           FISCAL YEAR
-------------------------------------------------------------------------------
Utility Income Portfolio           Class A   0.97%             December 31
                                   Class B   1.22%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio the Adviser represented that there are no institutional products which have a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Utility Income Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Utility Income Fund, Inc.:

                                                            ADVISORY FEE
                              ALLIANCEBERNSTEIN         BASED ON % OF AVERAGE
PORTFOLIO                        MUTUAL FUND              DAILY NET ASSETS
-------------------------------------------------------------------------------
Utility Income Portfolio    Utility Income Fund,     55 bp on 1st $2.5 billion
                                     Inc.            45 bp on next $2.5 billion
                                                     40 bp on the balance

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(4)

                                  EFFECTIVE         LIPPER
                                  MANAGEMENT        GROUP
PORTFOLIO                           FEE(5)          MEDIAN          RANK
-------------------------------------------------------------------------------
Utility Income Portfolio            0.550           0.700           1/9

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(6) and Lipper Expense Universe.(7) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                            EXPENSE     LIPPER    LIPPER     LIPPER     LIPPER
                             RATIO      GROUP      GROUP    UNIVERSE   UNIVERSE
PORTFOLIO                    (%)(8)    MEDIAN(%)   RANK     MEDIAN(%)    RANK
-------------------------------------------------------------------------------
Utility Income Portfolio     0.973      0.849       7/9      0.836      12/14

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These



(4) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(5) The effective management fee rate for the Portfolio does not reflect expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(6) Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8)  Most recently completed fiscal year Class A share total expense ratio.


33


UTILITY INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. ("ABI"), the Portfolio's distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

PORTFOLIO                                              12B-1 FEES RECEIVED
-------------------------------------------------------------------------------
Utility Income Portfolio                                     $19,479

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

PORTFOLIO                                             ADVISER PAYMENT TO ABI
-------------------------------------------------------------------------------
Utility Income Portfolio                                     $25,547

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(9)

The Portfolio effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolio's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Portfolio is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.


(9) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1, 3, 5, 10 year performance rankings of the Portfolio(10) relative to its Lipper Performance Group(11) and Lipper Performance Universe(12) for the periods ended April 30, 2006:

UTILITY INCOME PORTFOLIO               GROUP            UNIVERSE
----------------------------------------------------------------------
1 year                                  7/9               11/15
3 year                                  5/9                6/13
5 year                                  6/7                7/11
10 year                                 3/6                 4/8

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)(13) versus its benchmarks:(14)

                                        PERIODS ENDING APRIL 30, 2006
                                           ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                                        SINCE
PORTFOLIO                  1 YEAR     3 YEAR     5 YEAR    10 YEAR    INCEPTION
-------------------------------------------------------------------------------
UTILITY INCOME PORTFOLIO   16.72      22.98       2.59       9.21       9.15
S&P 500 GICS Utility
  Composite                 9.55      23.22      -1.03       6.87       8.44

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


(10)  The performance rankings are for the Class A shares of the Portfolio.

(11)  The Lipper Performance Group is identical to the Lipper Expense Group.

(12) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(13)  The performance returns shown are for the Class A shares of the Portfolio.

(14) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


35



                      (This page left intentionally blank.)




                      (This page left intentionally blank.)





-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2006


> ALLIANCEBERNSTEIN VALUE PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 13, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Value Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations, that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Russell 1000 Value Index, and the broad market, as represented by the S&P 500 Stock Index, for the one- and five-year periods ended December 31, 2006, and since the Portfolio's Class A shares inception on July 22, 2002 and the Portfolio's Class B shares inception on May 1, 2001.

For the annual reporting period ended December 31, 2006, the Portfolio underperformed its benchmark, the Russell 1000 Value Index. An overweight in technology and an underweight in utilities detracted from the Portfolio's performance. In addition, positions within the industrial resources, consumer staples and capital equipment sectors detracted from the Portfolio's return. Contributing positively to the Portfolio's performance during the period was security selection within the energy, utilities and consumer growth sectors. The Portfolio's overweight position in the consumer staples and financial sectors also bolstered performance. The Portfolio outperformed the broader equity market, as represented by the S&P 500 Stock Index during the annual reporting period.

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. equities extended their rally in 2006 amid a supportive economic outlook, strong corporate earnings and booming mergers and acquisitions activity. The equity market, as represented by the S&P 500 Stock Index, finished 15.78% ahead for the year, with gains broadly based across sectors. The best performing sectors were utilities, energy and industrial resources, while housing-related were the biggest laggards. Consumer-cyclical stocks also trailed the market and were weighed down by worries about consumer spending during a drop in home values and consistently high energy prices. Because energy and industrial-resource stocks make up a bigger portion of the Russell 1000 Value Index than they do the broader equity market, the Russell 1000 Value Index easily beat the S&P 500 Stock Index during the period under review, rising 22.25% for the year. This marked the seventh consecutive year of value outperformance.

A central tenet of the Portfolio's U.S. Value Investment Policy Group's (the "Group's") investment process is to keep the Portfolio's holdings risk-proportionate with the value opportunity that the Group identifies. Within the U.S. equity market, valuation differences between attractively priced and expensive stocks are unusually compressed, and the value opportunity remains below average. Consequently, the Portfolio's overweight and underweight sector positions relative to the Russell 1000 Value Index are smaller than usual. As a result, the amount of risk relative to the benchmark and the broader equity market remains low. As always, the Group continues to tap the resources of its extensive research effort to uncover the value opportunities that do exist.


1


VALUE PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR 800.984.7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE PORTFOLIO'S QUOTED PERFORMANCE WOULD BE LOWER. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

NEITHER THE UNMANAGED RUSSELL 1000 VALUE INDEX NOR THE UNMANAGED STANDARD & POOR'S (S&P) 500 STOCK INDEX REFLECTS FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is composed of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A WORD ABOUT RISK

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Portfolio can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other factors affecting that country may have a more significant effect on the Portfolio's net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                          RETURNS
THE PORTFOLIO VS. ITS BENCHMARK            ------------------------------------
PERIODS ENDED DECEMBER 31, 2006             1 YEAR   5 YEARS   SINCE INCEPTION*
-------------------------------------------------------------------------------
AllianceBernstein Value Portfolio Class A   21.32%      n/a         17.43%
AllianceBernstein Value Portfolio Class B   21.03%    10.11%         9.00%
Russell 1000 Value Index                    22.25%    10.86%        18.76%
S&P 500 Stock Index                         15.78%     6.19%        15.22%

* Since inception of the Portfolio's Class A shares on 7/22/02 and Class B shares on 5/1/01. Since inception returns for the Russell 1000 Value Index and the S&P 500 Stock Index are from the Class A shares inception date.


ALLIANCEBERNSTEIN VALUE PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
7/22/02*-12/31/06

ALLIANCEBERNSTEIN VALUE PORTFOLIO CLASS A: $20,425
RUSSELL 1000 VALUE INDEX: $21,456


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                         AllianceBernstein Value          Russell 1000
                            Portfolio Class A              Value Index
-------------------------------------------------------------------------------
        7/22/02                 $ 10,000                    $ 10,000
       12/31/02                 $ 10,950                    $ 10,823
       12/31/03                 $ 14,119                    $ 14,074
       12/31/04                 $ 15,922                    $ 16,395
       12/31/05                 $ 16,836                    $ 17,552
       12/31/06                 $ 20,425                    $ 21,456

*  Since inception of the Portfolio's Class A shares on 7/22/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Portfolio Class A shares (from 7/22/02* to 12/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


VALUE PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                   BEGINNING             ENDING
                                 ACCOUNT VALUE       ACCOUNT VALUE      EXPENSES PAID      ANNUALIZED
VALUE PORTFOLIO                   JULY 1, 2006     DECEMBER 31, 2006    DURING PERIOD*   EXPENSE RATIO*
---------------------------------------------------------------------------------------------------------
CLASS A
Actual                                $1,000           $1,152.02             $3.63            0.67%
Hypothetical (5% return before
  expenses)                           $1,000           $1,021.83             $3.41            0.67%

CLASS B
Actual                                $1,000           $1,150.88             $4.93            0.91%
Hypothetical (5% return before
  expenses)                           $1,000           $1,020.62             $4.63            0.91%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


VALUE PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Exxon Mobil Corp.                               $  17,517,618           5.6%
Citigroup, Inc.                                    13,351,290           4.3
General Electric Co.                                9,793,672           3.2
Bank of America Corp.                               9,508,759           3.1
Pfizer, Inc.                                        9,448,320           3.1
JPMorgan Chase & Co.                                8,853,390           2.9
Chevron Corp.                                       8,463,303           2.7
American International Group, Inc.                  7,538,632           2.4
AT&T, Inc.                                          6,567,275           2.1
Procter & Gamble Co.                                6,247,044           2.0
                                                -------------         ------
                                                $  97,289,303          31.4%

SECTOR DIVERSIFICATION
DECEMBER 31, 2006
_______________________________________________________________________________

                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Financial                                       $ 104,992,406          33.9%
Energy                                             38,254,835          12.3
Consumer Staples                                   33,042,653          10.7
Consumer Growth                                    28,402,809           9.2
Utilities                                          28,245,563           9.1
Capital Equipment                                  20,350,460           6.6
Consumer Cyclicals                                 18,392,780           5.9
Technology                                         15,530,195           5.0
Industrial Resources                               12,331,326           4.0
Services                                            3,047,414           1.0
                                                -------------         ------
Total Investments*                                302,590,441          97.7
Cash and receivables, net of liabilities            7,088,175           2.3
                                                -------------         ------
Net Assets                                      $ 309,678,616         100.0%


*  Excludes short-term investments.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


5


VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------

COMMON STOCKS-97.7%

FINANCIAL-33.9%
BANKS - NYC-7.6%
CIT Group, Inc.                                        22,000     $   1,226,940
Citigroup, Inc.                                       239,700        13,351,290
JPMorgan Chase & Co.                                  183,300         8,853,390
                                                                  -------------
                                                                     23,431,620
FINANCE - PERSONAL LOANS-0.9%
Countrywide Financial Corp.                            61,700         2,619,165

LIFE INSURANCE-2.5%
Genworth Financial, Inc. - Class A                     64,800         2,216,808
MetLife, Inc.                                          46,000         2,714,460
Prudential Financial, Inc.                             13,000         1,116,180
Torchmark Corp.                                        12,700           809,752
UnumProvident Corp.                                    44,100           916,398
                                                                  -------------
                                                                      7,773,598
MAJOR REGIONAL BANKS-8.6%
Bank of America Corp.                                 178,100         9,508,759
BB&T Corp.                                             13,500           593,055
Comerica, Inc.                                         21,600         1,267,488
Huntington Bancshares, Inc.                            54,600         1,296,750
Keycorp                                                37,200         1,414,716
Mellon Financial Corp.                                 31,300         1,319,295
National City Corp.                                    67,300         2,460,488
Regions Financial Corp.                                11,500           430,100
SunTrust Banks, Inc.                                   17,600         1,486,320
U.S. Bancorp                                           73,200         2,649,108
Wachovia Corp.                                         46,100         2,625,395
Wells Fargo & Co.                                      48,000         1,706,880
                                                                  -------------
                                                                     26,758,354
MISCELLANEOUS FINANCIAL-4.1%
Goldman Sachs Group, Inc.                               3,600           717,660
Janus Capital Group, Inc.                              53,000         1,144,270
Lehman Brothers Holdings, Inc.                          4,400           343,728
MBIA, Inc.                                             28,400         2,074,904
Merrill Lynch & Co., Inc.                              49,000         4,561,900
MGIC Investment Corp.                                  27,400         1,713,596
Morgan Stanley                                         20,400         1,661,172
Waddell & Reed Financial, Inc. - Class A               20,600           563,616
                                                                  -------------
                                                                     12,780,846
MULTI-LINE INSURANCE-3.6%
American International Group, Inc.                    105,200         7,538,632
Fidelity National Financial, Inc. - Class A            62,700         1,497,276
Hartford Financial Services Group, Inc.                22,900         2,136,799
                                                                  -------------
                                                                     11,172,707
PROPERTY - CASUALTY INSURANCE-3.1%
ACE, Ltd.                                               9,900           599,643
Allstate Corp.                                          7,500           488,325
Chubb Corp.                                            36,000         1,904,760
Old Republic International Corp.                       70,300         1,636,584
PartnerRe, Ltd.                                         4,300           305,429
RenaissanceRe Holdings, Ltd.                           16,300           978,000
The St Paul Travelers Cos, Inc.                        51,133         2,745,331
XL Capital, Ltd. - Class A                             14,900         1,073,098
                                                                  -------------
                                                                      9,731,170
SAVINGS AND LOAN-3.5%
Astoria Financial Corp.                                21,750           655,980
Federal Home Loan Mortgage Corp.                       41,900         2,845,010
Federal National Mortgage Association                  63,500         3,771,265
Washington Mutual, Inc.                                75,900         3,452,691
                                                                  -------------
                                                                     10,724,946
                                                                  -------------
                                                                    104,992,406
ENERGY-12.3%
GAS PIPELINES-0.1%
El Paso Corp.                                          23,000           351,440

OFFSHORE DRILLING-0.4%
ENSCO International, Inc.                               2,100           105,126
GlobalSantaFe Corp.                                    22,100         1,299,038
                                                                  -------------
                                                                      1,404,164
OILS - INTEGRATED DOMESTIC-2.6%
ConocoPhillips                                         45,800         3,295,310
Marathon Oil Corp.                                     32,100         2,969,250
Occidental Petroleum Corp.                              7,000           341,810
Total, SA (ADR)                                        18,700         1,344,904
                                                                  -------------
                                                                      7,951,274


6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
OILS - INTEGRATED INTERNATIONAL-9.2%
BP PLC (ADR)                                           19,900     $   1,335,290
Chevron Corp.                                         115,100         8,463,303
Exxon Mobil Corp.                                     228,600        17,517,618
Royal Dutch Shell PLC (ADR)                            17,400         1,231,746
                                                                  -------------
                                                                     28,547,957
                                                                  -------------
                                                                     38,254,835
CONSUMER STAPLES-10.7%
BEVERAGES - SOFT, LITE & HARD-0.3%
Molson Coors Brewing Co. - Class B                      7,500           573,300
PepsiCo, Inc.                                           7,400           462,870
                                                                  -------------
                                                                      1,036,170
FOODS-3.0%
Bunge, Ltd.                                             9,100           659,841
ConAgra Foods, Inc.                                    53,000         1,431,000
General Mills, Inc.                                    26,200         1,509,120
Kellogg Co.                                            27,800         1,391,668
Kimberly-Clark Corp.                                   29,000         1,970,550
Kraft Foods, Inc. - Class A                            13,800           492,660
Sara Lee Corp.                                         99,400         1,692,782
                                                                  -------------
                                                                      9,147,621
RESTAURANTS-1.2%
McDonald's Corp.                                       80,100         3,550,833

RETAIL STORES - FOOD-1.0%
Kroger Co.                                             59,500         1,372,665
Safeway, Inc.                                          48,800         1,686,528
                                                                  -------------
                                                                      3,059,193
SOAPS-2.8%
Clorox Co.                                             15,000           962,250
Colgate-Palmolive Co.                                  24,500         1,598,380
Procter & Gamble Co.                                   97,200         6,247,044
                                                                  -------------
                                                                      8,807,674
SUGAR REFINERS-0.2%
Archer-Daniels-Midland Co.                             19,805           632,968

TOBACCO-2.2%
Altria Group, Inc.                                     65,700         5,638,374
UST, Inc.                                              20,100         1,169,820
                                                                  -------------
                                                                      6,808,194
                                                                  -------------
                                                                     33,042,653
CONSUMER GROWTH-9.2%
ADVERTISING-0.3%
Interpublic Group of Cos., Inc. (a)                    76,900           941,256

DRUGS-4.8%
Eli Lilly & Co.                                        20,000         1,042,000
Merck & Co. Inc.                                       98,300         4,285,880
Pfizer, Inc.                                          364,800         9,448,320
                                                                  -------------
                                                                     14,776,200
ENTERTAINMENT-2.5%
CBS Corp. - Class B                                    72,875         2,272,243
Time Warner, Inc.                                     172,600         3,759,228
Viacom, Inc. - Class B (a)                             18,300           750,849
Walt Disney Co.                                        27,500           942,425
                                                                  -------------
                                                                      7,724,745
OTHER MEDICAL-0.2%
AmerisourceBergen Corp. - Class A                      16,600           746,336

PUBLISHING - NEWSPAPERS-0.4%
Gannett Co., Inc.                                      18,500         1,118,510

RADIO-TV BROADCASTING-1.0%
Comcast Corp. - Class A (a)                            73,134         3,095,762
                                                                  -------------
                                                                     28,402,809
UTILITIES-9.1%
ELECTRIC COMPANIES-2.1%
Dominion Resources, Inc.                               25,200         2,112,768
Entergy Corp.                                          18,900         1,744,848
Northeast Utilities                                    30,700           864,512
Pinnacle West Capital Corp.                            26,600         1,348,354
TXU Corp.                                               3,676           199,276
Wisconsin Energy Corp.                                  3,000           142,380
                                                                  -------------
                                                                      6,412,138
TELEPHONE-7.0%
American Tower Corp. - Class A (a)                     11,000           410,080
AT&T, Inc.                                            183,700         6,567,275
BellSouth Corp.                                        76,700         3,613,337
Crown Castle International Corp. (a)                   37,370         1,207,051
Embarq Corp. - Class W                                  4,950           260,172
Idearc, Inc. (a)                                        7,870           225,475
Sprint Nextel Corp.                                   178,700         3,375,643
Verizon Communications, Inc.                          165,800         6,174,392
                                                                  -------------
                                                                     21,833,425
                                                                  -------------
                                                                     28,245,563
CAPITAL EQUIPMENT-6.6%
AEROSPACE & DEFENSE-0.5%
Boeing Co.                                             16,300         1,448,092


7


VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
AUTO TRUCKS - PARTS-1.0%
Cummins, Inc.                                          11,900     $   1,406,342
Eaton Corp.                                            24,800         1,863,472
                                                                  -------------
                                                                      3,269,814
DEFENSE-1.0%
Lockheed Martin Corp.                                  14,300         1,316,601
Northrop Grumman Corp.                                 25,000         1,692,500
                                                                  -------------
                                                                      3,009,101
ELECTRICAL EQUIPMENT-3.4%
Cooper Industries, Ltd. - Class A                       7,000           633,010
General Electric Co.                                  263,200         9,793,672
                                                                  -------------
                                                                     10,426,682
MISCELLANEOUS CAPITAL GOODS-0.7%
SPX Corp.                                              18,900         1,155,924
Textron, Inc.                                          11,100         1,040,847
                                                                  -------------
                                                                      2,196,771
                                                                  -------------
                                                                     20,350,460
CONSUMER CYCLICALS-5.9%
AUTOS & AUTO PARTS OEMS-2.0%
Autoliv, Inc.                                          27,900         1,682,370
BorgWarner, Inc.                                       16,200           956,124
DaimlerChrysler AG                                     23,400         1,436,994
Magna International, Inc. - Class A                    14,500         1,167,975
Toyota Motor Corp. (ADR)                                6,700           899,877
                                                                  -------------
                                                                      6,143,340
HOUSEHOLD - APPLIANCES/DURABLES-0.3%
Black & Decker Corp.                                   13,500         1,079,595

MISCELLANEOUS CONSUMER CYCLICALS-0.2%
Newell Rubbermaid, Inc.                                27,800           804,810

RETAILERS-2.2%
Dillard's, Inc. - Class A                              24,700           863,759
Dollar Tree Stores, Inc. (a)                           20,100           605,010
The Gap, Inc.                                          89,200         1,739,400
Limited Brands Inc.                                    39,500         1,143,130
Office Depot, Inc. (a)                                 43,000         1,641,310
Saks, Inc.                                             42,300           753,786
                                                                  -------------
                                                                      6,746,395
TEXTILES/SHOES - APPAREL MANUFACTURING-0.8%
Jones Apparel Group, Inc.                              28,000           936,040
VF Corp.                                               19,100         1,567,728
                                                                  -------------
                                                                      2,503,768
TOYS-0.4%
Mattel, Inc.                                           49,200         1,114,872
                                                                  -------------
                                                                     18,392,780
TECHNOLOGY-5.0%
COMMUNICATION - EQUIPMENT MANUFACTURERS-0.9%
Cisco Systems, Inc. (a)                                35,800           978,414
Nokia OYJ (ADR)                                        63,700         1,294,384
Tellabs, Inc. (a)                                      36,100           370,386
                                                                  -------------
                                                                      2,643,184
COMPUTER SERVICES/SOFTWARE-1.8%
Accenture Ltd. - Class A                               42,200         1,558,446
Ceridian Corp. (a)                                     35,000           979,300
Electronic Data Systems Corp.                          54,400         1,498,720
Microsoft Corp.                                        49,800         1,487,028
                                                                  -------------
                                                                      5,523,494
COMPUTER/INSTRUMENTATION-0.8%
Celestica, Inc. (a)                                     6,300            49,203
Flextronics International, Ltd. (a)                   115,500         1,325,940
Sanmina-SCI Corp. (a)                                 111,000           382,950
Solectron Corp. (a)                                   247,210           796,016
                                                                  -------------
                                                                      2,554,109
COMPUTERS-1.3%
Hewlett-Packard Co.                                    52,800         2,174,832
International Business Machines Corp.                  19,200         1,865,280
                                                                  -------------
                                                                      4,040,112
MISCELLANEOUS INDUSTRIAL TECHNOLOGY-0.2%
Arrow Electronics, Inc. (a)                            11,600           365,980
Tech Data Corp. (a)                                    10,650           403,316
                                                                  -------------
                                                                        769,296
                                                                  -------------
                                                                     15,530,195
INDUSTRIAL RESOURCES-4.0%
CHEMICALS-1.8%
Avery Dennison Corp.                                   20,800         1,412,944
Dow Chemical Co.                                       13,600           543,184
E.I. Du Pont de Nemours & Co.                          21,100         1,027,781
Hercules, Inc. (a)                                     10,300           198,893
Lubrizol Corp.                                         21,600         1,082,808
PPG Industries, Inc.                                   18,600         1,194,306
                                                                  -------------
                                                                      5,459,916


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
CONTAINERS - METAL/GLASS/PAPER-0.9%
Crown Holdings, Inc. (a)                               54,200     $   1,133,864
Owens-Illinois, Inc. (a)                               34,900           643,905
Sonoco Products Co.                                    28,700         1,092,322
                                                                  -------------
                                                                      2,870,091
PAPER-0.8%
Smurfit-Stone Container Corp. (a)                      82,700           873,312
Temple-Inland, Inc.                                    35,700         1,643,271
                                                                  -------------
                                                                      2,516,583
STEEL-0.5%
Mittal Steel Co. NV - Class A                          35,200         1,484,736
                                                                  -------------
                                                                     12,331,326
SERVICES-1.0%
RAILROADS-1.0%
CSX Corp.                                              49,000         1,687,070
Norfolk Southern Corp.                                 27,050         1,360,344
                                                                  -------------
                                                                      3,047,414
Total Common Stocks
  (cost $239,272,725)                                               302,590,441

SHORT-TERM INVESTMENT-4.3%
TIME DEPOSIT-4.3%
The Bank of New York
  4.25%, 1/02/07
  (cost $13,200,000)                                 $ 13,200        13,200,000

TOTAL INVESTMENTS-102.0%
  (cost $252,472,725)                                               315,790,441
Other assets less liabilities-(2.0)%                                 (6,111,825)

NET ASSETS-100.0%                                                 $ 309,678,616


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See Notes to Financial Statements.


9


VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $252,472,725)        $  315,790,441
  Cash                                                                   16,755
  Receivable for capital stock sold                                   1,570,999
  Dividends and interest receivable                                     363,034
  Total assets                                                      317,741,229

LIABILITIES
  Payable for investment securities purchased                         7,656,219
  Advisory fee payable                                                  141,301
  Payable for capital stock redeemed                                    117,743
  Distribution fee payable                                               64,031
  Administrative fee payable                                             21,750
  Transfer Agent fee payable                                                 65
  Accrued expenses                                                       61,504
  Total liabilities                                                   8,062,613

NET ASSETS                                                       $  309,678,616

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $       20,716
  Additional paid-in capital                                        233,368,879
  Undistributed net investment income                                 3,958,472
  Accumulated net realized gain on investment transactions            9,012,833
  Net unrealized appreciation of investments                         63,317,716
                                                                 $  309,678,616


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                         SHARES          NET ASSET
CLASS               NET ASSETS        OUTSTANDING          VALUE
-----------------------------------------------------------------------
A                 $  1,043,677             69,206         $15.08
B                 $308,634,939         20,646,632         $14.95


See Notes to Financial Statements.


10


VALUE PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $15,092)            $   5,917,423
  Interest                                                              358,672
  Total investment income                                             6,276,095

EXPENSES
  Advisory fee                                                        1,339,967
  Distribution fee--Class B                                             607,705
  Transfer agency--Class A                                                    8
  Transfer agency--Class B                                                3,594
  Custodian                                                             123,709
  Administrative                                                         86,750
  Printing                                                               63,397
  Audit                                                                  37,500
  Legal                                                                  15,487
  Directors' fees                                                         1,400
  Miscellaneous                                                           5,308
  Total expenses                                                      2,284,825
  Net investment income                                               3,991,270

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                        9,043,721
  Net change in unrealized appreciation/depreciation of
    investments                                                      35,162,198
  Net gain on investment transactions                                44,205,919

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  48,197,189


See Notes to Financial Statements.


11


VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                     2006             2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $    3,991,270   $    2,258,562
  Net realized gain on investment
    transactions                                     9,043,721        6,469,868
  Net change in unrealized
    appreciation/depreciation of
    investments                                     35,162,198          449,217
  Net increase in net assets from
    operations                                      48,197,189        9,177,647

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM
  Net investment income
    Class A                                             (5,912)            (184)
    Class B                                         (2,258,458)      (1,908,445)
  Net realized gain on investment
    transactions
    Class A                                            (14,248)            (222)
    Class B                                         (6,433,182)      (2,681,802)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      78,319,096       35,488,418
  Total increase                                   117,804,485       40,075,412

NET ASSETS
  Beginning of period                              191,874,131      151,798,719
  End of period (including undistributed
    net investment income of $3,958,472
    and $2,231,572, respectively)               $  309,678,616   $  191,874,131


See Notes to Financial Statements.


12


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Value Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio commenced operations on May 1, 2001. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


13


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2006 there were no such expenses waived by the Adviser.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.

Brokerage commissions paid on investment transactions for the year ended December 31, 2006, amounted to $66,878, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investment Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                   PURCHASES         SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $  115,704,462   $   39,665,335
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $  252,476,961
Gross unrealized appreciation                                    $   65,670,530
Gross unrealized depreciation                                        (2,357,050)
Net unrealized appreciation                                      $   63,313,480

1. FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


15


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                SHARES                       AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold               66,255        26,487   $     941,875   $     333,385
Shares issued
  in reinvestment
  of dividends and
  distributions            1,554            33          20,160             406
Shares redeemed          (21,070)       (4,504)       (300,332)        (57,121)
Net increase              46,739        22,016   $     661,703   $     276,670

CLASS B
Shares sold            7,859,179     5,620,924   $ 107,213,399   $  70,394,206
Shares issued
  in reinvestment
  of dividends and
  distributions          675,341       376,250       8,691,640       4,590,247
Shares redeemed       (2,812,503)   (3,174,997)    (38,247,646)    (39,772,705)
Net increase           5,722,017     2,822,177   $  77,657,393   $  35,211,748


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: DISTRIBUTIONS TOSHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $    2,470,139   $    2,208,016
  Net long-term capital gains                    6,241,661        2,382,637
Total distributions paid                    $    8,711,800   $    4,590,653

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $    4,384,623
Undistributed long-term capital gains                             8,590,918
Unrealized appreciation/(depreciation)                           63,313,480(a)
Total accumulated earnings/(deficit)                         $   76,289,021

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


17


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be


19


VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


20


VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                          --------------------------------------------------------------------
                                                                                                    JULY 22,
                                                           YEAR ENDED DECEMBER 31,                 2002(b) TO
                                          -----------------------------------------------------    DECEMBER 31,
                                                2006         2005       2004(a)        2003           2002
                                          -------------  -----------  -----------  ------------  -------------
Net asset value, beginning of period          $12.94        $12.63       $11.20         $8.76        $8.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)                        .26           .22(d)       .25(d)        .16(d)       .07(d)
Net realized and unrealized gain on
  investment transactions                       2.42           .49         1.18          2.36          .69
Net increase in net asset value from
  operations                                    2.68           .71         1.43          2.52          .76

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.16)         (.18)          -0-         (.08)          -0-
Distributions from net realized gain on
  investment transactions                       (.38)         (.22)          -0-           -0-          -0-
Total dividends and distributions               (.54)         (.40)          -0-         (.08)          -0-
Net asset value, end of period                $15.08        $12.94       $12.63        $11.20        $8.76

TOTAL RETURN
Total investment return based on
  net asset value (e)                          21.32%         5.74%       12.77%        28.94%        9.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                 $1,043,677      $290,673       $5,699          $239         $187
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .69%(f)       .73%         .79%(g)       .99%        1.20%(g)
  Expenses, before waivers and
    reimbursements                               .69%(f)       .74%         .98%(g)      1.06%        2.28%(g)
  Net investment income                         1.89%(f)      1.74%(d)     2.02%(d)(g)   1.51%(d)     4.22%(d)(g)
Portfolio turnover rate                           17%           21%          27%           27%          12%


See footnote summary on page 22.


21


VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.84       $12.54       $11.16        $8.75       $10.07

INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)                        .22          .17(d)       .17(d)       .12(d)       .12(d)
Net realized and unrealized gain (loss)
  on investment transactions                    2.40          .50         1.31         2.36        (1.42)
Net increase (decrease) in net asset
  value from operations                         2.62          .67         1.48         2.48        (1.30)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.13)        (.15)        (.10)        (.07)        (.02)
Distributions from net realized gain on
  investment transactions                       (.38)        (.22)          -0-          -0-          -0-

Total dividends and distributions               (.51)        (.37)        (.10)        (.07)        (.02)
Net asset value, end of period                $14.95       $12.84       $12.54       $11.16        $8.75

TOTAL RETURN
Total investment return based on
  net asset value (e)                          21.03%        5.48%       13.37%       28.46%      (12.95)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $308,635     $191,583     $151,793     $117,561      $68,366
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .94%(f)      .98%         .97%        1.24%        1.21%
  Expenses, before waivers and
    reimbursements                               .94%(f)      .99%        1.15%        1.33%        1.43%
  Net investment income                         1.64%(f)     1.38%(d)     1.45%(d)     1.29%(d)     1.27%(d)
Portfolio turnover rate                           17%          21%          27%          27%          12%


(a) There were no Class A shares outstanding for the period May 11, 2004 through October 3, 2004.

(b)  Commencement of distribution.

(c)  Based on average shares outstanding.

(d)  Net of expenses waived or reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  The ratio includes expenses attributable to costs of proxy solicitation.

(g)  Annualized.


22


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN VALUE PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 12, 2007


TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2006 qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 2006, the Portfolio designates from distributions paid $6,241,661 as capital gain dividends.


23


VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
NANCY P. JACKLIN(1)
MARSHALL C. TURNER, JR.(1)
EARL D. WEINER(1)

OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer MARILYN G. FEDAK(2), Vice President
JOHN MAHEDY(2), Vice President
CHRISTOPHER MARX(2), Vice President
JOHN D. PHILLIPS(2), Vice President
EMILIE D. WRAPP, Secretary
JOSEPH J. MANTINEO, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller

CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENTS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher Marx and Mr. John D. Philips are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


24


VALUE PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                    PORTFOLIOS
                                                                                     IN FUND           OTHER
  NAME, ADDRESS*,                           PRINCIPAL                                 COMPLEX       DIRECTORSHIP
        AGE                               OCCUPATION(S)                             OVERSEEN BY       HELD BY
  (YEAR ELECTED**)                     DURING PAST 5 YEARS                           DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                Executive Vice President of the Adviser                 108         SCB Partners,
1345 Avenue of the Americas     since prior to 2002, and Executive                               Inc. and SCB, Inc.
New York, NY 10105              Managing Director of AllianceBernstein
49                              Investments, Inc. ("ABI") since 2003; prior
(2005)                          thereto, he was head of AllianceBernstein
                                Institutional Investments, a unit of the Adviser,
                                from 2001-2003. Prior thereto, Chief Executive
                                Officer of Sanford C. Bernstein & Co., LLC
                                (institutional research and brokerage arm of
                                Bernstein & Co. LLC) ("SCB & Co.") and its
                                predecessor since prior to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #        Investment adviser and an independent                   110             None
Chairman of the Board           consultant. He was formerly Senior Manager
74                              of Barrett Associates, Inc., a registered
(1990)                          investment adviser, with which he had been
                                associated since prior to 2002. He was formerly
                                Deputy Comptroller and Chief Investment
                                Officer of the State of New York and, prior
                                thereto, Chief Investment Officer of the
                                New York Bank for Savings.

David H. Dievler, #             Independent consultant. Until December                  109             None
77                              1994, he was Senior Vice President of
(1990)                          AllianceBernstein Corporation ("AB Corp")
                                (formerly Alliance Capital Management
                                Corporation ("ACMC")) responsible for mutual
                                fund administration. Prior to joining AB Corp
                                in 1984, he was Chief Financial Officer of
                                Eberstadt Asset Management since 1968. Prior
                                to that, he was a Senior Manager at Price
                                Waterhouse & Co. Member of American
                                Institute of Certified Public Accountants since
                                1953.

John H. Dobkin, #               Consultant. Formerly President of Save Venice,          108             None
65                              Inc. (preservation organization) from 2001-2002,
(1992)                          Senior Advisor from June 1999-June 2000
                                and President of Historic Hudson Valley (historic
                                preservation) from December 1989-May 1999.
                                Previously, Director of the National Academy
                                of Design and during 1988-1992, Director and
                                Chairman of the Audit Committee of AB Corp.
                                (formerly ACMC).


25


VALUE PORTFOLIO
MANAGEMENT OF THE FUND (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                               PORTFOLIOS
                                                                                IN FUND           OTHER
  NAME, ADDRESS*,                           PRINCIPAL                            COMPLEX       DIRECTORSHIP
        AGE                               OCCUPATION(S)                        OVERSEEN BY       HELD BY
  (YEAR ELECTED**)                     DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #         Consultant since January 2004. Formerly              108       Asia Pacific Fund, Inc.,
63                           managing partner of Lexington Capital, LLC                       and The Merger Fund
(2005)                       (investment advisory firm) from December 1997
                             until December 2003. Prior thereto, Chairman
                             and CEO of Prudential Mutual Fund
                             Management from 1987 to 1993.

D. James Guzy, #             Chairman of the Board of PLX Technology              108         Intel Corporation
70                           (semi-conductors) and of SRC Computers Inc.,                   (semi-conductors) and
(2005)                       with which he has been associated since prior to              Cirrus Logic Corporation
                             2002. He is also President of the Arbor Company                  (semi-conductors)
                             (private family investments).

Nancy P. Jacklin, #          Formerly U.S. Executive Director of the              108                None
58                           International Monetary Fund (December 2002
(2006)                       -May 2006); partner, Clifford Chance (1992-
                             2002); Senior Counsel, International Banking
                             and Finance, and Associate General Counsel,
                             Citicorp (1985-1992); Assistant General
                             Counsel (International), Federal Reserve Board
                             of Governors (1982-1985); and Attorney
                             Advisor, U.S. Department of the Treasury (1973
                             -1982). Member of the Bar of the District of
                             Columbia and of New York; member of the
                             Council on Foreign Relations.

Marshall C. Turner, Jr., #   Principal of Turner Venture Associates since         108         The George Lucas
65                           prior to 2002. From 2003 until May 31, 2006,                  Educational Foundation
(2005)                       he was CEO of Toppan Photomasks, Inc.,                             and National
                             Austin, Texas (semi-conductor manufacturing                        Datacast, Inc.
                             services).

Earl D. Weiner, #            Of Counsel, and Partner from 1976 to 2006,           107                None
67                           of the law firm Sullivan & Cromwell LLP,
(2007)                       specializing in investment management,
                             corporate and securities law; Member of Task
                             Force on Fund Director's Guidebook, Federal
                             Regulation of Securities Committee.



* The address for each of the Portfolio's disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


26


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

                              PRINCIPAL
  NAME, ADDRESS*           POSITION(S) HELD                     PRINCIPAL OCCUPATION
     AND AGE                  WITH FUND                         DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer            President and Chief            See biography above.
49                       Executive Officer

Philip L. Kirstein       Senior Vice President and      Senior Vice President and Independent
61                       Independent Compliance         Compliance Officer of the AllianceBernstein
                         Officer                        Funds, with which he has been associated since
                                                        October 2004. Prior thereto, he was Of Counsel
                                                        to Kirkpatrick & Lockhart, LLP from October
                                                        2003 to October 2004, and General Counsel of
                                                        Merrill Lynch Investment Managers, L.P. since
                                                        prior to 2002 until March 2003.

Marilyn G. Fedak         Vice President                 Executive Vice President of the Adviser**, with
60                                                      which she has been associated since prior to
                                                        2002. She is Head of SCB & Co.'s** Global
                                                        Value Equities Business and Co-Chief
                                                        Investment Officer of U.S. Large Cap Value
                                                        Equities since prior to 2002.

John Mahedy              Vice President                 Senior Vice President of the Adviser**, with
43                                                      which he has been associated since prior to
                                                        2002. He is also Co-Chief Investment Officer of
                                                        U.S. Value Equities since 2003 and Director of
                                                        Research-US Value Equities since prior to 2002.

Christopher Marx         Vice President                 Senior Vice President of the Adviser**, with
39                                                      which he has been associated since prior to
                                                        2002.

John D. Phillips         Vice President                 Senior Vice President of the Adviser**, with
59                                                      which he has been associated since prior to
                                                        2002.

Emilie D. Wrapp          Secretary                      Senior Vice President,Assistant General
51                                                      Counsel and Assistant Secretary of ABI**,
                                                        with which she has been associated since prior
                                                        to 2002.

Joseph J. Mantineo       Treasurer and Chief            Senior Vice President of AllianceBernstein
47                       Financial Officer              Investor Services, Inc. ("ABIS")**, with which
                                                        he has been associated since prior to 2002.

Thomas R. Manley         Controller                     Vice President of the Adviser**, with which he
55                                                      has been associated since prior to 2002.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABIS, ABI and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


27


VALUE PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Value Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;


28


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's


29


VALUE PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 13 to 12 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 47 to 42 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1- and 3-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Russell 1000 Value Index (the "Index") for periods ended April 30, 2006 over the year to date, 1- and 3-year and since inception periods (July 2002 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 2nd quintile in the 1-year period and 1st quintile in the 3-year period, and in the Performance Universe comparison the Portfolio was in the 3rd quintile in the 1- and 3-year periods. The comparative information showed that the Portfolio underperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.


30


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Portfolio at lower fee rates than those paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 3.5 basis points. The directors also noted that the Portfolio's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently significantly lower than the cap), was materially lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio's expense ratio was satisfactory.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not


31


VALUE PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


32


VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein Value Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolio grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                                NET ASSETS
               ADVISORY FEE BASED ON % OF        06/30/06
CATEGORY        AVERAGE DAILY NET ASSETS         ($MIL)          PORTFOLIO
-------------------------------------------------------------------------------
Value          55 bp on 1st $2.5 billion         $235.8       Value Portfolio
               45 bp on next $2.5 billion
               40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                     AS A % OF AVERAGE
PORTFOLIO                          AMOUNT             DAILY NET ASSETS
-------------------------------------------------------------------------------
Value Portfolio(4)                 $75,250                 0.05%


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)  Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

(4) The Adviser waived $16,750 of the expense reimbursement made by the Portfolio.


33


VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio's total operating expenses to the degree necessary to limit the Portfolio's expenses to the amounts set forth below during the Portfolio's first fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon 60 days written notice. It should be noted that the Portfolio was operating below its expense cap in the latest fiscal year; accordingly the expense limitation undertakings of that Portfolio was of no effect. The gross expense ratios of the Portfolio during the most recently completed fiscal year are also listed below.

                    EXPENSE CAP PURSUANT
                        TO EXPENSE                 GROSS             FISCAL
PORTFOLIO          LIMITATION UNDERTAKING      EXPENSE RATIO        YEAR END
-------------------------------------------------------------------------------
Value Portfolio       Class A   1.20%              0.74%           December 31
                      Class B   1.45%              0.99%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. To the extent that certain of these institutional relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applied to the Portfolio versus the Portfolio's advisory fee:

                   NET ASSETS       ALLIANCEBERNSTEIN           EFFECTIVE AB       FUND
                    06/30/06          INSTITUTIONAL             INSTITUTIONAL    ADVISORY
PORTFOLIO           ($MIL)            FEE SCHEDULE              ADVISORY FEE       FEE(5)
--------------------------------------------------------------------------------------------
Value Portfolio     $235.8     Diversified Value Schedule          0.372%         0.550%
                               65 bp on the first $25 million
                               50 bp on the next $25 million
                               40 bp on the next $50 million
                               30 bp on the next $100 million
                               25 bp on the balance
                               Minimum account size $2m


(5) Fund advisory information was provided by Lipper. See Section II for additional discussion.


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser also manages AllianceBernstein Value Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Value Fund:

                                                        ADVISORY FEE
                        ALLIANCEBERNSTEIN           BASED ON % OF AVERAGE
PORTFOLIO                 MUTUAL FUND                 DAILY NET ASSETS
-------------------------------------------------------------------------------
Value Portfolio            Value Fund            55 bp on 1st $2.5 billion
                                                 45 bp on next $2.5 billion
                                                 40 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(6) for the Luxembourg fund that has a similar investment style as the Portfolio:

FUND                                                              FEE
-------------------------------------------------------------------------------
Equity Value                                                     1.50%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

PORTFOLIO            SUB-ADVISED FUND              FEE SCHEDULE
-------------------------------------------------------------------------------
Value Portfolio       Client No. 1           0.25% on first $500 million
                                             0.20% thereafter

                      Client No. 2(7)        0.50% on first $ 1 billion
                                             0.40% on next $ 1 billion
                                             0.30% on next $ 1 billion
                                             0.20% thereafter

                      Client No.3            0.23% on first $300 million
                                             0.20% thereafter

                      Client No.4            0.27% on first $300 million
                                             0.16% on the next $700 million
                                             0.13% thereafter

                      Client No. 5           0.20%

                      Client No.6            Base fee of
                                             0.15% on the first $ 1 billion
                                             0.14% on the next $ 2 billion
                                             0.12% on the next $ 2 billion
                                             0.10% thereafter
                                             +/- Performance Fee(8)


(6) The "all-in" fee shown is for the Class A shares of Equity Value. This fee covers investment advisory services and distribution related services.

(7)  The client is an affiliate of the Adviser.

(8) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Russell 1000 Value Index over a cumulative 36-month period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including the base fee plus performance fee, is 0.15%


35


VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

PORTFOLIO            SUB-ADVISED FUND              FEE SCHEDULE
-------------------------------------------------------------------------------
Value Portfolio       Client No. 7           0.60% on the first $10 million
                                             0.50% on the next $15 million
                                             0.40% on the next $25 million
                                             0.30% on the next $50 million
                                             0.225% on the next $50 million
                                             0.20% thereafter
                                             0.47% on first $50 million for
                                             the first six months

                      Client No. 8           0.60% on the first $10 million
                                             0.50% on the next $15 million
                                             0.40% on the next $25 million
                                             0.30% on the next $50 million
                                             0.25% on the next $50 million
                                             0.225% on the next $50 million
                                             0.175% on the next $50 million
                                             0.15% thereafter

It is fair to note that the services of the Adviser provides, pursuant to the sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(9)

                        EFFECTIVE               LIPPER
PORTFOLIO           MANAGEMENT FEE(10)       GROUP MEDIAN          RANK
-------------------------------------------------------------------------------
Value Portfolio           0.550                 0.750              2/13

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(11) and Lipper Expense Universe.(12) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lip-


(9) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(10) The effective management fee rate for the Portfolio does not reflect expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In expense caps that effectively reduce the contractual fee rate. As previously mentioned, the Portfolio was operating under its expense cap. As a result, the expense undertaking limitation was of no effect.

(11) Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(12) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

per Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                   EXPENSE      LIPPER      LIPPER     LIPPER       LIPPER
                    RATIO       GROUP       GROUP     UNIVERSE     UNIVERSE
PORTFOLIO          (%)(13)     MEDIAN(%)     RANK     MEDIAN(%)      RANK
-------------------------------------------------------------------------------
Value Portfolio     0.730       0.829        2/13       0.847        8/35

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. ("ABI"), the Portfolio's distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

PORTFOLIO                                              12B-1 FEES RECEIVED
-------------------------------------------------------------------------------
Value Portfolio                                              $410,108

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

PORTFOLIO                                            ADVISER PAYMENT TO ABI
-------------------------------------------------------------------------------
Value Portfolio                                              $337,123

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training,


(13)  Most recently completed fiscal year Class A share total expense ratio.


37


VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(14)

The Portfolio effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolio's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Portfolio is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1 and 3 year performance rankings of the Portfolio(15) relative to its Lipper Performance Group(16) and Lipper Performance Universe(17) for the periods ended April 30, 2006:

VALUE PORTFOLIO              GROUP                 UNIVERSE
---------------------------------------------------------------------
1 year                        5/13                  24/47
3 year                        2/12                  19/42


(14) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.

(15)  The performance rankings are for the Class A shares of the Portfolio.

(16)  The Lipper Performance Group is identical to the Lipper Expense Group.

(17) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.


38


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Set forth below are the 1, 3 year and since inception performance returns of the Portfolio (in bold)(18) versus its benchmarks:(19)

                                       PERIODS ENDING APRIL 30, 2006
                                          ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
PORTFOLIO                       1 YEAR         3 YEAR     SINCE INCEPTION
-------------------------------------------------------------------------------
VALUE PORTFOLIO                 11.84          19.38           13.70
Russell 1000 Value Index        13.31          21.77           15.20

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


(18)  The performance returns shown are for the Class A shares of the Portfolio.

(19) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


39



                      (This page left intentionally blank.)




                      (This page left intentionally blank.)





-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ANNUAL REPORT

DECEMBER 31, 2006


>  ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO



     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


GROWTH & INCOME PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

January 25, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth & Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies that AllianceBernstein (the "Adviser") believes are undervalued. The Portfolio may invest in companies of any size and in any industry. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the companies in the Adviser's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Portfolio also invests in high-quality securities of non-U.S. issuers. Prior to February 1, 2006, the Portfolio's investment objective was reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2006.

The Portfolio underperformed its benchmark for the annual reporting period ended December 31, 2006. Security selection was the main contributor to the Portfolio's underperformance versus the benchmark. Underweight positions in the energy and utilities sectors detracted from the Portfolio's performance. More importantly, at the stock level, poor performances from the Portfolio's investments in Home Depot (retail and housing), Wellpoint (health services) and Nabors (energy service) were responsible for half of the Portfolio's underperformance versus the benchmark. Strong performance from investments in Cisco (network equipment), News Corporation (media) and Loews Corporation (tobacco) did not account for returns strong enough to offset this underperformance.

As has been the case for the last three years, the Portfolio's blue-chip-company investment bias underperformed the market's preference for smaller, more economically variable businesses. Since the technology and telecommunication bubble burst almost seven years ago, the winning securities during the market's recovery have been smaller-company and deep-value securities. These results have contradicted the Relative Value Investment Team's (the "Team's") larger and more relative-value-oriented investment philosophy.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite broadening evidence of below-trend U.S. economic growth, economically sensitive sectors generally led the market during the period ended December 31, 2006. Conversely, stable sectors, such as consumer staples and health care, lagged. In addition, riskier, small-cap and emerging-market stocks performed well. Again, after several years of leadership, these higher-risk asset classes continued to outperform large-cap and developed markets.

The Russell 1000 Growth Index lagged its value counterpart, the Russell 1000 Value Index, for the seventh consecutive year. Indeed, for the year as a whole, the Russell 1000 Growth Index underperformed the Russell 1000 Value Index by as wide a margin as ever, returning 9.07% versus the Russell 1000 Value Index's 22.25%.

Over the last four years, strong U.S. and global economic growth with low inflation and interest rates, a housing-financed boom in U.S. consumer spending and persistently low capital spending have lifted U.S. operating earnings to extraordinary levels. The Team believes that robust conditions have lulled investors into complacency. Except for a brief period in the second quarter of 2006, market volatility has been unusually low for several years. As second-quarter events showed, however, investors tend to react violently if bad news shocks them out of complacency. The Team's own economist predicts no earnings growth at all for 2007. Wall Street equity analysts are also becoming more cautious, and earnings estimates have been coming down steadily.

Presently, investors appear to be pinning their hopes on the likelihood that the U.S. Federal Reserve (the "Fed") will ease interest rates early in the year. But the Team does not anticipate that the Fed's easing of these rates will spur the continued widespread strong economic and corporate profit growth necessary to sustain today's market prices or maintain the narrow dispersion of valuations within the market. Hence, the Team has taken what it believes to be a more prudent, defensive stance.

As a group of active managers who seek to buy companies priced at low relative valuations with regard to their earnings prospects, the Team has been surprised by the similarity in valuations across the market in recent years. But these market conditions have presented an unusual and exciting opportunity for the Team to buy high-quality companies with strong long-term growth potential at unusually low relative valuations.


1


GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR 800. 984.7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE PORTFOLIO'S QUOTED PERFORMANCE WOULD BE LOWER. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED RUSSELL 1000 VALUE INDEX DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A WORD ABOUT RISK

The Portfolio's assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(HISTORICAL PERFORMANCE CONTINUED ON NEXT PAGE)


2


GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(CONTINUED FROM PREVIOUS PAGE)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE PORTFOLIO VS. ITS BENCHMARK
PERIODS ENDED DECEMBER 31, 2006

                                                                    RETURNS
                                                         -------------------------------
                                                           1 YEAR    5 YEARS  10 YEARS
----------------------------------------------------------------------------------------
  AllianceBernstein Growth & Income Portfolio Class A       17.29%     7.20%    10.87%

  AllianceBernstein Growth & Income Portfolio Class B       16.98%     6.94%     6.57%*

  Russell 1000 Value Index                                  22.25%    10.86%    11.00%

     * Since inception of the Portfolio's Class B Shares on 6/1/99.




ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/96 - 12/31/06


ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO CLASS A: $28,063
RUSSELL 1000 VALUE INDEX: $28,390

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                        AllianceBernstein
                         Growth & Income                    Russell 1000
                        Portfolio Class A                   Value Index
-------------------------------------------------------------------------------
12/31/96                     $10,000                          $10,000
12/31/97                     $12,880                          $13,518
12/31/98                     $15,571                          $15,631
12/31/99                     $17,341                          $16,780
12/31/00                     $19,750                          $17,957
12/31/01                     $19,821                          $16,953
12/31/02                     $15,450                          $14,321
12/31/03                     $20,472                          $18,622
12/31/04                     $22,818                          $21,694
12/31/05                     $23,927                          $23,224
12/31/06                     $28,063                          $28,390


THIS CHART ILLUSTRATES THE TOTAL VALUE OF AN ASSUMED $10,000 INVESTMENT IN ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO CLASS A SHARES (FROM 12/31/96 TO 12/31/06) AS COMPARED TO THE PERFORMANCE OF THE PORTFOLIO'S BENCHMARK. THE CHART ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


GROWTH & INCOME PORTFOLIO
FUND EXPENSES
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                 BEGINNING            ENDING
                               ACCOUNT VALUE      ACCOUNT VALUE       EXPENSES PAID          ANNUALIZED
GROWTH & INCOME PORTFOLIO      JULY 1, 2006     DECEMBER 31, 2006     DURING PERIOD*       EXPENSE RATIO*
---------------------------------------------------------------------------------------------------------
CLASS A
Actual                           $ 1,000          $ 1,157.99              $ 3.21                0.59%
Hypothetical
  (5% return before
  expenses)                      $ 1,000          $ 1,022.23              $ 3.01                0.59%

CLASS B
Actual                           $ 1,000          $ 1,156.29              $ 4.57                0.84%
Hypothetical
  (5% return before
  expenses)                      $ 1,000          $ 1,020.97              $ 4.28                0.84%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2006
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                  PERCENT OF
COMPANY                                       U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
American International Group, Inc.          $  109,166,844           4.3%
Time Warner, Inc.                              106,101,270           4.2
Wyeth                                          103,550,912           4.1
Procter & Gamble Co.                           102,832,000           4.0
Citigroup, Inc.                                102,471,290           4.0
JPMorgan Chase & Co.                           102,154,500           4.0
WellPoint, Inc.                                 84,308,466           3.3
Emerson Electric Co.                            72,792,590           2.9
Bank of America Corp.                           70,058,358           2.8
Microsoft Corp.                                 69,812,680           2.7
                                            --------------         ------
                                            $  923,248,910          36.3%




SECTOR DIVERSIFICATION
December 31, 2006
_______________________________________________________________________________


                                                                  PERCENT OF
SECTOR                                        U.S. $ VALUE        NET ASSETS
-------------------------------------------------------------------------------
Finance                                     $  705,286,863          27.7%
Health Care                                    348,369,009          13.7
Consumer Staples                               288,123,979          11.3
Technology                                     282,990,099          11.1
Consumer Services                              261,972,507          10.3
Energy                                         166,773,078           6.6
Capital Goods                                  150,122,455           5.9
Utilities                                      137,490,079           5.4
Basic Industry                                  45,140,844           1.8
Multi-Industry Companies                        23,117,640           0.9
Transportation                                  19,554,784           0.8
                                            --------------         ------
Total Investments*                           2,428,941,337          95.5
Cash and receivables, net of liabilities       114,754,297           4.5
                                            --------------         ------
Net Assets                                  $2,543,695,634         100.0%


*    Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


5


GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2006
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-95.5%

FINANCE-27.7%
BANKING - MONEY CENTER-5.8%
The Bank of New York Co.,
  Inc.                                          641,100   $   25,240,107
JPMorgan Chase & Co.                          2,115,000      102,154,500
Wachovia Corp.                                  368,500       20,986,075
                                                             ------------
                                                             148,380,682

BANKING - REGIONAL-5.6%
Bank of America Corp.                         1,312,200       70,058,358
Northern Trust Corp.                            403,700       24,500,553
Wells Fargo & Co.                             1,252,300       44,531,788
Zions Bancorporation                             46,400        3,825,216
                                                             ------------
                                                             142,915,915

BROKERAGE & MONEY MANAGEMENT-0.9%
Merrill Lynch & Co., Inc.                       236,200       21,990,220

INSURANCE-9.8%
ACE, Ltd.                                       700,800       42,447,456
Allstate Corp.                                  427,800       27,854,058
American International Group,
  Inc.                                        1,523,400      109,166,844
Axis Capital Holdings Ltd.                    1,355,700       45,239,709
Hartford Financial Services
  Group, Inc.                                   204,800       19,109,888
Willis Group Holdings Ltd.                      138,300        5,491,893
                                                             ------------
                                                             249,309,848

MISCELLANEOUS-4.0%
Citigroup, Inc.                               1,839,700      102,471,290

MORTGAGE BANKING-1.6%
Federal National Mortgage
  Association                                   677,200       40,218,908
                                                             ------------
                                                             705,286,863

HEALTH CARE-13.7%
DRUGS-7.0%
Eli Lilly & Co.                                 640,300       33,359,630
Merck & Co., Inc.                               475,800       20,744,880
Pfizer, Inc.                                    446,600       11,566,940
Schering-Plough Corp.                           399,900        9,453,636
Wyeth                                         2,033,600      103,550,912
                                                             ------------
                                                             178,675,998

MEDICAL PRODUCTS-0.8%
Alcon, Inc.                                      90,900       10,159,893
Becton Dickinson & Co.                          143,200       10,045,480
                                                             ------------
                                                              20,205,373

MEDICAL SERVICES-5.9%
Aetna, Inc.                                     141,400        6,105,652
Caremark Rx, Inc.                               409,100       23,363,701
Medco Health Solutions,
  Inc. (a)                                      312,000       16,673,280
UnitedHealth Group, Inc.                        354,300       19,036,539
WellPoint, Inc. (a)                           1,071,400       84,308,466
                                                             ------------
                                                             149,487,638
                                                             ------------
                                                             348,369,009

CONSUMER STAPLES-11.3%
BEVERAGES-0.9%
PepsiCo, Inc.                                   370,200       23,156,010

HOUSEHOLD PRODUCTS-4.0%
Procter & Gamble Co.                          1,600,000      102,832,000

MISCELLANEOUS-0.8%
Fortune Brands, Inc.                            222,600       19,007,814

RETAIL - FOOD & DRUG-0.2%
CVS Corp.                                       158,400        4,896,144

TOBACCO-5.4%
Altria Group, Inc.                              793,700       68,115,334
Loews Corp.                                     732,700       30,385,069
Loews Corp. - Carolina
  Group                                         613,900       39,731,608
                                                             ------------
                                                             138,232,011
                                                             ------------
                                                             288,123,979

TECHNOLOGY-11.1%
COMMUNICATION EQUIPMENT-2.3%
Cisco Systems, Inc. (a)                       1,541,100       42,118,263
QUALCOMM, Inc.                                  422,400       15,962,496
                                                             ------------
                                                              58,080,759

COMPUTER HARDWARE/STORAGE-4.0%
International Business
  Machines Corp.                                349,300       33,934,495
Sun Microsystems, Inc. (a)                   12,671,000       68,676,820
                                                             ------------
                                                             102,611,315

COMPUTER SERVICES-0.5%
Accenture Ltd. - Class A                         24,200          893,706
Fiserv, Inc. (a)                                221,700       11,621,514
                                                             ------------
                                                              12,515,220

INTERNET MEDIA-0.5%
Yahoo!, Inc. (a)                                469,700       11,996,138

MISCELLANEOUS-0.2%
Molex, Inc.                                     156,200        4,940,606

SEMICONDUCTOR CAPITAL EQUIPMENT-0.4%
Applied Materials, Inc.                         554,200       10,224,990

SEMICONDUCTOR COMPONENTS-0.3%
NVIDIA Corp. (a)                                208,600        7,720,286


6


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
SOFTWARE-2.9%
Citrix Systems, Inc. (a)                        188,100   $    5,088,105
Microsoft Corp.                               2,338,000       69,812,680
                                                             ------------
                                                              74,900,785
                                                             ------------
                                                             282,990,099

CONSUMER SERVICES-10.3%
ADVERTISING-0.5%
Omnicom Group, Inc.                             114,100       11,928,014

AIRLINES-0.1%
Southwest Airlines Co.                          240,500        3,684,460

BROADCASTING & CABLE-7.3%
News Corp. - Class A                          3,096,200       66,506,376
Time Warner, Inc.                             4,871,500      106,101,270
Viacom, Inc. - Class B (a)                      257,801       10,577,575
Westwood One, Inc.                              250,000        1,765,000
                                                             ------------
                                                             184,950,221

RESTAURANTS & LODGING-1.7%
Hilton Hotels Corp.                             530,200       18,503,980
McDonald's Corp.                                535,200       23,725,416
                                                             ------------
                                                              42,229,396

RETAIL - GENERAL MERCHANDISE-0.7%
Home Depot, Inc.                                477,600       19,180,416
                                                             ------------
                                                             261,972,507

ENERGY-6.6%
DOMESTIC PRODUCERS-1.1%
Noble Energy, Inc.                              545,500       26,767,685

INTERNATIONAL-4.4%
Chevron Corp.                                   594,800       43,735,644
Exxon Mobil Corp.                               891,300       68,300,319
                                                             ------------
                                                             112,035,963

OIL SERVICE-1.1%
Baker Hughes, Inc.                              100,000        7,466,000
BJ Services Co.                                 103,800        3,043,416
Nabors Industries Ltd. (a)                      586,300       17,460,014
                                                             ------------
                                                              27,969,430
                                                             ------------
                                                             166,773,078

CAPITAL GOODS-5.9%
ELECTRICAL EQUIPMENT-2.9%
Emerson Electric Co.                          1,651,000       72,792,590


                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------
MISCELLANEOUS-3.0%
General Electric Co.                          1,477,700   $   54,985,217
United Technologies Corp.                       357,400       22,344,648
                                                             ------------
                                                              77,329,865
                                                             ------------
                                                             150,122,455

UTILITIES-5.4%
ELECTRIC & GAS UTILITY-1.0%
The AES Corp. (a)                               286,100        6,305,644
FirstEnergy Corp.                               252,100       15,201,630
Xcel Energy, Inc.                               168,600        3,887,916
                                                             ------------
                                                              25,395,190

TELEPHONE UTILITY-4.4%
AT&T, Inc.                                    1,939,600       69,340,700
Citizens Communications Co.                      81,300        1,168,281
Verizon Communications,
  Inc.                                        1,116,700       41,585,908
                                                             ------------
                                                             112,094,889
                                                             ------------
                                                             137,490,079

BASIC INDUSTRY-1.8%
CHEMICALS-1.8%
Air Products & Chemicals,
  Inc.                                          642,300       45,140,844

MULTI-INDUSTRY COMPANIES-0.9%
MULTI-INDUSTRY COMPANIES-0.9%
Honeywell International, Inc.                   511,000       23,117,640

TRANSPORTATION-0.8%
AIR FREIGHT-0.8%
United Parcel Service, Inc. -
  Class B                                       260,800       19,554,784

Total Common Stocks
  (cost $1,938,428,057)                                    2,428,941,337

SHORT-TERM INVESTMENT-4.6%
TIME DEPOSIT-4.6%
The Bank of New York
  4.25%, 1/02/07
  (cost $118,300,000)                         $ 118,300      118,300,000

TOTAL INVESTMENTS-100.1%
  (cost $2,056,728,057)                                    2,547,241,337
Other assets less
  liabilities-(0.1)%                                          (3,545,703)

NET ASSETS-100.0%                                         $2,543,695,634


(a)  Non-income producing security.

     See Notes to Financial Statements.


7


GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $2,056,728,057)   $2,547,241,337
  Cash                                                               964,911
  Dividends and interest receivable                                2,771,037
  Receivable for capital stock sold                                  815,294
  Total assets                                                 2,551,792,579

LIABILITIES
  Payable for investment securities purchased                      3,269,740
  Payable for capital stock redeemed                               2,985,339
  Advisory fee payable                                             1,181,208
  Distribution fee payable                                           426,263
  Administrative fee payable                                          21,750
  Transfer Agent fee payable                                              65
  Accrued expenses                                                   212,580
  Total liabilities                                                8,096,945

NET ASSETS                                                    $2,543,695,634

COMPOSITION OF NET ASSETS
  Capital stock, at par                                       $       94,263
  Additional paid-in capital                                   1,907,725,232
  Undistributed net investment income                             30,398,818
  Accumulated net realized gain on investment transactions       114,964,041
  Net unrealized appreciation of investments                     490,513,280
                                                              --------------
                                                              $2,543,695,634

NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                              SHARES          NET ASSET
CLASS                       NET ASSETS      OUTSTANDING         VALUE
-------------------------------------------------------------------------------
A                         $  529,731,952     19,483,724        $ 27.19
B                         $2,013,963,682     74,779,171        $ 26.93


See Notes to Financial Statements.


8


GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2006
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends                                                    $  48,942,967
  Interest                                                         1,935,158
  Total investment income                                         50,878,125

EXPENSES
  Advisory fee                                                    13,752,138
  Distribution fee--Class B                                        4,944,774
  Transfer agency--Class A                                             2,708
  Transfer agency--Class B                                            10,155
  Printing                                                           956,367
  Custodian                                                          266,470
  Legal                                                              130,713
  Administrative                                                      86,750
  Audit                                                               37,500
  Directors' fees                                                      3,150
  Miscellaneous                                                       87,854
  Total expenses                                                  20,278,579
  Net investment income                                           30,599,546

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                   137,341,083(a)
  Net change in unrealized appreciation/depreciation of
    investments                                                  230,009,742
  Net gain on investment transactions                            367,350,825

NET INCREASE IN NET ASSETS FROM OPERATIONS                     $ 397,950,371


(a) On May 1, 2006, the Fund had a redemption-in-kind with total proceeds in the amount of $153,473,337. The gain on investments of $13,792,121 will not be realized for tax purposes.

     See Notes to Financial Statements.


9


GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                              YEAR ENDED        YEAR ENDED
                                             DECEMBER 31,      DECEMBER 31,
                                                 2006              2005
                                           ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                     $   30,599,546    $   29,417,192
  Net realized gain on investment
    transactions                               137,341,083       283,236,433
  Net change in unrealized
    appreciation/depreciation of
    investments                                230,009,742      (195,422,198)
  Net increase in net assets from
    operations                                 397,950,371       117,231,427

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
  Net investment income
    Class A                                     (7,445,666)       (8,911,022)
    Class B                                    (21,954,052)      (26,654,854)
  Net realized gain on investment
    transactions
    Class A                                    (27,071,472)               -0-
    Class B                                    (98,572,218)               -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                (344,275,984)     (109,030,745)
  Total decrease                              (101,369,021)      (27,365,194)

NET ASSETS
  Beginning of period                        2,645,064,655     2,672,429,849
  End of period (including undistributed
    net investment income of $30,398,818
    and $29,198,990, respectively)          $2,543,695,634    $2,645,064,655


See Notes to Financial Statements.


10


GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2006
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Growth & Income Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying, common stocks of good quality. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


11


GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. Dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of .625% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.

Brokerage commissions paid on investment transactions for the year ended December 31, 2006 amounted to $3,410,798, of which $301,099 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.


NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                              PURCHASES           SALES
                                           ----------------  ----------------
Investment securities (excluding U.S.
  government securities)                    $1,491,632,654    $2,031,381,574
U.S. government securities                              -0-               -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                          $2,061,979,696
Gross unrealized appreciation                                 $  492,026,334
Gross unrealized depreciation                                     (6,764,693)
Net unrealized appreciation                                   $  485,261,641


13


GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


1. FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            2,064,629     4,893,371   $  51,573,410   $ 118,926,296
Shares issued in
  reinvestment of
  dividends and
  distributions        1,481,422       374,098      34,517,138       8,911,021
Shares redeemed       (7,031,345)   (8,360,399)   (177,773,452)   (200,754,368)
Net decrease          (3,485,294)   (3,092,930)  $ (91,682,904)  $ (72,917,051)

CLASS B
Shares sold            5,483,289     9,256,122   $ 132,876,586   $ 221,922,437
Shares issued in
  reinvestment of
  dividends and
  distributions        5,215,330     1,127,532     120,526,270      26,654,855
Shares redeemed      (20,044,146)  (11,912,162)   (505,995,936)   (284,690,986)
Net decrease          (9,345,527)   (1,528,508)  $(252,593,080)  $ (36,113,694)


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                  2006              2005
                                             --------------    --------------
Distributions paid from:
  Ordinary income                             $ 29,399,718      $ 35,565,876
  Net long-term capital gains                  125,643,690                -0-
Total taxable distributions                    155,043,408        35,565,876
Total distributions paid                      $155,043,408      $ 35,565,876


15


GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $  37,965,099
Undistributed long-term capital gains                            112,649,399
Unrealized appreciation/(depreciation)                           485,261,641(a)
Total accumulated earnings/(deficit)                           $ 635,876,139


(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


During the current fiscal year, permanent differences primarily due to the redemption in kind distributions resulted in a net decrease in accumulated net realized gain on investments and a corresponding net increase to additional paid in capital. This reclassification had no effect on net assets.


NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commis-


17


GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


sions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


18


GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $24.88       $24.08       $21.80       $16.62       $22.16

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .36          .31          .36(b)       .23          .22
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  3.66          .85         2.12         5.15        (5.01)
Net increase (decrease) in net asset
  value from operations                         4.02         1.16         2.48         5.38        (4.79)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.37)        (.36)        (.20)        (.20)        (.12)
Distributions from net realized gain
  on investment transactions                   (1.34)          -0-          -0-          -0-        (.63)
Total dividends and distributions              (1.71)        (.36)        (.20)        (.20)        (.75)
Net asset value, end of period                $27.19       $24.88       $24.08       $21.80       $16.62

TOTAL RETURN
Total investment return based on net
  asset value (c)                              17.29%        4.86%       11.46%       32.50%      (22.05)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $529,732     $571,372     $627,689     $603,673     $456,402
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .61%(d)      .59%         .60%         .66%         .68%
  Expenses, before waivers and
    reimbursements                               .61%(d)      .59%         .65%         .66%         .68%
  Net investment income                         1.42%(d)     1.29%        1.62%(b)     1.25%        1.15%
Portfolio turnover rate                           60%          72%          50%          57%          69%


See footnote summary on page 20.


19


GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        CLASS B
                                          -------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                          -------------------------------------------------------------------
                                              2006           2005         2004           2003         2002
                                          -----------    -----------  -----------    -----------  -----------
Net asset value, beginning of period          $24.65         $23.87       $21.62         $16.49       $22.03

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .29            .25          .31(b)         .18          .17
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  3.63            .83         2.10           5.11        (4.98)
Net increase (decrease) in net asset
  value from operations                         3.92           1.08         2.41           5.29        (4.81)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.30)          (.30)        (.16)          (.16)        (.10)
Distributions from net realized gain
  on investment transactions                   (1.34)            -0-          -0-            -0-        (.63)
Total dividends and distributions              (1.64)          (.30)        (.16)          (.16)        (.73)
Net asset value, end of period                $26.93         $24.65       $23.87         $21.62       $16.49

TOTAL RETURN
Total investment return based on net
  asset value (c)                              16.98%          4.60%       11.22%         32.18%      (22.26)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $2,013,964     $2,073,693   $2,044,741     $1,671,671   $1,067,952
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .86%(d)        .85%         .85%           .91%         .93%
  Expenses, before waivers and
    reimbursements                               .86%(d)        .85%         .90%           .91%         .93%
  Net investment income                         1.17%(d)       1.05%        1.39%(b)        .99%         .91%
Portfolio turnover rate                           60%            72%          50%            57%          69%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.


20


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Growth & Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth & Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 12, 2007




TAX INFORMATION (unaudited)
_______________________________________________________________________________


For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2006 qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 2006, the Portfolio designated from distributions made $125,643,690 as capital gain dividends.


21


GROWTH & INCOME PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), CHAIRMAN
MARC O. MAYER, PRESIDENT  AND CHIEF EXECUTIVE OFFICER
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
NANCY P. JACKLIN(1)
MARSHALL C. TURNER, JR.(1)
EARL D. WEINER(1)


OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer FRANK V. CARUSO(2), Vice President
PAUL C. RISSMAN, Vice President
EMILIE D. WRAPP, Secretary
JOSEPH J. MANTINEO, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller




CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286


DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENTS, INC.
1345 Avenue of the Americas
New York, NY 10105


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036


LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004


TRANSFER AGENT

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolio's portfolio are made by Mr. Frank V. Caruso, a member of the Adviser's Relative Value Investment Team.


22


GROWTH & INCOME PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                          PORTFOLIOS
                                                                                            IN FUND         OTHER
   NAME, ADDRESS*,                                PRINCIPAL                                 COMPLEX      DIRECTORSHIP
        AGE                                     OCCUPATION(S)                             OVERSEEN BY      HELD BY
  (YEAR ELECTED**)                           DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of the Adviser                   108         SCB Partners,
1345 Avenue of the Americas        since prior to 2002 and Executive Managing                            Inc. and SCB, Inc.
New York, NY 10105                 Director of AllianceBernstein Investments,
49                                 Inc. ("ABI") since 2003; prior thereto, he
(2005)                             was head of AllianceBernstein Institutional
                                   Investments, a unit of the Adviser from
                                   2001-2003. Prior thereto, Chief Executive
                                   Officer of Sanford C. Bernstein & Co., LLC
                                   (institutional research and brokerage arm
                                   of Bernstein & Co. LLC) ("SCB & Co.")
                                   and its predecessor since prior to 2002.


DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ***      Investment Adviser and an Independent                     110         None
CHAIRMAN OF THE BOARD              Consultant. He was formerly Senior Manager
74                                 of Barrett Associates, Inc., a registered
(1990)                             investment adviser, with which he had been
                                   associated since prior to 2002. He was formerly
                                   Deputy Comptroller and Chief Investment
                                   Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

David H. Dievler, #                Independent Consultant. Until December                    109         None
77                                 1994, he was Senior Vice President of
(1990)                             AllianceBernstein Corporation ("AB
                                   Corp.") (formerly, Alliance Capital
                                   Management Corporation) responsible
                                   for mutual fund administration. Prior to
                                   joining AB Corp. in 1984, he was Chief
                                   Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to that,
                                   he was a Senior Manager at Price
                                   Waterhouse & Co.  Member of American
                                   Institute of Certified Public Accountants
                                   since 1953.

John H. Dobkin, #                  Consultant. Formerly, President of Save                   108         None
65                                 Venice, Inc. (preservation organization) from
(1992)                             2001-2002, Senior Advisor from June 1999-
                                   June 2000 and President of Historic Hudson
                                   Valley (historic preservation) from December
                                   1989-May 1999. Previously, Director of the
                                   National Academy of Design and during 1988
                                   -1992, Director and Chairman of the Audit
                                   Committee of AB Corp. (formerly, Alliance
                                   Capital Management Corporation).


23


GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND (continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                                          PORTFOLIOS
                                                                                            IN FUND         OTHER
   NAME, ADDRESS*,                                PRINCIPAL                                 COMPLEX      DIRECTORSHIP
        AGE                                     OCCUPATION(S)                             OVERSEEN BY      HELD BY
  (YEAR ELECTED**)                           DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #               Consultant since January 2004. Formerly,                  108         Asia Pacific Fund, Inc.
63                                 managing partner of Lexington Capital,                                and The Merger Fund
(2005)                             LLC (investment advisory firm) from
                                   December 1997 until December 2003. Prior
                                   thereto, Chairman and CEO of Prudential
                                   Mutual Fund Management from 1987
                                   to 1993.

D. James Guzy, #                   Chairman of the Board of PLX Technology                   108         Intel Corporation
70                                 (semi-conductors) and of SRC Computers                                (semi-conductors) and
(2005)                             Inc., with which he has been associated                               Cirrus Logic Corporation
                                   since prior to 2002. He is also President                             (semi-conductors)
                                   of the Arbor Company (private family
                                   investments).

Nancy P. Jacklin, #                Formerly, U.S. Executive Director of the                  108         None
58                                 International Monetary Fund (December
(2006)                             2002-May 2006); Partner, Clifford Chance
                                   (1992-2002); Senior Counsel, International
                                   Banking and Finance, and Associate General
                                   Counsel, Citicorp (1985-1992); Assistant
                                   General Counsel (International), Federal
                                   Reserve Board of Governors (1982-1985);
                                   and Attorney Advisor, U.S. Department of
                                   the Treasury (1973-1982). Member of the
                                   Bar of the District of Columbia and of
                                   New York; and member of the Council
                                   on Foreign Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture Associates                    108         The George Lucas
65                                 (venture capital and consulting) since                                Educational
(2005)                             prior to 2002. From 2003 until May 31,                                Foundation and
                                   2006, he was CEO of Toppan Photomasks, Inc.,                          National Datacast, Inc.
                                   Austin, Texas (semi-conductor manufacturing
                                   Services).

Earl D. Weiner, #                  Of Counsel, and Partner from 1976 to 2006,                107         None
67                                 of the law firm Sullivan & Cromwell, LLP,
(2007)                             specializing in investment management,
                                   corporate and securities law; member of Task
                                   Force on Fund Director's Guidebook, Federal
                                   Regulation of Securities Committee.


* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   There is no stated term of office for the Fund's Directors.

#   Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

***  Member of the Fair Value Pricing Committee.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


24


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*,             PRINCIPAL POSITION(S)         PRINCIPAL OCCUPATION
     AND AGE                  HELD WITH FUND                DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
49                            Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent Compliance
61                            and Independent               Officer of the AllianceBernstein Funds, with which he
                              Compliance Officer            has been associated since October 2004. Prior thereto,
                                                            he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                            from October 2003 to October 2004, and General
                                                            Counsel of Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2002 until March 2003.

Frank V. Caruso               Vice President                Senior Vice President of the Adviser**, with which he
50                                                          has been associated since prior to 2002.

Paul C. Rissman               Vice President                Executive Vice President of the Adviser**, with which
50                                                          he has been associated since prior to 2002.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant General Counsel and
51                                                          Assistant Secretary of ABI**, with which she has been
                                                            associated since prior to 2002.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of AllianceBernstein Investor
47                            Financial Officer             Services, Inc. ("ABIS")**, with which he has been
                                                            associated since prior to 2002.

Thomas R. Manley              Controller                    Vice President of the Adviser**, with which he has
55                                                          been associated since prior to 2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABIS, ABI and SCB & Co. are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at
(800) 227-4618 for a free prospectus or SAI.


25


GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

IN THIS DISCLOSURE, THE TERM "FUND" REFERS TO ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC., AND THE TERM "PORTFOLIO" REFERS TO
ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

     9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

     10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

     11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;


26


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

     13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation


27


GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 4 to 2 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 51 to 12 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Russell 1000 Value Index (the "Index") for periods ended April 30, 2006 over the year to date, 1-, 3-, 5-year and since inception periods (January 1991 inception). The directors noted that in the Performance Group comparison the Portfolio was 2 out of 4 in the 1-year period, 4 out of 4 in the 3-year period, 2 out of 3 in the 5-year period and 1 out of 2 in the 10-year period, and in the Performance Universe comparison the Portfolio was in the 4th quintile in the 1-year


28


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


period, 5th quintile in the 3-year period, 3rd quintile in the 5-year period and 1st quintile in the 10-year period. The comparative information showed that the Portfolio outperformed the Index the 10 year period and underperformed the Index in all other periods reviewed. Based on their review and their discussion of the reasons for the Portfolio's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to advise the Portfolio and concluded that the Portfolio's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio's performance.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Portfolio at lower fee rates than that paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 54.3 basis points was slightly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was less than one basis point. The directors also noted that the Portfolio's total expense ratio was the same as the Expense Group median and significantly lower than the Expense Universe median. The directors concluded that the Portfolio's expense ratio was satisfactory.


29


GROWTH & INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints and that the Portfolio's net assets were in excess of the first breakpoint so that as the Portfolio's assets increase, the fee rates are reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements result in a sharing of economies of scale as the Portfolio's net assets increase.


30


GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein Growth & Income Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2.  Advisory fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.  Possible economies of scale as the Portfolio grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                                  NET ASSETS
               ADVISORY FEE BASED ON % OF          06/30/06
CATEGORY        AVERAGE DAILY NET ASSETS            ($MIL)              PORTFOLIO
------------------------------------------------------------------------------------------
Value          55 bp on 1st $2.5 billion          $2,369.0       Growth & Income Portfolio
               45 bp on next $2.5 billion
               40 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year:

                                                  AS A % OF AVERAGE
PORTFOLIO                          AMOUNT         DAILY NET ASSETS
------------------------------------------------------------------------
Growth & Income Portfolio          $75,250              0.00%


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)  Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


31


GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Set forth below are the Portfolio's total expense ratios for the most recently completed fiscal year:

PORTFOLIO                        TOTAL EXPENSE RATIO           FISCAL YEAR
-------------------------------------------------------------------------------
Growth & Income Portfolio          Class A   0.59%             December 31
                                   Class B   0.85%


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. To the extent that certain of these institutional relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applied to the Portfolio versus the Portfolio's advisory fee:

                       NET ASSETS        ALLIANCEBERNSTEIN             EFFECTIVE AB         FUND
                        06/30/06           INSTITUTIONAL               INSTITUTIONAL     ADVISORY
PORTFOLIO                ($MIL)            FEE SCHEDULE                ADVISORY FEE         FEE(4)
----------------------------------------------------------------------------------------------------
Growth & Income        $2,369.0     Relative Value Schedule               0.262%           0.543%(5)
Portfolio                           65 bp on the first $25 million
                                    50 bp on the next $25 million
                                    40 bp on the next $50 million
                                    30 bp on the next $100 million
                                    25 bp on the balance
                                    MINIMUM ACCOUNT SIZE $10M


(4) Fund advisory information was provided by Lipper. See Section II for additional discussion.

(5) This effective advisory fee rate is based on a hypothetical asset level ($2.675 billion) used by Lipper.


32


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The Adviser also manages AllianceBernstein Growth & Income Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Growth & Income Fund, Inc.:

                                                                ADVISORY FEE
                                ALLIANCEBERNSTEIN               BASED ON % OF AVERAGE
PORTFOLIO                       MUTUAL FUND                     DAILY NET ASSETS
------------------------------------------------------------------------------------------
Growth & Income Portfolio       Growth & Income Fund, Inc.      55 bp on 1st $2.5 billion
                                                                45 bp on next $2.5 billion
                                                                40 bp on the balance


The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(6) for the Luxembourg fund that has a similar investment style as the Portfolio:

FUND                                                     FEE
---------------------------------------------------------------
Equity Value                                            1.50%


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

PORTFOLIO                     SUB-ADVISED FUND     FEE SCHEDULE
-------------------------------------------------------------------------------
Growth & Income Portfolio     Client No. 1         0.30% on first $1 billion
                                                   0.25% on next $500 million
                                                   0.20% thereafter

                              Client No. 2         0.60% on first $1 billion
                                                   0.55% thereafter

                              Client No.3(7)       0.60% on first $1 billion
                                                   0.55% on next $500 million
                                                   0.50% on next $500 million
                                                   0.45% on next $500 million
                                                   0.40% thereafter

                              Client No.4(7)       0.30%


It is fair to note that the services of the Adviser provides, pursuant to the sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis


(6) The "all-in" fee shown is for the Class A shares of Equity Value. This fee covers investment advisory services and distribution related services.

(7)  The client is an affiliate of the Adviser.


33


GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(8)

PORTFOLIO                     EFFECTIVE MANAGEMENT FEE(9)     LIPPER GROUP MEDIAN     RANK
-------------------------------------------------------------------------------------------
Growth & Income Portfolio              0.543                           0.557          6/14


Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(10) and Lipper Expense Universe.(11) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                      EXPENSE      LIPPER      LIPPER     LIPPER        LIPPER
                       RATIO       GROUP       GROUP     UNIVERSE      UNIVERSE
PORTFOLIO             (%)(12)    MEDIAN (%)     RANK     MEDIAN (%)      RANK
-------------------------------------------------------------------------------
Growth & Income
Portfolio              0.595       0.595        7/14       0.841        14/128


Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.


(8) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(9) The effective management fee rate for the Portfolio does not reflect expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(10) Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(12) Most recently completed fiscal year Class A share total expense ratio.


34


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. ("ABI"), the Portfolio's distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

PORTFOLIO                                      12B-1 FEES RECEIVED
---------------------------------------------------------------------
Growth & Income Portfolio                         $5,194,420


The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

PORTFOLIO                                    ADVISER PAYMENT TO ABI
---------------------------------------------------------------------
Growth Portfolio                                  $1,981,357


Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(13)

The Portfolio effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolio's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Portfolio is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


(13) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.


35


GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance rankings of the Portfolio(14) relative to its Lipper Performance Group(15) and Lipper Performance Universe(16) for the periods ended April 30, 2006:

GROWTH & INCOME PORTFOLIO                               GROUP        UNIVERSE
-------------------------------------------------------------------------------
1 year                                                   2/4          39/51
3 year                                                   4/4          38/47
5 year                                                   2/3          19/33
10 year                                                  1/2           2/12


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)(17) versus its benchmarks:(18)

                                           PERIODS ENDING APRIL 30, 2006
                                              ANNUALIZED PERFORMANCE
-----------------------------------------------------------------------------------------
PORTFOLIO                     1 YEAR     3 YEAR     5 YEAR     10 YEAR    SINCE INCEPTION
-----------------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO      9.45      17.72       5.22       11.34          11.45

Russell 1000 Value Index      13.31      21.77       7.79       10.97          13.12


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


(14) The performance rankings are for the Class A shares of the Portfolio.

(15) The Lipper Performance Group is identical to the Lipper Expense Group.

(16) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/ Objective and load type, regardless of asset size.

(17) The performance returns shown are for the Class A shares of the Portfolio.

(18) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


36





-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ANNUAL REPORT

DECEMBER 31, 2006


> ALLIANCEBERNSTEIN GROWTH PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 13, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is long-term growth of capital. The Portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Portfolio emphasizes investments in large- and mid-cap companies. Investment selections are made from a universe of more than 500 covered securities. The Portfolio has the flexibility to invest across the capitalization spectrum reflecting the Adviser's internal research.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Russell 3000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index, for the one-, five- and 10-year periods ended December 31, 2006.

During the annual reporting period ended December 31, 2006, the Portfolio underperformed its benchmark, the Russell 3000 Growth Index.

The Portfolio's investment performance was both disappointing and frustrating. Since 2005, internal research has identified opportunities to own some of the leading franchises in the U.S. at compelling valuations. These companies, which possess sustainable competitive advantages, are growing faster than their peers and yet trading at almost comparable valuations, a rare combination. Owning a diversified portfolio of specific stocks with these characteristics helped produce strong absolute and relative returns in 2005. However, in 2006, these rapidly growing stocks hurt performance substantially, irrespective of continued robust fundamentals. Technology and health care holdings accounted for the bulk of the weakness. In technology, specific stocks in the semiconductor, data networking and Internet sectors detracted the most from performance.

The Portfolio's largest individual detractors--Advanced Micro Devices in information technology, and Teva Pharmaceutical in health care--represent two sectors that, collectively, were the biggest detractors from relative performance for the year. On the positive side, the Portfolio's top contributor was Goldman Sachs, with financial stocks providing the largest contribution by sector.

MARKET REVIEW AND INVESTMENT STRATEGY

The underperformance of growth stocks in 2006 is frankly hard to understand. Not only were relative valuations very attractive, but the fundamental performance of most these companies also exceeded expectations. Much of the performance differential occurred between February and mid-July, when macroeconomic concerns vacillated from fear of inflation to concerns that the U.S. Federal Reserve's (the "Fed's") monetary tightening would become too extreme and precipitate a recession. The uncertainty caused investors to avoid risk, disproportionately pressuring long-duration assets such as growth stocks. To the Portfolio's management team (the "team"), this five-month underperformance appeared to be an overreaction. But the underperformance of growth stocks since September is in some ways even more perplexing. Even though the level of uncertainty fell substantially, growth stocks--particularly the fastest growing companies in the growth universe--did not recover their relative losses. Energy and commodities prices declined sharply, quelling fears of inflation and the Fed has not raised rates since July, mitigating the risk of a recession. Interest rates declined, as one would have expected, with the 10-year U.S. government bond falling below 4.5% at one point. But growth stocks did not respond. From a historical perspective, growth equities appear to be undervalued.

Equity markets generated strong gains. These gains varied substantially by market segment, however. Value stocks outpaced growth stocks by over 13 percentage points, marking the sixth consecutive year that value stocks have outperformed. Within the Russell 3000 Growth Index, the range of returns was equally dramatic. Slow growing stocks in the Index (less than 10% earnings growth) outperformed fast growing stocks (greater than 20% earnings growth) by an astounding 19 percentage points. In comparison, the Portfolio had a return of -1.07% for the annual reporting period.

The frustrating aspect of recent performance is that the majority of the Portfolio's holdings generated earnings growth that met or exceeded expectations. The team saw some companies experience fundamental shortfalls, and where the longer-term case for investment had changed, these holdings were eliminated from the Portfolio. But in 2006, the incidence of such shortfalls was not materially different from 2005. In fact, the companies in the Portfolio grew earnings 38%, compared to 17% for the Russell 3000 Growth Index. Those strong fundamental


1


GROWTH PORTFOLIO
LETTER TO INVESTORS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

results are very similar to those in 2005, when the Portfolio grew earnings 30% compared to the 17% for the Index. For the annual period under review, 74% of the companies experienced positive estimate revisions versus 54% for the Russell 3000 Growth Index. Much of the Portfolio's poor performance in 2006 actually resulted from companies that performed exactly as expected, but their fundamental success was not rewarded by the stock market.

In the team's opinion, a very attractive investment opportunity has become even more compelling. In the short term, equity markets can be inefficient. Historically, over the long term, stock prices have ultimately reflected the growth in earnings and cash flow of the underlying companies. The team's investment philosophy is therefore predicated on identifying leading companies with sustainable competitive advantages that can grow faster than their peers and seeking to invest in these companies when attractively valued. While such franchises have in the past typically commanded substantial valuation premiums, today they are trading at similar multiples to average or below average companies. With the guidance of the team's internal research, the Portfolio remains positioned to capitalize on this unique investment opportunity.


2


GROWTH PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR 800.984.7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE PORTFOLIO'S QUOTED PERFORMANCE WOULD BE LOWER. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED RUSSELL 3000 GROWTH INDEX, THE UNMANAGED RUSSELL 3000 INDEX AND THE UNMANAGED STANDARD & POOR'S (S&P) 500 STOCK INDEX DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Russell 3000 Growth Index contains those securities in the Russell 3000 Index with a greater-than-average growth orientation. The Russell 3000 Index is comprised of 3000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A WORD ABOUT RISK

The Portfolio can invest in small-cap and mid-cap companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets and financial resources. The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, market or economic developments. In addition, fluctuations in the value of investments in foreign currency denominated securities may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


3


GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                           RETURNS
THE PORTFOLIO VS. ITS BENCHMARK              ----------------------------------
PERIODS ENDED DECEMBER 31, 2006                1 YEAR      5 YEARS    10 YEARS
-------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio Class A     -1.07%       4.30%       5.78%
AllianceBernstein Growth Portfolio Class B     -1.24%       4.06%      -0.57%*
Russell 3000 Growth Index                       9.46%       3.02%       5.34%
S&P 500 Stock Index                            15.78%       6.19%       8.42%

*  Since inception of the Portfolio's Class B shares inception date on 6/1/99.


ALLIANCEBERNSTEIN GROWTH PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/96 - 12/31/06


ALLIANCEBERNSTEIN GROWTH PORTFOLIO CLASS A: $17,540
RUSSELL 3000 GROWTH INDEX: $16,829
S&P 500 STOCK INDEX: $22,444


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   AllianceBernstein         Russell 3000        S&P 500
               Growth Portfolio Class A      Growth Index      Stock Index
-------------------------------------------------------------------------------
    12/31/96            $ 10,000               $ 10,000         $ 10,000
    12/31/97            $ 13,002               $ 12,874         $ 13,335
    12/31/98            $ 16,736               $ 17,382         $ 17,149
    12/31/99            $ 22,505               $ 23,262         $ 20,756
    12/31/00            $ 18,564               $ 18,047         $ 18,867
    12/31/01            $ 14,207               $ 14,505         $ 16,626
    12/31/02            $ 10,218               $ 10,439         $ 12,953
    12/31/03            $ 13,800               $ 13,672         $ 16,666
    12/31/04            $ 15,833               $ 14,619         $ 18,478
    12/31/05            $ 17,728               $ 15,375         $ 19,385
    12/31/06            $ 17,540               $ 16,829         $ 22,444

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Portfolio Class A shares (from 12/31/96 to 12/31/06)
as compared to the performance of the Portfolio's benchmark, the Russell 3000 Growth Index and the broad market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


4


GROWTH PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     BEGINNING              ENDING
                                   ACCOUNT VALUE        ACCOUNT VALUE       EXPENSES PAID        ANNUALIZED
GROWTH PORTFOLIO                   JULY 1, 2006       DECEMBER 31, 2006     DURING PERIOD*     EXPENSE RATIO*
-----------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                 $1,000             $1,094.50              $4.70              0.89%
Hypothetical (5% return before
  expenses)                            $1,000             $1,020.72              $4.53              0.89%

CLASS B
Actual                                 $1,000             $1,093.41              $6.02              1.14%
Hypothetical (5% return before
  expenses)                            $1,000             $1,019.46              $5.80              1.14%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


5


GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
WellPoint, Inc.                                 $  10,307,603           4.6%
Legg Mason, Inc.                                   10,008,765           4.4
Google, Inc. Class A                                9,983,207           4.4
Apple Computer, Inc.                                9,749,813           4.3
Goldman Sachs Group, Inc.                           9,604,683           4.3
Schlumberger Ltd.                                   9,186,622           4.1
Genentech, Inc.                                     9,180,671           4.1
American International Group, Inc.                  7,223,328           3.2
Boeing Co.                                          6,758,059           3.0
QUALCOMM, Inc.                                      6,676,737           3.0
                                                -------------         ------
                                                $  88,679,488          39.4%

SECTOR DIVERSIFICATION
DECEMBER 31, 2006
                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Finance                                         $  59,252,407          26.3%
Technology                                         56,444,541          25.1
Consumer Services                                  40,170,764          17.9
Health Care                                        39,102,812          17.4
Energy                                              9,186,622           4.1
Aerospace & Defense                                 6,758,059           3.0
Multi-Industry Companies                            3,759,636           1.7
Capital Goods                                       3,602,151           1.6
Consumer Staples                                    2,443,475           1.1
Consumer Manufacturing                              2,311,035           1.0
                                                -------------         ------
Total Investments*                                223,031,502          99.2
Cash and receivables, net of liabilities            1,764,688           0.8
                                                -------------         ------
Net Assets                                      $ 224,796,190         100.0%


*  Excludes short-term investments.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


6


GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------

COMMON STOCKS-99.2%

FINANCE-26.3%
BANKING-MONEY CENTER-2.5%
JPMorgan Chase & Co.                                  118,320     $   5,714,856

BROKERAGE & MONEY MANAGEMENT-15.8%
The Charles Schwab Corp.                              302,380         5,848,029
Goldman Sachs Group, Inc.                              48,180         9,604,683
Greenhill & Co., Inc.                                  56,090         4,139,442
Legg Mason, Inc.                                      105,300        10,008,765
Merrill Lynch & Co., Inc.                              64,650         6,018,915
                                                                  -------------
                                                                     35,619,834
INSURANCE-3.2%
American International Group, Inc.                    100,800         7,223,328

MISCELLANEOUS-4.8%
Chicago Mercantile Exchange Holdings, Inc.-Class A      7,423         3,783,874
Citigroup, Inc.                                        79,950         4,453,215
NYSE Group, Inc. (a)                                   11,890         1,155,708
State Street Corp.                                     19,300         1,301,592
                                                                  -------------
                                                                     10,694,389
                                                                  -------------
                                                                     59,252,407
TECHNOLOGY-25.1%
COMMUNICATION EQUIPMENT-3.0%
QUALCOMM, Inc.                                        176,680         6,676,737

COMMUNICATION SERVICES-0.7%
Monster Worldwide, Inc. (a)                            31,300         1,459,832

COMPUTER HARDWARE/STORAGE-6.0%
Apple Computer, Inc. (a)                              114,920         9,749,813
Sun Microsystems, Inc. (a)                            698,630         3,786,574
                                                                  -------------
                                                                     13,536,387
COMPUTER PERIPHERALS-1.1%
Network Appliance, Inc. (a)                            62,780         2,465,998

COMPUTER SERVICES-0.7%
Cognizant Technology Solutions Corp.-Class A (a)       14,250         1,099,530
Euronet Worldwide, Inc. (a)                            19,290           572,720
                                                                  -------------
                                                                      1,672,250
INTERNET MEDIA-4.4%
Google, Inc.-Class A (a)                               21,680         9,983,207

MISCELLANEOUS-2.0%
Amphenol Corp.--Class A                                72,420         4,495,834

SEMICONDUCTOR COMPONENTS-6.4%
Advanced Micro Devices, Inc. (a)                      266,425         5,421,749
Broadcom Corp.-Class A (a)                            156,350         5,051,668
NVIDIA Corp. (a)                                      105,360         3,899,374
                                                                  -------------
                                                                     14,372,791
SOFTWARE-0.8%
SAP AG (ADR)                                           33,550         1,781,505
                                                                  -------------
                                                                     56,444,541
CONSUMER SERVICES-17.9%
APPAREL-2.7%
Coach, Inc. (a)                                        51,020         2,191,819
Under Armour, Inc.-Class A (a)                         74,940         3,780,723
                                                                  -------------
                                                                      5,972,542
BROADCASTING & CABLE-2.8%
Comcast Corp.-Class A (a)                             147,210         6,231,400

MISCELLANEOUS-6.2%
CB Richard Ellis Group, Inc.-Class A (a)              189,300         6,284,760
Corporate Executive Board Co.                          50,680         4,444,636
Iron Mountain, Inc. (a)                                32,400         1,339,416
Strayer Education, Inc.                                18,300         1,940,715
                                                                  -------------
                                                                     14,009,527
RESTAURANTS & LODGING-1.2%
Chipotle Mexican Grill, Inc.-
  Class A (a)                                          47,600         2,713,200

RETAIL-GENERAL MERCHANDISE-5.0%
Coldwater Creek, Inc. (a)                              72,330         1,773,531
Dick's Sporting Goods, Inc. (a)                        89,030         4,361,580
Kohl's Corp. (a)                                       74,660         5,108,984
                                                                  -------------
                                                                     11,244,095
                                                                  -------------
                                                                     40,170,764
HEALTH CARE-17.4%
BIOTECHNOLOGY-6.4%
Genentech, Inc. (a)                                   113,160         9,180,671
Gilead Sciences, Inc. (a)                              78,440         5,093,109
                                                                  -------------
                                                                     14,273,780
DRUGS-3.2%
Merck & Co. Inc.                                       62,800         2,738,080
Teva Pharmaceutical Industries Ltd. (ADR)             146,830         4,563,476
                                                                  -------------
                                                                      7,301,556


7


GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
MEDICAL PRODUCTS-1.4%
Alcon, Inc.                                            28,690     $   3,206,681

MEDICAL SERVICES-6.4%
Medco Health Solutions, Inc. (a)                       31,160         1,665,191
UnitedHealth Group, Inc.                               43,700         2,348,001
WellPoint, Inc. (a)                                   130,990        10,307,603
                                                                  -------------
                                                                     14,320,795
                                                                  -------------
                                                                     39,102,812
ENERGY-4.1%
OIL SERVICE-4.1%
Schlumberger, Ltd.                                    145,450         9,186,622

AEROSPACE & DEFENSE-3.0%
AEROSPACE-3.0%
Boeing Co.                                             76,070         6,758,059

MULTI-INDUSTRY COMPANIES-1.7%
MULTI-INDUSTRY COMPANIES-1.7%
Danaher Corp.                                          51,900         3,759,636

CAPITAL GOODS-1.6%
ELECTRICAL EQUIPMENT-1.6%
Ametek, Inc.                                           53,700         1,709,808
Emerson Electric Co.                                   42,920         1,892,343
                                                                  -------------
                                                                      3,602,151
CONSUMER STAPLES-1.1%
HOUSEHOLD PRODUCTS-0.5%
Procter & Gamble Co.                                   18,340         1,178,712

RETAIL-FOOD & DRUG-0.6%
Whole Foods Market, Inc.                               26,950         1,264,763
                                                                  -------------
                                                                      2,443,475
CONSUMER MANUFACTURING-1.0%
BUILDING & RELATED-1.0%
NVR, Inc. (a)                                           3,583         2,311,035

Total Common Stocks
  (cost $170,967,268)                                               223,031,502

SHORT-TERM INVESTMENT-0.9%
TIME DEPOSIT-0.9%
The Bank of New York
  4.25% 1/02/07
  (cost $2,003,000)                                  $  2,003         2,003,000

TOTAL INVESTMENTS-100.1%
  (cost $172,970,268)                                               225,034,502
Other assets less liabilities-(0.1)%                                   (238,312)

NET ASSETS-100.0%                                                 $ 224,796,190


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See Notes to Financial Statements.


8


GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $172,970,268)         $ 225,034,502
  Cash                                                                      456
  Receivable for capital stock sold                                      91,861
  Dividends and interest receivable                                      91,755
  Total assets                                                      225,218,574

LIABILITIES
  Advisory fee payable                                                  145,418
  Printing fee payable                                                  104,051
  Payable for capital stock redeemed                                     73,085
  Custodian fee payable                                                  36,354
  Distribution fee payable                                               28,287
  Administrative fee payable                                             21,750
  Transfer Agent fee payable                                                 65
  Accrued expenses                                                       13,374
  Total liabilities                                                     422,384

NET ASSETS                                                        $ 224,796,190

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      11,211
  Additional paid-in capital                                        252,767,077
  Accumulated net realized loss on investment transactions          (80,046,332)
  Net unrealized appreciation of investments                         52,064,234
                                                                  $ 224,796,190

NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                         SHARES
CLASS               NET ASSETS        OUTSTANDING         VALUE
------------------------------------------------------------------------
A                 $ 93,458,781         4,609,613         $20.27
B                 $131,337,409         6,601,523         $19.90


See Notes to Financial Statements.


9


GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $16,769)             $  1,657,385
  Interest                                                               59,313
  Total investment income                                             1,716,698

EXPENSES
  Advisory fee                                                        1,883,490
  Distribution fee--Class B                                             364,558
  Transfer agency--Class A                                                2,208
  Transfer agency--Class B                                                3,084
  Custodian                                                             125,657
  Printing                                                               92,719
  Administrative                                                         86,750
  Audit                                                                  37,500
  Legal                                                                  17,813
  Directors' fees                                                         1,400
  Miscellaneous                                                           9,083
  Total expenses                                                      2,624,262
  Net investment loss                                                  (907,564)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                       30,221,262
  Net change in unrealized appreciation/depreciation of
    investments                                                     (35,533,738)
  Net loss on investment transactions                                (5,312,476)

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $ (6,220,040)


See Notes to Financial Statements.


10


GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                   YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                     2006              2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment loss                           $     (907,564)  $   (1,567,900)
  Net realized gain on investment
    transactions                                    30,221,262       31,913,461
  Net change in unrealized
    appreciation/depreciation
    of investments                                 (35,533,738)         224,967
  Net increase (decrease) in net assets
    from operations                                 (6,220,040)      30,570,528

CAPITAL STOCK TRANSACTIONS
  Net decrease                                     (60,113,680)     (29,684,827)
  Total increase (decrease)                        (66,333,720)         885,701

NET ASSETS
  Beginning of period                              291,129,910      290,244,209
  End of period (including
    accumulated net investment
    loss of $0 and $0, respectively)            $  224,796,190   $  291,129,910


See Notes to Financial Statements.


11


GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Growth Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek to provide long-term growth of capital. Current income was incidental to the Portfolio's objective. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.


13


GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Brokerage commissions paid on investment transactions for the year ended December 31, 2006, amounted to $293,443 of which $3,316 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                   PURCHASES         SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $  138,813,567   $  195,389,055
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $  173,465,408
Gross unrealized appreciation                                    $   54,879,278
Gross unrealized depreciation                                        (3,310,184)
Net unrealized appreciation                                      $   51,569,094

1. FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                SHARES                       AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              269,283       257,660   $   5,345,370   $   4,929,540
Shares redeemed       (1,689,477)   (1,731,181)    (33,240,111)    (31,847,558)
Net decrease          (1,420,194)   (1,473,521)  $ (27,894,741)  $ (26,918,018)

CLASS B
Shares sold              496,149     1,576,527   $   9,823,717   $  28,719,338
Shares redeemed       (2,210,469)   (1,731,169)    (42,042,656)    (31,486,147)
Net decrease          (1,714,320)     (154,642)  $ (32,218,939)  $  (2,766,809)

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or


15


GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $  (79,551,192)(a)
Unrealized appreciation/(depreciation)                           51,569,094(b)
Total accumulated earnings/(deficit)                         $  (27,982,098)

(a) On December 31, 2006, the Portfolio had a net capital loss carryforward of $79,551,192 of which $64,635,720 expires in the year 2010 and $14,915,472 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $30,545,514.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of dividends received.

During the current fiscal year, permanent differences primarily due to the net operating loss resulted in a net decrease in net investment loss, and a corresponding net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.


17


GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


19


GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $20.49        $18.30       $15.95       $11.81       $16.42

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.04)         (.08)        (.07)        (.06)        (.06)
Net realized and unrealized gain (loss)
  on investment transactions                    (.18)         2.27         2.42         4.20        (4.55)
Net increase (decrease) in net
  asset value from operations                   (.22)         2.19         2.35         4.14        (4.61)
Net asset value, end of period                $20.27        $20.49       $18.30       $15.95       $11.81

TOTAL RETURN
Total investment return based on
  net asset value (b)                          (1.07)%       11.97%       14.73%       35.06%      (28.08)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $93,459      $123,535     $137,345     $141,809     $121,439
Ratio to average net assets of:
  Expenses                                       .90%(c)       .88%         .88%         .89%         .88%
  Net investment loss                           (.22)%(c)     (.43)%       (.43)%       (.43)%       (.44)%
Portfolio turnover rate                           55%           49%          56%          49%          38%


See footnote summary on page 21.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $20.15        $18.05       $15.76       $11.70       $16.31

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.09)         (.12)        (.11)        (.09)        (.09)
Net realized and unrealized gain (loss)
  on investment transactions                    (.16)         2.22         2.40         4.15        (4.52)
Net increase (decrease) in net
  asset value from operations                   (.25)         2.10         2.29         4.06        (4.61)
Net asset value, end of period                $19.90        $20.15       $18.05       $15.76       $11.70

TOTAL RETURN
Total investment return based on
  net asset value (b)                          (1.24)%       11.64%       14.53%       34.70%      (28.26)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $131,337      $167,595     $152,899     $120,460      $71,724
Ratio to average net assets of:
  Expenses                                      1.15%(c)      1.13%        1.13%        1.14%        1.13%
  Net investment loss                           (.47)%(c)     (.68)%       (.68)%       (.68)%       (.69)%
Portfolio turnover rate                           55%           49%          56%          49%          38%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)  The ratio includes expenses attributable to costs of proxy solicitation.


21


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 12, 2007


22


GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President and Chief Executive Officer
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
NANCY P. JACKLIN(1)
MARSHALL C. TURNER, JR.(1)
EARL D. WEINER(1)

OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer ALAN E. LEVI(2), Vice President
EMILIE D. WRAPP, Secretary
JOSEPH J. MANTINEO, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller

CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENTS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCEBERNSTEIN GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) Mr. Alan E. Levi is the investment professional primarily responsible for the day-to-day management of and investment decisions for the Portfolio's portfolio.


23


GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                    PORTFOLIOS
                                                                                     IN FUND           OTHER
    NAME, ADDRESS*,                          PRINCIPAL                                COMPLEX       DIRECTORSHIP
         AGE,                               OCCUPATION(S)                           OVERSEEN BY       HELD BY
   (YEAR ELECTED**)                      DURING PAST 5 YEARS                         DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                Executive Vice President of AllianceBernstein           108         SCB Partners,
1345 Avenue of the Americas     L.P. ("the Adviser") since 2001 and Executive                     Inc. and SCB Inc.
New York, NY 10105              Managing Director of AllianceBernstein
49                              Investments, Inc. ("ABI") since 2003; prior
(2005)                          thereto, he was head of AllianceBernstein
                                Institutional Investments, a unit of the
                                Adviser from 2001-2003. Prior thereto,
                                Chief Executive Officer of Sanford C.
                                Bernstein & Co., LLC (institutional research
                                and brokerage arm of Bernstein & Co. LLC)
                                ("SCB & Co.") and its predecessor since
                                prior to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ***   Investment Adviser and an Independent                   110             None
Chairman of the Board           Consultant. He was formerly Senior Manager
74                              of Barrett Associates, Inc., a registered
(1990)                          investment adviser, with which he had been
                                associated since prior to 2002. He was formerly
                                Deputy Comptroller and Chief Investment
                                Officer of the State of New York and, prior
                                thereto, Chief Investment Officer of the
                                New York Bank for Savings.

David H. Dievler, #             Independent Consultant. Until December                  109             None
77                              1994, he was Senior Vice President of
(1990)                          AllianceBernstein Corporation ("AB
                                Corp.") (formerly, Alliance Capital
                                Management Corporation) responsible
                                for mutual fund administration. Prior to
                                joining AB Corp. in 1984, he was Chief
                                Financial Officer of Eberstadt Asset
                                Management since 1968. Prior to that,
                                he was a Senior Manager at Price
                                Waterhouse & Co.  Member of American
                                Institute of Certified Public Accountants
                                since 1953.

John H. Dobkin, #               Consultant. Formerly, President of Save                 108             None
65                              Venice, Inc. (preservation organization) from
(1992)                          2001-2002, Senior Advisor from June 1999-
                                June 2000 and President of Historic Hudson
                                Valley (historic preservation) from December
                                1989-May 1999. Previously, Director of the
                                National Academy of Design and during 1988
                                -1992, Director and Chairman of the Audit
                                Committee of AB Corp. (formerly, Alliance
                                Capital Management Corporation).


24


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                 PORTFOLIOS
                                                                                  IN FUND           OTHER
    NAME, ADDRESS*,                          PRINCIPAL                             COMPLEX       DIRECTORSHIP
         AGE,                               OCCUPATION(S)                        OVERSEEN BY       HELD BY
   (YEAR ELECTED**)                      DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
-------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #            Consultant since January 2004. Formerly,              108     Asia Pacific Fund, Inc.
63                              managing partner of Lexington Capital,                         and The Merger Fund
(2005)                          LLC (investment advisory firm) from
                                December 1997 until December 2003. Prior
                                thereto, Chairman and CEO of Prudential
                                Mutual Fund Management from 1987
                                to 1993.

D. James Guzy, #                Chairman of the Board of PLX Technology              108        Intel Corporation
70                              (semi-conductors) and of SRC Computers                       (semi-conductors) and
(2005)                          Inc., with which he has been associated                     Cirrus Logic Corporation
                                since prior to 2002. He is also President                       (semi-conductors)
                                of the Arbor Company (private family
                                investments).

Nancy P. Jacklin, #             Formerly, U.S. Executive Director of the             108               None
58                              International Monetary Fund (December
(2006)                          2002-May 2006); Partner, Clifford Chance
                                (1992-2002); Senior Counsel, International
                                Banking and Finance, and Associate General
                                Counsel, Citicorp (1985-1992); Assistant
                                General Counsel (International), Federal
                                Reserve Board of Governors (1982-1985);
                                and Attorney Advisor, U.S. Department of
                                the Treasury (1973-1982). Member of the
                                Bar of the District of Columbia and of
                                New York; and member of the Council
                                on Foreign Relations.

Marshall C. Turner, Jr., #      Principal of Turner Venture Associates               108        The George Lucas
65                              (venture capital and consulting), since prior                      Educational
(2005)                          to 2002. From 2003 until May 31, 2006, he                        Foundation and
                                was CEO of Toppan Photomasks, Inc.,                           National Datacast, Inc.
                                Austin, Texas (semi-conductor manufacturing
                                services).

Earl D. Weiner, #               Of Counsel, and Partner from 1976-2006,              107               None
67                              of the law firm Sullivan & Cromwell LLP,
(2007)                          specializing in investment management,
                                corporate and securities law; member of
                                Task Force on Fund Director's Guidebook,
                                Federal Regulation of Securities Committee.


* The address for each of the Fund's distinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, N.Y. 10105.

**  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***  Member of the Fair Value Pricing Committee.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


25


GROWTH PORTFOLIO
MANAGEMENT OF THE FUND (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*,            PRINCIPAL POSITION(S)                   PRINCIPAL OCCUPATION
       AGE                      HELD WITH FUND                        DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer               President and Chief         See biography above.
49                          Executive Officer

Philip L. Kirstein          Senior Vice President       Senior Vice President and Independent Compliance
61                          and Independent             Officer of the AllianceBernstein Funds, with which he
                            Compliance Officer          has been associated since October 2004. Prior thereto,
                                                        he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                        from October 2003 to October 2004, and General
                                                        Counsel of Merrill Lynch Investment Managers, L.P.
                                                        since prior to 2002 until March 2003.

Alan E. Levi                Vice President              Senior Vice President of the Adviser**, with which he
57                                                      has been associated since prior to 2002.

Emilie D. Wrapp              Secretary                   Senior Vice President, Assistant General Counsel and
51                                                      Assistant Secretary of ABI**, with which she has been
                                                        associated since prior to 2002.

Joseph J. Mantineo          Treasurer and Chief         Senior Vice President of AllianceBernstein Investor
47                          Financial Officer           Services, Inc. ("ABIS")**, with which he has been
                                                        associated since prior to 2002.

Thomas R. Manley            Controller                  Vice President of the Adviser**, with which he has been
55                                                      associated since prior to 2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at
(800) 227-4618 for a free prospectus or SAI.


26


GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Growth Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;


27


GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation


28


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 14 to 7 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 51 to 18 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Russell 3000 Growth Index (the "Index") for periods ended April 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (September 1994 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 4th quintile in the 1-year period, 2nd quintile in the 3- and 5-year periods and 3rd quintile in the 10-year period, and in the Performance Universe comparison the Portfolio was in the 4th quintile in the 1-year period and 3rd quintile in the 3-, 5- and 10-year periods. The comparative information showed


29


GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

that the Portfolio outperformed the Index in all periods reviewed except in the YTD period when it underperformed the Index. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 3 basis points and that as a result the total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was slightly higher than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was slightly higher than the Expense Group median and somewhat higher than the Expense Universe median. The directors concluded that the Portfolio's expense ratio was satisfactory.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not


30


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


31


GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein Growth Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolio grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                      ADVISORY FEE              NET ASSETS
                 BASED ON % OF AVERAGE           06/30/06
CATEGORY           DAILY NET ASSETS              ($MIL)           PORTFOLIO
-------------------------------------------------------------------------------
Growth         75 bp on 1st $2.5 billion         $230.1       Growth Portfolio
               65 bp on next $2.5 billion
               60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                       AS A % OF AVERAGE
PORTFOLIO                             AMOUNT            DAILY NET ASSETS
-------------------------------------------------------------------------------
Growth Portfolio                     $75,250                  0.03%


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)  Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Set forth below are the Portfolio's total expense ratios for the most recently completed fiscal year:

PORTFOLIO                        TOTAL EXPENSE RATIO            FISCAL YEAR
-------------------------------------------------------------------------------
Growth Portfolio                  Class A     0.88%             December 31
                                  Class B     1.13%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. To the extent that certain of these institutional relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applied to the Portfolio:

              NET ASSETS       ALLIANCEBERNSTEIN       EFFECTIVE AB      FUND
               06/30/06          INSTITUTIONAL        INSTITUTIONAL    ADVISORY
PORTFOLIO      ($MIL)           FEE SCHEDULE          ADVISORY FEE      FEE(4)
-------------------------------------------------------------------------------
Growth         $230.1    U.S. Growth Schedule            0.391%         0.750%
Portfolio                80 bp on the first $25 million
                         50 bp on the next $25 million
                         40 bp on the next $50 million
                         30 bp on the next $100 million
                         25 on the balance
                         Minimum account size $10m


(4) Fund advisory information was provided by Lipper. See Section II for additional discussion.


33


GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser also manages AllianceBernstein Growth Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Growth Fund:

                        ALLIANCEBERNSTEIN
PORTFOLIO                  MUTUAL FUND                  FEE SCHEDULE
-------------------------------------------------------------------------------
Growth Portfolio           Growth Fund            75 bp on 1st $2.5 billion
                                                  65 bp on next $2.5 billion
                                                  60 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(5) for the Luxembourg fund which has a similar investment style as the Portfolio:

FUND                                                            FEE
-------------------------------------------------------------------------------
Equity Growth                                                  1.50%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(6)

                                 Effective             Lipper
Portfolio                    Management Fee(7)     Group Median        Rank
-------------------------------------------------------------------------------
Growth Portfolio                  0.750                0.750           6/14

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(8) and Lipper Expense Universe.(9) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                                   LIPPER      LIPPER      LIPPER      LIPPER
                     EXPENSE       GROUP        GROUP     UNIVERSE    UNIVERSE
PORTFOLIO          RATIO(%)(10)   MEDIAN(%)     RANK      MEDIAN(%)     RANK
-------------------------------------------------------------------------------
Growth Portfolio      0.880        0.859        9/14       0.820       27/39

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


(5) The "all-in" fee shown is for the Class A shares of Equity Growth. This fee covers investment advisory services and distribution related services.

(6) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(7) The effective management fee rate for the Portfolio does not reflect expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(8) Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10)  Most recently completed fiscal year Class A share total expense ratio.


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio decreased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. ("ABI"), the Portfolio's distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

PORTFOLIO                                             12B-1 FEES RECEIVED
-------------------------------------------------------------------------------
Growth Portfolio                                           $384,383

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

PORTFOLIO                                            ADVISER PAYMENT TO ABI
-------------------------------------------------------------------------------
Growth Portfolio                                            $448,996

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(11)

The Portfolio effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolio's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Portfolio is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic


(11) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.


35


GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance rankings of the Portfolio(12) relative to its Lipper Performance Group(13) and Lipper Performance Universe(14) for the periods ended April 30, 2006:

GROWTH PORTFOLIO                   GROUP           UNIVERSE
---------------------------------------------------------------------
1 year                             10/14            39/51
3 year                              4/14            22/49
5 year                              5/13            21/43
10 year                              4/7            10/18

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)(15) versus its benchmarks:(16)

                                       PERIODS ENDING APRIL 30, 2006
                                        PERFORMANCE RETURNS (%)(17)
-------------------------------------------------------------------------------
                                                                       SINCE
PORTFOLIO                    1 YEAR    3 YEAR     5 YEAR   10 YEAR   INCEPTION
-------------------------------------------------------------------------------
GROWTH PORTFOLIO              20.74     20.38      4.61      8.02      10.83
Russell 3000 Growth Index     14.40     15.78      2.21      6.35       8.95


(12)  The performance rankings are for the Class A shares of the Portfolio.

(13)  The Lipper Performance Group is identical to the Lipper Expense Group.

(14) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(15)  The performance returns shown are for the Class A shares of the Portfolio.

(16) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.

(17) The performance returns are annualized except for periods less than a year.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


37





AllianceBernstein
Variable Products Series Fund, Inc.


Annual Report
December 31, 2006


> AllianceBernstein International Research
  Growth Portfolio


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


INVESTMENT PRODUCTS OFFERED
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT ALLIANCEBERNSTEIN'S WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR GO TO THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEIN(R) AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.

INTERNATIONAL RESEARCH GROWTH
PORTFOLIO

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

LETTER TO INVESTORS

February 2, 2007
The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Research Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Examples of the types of market sectors into which the Adviser may invest the Portfolio's assets include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. A senior industry analyst for each sector is responsible for stock selection within that sector.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its benchmarks, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the MSCI all country (AC) World ex-U.S. Index for the one-, five- and 10-year periods ended December 31, 2006.

For the annual reporting period ended December 31, 2006, the Portfolio's Class A shares modestly outperformed the MSCI EAFE Index and slightly underperformed the MSCI AC World ex-U.S. Index. Its Class B shares modestly underperformed both benchmarks. The year under review was characterized by volatile markets.

During the first half of 2006, the Portfolio benefited from stocks positively exposed to capital expenditure related to tight energy supply and rising material prices. Financial stocks also gained from strong global markets in the first quarter of 2006. During this period defensive sectors, particularly health care, performed well. During the second half of the annual reporting period, global markets rallied and the Portfolio was positively exposed to financial, energy, materials, telecommunications and consumer discretionary stocks. The Portfolio gained from exposure to stocks in the energy, consumer discretionary, telecommunications and financial sectors.

Conversely, health care and information technology stocks underperformed the MSCI EAFE Index during the annual period ended December 31, 2006. During the second quarter, emerging market-exposed stocks suffered from the pullback in markets as interest-rate and inflationary fears sharpened.

MARKET REVIEW AND INVESTMENT STRATEGY

2006 began with robust economic growth, particularly from emerging markets and Asia ex-Japan, and led by China. Europe and Japan also demonstrated improving rates of growth. Capital markets also started the year in a robust fashion given the benign economic backdrop. Commodity prices began the year strongly and energy prices proved to be volatile, although at high levels. As a result of continued economic strength, central banks continued to increase interest rates to curb potential inflationary pressures.

During the second quarter, global markets, most notably emerging markets, saw marked declines as investors feared that inflation-fueled rate hikes would slow economic growth, and hawkish comments from the new U.S. Federal Reserve Chairman added to market volatility. During the second half of 2006, equity markets rallied as inflation fears abated and long bond yields declined. The housing market in the U.S. also showed signs of slowing economic growth, and commodity and energy prices abated. Corporate cash flows remained robust and there were increasing signs of mergers & acquisitions activity. However, consumers around the world, particularly in the U.S., have been impacted by higher global interest rates and absolute commodity prices.

The Portfolio started the year with an overweight position in the energy sector, with an emphasis on oil producers and oil services, and an underweight position in metals/mining, chemical and utilities. The energy weight was reduced due to warm weather and the underweight to the oil producers in the second half due to weakness in oil prices. During the second quarter, metals and mining sectors were increased due to strong economic growth from China and resulting demand for copper, nickel, zinc and iron ore.

In the consumer sectors, the Portfolio's Management Team (the "Team") looked to gain exposure to a recovery in European consumer confidence, particularly in France, although it remained cautious in the U.K. during the first quarter. Due to rising oil prices and interest rates the Portfolio reduced its exposure to companies geared to emerging markets and the U.S. consumer. In the financial sector, the Portfolio maintained an overweight exposure to capital market-exposed stocks due to a favorable capi-


1


INTERNATIONAL RESEARCH GROWTH
PORTFOLIO

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

tal market backdrop, a healthy mergers & acquisitions outlook and benign credit environment. Exposure to emerging market financials was reduced during the first quarter due to continued inflationary concerns and interest-rate rises. The Portfolio was overweight in European financials due to improving economic activity. In the health care sector, the Portfolio held a modestly overweight position due to an attractive valuation relative to history. Within the health care sector, the focus remained on large market capitalization stocks in Europe and Japan while emphasizing dental implants in the medical technology sector and selected generic plays.

On the industrial side, the Portfolio was underweight while the Team's focus was on late-cycle businesses dependent on construction activities and capital expenditure (the "cap ex") by industry and utilities. The Portfolio had limited exposure to manufacturing cap ex-related companies and transportation stocks. In the auto sector, the Portfolio was underweight during the first half of 2006 but diminished this negative weighting after gasoline prices stopped rising, and began favoring Japanese original equipment manufacturers that have been gaining market shares with attractive fuel efficient models. Within the technology sector, the Team focused on stocks exposed to corporations as opposed to consumer spending, and selected stocks in the Asian ex-Japan region. In the telecommunications sector, the Team focused on stocks exposed to emerging markets mobile telephony, European broadband and specific mid-cap opportunities, while avoiding exposure to large integrated domestic telecommunications companies.


2


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

INTERNATIONAL RESEARCH GROWTH PORTFOLIO
HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index nor the unmanaged MSCI AC World ex-U.S. Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The MSCI AC World ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including the Portfolio.

Net returns approximate the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties. In calculating gross returns, the amount of the dividend reinvested is the dividend distributed to individuals resident in the country of the company, but does not include tax credit.

A Word About Risk

Substantially all of the Portfolio's assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. The Portfolio may at times buy and sell foreign currencies or enter into forward foreign currency exchange contracts and can invest up to 50% of its assets in such financial instruments. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 10% of its total assets in illiquid securities or make loans of portfolio securities of up to 30% of its total assets. In addition, the Portfolio may also enter into repurchase agreements of up to seven days' duration for up to 10% of the Portfolio's total assets. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)


3


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

THE PORTFOLIO VS. ITS BENCHMARKS                          Returns
PERIODS ENDED DECEMBER 31, 2006               1 Year      5 Years      10 Years
-------------------------------------------------------------------------------
AllianceBernstein International Research
  Growth Portfolio Class A                    26.45%       14.59%        7.25%
AllianceBernstein International Research
  Growth Portfolio Class B                    26.11%       14.28%       14.46%*
MSCI EAFE Index                               26.34%       14.98%        7.71%
MSCI AC World ex-U.S. Index (Net)             26.65%       16.42%
MSCI AC World ex-U.S. Index (Gross)           27.16%       16.88%        8.59%

* Since inception of the Portfolio's Class B shares inception date on 10/26/01.

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH
GROWTH PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/96-12/31/06


MSCI AC WORLD EX-U.S. INDEX (GROSS): $22,793

MSCI EAFE INDEX: $21,009

ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH PORTFOLIO CLASS A: $20,137


[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

                            AllianceBernstein
                               International                      MSCI AC World
                              Research Growth     MSCI EAFE       ex-U.S. Index
                             Portfolio Class A      Index             (Gross)
-------------------------------------------------------------------------------
12/31/96                          10000             10000             10000
12/31/97                          10333             10178             10204
12/31/98                          11678             12213             11680
12/31/99                          16377             15506             15289
12/31/00                          13124             13309             12983
12/31/01                          10191             10455             10452
12/31/02                           8634              8789              8919
12/31/03                          11361             12180             12612
12/31/04                          13363             14646             15306
12/31/05                          15923             16629             17925
12/31/06                          20137             21009             22793


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Research Growth Portfolio Class A Shares (from 12/31/96 TO 12/31/06) as compared to the performance of the portfolio's benchmarks, the MSCI EAFE Index and the MSCI AC WORLD EX-U.S. Index (gross).
Net returns for the MSCI AC WORLD EX-U.S. Index are not available for the full 10-year interval from 12-31-96 to 12-31-06. Therefore, gross returns are used. The chart assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on previous page.

4


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
FUND EXPENSES

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning         Ending
                                           Account Value     Account Value    Expenses Paid    Annualized
International Research Growth Portfolio    July 1, 2006   December 31, 2006   During Period*  Expense Ratio*
-------------------------------------------------------------------------------------------------------------
Class A
Actual                                        $1,000          $1,167.02           $6.94          1.27%
Hypothetical (5% return before
  expenses)                                   $1,000          $1,018.80           $6.46          1.27%

Class B
Actual                                        $1,000          $1,165.81           $8.30          1.52%
Hypothetical (5% return before
  expenses)                                   $1,000          $1,017.54           $7.73          1.52%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


5


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

COMPANY                                    U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Credit Suisse Group                          $3,178,163             4.0%
UBS AG                                        2,197,035             2.7
Xstrata PLC                                   1,572,203             2.0
Rio Tinto PLC                                 1,568,952             2.0
Novartis AG                                   1,549,728             1.9
Nomura Holdings, Inc.                         1,541,250             1.9
QBE Insurance Group Ltd.                      1,494,581             1.9
UniCredito Italiano SpA                       1,484,904             1.9
MacQuarie Bank Ltd.                           1,477,624             1.8
Banco Bilbao Vizcaya Argentaria SA            1,473,365             1.8
                                            -----------          ------
                                            $17,537,805            21.9%
SECTOR DIVERSIFICATION
December 31, 2006

SECTOR                                     U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Finance                                     $25,495,188            31.9%
Basic Industry                                8,246,488            10.3
Consumer Services                             7,899,668             9.9
Technology                                    7,122,403             8.9
Health Care                                   6,877,907             8.6
Consumer Staples                              6,586,299             8.3
Consumer Manufacturing                        5,663,253             7.1
Energy                                        5,444,255             6.8
Capital Goods                                 2,342,621             2.9
Utilities                                     1,853,109             2.3
Aerospace & Defense                             887,009             1.1
Multi-Industry Companies                        659,291             0.8
                                            -----------          ------
Total Investments*                           79,077,491            98.9
Cash and receivables, net of liabilities        920,042             1.1
                                            -----------          ------
Net Assets                                  $79,997,533           100.0%



* Excludes short-term investments.

  Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


6


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

COUNTRY                                    U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Switzerland                                 $13,084,709            16.4%
Japan                                        12,694,753            15.9
United Kingdom                               10,559,558            13.2
France                                        7,706,926             9.6
Australia                                     5,408,985             6.8
Ireland                                       3,682,951             4.6
China                                         3,544,357             4.4
Italy                                         3,465,168             4.3
Brazil                                        2,704,951             3.4
Spain                                         2,630,859             3.3
Taiwan                                        1,677,622             2.1
Bermuda                                       1,420,506             1.8
Other*                                       10,496,146            13.1
                                            ------------------------------
Total Investments**                          79,077,491            98.9
Cash and receivables, net of liabilities        920,042             1.1
-                                           ------------------------------
Net Assets                                  $79,997,533           100.0%


* The Portfolio's country breakdown is expressed as a percentage of total net assets and may vary over time. "Other" represents less than 1.8% weightings in the following countries: Austria, Egypt, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Mexico, Netherlands, Russia, South Africa, Sweden, Turkey, and United States.

**  Excludes short-term investments.


7


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-98.9%
FINANCE-31.9%
BANKING-MONEY
  CENTER-12.2%
Anglo Irish Bank Corp. PLC                       66,662       $1,372,465
Banco Bilbao Vizcaya
  Argentaria SA                                  61,325        1,473,365
Bank Mandiri Persero
  Tbk PT                                      1,540,500          499,185
BNP Paribas SA                                    9,869        1,073,631
Credit Suisse Group                              45,586        3,178,163
Mitsubishi UFJ Financial
  Group, Inc.                                       105        1,302,609
Standard Chartered PLC                           28,373          826,542
                                                               ---------
                                                               9,725,960
BANKING-REGIONAL-7.0%
Allied Irish Banks PLC                           38,779        1,156,987
China Construction
  Bank-Class H                                1,542,000          980,741
Macquarie Bank Ltd.                              23,773        1,477,624
Turkiye Is Bankasi-Class C                      107,835          488,400
UniCredito Italiano SpA                         169,864        1,484,904
                                                               ---------
                                                               5,588,656
BROKERAGE & MONEY
  MANAGEMENT-4.8%
BlueBay Asset Management/
  United Kingdom (a)                             62,338          478,462
Man Group PLC                                    84,657          864,100
Nomura Holdings, Inc.                            81,700        1,541,250
Partners Group (a)                                7,959          960,408
                                                               ---------
                                                               3,844,220
INSURANCE-2.7%
QBE Insurance Group, Ltd.                        65,873        1,494,581
Swiss Reinsurance                                 7,804          661,396
                                                               ---------
                                                               2,155,977
MISCELLANEOUS-4.8%
Investimentos Itau, SA                           82,900          423,715
ORIX Corp.                                        4,320        1,252,766
UBS AG                                           36,304        2,197,035
                                                               ---------
                                                               3,873,516
REAL ESTATE-0.4%
Urbi Desarrollos Urbanos SA
  de C.V (a)                                     85,000          306,859
                                                               ---------
                                                              25,495,188
BASIC INDUSTRY-10.3%
CHEMICALS-1.4%
Bayer AG                                          8,511          456,441
Hitachi Chemical Co., Ltd.                       23,700          653,077
                                                               ---------
                                                               1,109,518
MINING & METALS-8.9%
China Shenhua Energy Co.
  Ltd.-Class H                                  480,000        1,153,940
Cia Vale do Rio Doce
  (Sponsored) (ADR)                              48,800        1,281,000
MMC Norilsk Nickel (ADR)                          2,518          395,326
Rio Tinto PLC                                    29,605        1,568,952
Xstrata PLC                                      31,596        1,572,203
Zinifex Ltd.                                     79,078        1,165,549
                                                               ---------
                                                               7,136,970
                                                               ---------
                                                               8,246,488
CONSUMER
  SERVICES-9.9%
AIRLINES-0.4%
easyJet PLC (a)                                  23,397          280,821

APPAREL-1.0%
Geox SpA                                         53,081          823,314

BROADCASTING &
  CABLE-1.4%
Grupo Televisa, SA (ADR)                         16,800          453,768
Societe Television
  Francaise 1                                    18,801          696,739
                                                               ---------
                                                               1,150,507
CELLULAR
  COMMUNICATIONS-2.2%
America Movil SA de CV
  Series L (ADR)                                 10,100          456,722
Bharti Tele-Ventures (a)                         23,964          341,159
China Mobile Ltd.                                52,000          448,238
Orascom Telecom Holding
  SAE (GDR) (b)                                   3,805          251,130
Vimpel-Communications
(ADR) (a)                                         3,200          252,640
                                                               ---------
                                                               1,749,889
ENTERTAINMENT &
  LEISURE-1.1%
OPAP, SA                                          6,793          262,328
ProSiebenSat.1 Media AG                          20,628          655,039
                                                               ---------
                                                                 917,367
GAMING-0.6%
IG Group Holdings PLC                            75,806          431,180

PRINTING &
  PUBLISHING-0.4%
Naspers Ltd.-Class N                             14,183          336,196

RESTAURANTS &
  LODGING-1.5%
Accor, SA                                        10,078          779,288
Ctrip.com International Ltd.
  (ADR)                                           7,000          437,360
                                                               ---------
                                                               1,216,648


8


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

RETAIL - GENERAL
  MERCHANDISE-1.3%
Esprit Holdings Ltd.                             57,000         $634,893
Marks & Spencer Group PLC                        25,607          358,853
                                                               ---------
                                                                 993,746
                                                               ---------
                                                               7,899,668
TECHNOLOGY-8.9%
COMMUNICATION
  SERVICES-1.4%
Fastweb                                          12,643          721,341
Iliad SA                                          2,652          229,207
Neuf Cegetel (a)                                  3,898          138,415
                                                               ---------
                                                               1,088,963
COMPUTER HARDWARE/
  STORAGE-0.4%
NEC Corp.                                        63,000          302,096

COMPUTER
  PERIPHERALS-0.3%
High Tech Computer Corp.                         14,000          276,132

COMPUTER SERVICES-1.8%
CapGemini, SA                                    13,819          864,584
Infosys Technologies Ltd.
  (ADR)                                          11,300          616,528
                                                               ---------
                                                               1,481,112
MISCELLANEOUS-2.4%
Canon, Inc.                                      20,200        1,137,263
Hoya Corp.                                       19,700          767,844
Keyence Corp.                                        40            9,874
                                                               ---------
                                                               1,914,981
SEMICONDUCTOR CAPITAL
  EQUIPMENT-0.4%
ASML Holding NV (a)                              13,620          336,120

SEMICONDUCTOR
  COMPONENTS-1.8%
Advanced Semiconductor
Engineering, Inc. (a)                           342,000          383,947
Novatek Microelectronics Ltd                    125,000          563,022
Radiant Opto-Electronics
  Corp.                                         285,000          454,520
                                                               ---------
                                                               1,401,489
SOFTWARE-0.4%
LogicaCMG PLC                                    88,588          321,510
                                                               ---------
                                                               7,122,403
HEALTH CARE-8.6%
DRUGS-6.9%
Chugai Pharmaceutical Co.
  Ltd.                                            9,200          189,407
Daiichi Sankyo Co. Ltd.                          10,200          318,177
Merck KGaA                                        2,346          243,472
Novartis AG                                      26,977        1,549,728
Richter Gedeon Nyrt.                              1,321          300,696
Roche Holding AG                                  7,971        1,426,120
Sanofi-Aventis                                    9,748          898,772
Shionogi & Co. Ltd.                              10,000          196,392
Teva Pharmaceutical Industries
  Ltd. (ADR)                                     11,900          369,852
                                                               ---------
                                                               5,492,616

MEDICAL PRODUCTS-1.7%
Essilor International, SA                         7,631          819,250
Nobel Biocare Holding AG                          1,919          566,041
                                                               ---------
                                                               1,385,291
                                                               ---------
                                                               6,877,907
CONSUMER STAPLES-8.3%
BEVERAGES-2.6%
Pernod-Ricard, SA                                 4,032          924,366
SABMiller PLC                                    48,446        1,112,375
                                                               ---------
                                                               2,036,741
COSMETICS-0.6%
Kose Corp.                                       15,200          459,393

FOOD-2.2%
China Mengniu Dairy
  Co. Ltd.                                      200,000          524,078
Nestle, SA                                        3,471        1,231,188
                                                               ---------
                                                               1,755,266
MISCELLANEOUS-1.5%
Punch Taverns PLC                                47,509        1,187,957

TOBACCO-1.4%
Altadis SA                                        9,137          477,347
British American Tobacco
  PLC                                            23,913          669,595
                                                               ---------
                                                               1,146,942
                                                               ---------
                                                               6,586,299
CONSUMER
  MANUFACTURING-7.1%
AUTO & RELATED-3.6%
Denso Corp.                                      13,900          551,146
Honda Motor Co. Ltd.                             15,700          619,666
Tata Motors Ltd.                                 16,240          329,777
Toyota Motor Corp.                               20,100        1,345,233
                                                               ---------
                                                               2,845,822


9


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

                                                 Shares or
                                                 Principal
                                                  Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
BUILDING &
  RELATED-3.5%
CRH PLC                                          27,742       $1,153,499
Daiwa House Industry Co.
  Ltd.                                           22,000          381,259
Vinci, SA                                        10,064        1,282,673
                                                               ---------
                                                               2,817,431
                                                               ---------
                                                               5,663,253
ENERGY-6.8%
INTERNATIONAL-1.8%
ENI SpA                                          12,951          435,609
Petroleo Brasileiro SA (ADR)                     10,700        1,000,236
                                                               ---------
                                                               1,435,845
OIL SERVICE-5.0%
GlobalSantaFe Corp.                              22,400        1,316,672
Nabors Industries Ltd. (a)                       47,700        1,420,506
WorleyParsons Ltd.                               75,700        1,271,232
                                                               ---------
                                                               4,008,410
                                                               ---------
                                                               5,444,255
CAPITAL GOODS-2.9%
ELECTRICAL
  EQUIPMENT-0.4%
Atlas Copco AB-Class A                            9,581          320,801

ENGINEERING &
  CONSTRUCTION-1.6%
ABB Ltd.                                         73,412        1,314,630

MISCELLANEOUS-0.9%
NGK Insulators Ltd.                              27,000          417,457
Nitto Denko Corp.                                 5,800          289,733
                                                               ---------
                                                                 707,190
                                                               ---------
                                                               2,342,621
UTILITIES-2.3%
TELEPHONE UTILITY-2.3%
Hellenic Telecommunications
  Organization SA (a)                            12,000          359,004
Nippon Telegraph & Telephone
  Corp.                                              61          300,821
Telefonica SA                                    32,036          680,147
Telekom Austria AG                                9,820          262,215
TeliaSonera AB                                   30,658          250,922
                                                               ---------
                                                               1,853,109
AEROSPACE &
  DEFENSE-1.1%
AEROSPACE-1.1%
BAE Systems PLC                                 106,694          887,009

MULTI-INDUSTRY
  COMPANIES-0.8%
MULTI-INDUSTRY
  COMPANIES-0.8%
Mitsui & Co. Ltd.                                44,000          659,291

Total Common Stocks
  (cost $57,628,897)                                          79,077,491

SHORT-TERM
  INVESTMENT-1.0%
TIME DEPOSIT-1.0%
The Bank of New York
  4.25%, 1/02/07
  (cost $835,000)                              $    835          835,000

TOTAL
  INVESTMENTS-99.9%
  cost $58,463,897)                                           79,912,491
Other assets less
  liabilities-0.1%                                                85,042
                                                               ---------
NET ASSETS-100.0%                                            $79,997,533


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the market value of this security amounted to $251,130 or 0.3% of net assets.

     Glossary:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

See Notes to Financial Statements.


10


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $58,463,897)           $79,912,491
  Foreign cash, at value (cost $842,076)                               858,719
  Receivable for investment securities sold and foreign
    currency contracts                                                 672,569
  Dividends and interest receivable                                    139,471
  Total assets                                                      81,583,250
LIABILITIES
  Due to custodian                                                      22,214
  Payable for investment securities purchased and foreign
    currency contracts                                                 806,165
  Payable for capital stock redeemed                                   581,131
  Advisory fee payable                                                  50,538
  Foreign capital gain tax payable                                      24,807
  Administrative fee payable                                            21,750
  Distribution fee payable                                               2,525
  Transfer Agent fee payable                                                65
  Accrued expenses                                                      76,522
  Total liabilities                                                  1,585,717
NET ASSETS                                                         $79,997,533
COMPOSITION OF NET ASSETS
  Capital stock, at par                                                 $3,517
  Additional paid-in capital                                        51,489,737
  Undistributed net investment income                                  486,962
  Accumulated net realized gain on investment and foreign
    currency transactions                                            6,571,121
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     21,446,196
                                                                   -----------
                                                                   $79,997,533

Net Asset Value Per Share--1 billion shares of capital stock authorized, $.001 par value

                                                      Shares           Net Asset
Class                               Net Assets     Outstanding           Value
-------------------------------------------------------------------------------
A                                  $67,981,272       2,984,250          $22.78
B                                  $12,016,261         532,495          $22.57


See Notes to Financial Statements.


11


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $156,861) $1,477,249
  Interest                                                            59,224
  Total investment income                                          1,536,473
EXPENSES
  Advisory fee                                                       588,265
  Distribution fee--Class B                                           28,207
  Transfer agency--Class A                                             3,191
  Transfer agency--Class B                                               543
  Custodian                                                          225,132
  Administrative                                                      86,750
  Audit                                                               37,500
  Printing                                                            32,052
  Legal                                                                4,151
  Directors' fees                                                      1,400
  Miscellaneous                                                        2,204
  Total expenses                                                   1,009,395
  Net investment income                                              527,078
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                       12,776,864
    Foreign currency transactions                                    (11,924)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                    4,468,939(a)
    Foreign currency denominated assets and liabilities               18,386
  Net gain on investment and foreign currency transactions        17,252,265
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $17,779,343


(a)  Net of accrued foreign capital gain taxes of $24,844.

     See Notes to Financial Statements.


12


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

                                                      Year Ended    Year Ended
                                                     December 31,   December 31,
                                                         2006          2005
                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                               $527,078        $428,199
  Net realized gain on investment and foreign
    currency transactions                           12,764,940       8,306,637
  Net change in unrealized appreciation/
    depreciation of investments and foreign
    currency denominated assets and liabilities      4,487,325       3,589,230
  Net increase in net assets from operations        17,779,343      12,324,066
DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                           (276,971)       (294,913)
    Class B                                            (27,309)        (29,392)
CAPITAL STOCK TRANSACTIONS
  Net decrease                                     (13,056,548)     (1,826,950)
  Total increase                                     4,418,515      10,172,811
NET ASSETS
  Beginning of period                               75,579,018      65,406,207

  End of period (including undistributed net
    investment income of $486,962 and $276,088,
    respectively)                                  $79,997,533     $75,579,018


See Notes to Financial Statements.


13


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

The AllianceBernstein International Research Growth Portfolio (the "Portfolio"), formerly AllianceBernstein International Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (i.e., companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the


14


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.


15


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Brokerage commissions paid on investment transactions for the year ended December 31, 2006 amounted to $273,178, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                    Purchases         Sales
                                                   -----------     -----------
Investment securities (excluding U.S. government
  securities)                                      $59,718,781     $71,981,223
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                               $58,569,984
Gross unrealized appreciation                                      $21,542,755
Gross unrealized depreciation                                         (200,248)
Net unrealized appreciation                                        $21,342,507

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.


16


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     December 31,   December 31,  December 31,    December 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Shares sold              324,654       402,864      $6,617,370      $6,471,208
Shares issued in
  reinvestment
  of dividends            14,547        19,492         276,971          294,913
Shares redeemed         (974,629)     (624,734)    (19,408,701)     (10,035,872)
Net decrease            (635,428)     (202,378)   $(12,514,360)     $(3,269,751)

Class B
Shares sold              173,170       263,445      $3,452,225      $4,216,301
Shares issued in
  reinvestment
  of dividends             1,446         1,958          27,309          29,392
Shares redeemed         (204,263)     (169,734)     (4,021,722)     (2,802,892)
Net increase (decrease)  (29,647)       95,669       $(542,188)     $1,442,801


17


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

NOTE F: Risks Involved in Investing in the Portfolio

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                        2006            2005
                                                     ---------        ---------
Distributions paid from:
  Ordinary income                                     $304,280        $324,305
Total taxable distributions                            304,280         324,305
Total distributions paid                              $304,280        $324,305

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                      $803,705
Undistributed long term capital gains                             6,381,072
Accumulated capital and other losses                                (20,607)(a)
Unrealized appreciation/(depreciation)                           21,340,109(b)
Total accumulated earnings/(deficit)                            $28,504,279

(a) On December 31, 2006, the Portfolio had a net capital loss carryforward of $20,607 of which $20,607 will expire in the year 2008. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust Global Equity Portfolio, may apply. During the fiscal year, the Portfolio utilized capital loss carryforwards of $6,087,308.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency gains/losses resulted in a net decrease in undistributed net investment income, and a net increase to accumulated net realized gain on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.


18


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints

19


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney GEneral of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated


20


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.



21


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                Year Ended December 31,
                                            -----------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $18.09       $15.26       $13.01        $9.90       $11.69
Income From Investment Operations
Net investment income (a)                        .14          .11          .08(b)       .02           -0-(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  4.63         2.80         2.20         3.11        (1.78)
Contribution from Adviser                         -0-          -0-         .01           -0-          -0-
Net increase (decrease) in net asset value
  from operations                               4.77         2.91         2.29         3.13        (1.78)
Less: Dividends
Dividends from net investment income            (.08)        (.08)        (.04)        (.02)        (.01)
Net asset value, end of period                $22.78       $18.09       $15.26       $13.01        $9.90
Total Return
Total investment return based on
  net asset value (c)                          26.45%       19.16%       17.62%       31.59      %(15.28)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $67,982      $65,496      $58,341      $53,425      $46,478
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.25%(d)     1.30%        1.33%        1.80%        1.36%
  Expenses, before waivers and
    reimbursements                              1.25%(d)     1.30%        1.50%        1.80%        1.66%
  Net investment income                          .71%(d)      .67%         .63%(b)      .22%         .04%(b)
Portfolio turnover rate                           79%          93%         128%          96%          70%


See footnote summary on page 23.


22


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                Year Ended December 31,
                                            -----------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $17.94       $15.15       $12.93        $9.87       $11.68
Income From Investment Operations
Net investment income (loss) (a)                 .09          .06          .05(b)      (.02)        (.03)(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  4.59         2.79         2.20         3.09        (1.78)
Net increase (decrease) in net asset value
  from operations                               4.68         2.85         2.25         3.07        (1.81)
Less: Dividends
Dividends from net investment income            (.05)        (.06)        (.03)        (.01)          -0-
Net asset value, end of period                $22.57       $17.94       $15.15       $12.93        $9.87
Total Return
Total investment return based on
  net asset value (c)                          26.11%       18.85%       17.41%       31.11%      (15.50)%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $12,016      $10,083       $7,065       $2,766         $467
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.50%(d)     1.56%        1.56%        2.05%        1.63%
  Expenses, before waivers and
    reimbursements                              1.50%(d)     1.56%        1.73%        2.05 %       1.92%
  Net investment income (loss)                   .46%(d)      .39%         .35%(b)     (.17)%       (.25)%(b)
Portfolio turnover rate                           79%          93%         128%          96%          70%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.


23


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein International Research Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein International Research Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (formerly AllianceBernstein International Portfolio) (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Research Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 12, 2007


TAX INFORMATION (unaudited)

The Portfolio intends to make the election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolio to their shareholders. For the fiscal year ended December 31, 2006, the total amount of foreign taxes that may be passed through to the shareholders was $155,346. The foreign sources of income for information reporting purposes was $1,382,192.


24


INTERNATIONAL RESEARCH GROWTH
PORTFOLIO

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and
  Independent Compliance Officer
Hiromitsu Agata(2), Vice President
Edward D. Baker, III, Vice President
Isabel Buccellati(2), Vice President
William Johnston(2), Vice President
Siobhan McManus, Vice President
Michele Patri(2), Vice President
Paul C. Rissman, Vice President
Thomas A. Schmitt(2), Vice President
Valli Srikanthapalan(2), Vice President
Christopher M. Toub, Vice President
Atsushi Yamamoto(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and
  Chief Financial Officer
Thomas R. Manley, Controller

CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolio's portfolio are made by the Adviser's International Research Growth senior sector analysts with oversight by the Adviser's International Research Growth Portfolio Oversight Group. Mr. Hiromitsu Agata, Ms. Isabel Buccellati, Mr. William Johnston, Mr. Michele Patri, Mr. Thomas Schmitt, Ms. Valli Srikanthapalan and Mr. Atsushi Yamamoto are the sector analyst-managers with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


25


INTERNATIONAL RESEARCH GROWTH
PORTFOLIO

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
     NAME, ADDRESS*,                           PRINCIPAL                                COMPLEX         DIRECTORSHIP
        AGE AND                               OCCUPATION(S)                            OVERSEEN BY        HELD BY
    (YEAR ELECTED**)                       DURING PAST 5 YEARS                          DIRECTOR          DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                   Executive Vice President of AllianceBernstein          108       SCB Partners, Inc. and
1345 Avenue of the Americas        L.P. (the "Adviser") since 2001 and Executive                          SCB Inc.
New York, NY 10105                 Managing Director of AllianceBernstein
49                                 Investments, Inc, ("ABI") since 2003; prior
(2005)                             thereto, he was head of AllianceBernstein
                                   Institutional Investments, a unit of the Adviser,
                                   from 2001-2003. Prior thereto, Chief Executive
                                   Officer of Sanford C. Bernstein & Co., LLC
                                   (institutional research and brokerage arm of
                                   Bernstein & Co., LLC) ("SCB&Co.) and its
                                   predecessor since prior to 2002.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ***      Investment Adviser and an Independent                  110               None
CHAIRMAN OF THE BOARD              Consultant. He was formerly Senior Manager
74                                 of Barrett Associates, Inc., a registered
(1990)                             investment adviser, with which he had been
                                   associated since prior to 2002. He was formerly
                                   Deputy Comptroller and Chief Investment
                                   Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

David H. Dievler, #                Independent Consultant. Until December                 109               None
77                                 1994, he was Senior Vice President of
(1990)                             AllianceBernstein Corporation ("AB Corp.")
                                   (formerly, Alliance Capital Management
                                   Corporation) responsible for mutual fund
                                   administration. Prior to joining AB Corp.
                                   in 1984, he was Chief Financial Officer of
                                   Eberstadt Asset Management since 1968.
                                   Prior to that, he was a Senior Manager at
                                   Price Waterhouse & Co. Member of American
                                   Institute of Certified Public Accountants
                                   since 1953.

John H. Dobkin, #                  Consultant. Formerly, President of Save                108               None
65                                 Venice, Inc. (preservation organization) from
(1992)                             2001-2002, Senior Advisor from June 1999-
                                   June 2000 and President of Historic Hudson
                                   Valley (historic preservation) from December
                                   1989-May 1999. Previously, Director of the
                                   National Academy of Design and during 1988
                                   -1992, Director and Chairman of the Audit
                                   Committee of AB Corp. (formerly, Alliance
                                   Capital Management Corporation).


26


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

                                                                                       PORTFOLIOS
                                                                                         IN FUND           OTHER
     NAME, ADDRESS*,                           PRINCIPAL                                COMPLEX         DIRECTORSHIP
        AGE AND                               OCCUPATION(S)                            OVERSEEN BY        HELD BY
    (YEAR ELECTED**)                       DURING PAST 5 YEARS                          DIRECTOR          DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Michael J. Downey, #               Consultant since January 2004. Formerly,               108      Asia Pacific Fund, Inc.
63                                 managing partner of Lexington Capital, LLC                        and The Merger Fund
(2005)                             (investment advisory firm) from December
                                   1997 until December 2003. Prior thereto,
                                   Chairman and CEO of Prudential Mutual
                                   Fund Management from 1987 to 1993.

D. James Guzy, #                   Chairman of the Board of PLX Technology                108       Intel Corporation
70                                 (semi-conductors) and of SRC Computers Inc.,                   (semi-conductors) and
(2005)                             with which he has been associated since prior                 Cirrus Logic Corporation
                                   to 2002. He is also President of the Arbor                       (semi-conductors)
                                   Company (private family investments).

Nancy P. Jacklin, #                Formerly, U.S. Executive Director of the               108             None
58                                 International Monetary Fund (December 2002
(2006)                             -May 2006); Partner, Clifford Chance (1992-
                                   2002); Senior Counsel, International Banking
                                   and Finance, and Associate General Counsel,
                                   Citicorp (1985-1992); Assistant General
                                   Counsel (International), Federal Reserve Board
                                   of Governors (1982-1985); and Attorney
                                   Advisor, U.S. Department of the Treasury
                                   (1973-1982). Member of the Bar of the
                                   District of Columbia and of New York; and
                                   member of the Council on Foreign Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture Associates                 108         The George Lucas
65                                 (venture capital and consulting) since prior                    Educational Foundation
(2005)                             to 2002. From 2003 until May 31, 2006,                              and National
                                   he was CEO of Toppan Photomasks, Inc.,                             Datacast, Inc.
                                   Austin, Texas (semi-conductor manufacturing
                                   services).

Earl D. Weiner, #                  Of Counsel, and Partner from 1976-2006,                107            None
67                                 of the law firm Sullivan & Cromwell LLP,
(2007)                             specializing in investment management,
                                   corporate and securities law; member of
                                   Task Force on Fund Director's Guidebook,
                                   Federal Regulation of Securities Committee.


* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**   There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

***  Member of the Fair Value Pricing Committee.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


27


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*           PRINCIPAL POSITION(S)                PRINCIPAL OCCUPATION
     AND AGE                  HELD WITH FUND                     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
Marc O. Mayer            President and Chief           See biography above.
49                       Executive Officer

Philip L. Kirstein       Senior Vice President and     Senior Vice President and Independent Compliance Officer
61                       Independent Compliance        of the AllianceBernstein Funds, with which he has been
                         Officer                       associated since October 2004. Prior thereto, he was
                                                       Of Counsel to Kirkpatrick & Lockhart, LLP from October
                                                       2003 to October 2004, and General Counsel of Merrill
                                                       Lynch Investment Managers, L.P. since prior to 2002
                                                       until March 2003.

Hiromitsu Agata          Vice President                Senior Vice President of AllianceBernstein Japan, Ltd.
44                                                     ("ABJL")**, with which he has been associated since prior
                                                       to 2002.

Edward D. Baker, III     Vice President                Senior Vice President and Chief Investment Officer --
56                                                     Emerging Markets of the Adviser**, with which he has
                                                       been associated since prior to 2002.

Isabel Buccellati        Vice President                Vice President of AllianceBernstein Limited ("ABL")**,
38                                                     with which she has been associated since prior to 2002.

William Johnston         Vice President                Senior Vice President of ABL**, with which he has been
46                                                     associated since prior to 2002.

Siobhan McManus          Vice President                Senior Vice President of the Adviser**, with which she has
44                                                     been associated since prior to 2002.

Michele Patri            Vice President                Vice President of ABL**, with which he has been
43                                                     associated since prior to 2002.

Paul C. Rissman          Vice President                Executive Vice President of the Adviser**, with which he
50                                                     has been associated since prior to 2002.

Thomas A. Schmitt        Vice President                Senior Vice President of the Adviser**, with which he has
49                                                     been associated since prior to 2002.

Valli Srikanthapalan     Vice President                Senior Vice President of ABL**, with which she has been
32                                                     associated since prior to 2002.

Christopher M. Toub      Vice President                Executive Vice President of the Adviser**, with which he
47                                                     has been associated since prior to 2002.

Atsushi Yamamoto         Vice President                Senior Vice President of ABJL**, with which he has been
40                                                     associated since prior to 2002.

Emilie D. Wrapp          Secretary                     Senior Vice President, Assistant General Counsel and
51                                                     Assistant Secretary of ABI**, with which she has been
                                                       associated since prior to 2002.


28


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------


  NAME, ADDRESS*           PRINCIPAL POSITION(S)                PRINCIPAL OCCUPATION
     AND AGE                  HELD WITH FUND                     DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------
Joseph J. Mantineo       Treasurer and Chief           Senior Vice President of AllianceBernstein Investor
47                       Financial Officer             Services, Inc. ("ABIS")**, with which he has been
                                                       associated since prior to 2002.

Thomas R. Manley         Controller                    Vice President of the Adviser**, with which he has been
55                                                     associated since prior to 2002.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABJL, ABL, ABIS, ABI and SCB&Co. are affiliates of the Fund.

     The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800)227-4618 for a free prospectus or SAI.


29


INTERNATIONAL RESEARCH GROWTH
PORTFOLIO

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Information Regarding the Review and Approval of the Portfolio's Advisory Agreement

IN THIS DISCLOSURE, THE TERM "FUND" REFERS TO ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC., AND THE TERM "PORTFOLIO" REFERS TO
ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH PORTFOLIO.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

     9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

     10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;


30


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

     11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

     13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


31


INTERNATIONAL RESEARCH GROWTH
PORTFOLIO (continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 15 to 6 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 29 to 11 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the "Index") for


32


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

periods ended April 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (December 1992 inception). The directors noted that the Portfolio was in the 2nd quintile in the 1-, 3- and 5-year periods of the Performance Group and Performance Universe comparisons, 5th quintile in the 10-year period of the Performance Group comparison and 4th quintile in the 10-year period of the Performance Universe comparison. The comparative information showed that the Portfolio outperformed the Index in the YTD, 1-year and 5-year periods and underperformed the Index in the 3- and 10-year and since inception periods. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund, and materially lower than the fee schedule in place for another registered investment company managed by the Adviser that invests in international equities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be materially lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was significantly lower than the Expense Group median. The directors noted that in the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 11 basis points and that the total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement of 86 basis points was materially lower than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was


33


INTERNATIONAL RESEARCH GROWTH
PORTFOLIO (continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

somewhat higher than the Expense Group median and materially higher than the Expense Universe median. The directors noted that the Portfolio's relatively small size (approximately $87 million as of April 30, 2006) caused the administrative expense reimbursement, which does not vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


34


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein International Research Growth Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2.  Advisory fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.  Possible economies of scale as the Portfolio grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                            Net Assets
               Advisory Fee Based on % of    06/30/06
Category        Average Daily Net Assets      ($MIL)         Portfolio
-------------------------------------------------------------------------------
International   75 bp on 1st $2.5 billion      $77.1     International Research
                65 bp on next $2.5 billion               Growth Portfolio
                60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                             As a % of Average
Portfolio                                     Amount         Daily Net Assets
-----------------------------------------------------------------------------
International Research Growth Portfolio       $75,250             0.11%


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)   Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


35


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Set forth below are the Portfolio's total expense ratios for the most recently completed fiscal year:

Portfolio                                  Total Expense Ratio     Fiscal Year
-------------------------------------------------------------------------------
International Research Growth Portfolio      Class A   1.30%       December 31
                                             Class B   1.56%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. To the extent that certain of these institutional relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applied to the Portfolio versus the Portfolio's advisory fee.

                         Net Assets    AllianceBernstein                Effective         Fund
                          06/30/06       Institutional               AB Institutional    Advisory
Portfolio                  ($MIL)        Fee Schedule                 Advisory Fee        Fee(4)
-------------------------------------------------------------------------------------------------
International Research     $77.1    International Large Cap              0.630%          0.750%
Growth Portfolio                    Growth Schedule(5)
                                    80 bp on the first $25 million
                                    60 bp on the next $25 million
                                    50 bp on the next $50 million
                                    40 bp on the balance
                                    Minimum account size $25m


(4) Fund advisory information was provided by Lipper. See Section II for additional discussion.

(5) This is the institutional fee schedule of International Large Cap Growth Strategy, which has a similar but more concentrated investment strategy as the Portfolio.


36


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

The Adviser also manages AllianceBernstein International Research Growth Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is fee schedule of AllianceBernstein International Research Growth Fund, Inc.:

                                                                                   Advisory Fee
                                               AllianceBernstein               Based on % of Average
Portfolio                                          Mutual Fund                   Daily Net Assets
---------------------------------------------------------------------------------------------------------
International Research Growth Portfolio       International Research         75 bp on 1st $2.5 billion
                                              Growth Fund, Inc.              65 bp on next $2.5 billion
                                                                             60 bp on the balance

The Alliance Capital Investment Trust Management ("ACITM") mutual funds, which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Portfolio is as follows:

Portfolio                                    ACITM Mutual Fund           Fee
-------------------------------------------------------------------------------
International Research Growth Portfolio     Alliance International      0.30%
                                              Research Growth(6)

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(7)


Portfolio                                  Effective Management Fee(8)   Lipper Group Median     Rank
------------------------------------------------------------------------------------------------------
International Research Growth Portfolio              0.750                     0.990             1/15


Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(9) and Lipper Expense Universe.(10) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                                          Expense    Lipper       Lipper     Lipper      Lipper
                                           Ratio      Group        Group    Universe    Universe
Portfolio                                (%)(11)     Median (%)    Rank    Median (%)     Rank
------------------------------------------------------------------------------------------------
International Research Growth Portfolio   1.305       1.199        11/15     1.109        17/21



(6)   The ACITM fund is privately placed or institutional.

(7) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(8) The effective management fee rate for the Portfolio does not reflect expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(9) Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(10) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(11)  Most recently completed fiscal year Class A share total expense ratio.


37


INTERNATIONAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. ("ABI"), the Portfolio's distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

Portfolio                                                   12b-1 Fees Received
-------------------------------------------------------------------------------
International Research Growth Portfolio                           $20,835

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

Portfolio                                               Adviser Payment to ABI
-------------------------------------------------------------------------------
International Research Growth Portfolio                        $86,338

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received a fee of $794 from the Portfolio during the Portfolio's most recent completed fiscal year.(12)

Although the Portfolio did not effect any brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions during the Portfolio's most recently completed fiscal year, the Portfolio may do so in the future. The Adviser represented that SCB's profitability from any business conducted with the Portfolio will be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


(12) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.


38


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1, 3, 5, and 10 year performance rankings of the Portfolio(13) relative to its Lipper Performance Group(14) and Lipper Performance Universe(15) for the periods ended April 30, 2006:

International Research Growth Portfolio                  Group        Universe
-------------------------------------------------------------------------------
1 year                                                    4/15          6/29
3 year                                                    6/15         10/26
5 year                                                    5/15          8/25
10 year                                                    5/6          7/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)(16) versus its benchmarks:(17)

                                                          Periods Ending April 30, 2006
                                                             Annualized Performance
-------------------------------------------------------------------------------------------------------
Portfolio                                   1 Year     3 Year      5 Year    10 Year   Since Inception
-------------------------------------------------------------------------------------------------------
International Research Growth Portfolio     30.72       30.38       9.87      6.17        7.70
MSCI EAFE Index (Net)                       24.41       31.13       9.63      6.49        8.82


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006

(13)  The performance rankings are for the Class A shares of the Portfolio.

(14)  The Lipper Performance Group is identical to the Lipper Expense Group.

(15) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(16)  The performance returns shown are for the Class A shares of the Portfolio.

(17) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


39





-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2006


> ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




LARGE CAP GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 8, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Large Cap Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Porfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies.

Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor's (S&P) 500 Stock Index, for the one-, five- and 10-year periods ended December 31, 2006.

The Portfolio significantly underperformed its benchmark, the Russell 1000 Growth Index, for the one-year period ended December 31, 2006. During a time when value stocks substantially outperformed growth stocks, an important factor in the Portfolio's underperformance is that the Portfolio was more aggressively positioned toward the fastest-growing companies than its benchmark, the Russell 1000 Growth Index. For the one-year period, the Russell 1000 Value Index was up 22.25% while the Russell 1000 Growth Index returned 9.07%.

Stock selection in the health care sector was the leading detractor from the Portfolio's performance. Stock selection in both the consumer discretionary and technology sectors also negatively impacted the Portfolio's performance. The Portfolio moderately lagged the benchmark in the energy sector due both to overweighting this underperforming sector and to slightly weaker stock selection. In the financial services sector, the Portfolio surpassed the benchmark largely due to overweighting this outperforming sector, although somewhat better stock selection was also beneficial.

MARKET REVIEW AND INVESTMENT STRATEGY

The inflation fears that emerged late in the first quarter of 2006 and that dominated investor sentiment through July dissipated suddenly following the August 8, 2006 decision by the U.S. Federal Reserve (the "Fed") not to raise interest rates. The fear that inflation would drive higher interest rates helped make investors wary of growth stocks whose future cash flows are worth less in real terms if interest rates increase. After the Fed paused, growth stocks rallied. This rally was reflected in the returns of the Russell 1000 Growth Index, which outperformed the Russell 1000 Value Index in August, September and October 2006.

As has been the case for some time now, future year earnings growth forecasts for the Russell 1000 Growth Index are at or above historical averages, yet the premiums (relative to the broad market) that investors must pay for this superior growth have remained near the lowest on record. Consequently, the Portfolio is invested in some of the fastest-growing companies at a minimal price premium. In the view of the U.S. Large Cap Growth Investment Team, the widespread misalignment between growth prospects and valuations is too anomalous to last.


1


LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR 800.984.7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE PORTFOLIO'S QUOTED PERFORMANCE WOULD BE LOWER. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

NEITHER THE UNMANAGED RUSSELL 1000 GROWTH INDEX NOR THE UNMANAGED STANDARD & POOR'S (S&P) 500 STOCK INDEX REFLECTS FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A WORD ABOUT RISK

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                        RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                        ---------------------------------------
PERIODS ENDED DECEMBER 31, 2006                          1 YEAR       5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio Class A      -0.44%        1.32%         6.81%
AllianceBernstein Large Cap Growth Portfolio Class B      -0.68%        1.07%        -2.62%*
Russell 1000 Growth Index                                  9.07%        2.69%         5.44%
S&P 500 Stock Index                                       15.78%        6.19%         8.42%

*  Since inception of the Portfolio's Class B shares on 7/14/99.


ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/96 - 12/31/06


ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO CLASS A: $19,331
RUSSELL 1000 GROWTH INDEX: $16,991
S&P 500 STOCK INDEX: $22,444

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   AllianceBernstein
                    Large Cap Growth       Russell 1000          S&P 500
                   Portfolio Class A       Growth Index        Stock Index
-------------------------------------------------------------------------------
   12/31/96             $ 10,000             $ 10,000            $ 10,000
   12/31/97             $ 13,386             $ 13,049            $ 13,335
   12/31/98             $ 19,807             $ 18,100            $ 17,149
   12/31/99             $ 26,209             $ 24,101            $ 20,756
   12/31/00             $ 21,864             $ 18,697            $ 18,867
   12/31/01             $ 18,101             $ 14,878            $ 16,626
   12/31/02             $ 12,555             $ 10,730            $ 12,953
   12/31/03             $ 15,526             $ 13,922            $ 16,666
   12/31/04             $ 16,865             $ 14,799            $ 18,478
   12/31/05             $ 19,420             $ 15,578            $ 19,385
   12/31/06             $ 19,331             $ 16,991            $ 22,444

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Large Cap Growth Portfolio Class A shares (from 12/31/96 to 12/31/06) as compared to the performance of the Portfolio's benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


LARGE CAP GROWTH PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     BEGINNING              ENDING
                                   ACCOUNT VALUE        ACCOUNT VALUE        EXPENSES PAID        ANNUALIZED
LARGE CAP GROWTH PORTFOLIO         JULY 1, 2006       DECEMBER 31, 2006      DURING PERIOD*     EXPENSE RATIO*
-----------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                 $1,000             $1,078.70              $4.30              0.82%
Hypothetical (5% return before
  expenses)                            $1,000             $1,021.07              $4.18              0.82%

CLASS B
Actual                                 $1,000             $1,077.64              $5.60              1.07%
Hypothetical (5% return before
  expenses)                            $1,000             $1,019.81              $5.45              1.07%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Google, Inc.-Class A                            $  49,566,067           5.3%
WellPoint, Inc.                                    48,905,835           5.2
Apple Computer, Inc.                               45,677,856           4.9
Boeing Co.                                         40,360,012           4.3
Procter & Gamble Co.                               38,703,394           4.2
Halliburton Co.                                    30,866,805           3.3
Cisco Systems, Inc.                                28,477,860           3.1
Franklin Resources, Inc.                           26,440,800           2.8
Alcon, Inc.                                        25,796,516           2.8
Merrill Lynch & Co., Inc.                          25,676,980           2.8
                                                -------------         ------
                                                $ 360,472,125          38.7%

SECTOR DIVERSIFICATION
DECEMBER 31, 2006
_______________________________________________________________________________

                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Technology                                      $ 256,555,822          27.6%
Finance                                           187,782,074          20.2
Consumer Services                                 141,572,289          15.2
Health Care                                       131,649,182          14.1
Aerospace & Defense                                55,103,825           5.9
Consumer Staples                                   53,207,345           5.7
Energy                                             48,976,517           5.3
Capital Goods                                      28,190,185           3.0
Basic Industry                                     14,844,978           1.6
Consumer Manufacturing                              9,068,611           1.0
                                                -------------         ------
Total Investments                                 926,950,828          99.6
Cash and receivables, net of liabilities            3,492,636           0.4
                                                -------------         ------
Net Assets                                      $ 930,443,464         100.0%


Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


5


LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMMON STOCKS-99.6%
TECHNOLOGY-27.6%
COMMUNICATION EQUIPMENT-6.2%
Cisco Systems, Inc. (a)                             1,042,000     $  28,477,860
Corning, Inc. (a)                                     597,100        11,171,741
QUALCOMM, Inc.                                        486,300        18,377,277
                                                                  -------------
                                                                     58,026,878
COMPUTER HARDWARE/STORAGE-7.2%
Apple Computer, Inc. (a)                              538,400        45,677,856
Hewlett-Packard Co.                                   527,300        21,719,487
                                                                  -------------
                                                                     67,397,343
COMPUTER PERIPHERALS-1.7%
Network Appliance, Inc. (a)                           398,900        15,668,792

INTERNET INFRASTRUCTURE-0.8%
Akamai Technologies, Inc. (a)                         135,000         7,171,200

INTERNET MEDIA-5.3%
Google, Inc. - Class A (a)                            107,640        49,566,067

SEMICONDUCTOR COMPONENTS-4.5%
Advanced Micro Devices, Inc. (a)                      548,100        11,153,835
Broadcom Corp. - Class A (a)                          714,350        23,080,649
NVIDIA Corp. (a)                                      192,200         7,113,322
                                                                  -------------
                                                                     41,347,806
SOFTWARE-1.9%
Microsoft Corp.                                       441,800        13,192,148
Oracle Corp. (a)                                      244,200         4,185,588
                                                                  -------------
                                                                     17,377,736
                                                                  -------------
                                                                    256,555,822
FINANCE-20.2%
BANKING - MONEY CENTER-4.5%
Credit Suisse Group (ADR) (New York)                  280,250        19,575,462
JPMorgan Chase & Co.                                  317,600        15,340,080
UBS AG (New York)                                     117,400         7,082,742
                                                                  -------------
                                                                     41,998,284
BROKERAGE & MONEY MANAGEMENT-11.1%
The Charles Schwab Corp.                              546,200        10,563,508
Franklin Resources, Inc.                              240,000        26,440,800
Goldman Sachs Group, Inc.                              79,760        15,900,156
Lazard Ltd. - Class A                                 100,000         4,734,000
Legg Mason, Inc.                                      209,190        19,883,509
Merrill Lynch & Co., Inc.                             275,800        25,676,980
                                                                  -------------
                                                                    103,198,953
INSURANCE-2.4%
American International Group, Inc.                    309,492        22,178,197

MISCELLANEOUS-2.2%
Chicago Mercantile Exchange Holdings, Inc. -
  Class A                                              13,280         6,769,480
NYSE Group, Inc. (a)                                  140,300        13,637,160
                                                                  -------------
                                                                     20,406,640
                                                                  -------------
                                                                    187,782,074
CONSUMER SERVICES-15.2%
APPAREL-0.4%
Nike, Inc. - Class B                                   37,500         3,713,625

BROADCASTING & CABLE-4.0%
Comcast Corp. - Special-Class A (a)                   487,000        20,395,560
Time Warner, Inc.                                     773,900        16,855,542
                                                                  -------------
                                                                     37,251,102
CELLULAR COMMUNICATIONS-1.1%
America Movil SA de CV Series L (ADR)                 233,400        10,554,348

GAMING-0.6%
Melco PBL Entertainment Macau Ltd. (ADR) (a)          272,546         5,794,328

MISCELLANEOUS-0.4%
Hertz Global Holdings, Inc. (a)                       229,800         3,996,222

RESTAURANTS & LODGING-4.4%
Hilton Hotels Corp.                                   239,000         8,341,100
McDonald's Corp.                                      422,600        18,733,858
Starwood Hotels & Resorts Worldwide, Inc.             220,000        13,750,000
                                                                  -------------
                                                                     40,824,958
RETAIL - GENERAL MERCHANDISE-4.3%
Kohl's Corp. (a)                                      298,200        20,405,826
Target Corp.                                          333,600        19,031,880
                                                                  -------------
                                                                     39,437,706
                                                                  -------------
                                                                    141,572,289
HEALTH CARE-14.1%
BIOTECHNOLOGY-5.3%
Amgen, Inc. (a)                                        27,100         1,851,201
Genentech, Inc. (a)                                   284,900        23,113,937
Gilead Sciences, Inc. (a)                             380,500        24,705,865
                                                                  -------------
                                                                     49,671,003


6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
DRUGS-0.8%
Teva Pharmaceutical Industries Ltd. (ADR)             234,100     $   7,275,828

MEDICAL PRODUCTS-2.8%
Alcon, Inc.                                           230,800        25,796,516

MEDICAL SERVICES-5.2%
WellPoint, Inc. (a)                                   621,500        48,905,835
                                                                  -------------
                                                                    131,649,182
AEROSPACE & DEFENSE-5.9%
AEROSPACE-5.9%
Boeing Co.                                            454,300        40,360,012
Rockwell Collins, Inc.                                122,800         7,772,012
Spirit Aerosystems Holdings, Inc. - Class A (a)       208,300         6,971,801
                                                                  -------------
                                                                     55,103,825
CONSUMER STAPLES-5.7%
FOOD-1.1%
WM Wrigley Jr Co.                                     203,000        10,499,160

HOUSEHOLD PRODUCTS-4.2%
Procter & Gamble Co.                                  602,200        38,703,394

MISCELLANEOUS-0.4%
Fortune Brands, Inc.                                   46,900         4,004,791
                                                                  -------------
                                                                     53,207,345
ENERGY-5.3%
OIL SERVICE-5.3%
BJ Services Co.                                        87,900         2,577,228
GlobalSantaFe Corp.                                   120,800         7,100,624
Halliburton Co.                                       994,100        30,866,805
Schlumberger, Ltd.                                    133,500         8,431,860
                                                                  -------------
                                                                     48,976,517
CAPITAL GOODS-3.0%
ENGINEERING & CONSTRUCTION-0.5%
Fluor Corp.                                            60,200         4,915,330

MISCELLANEOUS-2.5%
General Electric Co.                                  625,500        23,274,855
                                                                  -------------
                                                                     28,190,185
BASIC INDUSTRY-1.6%
CHEMICALS-1.6%
Monsanto Co.                                          282,600        14,844,978

CONSUMER MANUFACTURING-1.0%
AUTO & RELATED-1.0%
Toyota Motor Corp. (ADR)                               67,520         9,068,611

TOTAL INVESTMENTS-99.6%
  (cost $776,080,521)                                               926,950,828
Other assets less liabilities-0.4%                                    3,492,636

NET ASSETS-100.0%                                                 $ 930,443,464


(a)  Non-income producing security.

Glossary:

ADR - American Depositary Receipt

See Notes to Financial Statements.


7


LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $776,080,521)        $  926,950,828
  Cash                                                                  167,905
  Receivable for investment securities sold                           7,309,236
  Receivable for capital stock sold                                   1,133,266
  Dividends receivable                                                  604,519
  Total assets                                                      936,165,754

LIABILITIES
  Payable for investment securities purchased                         4,164,970
  Advisory fee payable                                                  599,932
  Payable for capital stock redeemed                                    596,420
  Distribution fee payable                                               98,023
  Administrative fee payable                                             21,750
  Transfer Agent fee payable                                                 65
  Accrued expenses                                                      241,130
  Total liabilities                                                   5,722,290

NET ASSETS                                                       $  930,443,464

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $       34,949
  Additional paid-in capital                                      1,339,330,606
  Accumulated net realized loss on investment transactions         (559,792,398)
  Net unrealized appreciation of investments                        150,870,307
                                                                 $  930,443,464

NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                          SHARES         NET ASSET
CLASS               NET ASSETS         OUTSTANDING         VALUE
-------------------------------------------------------------------------
A                 $474,069,408         17,640,797         $26.87
B                 $456,374,056         17,308,477         $26.37


See Notes to Financial Statements.


8


LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $164,170)       $    7,366,149
  Interest                                                           112,449
  Total investment income                                          7,478,598

EXPENSES
  Advisory fee                                                     7,856,903
  Distribution fee--Class B                                        1,286,947
  Transfer agency--Class A                                             5,442
  Transfer agency--Class B                                             5,219
  Printing                                                           410,370
  Custodian                                                          232,600
  Administrative                                                      86,750
  Legal                                                               75,878
  Audit                                                               37,500
  Directors' fees                                                      3,150
  Miscellaneous                                                       38,210
  Total expenses                                                  10,038,969
  Net investment loss                                             (2,560,371)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
TRANSACTIONS
  Net realized gain on investment transactions                   170,521,755(a)
  Net change in unrealized appreciation/depreciation of
    investments                                                 (181,181,117)
  Net loss on investment transactions                            (10,659,362)

NET DECREASE IN NET ASSETS FROM OPERATIONS                    $  (13,219,733)


(a) On May 1, 2006, the portfolio had a redemption-in-kind with total proceeds in the amount of $95,697,241. The gain on investments of $18,767,732 will not be realized for tax purposes.

See Notes to Financial Statements.


9


LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                   YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                     2006             2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment loss                           $   (2,560,371)  $   (4,678,989)
  Net realized gain on investment
    transactions                                   170,521,755      104,348,252
  Net change in unrealized
    appreciation/depreciation of
    investments                                   (181,181,117)      60,172,521
  Net increase (decrease) in net
    assets from operations                         (13,219,733)     159,841,784

CAPITAL STOCK TRANSACTIONS
  Net decrease                                    (299,769,320)    (176,003,150)
  Total decrease                                  (312,989,053)     (16,161,366)

NET ASSETS
  Beginning of period                            1,243,432,517    1,259,593,883
  End of period (including net
    investment loss of $0 and $0,
    respectively)                               $  930,443,464   $1,243,432,517


See Notes to Financial Statements.


10


LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Large Cap Growth Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek growth of capital by pursuing aggressive investment policies. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


11


LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Porfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.


12


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Brokerage commissions paid on investment transactions for the year ended December 31, 2006, amounted to $1,377,980, of which $12,172 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                   PURCHASES          SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $  850,253,890   $1,133,079,182
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $  781,659,698
Gross unrealized appreciation                                    $  157,394,509
Gross unrealized depreciation                                       (12,103,379)
Net unrealized appreciation                                      $  145,291,130

1. FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


13


LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                SHARES                       AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              581,760     1,512,339   $  15,508,284   $  38,903,047
Shares redeemed       (5,875,107)   (6,589,775)   (153,191,993)   (156,255,897)
Net decrease          (5,293,347)   (5,077,436)  $(137,683,709)  $(117,352,850)

CLASS B
Shares sold            1,838,427     2,569,510   $  48,018,290   $  61,795,376
Shares redeemed       (8,052,806)   (5,144,396)   (210,103,901)   (120,445,676)
Net decrease          (6,214,379)   (2,574,886)  $(162,085,611)  $ (58,650,300)

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or


14


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $ (554,213,221)(a)
Unrealized appreciation/(depreciation)                          145,291,130(b)
Total accumulated earnings/(deficit)                         $ (408,922,091)

(a) On December 31, 2006, the Portfolio had a net capital loss carryforward of $554,213,221 of which $387,106,878 will expire in the year 2010 and $167,106,343 will expire in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $151,186,783.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the redemption in kind and the net operating loss resulted in a net decrease in net investment loss, a net increase in accumulated net realized loss on investment transactions, and a corresponding net increase to additional paid in capital. This reclassification had no effect on net assets.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


15


LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal


17


LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


18


LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                2006         2005         2004         2003          2002
                                            -----------  -----------  -----------  ------------  ------------
Net asset value, beginning of period          $26.99        $23.44       $21.58        $17.45        $25.16

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.03)         (.07)        (.03)(b)      (.05)(b)      (.08)
Net realized and unrealized gain (loss)
  on investment transactions                    (.09)         3.62         1.89          4.18         (7.63)
Net increase (decrease) in net asset
  value from operations                         (.12)         3.55         1.86          4.13         (7.71)
Net asset value, end of period                $26.87        $26.99       $23.44        $21.58        $17.45

TOTAL RETURN
Total investment return based on
  net asset value (c)                           (.44)%       15.15%        8.62%        23.67%       (30.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $474,069      $618,980     $656,544      $917,935      $869,130
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .84%(d)       .81%         .81%         1.04%         1.05%
  Expenses, before waivers and
    reimbursements                               .84%(d)       .81%         .98%         1.05%         1.05%
  Net investment loss                           (.12)%(d)     (.28)%       (.13)%(b)     (.24)%(b)     (.41)%
Portfolio turnover rate                           81%           54%          73%           79%          109%


See footnote summary on page 20.


19


LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                2006         2005         2004         2003          2002
                                            -----------  -----------  -----------  ------------  ------------
Net asset value, beginning of period          $26.55        $23.11       $21.33        $17.29        $25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.09)         (.12)        (.08)(b)      (.09)(b)      (.13)
Net realized and unrealized gain (loss)
  on investment transactions                    (.09)         3.56         1.86          4.13         (7.58)
Net increase (decrease) in net asset
  value from operations                         (.18)         3.44         1.78          4.04         (7.71)
Net asset value, end of period                $26.37        $26.55       $23.11        $21.33        $17.29

TOTAL RETURN
Total investment return based on
  net asset value (c)                           (.68)%       14.89%        8.34%        23.37%       (30.84)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $456,374      $624,453     $603,050      $693,764      $493,937
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.08%(d)      1.06%        1.06%         1.29%         1.31%
  Expenses, before waivers and
    reimbursements                              1.08%(d)      1.06%        1.24%         1.30%         1.31%
  Net investment loss                           (.37)%(d)     (.53)%       (.38)%(b)     (.49)%(b)     (.64)%
Portfolio turnover rate                           81%           54%          73%           79%          109%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.


20


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND INC.
ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Large Cap Growth Portfolio, formerly AllianceBernstein Premier Growth Portfolio, of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Large Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 12, 2007


21


LARGE CAP GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President and Chief Executive Officer
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
NANCY P. JACKLIN(1)
MARSHALL C. TURNER, JR.(1)
EARL D. WEINER(1)

OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer DAVID P. HANDKE, JR.(2), Vice President
SYED J. HASNAIN(2), Vice President
JAMES G. REILLY(2), Vice President
MICHAEL J. REILLY(2), Vice President
PATRICK (SCOTT) WALLACE(2), Vice President
EMILIE D. WRAPP, Secretary
JOSEPH J. MANTINEO, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller

CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENTS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Large Cap Growth Investment Team. Mr. David P. Handke, Jr., Mr. Syed J. Hasnain, Mr. James G. Reilly, Mr. Michael J. Reilly, and Mr. Patrick (Scott) Wallace are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


22


LARGE CAP GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                      IN FUND            OTHER
    NAME, ADDRESS*,                          PRINCIPAL                                COMPLEX        DIRECTORSHIP
       AGE AND                             OCCUPATION(S)                             OVERSEEN BY        HELD BY
   (YEAR ELECTED**)                     DURING PAST 5 YEARS                           DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                Executive Vice President of AllianceBernstein           108       SCB Partners, Inc.
1345 Avenue of the Americas     L.P. (the "Adviser") since 2001 and Executive                        and SCB Inc.
New York, NY 10105              Managing Director of AllianceBernstein
49                              Investments, Inc. ("ABI") since 2003; prior
(2005)                          thereto, he was head of AllianceBernstein
                                Institutional Investments, a unit of the
                                Adviser, from 2001-2003. Prior thereto,
                                Chief Executive Officer of Sanford C.
                                Bernstein & Co., LLC (institutional research
                                and brokerage arm of Bernstein & Co., LLC)
                                ("SCB&Co.") and its predecessor since prior
                                to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ***   Investment Adviser and an Independent                   110             None
Chairman of the Board           Consultant. He was formerly Senior Manager
74                              of Barrett Associates, Inc., a registered invest-
(1990)                          ment adviser, with which he had been
                                associated since prior to 2002. He was formerly
                                Deputy Comptroller and Chief Investment
                                Officer of the State of New York and, prior
                                thereto, Chief Investment Officer of the
                                New York Bank for Savings.

David H. Dievler, #             Independent Consultant. Until December                  109             None
77                              1994, he was Senior Vice President of
(1990)                          AllianceBernstein Corporation ("AB Corp.")
                                (formerly, Alliance Capital Management
                                Corporation) responsible for mutual fund
                                administration. Prior to joining AB Corp. in
                                1984, he was Chief Financial Officer of
                                Eberstadt Asset Management since 1968.
                                Prior to that, he was a Senior Manager at
                                Price Waterhouse & Co.  Member of
                                American Institute of Certified Public
                                Accountants since 1953.

John H. Dobkin, #               Consultant. Formerly, President of Save                 108             None
65                              Venice, Inc. (preservation organization)
(1992)                          from 2001-2002, Senior Advisor from
                                June 1999-June 2000 and President
                                of Historic Hudson Valley (historic
                                preservation) from December 1989-
                                May 1999. Previously, Director of the
                                National Academy of Design and during
                                1988-1992, Director and Chairman
                                of the Audit Committee of AB Corp.
                                (formerly, Alliance Capital Management
                                Corporation).


23


LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                PORTFOLIOS
                                                                                 IN FUND            OTHER
    NAME, ADDRESS*,                        PRINCIPAL                             COMPLEX         DIRECTORSHIP
       AGE AND                           OCCUPATION(S)                          OVERSEEN BY        HELD BY
   (YEAR ELECTED**)                   DURING PAST 5 YEARS                        DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #         Consultant since January 2004. Formerly,              108       Asia Pacific Fund, Inc.
63                           managing partner of Lexington Capital,                            and The Merger Fund
(2005)                       LLC (investment advisory firm) from
                             December 1997 until December 2003.
                             Prior thereto, Chairman and CEO of
                             Prudential Mutual Fund Management
                             from 1987 to 1993.

D. James Guzy, #             Chairman of the Board of PLX Technology               108       Intel Corporation (semi-
70                           (semi-conductors) and of SRC Computers Inc.,                     conductors) and Cirrus
(2005)                       with which he has been associated since                         Logic Corporation (semi-
                             prior to 2002. He is also President of the                            conductors)
                             Arbor Company (private family investments).

Nancy P. Jacklin, #          Formerly, U.S. Executive Director of the              108                None
58                           International Monetary Fund (December
(2006)                       2002-May 2006); Partner, Clifford Chance
                             (1992-2002); Senior Counsel, International
                             Banking and Finance, and Associate General
                             Counsel, Citicorp (1985-1992); Assistant
                             General Counsel (International), Federal
                             Reserve Board of Governors (1982-1985);
                             and Attorney Advisor, U.S. Department of
                             the Treasury (1973-1982). Member of the
                             Bar of the District of Columbia and of New
                             York; and member of the Council on Foreign
                             Relations.

Marshall C. Turner, Jr., #   Principal of Turner Venture Associates                108          The George Lucas
65                           (venture capital and consulting) since prior                         Educational
(2005)                       to 2002. From 2003 until May 31, 2006, he                           Foundation and
                             was CEO of Toppan Photomasks, Inc.,                             National Datacast, Inc.
                             Austin, Texas (semi-conductor manufacturing
                             services).

Earl D. Weiner, #            Of Counsel, and Partner from 1976-2006, of            107                None
67                           the law firm Sullivan & Cromwell LLP,
(2007)                       specializing in investment management,
                             corporate and securities law; member of
                             Task Force on Fund Director's Guidebook,
                             Federal Regulation of Securities Committee.


* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***  Member of the Fair Value Pricing Committee.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


24


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

                                  PRINCIPAL
  NAME, ADDRESS*              POSITION(S) HELD                        PRINCIPAL OCCUPATION
     AND AGE                     WITH FUND                             DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer               President and Chief         See biography above.
49                          Executive Officer

Philip L. Kirstein          Senior Vice President       Senior Vice President and Independent Compliance
61                          and Independent             Officerof the AllianceBernstein Funds, with which he
                            Compliance Officer          has been associated since October 2004. Prior thereto, he
                                                        was Of Counsel to Kirkpatrick & Lockhart, LLP from
                                                        October 2003 to October 2004, and General Counsel of
                                                        Merrill Lynch Investment Managers, L.P. since prior to
                                                        2002 until March 2003.

David P. Handke, Jr.        Vice President              Senior Vice President of the Adviser**, with which he has
57                                                      been associated since prior to 2002.

Syed J. Hasnain             Vice President              Senior Vice President of the Adviser**, with which he has
42                                                      been associated since prior to 2002.

James G. Reilly             Vice President              Executive Vice President of the Adviser**, with which he
45                                                      has been associated since prior to 2002.

Michael J. Reilly           Vice President              Senior Vice President of the Adviser**, with which he has
42                                                      been associated since prior to 2002.

Patrick (Scott) Wallace     Vice President              Senior Vice President of the Adviser**, with which he has
42                                                      been associated since prior to 2002.

Emilie D. Wrapp             Secretary                   Senior Vice President, Assistant General Counsel and
51                                                      Assistant Secretary of ABI**, with which she has been
                                                        associated since prior to 2002.

Joseph J. Mantineo          Treasurer and Chief         Senior Vice President of AllianceBernstein Investor
47                          Financial Officer           Services, Inc. ("ABIS")**, with which he has been
                                                        associated since prior to 2002.

Thomas R. Manley            Controller                  Vice President of the Adviser**, with which he has been
55                                                      associated since prior to 2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


25


LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Large Cap Growth Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;


26


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation


27


LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 15 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 95 to 33 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Russell 1000 Growth Index (the "Index") for periods ended April 30, 2006 over the year to date ("YTD"), 1- and 3-year and since inception periods (June 1992 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 1st quintile in the 1-year period, 3rd quintile in the 3- and 5-year periods and 2nd quintile in the 10-year period, and in the Performance Universe comparison the Portfolio was in the 1st quintile in the 1-year period, 3rd quintile in the 3-year period, 4th quintile in the 5-year period and 2nd quintile in the 10-year


28


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

period. The comparative information showed that the Portfolio outperformed the Index in the 1- and 3-year and since inception periods and underperformed the Index in the YTD period. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Portfolio at lower fee rates than that paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was the same as the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 1 basis point, and that as a result the total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was slightly higher than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was slightly higher than the Expense Group median and slightly lower than the Expense Universe median. The directors noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was satisfactory.


29


LARGE CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


30


LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein Large Cap Growth Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolio grows larger; and.

6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December
2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                  ADVISORY FEE            NET ASSETS
              BASED ON % OF AVERAGE        06/30/06
CATEGORY        DAILY NET ASSETS           ($MIL)           PORTFOLIO
-------------------------------------------------------------------------------
Growth     75 bp on 1st $2.5 billion       $971.3   Large Cap Growth Portfolio
           65 bp on next $2.5 billion
           60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                           AS A % OF AVERAGE
PORTFOLIO                                  AMOUNT           DAILY NET ASSETS
-------------------------------------------------------------------------------
Large Cap Growth Portfolio                $75,250                 0.01%


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)  Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


31


LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Set forth below are the Portfolio's total expense ratios for the most recently completed fiscal year:

PORTFOLIO                       TOTAL EXPENSE RATIO          FISCAL YEAR
-------------------------------------------------------------------------------
Large Cap Growth Portfolio        Class A  0.81%             December 31
                                  Class B  1.06%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. To the extent that certain of these institutional relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applied to the Portfolio versus the Portfolio's advisory fee:

                 NET ASSETS        ALLIANCEBERNSTEIN         EFFECTIVE AB         FUND
                  06/30/06           INSTITUTIONAL           INSTITUTIONAL      ADVISORY
PORTFOLIO          ($MIL)             FEE SCHEDULE            ADVISORY FEE        FEE(4)
-------------------------------------------------------------------------------------------
Large Cap          $971.3     Large Cap Growth Schedule          0.283%          0.718%
Growth Portfolio              80 bp on the first $25 million
                              50 bp on the next $25 million
                              40 bp on the next $50 million
                              30 bp on the next $100 million
                              25 bp on the balance
                              Minimum account size $10 m


(4) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below the fee schedule of AllianceBernstein Large Cap Growth Fund, Inc.:

                                                           ADVISORY FEE
                                                       BASED ON % OF AVERAGE
PORTFOLIO           ALLIANCEBERNSTEIN MUTUAL FUND        DAILY NET ASSETS
-------------------------------------------------------------------------------
Large Cap Growth     Large Cap Growth Fund, Inc.    75 bp on 1st $2.5 billion
Portfolio                                           65 bp on next $2.5 billion
                                                    60 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(5) for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

FUND                                                              FEE
-------------------------------------------------------------------------------
Equity Growth                                                    1.50%

The Alliance Capital Investment Trust Management ("ACITM") mutual funds, which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with similar investment styles as the Portfolio is as follows:

PORTFOLIO                          ACITM MUTUAL FUND                 FEE
-------------------------------------------------------------------------------
Large Cap Growth Portfolio     Alliance American Premier            0.95%
                               Growth -- Hedge / Non-Hedge

                               Alliance American Premier            0.735%
                               Growth FVA(6)

                               Alliance American Premier            0.70%
                               Growth F / FB(6)

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

PORTFOLIO               SUB-ADVISED FUND                FEE SCHEDULE
-------------------------------------------------------------------------------
Large Cap Growth         Client No. 1(7)         0.60% on first $1 billion
Portfolio                                        0.55% on next $500 million
                                                 0.50% on next $500 million
                                                 0.45% on next $500 million
                                                 0.40% thereafter

                         Client No. 2            0.35% on first $50 million
                                                 0.30% on next $100 million
                                                 0.25% thereafter

                         Client No. 3            0.40% on first $300 million
                                                 0.37% on next $300 million
                                                 0.35% on first $300 million
                                                 0.32% on next $600 million
                                                 0.25% thereafter


(5) The "all-in" fee shown is for the Class A shares of Equity Growth. This fee covers investment advisory services and distribution related services.

(6)  The ACITM fund is privately placed or institutional.

(7)  The client is an affiliate of the Adviser.


33


LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

It is fair to note that the services the Adviser provides, pursuant to sub-advisory agreements, are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(8)

                                   EFFECTIVE          LIPPER
                                   MANAGEMENT          GROUP
PORTFOLIO                            FEE(9)           MEDIAN           RANK
-------------------------------------------------------------------------------
Large Cap Growth Portfolio           0.750             0.746           9/15

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(10) and Lipper Expense Universe.(11) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                                     LIPPER     LIPPER    LIPPER     LIPPER
                       EXPENSE        GROUP     GROUP    UNIVERSE   UNIVERSE
PORTFOLIO           RATIO(%)(12)    MEDIAN(%)    RANK    MEDIAN(%)    RANK
-------------------------------------------------------------------------------
Large Cap Growth
Portfolio               0.814        0.806       9/15      0.825      34/73

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio decreased during calendar year 2005 relative to 2004.


(8) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(9) The effective management fee rate for the Portfolio does not reflect expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(10) Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(12)  Most recently completed fiscal year Class A share total expense ratio.


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, ABI received the amount set forth below in Rule 12b-1 fees:

PORTFOLIO                                               12B-1 FEES RECEIVED
-------------------------------------------------------------------------------
Large Cap Growth Portfolio                                  $1,446,059

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

PORTFOLIO                                             ADVISER PAYMENTS TO ABI
-------------------------------------------------------------------------------
Large Cap Growth Portfolio                                    $978,917

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(13)

The Portfolio effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolio's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Portfolio is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser,


(13) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.


35


LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1, 3, 5, and 10 year performance rankings of the Portfolio(14) relative to its Lipper Performance Group(15) and Lipper Performance Universe(16) for the periods ended April 30, 2006:

LARGE CAP GROWTH PORTFOLIO              GROUP              UNIVERSE
-------------------------------------------------------------------------------
1 year                                  1/15                10/95
3 year                                  9/15                43/86
5 year                                  7/12                43/69
10 year                                 4/10                11/33

Set forth below are the 1, 3 year and since inception performance returns of the Portfolio (in bold)(17) versus its benchmarks:(18)

                                        PERIODS ENDING APRIL 30, 2006
                                           ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
PORTFOLIO                          1 YEAR         3 YEAR     SINCE INCEPTION
-------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO         23.35          16.31          11.19
Russell 1000 Growth Index          13.14          14.80           8.82

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


(14)  The performance rankings are for the Class A shares of the Portfolio.

(15)  The Lipper Performance Group is identical to the Lipper Expense Group.

(16) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(17)  The performance returns shown are for the Class A shares of the Portfolio.

(18) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


36



                      (This page left intentionally blank.)





-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2006

>  ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO



     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange
Commission's (the "Commission") web site at www.sec.gov, or call
AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




SMALL CAP GROWTH PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

LETTER TO INVESTORS

January 24, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Small Cap Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is long-term growth of capital. The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. Because the Portfolio's definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. Normally, the Portfolio invests in about 100-125 companies. The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. The Portfolio's investment policies, which are aggressive, emphasize investments in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. The Portfolio can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stock. The Portfolio invests in listed and unlisted U.S. and non-U.S. securities. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements. The Portfolio also may invest in depositary receipts.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2006.

The Portfolio underperformed the benchmark during the annual reporting period. Relative results were negatively impacted by the Portfolio's sizeable exposure to faster growing companies with strong earnings momentum--a segment of the market that significantly trailed the benchmark. The Portfolio's growth orientation weighed on relative returns across all economic sectors except the consumer/commercial services sector. Stock selection was weakest in the health care, industrials and technology sectors. Sector allocation was a minor negative contributor, as the benefit from being underweight in the poor performing health care sector was overwhelmed by the underweight positions in the strong performing industrials and financial sectors.

Benefiting from a strong rally over the last six months of 2006, the Portfolio's Class A shares appreciated 10.69% for the one-year period ended December 31, 2006. Performance was broad-based with each of the Portfolio's six sectors posting double digit gains, except the health care sector which was up 6.9%. The strongest absolute returns in the Portfolio were enjoyed by the commercial services, energy and financial sectors which rose more than 15%.

MARKET REVIEW AND INVESTMENT STRATEGY

The market experienced three distinct phases in 2006. The year started as a continuation of the late surge in 2005, helped by strong earnings growth and a robust economy. However, increasing concerns about inflation, rising interest rates and soaring commodity prices caused the market to break to the downside in early May 2006. During this downward phase, small-cap growth stocks, as represented by the Russell 2000 Growth Index, declined more than 17% before hitting a 2006 low in July. In the third phase, slowing economic data and declining commodity prices eased inflationary concerns and allowed equity markets to bounce off their mid-summer lows and move solidly higher through year-end.

Sector allocations within the Portfolio changed modestly during the annual period under review, as the Portfolio's Small Cap Growth Investment Team (the "Team") decreased the overweight to consumer/commercial services and eliminated the overweight to the technology sector. Proceeds from these sales were used to narrow underweights in the financials and industrials sectors. The Portfolio's largest overweights as of December 31, 2006 were commercial services and energy; despite the purchases mentioned above, the largest underweights remained industrials and financials. Consistent with the Team's discipline, investments throughout the reporting period emphasized companies expected to deliver surprisingly strong earnings growth and favorable earnings estimate revisions.


1


SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR 800.984.7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE PORTFOLIO'S QUOTED PERFORMANCE WOULD BE LOWER. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED RUSSELL 2000 GROWTH INDEX DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S. equity market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A WORD ABOUT RISK

The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(HISTORICAL PERFORMANCE CONTINUED ON NEXT PAGE)


2


SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(CONTINUED FROM PREVIOUS PAGE)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

THE PORTFOLIO VS. ITS BENCHMARK
PERIODS ENDED DECEMBER 31, 2006

                                                                         RETURNS
                                                            -----------------------------------
                                                              1 YEAR      5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------
  AllianceBernstein Small Cap Growth Portfolio Class A         10.69%       6.27%       3.95%

  AllianceBernstein Small Cap Growth Portfolio Class B         10.51%       6.01%       1.08%*

  Russell 2000 Growth Index                                    13.35%       6.93%       4.88%

  * SINCE INCEPTION OF THE PORTFOLIO'S CLASS B SHARES ON 8/10/00.




ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/96 - 12/31/06

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO CLASS A: $14,731
RUSSELL 2000 GROWTH INDEX: $16,103

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                       AllianceBernstein
                       Small Cap Growth                   Russell 2000
                       Portfolio Class A                  Growth Index
--------------------------------------------------------------------------
12/31/96                    $10,000                          $10,000
12/31/97                    $11,860                          $11,295
12/31/98                    $11,327                          $11,433
12/31/99                    $13,262                          $16,360
12/31/00                    $12,455                          $12,691
12/31/01                    $10,867                          $11,520
12/31/02                    $ 7,414                          $ 8,034
12/31/03                    $11,040                          $11,933
12/31/04                    $12,646                          $13,640
12/31/05                    $13,309                          $14,207
12/31/06                    $14,731                          $16,103


THIS CHART ILLUSTRATES THE TOTAL VALUE OF AN ASSUMED $10,000 INVESTMENT IN ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO CLASS A SHARES (FROM 12/31/96 TO 12/31/06) AS COMPARED TO THE PERFORMANCE OF THE PORTFOLIO'S BENCHMARK. THE CHART ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


SMALL CAP GROWTH PORTFOLIO
FUND EXPENSES
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                BEGINNING           ENDING
SMALL CAP                    ACCOUNT VALUE      ACCOUNT VALUE        EXPENSES PAID          ANNUALIZED
GROWTH PORTFOLIO             JULY 1, 2006     DECEMBER 31, 2006      DURING PERIOD*       EXPENSE RATIO*
---------------------------------------------------------------------------------------------------------
CLASS A
Actual                           $ 1,000          $ 1,055.20              $ 5.96                1.15%
Hypothetical
  (5% return before
  expenses)                      $ 1,000          $ 1,019.41              $ 5.85                1.15%

CLASS B
Actual                           $ 1,000          $ 1,054.46              $ 7.25                1.40%
Hypothetical
  (5% return before
  expenses)                      $ 1,000          $ 1,018.15              $ 7.12                1.40%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2006
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                   U.S. $ VALUE            NET ASSETS
-------------------------------------------------------------------------------
VistaPrint, Ltd.                           $ 1,486,639               2.1%
Psychiatric Solutions, Inc.                  1,467,032               2.1
Resources Connection, Inc.                   1,455,088               2.1
Stericycle, Inc.                             1,365,795               1.9
Huron Consulting Group, Inc.                 1,293,414               1.8
Knoll, Inc.                                  1,256,200               1.8
DealerTrack Holdings, Inc.                   1,250,350               1.8
Orient-Express Hotels, Ltd.--Class A         1,249,248               1.8
Oplink Communications, Inc.                  1,241,824               1.8
Bucyrus International, Inc.--Class A         1,237,064               1.7
                                           -----------             -----
                                           $13,302,654              18.9%



SECTOR DIVERSIFICATION
December 31, 2006
_______________________________________________________________________________


                                                                  PERCENT OF
SECTOR                                    U.S. $ VALUE            NET ASSETS
-------------------------------------------------------------------------------
Consumer Services                          $18,487,292              26.2%
Technology                                  13,614,637              19.3
Health Care                                 12,826,601              18.2
Finance                                      5,917,738               8.4
Energy                                       5,725,399               8.1
Capital Goods                                4,564,184               6.5
Basic Industry                               2,135,405               3.0
Transportation                               1,929,024               2.7
Industrials                                  1,165,320               1.7
Multi-Industry Companies                     1,079,610               1.5
Utilities                                      874,874               1.3
Other*                                       1,377,386               1.9
                                           -----------             -----
Total Investments**                         69,697,470              98.8
Cash and receivables, net of liabilities       870,611               1.2
                                           -----------             -----
Net Assets                                 $70,568,081             100.0%


* The Portfolio's sector diversification is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1.3% weightings in the following sectors: Consumer Staples and Consumer Manufacturing.

**   Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


5


SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2006
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-98.8%
CONSUMER SERVICES-26.2%
APPAREL-2.4%
Carter's, Inc. (a)                               20,400      $   520,200
Under Armour, Inc. -
  Class A (a)                                    13,060          658,877
Zumiez, Inc. (a)                                 17,690          522,562
                                                             ------------
                                                               1,701,639

BROADCASTING & CABLE-1.1%
Entravision Communications
  Corp.-Class A (a)                              97,300          799,806

ENTERTAINMENT & LEISURE-1.5%
THQ, Inc. (a)                                    31,750        1,032,510

MISCELLANEOUS-15.2%
Administaff, Inc.                                26,500        1,133,405
American Reprographics
  Co. (a)                                        35,600        1,185,836
Bright Horizons Family
  Solutions, Inc. (a)                            19,900          769,334
Huron Consulting Group,
  Inc. (a)                                       28,527        1,293,414
The Knot, Inc. (a)                               25,940          680,666
Life Time Fitness, Inc. (a)                      22,700        1,101,177
LoopNet, Inc. (a)                                29,800          446,404
MSC Industrial Direct Co. -
  Class A                                        17,300          677,295
Nutri/System, Inc. (a)                           14,300          906,477
Resources Connection,
  Inc. (a)                                       45,700        1,455,088
Strayer Education, Inc.                          10,000        1,060,500
                                                             ------------
                                                              10,709,596

PRINTING & PUBLISHING-2.1%
VistaPrint, Ltd. (a)                             44,900        1,486,639

RESTAURANTS & LODGING-2.0%
Home Inns & Hotels
  Management, Inc.
  (ADR) (a)                                       4,300          161,422
Orient-Express Hotels, Ltd. -
  Class A                                        26,400        1,249,248
                                                             ------------
                                                               1,410,670

RETAIL - GENERAL MERCHANDISE-1.9%
Coldwater Creek, Inc. (a)                        33,550          822,646
MarineMax, Inc. (a)                              20,200          523,786
                                                             ------------
                                                               1,346,432
                                                             ------------
                                                              18,487,292

TECHNOLOGY-19.3%
COMMUNICATION EQUIPMENT-3.3%
Exar Corp. (a)                                   40,800          530,400
Oplink Communications,
  Inc. (a)                                       60,400        1,241,824
Witness Systems, Inc. (a)                        30,900          541,677
                                                             ------------
                                                               2,313,901

COMMUNICATION SERVICES-0.7%
NTELOS Holdings Corp. (a)                        27,800          497,064

COMPUTER HARDWARE/STORAGE-0.7%
Commvault Systems, Inc. (a)                      23,200          464,232

COMPUTER PERIPHERALS-0.9%
Synaptics, Inc. (a)                              21,300          632,397

COMPUTER SERVICES-1.3%
Euronet Worldwide, Inc. (a)                      10,500          311,745
Global Cash Access Holdings,
  Inc. (a)                                       36,600          594,018
                                                             ------------
                                                                 905,763

MISCELLANEOUS-4.9%
Electronics for Imaging,
  Inc. (a)                                       25,500          677,790
MICROS Systems, Inc. (a)                         17,400          916,980
VeriFone Holdings, Inc. (a)                      26,500          938,100
WNS Holdings Ltd.
  (ADR) (a)                                      30,240          940,464
                                                             ------------
                                                               3,473,334

SEMICONDUCTOR COMPONENTS-3.4%
Entegris, Inc. (a)                               65,300          706,546
Hittite Microwave Corp. (a)                      12,400          400,768
Integrated Device Technology,
  Inc. (a)                                       30,330          469,508
Micrel, Inc. (a)                                 42,500          458,150
ON Semiconductor Corp. (a)                       11,300           85,541
Vimicro International Corp.
  (ADR) (a)                                      28,600          291,720
                                                             ------------
                                                               2,412,233

SOFTWARE-4.1%
Altiris, Inc. (a)                                15,640          396,943
Blackbaud, Inc.                                  26,820          697,320
DealerTrack Holdings,
  Inc. (a)                                       42,500        1,250,350
Informatica Corp. (a)                            40,150          490,232
Quest Software, Inc. (a)                          5,520           80,868
                                                             ------------
                                                               2,915,713
                                                             ------------
                                                              13,614,637


6


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
HEALTH CARE-18.2%
BIOTECHNOLOGY-4.0%
Advanced Magnetics, Inc. (a)                      2,800      $   167,216
Biomarin Pharmaceutical,
  Inc. (a)                                       31,200          511,368
Cubist Pharmaceuticals,
  Inc. (a)                                       15,200          275,272
Icon PLC (ADR) (a)                               19,900          750,230
Nektar Therapeutics (a)                          27,300          415,233
Senomyx, Inc. (a)                                30,500          396,195
United Therapeutics Corp. (a)                     5,700          309,909
                                                             ------------
                                                               2,825,423

DRUGS-0.9%
Alexion Pharmaceuticals,
  Inc. (a)                                        7,300          294,847
Pozen, Inc. (a)                                  18,100          307,519
                                                             ------------
                                                                 602,366

MEDICAL PRODUCTS-5.3%
Abaxis, Inc. (a)                                 35,000          673,750
ArthroCare Corp. (a)                             27,100        1,081,832
Dexcom, Inc. (a)                                 24,400          240,584
Hansen Medical, Inc. (a)                         26,720          308,349
Meridian Bioscience, Inc.                        30,500          748,165
Ventana Medical Systems,
  Inc. (a)                                       15,900          684,177
                                                             ------------
                                                               3,736,857

MEDICAL SERVICES-7.6%
LHC Group, Inc. (a)                              38,600        1,100,486
Psychiatric Solutions, Inc. (a)                  39,100        1,467,032
Stericycle, Inc. (a)                             18,090        1,365,795
Trizetto Group (a)                               41,400          760,518
WellCare Health Plans,
  Inc. (a)                                        9,469          652,414
                                                             ------------
                                                               5,346,245

MISCELLANEOUS-0.4%
HealthExtras, Inc. (a)                           13,100          315,710
                                                             ------------
                                                              12,826,601

FINANCE-8.4%
BANKING-MONEY CENTER-0.5%
Community Bancorp (a)                            11,300          341,147

BANKING-REGIONAL-0.8%
First Republic Bank                              14,100          551,028

BROKERAGE & MONEY MANAGEMENT-3.5%
Affiliated Managers Group,
  Inc. (a)                                        8,400          883,092
Greenhill & Co., Inc.                            13,800        1,018,440
optionsXpress Holdings, Inc.                     26,680          605,369
                                                             ------------
                                                               2,506,901

INSURANCE-0.6%
Primus Guaranty Ltd. (a)                         37,130          428,852

MISCELLANEOUS-3.0%
Clayton Holdings, Inc. (a)                       25,620          479,350
GFI Group, Inc. (a)                              14,000          871,640
Morningstar, Inc. (a)                            16,400          738,820
                                                             ------------
                                                               2,089,810
                                                             ------------
                                                               5,917,738

ENERGY-8.1%
MISCELLANEOUS-3.5%
Aventine Renewable Energy
  Holdings, Inc. (a)                             13,700          322,772
Bill Barrett Corp. (a)                           26,300          715,623
EXCO Resources, Inc. (a)                         33,800          571,558
Hydril (a)                                       11,200          842,128
                                                             ------------
                                                               2,452,081

OIL SERVICE-4.6%
Core Laboratories NV (a)                          8,884          719,604
Dril-Quip, Inc. (a)                              19,700          771,452
FMC Technologies, Inc. (a)                        8,500          523,855
Tesco Corp. (a)                                  25,200          445,284
W-H Energy Services, Inc. -
  Class H (a)                                    16,700          813,123
                                                             ------------
                                                               3,273,318
                                                             ------------
                                                               5,725,399

CAPITAL GOODS-6.5%
ELECTRICAL EQUIPMENT-1.5%
Essex Corp. (a)                                  43,600        1,042,476

MACHINERY-3.6%
Bucyrus International, Inc. -
  Class A                                        23,900        1,237,064
RBC Bearings, Inc. (a)                           21,700          621,922
Watts Water Technologies, Inc. -
  Class A                                        17,300          711,203
                                                             ------------
                                                               2,570,189

MISCELLANEOUS-1.4%
IDEX Corp.                                       20,070          951,519
                                                             ------------
                                                               4,564,184

BASIC INDUSTRY-3.0%
CHEMICALS-1.2%
Hexcel Corp. (a)                                 50,500          879,205

MISCELLANEOUS-1.8%
Knoll, Inc.                                      57,100        1,256,200
                                                             ------------
                                                               2,135,405

TRANSPORTATION-2.7%
AIR FREIGHT-1.3%
UTI Worldwide, Inc.                              30,500          911,950


7


SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
SHIPPING-1.4%
Kirby Corp. (a)                                  29,800      $ 1,017,074
                                                             ------------
                                                               1,929,024

INDUSTRIALS-1.7%
MISCELLANEOUS-1.7%
Astec Industries, Inc. (a)                       33,200        1,165,320

MULTI-INDUSTRY COMPANIES-1.5%
MULTI-INDUSTRY COMPANIES-1.5%
LKQ Corp. (a)                                    46,960        1,079,610

UTILITIES-1.3%
TELEPHONE UTILITY-1.3%
Cbeyond, Inc. (a)                                28,600          874,874

CONSUMER STAPLES-1.1%
FOOD-1.1%
Hain Celestial Group,
  Inc. (a)                                       25,400          792,734


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CONSUMER MANUFACTURING-0.8%
BUILDING & RELATED-0.8%
Dayton Superior Corp. (a)                        49,800      $   584,652

Total Common Stocks
  (cost $55,642,033)                                          69,697,470

SHORT-TERM INVESTMENT-0.9%
TIME DEPOSIT-0.9%
The Bank of New York
  4.25%, 1/02/07
  (cost $633,000)                                  $633          633,000

TOTAL INVESTMENTS-99.7%
  (cost $56,275,033)                                          70,330,470
Other assets less
  liabilities-0.3%                                               237,611

NET ASSETS-100.0%                                            $70,568,081


(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See Notes to Financial Statements.


8


SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $56,275,033)          $ 70,330,470
  Cash                                                                     174
  Receivable for investment securities sold                            485,708
  Receivable for capital stock sold                                      4,331
  Interest receivable                                                      224
  Total assets                                                      70,820,907

LIABILITIES
  Payable for capital stock redeemed                                    91,109
  Advisory fee payable                                                  45,126
  Custodian fee payable                                                 36,637
  Printing fee payable                                                  32,979
  Administrative fee payable                                            21,750
  Distribution fee payable                                               4,692
  Transfer Agent fee payable                                                65
  Accrued expenses                                                      20,468
  Total liabilities                                                    252,826

NET ASSETS                                                        $ 70,568,081

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      5,226
  Additional paid-in capital                                       109,362,743
  Net investment loss                                                   (7,923)
  Accumulated net realized loss on investment transactions         (52,847,402)
  Net unrealized appreciation of investments                        14,055,437
                                                                 --------------
                                                                  $ 70,568,081

NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                    SHARES         NET ASSET
CLASS                             NET ASSETS      OUTSTANDING        VALUE
-------------------------------------------------------------------------------
A                                $ 48,497,636      3,573,318        $ 13.57
B                                $ 22,070,445      1,652,553        $ 13.36


See Notes to Financial Statements.


9


SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2006
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends                                                        $   131,279
  Interest                                                              60,429
  Total investment income                                              191,708

EXPENSES
  Advisory fee                                                         553,548
  Distribution fee--Class B                                             58,239
  Transfer agency--Class A                                               2,615
  Transfer agency--Class B                                               1,205
  Custodian                                                            142,501
  Administrative                                                        86,750
  Audit                                                                 37,500
  Printing                                                              23,972
  Legal                                                                  3,979
  Directors' fees                                                        1,400
  Miscellaneous                                                          2,441
  Total expenses                                                       914,150
  Net investment loss                                                 (722,442)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
TRANSACTIONS
  Net realized gain on investment transactions                       8,848,126
  Net change in unrealized appreciation/depreciation of
    investments                                                       (861,528)
  Net gain on investment transactions                                7,986,598

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 7,264,156


See Notes to Financial Statements.


10


SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                 YEAR ENDED        YEAR ENDED
                                                 DECEMBER 31,      DECEMBER 31,
                                                    2006              2005
                                                -------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment loss                            $  (722,442)      $  (745,468)
  Net realized gain on investment
    transactions                                   8,848,126         8,362,243
  Net change in unrealized
    appreciation/depreciation of
    investments                                     (861,528)       (4,759,908)
  Net increase in net assets from
    operations                                     7,264,156         2,856,867

CAPITAL STOCK TRANSACTIONS
  Net decrease                                    (8,615,766)      (17,046,301)
  Total decrease                                  (1,351,610)      (14,189,434)

NET ASSETS
  Beginning of period                             71,919,691        86,109,125
  End of period (including net investment
    loss of ($7,923) and $0, respectively)       $70,568,081       $71,919,691


See Notes to Financial Statements.


11


SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2006
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Small Cap Growth Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Exchange, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain and loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's avarage daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.


13


SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Brokerage commissions paid on investment transactions for the year ended December 31, 2006 amounted to $137,940, of which $10 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.


NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                  PURCHASES           SALES
                                                -------------     --------------
Investment securities (excluding U.S.
  government securities)                         $54,832,967       $64,634,651
U.S. government securities                                -0-               -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                               $57,080,338
Gross unrealized appreciation                                      $14,250,907
Gross unrealized depreciation                                       (1,000,775)
Net unrealized appreciation                                        $13,250,132


1. FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.


NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              802,592       403,901    $ 10,449,898    $  4,558,183
Shares redeemed       (1,264,557)   (1,659,295)    (16,507,629)    (18,857,380)
Net decrease            (461,965)   (1,255,394)   $ (6,057,731)   $(14,299,197)

CLASS B
Shares sold              520,053       649,285    $  6,865,945    $  7,335,767
Shares redeemed         (725,793)     (911,889)     (9,423,980)    (10,082,871)
Net decrease            (205,740)     (262,604)   $ (2,558,035)   $ (2,747,104)


15


SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.


NOTE H: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $(52,050,020)(a)
Unrealized appreciation/(depreciation)                          13,250,132(b)
Total accumulated earnings/(deficit)                          $(38,799,888)


(a) On December 31, 2006, the Portfolio had a net capital loss carrryforward of $52,050,020 of which $120,803 expires in the year 2008, $6,605,979 expires in the year 2009, and $45,323,838 expires in 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust Small Cap Growth Portfolio, may apply. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $8,207,426.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


During the current fiscal year, permanent differences primarily due to a prior period adjustment and a net operating loss resulted in a net decrease in net investment loss, and a net decrease additional paid in capital. This reclassification had no effect on net assets.


NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


17


SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


19


SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                         CLASS A
                                            ----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------
                                                2006          2005         2004         2003         2002
                                            -----------   -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.26       $11.65       $10.17       $ 6.83       $10.01

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.12)        (.11)        (.10)(b)     (.09)        (.07)(b)
Net realized and unrealized gain (loss)
  on investment transactions                    1.43          .72         1.58         3.43        (3.11)
Net increase (decrease) in net asset
  value from operations                         1.31          .61         1.48         3.34        (3.18)
Net asset value, end of period                $13.57       $12.26       $11.65       $10.17       $ 6.83

TOTAL RETURN
Total investment return based on net
  asset value (c)                              10.69%        5.24%       14.55%       48.90%      (31.77)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $48,498      $49,453      $61,661      $61,079      $86,093
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.16%(d)     1.18%        1.14%        1.36%        1.11%
  Expenses, before waivers and
    reimbursements                              1.16%(d)     1.18%        1.30%        1.36%        1.25%
  Net investment loss                           (.90)%(d)    (.93)%       (.93)%(b)   (1.10)%       (.86)%(b)
Portfolio turnover rate                           76%          90%          92%         129%         111%


See footnote summary on page 21.


20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         CLASS B
                                            ----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------
                                                2006          2005         2004         2003         2002
                                            -----------   -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.09       $11.53       $10.08       $ 6.78       $ 9.98

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.15)        (.13)        (.12)(b)     (.11)        (.09)(b)
Net realized and unrealized gain (loss)
  on investment transactions                    1.42          .69         1.57         3.41        (3.11)
Net increase (decrease) in net asset
  value from operations                         1.27          .56         1.45         3.30        (3.20)
Net asset value, end of period                $13.36       $12.09       $11.53       $10.08       $ 6.78

TOTAL RETURN
Total investment return based on net
  asset value (c)                              10.51%        4.86%       14.39%       48.67%      (32.06)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $22,070      $22,467      $24,448      $15,846       $5,101
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.41%(d)     1.43%        1.40%        1.61%        1.37%
  Expenses, before waivers and
    reimbursements                              1.41%(d)     1.43%        1.56%        1.61%        1.51%
  Net investment loss                          (1.15)%(d)   (1.18)%      (1.19)%(b)   (1.37)%      (1.10)%(b)
Portfolio turnover rate                           76%          90%          92%         129%         111%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.


21


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein SmallCap Growth Portfolio, formerly Alliance Quasar Portfolio, of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein SmallCap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 12, 2007


22


SMALL CAP GROWTH PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), CHAIRMAN
MARC O. MAYER, PRESIDENT AND CHIEF EXECUTIVE OFFICER
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
NANCY P. JACKLIN(1)
MARSHALL C. TURNER, JR.(1)
EARL D. WEINER(1)


OFFICERS

PHILIP L. KIRSTEIN, SENIOR VICE PRESIDENT AND INDEPENDENT COMPLIANCE OFFICER BRUCE K. ARONOW(2), VICE PRESIDENT
KUMAR KIRPALANI(2), VICE PRESIDENT
SAMANTHA S. LAU(2), VICE PRESIDENT
WEN-TSE TSENG(2), VICE PRESIDENT
EMILIE D. WRAPP, SECRETARY
JOSEPH J. MANTINEO, TREASURER AND CHIEF FINANCIAL OFFICER
THOMAS R. MANLEY, CONTROLLER




CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286


DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENTS, INC.
1345 Avenue of the Americas
New York, NY 10105


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036


LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004


TRANSFER AGENT

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Adviser's team of Small Cap Growth research sector heads. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Portfolio, Mr. Bruce Aronow, Mr. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng, members of the Adviser's Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Portfolio's portfolio.


23


SMALL CAP GROWTH PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                          PORTFOLIOS
                                                                                            IN FUND         OTHER
   NAME, ADDRESS*,                                PRINCIPAL                                 COMPLEX      DIRECTORSHIP
        AGE                                     OCCUPATION(S)                             OVERSEEN BY      HELD BY
  (YEAR ELECTED**)                           DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of AllianceBernstein             108         SCB Partners,
1345 Avenue of the Americas        L.P. (the "Adviser") since 2002, and Executive                        Inc. and SCB, Inc.
New York, NY 10105                 Managing Director of AllianceBernstein
49                                 Investments, Inc. ("ABI") since 2003; prior
(2005)                             thereto, he was head of AllianceBernstein
                                   Institutional Investments, a unit of the Adviser
                                   from 2001-2003. Prior thereto, Chief Executive
                                   Officer of Sanford C. Bernstein & Co., LLC
                                    (institutional research and brokerage arm of
                                   Bernstein & Co. LLC) ("SCB & Co.") and its
                                   predecessor since prior to 2002.


DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ***      Investment Adviser and an Independent                     110         None
CHAIRMAN OF THE BOARD              Consultant. He was formerly Senior Manager
74                                 of Barrett Associates, Inc., a registered
(1990)                             investment adviser, with which he had been
                                   associated since prior to 2002. He was formerly
                                   Deputy Comptroller and Chief Investment
                                   Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

David H. Dievler, #                Independent Consultant. Until December                    109         None
77                                 1994, he was Senior Vice President of
(1990)                             AllianceBernstein Corporation ("AB Corp.")
                                   (formerly, Alliance Capital Management
                                   Corporation) responsible for mutual fund admin-
                                   istration. Prior to  joining AB Corp in 1984, he
                                   was Chief Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to that, he was a
                                   Senior Manager at Price Waterhouse & Co. Mem-
                                   ber of American Institute of Certified Public
                                   Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly, President of Save Venice,           108         None
65                                 Inc. (preservation organization) from 2001-2002,
(1992)                             Senior Advisor from June 1999-June 2000
                                   and President of Historic Hudson Valley (historic
                                   preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of AB Corp
                                   (formerly, Alliance Capital Management
                                   Corporation).


24


SMALL CAP GROWTH PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                                          PORTFOLIOS
                                                                                            IN FUND         OTHER
   NAME, ADDRESS*,                                PRINCIPAL                                 COMPLEX      DIRECTORSHIP
        AGE                                     OCCUPATION(S)                             OVERSEEN BY      HELD BY
  (YEAR ELECTED**)                           DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #               Consultant since January 2004. Formerly,                  108         Asia Pacific Fund,
63                                 managing partner of Lexington Capital, LLC                            Inc. and The Merger
(2005)                             (investment advisory firm) from December 1997                         Fund
                                   until December 2003. Prior thereto, Chairman
                                   and CEO of Prudential Mutual Fund Management
                                   from 1987 to 1993.

D. James Guzy, #                   Chairman of the Board of PLX Technology                   108         Intel Corporation
70                                 (semi-conductors) and of SRC Computers Inc.,                          (semi-conductors) and
(2005)                             with which he has been associated since prior                         Cirrus Logic Corporation
                                   to 2002. He is also President of the Arbor                            (semi-conductors)
                                   Company (private family investments).

Nancy P. Jacklin, #                Formerly, U.S. Executive Director of the                  108         None
58                                 International Monetary Fund (December 2002-
(2006)                             May 2006); Partner, Clifford Chance (1992-
                                   2002); Senior Counsel, International Banking
                                   and Finance, and Associate General Counsel,
                                   Citicorp (1985-1992); Assistant General
                                   Counsel (International), Federal Reserve
                                   Board of Governors (1982-1985); and
                                   Attorney Advisor, U.S. Department of
                                   the Treasury (1973-1982). Member of the
                                   Bar of the District of Columbia and of
                                   New York; and member of the Council on
                                   Foreign Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture Associates (venture           108         The George Lucas
65                                 capital and consulting) since prior to 2002.                          Educational Foundation
(2005)                             From 2003 until May 31, 2006, he was CEO of                           and National
                                   Toppan Photomasks, Inc., Austin, Texas (semi-                         Datacast, Inc.
                                   conductor manufacturing services).

Earl D. Weiner, #                  Of Counsel, and Partner from 1976-2006,                   107         None
67                                 of the law firm Sullivan & Cromwell LLP,
(2007)                             specializing in investment management,
                                   corporate and securities law; member of Task
                                   Force on Fund Director's Guidebook, Federal
                                   Regulation of Securities Committee.


* The Address for each of the Portfolio's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

***  Member of the Fair Value Pricing Committee.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


25


SMALL CAP GROWTH PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*              PRINCIPAL POSITION(S)         PRINCIPAL OCCUPATION
     AND AGE                  HELD WITH FUND                DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
49                            Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent Compliance
61                            and Independent               Officer of the AllianceBernstein Funds, with which he
                              Compliance Officer            has been associated since October 2004. Prior thereto,
                                                            he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                            from October 2003 to October 2004, and General
                                                            Counsel of Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2002 until March 2003.

Bruce K. Aronow               Vice President                Senior Vice President of the Adviser**, with which he
40                                                          has been associated since 2002.

Kumar Kirpalani               Vice President                Vice President of the Adviser**, with which he has been
53                                                          associated since prior to 2002.

Samantha S. Lau               Vice President                Senior Vice President of the Adviser**, with which she
34                                                          has been associated since prior to 2002.

Wen-Tse Tseng                 Vice President                Vice President of the Adviser,** with which he has been
41                                                          associated since March 2006. Prior thereto, he was the
                                                            healthcare-sector portfolio manager for the small-cap
                                                            growth team at William D. Witter from August 2003 to
                                                            February 2006. He also worked at Weiss, Peck & Greer,
                                                            managing the healthcare sector with the same team with
                                                            which he worked at William D. Witter from April 2002
                                                            to August 2003. Prior thereto, he was a senior healthcare
                                                            analyst at JP Morgan Fleming Asset Management since
                                                            prior to 2002.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant General Counsel and
51                                                          Assistant Secretary of ABI**, with which she has been
                                                            associated since prior to 2002.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of AllianceBernstein Investor
47                            Financial Officer             Services, Inc. ("ABIS")**, with which he has been
                                                            associated since prior to 2002.

Thomas R. Manley              Controller                    Vice President of the Adviser**, with which he has been
55                                                          associated since prior to 2002.


* The adddress for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY10105.

**   The Adviser, ABIS, ABI, and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Portfolio's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at
(800) 227-4618 for a free prospectus or SAI.


26


SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

IN THIS DISCLOSURE, THE TERM "FUND" REFERS TO ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC., AND THE TERM "PORTFOLIO" REFERS TO
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

   1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

   2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

   3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

   4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

   5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

   6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

   7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

   8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

   9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

   10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

   11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

   12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;


27


SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


   13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

   14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assump-


28


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


tions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 15 to 14 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 45 to 36 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1-, 3- and 5-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Russell 2000 Growth Index (the "Index") for periods ended April 30, 2006 over the year to date ("YTD"), 1- and 3-year and since inception periods (August 1996 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 1st quintile in the 1- and 3-year periods and 3rd quintile in the 5-year period. The comparative information showed that the Portfolio outperformed the Index in the YTD, 1- and 3-year periods and underperformed the Index in the since inception period. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.


29


SMALL CAP GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio, although the institutional fee schedule provided for higher rates on the first $150 million of assets, and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be materially higher than that in the Portfolio's Advisory Agreement, even after taking into account the 10 basis point expense ratio impact of the administrative expense reimbursement provision in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Portfolio at lower fee rates than that paid by the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 10 basis points and that as a result the Adviser's total compensation from the Portfolio pursuant to the Advisory Agreement was the same as the Expense Group median. The directors also noted that the Portfolio's total expense ratio was materially higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio's relatively modest size (approximately $85 million as of April 30, 2006) caused the administrative expense reimbursement, which does not vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable.


30


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


31


SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein Small Cap Growth Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

   1. Advisory fees charged to institutional and other clients of the Adviser for like services;

   2.   Advisory fees charged by other mutual fund companies for like services;

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

   4. Profit margins of the Adviser and its affiliates from supplying such services;

   5.   Possible economies of scale as the Portfolio grows larger; and

   6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                              NET ASSETS
            ADVISORY FEE BASED ON % OF         06/30/06
CATEGORY     AVERAGE DAILY NET ASSETS           ($MIL)           PORTFOLIO
-------------------------------------------------------------------------------
Growth      75 bp on 1st $2.5 billion         $74.1           Small Cap Growth
            65 bp on next $2.5 billion                        Portfolio
            60 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                          AS A % OF AVERAGE
PORTFOLIO                                  AMOUNT         DAILY NET ASSETS
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                 $75,250              0.10%


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)  Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


32


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Set forth below are the Portfolio's total expense ratios for the most recently completed fiscal year:

PORTFOLIO                          TOTAL EXPENSE RATIO          FISCAL YEAR
-------------------------------------------------------------------------------
Small Cap Growth Portfolio           Class A  1.18%             December 31
                                     Class B  1.43%


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. To the extent that certain of these institutional relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applied to the Portfolio versus the Portfolio's advisory fee.

                NET ASSETS         ALLIANCEBERNSTEIN             EFFECTIVE AB        FUND
                 06/30/06            INSTITUTIONAL               INSTITUTIONAL     ADVISORY
PORTFOLIO         ($MIL)             FEE SCHEDULE                ADVISORY FEE        FEE(4)
---------------------------------------------------------------------------------------------
Small Cap         $74.1         Small Cap Growth Schedule           0.951%           0.750%
Growth                          100 bp on the first $50 million
Portfolio                       85 bp on the next $50 million
                                75 on the balance
                                MINIMUM ACCOUNT SIZE $10M


(4) Fund advisory fee information was provided by Lipper. See Section II for additional information.


33


SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Adviser also manages the AllianceBernstein Cap Fund, Inc.-Small Cap Growth Portfolio, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is such fund's fee schedule:

                                                     ADVISORY FEE BASED ON % OF
PORTFOLIO           ALLIANCEBERNSTEIN MUTUAL FUND     AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------------------
Small Cap                 Cap Fund, Inc.-            75 bp on 1st $2.5 billion
Growth Portfolio         Small Cap Growth            65 bp on next $2.5 billion
                           Portfolio                 60 bp on the balance


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

PORTFOLIO              SUB-ADVISED FUND        FEE SCHEDULE
-------------------------------------------------------------------------------
Small Cap Growth       Client No. 1(5)         0.60% on first $1 billion
Portfolio                                      0.55% on next $500 million
                                               0.50% on next $500 million
                                               0.45% on next $500 million
                                               0.40% thereafter

                       Client No. 2            0.65% on first $25 million
                                               0.60% on next $75 million
                                               0.55% on the balance


It is fair to note that the services the Adviser provides, pursuant to sub-advisory agreements, are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(6)

                                   EFFECTIVE          LIPPER
                                   MANAGEMENT         GROUP
PORTFOLIO                            FEE(7)           MEDIAN         RANK
-------------------------------------------------------------------------------
Small Cap Growth Portfolio           0.750            0.850          1/15


Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(8) and Lipper Expense Universe.(9) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lip-


(5)  The client is an affiliate of the Adviser.

(6) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(7) The effective management fee rate for the Portfolio does not reflect expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(8) Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


34


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


per Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                      EXPENSE     LIPPER      LIPPER      LIPPER       LIPPER
                       RATIO      GROUP        GROUP     UNIVERSE     UNIVERSE
PORTFOLIO             (%)(10)    MEDIAN (%)    RANK      MEDIAN (%)     RANK
-------------------------------------------------------------------------------
Small Cap Growth
Portfolio              1.178       0.999       14/15       0.998       31/36


Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, the Portfolio's distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

PORTFOLIO                                                  12B-1 FEES RECEIVED
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                                      $53,234


The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

PORTFOLIO                                                ADVISER PAYMENT TO ABI
-------------------------------------------------------------------------------
Small Cap Growth Portfolio                                     $116,164


Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder


(10) Most recently completed fiscal year Class A share total expense ratio.


35


SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(11)

Although the Portfolio did not effect any brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions during the Portfolio's most recently completed fiscal year, the Portfolio may do so in the future. The Adviser represented that SCB's profitability from any business conducted with the Portfolio will be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1, 3, and 5 year performance rankings of the Portfolio(12) relative to its Lipper Performance Group(13) and Lipper Performance Universe(14) for the periods ended April 30, 2006:

SMALL CAP GROWTH PORTFOLIO              GROUP        UNIVERSE
-----------------------------------------------------------------
1 year                                  3/15           8/45
3 year                                  3/15           8/43
5 year                                  6/14           16/36


(11) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.

(12) The performance rankings are for the Class A shares of the Portfolio.

(13) The Lipper Performance Group is identical to the Lipper Expense Group.

(14) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.


36


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)(15) versus its benchmarks:(16)

                                       PERIODS ENDING APRIL 30, 2006
                                           ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
PORTFOLIO                        1 YEAR    3 YEAR    5 YEAR    SINCE INCEPTION
-------------------------------------------------------------------------------
SMALL CAP GROWTH PORTFOLIO        31.58     28.80     9.14          5.28

Russell 2000 Growth Index         27.84     28.14     8.59          5.78


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


(15) The performance returns shown are for the Class A shares of the Portfolio.

(16) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


37





-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ANNUAL REPORT

DECEMBER 31, 2006


> ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO



     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




GLOBAL TECHNOLOGY PORTFOLIO

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

February 7, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Technology Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes.) The Portfolio will normally invest at least 80% of its net assets in the securities of these companies. The Portfolio invests in a global portfolio of securities issued by U.S. and non-U.S. companies selected for their capital appreciation potential. The Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies as well as new or unseasoned companies. The Portfolio normally invests substantially all its assets in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Portfolio will invest in listed and unlisted securities. The Portfolio also may invest in U.S. Government and foreign government securities. The Portfolio may seek income by writing listed call options. The Portfolio may invest in depository receipts, including ADRs, EDRs, GDRs or other securities representing securities of companies based in countries other than the United States. The Portfolio also may invest in international warrants and synthetic foreign equity securities, referred to as "local access products," "participation notes" or "low exercise price warrants."

INVESTMENT RESULTS
The table on page 3 shows the Portfolio's performance compared to its benchmarks, the Morgan Stanley Capital International (MSCI) World Information Technology Index and the MSCI World Index, for the one-, five- and 10-year periods ended December 31, 2006.

During the one-year period ended December 31, 2006, the Portfolio underperformed the MSCI World Information Technology Index benchmark. The Portfolio also underperformed the broader market, as represented by the MSCI World Index, in yet another year where global technology stocks underperformed the overall markets by a significant margin.

The relative underperformance compared to the MSCI World Information Technology Index was primarily driven by currency movements during 2006, a by-product of the Portfolio's stock-specific approach to investing in global technology. The Portfolio was underweight in European technology stocks during the reporting period, in favor of better secular opportunities in Asia. While that decision worked at the stock level, the movement in the Euro and other European currencies against the U.S. dollar during the year hurt dollar-denominated performance in the Portfolio. Weak stock selection among communication equipment, hardware/storage, and software also detracted from relative results. Positive stock selection among cellular carriers, information technology (IT) services companies and Internet-related names was not enough to offset the negative stock picks in other segments.

MARKET REVIEW AND INVESTMENT STRATEGY
Global technology stocks dramatically underperformed the broader markets in 2006, as global interest rates continued to rise and U.S. inflation fears persisted through much of the year. On a sector-specific note, a weak year for the personal computer markets delayed launches of major products (notably Microsoft's Vista operating system and Sony's Playstation 3 game console), inventory accumulation at semiconductor makers and contract manufacturers, and excess price pressures in multiple consumer-related segments put a pall over the group. Within the technology sector, electronic equipment, hardware/storage, communication equipment, software and semiconductor capital equipment stocks outperformed, while Internet, semiconductors, contract manufacturers and IT services companies underperformed.

During the reporting period, the Portfolio's holdings in the hardware/storage, IT services, telecommunications, broadcast/cable/digital media and electronic equipment segments were increased, while semiconductor-related, Internet and software positions were reduced. As of December 31, 2006, the Portfolio's largest overweights were in the telecommunications, Internet and broadcast/cable/digital media segments, with the largest underweights among semiconductor, communication equipment and hardware/storage companies.


1


GLOBAL TECHNOLOGY PORTFOLIO
HISTORICAL PERFORMANCE

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE
THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR 800.984.7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE PORTFOLIO'S QUOTED PERFORMANCE WOULD BE LOWER. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE
NEITHER THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INFORMATION TECHNOLOGY INDEX NOR THE UNMANAGED MSCI WORLD INDEX REFLECTS FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The MSCI World Information Technology Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in the information technology sector as defined by the Global Industry Classification Standard (GICS.) GICS is a joint Standard and Poor's/Morgan Stanley Capital International product aimed at standardizing industry definitions. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

Both the MSCI World Index and the MSCI World Information Technology Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties).

A WORD ABOUT RISK
The Portfolio concentrates its investments in technology-related stocks and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Portfolio can invest in foreign securities, including those in emerging markets, which can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


GLOBAL TECHNOLOGY PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                                RETURNS
THE PORTFOLIO VS. ITS BENCHMARKS                               -----------------------------------------
PERIODS ENDED DECEMBER 31, 2006                                  1 YEAR         5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------------------
   AllianceBernstein Global Technology Portfolio Class A          8.64%         -0.01%          6.04%

   AllianceBernstein Global Technology Portfolio Class B          8.38%         -0.25%         -2.66%*

   MSCI World Information Technology Index                        9.31%          1.33%          6.17%

   MSCI World Index                                              20.07%          9.97%          7.64%

   * Since inception of the Portfolio's Class B shares on 9/22/99.




ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/96 - 12/31/06


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO CLASS A: $17,970

MSCI WORLD INDEX: $20,884

MSCI WORLD INFORMATION TECHNOLOGY INDEX: $18,204

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               AllianceBernstein
                     Global                                MSCI World
                   Technology                              Information
                   Portfolio           MSCI World          Technology
                    Class A              Index               Index
--------------------------------------------------------------------------
   12/31/96         $10,000             $10,000             $10,000
   12/31/97         $10,647             $11,576             $12,311
   12/31/98         $17,439             $14,394             $20,752
   12/31/99         $30,642             $17,983             $41,508
   12/31/00         $24,048             $15,613             $24,191
   12/31/01         $17,980             $12,986             $17,040
   12/31/02         $10,481             $10,404             $10,456
   12/31/03         $15,111             $13,848             $15,505
   12/31/04         $15,924             $15,887             $15,890
   12/31/05         $16,539             $17,394             $16,654
   12/31/06         $17,970             $20,884             $18,204


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Technology Portfolio Class A shares (from 12/31/96 to 12/31/06) as compared to the performance of the Portfolio's benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.



SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


GLOBAL TECHNOLOGY PORTFOLIO
FUND EXPENSES

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES
The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                            BEGINNING            ENDING
GLOBAL TECHNOLOGY         ACCOUNT VALUE       ACCOUNT VALUE       EXPENSES PAID        ANNUALIZED
PORTFOLIO                 JULY 1, 2006      DECEMBER 31, 2006     DURING PERIOD*     EXPENSE RATIO*
---------------------------------------------------------------------------------------------------
CLASS A
Actual                      $1,000              $1,137.30              $4.96             0.92%
Hypothetical
  (5% return before
  expenses)                 $1,000              $1,020.57              $4.69             0.92%

CLASS B
Actual                      $1,000              $1,136.15              $6.30             1.17%
Hypothetical
  (5% return before
  expenses)                 $1,000              $1,019.31              $5.96             1.17%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


GLOBAL TECHNOLOGY PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2006

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                  PERCENT OF
COMPANY                                   U.S. $ VALUE            NET ASSETS
Cisco Systems, Inc.                       $ 19,781,454               7.5%
Microsoft Corp.                             15,643,654               5.9
Google, Inc.-Class A                        14,919,552               5.6
Canon, Inc.                                 11,718,877               4.4
America Movil SA de CV Series L (ADR)       10,712,618               4.1
Sun Microsystems, Inc.                      10,393,392               3.9
Apple Computer, Inc.                         9,527,532               3.6
Hewlett-Packard Co.                          8,353,332               3.2
Oracle Corp.                                 7,714,714               2.9
Intel Corp.                                  7,283,925               2.8
                                          ------------             ------
                                          $116,049,050              43.9%




SECTOR DIVERSIFICATION
December 31, 2006
_______________________________________________________________________________


                                                                  PERCENT OF
SECTOR                                    U.S. $ VALUE            NET ASSETS
-------------------------------------------------------------------------------
Technology                                $223,507,209              84.6%
Consumer Services                           25,832,968               9.8
Utilities                                    6,357,569               2.4
Energy                                         458,920               0.2
                                          ------------             ------
Total Investments*                         256,156,666              97.0
Cash and receivables, net of liabilities     8,011,853               3.0
                                          ------------             ------
Net Assets                                $264,168,519             100.0%


*    Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


5


COUNTRY BREAKDOWN*
December 31, 2006

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                  PERCENT OF
COUNTRY                                    U.S.$ VALUE            NET ASSETS
-------------------------------------------------------------------------------
United States                             $169,835,602              64.3%
Japan                                       19,098,408               7.2%
Mexico                                      10,712,618               4.1%
Taiwan                                      13,293,885               5.0%
India                                        7,561,111               2.9%
Germany                                      6,454,305               2.4%
France                                       4,586,192               1.7%
China                                        3,794,365               1.4%
Cayman Islands                               3,691,450               1.4%
Finland                                      3,650,288               1.4%
Netherlands                                  3,174,976               1.2%
Bermuda                                      2,873,154               1.1%
Other*                                       7,430,312               2.8%
                                          ------------             ------
Total Investments**                        256,156,666              97.0%
Cash and receivables, net of liabilities     8,011,853               3.0%
                                          ------------             ------
Net Assets                                $264,168,519             100.0%


* The Portfolio's country breakdown is expressed as a percentage of total net assets and may vary over time. "Other" represents less than 1.1% weightings in the following countries: Hong Kong, Italy, Russia, South Korea, and Spain.

**   Excludes short-term investments.


6


GLOBAL TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2006

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-93.6%

TECHNOLOGY-81.8%
COMMUNICATION EQUIPMENT-14.4%
Ciena Corp. (a)                                  72,342     $  2,004,597
Cisco Systems, Inc. (a)                         723,800       19,781,454
Foxconn International
  Holdings Ltd. (a)                             393,000        1,281,796
JDS Uniphase Corp. (a)                          101,100        1,684,326
Juniper Networks, Inc. (a)                      202,500        3,835,350
Nokia OYJ                                       179,755        3,650,288
QUALCOMM, Inc.                                  156,200        5,902,798
                                                             ------------
                                                              38,140,609

COMMUNICATION SERVICES-1.1%
American Tower Corp.-
  Class A (a)                                    36,700        1,368,176
Fastweb                                          28,287        1,613,903
                                                             ------------
                                                               2,982,079

COMPUTER HARDWARE/STORAGE-12.7%
Apple Computer, Inc. (a)                        112,300        9,527,532
Hewlett-Packard Co.                             202,800        8,353,332
NEC Corp.                                       348,000        1,668,720
Seagate Technology                              139,300        3,691,450
Sun Microsystems, Inc. (a)                    1,917,600       10,393,392
                                                             ------------
                                                              33,634,426

COMPUTER PERIPHERALS-2.7%
Foxconn Technology Co.,
  Ltd.                                          125,800        1,499,892
High Tech Computer Corp.                         50,200          990,132
Network Appliance, Inc. (a)                     120,400        4,729,312
                                                             ------------
                                                               7,219,336

COMPUTER SERVICES-8.5%
Accenture Ltd.-Class A                           77,800        2,873,154
Alliance Data Systems
  Corp. (a)                                      30,700        1,917,829
CapGemini, SA                                    73,303        4,586,192
Cognizant Technology
  Solutions Corp.-
  Class A (a)                                    53,400        4,120,344
Fiserv, Inc. (a)                                 53,625        2,811,023
Infosys Technologies Ltd.
  (ADR)                                          97,580        5,323,965
WNS Holdings Ltd.
  (ADR) (a)                                      23,800          740,180
                                                             ------------
                                                              22,372,687

INTERNET INFRASTRUCTURE-3.4%
Akamai Technologies,
  Inc. (a)                                      113,400        6,023,808
Equinix, Inc. (a)                                37,800        2,858,436
                                                             ------------
                                                               8,882,244

INTERNET MEDIA-8.0%
Ctrip.com International Ltd.
  (ADR)                                          24,100        1,505,768
Google, Inc.-Class A (a)                         32,400       14,919,552
Monster Worldwide, Inc. (a)                      49,600        2,313,344
The Knot, Inc. (a)                               91,800        2,408,832
                                                             ------------
                                                              21,147,496

MISCELLANEOUS-6.0%
Canon, Inc.                                     208,150       11,718,877
Hoya Corp.                                      103,500        4,034,104
                                                             ------------
                                                              15,752,981

SEMICONDUCTOR CAPITAL EQUIPMENT-1.2%
ASML Holding NV (a)                             128,654        3,174,976

SEMICONDUCTOR COMPONENTS-7.3%
Broadcom Corp.-Class A (a)                       59,250        1,914,368
Intel Corp.                                     359,700        7,283,925
NVIDIA Corp. (a)                                140,500        5,199,905
Samsung Electronics Co., Ltd.
  (GDR) (b)                                       4,047        1,333,769
Taiwan Semiconductor
  Manufacturing Co.
  Ltd. (ADR)                                    313,870        3,430,599
                                                             ------------
                                                              19,162,566

SOFTWARE-16.5%
Activision, Inc. (a)                            108,700        1,873,988
Adobe Systems, Inc. (a)                          85,500        3,515,760
BEA Systems, Inc. (a)                            96,600        1,215,228
Citrix Systems, Inc. (a)                         69,100        1,869,155
Microsoft Corp.                                 523,900       15,643,654
Omniture, Inc. (a)                               69,600          979,968
Oracle Corp. (a)                                450,100        7,714,714
Salesforce.com, Inc. (a)                         69,800        2,544,210
SAP AG (ADR)                                    121,550        6,454,305
Symantec Corp. (a)                               88,900        1,853,565
                                                             ------------
                                                              43,664,547
                                                             ------------
                                                             216,133,947


7


GLOBAL TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
CONSUMER SERVICES-9.2%
BROADCASTING & CABLE-3.9%
Comcast Corp.-Class A (a)                        67,000     $  2,836,110
News Corp.-Class A                              159,200        3,419,616
Time Warner, Inc.                               181,000        3,942,180
                                                             ------------
                                                              10,197,906

CELLULAR COMMUNICATIONS-5.3%
America Movil SA de CV
  Series L (ADR)                                236,900       10,712,618
China Mobile Ltd.                               265,500        2,288,597
Vimpel-Communications
  (ADR) (a)                                      14,400        1,136,880
                                                             ------------
                                                              14,138,095
                                                             ------------
                                                              24,336,001

UTILITIES-2.4%
TELEPHONE UTILITY-2.4%
AT&T, Inc.                                       73,200        2,616,900
Nippon Telegraph &
  Telephone Corp.                                   340        1,676,706
Telefonica SA                                    97,216        2,063,963
                                                             ------------
                                                               6,357,569

ENERGY-0.2%
MISCELLANEOUS-0.2%
First Solar, Inc. (a)                            15,400          458,920

Total Common Stocks
  (cost $202,501,708)                                        247,286,437

WARRANTS-3.3%

TECHNOLOGY-2.8%
CONTRACT MANUFACTURING-1.2%
HON HAI Precision Industry
  Co., Ltd., Citigroup
  Global Markets,
  expiring 1/17/07 (a)(b)                       429,251        3,062,268


                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)       U.S. $ VALUE
-------------------------------------------------------------------------
ELECTRONIC COMPONENTS-0.5%
AU Optronics Corp. (CSFB),
  expiring 3/05/09 (a)                          968,658     $  1,342,560

SEMICONDUCTOR COMPONENTS-1.1%
Advanced Semiconductor
  Engineering, Inc. Citigroup
  Global Markets,
  expiring 1/20/10 (a)                        1,412,000        1,595,560
Novatek Microelectronics
  Corp. Ltd., Deutsche Bank
  AG London,
  expiring 11/02/16 (a)(b)                      303,340        1,372,874
                                                             ------------
                                                               2,968,434
                                                             ------------
                                                               7,373,262

CONSUMER SERVICES-0.5%
CELLULAR COMMUNICATIONS-0.5%
Bharti Airtel Ltd.,
  Merrill Lynch,
  expiring 3/17/11 (a)                          103,956        1,496,967

Total Warrants
  (cost $7,593,901)                                            8,870,229

SHORT-TERM INVESTMENT-0.4%
TIME DEPOSIT-0.4%
The Bank of New York
  4.25%, 1/02/07
  (cost $951,000)                                  $951          951,000

TOTAL INVESTMENTS-97.3%
  (cost $211,046,609)                                        257,107,666
Other assets less
  liabilities-2.7%                                             7,060,853

NET ASSETS-100%                                             $264,168,519


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate market value of these securities amounted to $5,768,911 or 2.2% of net assets.

     Glossary:
     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See Notes to Financial Statements.


8


GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

AllianceBernstein Variable Products Series Fund

ASSETS
  Investments in securities, at value (cost $211,046,609)         $257,107,666
  Cash                                                                     305
  Foreign cash, at value (cost $7,247,506)                           7,295,189
  Receivable for investment securities sold and foreign
    currency contracts                                                 571,217
  Dividends and interest receivable                                    111,077
  Receivable for capital stock sold                                     94,626
  Total assets                                                     265,180,080

LIABILITIES
  Payable for foreign currency contracts                               521,371
  Payable for capital stock redeemed                                   191,454
  Advisory fee payable                                                 168,245
  Distribution fee payable                                              37,273
  Administrative fee payable                                            21,750
  Transfer Agent fee payable                                                65
  Accrued expenses                                                      71,403
  Total liabilities                                                  1,011,561

NET ASSETS                                                        $264,168,519

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     15,511
  Additional paid-in capital                                       478,663,620
  Accumulated net investment loss                                       (4,611)
  Accumulated net realized loss on investment and foreign
    currency transactions                                         (260,614,528)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     46,108,527
                                                                  -------------
                                                                  $264,168,519

NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                          SHARES               NET ASSET
CLASS              NET ASSETS          OUTSTANDING               VALUE
---------------------------------------------------------------------------
A                 $ 86,818,636           5,039,220              $17.23
B                 $177,349,883          10,471,775              $16.94


See Notes to Financial Statements.


9


GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2006

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $91,966)            $  1,401,196
  Interest                                                             172,771
  Total investment income                                            1,573,967

EXPENSES
  Advisory fee                                                       1,889,748
  Distribution fee--Class B                                            400,033
  Transfer agency--Class A                                               2,377
  Transfer agency--Class B                                               4,271
  Custodian                                                            186,063
  Printing                                                              97,542
  Administrative                                                        86,750
  Audit                                                                 37,500
  Legal                                                                 17,042
  Directors' fees                                                        1,400
  Miscellaneous                                                          7,932
  Total expenses                                                     2,730,658
  Net investment loss                                               (1,156,691)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                         20,458,610
    Foreign currency transactions                                     (248,175)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                        595,292
    Foreign currency denominated assets and liabilities                 99,129
  Net gain on investment and foreign currency transactions          20,904,856

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 19,748,165


See Notes to Financial Statements.


10


GLOBAL TECHNOLOGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                YEAR ENDED        YEAR ENDED
                                                DECEMBER 31,      DECEMBER 31,
                                                   2006              2005
                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                           $ (1,156,691)     $ (1,146,449)
  Net realized gain on investment and
    foreign currency transactions                 20,210,435        31,366,066
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign currency
    denominated assets and liabilities               694,421       (23,522,677)
  Net increase in net assets from
    operations                                    19,748,165         6,696,940

CAPITAL STOCK TRANSACTIONS
  Net decrease                                    (3,435,670)      (40,707,523)
  Total increase (decrease)                       16,312,495       (34,010,583)

NET ASSETS
  Beginning of period                            247,856,024       281,866,607
  End of period (including accumulated
    net investment loss of ($4,611) and
    ($35,703), respectively)                    $264,168,519      $247,856,024


See Notes to Financial Statements.


11


GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The AllianceBernstein Global Technology Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio's objective was to seek growth of capital. Current income was incidental to the Portfolio's objective. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


12


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date or as soon as the Porfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS
All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.


13


GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Brokerage commissions paid on investment transactions for the year ended December 31, 2006, amounted to $738,690, of which $4,731 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: DISTRIBUTION PLAN
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                               PURCHASES           SALES
                                             --------------    --------------
Investment securities (excluding U.S.
  government securities)                      $283,969,286      $292,112,135
U.S. government securities                              -0-               -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                            $212,948,021
Gross unrealized appreciation                                   $ 46,208,424
Gross unrealized depreciation                                     (2,048,779)
Net unrealized appreciation                                     $ 44,159,645


1. FORWARD CURRENCY EXCHANGE CONTRACTS
The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


14


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS
For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK
Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              471,249       751,250    $  7,606,999    $ 10,960,123
Shares redeemed       (1,721,643)   (2,135,549)    (27,726,186)    (31,171,724)

Net decrease          (1,250,394)   (1,384,299)   $(20,119,187)   $(20,211,601)

CLASS B
Shares sold            3,850,328     1,461,398    $ 61,419,683    $ 21,513,107
Shares redeemed       (2,850,110)   (2,912,902)    (44,736,166)    (42,009,029)
Net increase
  (decrease)           1,000,218    (1,451,504)   $ 16,683,517    $(20,495,922)


15


GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO
Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G:JOINT CREDIT FACILITY
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)
As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                        $(258,717,727)(a)
Unrealized appreciation/(depreciation)                         44,207,115(b)
Total accumulated earnings/(deficit)                        $(214,510,612)

(a) On December 31, 2006, the Portfolio had a net capital loss carryforward of $258,713,116 of which $65,171,509 expires in the year 2009, $172,308,210 expires in the year 2010, and $21,233,397 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the current fiscal year, the Portfolio utilized capital loss carryforwards of $21,108,187. Net capital losses and net foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of Portfolio's next taxable year. For the year ended December 31, 2006, the Portfolio deferred to January 1, 2007, post October foreign currency losses of $4,611.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency and a net operating loss resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized loss on investments and foreign currency transactions and corresponding net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I: LEGAL PROCEEDINGS
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund


16


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Com-


17


GLOBAL TECHNOLOGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


mission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual


18


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS
On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


19


GLOBAL TECHNOLOGY PORTFOLIO
FINANCIAL HIGHLIGHTS

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       CLASS A
                                             ----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------------
                                                 2006         2005         2004         2003         2002
                                             -----------  -----------  -----------   -----------  -----------
Net asset value, beginning of period          $15.86       $15.27        $14.49        $10.05       $17.24

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.05)        (.05)         (.03)(b)      (.11)        (.13)
Net realized and unrealized gain (loss)
  on investment transactions                    1.42          .64           .81          4.55        (7.06)
Net increase (decrease) in net asset
  value from operations                         1.37          .59           .78          4.44        (7.19)
Net asset value, end of period                $17.23       $15.86        $15.27        $14.49       $10.05

TOTAL RETURN
Total investment return based on net
  asset value (c)                               8.64%        3.86%         5.38%        44.18%      (41.71)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $86,819      $99,781      $117,145      $130,127      $93,369
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .92%(d)      .92%          .88%         1.11%        1.20%
  Expenses, before waivers and
    reimbursements                               .92%(d)      .92%         1.06%         1.11%        1.20%
  Net investment loss                           (.30)%(d)    (.32)%        (.22)%(b)     (.86)%      (1.01)%
Portfolio turnover rate                          117%          98%           86%           90%          68%


See footnote summary on page 21.


20


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         CLASS B
                                            -----------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                2006          2005         2004          2003         2002
                                            -----------   -----------  -----------   -----------  -----------
Net asset value, beginning of period          $15.63        $15.08       $14.35         $9.98       $17.15

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.09)         (.08)        (.07)(b)      (.14)        (.16)
Net realized and unrealized gain (loss)
  on investment transactions                    1.40           .63          .80          4.51        (7.01)
Net increase (decrease) in net asset
  value from operations                         1.31           .55          .73          4.37        (7.17)
Net asset value, end of period                $16.94        $15.63       $15.08        $14.35        $9.98

TOTAL RETURN
Total investment return based on net
  asset value (c)                               8.38%         3.65%        5.09%        43.79%      (41.81)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $177,350      $148,075     $164,721      $187,319      $99,528
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.18%(d)      1.17%        1.13%         1.37%        1.46%
  Expenses, before waivers and
    reimbursements                              1.18%(d)      1.17%        1.31%         1.37%        1.46%
  Net investment loss                           (.55)%(d)     (.57)%       (.47)%(b)    (1.11)%      (1.27)%
Portfolio turnover rate                          117%           98%          86%           90%          68%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.


21


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Global Technology Portfolio, formerly AllianceBernstein Technology Portfolio, of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Technology Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 12, 2007


22


GLOBAL TECHNOLOGY PORTFOLIO

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS
WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President and Chief Executive Officer
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
NANCY P. JACKLIN(1)
MARSHALL C. TURNER, JR.(1)
EARL D. WEINER(1)


OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer JANET A. WALSH(2), Vice President
EMILIE D. WRAPP, Secretary
JOSEPH J. MANTINEO, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286


DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENTS INC.
1345 Avenue of the Americas
New York, NY 10105


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036


LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004


TRANSFER AGENT

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolio's portfolio are made by Ms. Janet Walsh, a member of the Adviser's Global Technology Research Team.


23



GLOBAL TECHNOLOGY PORTFOLIO

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                          PORTFOLIOS
                                                                                            IN FUND            OTHER
   NAME, ADDRESS*,                                PRINCIPAL                                 COMPLEX        DIRECTORSHIP
        AGE                                     OCCUPATION(S)                             OVERSEEN BY        HELD BY
  (YEAR ELECTED**)                           DURING PAST 5 YEARS                           DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of AllianceBernstein             108         SCB Partners, Inc. and
1345 Avenue of the Americas        L.P. (the "Adviser") since 2001 and Executive                         SCB Inc.
New York, NY 10105                 Managing Director of AllianceBernstein
49                                 Investments, Inc. ("ABI") since 2003; prior
(2005)                             thereto, he was head of AllianceBernstein Insti-
                                   tutional Investments, a unit of the Adviser
                                   from 2001-2003. Prior thereto, Chief Executive
                                   Officer of Sanford C. Bernstein & Co., LLC
                                   (institutional research and brokerage arm of
                                   Bernstein & Co. LLC) ("SCB & Co.") and its
                                   predecessor since prior to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ***      Investment Adviser and an Independent                     110         None
Chairman of the Board              Consultant. He was formerly Senior Manager
74                                 of Barrett Associates, Inc., a registered
(1990)                             investment adviser, with which he had been
                                   associated since prior to 2002. He was formerly
                                   Deputy Comptroller and Chief Investment
                                   Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

David H. Dievler, #                Independent Consultant. Until December 1994,              109         None
77                                 he was Senior Vice President of AllianceBernstein
(1990)                             Corporation ("AB Corp.") (formerly, Alliance
                                   Capital Management Corporation) responsible
                                   for mutual fund administration. Prior to joining
                                   AB Corp. in 1984, he was Chief Financial Officer
                                   of Eberstadt Asset Management since 1968. Prior
                                   to that, he was a Senior Manager at Price Waterhouse
                                   & Co. Member of American Institute of Certified
                                   Public Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly, President of Save Venice,           108         None
65                                 Inc. (preservation organization) from 2001-2002,
(1992)                             Senior Advisor from June 1999-June 2000
                                   and President of Historic Hudson Valley (historic
                                   preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of AB Corp.
                                   (formerly, Alliance Capital Management
                                   Corporation).


24


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                                          PORTFOLIOS
                                                                                            IN FUND            OTHER
   NAME, ADDRESS*,                                PRINCIPAL                                 COMPLEX        DIRECTORSHIP
        AGE                                     OCCUPATION(S)                             OVERSEEN BY        HELD BY
  (YEAR ELECTED**)                           DURING PAST 5 YEARS                           DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #               Consultant since January 2004.                            108         Asia Pacific Fund, Inc.
63                                 Formerly, managing partner of                                         and The Merger Fund
(2005)                             Lexington Capital, LLC (investment
                                   advisory firm) from December 1997
                                   until December 2003. Prior thereto,
                                   Chairman and CEO of Prudential
                                   Mutual Fund Management from
                                   1987 to 1993.

D. James Guzy, #                   Chairman of the Board of PLX                              108         Intel Corporation
70                                 Technology (semi-conductors) and of                                   (semi-conductors)
(2005)                             SRC Computers Inc., with which he                                     and
                                   has been associated since prior to                                    Cirrus Logic
                                   2002. He is also President of the Arbor                               Corporation
                                   Company (private family investments).                                 (semi-conductors)

Nancy P. Jacklin, #                Formerly, U.S. Executive Director of the                  108         None
58                                 International Monetary Fund (December
(2006)                             2002-May 2006); Partner, Clifford Chance
                                   (1992-2002); Senior Counsel, International
                                   Banking and Finance, and Associate General
                                   Counsel, Citicorp (1985-1992); Assistant
                                   General Counsel (International), Federal
                                   Reserve Board of Governors (1982-1985);
                                   and Attorney Advisor, U.S. Department of the
                                   Treasury (1973-1982). Member of the Bar
                                   of the District of Columbia and of New York;
                                   and member of the Council on Foreign Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture Associates                    108         The George Lucas
65                                 (venture capital and consulting), since prior                         Educational Foundation and
(2005)                             to 2002. From 2003 until May 31, 2006,                                National Datacast, Inc.
                                   he was CEO of Toppan Photomasks, Inc.,
                                   Austin, Texas (semi-conductor manufacturing
                                   services).

Earl D. Weiner, #                  Of Counsel, and Partner from 1976-2006,                   107         None
67                                 of the law firm Sullivan & Cromwell LLP,
(2007)                             specializing in investment management,
                                   corporate and securities law; member of
                                   Task Force on Fund Director's Guidebook,
                                   Federal Regulation of Securities Committee.


* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein. 1345 Avenue of the Americas, New York, N.Y. 10105

**   There is no stated term of office for the Fund's Directors.

#   Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

***  Member of the Fair Value Pricing Committee.


25


GLOBAL TECHNOLOGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION
Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*,             PRINCIPAL POSITION(S)                  PRINCIPAL OCCUPATION
       AGE                       HELD WITH FUND                       DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and                 See biography above.
49                            Chief Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent Compliance
61                            and Independent               Officer of the AllianceBernstein Funds, with which he
                              Compliance Officer            has been associated since October 2004. Prior thereto,
                                                            he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                            from October 2003 to October 2004, and General
                                                            Counsel of Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2002 until March 2003.

Janet A. Walsh                Vice President                Senior Vice President of the Adviser**, with which she
45                                                          has been associated since prior to 2002.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant General Counsel
51                                                          and Assistant Secretary of ABI**, with which
                                                            she has been associated since prior to 2002.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of AllianceBernstein Investor
47                            Financial Officer             Services, Inc. ("ABIS")** with which he has been
                                                            associated since prior to 2002.

Thomas R. Manley              Controller                    Vice President of the Adviser**, with which he has been
55                                                          associated since prior to 2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


26


GLOBAL TECHNOLOGY PORTFOLIO
CONTINUANCE DISCLOSURE

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Global Technology Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

     9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

     10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;


27


GLOBAL TECHNOLOGY PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


     11. the Adviser's representation that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio;

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

     13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


28


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS
The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS
In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 10 to 2 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 16 to 3 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Morgan Stanley Capital International World Information Technology Index (Net) (the "Index") for


29


GLOBAL TECHNOLOGY PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


periods ended April 30, 2006 over the year to date ("YTD"), 1-, 3- and 5-year periods. The directors noted that in the Performance Group comparison the Portfolio was in the 5th quintile in the 1-, 3- and 5 year periods and 2 out of 2 in the 10-year period, and in the Performance Universe comparison the Portfolio was in the 4th quintile in the 1- and 5-year periods, 5th quintile in the 3-year period and 2 out of 3 in the 10-year period. The comparative information showed that the Portfolio outperformed the Index in the YTD and 1-year periods and underperformed the Index in the 3- and 5-year periods. Comparative information was not available for the 10-year and since inception periods (January 1996 inception). Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES
The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund except that the Portfolio's fee rate is a monthly fee based on average daily net assets whereas the Corresponding Fund's fee rate is a quarterly fee based on net asset value at the end of each quarter. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity securities). They had previously received an oral presentation from the Adviser that supplemented such information.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was slightly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 3 basis points and that as a result the total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was slightly higher than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was slightly lower than the Expense Group median and somewhat lower than the Expense Universe median. The directors concluded that the Portfolio's expense ratio was satisfactory.

ECONOMIES OF SCALE
The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors


30


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


31


GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)
The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein Global Technology Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2. Advisory fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.   Possible economies of scale as the Portfolio grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS
The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                              NET ASSETS
               ADVISORY FEE BASED ON % OF      06/30/06
CATEGORY       AVERAGE DAILY NET ASSETS         ($MIL)          PORTFOLIO
-------------------------------------------------------------------------------
Specialty      75 bp on 1st $2.5 billion        $239.8       Global Technology
               65 bp on next $2.5 billion                       Portfolio
               60 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                             AS A % OF AVERAGE
PORTFOLIO                                   AMOUNT            DAILY NET ASSETS
-------------------------------------------------------------------------------
Global Technology Portfolio                $75,250                 0.03%


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)  Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


32


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Set forth below are the Portfolio's total expense ratios for the most recently completed fiscal year:

PORTFOLIO                                TOTAL EXPENSE RATIO     FISCAL YEAR
-------------------------------------------------------------------------------
Global Technology Portfolio               Class A     0.92%      December 31
                                          Class B     1.17%


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS
The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there are no institutional products which have substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Global Technology Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Technology Fund, Inc.:

                         ALLIANCEBERNSTEIN
PORTFOLIO                    MUTUAL FUND                ADVISORY FEE(4)
-------------------------------------------------------------------------------
Global Technology        Global Technology          75 bp on 1st $2.5 billion
Portfolio                Fund, Inc.                 65 bp on next $2.5 billion
                                                    60 bp on the balance


The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(5) for the Luxembourg fund that has a similar investment style as the Portfolio:

FUND                                                     FEE
---------------------------------------------------------------
International Technology                                2.00%


(4) The advisory fees of AllianceBernstein Global Technology Fund, Inc. are based on the percent of the fund's net assets at the end of each quarter and are paid on a quarterly basis, in contrast to the Portfolio, whose fees are based on the Portfolio's percent of average daily net assets and are paid on a monthly basis.

(5) The "all-in" fee shown is for the Class A shares of International Technology. This fee covers investment advisory services and distribution related services.


33


GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(6)

                                    EFFECTIVE         LIPPER
                                    MANAGEMENT        GROUP
PORTFOLIO                             FEE(7)          MEDIAN           RANK
-------------------------------------------------------------------------------
Global Technology Portfolio           0.750            0.759           3/10


Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(8) and Lipper Expense Universe.(9) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                      EXPENSE     LIPPER      LIPPER      LIPPER        LIPPER
                       RATIO      GROUP       GROUP      UNIVERSE      UNIVERSE
PORTFOLIO             (%)(10)    MEDIAN (%)    RANK      MEDIAN (%)      RANK
-------------------------------------------------------------------------------
Global Technology
Portfolio              0.920      0.954        5/10        0.993         6/14


Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.
A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.
The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common


(6) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(7) The effective management fee rate for the Portfolio does not reflect expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(8) Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(9) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10) Most recently completed fiscal year Class A share total expense ratio.


34


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. ("ABI"), the Portfolio's distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

PORTFOLIO                                              12B-1 FEES RECEIVED
-------------------------------------------------------------------------------
Global Technology Portfolio                                 $360,305


The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

PORTFOLIO                                              ADVISER PAYMENT TO ABI
-------------------------------------------------------------------------------
Global Technology Portfolio                                   $364,465


Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(11)

The Portfolio effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolio's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Portfolio is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.


(11) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.


35


GLOBAL TECHNOLOGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.
With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance rankings of the Portfolio(12) relative to its Lipper Performance Group(13) and Lipper Performance Universe(14) for the periods ended April 30, 2006:

GLOBAL TECHNOLOGY PORTFOLIO                       GROUP            UNIVERSE
-------------------------------------------------------------------------------
1 year                                             9/10               12/16
3 year                                             9/10               13/16
5 year                                              7/8                9/13
10 year                                             2/2                 2/3


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)(15) versus its benchmarks:(16)

                                                PERIODS ENDING APRIL 30, 2006
                                                     ANNUALIZED PERFORMANCE
                                ------------------------------------------------------------------
PORTFOLIO                          1 YEAR      3 YEAR      5 YEAR     10 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY PORTFOLIO        19.87       16.68       -0.54        6.89           6.55

MSCI World IT Index (Net)          18.04       19.39       -0.21         N/A            N/A

MSCI World Index (Net)             18.02       23.36        6.38        7.29           7.40


CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.


Dated: September 7, 2006


(12) The performance rankings are for the Class A shares of the Portfolio.

(13) The Lipper Performance Group is identical to the Lipper Expense Group.

(14) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(15) The performance returns shown are for the Class A shares of the Portfolio.

(16) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


36





AllianceBernstein
Variable Products Series Fund, Inc.


Annual Report
December 31, 2006


> AllianceBernstein International Growth Portfolio


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


INVESTMENT PRODUCTS OFFERED
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT ALLIANCEBERNSTEIN'S WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR GO TO THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEINR AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.


INTERNATIONAL GROWTH PORTFOLIO

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

LETTER TO INVESTORS

February 9, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006. Prior to February 1, 2006, the Portfolio was known as the AllianceBernstein Worldwide Privatization Portfolio.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of non-U.S. analysts covering both developed and emerging markets around the globe. The Portfolio consists of approximately 100-130 stocks. The Portfolio invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more) other than the United States. The Portfolio's investments include investments in securities of companies that are established as a result of privatizations of state enterprises. The Portfolio also may invest in debt securities and convertible debt securities. The Portfolio may maintain no more than 5% of its net assets in below-investment-grade securities. Prior to February 1, 2006, the Portfolio's investment objective was long-term capital appreciation.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its benchmarks, the Morgan Stanley Capital International (MSCI) World (ex-U.S) Index (net) and the MSCI All Country (AC) World (ex-U.S.) Index (net), for the one-, five- and 10-year periods ended December 31, 2006.

For the annual reporting period ended December 31, 2006, the Portfolio outperformed its benchmarks. This outperformance was due to a combination of positive returns from both stock selection and from asset allocation. With the exception of European holdings, the Portfolio's stock-selection results were positive. In particular, the Portfolio benefited from positions in Asia and Latin America. Regarding asset allocation, the Portfolio's relative underweight position versus the MSCI AC World (ex-U.S.) Index in Japan provided a positive contribution to the Portfolio. The Portfolio's overweight position in emerging-market equities also continued to have a positive impact on the Portfolio's relative returns. The Portfolio's performance was partially offset by the negative impact of its moderately underweight exposure in Europe.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite bouts of investor anxiety--first regarding inflation, then regarding the outlook that economic growth would decline--the one-year period ended December 31, 2006 was another year in which international equity markets posted strong positive returns. During the period under review, and following reserved U.S. economic expansion, the global economy entered a relatively moderate and stable phase in which growth began to slow. Emerging-market economies continued to provide powerful support for growth, although there were signs of moderation in some emerging-market economies, such as China. Japan and Europe experienced notable revitalization in their respective economic performances. Corporate earnings remained strong, and positive-earnings were a surprising and widespread feature of the market. Mergers and acquisitions also helped to strengthen equity markets, as strong corporate cash flow and global liquidity levels prompted corporate and private equity activity. Even as the strength in energy and commodity prices continued to exert some inflationary pressure on the global economy, efforts by central banks to keep inflation under control seemed to be successful.

The European markets, boosted by improved economic data and strong corporate earnings, were among the strongest performers during the one-year period under review. In contrast, the Japanese market was the weakest relative performer: it failed to match the strong performance it posted in 2005. Emerging markets continued to generate strong returns, most notably Latin America, which was bolstered by impressive economic performance and supportive election results. The Eastern Europe, Middle East and Africa region was a relative laggard compared to its emerging-market peers. Countries within the region with current account deficits, Turkey and South Africa, experienced currency pressure.

Sectors that posted relatively strong returns for the period under review included utilities and materials. The utilities sector was bolstered by strong mergers and acquisitions activity, while the materials sector was driven by strong commodity prices. Traditional growth sectors, including technology and health care, were the weakest performers, as investors failed to reward the potential future earnings power of companies within these sectors with any premium.


1


INTERNATIONAL GROWTH PORTFOLIO

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

The Portfolio's overall investment strategy remains intact, and the Portfolio continues to focus on research-driven stock selection. The International Growth Fund Management Team continues to place emphasis on companies it expects will exhibit future growth rates that exceed the market's expectations. The Portfolio remains well-diversified, with strong representation in both developed and emerging markets, and in a wide array of economic sectors.


2


INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World (ex-U.S.) Index (net), the unmanaged MSCI All Country (AC) World (ex-U.S.) Index (net), nor the unmanaged MSCI All Country (AC) World (ex-U.S.) Index (gross) reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World (ex-U.S.) Index is a market capitalization-weighted index that measures the performance of stock markets in 22 countries outside the United States. The MSCI AC World (ex-U.S.) Index (net) and the MSCI AC World (ex-U.S.) Index (gross) are free float-adjusted market capitalization indices that are designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties). In calculating gross returns, the amount of the dividend reinvested is the dividend distributed to individuals resident in the country of the company, but does not include tax credit.

A Word About Risk

Substantially all of the Portfolio's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.


(HISTORICAL PERFORMANCE CONTINUED ON NEXT PAGE)


3


INTERNATIONAL GROWTH  PORTFOLIO
HISTORICAL PERFORMANCE
(CONTINUED FROM PREVIOUS PAGE)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------


THE PORTFOLIO VS. ITS BENCHMARKS                                       Returns
PERIODS ENDED DECEMBER 31, 2006                              1 Year    5 Years    10 Years
------------------------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio Class A     27.04%     21.26%    12.53%
AllianceBernstein International Growth Portfolio Class B     26.70%     21.00%     9.00%*
MSCI All Country World (ex-U.S.) Index (net)                 26.65%     16.42%     n/a
MSCI All Country World (ex-U.S.) Index (gross)               27.16%     16.88%     8.59%
MSCI World (ex-U.S.) Index (net)                             25.71%     15.25%     7.96%


n/a: not applicable

Since Inception of the Portfolio's Class B shares on 7/3/00

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/96-12/31/06


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO CLASS A: $32,557


MSCI WORLD (EX-U.S.) INDEX (NET): $21,517


   MSCI AC WORLD (EX-U.S) INDEX (GROSS): $22,793

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

                          AllianceBernstein
                            International      MSCI World       MSCI AC World
                           Growth Portfolio     (ex-U.S.)      (ex-U.S) Index
                               Class A         Index (net)         (gross)
-------------------------------------------------------------------------------
12/31/96                        10000             10000             10000
12/31/97                        11075             10227             10204
12/31/98                        12274             12146             11680
12/31/99                        19495             15538             15289
12/31/00                        15013             13461             12983
12/31/01                        12418             10581             10452
12/31/02                        11897              8909              8919
12/31/03                        17068             12421             12612
12/31/04                        21210             14953             15306
12/31/05                        25631             17116             17925
12/31/06                        32557             21517             22793


THIS CHART ILLUSTRATES THE TOTAL VALUE OF AN ASSUMED $10,000 INVESTMENT IN ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO CLASS A SHARES (FROM 12/31/96 TO 12/31/06) AS COMPARED TO THE PERFORMANCE OF ITS BENCHMARKS, THE MSCI WORLD (EX-U.S.) INDEX (NET) AND THE MSCI AC WORLD (EX-U.S.) INDEX (GROSS). NET RETURN VALUES FOR THE MSCI AC WORLD (EX-U.S.) INDEX ARE NOT AVAILABLE FOR THE FULL 10-YEAR TIME INTERVAL FROM 12/31/96-12/31/06. THEREFORE, RETURN VALUES FOR THE MSCI AC WORLD (EX-U.S.) INDEX (GROSS) ARE USED FOR THE MSCI AC WORLD (EX-U.S.) INDEX (NET). THE CHART ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


See Historical Performance and Benchmark disclosures on previous page.


4


INTERNATIONAL GROWTH PORTFOLIO
FUND EXPENSES

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                   Beginning         Ending
                                 Account Value    Account Value     Expenses Paid     Annualized
International Growth Portfolio   July 1, 2006   December 31, 2006   During Period*  Expense Ratio*
--------------------------------------------------------------------------------------------------
Class A
Actual                              $1,000          $1,178.05           $6.70           1.22%
Hypothetical (5% return before
  expenses)                         $1,000          $1,019.06           $6.21           1.22%

Class B
Actual                              $1,000          $1,176.92           $8.07           1.47%
Hypothetical (5% return before
  expenses)                         $1,000          $1,017.80           $7.48           1.47%



* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


5


INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

                                                                     PERCENT OF
COMPANY                                         U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Credit Suisse Group                               $3,138,772             2.7%
ENI SpA                                            2,973,077             2.5
Mitsubishi UFJ Financial Group, Inc.               2,964,986             2.5
Nomura Holdings, Inc.                              2,854,237             2.4
Toyota Motor Corp.                                 2,784,163             2.4
Banco Bilbao Vizcaya Argentaria, SA                2,505,477             2.2
ING Groep NV                                       2,279,713             2.0
Nestle, SA                                         1,995,937             1.7
Vinci, SA                                          1,992,961             1.7
Industrial & Commercial Bank of China-Class H      1,992,034             1.7
                                                 -----------          -------
                                                 $25,481,357            21.8%

SECTOR DIVERSIFICATION
December 31, 2006

                                                                     PERCENT OF
SECTOR                                          U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Finance                                          $32,548,720            27.8%
Consumer Services                                 20,799,976            17.8
Consumer Staples                                  10,640,329             9.1
Health Care                                        9,023,489             7.7
Energy                                             8,240,204             7.0
Consumer Manufacturing                             7,653,085             6.5
Technology                                         6,116,195             5.2
Basic Industry                                     5,940,138             5.1
Utilities                                          4,181,249             3.6
Transportation                                     2,803,567             2.4
Capital Goods                                      2,093,496             1.8
Other*                                             2,527,114             2.2
                                                 -----------          -------
Total Investments**                              112,567,562            96.2
Cash and receivables, net of liabilities           4,408,865             3.8
                                                 -----------          -------
Net Assets                                      $116,976,427           100.0%


* The Portfolio's sector diversification is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1.8% weightings in the following sectors: Aerospace & Defense and Multi-Industry Companies.

**   Excludes short-term investments.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


6


INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

COMMON STOCKS-96.2%
FINANCE-27.8%
BANKING-MONEY
  CENTER-13.1%
Allied Irish Banks PLC                                  49,993      $1,492,119
Anglo Irish Bank Corp. PLC                              45,849         949,388
Banco Bilbao Vizcaya
  Argentaria, SA                                       104,284       2,505,477
Banco Santander Chile, SA
  (ADR)                                                  6,300         303,408
Bank Central Asia Tbk PT                             1,022,500         592,279
Bank Hapoalim BM                                       124,058         578,897
BNP Paribas, SA                                         16,132       1,754,972
Commerzbank AG                                          29,326       1,105,092
Credit Suisse Group                                     45,021       3,138,772
Mitsubishi UFJ Financial
  Group, Inc.                                              239       2,964,986
                                                                    ----------
                                                                    15,385,390
BANKING-REGIONAL-6.2%
FirstRand Ltd.                                         394,071       1,243,399
Industrial & Commercial Bank
  of China-Class H (a)                               3,208,000       1,992,034
Macquarie Bank Ltd.                                     17,396       1,081,258
Turkiye Is Bankasi-Class C                             213,368         966,375
UniCredito Italiano SpA                                224,662       1,963,933
                                                                    ----------
                                                                     7,246,999
BROKERAGE & MONEY
  MANAGEMENT-2.4%
Nomura Holdings, Inc.                                  151,300       2,854,237

INSURANCE-2.8%
ING Groep NV                                            51,591       2,279,713
Swiss Reinsurance                                       11,410         967,008
                                                                    ----------
                                                                     3,246,721
MISCELLANEOUS-2.8%
3i Group PLC                                            58,322       1,149,900
Investimentos Itau, SA                                 339,607       1,735,787
ORIX Corp.                                               1,290         374,090
                                                                    ----------
                                                                     3,259,777
REAL ESTATE-0.5%
Urbi Desarrollos Urbanos SA
  de C.V (a)                                           153,900         555,596
                                                                    ----------
                                                                    32,548,720
CONSUMER
  SERVICES-17.8%
ADVERTISING-0.5%
WPP Group PLC                                           41,463         559,554

AIRLINES-1.1%
easyJet PLC (a)                                         73,148         877,953
Gol Linhas Aereas Inteligentes
  SA (ADR)                                              15,500         444,385
                                                                    ----------
                                                                     1,322,338
APPAREL-1.1%
Geox SpA                                                80,615       1,250,381

BROADCASTING &
  CABLE-2.3%
Grupo Televisa, SA (ADR)                                24,400         659,044
SES Global -FDR                                         35,451         616,806
Societe Television Francaise 1                          39,682       1,470,561
                                                                    ----------
                                                                     2,746,411
CELLULAR
  COMMUNICATIONS-6.3%
America Movil SA de CV
  Series L (ADR)                                        33,500       1,514,870
Bharti Tele-Ventures (a)                                70,232         999,846
China Mobile Ltd.                                      156,000       1,344,712
MTN Group Ltd.                                          62,018         752,260
Orascom Telecom Holding SAE
  (GDR) (b)                                             14,721         971,586
Turkcell Iletisim Hizmet AS                            138,302         677,843
Vimpel-Communications
  (ADR) (a)                                             14,000       1,105,300
                                                                    ----------
                                                                     7,366,417
ENTERTAINMENT &
  LEISURE-1.6%
OPAP, SA                                                48,304       1,865,378

MISCELLANEOUS-1.0%
Capita Group PLC                                        95,924       1,137,363

PRINTING &
  PUBLISHING-0.9%
Naspers Ltd.-Class N                                    44,541       1,055,807

RESTAURANTS &
  LODGING-1.4%
Accor, SA                                               21,233       1,641,856

RETAIL-GENERAL
  MERCHANDISE-1.6%
Esprit Holdings Ltd.                                   115,500       1,286,492
GOME Electrical Appliances
  Holdings Ltd.                                        725,000         567,979
                                                                    ----------
                                                                     1,854,471
                                                                    ----------
                                                                    20,799,976
CONSUMER
  STAPLES-9.1%
BEVERAGES-2.9%
Fomento Economico Mexicano
  SA de CV (ADR)                                         3,900         451,464
Pernod-Ricard, SA                                        6,226       1,427,357
SABMiller PLC                                           68,147       1,564,732
                                                                    ----------
                                                                     3,443,553
FOOD-1.7%
Nestle, SA                                               5,627       1,995,937

MISCELLANEOUS-0.7%
Lotte Shopping Co. Ltd.                                  2,060         856,728


7


INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------
RETAIL-FOOD &
  DRUG-0.7%
Carrefour SA                                            12,573        $760,975

TOBACCO-3.1%
Altadis SA                                              11,983         626,032
British American Tobacco
  PLC                                                   38,286       1,072,057
Japan Tobacco, Inc.                                        390       1,885,047
                                                                    ----------
                                                                     3,583,136
                                                                    ----------
                                                                    10,640,329
HEALTH CARE-7.7%
DRUGS-7.0%
Chugai Pharmaceutical Co.
  Ltd.                                                  56,900       1,171,443
CSL Ltd./Australia                                      30,259       1,557,392
Merck KGaA                                              11,075       1,149,383
Novartis AG                                             25,375       1,457,699
Richter Gedeon NyRt.                                     2,443         556,094
Roche Holding AG                                         6,434       1,151,130
Sanofi-Aventis                                           6,648         612,950
Teva Pharmaceutical Industries
  Ltd. (ADR)                                            18,400         571,872
                                                                    ----------
                                                                     8,227,963
MEDICAL PRODUCTS-0.7%
Nobel Biocare Holding AG                                 2,697         795,526
                                                                    ----------
                                                                     9,023,489
ENERGY-7.0%
DOMESTIC
  INTEGRATED-0.4%
MOL Hungarian Oil and Gas
  NyRt.                                                  4,381         495,492

INTERNATIONAL-4.6%
ENI SpA                                                 88,392       2,973,077
LUKOIL (ADR)                                             8,748         769,387
Petroleo Brasileiro SA (NY)
  (ADR)                                                 18,000       1,682,640
                                                                    ----------
                                                                     5,425,104
OIL SERVICE-2.0%
PetroChina Co., Ltd.-Class H                           440,000         623,375
Statoil ASA                                             64,421       1,696,233
                                                                    ----------
                                                                     2,319,608
                                                                    ----------
                                                                     8,240,204
CONSUMER
  MANUFACTURING-6.5%
AUTO & RELATED-3.4%
Denso Corp.                                             20,600         816,806
Tata Motors Ltd.                                        17,660         358,613
Toyota Motor Corp.                                      41,600       2,784,163
                                                                    ----------
                                                                     3,959,582
BUILDING & RELATED-3.1%
CRH PLC                                                 40,884       1,700,542
Vinci, SA                                               15,637       1,992,961
                                                                    ----------
                                                                     3,693,503
                                                                    ----------
                                                                     7,653,085
TECHNOLOGY-5.2%
COMPUTER HARDWARE/
  STORAGE-0.4%
NEC Corp.                                              108,000         517,879

COMPUTER
  PERIPHERALS-0.2%
High Tech Computer Corp.                                12,000         236,685

COMPUTER SERVICES-0.4%
Indra Sistemas SA                                       20,653         506,062

ELECTRONIC
  COMPONENTS-0.3%
AU Optronics Corp. (ADR)                                28,000         386,680

INTERNET
  INFRASTRUCTURE-1.6%
Fastweb                                                 32,654       1,863,060

MISCELLANEOUS-0.6%
Hoya Corp.                                              16,900         658,709

SEMICONDUCTOR
  COMPONENTS-1.7%
Advanced Semiconductor
  Engineering, Inc. (a)                                424,919         477,035
Novatek Microelectronics Ltd                            62,000         279,259
Taiwan Semiconductor
  Manufacturing Co. Ltd.
  (ADR)                                                 23,334         255,041
Taiwan Semiconductor
  Manufacturing Co. Ltd.                               455,773         935,785
                                                                    ----------
                                                                     1,947,120
                                                                    ----------
                                                                     6,116,195
BASIC INDUSTRY-5.1%
GOLD-0.5%
Gold Fields Ltd.                                        29,944         566,794

MINING & METALS-3.4%
China Shenhua Energy Co.
  Ltd.-Class H                                         485,500       1,167,162
Cia Vale do Rio Doce (ADR)                              30,300         901,122
Cia Vale do Rio Doce
  (Sponsored) (ADR)                                     24,200         635,250
Mechel (ADR)                                            10,300         262,444
Rio Tinto PLC                                           18,139         961,298
                                                                    ----------
                                                                     3,927,276
MISCELLANEOUS-1.2%
RWE AG                                                  13,192       1,446,068
                                                                    ----------
                                                                     5,940,138


8


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

                                                       Shares or
                                                       Principal
                                                         Amount
Company                                                   (000)   U.S. $ Value
-------------------------------------------------------------------------------
UTILITIES-3.6%
ELECTRIC & GAS
  UTILITY-2.0%
Fortum Oyj                                              38,402      $1,090,632
National Grid PLC                                       85,810       1,241,957
                                                                    ----------
                                                                     2,332,589
TELEPHONE UTILITY-1.6%
Hellenic Telecommunications
  Organization SA (a)                                    8,100         242,328
Nippon Telegraph & Telephone
  Corp.                                                    126         621,367
Telekom Austria AG                                      24,794         662,054
Telekomunikasi Indonesia
  Tbk PT                                               286,500         322,911
                                                                    ----------
                                                                     1,848,660
                                                                    ----------
                                                                     4,181,249
TRANSPORTATION-2.4%
MISCELLANEOUS-0.8%
Fraport AG Frankfurt Airport
  Services Worldwide                                    13,062         934,031

RAILROAD-1.6%
All America Latina Logistica
  (GDR) (b)                                             52,000         539,973
Central Japan Railway Co.                                  129       1,329,563
                                                                    ----------
                                                                     1,869,536
                                                                    ----------
                                                                     2,803,567
CAPITAL GOODS-1.8%
ENGINEERING &
  CONSTRUCTION-1.4%
ABB Ltd.                                                86,305       1,545,512
China Communications
  Construction Co.
  Ltd.-Class H (a)                                      49,000          48,444
                                                                    ----------
                                                                     1,593,956
MISCELLANEOUS-0.4%
Nitto Denko Corp.                                       10,000         499,540
                                                                    ----------
                                                                     2,093,496
AEROSPACE &
  DEFENSE-1.1%
AEROSPACE-1.1%
BAE Systems PLC                                        153,051       1,272,401

MULTI-INDUSTRY
  COMPANIES-1.1%
MULTI-INDUSTRY
  COMPANIES-1.1%
Barloworld Ltd.                                         26,744         625,390
Mitsui & Co. Ltd.                                       42,000         629,323
                                                                    ----------
                                                                     1,254,713
Total Common Stocks
  (cost $81,011,888)                                               112,567,562

SHORT-TERM
  INVESTMENT-2.6%
TIME DEPOSIT-2.6%
The Bank of New York
  4.25%, 1/02/07
  (cost $3,000,000)                                     $3,000       3,000,000

TOTAL
  INVESTMENTS-98.8%
  (cost $84,011,888)                                               115,567,562
Other assets less
  liabilities-1.2%                                                   1,408,865
                                                                    ----------
NET ASSETS-100.0%                                                 $116,976,427


(a)  Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate market value of these securities amounted to $1,511,559 or 1.3% of net assets.

     Glossary of Terms:
     ADR - American Depositary Receipt
     FDR - Fiduciary Depositary Receipts
     GDR - Global Depositary Reciept

     See Notes to Financial Statements.


9


INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $84,011,888)          $115,567,562
  Cash                                                                   6,073
  Foreign cash, at value (cost $2,457,929)                           2,459,847
  Receivable for foreign currency contracts                          2,295,190
  Receivable for capital stock sold                                    153,939
  Dividends and interest receivable                                    141,588
  Total assets                                                     120,624,199
LIABILITIES
  Payable for foreign currency contracts                             2,294,333
  Payable for capital stock redeemed                                 1,118,884
  Advisory fee payable                                                  73,265
  Foreign capital gain tax payable                                      38,077
  Administrative fee payable                                            21,750
  Distribution fee payable                                               7,488
  Transfer Agent fee payable                                                65
  Accrued expenses                                                      93,910
  Total liabilities                                                  3,647,772
NET ASSETS                                                        $116,976,427
COMPOSITION OF NET ASSETS
  Capital stock, at par                                                 $3,858
  Additional paid-in capital                                        70,483,040
  Undistributed net investment income                                1,111,843
  Accumulated net realized gain on investment and foreign
    currency transactions                                           13,867,423
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     31,510,263
                                                                  $116,976,427

Net Asset Value Per Share--1 billion shares of capital stock authorized, $.001 par value

                                                     Shares           Net Asset
Class                               Net Assets     Outstanding          Value
-------------------------------------------------------------------------------
A                                $ 81,655,684       2,688,533          $30.37
B                                $ 35,320,743       1,169,572          $30.20


See Notes to Financial Statements.


10


INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $201,252)             $2,298,694
  Interest                                                              87,516
  Total investment income                                            2,386,210
EXPENSES
  Advisory fee                                                         771,112
  Distribution fee--Class B                                             76,398
  Transfer agency--Class A                                               2,913
  Transfer agency--Class B                                               1,237
  Custodian                                                            293,552
  Administrative                                                        86,750
  Printing                                                              56,555
  Audit                                                                 37,500
  Legal                                                                  5,977
  Directors' fees                                                        1,400
  Miscellaneous                                                          4,207
  Total expenses                                                     1,337,601
  Net investment income                                              1,048,609
REALIZED AND UNREALIZED GAIN ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on:
    Investment transactions                                         14,144,232
    Foreign currency transactions                                       74,156
  Net change in unrealized appreciation/depreciation of:
    Investments
8,142,784(a)
    Foreign currency denominated assets and liabilities                 25,244
  Net gain on investment and foreign currency transactions          22,386,416
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $23,435,025


(a)  Net of accrued foreign capital gain taxes of $49,921.

     See Notes to Financial Statements.


11


INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

                                                    Year Ended      Year Ended
                                                   December 31,    December 31,
                                                       2006            2005
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $1,048,609        $704,674
  Net realized gain on investment and foreign
    currency transactions                           14,218,388       4,905,337
  Net change in unrealized appreciation/
    depreciation of investments and foreign
    currency denominated assets and liabilities      8,168,028       7,379,925
  Net increase in net assets from operations        23,435,025      12,989,936
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                           (654,473)       (185,286)
    Class B                                           (210,045)        (63,431)
  Net realized gain on investment and foreign
    currency transactions
    Class A                                           (436,315)             -0-
    Class B                                           (172,059)             -0-
CAPITAL STOCK TRANSACTIONS
  Net increase                                      11,361,709      15,212,895
  Total increase                                    33,323,842      27,954,114
NET ASSETS
  Beginning of period                               83,652,585      55,698,471
  End of period (including undistributed net
    investment income of $1,111,843 and
    $615,680, respectively)                       $116,976,427     $83,652,585


See Notes to Financial Statements.


12


INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the "Portfolio"), formerly AllianceBernstein Worldwide Privatization Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The portfolio's investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio's investment objective was to seek long-term capital appreciation. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


13


INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, under the terms of an investment advisory agreement, the Portfolio paid the Adviser an advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.


14


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Brokerage commissions paid on investment transactions for the year ended December 31, 2006, amounted to $372,337, none of which was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12B-1 under the Investment Company Act of 1940. Under the Plan the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                    Purchases         Sales
                                                   ------------    ------------
Investment securities (excluding U.S. government
  securities)                                      $83,973,089     $73,670,294
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                               $84,055,599
Gross unrealized appreciation                                      $32,380,623
Gross unrealized depreciation                                         (868,660)
Net unrealized appreciation                                        $31,511,963

1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.


15


INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     December 31,   December 31,  December 31,    December 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            1,366,384       878,813     $36,908,105     $19,401,201
Shares issued in
  reinvestment
  of dividends and
  distributions
                           43,13        19,159       1,090,788         185,286
Shares redeemed       (1,128,436)     (521,594)    (29,927,872)    (11,132,269)
Net increase             281,079       366,378      $8,071,021      $8,454,218

Class B
Shares sold              492,302       492,423     $13,161,869     $10,378,684
Shares issued in
  reinvestment
  of dividends and
  distributions
                          15,175         3,146         382,104          63,431
Shares redeemed         (381,609)     (172,820)    (10,253,285)     (3,683,438)
Net increase             125,868       322,749      $3,290,688      $6,758,677


16


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

NOTE F: Risks Involved in Investing in the Portfolio

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G:Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                     2006             2005

Distributions paid from:
  Ordinary income                               $   864,518     $   248,717
  Long-term capital gains                           608,374              -0-
Total taxable distributions                       1,472,892         248,717
Total distributions paid                        $ 1,472,892     $   248,717

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                   $ 3,241,761
Undistributed long term capital gain                             11,781,216
Unrealized appreciation/(depreciation)                           31,466,552(a)
Total accumulated earnings/(deficit)                            $46,489,529

(a) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of passive foreign investment companies.

During the current fiscal year, permanent differences primarily due to a tax treatment of foreign currency gains/losses and passive foreign investment companies resulted in a net increase in undistributed net investment income, and a net decrease to accumulated net realized gain on investment transaction and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement


17


INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, Et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their


18


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.


19


INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


20


INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       CLASS A
                                            --------------------------------------------------------------
                                                               Year Ended December 31,
                                            --------------------------------------------------------------
                                               2006         2005         2004         2003          2002
                                            --------------------------------------------------------------
Net asset value, beginning of period          $24.27       $20.18       $16.28       $11.48        $12.18
Income From Investment Operations
Net investment income (a)                        .30          .25          .11(b)       .04           .07(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  6.18         3.94         3.83         4.91          (.56)
Net increase (decrease) in net asset value
  from operations                               6.48         4.19         3.94         4.95          (.49)
Less: Dividends and Distributions
Dividends from net investment income            (.23)        (.10)        (.04)        (.15)         (.21)
Distributions from net realized gain on
  investment and foreign currency
  transactions                                  (.15)          -0-          -0-          -0-           -0-
Total dividends and distributions               (.38)        (.10)        (.04)        (.15)         (.21)
Net asset value, end of period                $30.37       $24.27       $20.18       $16.28        $11.48
Total Return
Total investment return based on net
  asset value (c)                              27.04%       20.84%       24.27%       43.46%        (4.19)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $81,655      $58,438      $41,198      $34,302       $27,136
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.23%(d)     1.41%        1.65%        2.17%         1.54%
  Expenses, before waivers and
    reimbursements                              1.23%(d)     1.41%        1.81%        2.17%         1.98%
  Net investment income                         1.11%(d)     1.16%         .65%(b)      .34%          .61%(b)
Portfolio turnover rate                           74%          43%          60%          44%           46%


See footnote summary on page 22.


21


INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                       CLASS B
                                            --------------------------------------------------------------
                                                               Year Ended December 31,
                                            --------------------------------------------------------------
                                               2006         2005         2004         2003          2002
                                            --------------------------------------------------------------
Net asset value, beginning of period          $24.16       $20.11       $16.24       $11.47       $12.17
Income From Investment Operations
Net investment income (a)                        .22          .21          .07(b)       .02          .03(b)
Net realized and unrealized gain (loss) on
  investment and foreign currency
  transactions                                  6.16         3.91         3.82         4.88         (.53)
Net increase (decrease) in net asset value
  from operations                               6.38         4.12         3.89         4.90         (.50)
Less: Dividends and Distributions
Dividends from net investment income            (.19)        (.07)        (.02 )       (.13)        (.20)
Distributions from net realized gain on
  investment and foreign currency
  transactions                                  (.15)          -0-          -0-          -0-          -0-
Total dividends and distributions               (.34)        (.07)        (.02)        (.13)        (.20)
Net asset value, end of period                $30.20       $24.16       $20.11       $16.24       $11.47
Total Return
Total investment return based on net
  asset value (c)                              26.70%       20.55%       23.97%       43.07%       (4.26)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $35,321      $25,215      $14,501       $7,376       $3,609
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.48%(d)     1.66%        1.90%        2.41%        1.79%
  Expenses, before waivers and
    reimbursements                              1.48%(d)     1.66%        2.06 %       2.41%        2.23%
  Net investment income                          .81%(d)      .95%         .41%(b)      .13%         .28%(b)
Portfolio turnover rate                           74%          43%          60%          44%          46%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived or reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.


22


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors
AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein International Growth Portfolio

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein International Growth Portfolio, formerly the AllianceBernstein Worldwide Privatization Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 12, 2007


TAX INFORMATION
(Unaudited)

The Portfolio for the fiscal year ended December 31, 2006 designates from distributions paid $608,374 as Capital Gain Dividends.

The Portfolio intends to make the election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolio to their shareholders. For the fiscal year ended December 31, 2006, the total amount of foreign taxes that may be passed through to the shareholders was $199,396. The foreign sources of income for information reporting purposes was $2,110,978.


23



INTERNATIONAL GROWTH PORTFOLIO

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Edward D. Baker III(2), Vice President
Michael Levy(2), Vice President
Christopher M. Toub(2), Vice President
Jean Van De Walle, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and
  Chief Financial Officer
Thomas R. Manley, Controller

CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Mr. Edward D. Baker, Mr. Michael Levy and Mr. Christopher M. Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


24



INTERNATIONAL GROWTH PORTFOLIO

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                        PORTFOLIOS
                                                                                          IN FUND                 OTHER
    NAME, ADDRESS*,                            PRINCIPAL                                  COMPLEX              DIRECTORSHIP
       AGE AND                               OCCUPATION(S)                              OVERSEEN BY              HELD BY
   (YEAR ELECTED**)                        DURING PAST 5 YEARS                           DIRECTOR               DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of AllianceBernstein            108              SCB Partners, Inc.
1345 Avenue of the Americas        L.P. (the "Adviser") since 2001 and Executive                                and SCB Inc.
New York, NY 10105                 Managing Director of AllianceBernstein
49                                 Investments, Inc. ("ABI") since 2003; prior
(2005)                             thereto, he was head of AllianceBernstein
                                   Institutional Investments, a unit of the
                                   Adviser, from 2001-2003. Prior thereto, Chief
                                   Executive Officer of Sanford C. Bernstein
                                   & Co., LLC (institutional research and
                                   brokerage arm of Bernstein & Co., LLC)
                                   ("SCB&Co.") and its predecessor since prior
                                   to 2002.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ***      Investment Adviser and an Independent                    110                  None
CHAIRMAN OF THE BOARD              Consultant. He was formerly Senior Manager
74                                 of Barrett Associates, Inc., a registered
(1990)                             investment adviser, with which he had been
                                   associated since prior to 2002. He was formerly
                                   Deputy Comptroller and Chief Investment
                                   Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

David H. Dievler, #                Independent Consultant. Until December                   109                  None
77                                 1994, he was Senior Vice President of
(1990)                             AllianceBernstein Corporation ("AB Corp.")
                                   (formerly, Alliance Capital Management
                                   Corporation) responsible for mutual fund
                                   administration. Prior to joining AB Corp. in
                                   1984, he was Chief Financial Officer of
                                   Eberstadt Asset Management since 1968.
                                   Prior to that, he was a Senior Manager at
                                   Price Waterhouse & Co. Member of
                                   American Institute of Certified Public
                                   Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly, President of Save Venice,          108                  None
65                                 Inc. (preservation organization) from 2001-2002,
(1992)                             Senior Advisor from June 1999-June 2000
                                   and President of Historic Hudson Valley (historic
                                   preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of AB Corp.
                                   (formerly, Alliance Capital Management
                                   Corporation).


25


INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

                                                                                        PORTFOLIOS
                                                                                          IN FUND                 OTHER
    NAME, ADDRESS*,                            PRINCIPAL                                  COMPLEX              DIRECTORSHIP
       AGE AND                               OCCUPATION(S)                              OVERSEEN BY              HELD BY
   (YEAR ELECTED**)                        DURING PAST 5 YEARS                           DIRECTOR               DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Michael J. Downey, #               Consultant since January 2004. Formerly                  108               Asia Pacific
63                                 managing partner of Lexington Capital, LLC                                Fund, Inc. and
(2005)                             (investment advisory firm) from December 1997                            The Merger Fund
                                   until December 2003. Prior thereto, Chairman
                                   and CEO of Prudential Mutual Fund
                                   Management from 1987 to 1993.

D. James Guzy, #                   Chairman of the Board of PLX Technology                  108             Intel Corporation
70                                 (semi-conductors) and of SRC Computers Inc.,                           (semi-conductors) and
(2005)                             with which he has been associated since prior                             Cirrus Logic
                                   to 2002. He is also President of the Arbor                                 Corporation
                                   Company (private family investments).                                   (semi-conductors)

Nancy P. Jacklin, #                Formerly, U.S. Executive Director of the                 108                   None
58                                 International Monetary Fund (December
(2006)                             2002-May 2006); Partner, Clifford Chance
                                   (1992-2002); Senior Counsel, International
                                   Banking and Finance, and Associate General
                                   Counsel, Citicorp (1985-1992); Assistant
                                   General Counsel (International), Federal
                                   Reserve Board of Governors (1982-1985);
                                   and Attorney Advisor, U.S. Department of the
                                   Treasury (1973-1982). Member of the Bar of
                                   the District of Columbia and of New York;
                                   and member of the Council on Foreign
                                   Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture Associates                   108             The George Lucas
65                                 (venture capital and consulting) since prior to                       Educational Foundation
(2005)                             2002. From 2003 until May 31, 2006, he was                                and National
                                   CEO of Toppan Photomasks, Inc., Austin,                                  Datacast, Inc.
                                   Texas (semi-conductor manufacturing
                                   services).

Earl D. Weiner, #                  Of Counsel, and Partner from 1976-2006,                  107                  None
67                                 of the law firm Sullivan & Cromwell LLP,
(2007)                             specializing in investment management,
                                   corporate and securities law; member of
                                   Task Force on Fund Director's Guidebook,
                                   Federal Regulation of Securities Committee.


* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

***  Member of the Fair Value Pricing Committee.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


26


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                                   PRINCIPAL
    NAME, ADDRESS*              POSITION(S) HELD                       PRINCIPAL OCCUPATION
       AND AGE                     WITH FUND                           DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
49                            Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent Compliance
61                            and Independent               Officer of the AllianceBernstein Funds, with which he
                              Compliance Officer            has been associated since October 2004. Prior thereto,
                                                            he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                            from October 2003 to October 2004, and General
                                                            Counsel of Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2002 until March 2003.

Edward D. Baker III           Vice President                Senior Vice President and Chief Investment Officer of
56                                                          Emerging Markets of the Adviser**, with which he has
                                                            been associated since prior to 2002.

Michael Levy                  Vice President                Senior Vice President of AllianceBernstein Limited
36                                                          ("ABL")**, with which he has been associated since
                                                            prior to 2002.

Christopher M. Toub           Vice President                Executive Vice President of the Adviser**, with
47                                                          which he has been associated since prior to 2002.

Jean Van de Walle             Vice President                Senior Vice President of the Adviser**, with which he
48                                                          has been associated since prior to 2002.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant General Counsel and
51                                                          Assistant Secretary of ABI**, with which she has been
                                                            associated since prior to 2002.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of AllianceBernstein Investor
47                            Financial Officer             Services, Inc. ("ABIS")**, with which he has been
                                                            associated since prior to 2002.

Thomas R. Manley              Controller                    Vice President of the Adviser**, with which he has been
55                                                          associated since prior to 2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABIS, ABI, ABL and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


27


INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT
IN THIS DISCLOSURE, THE TERM "FUND" REFERS TO ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC., AND THE TERM "PORTFOLIO" REFERS TO
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

     9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

     10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

     11. the Adviser's representation that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio;

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

28

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

     13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's


29


INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 12 to 9 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 61 to 33 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Morgan Stanley Capital International World (minus the U.S.) Index (Net) (the "Index") for periods ended April 30, 2006 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (September 1994 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 1st quintile in all periods reviewed. The comparative information showed that the Portfolio outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.


30


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (I.E., equity securities). They had previously received an oral presentation from the Adviser that supplemented such information.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 12 basis points and that as a result the Adviser's total compensation from the Portfolio pursuant to the Advisory Agreement was only slightly lower than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was significantly higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio's relatively modest size (less than $75 million as of April 30, 2006) caused the administrative expense reimbursement, which does not vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's


31


INTERNATIONAL GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


32


INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein International Growth Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2.  Advisory fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.  Possible economies of scale as the Portfolio grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                               Net Assets
                 Advisory Fee Based on % of     06/30/06
Category          Average Daily Net Assets       ($MIL)         Portfolio
--------------------------------------------------------------------------------
International   75 bp on 1st $2.5 billion        $100.2     International Growth
                65 bp on next $2.5 billion                     Portfolio
                60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                            As a % of Average
Portfolio                                     Amount        Daily Net Assets
-------------------------------------------------------------------------------
International Growth Portfolio               $75,250             0.12%


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)   Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.


33


INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Set forth below are the Portfolio's total expense ratios for the most recently completed fiscal year:

Portfolio                           Total Expense Ratio        Fiscal Year
-------------------------------------------------------------------------------
International Growth Portfolio        Class A   1.41%          December 31
                                      Class B   1.66%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Portfolio.

The Adviser also manages the AllianceBernstein International Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below the fee schedule of AllianceBernstein International Growth Fund, Inc.:


Portfolio                          Alliance Bernstein Mutual Fund             Fee Schedule
-------------------------------------------------------------------------------------------------
International Growth Portfolio     International Growth Fund, Inc.     75 bp on 1st $2.5 billion
                                                                       65 bp on next $2.5 billion
                                                                       60 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(4) for the following Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Fund                                                      Fee
-------------------------------------------------------------------------------
Global Growth                                            1.70%


(4) The "all-in" fee shown is for the Class A shares of each of Global Growth. This fee covers investment advisory services and distribution related services.


34


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

The Alliance Capital Investment Trust Management ("ACITM") mutual funds, which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Portfolio is as follows:


Portfolio                                     ACITM Mutual Fund                    Fee
----------------------------------------------------------------------------------------
International Growth Portfolio     Alliance Global Growth Opportunities            1.00%
                                   Alliance Global Growth Opportunities H /P(5)    1.00%
                                   Alliance Global Growth Opportunities P3(5)      0.85%
                                   Alliance Global Growth Opportunities P2(6)      0.80%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(7)


Portfolio                        Effective Management Fee(8)   Lipper Group Median      Rank
-------------------------------------------------------------------------------------------------
International Growth Portfolio            0.750                       0.903             2/12


Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(9) and Lipper Expense Universe.(10) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                               Expense    Lipper    Lipper    Lipper    Lipper
                                Ratio     Group     Group    Universe  Universe
Portfolio                      (%)(11)  Median (%)   Rank   Median (%)   Rank
-------------------------------------------------------------------------------
International Growth Portfolio  1.414     1.416     10/12     1.017     42/46

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


(5)   The ACITM fund is privately placed or institutional.

(6)   See footnote 5.

(7) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(8) The effective management fee rate for the Portfolio does not reflect any expense reimbursements made by certain of the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(9) Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(10) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(11)  Most recently completed fiscal year Class A share total expense ratio.


35


INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. ("ABI"), the Portfolio's distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

Portfolio                                           12b-1 Fees Received
-------------------------------------------------------------------------------
International Growth Portfolio                           $48,653

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

Portfolio                                         Adviser Payment to ABI
-------------------------------------------------------------------------------
International Growth Portfolio                           $256,581

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received a fee of $794 from the Portfolio during the Portfolio's most recent completed fiscal year.(12)

Although the Portfolio did not effect any brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions during the Portfolio's most recently completed fiscal year, the Portfolio may do so in the future. The Adviser represented that SCB's profitability from any business conducted with the Portfolio will be comparable to the

(12) The Fund (which includes the Portfolio and other Portfolios of the Fund) pays ABIS a flat fee of $18,000.


36


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year of the Portfolio(13) relative to its Lipper Performance Group(14) and Lipper Performance Universe(15) for the periods ended April 30, 2006:

International Growth Portfolio                           Group        Universe
-------------------------------------------------------------------------------
1 year                                                    1/12          3/61
3 year                                                    1/12          2/57
5 year                                                    1/11          3/47
10 year                                                    1/9          2/33

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)(16) versus its benchmarks:(17)

                                   Periods Ending April 30, 2006
                                   Annualized Performance
--------------------------------------------------------------------------------
Portfolio                       1 Year  3 Year  5 Year  10 Year  Since Inception
--------------------------------------------------------------------------------
International Growth Portfolio   33.98  37.67   16.63    12.19       12.24
MSCI AC World ex US Index (Net)  27.59  32.98   11.36     N/A         N/A
MSCI World ex US Index (Net)     25.06  31.45   10.08     6.86        7.10


(13)  The performance rankings are for the Class A shares of the Portfolio.

(14)  The Lipper Performance Group is identical to the Lipper Expense Group.

(15) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(16)  The performance returns shown are for the Class A shares of the Portfolio.

(17) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


37


INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


38





ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.


----------------------
ANNUAL REPORT

DECEMBER 31, 2006

----------------------

>  ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




INVESTMENT PRODUCTS OFFERED
----------------------
> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT ALLIANCEBERNSTEIN'S WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR GO TO THE SECURITIES AND EXCHANGE COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEIN(R) AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.


GLOBAL BOND PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

February 7, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Bond Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.


INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is to provide a high level of return through a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Portfolio invests, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. The Portfolio invests in U.S. Government securities, foreign government or supranational organization debt securities, corporate debt obligations, and commercial paper of banks and bank holding companies. The Portfolio's foreign investments are generally denominated in foreign currencies. The Portfolio seeks to minimize investment risk by limiting its investments to high-quality fixed-income securities and normally invests in securities rated in the two highest ratings categories. The Portfolio intends to spread risk among the capital markets and normally invests at least 65% of its net assets in fixed-income securities of at least three countries. The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases brokerage and other transaction expenses, which may negatively affect the Portfolio's performance.


INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the S&P/Citigroup World Government Bond Index (unhedged) for the one-, five- and 10-year periods ended December 31, 2006.

For the annual reporting period ended December 31, 2006, the Portfolio underperformed its benchmark. The Portfolio's underweight to Poland versus the index contributed to underperformance during the review period. Also, the Portfolio's yield curve positioning along the U.K. and Japanese yield curves negatively affected performance.

During the reporting period, the Portfolio benefited from country selection, particularly in Mexico, Canada, Sweden and Norway.


MARKET REVIEW AND INVESTMENT STRATEGY

The global economy exhibited robust growth during the first half of 2006 but decelerated in the second half. The synchronized tightening trend among central banks continued throughout 2006. Generally, longer-term interest rates rose alongside official rates. Increases in official rates in many countries helped to moderate growth, as inflation remained benign.

U.S. fixed-income returns were generally weak in the first half of the year buffeted by higher interest rates and continued U.S. Federal Reserve (the "Fed") rate increases. The second half of the year, however, saw a broad-based rally in both the fixed-income and equity markets as the economy signaled slower growth and the Fed ended its interest rate hike cycle. Government bond returns for most other major economies were negative to modestly positive for the year. Bond returns for the euro area were negative for 2006 as official rates increased throughout the year. In Japan, policymakers at the central bank voted to end the zero interest rate policy and raise the overnight call rate to 0.25% in light of an improving outlook in consumption and positive business sentiment. Yields for most Japanese maturities rose for the entire reporting period.

During the reporting period, the Portfolio maintained its investment strategy of investing in high-grade government issues of the major global economies. The Portfolio favored the government bonds of Japan, Sweden, Norway and Mexico versus most other regions due to steeper yield curves, higher interest rates and/or expectations for yields to fall relative to those in the U.S., U.K. and euro area.


1


GLOBAL BOND PORTFOLIO
HISTORICAL PERFORMANCE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR 800.984.7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE PORTFOLIO'S QUOTED PERFORMANCE WOULD BE LOWER. Performance assumes reinvestment of distributions and does not account for taxes.


BENCHMARK DISCLOSURE

THE UNMANAGED S&P/CITIGROUP WORLD GOVERNMENT BOND INDEX (UNHEDGED) DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Index represents performance of government bond markets in 14 countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.


A WORD ABOUT RISK

A majority of the Portfolio's assets will be invested in foreign fixed-income securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. Price fluctuations in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio may at times use certain types of investment derivatives, such as futures contracts and options on futures contracts. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 10% of its total assets in illiquid securities. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


GLOBAL BOND PORTFOLIO
HISTORICAL PERFORMANCE
(CONTINUED FROM PREVIOUS PAGE)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                         RETURNS
THE PORTFOLIO VS. ITS BENCHMARK          --------------------------------------
PERIODS ENDED DECEMBER 31, 2006           1 YEAR         5 YEARS      10 YEARS
-------------------------------------------------------------------------------
AllianceBernstein Global
  Bond Portfolio Class A                   4.97%          7.07%         4.35%

AllianceBernstein Global
  Bond Portfolio Class B                   4.64%          6.80%         4.87%*

S&P/Citigroup World Government
  Bond Index (unhedged)                    6.12%          8.41%         5.24%

*    Since Inception of the Portfolio's Class B shares on 7/15/99.


ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/96 - 12/31/06

S&P/CITIGROUP WORLD GOVERNMENT BOND INDEX (UNHEDGED): $16,658

ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO CLASS A: $15,314

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                  AllianceBernstein          S&P/Citigroup
                     Global Bond           World Government
                      Portfolio                Bond Index
                       Class A                (unhedged)
---------------------------------------------------------------
12/31/96               $10,000                  $10,000
12/31/97               $10,067                  $10,024
12/31/98               $11,488                  $11,558
12/31/99               $10,787                  $11,064
12/31/00               $10,913                  $11,237
12/31/01               $10,883                  $11,126
12/31/02               $12,724                  $13,294
12/31/03               $14,411                  $15,276
12/31/04               $15,799                  $16,857
12/31/05               $14,590                  $15,697
12/31/06               $15,314                  $16,658

THIS CHART ILLUSTRATES THE TOTAL VALUE OF AN ASSUMED $10,000 INVESTMENT IN ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO CLASS A SHARES (FROM 12/31/96 TO 12/31/06) AS COMPARED TO THE PERFORMANCE OF THE PORTFOLIO'S BENCHMARK. THE CHART ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


GLOBAL BOND PORTFOLIO
FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.


ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                         BEGINNING          ENDING        EXPENSES   ANNUALIZED
                       ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING    EXPENSE
GLOBAL BOND PORTFOLIO   JULY 1, 2006  DECEMBER 31, 2006   PERIOD*       RATIO*
-------------------------------------------------------------------------------
CLASS A
Actual                     $1,000         $1,027.48        $5.77         1.13%
Hypothetical
  (5% return before
  expenses)                $1,000         $1,019.51        $5.75         1.13%

CLASS B
Actual                     $1,000         $1,025.93        $7.05         1.38%
Hypothetical
  (5% return before
  expenses)                $1,000         $1,018.25        $7.02         1.38%

* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


GLOBAL BOND PORTFOLIO
SECURITY TYPE BREAKDOWN
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                  PERCENT OF
SECURITY TYPE                                U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Sovereign Debt Obligations                   $ 28,153,125            66.5%
Government/Agency Obligations                   6,705,945            15.8
Corporate Debt Obligations                      3,285,715             7.8
Total Investments*                             38,144,785            90.1
Cash and receivables,
  net of liabilities                            4,176,292             9.9
Net Assets                                   $ 42,321,077           100.0%

*    Excludes short-term investments.


5


GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                PRINCIPAL
                                                  AMOUNT
                                                   (000)          U.S. $ VALUE
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-63.5%
AUSTRALIA-2.6%
Government of Australia
  Series 808
  8.75%, 8/15/08 (a)                    AUD         1,364          $ 1,117,872

BELGIUM-4.8%
Kingdom of Belgium
  Series 43
  4.25%, 9/28/14 (a)                    EUR           312              418,711
  Series 31
  5.50%, 3/28/28                                    1,010            1,589,509
                                                                  -------------
                                                                     2,008,220

CANADA-3.0%
Government of Canada
  4.00%, 6/01/16 (a)                    CAD         1,498            1,276,219

FINLAND-1.2%
Government of Finland
  5.375%, 7/04/13 (a)                   EUR           360              513,400

FRANCE-4.7%
Government of France
  3.50%, 4/25/15 (a)                                1,182            1,508,335
  4.00%, 10/25/13 (a)                                 365              482,877
                                                                  -------------
                                                                     1,991,212

GERMANY-12.2%
Bundesrepublik Deutschland
  Series 03
  4.25%, 1/04/14 (a)                                  860            1,155,219
  4.75%, 7/04/34                                      981            1,431,583
  Series 98
  5.25%, 1/04/08 (a)                                  367              490,846
Kreditanstalt Fuer Wiederauf
  2.05%, 2/16/26 (a)                    JPY        21,000              175,160
Landwirtschaftliche Rentenbank
  1.375%, 4/25/13 (a)                             229,000            1,918,908
                                                                  -------------
                                                                     5,171,716

JAPAN-20.3%
Development Bank of Japan
  2.30%, 3/19/26 (a)                               20,000              169,872
Government of Japan
  Ten Year Bond
  Series 252
  1.00%, 6/20/13 (a)                              183,950            1,508,144
  Series 257
  1.30%, 12/20/13 (a)                             205,100            1,706,627
  Series 223
  1.70%, 9/20/10 (a)                              258,600            2,222,989
Government of Japan
  Twenty Year Bond
  Series 76
  1.90%, 3/20/25 (a)                              109,850              906,401
Japan Fin Corp Muni Ent
  1.35%, 11/26/13 (a)                             247,000            2,056,492
                                                                  -------------
                                                                     8,570,525

NEW ZEALAND-1.2%
New Zealand Government Bond
  Series 708
  6.00%, 7/15/08 (a)                    NZD           724              505,238

NORWAY-5.5%
Government of Norway
  5.50%, 5/15/09 (a)                    NOK        13,666            2,246,579
  6.00%, 5/16/11 (a)                                  500               85,231
                                                                  -------------
                                                                     2,331,810

SPAIN-4.8%
Spain Government Bond
  6.15%, 1/31/13 (a)                    EUR         1,387            2,042,991

SWEDEN-3.2%
Government of Sweden
  Series 1043
  5.00%, 1/28/09 (a)                    SEK         4,200              628,716
  Series 1045
  5.25%, 3/15/11 (a)                                4,800              739,357
                                                                  -------------
                                                                     1,368,073

Total Sovereign Debt Obligations
  (cost $26,453,794)                                                26,897,276

U.S. GOVERNMENT AND GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-15.8%
U.S. TREASURY NOTES-8.9%
  4.00%, 3/15/10 (a)                    US$           695              680,421
  4.125%, 8/15/10 (a)                               2,171            2,129,786
  4.25%, 8/15/15 (a)                                  310              299,973
  5.125%, 5/15/16 (a)                                 643              662,315
                                                                  -------------
                                                                     3,772,495

FEDERAL HOME LOAN
  MORTGAGE CORP.-4.2%
  4.75%, 1/19/16 (a)                                1,810            1,779,634


6


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                PRINCIPAL
                                                 AMOUNT
                                                   (000)          U.S. $ VALUE
-------------------------------------------------------------------------------
U.S. TREASURY BONDS-2.7%
  4.50%, 2/15/36 (a)                    US$           551          $   523,967
  5.375%, 2/15/31 (a)                                 588              629,849
                                                                  -------------
                                                                     1,153,816
Total U.S. Government and Government
  Sponsored Agency Obligations
  (cost $6,683,364)                                                  6,705,945

CORPORATE DEBT OBLIGATIONS-7.8%
MEXICO-2.4%
Inter-American Development Bank
  9.50%, 6/16/15 (a)                    MXN        10,000            1,014,348

UNITED KINGDOM-0.6%
Barclays Bank PLC
  5.75%, 9/14/26 (a)                    GBP            75              156,626
National Westminster Bank
  6.50%, 9/07/21 (a)                                   50              109,049
                                                                  -------------
                                                                       265,675
UNITED STATES-4.8%
Citigroup, Inc.
  4.625%, 8/03/10 (a)                   US$           107              105,084
Genworth Financial, Inc.
  1.60%, 6/20/11 (a)                    JPY        15,000              125,528
International Lease
  Finance Corp.
  3.50%, 4/01/09 (a)                    US$           350              336,673
Pershing Road Development Co. LLC
  5.769%, 9/01/26 (a)(b)(c)                           660              660,000
Pfizer Inc.
  1.80%, 2/22/16 (a)                    JPY        20,000              166,497
Suntrust Bank
  5.358%, 6/02/09 (a)(b)                US$           250              250,455
Wal-Mart Stores, Inc.
  4.55%, 5/01/13 (a)                                  375              361,455
                                                                  -------------
                                                                     2,005,692

Total Corporate Debt Obligations
  (cost $3,187,137)                                                  3,285,715

NON U.S. DOLLAR SOVEREIGN
  DEBT OBLIGATIONS-3.0%
JAPAN-3.0%
Government of Japan
  CPI Linked Bond
  Series 5
  0.80%, 9/10/15 (a)
  (cost $1,302,935)                     JPY       153,821            1,255,849

SHORT-TERM INVESTMENT-7.1%
TIME DEPOSIT-3.8%
The Bank of New York
  4.25%, 1/02/07                        US$           500              500,000
Societe Generale
  5.25%, 1/02/07                                    1,100            1,100,000
                                                                  -------------
                                                                     1,600,000
U.S. GOVERNMENT AND GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-3.3%
United States Treasury Bill
  Zero Coupon, 1/11/07                              1,405            1,403,610

Total Short-Term Investments
  (cost $3,003,091)                                                  3,003,610

TOTAL INVESTMENTS-97.2%
  (cost $40,630,321)                                                41,148,395
Other assets less
  liabilities-2.8%                                                   1,172,682
                                                                  -------------
NET ASSETS-100.0%                                                 $ 42,321,077


7


GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


FORWARD CURRENCY EXCHANGE CONTRACTS (SEE NOTE D)

                                      U.S. $        U.S. $
                        CONTRACT     VALUE ON      VALUE AT      UNREALIZED
                         AMOUNT    ORIGINATION   DECEMBER 31,   APPRECIATION/
                          (000)        DATE          2006      (DEPRECIATION)
-----------------------------------------------------------------------------
BUY CONTRACTS:
Australian Dollar
  settling 1/19/07          638    $  497,747     $  503,155     $   5,408
Canadian Dollar
  settling 2/09/07          389       337,556        333,769        (3,787)
Danish Krone
  settling 2/08/07        1,916       342,836        339,702        (3,134)
Euro settling 1/29/07     5,877     7,434,910      7,768,310       333,400
Great British Pound
  settling 1/16/07           77       151,560        151,051          (509)
Great British Pound
  settling 1/16/07        1,470     2,775,867      2,878,820       102,953
Great British Pound
  settling 1/16/07           82       156,099        160,562         4,463
Great British Pound
  settling 1/16/07           96       179,332        187,291         7,959
Japanese Yen
  settling 1/12/07       18,794       164,472        158,149        (6,323)
Japanese Yen
  settling 1/12/07      230,234     1,979,868      1,937,352       (42,516)
Norwegian Krone
  settling 1/11/07          291        45,242         46,652         1,410

SALE CONTRACTS:
Canadian Dollar
  settling 2/09/07          433       375,174        371,667         3,507
Canadian Dollar
  settling 2/09/07          276       240,655        236,914         3,741
Euro settling 1/29/07       657       864,005        867,946        (3,941)
Great British Pound
  settling 1/16/07          290       540,427        568,199       (27,772)
Great British Pound
  settling 1/16/07          115       214,109        225,653       (11,544)
Japanese Yen
  settling 1/12/07       61,532       521,594        517,773         3,821
Japanese Yen
  settling 1/12/07        7,217        61,599         60,727           872
Japanese Yen
  settling 1/12/07      143,020     1,224,001      1,203,469        20,532
Japanese Yen
  settling 1/12/07       50,458       430,629        424,587         6,042
Mexican Nuevo Peso
  settling 1/31/07        4,985       459,000        460,845        (1,845)
Mexican Nuevo Peso
  settling 2/23/07        6,441       594,796        594,891           (95)
New Zealand Dollar
  settling 2/21/07           49        31,077         34,572        (3,495)
Norwegian Krone
  settling 1/11/07       14,503     2,256,082      2,326,973       (70,891)
Swedish Krona
  settling 1/22/07        7,555     1,072,265      1,105,081       (32,816)

(a) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $35,123,693.

(b) Floating Rate Security. Stated interest rate was in effect at December 31, 2006.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate market value of these securities amounted to $660,000 or 1.6% of net assets.

     Currency Abbreviations:

     AUD - Australian Dollar
     CAD - Canadian Dollar
     EUR - Euro Dollar
     GBP - United Kingdom Pound
     JPY - Japanese Yen
     MXN - Mexico Nuevo Peso
     NOK - Norwegian Krone
     NZD - New Zealand Dollar
     SEK - Swedish Krona

     Glossary:

     CPI - Consumer Price Index

     See Notes to Financial Statements.


8


GLOBAL BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $40,630,321)           $41,148,395
  Cash                                                                  14,247
  Foreign cash, at value (cost $1,665)                                   1,715
  Unrealized appreciation of forward currency exchange contracts       494,108
  Interest receivable                                                  679,194
  Receivable for investment securities sold                            219,651
  Receivable for capital stock sold                                     76,761
  Total assets                                                      42,634,071
LIABILITIES
  Unrealized depreciation of forward currency exchange contracts       208,668
  Custodian fee payable                                                 34,324
  Administrative fee payable                                            21,750
  Printing fee payable                                                  20,645
  Advisory fee payable                                                  16,402
  Distribution fee payable                                               2,717
  Payable for capital stock redeemed                                     2,518
  Transfer Agent fee payable                                                65
  Accrued expenses                                                       5,905
  Total liabilities                                                    312,994
NET ASSETS                                                         $42,321,077
COMPOSITION OF NET ASSETS
  Capital stock, at par                                                 $3,663
  Additional paid-in capital                                        43,033,337
  Undistributed net investment income                                  220,715
  Accumulated net realized loss on investment and foreign
    currency transactions                                           (1,756,735)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                        820,097
                                                                  -------------
                                                                   $42,321,077


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                                       SHARES         NET ASSET
CLASS                               NET ASSETS      OUTSTANDING         VALUE
-------------------------------------------------------------------------------
A                                  $29,754,999       2,568,096          $11.59
B                                  $12,566,078       1,095,228          $11.47


See Notes to Financial Statements.


9


GLOBAL BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $7,973)                $1,801,380
EXPENSES
  Advisory fee                                                         226,942
  Distribution fee--Class B                                             31,909
  Transfer agency--Class A                                               2,907
  Transfer agency--Class B                                               1,059
  Custodian                                                            129,006
  Administrative                                                        86,750
  Audit                                                                 37,500
  Printing                                                              26,681
  Legal                                                                  9,620
  Directors' fees                                                        1,400
  Miscellaneous                                                          2,193
  Total expenses                                                       555,967
  Net investment income                                              1,245,413
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
    Investment transactions                                           (387,461)
    Foreign currency transactions                                      600,232
  Net change in unrealized appreciation/depreciation of:
    Investments                                                        505,046
    Foreign currency denominated assets and liabilities                380,729
  Net gain on investment and foreign currency transactions           1,098,546
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $2,343,959


See Notes to Financial Statements.


10


GLOBAL BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                    YEAR ENDED      YEAR ENDED
                                                    DECEMBER 31,    DECEMBER 31,
                                                        2006            2005
                                                    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $1,245,413      $1,494,560
  Net realized gain on investment and foreign
    currency transactions                              212,771       1,454,072
  Net change in unrealized appreciation/
    depreciation of investments and foreign
    currency denominated assets and
    liabilities                                        885,775      (8,296,666)
  Net increase (decrease) in net assets from
    operations                                       2,343,959      (5,348,034)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                           (711,741)     (4,802,045)
    Class B                                           (169,417)     (1,253,227)
  Net realized gain on investment and foreign
    currency transactions
    Class A                                           (394,552)       (612,506)
    Class B                                           (112,945)       (163,892)
CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                          (19,063,133)      2,568,218
  Total decrease                                   (18,107,829)     (9,611,486)
NET ASSETS
  Beginning of period                               60,428,906      70,040,392
  End of period (including undistributed net
   investment income and distributions in excess
   of net investment income of $220,715 and
   ($737,135), respectively)                       $42,321,077     $60,428,906


See Notes to Financial Statements.


11


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Global Bond Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. dollar and a range of foreign currencies. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.


12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average


13


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .65% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.

The Portfolio compensates AllianceBernstein Investor Services,Inc. (prior to February 24, 2006 known as AllianceBernstein Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                    PURCHASES         SALES
                                                   -----------     -----------
Investment securities (excluding U.S. government
  securities)                                      $58,940,976     $74,429,356
U.S. government securities                          10,078,910      14,087,101

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                               $40,633,992
Gross unrealized appreciation                                         $909,211
Gross unrealized depreciation                                         (394,808)
Net unrealized appreciation                                           $514,403

1. FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED      YEAR ENDED    YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              208,380       428,291      $2,372,017      $5,453,556
Shares issued in
  reinvestment
  of dividends and
  distributions           97,643       456,924       1,106,293       5,414,551
Shares redeemed       (1,929,242)     (807,173)    (21,814,154)     (9,844,716)
Net increase
  (decrease)          (1,623,219)       78,042    $(18,335,844)     $1,023,391

CLASS B
Shares sold              200,013       218,798      $2,252,518      $2,764,083
Shares issued in
  reinvestment
  of dividends and
  distributions           25,144       120,606         282,362       1,417,119
Shares redeemed         (288,503)     (217,005)     (3,262,169)     (2,636,375)
Net increase
  (decrease)             (63,346)      122,399       $(727,289)     $1,544,827


15


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                       2006            2005
                                                    ----------      ----------
Distributions paid from:
  Ordinary income                                   $1,258,130      $6,174,320
  Net long-term capital gains                          130,525         657,350
Total distributions paid                            $1,388,655      $6,831,670

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                   $1,249,772
Accumulated capital and other losses                            (2,493,547)(a)
Unrealized appreciation/(depreciation)                             527,852(b)
Total accumulated earnings/(deficit)                             $(715,923)

(a) On December 31, 2006, the Portfolio had a net capital loss carryforward of $1,753,064, in which $1,265,121 expires in the year 2008, and $487,943 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund's merger with Brinson Series Trust Strategic Income Portfolio, may apply. For the year ended December 31, 2006, the Portfolio deferred losses on straddles of $740,483.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency gains/losses, paydown gains/losses, and a redesignation of dividends resulted in a net decrease in distributions in excess of net investment income, and a net increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

 (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict


17


GLOBAL BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class


18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


19


GLOBAL BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.32       $13.63       $13.50       $12.63       $10.93
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .29          .28          .25(b)       .25          .25
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                   .26        (1.26)         .93         1.40         1.58
Net increase (decrease) in net asset
  value from operations                          .55         (.98)        1.18         1.65         1.83
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.18)       (1.18)        (.78)        (.78)        (.13)
Distributions from net realized gain on
  investment and foreign currency
  transactions                                  (.10)        (.15)        (.27)          -0-          -0-
Total dividends and distributions               (.28)       (1.33)       (1.05)        (.78)        (.13)
Net asset value, end of period                $11.59       $11.32       $13.63       $13.50       $12.63
TOTAL RETURN
Total investment return based on net
  asset value (c)                               4.97%       (7.65)%       9.63%       13.26%       16.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $29,755      $47,443      $56,043      $58,658      $56,137
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.03%(d)      .87%         .88%        1.15%        1.17%
  Expenses, before waivers and
    reimbursements                              1.03%(d)      .87%        1.02%        1.15%        1.17%
  Net investment income                         2.53%(d)     2.30%        1.93%(b)     1.93%        2.18%
Portfolio turnover rate                          156%         148%         107%         197%         220%


See footnote summary on page 21


20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.21       $13.51       $13.40       $12.54       $10.86
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .26          .25          .22(b)       .21          .22
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                   .25        (1.25)         .91         1.41         1.57
Net increase (decrease) in net asset
  value from operations                          .51        (1.00)        1.13         1.62         1.79
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.15)       (1.15)        (.75)        (.76)        (.11)
Distributions from net realized gain on
  investment and foreign currency
  transactions                                  (.10)        (.15)        (.27)          -0-          -0-
Total dividends and distributions               (.25)       (1.30)       (1.02)        (.76)        (.11)
Net asset value, end of period                $11.47       $11.21       $13.51       $13.40       $12.54
TOTAL RETURN
Total investment return based on net
  asset value (c)                               4.64%       (7.87)%       9.33%       13.08%       16.59%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period,
  (000's omitted)                            $12,566      $12,986      $13,997      $11,399       $8,507
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.30%(d)     1.12%        1.13%        1.40%        1.42%
  Expenses, before waivers and
    reimbursements                              1.30%(d)     1.12%        1.27%        1.40%        1.42%
  Net investment income                         2.30%(d)     2.05%        1.72%(b)     1.66%        1.92%
Portfolio turnover rate                          156%         148%         107%         197%         220%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived or reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.


21


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Global Bond Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Bond Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 12, 2007


TAX INFORMATION
(Unaudited)

The Portfolio designates $134,337 from distributions made in fiscal year ended December 31, 2006 as capital gain dividends.


22


GLOBAL BOND PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael L. Mon(2), Vice President
Douglas J. Peebles(2), Vice President
Jeffrey S. Phlegar, Vice President
Matthew S. Sheridan(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller

CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Global Fixed Income Investment Team. Mr. Douglas J. Peebles, Mr. Michael L. Mon, and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


23


GLOBAL BOND PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND               OTHER
      NAME, ADDRESS*,                           PRINCIPAL                              COMPLEX            DIRECTORSHIP
         AGE AND                              OCCUPATION(S)                          OVERSEEN BY            HELD BY
     (YEAR ELECTED**)                      DURING PAST 5 YEARS                         DIRECTOR             DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                  Executive Vice President of AllianceBernstein          108            SCB Partners, Inc.
1345 Avenue of the Americas       L.P. (the "Adviser") since 2001 and Executive                            and SCB Inc.
New York, NY 10105                Managing Director of AllianceBernstein
49                                Investments, Inc. ("ABI") since 2003; prior
(2005)                            thereto, he was head of AllianceBernstein
                                  Institutional Investments, a unit of the Adviser,
                                  from 2001-2003. Prior thereto, Chief Executive
                                  Officer of Sanford C. Bernstein & Co., LLC
                                  (institutional research and brokerage arm of
                                  Bernstein & Co., LLC) and its predecessor
                                  since prior to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., +          Investment Adviser and an Independent                  110                 None
CHAIRMAN OF THE BOARD             Consultant. He was formerly Senior Manager
74                                of Barrett Associates, Inc., a registered
(1990)                            investment adviser, with which he had been
                                  associated since prior to 2002. He was formerly
                                  Deputy Comptroller and Chief Investment
                                  Officer of the State of New York and, prior
                                  thereto, Chief Investment Officer of the
                                  New York Bank for Savings.

David H. Dievler, +               Independent Consultant. Until December 1994,           109                 None
77                                he was Senior Vice President of AllianceBernstein
(1990)                            Corporation ("ABCorp.") (formerly, Alliance
                                  Capital Management Corporation ("ACMC"))
                                  responsible for mutual fund administration. Prior
                                  to joining ABCorp. in 1984, he was Chief
                                  Financial Officer of Eberstadt Asset
                                  Management since 1968. Prior to that, he was
                                  a Senior Manager at Price Waterhouse & Co.
                                  Member of American Institute of Certified
                                  Public Accountants since 1953.

John H. Dobkin, +                 Consultant. Formerly, President of Save Venice,        108                 None
65                                Inc. (preservation organization) from 2001-2002,
(1992)                            Senior Advisor from June 1999-June 2000
                                  and President of Historic Hudson Valley (historic
                                  preservation) from December 1989-May 1999.
                                  Previously, Director of the National Academy
                                  of Design and during 1988-1992, Director and
                                  Chairman of the Audit Committee of ABCorp.
                                  (formerly, ACMC).


24


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                                     PORTFOLIOS
                                                                                       IN FUND               OTHER
      NAME, ADDRESS*,                           PRINCIPAL                              COMPLEX            DIRECTORSHIP
         AGE AND                              OCCUPATION(S)                          OVERSEEN BY            HELD BY
     (YEAR ELECTED**)                      DURING PAST 5 YEARS                         DIRECTOR             DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, +              Consultant since January 2004. Formerly,               108         Asia Pacific Fund, Inc.
63                                managing partner of Lexington Capital, LLC                          and The Merger Fund
(2005)                            (investment advisory firm) from December 1997
                                  until December 2003. Prior thereto, Chairman and
                                  CEO of Prudential Mutual Fund Management
                                  from 1987 to 1993.

D. James Guzy, +                  Chairman of the Board of PLX Technology                108        Intel Corporation (semi-
70                                (semi-conductors) and of SRC Computers Inc.,                   conductors) and Cirrus Logic
(2005)                            with which he has been associated since prior to                       Corporation
                                  2002. He is also President of the Arbor Company                     (semi-conductors)
                                  (private family investments).

Nancy P. Jacklin, +               Formerly, U.S. Executive Director of the               108                None
58                                International Monetary Fund (December 2002-
(2006)                            May 2006); Partner, Clifford Chance (1992-2002);
                                  Senior Counsel, International Banking and Finance,
                                  and Associate General Counsel, Citicorp (1985-
                                  1992); Assistant General Counsel (International),
                                  Federal Reserve Board of Governors (1982-1985);
                                  and Attorney Advisor, U.S. Department of the
                                  Treasury (1973-1982). Member of the Bar of the
                                  District of Columbia and of New York; and member
                                  of the Council on Foreign Relations.

Marshall C. Turner, Jr., +        Principal of Turner Venture Associates (venture        108            The George Lucas
65                                capital and consulting) since prior to 2002. From                 Educational Foundation
(2005)                            2003 until May 31, 2006, he was CEO of Toppan                          and National
                                  Photomasks, Inc., Austin, Texas (semi-conductor                       Datacast, Inc.
                                  manufacturing services).

Earl D. Weiner, +                 Of Counsel, and Partner from 1976-2006, of the         107                None
67                                law firm Sullivan & Cromwell LLP, specializing
(2007)                            in investment management, corporate and
                                  securities law; member of Task Force on Fund
                                  Director's Guidebook, Federal Regulation of
                                  Securities Committee.


* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   There is no stated term of office for the Fund's Directors.

+    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

+    Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


25


GLOBAL BOND PORTFOLIO
MANAGEMENT OF THE FUND
continued

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


 NAME, ADDRESS*           PRINCIPAL POSITION(S)             PRINCIPAL OCCUPATION
    AND AGE                  HELD WITH FUND                 DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------
Marc O. Mayer            President and Chief      See biography above.
49                       Executive Officer

Philip L. Kirstein       Senior Vice President    Senior Vice President and Independent Compliance
61                       and Independent          Officer of the AllianceBernstein Funds, with which he
                         Compliance Officer       has been associated since October 2004. Prior thereto,
                                                  he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                  from October 2003 to October 2004, and General
                                                  Counsel of Merrill Lynch Investment Managers, L.P.
                                                  since prior to 2002 until March 2003.

Michael L. Mon           Vice President           Vice President of the Adviser**, with which he has been
37                                                associated since prior to 2002.

Douglas J. Peebles       Vice President           Executive Vice President of the Adviser**, with which
41                                                he has been associated since prior to 2002.

Jeffrey S. Phlegar       Vice President           Executive Vice President of the Adviser**, with which
40                                                he has been associated since prior to 2002.

Matthew S. Sheridan      Vice President           Vice President of the Adviser**, with which he has been
31                                                associated since prior to 2002.

Emilie D. Wrapp          Secretary                Senior Vice President, Assistant General Counsel and
51                                                Assistant Secretary of ABI**, with which she has been
                                                  associated since prior to 2002.

Joseph J. Mantineo       Treasurer and Chief      Senior Vice President of AllianceBernstein Investor
47                       Financial Officer        Services, Inc. ("ABIS")**, with which he has been
                                                  associated since prior to 2002.

Thomas R. Manley         Controller               Vice President of the Adviser**, with which he has been
55                                                associated since prior to 2002.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI and ABIS are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


26


GLOBAL BOND PORTFOLIO
CONTINUANCE DISCLOSURE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Information Regarding the Review and Approval of the Portfolio's Advisory Agreement

IN THIS DISCLOSURE, THE TERM "FUND" REFERS TO ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC., AND THE TERM "PORTFOLIO" REFERS TO
ALLIANCEBERNSTEIN GLOBAL BOND PORTFOLIO.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

    1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

    2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

    3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

    4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

    5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

    6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

    7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

    8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

    9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

    10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;


27


GLOBAL BOND PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

    11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

    12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

    13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

    14. the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


28


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 9 to 7 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 14 to 11 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the S&P/Citigroup World Government Bond Index (unhedged in USD) (the "Index") for periods ended June 30, 2006 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (July 1991 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 5th quintile in all periods reviewed, and in the Performance Universe comparison the Portfolio was in the 5th quintile in the 1- and 5-year periods and 4th quintile in the 3- and 5-year periods. The comparative information showed that the Portfolio underperformed the Index in all periods reviewed. Based on their review and their discussion of the reasons for the Portfolio's underperformance with the Adviser and steps that had been taken by the Adviser in an effort to address such underperformance, the directors


29


GLOBAL BOND PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

retained confidence in the Adviser's ability to continue to advise the Portfolio and concluded that the Portfolio's performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be somewhat lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 45 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 11 basis points. The directors also noted that the Portfolio's total expense ratio was materially lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not


30


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


31


GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Variable Product Series Fund (the "Fund") in respect of AllianceBernstein Global Bond Portfolio (the "Portfolio").(2) The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Fund, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the Portfolio as the investment option underlying their insurance contracts.

The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

    1. Advisory fees charged to institutional and other clients of the Adviser for like services;

    2.  Advisory fees charged by other mutual fund companies for like services;

    3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

    4. Profit margins of the Adviser and its affiliates from supplying such services;

    5.  Possible economies of scale as the Portfolio grows larger; and

    6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December
2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                  NET ASSETS       ADVISORY FEE
                  09/30/06     BASED ON % OF AVERAGE
CATEGORY          (MILLION)      DAILY NET ASSETS             PORTFOLIO
------------------------------------------------------------------------------
Low Risk Income     $43.1   45 bp on 1st $2.5 billion    Global Bond Portfolio
                            40 bp on next $2.5 billion
                            35 bp on the balance

(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Portfolio do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


32


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $75,250 (0.11% of the Portfolio's average daily net assets) for such services.

Set forth below are the Portfolio's latest fiscal year end total expense ratios:

PORTFOLIO                            TOTAL EXPENSE RATIO     FISCAL YEAR
-------------------------------------------------------------------------
Global Bond Portfolio                  Class A   0.87%       December 31
                                       Class B   1.12%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of the costs are reimbursed by the Portfolio to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.(4) In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio's advisory fees based on September 30, 2006 net assets.

                        NET ASSETS     ALLIANCEBERNSTEIN ("AB")     EFFECTIVE      PORTFOLIO
                         09/30/06       INSTITUTIONAL ("INST.")      AB INST.      ADVISORY
PORTFOLIO                 ($MIL)            FEE SCHEDULE            ADV. FEE         FEE
-------------------------------------------------------------------------------------------
Global Bond Portfolio     $43.1     Global Fixed Income Schedule      0.416%        0.450%
                                    50 bp on 1st $20 million
                                    35 bp on next $20 million
                                    30 bp on next $20 million
                                    25 bp on the balance
                                    Minimum Account Size: $20 m

(4) The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Portfolio, which opened in the last year. Discounts that are negotiated vary based upon each client relationship.


33


GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Adviser manages AllianceBernstein Global Strategic Income Trust, Inc., a retail mutual fund, which has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Government Income Trust:(5)


PORTFOLIO               ALLIANCEBERNSTEIN MUTUAL FUND            FEE SCHEDULE
--------------------------------------------------------------------------------------
Global Bond Portfolio   Global Strategic Income Trust     0.50% on first $2.5 billion
                                                          0.40% on next $2.5 billion
                                                          0.35% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as the Portfolio.

PORTFOLIO                                                             FEE(6)
-------------------------------------------------------------------------------
Global Strategic Income/ Global Bond
  Class A                                                             1.10%
  Class I (Institutional)                                             0.55%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:


PORTFOLIO                  ACITM MUTUAL FUND                  FEE
------------------------------------------------------------------------------------
Global Bond Portfolio     Global Income Fund       0.75%

                          Global High Income       0.70% on first Y30 billion(7)
                          A / B                    0.60% on next Y20 billion
                                                   0.50% on next Y450 billion
                                                   0.45% thereafter

                          Global Bond Fund         0.54%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed advisory fee relative to the median of the Portfolio's Lipper Expense Group ("EG") at the approximate current asset level of the Portfolio.(8)


(5) AllianceBernstein Global Strategic Income Trust, Inc. was also affected by the settlement between the Adviser and the NYAG. As a result, the fund's advisory fee schedule is identical to that of the Portfolio.

(6) Class A shares of the funds are charged an "all-in" fee, which covers investment advisory services and distribution related services.

(7) The current Japanese Yen-U.S. dollar currency exchange rate is Y118.15 per $1. At that currency exchange rate, Y30 billion would be equivalent to approximately $254 million. Y20 billion would be equivalent to approximately $169 million. Y450 billion would be equivalent to approximately $3.808 billion.

(8) The contractual management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.


34


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.(9) An EG will typically consist of seven to twenty funds.

                                CONTRACTUAL      LIPPER
                                 MANAGEMENT   EXPENSE GROUP
PORTFOLIO                         FEE(10)         MEDIAN            RANK
-------------------------------------------------------------------------
Global Bond Portfolio              0.450           0.750             1/9


Lipper also compared the Portfolio's most recently completed fiscal year total expense ratio to the medians of the Portfolio's EG and Lipper Expense Universe ("EU"). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective as the subject Portfolio.(11)

                        EXPENSE       LIPPER                      LIPPER
                         RATIO     EXPENSE GROUP              EXPENSE UNIVERSE
PORTFOLIO               (%)(12)      MEDIAN (%)      RANK         MEDIAN (%)     RANK
----------------------------------------------------------------------------------------
Global Bond Portfolio    0.868        0.969          3/9           0.966         5/12


Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolio's principal underwriter. The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the '40 Act. During the fiscal year ended December 31, 2005, ABI received $34,646 in Rule 12b-1 fees from the Portfolio.


(9) Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

(10) The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(11) Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

(12)  Most recently completed fiscal year Class A share total expense ratio.


35


GLOBAL BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Adviser may compensate ABI for payments made by ABI for distribution related services. ABI may in turn compensate brokers for their distribution assistance. ABI will pay for printing and distributing prospectuses or reports and advertising in connection with the offering of Class B shares to the public as well as fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. During the fiscal year ended December 31, 2005, the Adviser determined that it paid $138,844 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,(13) ABI paid approximately $125,000 in 2005 and expects to pay approximately $150,000 in 2006 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS").(14) ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(15)

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.


(13) Includes other Portfolios (Equity and Blend) of the Fund that are not discussed in this evaluation.

(14) It should be noted that the insurance companies to which the variable products are linked to provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

(15) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.


36


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio(16) relative to the Portfolio's Lipper Performance Group ("PG")(17) and Lipper Performance Universe ("PU") for the periods ended June 30, 2006.(18)

                       PORTFOLIO
GLOBAL BOND PORTFOLIO    RETURN    PG MEDIAN   PU MEDIAN   PG RANK   PU RANK
-----------------------------------------------------------------------------
1 year                   -1.16       0.96        0.68       8/9       13/14
3 year                    3.05       4.97        3.84       9/9       11/14
5 year                    7.45       9.72        8.23       8/9        9/14
10 year                   4.68       5.28        6.02       7/7       11/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold) versus its benchmark:(19)

                                                  PERIODS ENDING JUNE 30, 2006
                                                     ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------------------------
PORTFOLIO                                1 YEAR    3 YEAR   5 YEAR   10 YEAR    SINCE INCEPTION
-------------------------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO                    -1.16      3.05     7.45      4.68          6.09
S&P / Citigroup World Government Bond    -0.36      4.25     8.51      5.43          7.10
  Index (unhedged in USD)


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006

(16) The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

(17) The Portfolio's PG is identical to the Portfolio's EG. The Portfolio's PU is not identical to the Portfolio's EU. Outliers and funds with negative management fees are excluded from EUs but not necessarily from PUs.

(18) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

(19) The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.


37





ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES FUND, INC.

DECEMBER 31, 2006

ANNUAL REPORT

> ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


INVESTMENT PRODUCTS OFFERED
o ARE NOT FDIC INSURED
o MAY LOSE VALUE
o ARE NOT BANK GUARANTEED

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT ALLIANCEBERNSTEIN'S WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR GO TO THE SECURITIES AND EXCHANGE COMMISSION'S (THE"COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEIN(R) AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.


GLOBAL DOLLAR
GOVERNMENT PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

February 9, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Dollar Government Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES
The Portfolio's investment objective is to seek a high level of current income. Its secondary objective is capital appreciation.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in government securities. The Portfolio invests at least 65% of its net assets in sovereign debt obligations. The Portfolio also may invest in U.S. and non-U.S. corporate fixed-income securities. The Portfolio invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Portfolio's investments in sovereign debt obligations and corporate debt securities are U.S. dollar-denominated. The Portfolio may invest in debt securities with a range of maturities from short- to long-term.

The Portfolio's non-U.S. investments emphasize emerging markets and developing countries. The Portfolio limits its investments in the sovereign debt obligations of any one country to less than 25% of its net assets, although the Portfolio may invest up to 30% of its net assets in the sovereign debt obligations and corporate fixed-income securities of issuers in each of the countries that constitute part of the Portfolio's focus. The Portfolio expects that it will not invest more than 10% of its net assets in any other single foreign country.

The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest in fixed and floating rate loans to sovereign debt issuers, structured securities, variable, floating, and inverse floating rate instruments, loan participations and assignments, and may use other investment techniques.

INVESTMENT RESULTS
The table on page 4 shows the Portfolio's performance compared to its benchmark, the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global), for the one-, five- and 10-year periods ended December 31, 2006.

The Portfolio's Class A shares outperformed its benchmark for the year under review. Contributing positively to the Portfolio's performance were overweight positions in Latin America, particularly Brazil and Argentina. Latin America has benefited from a virtuous cycle of capital inflows, sound policy management and strong trade performance. These conditions have bolstered dollar reserves and enabled improvements in credit profiles through better liability management. Brazil experienced stable growth, central bank easing and debt buybacks, which led to its solid returns. Argentina benefited during the year from a completion of its debt restructuring and very strong economic growth. Both Brazil and Argentina were top-performing countries within the Portfolio's benchmark.

Also contributing positively to the Portfolio's performance was an underweight in Ecuador late in 2006. Ecuador's bonds suffered significant price declines following the presidential election of Rafael Correa, who promised to restructure its external debt.

MARKET REVIEW AND INVESTMENT STRATEGY
The emerging market debt class continued to post strong returns in 2006, outperforming most fixed-income sectors. According to the JPM EMBI Global, emerging market debt returned 9.88% in 2006. All countries within the Index, with the exception of Ecuador, posted positive returns for the year. Emerging market debt was supported by positive global growth, adequate liquidity, higher commodity prices and steadily improving individual country economic fundamentals. As a result, emerging market debt spreads continued to tighten, reaching near-record lows at year-end.

During the year, the Latin region, which returned 11.94%, outpaced non-Latin countries, which returned 7.20%. Outperforming countries for 2006 included Argentina at 51.30%, the Dominican Republic at 18.00% and Uruguay at 17.30%. Underperforming countries for the year included Ecuador at -11.80%, Lebanon at 1.56% and South Africa at 3.70%.

Countries favored within the Portfolio during the year under review included Brazil, Argentina, Russia, Peru and Panama. Like most Latin American countries, Brazil has benefited from a virtuous cycle of robust net exports, capital inflows and prudent fiscal and monetary policy. Brazil has shown impressive progress in building dollar reserves, and has made great strides in decreasing its external and sovereign debt ratios, two of the most critical factors for advancing to investment grade.

Russia continued to amass tremendous reserves and repaid its entire Paris Club debt. (The Paris Club is an informal group of financial officials from 19 of the world's wealthiest nations which provide financial concessions such as debt restructuring, debt relief and debt cancellation to indebted countries). Panama was favored

1


GLOBAL DOLLAR
GOVERNMENT PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


as economic fundamentals there improved on all fronts. Panama's economy strengthened, helped by canal-related fees, services and expansion. Panama continued to be strongly levered to regional and global growth. Peru enjoyed broad and deep macroeconomic strengths, such as low debt ratios, high dollar reserves, fiscal and current account surpluses, robust growth, record unemployment and modest inflation. The government intends to pay U.S. $1.5 billion to Paris Club creditors to buy back debt, which will further strengthen its debt profile.

Argentina continued to post strong growth during the period with gross domestic product (GDP) at 8.7% in the third quarter of 2006. Exports remained solid with its economy benefiting from soft commodity prices. Also within the Portfolio, Ecuador was moved to an underweight, due to rising political risk. Bond prices declined sharply late during the annual period as the less market-friendly presidential candidate, Rafael Correa, showed strength in pre-election polls. Correa rattled bond markets with statements that he would renegotiate Ecuador's U.S. $11 billion in outstanding debt.


2


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
HISTORICAL PERFORMANCE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE
THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR 800.984.7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE PORTFOLIO'S QUOTED PERFORMANCE WOULD BE LOWER. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE
THE UNMANAGED J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL (JPM EMBI GLOBAL) DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds, loans and Eurobonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A WORD ABOUT RISK
The Portfolio invests a significant amount of its assets in foreign securities, which may magnify fluctuations and can invest a significant portion of its assets in the securities of a single issuer, which may present greater risk than a more diversified portfolio. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. These fluctuations can also be due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. Similar to direct bond ownership, bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.



(HISTORICAL PERFORMANCE CONTINUED ON NEXT PAGE)


3


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
HISTORICAL PERFORMANCE
(CONTINUED FROM PREVIOUS PAGE)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE PORTFOLIO VS. ITS BENCHMARK                                         RETURNS
PERIODS ENDED DECEMBER 31, 2006                              1 YEAR     5 YEARS     10 YEARS
---------------------------------------------------------------------------------------------
  AllianceBernstein Global Government Portfolio Class A      10.01%      15.52%      11.11%
  AllianceBernstein Global Government Portfolio Class B       9.77%      16.45%*
  JPM EMBI Global                                             9.88%      14.08%      10.67%

     * Since inception of the Portfolio's Class B shares on 7/22/02.

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/96-12/31/06

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

          AllianceBernstein
          Global                  JPM EMBI Global
          Dollar
          Government Portfolio
          Class A

12/31/96         10,000            10,000
12/31/97         11,323            11,195
12/31/98          8,865             9,903
12/31/99         11,177            12,298
12/31/00         12,748            14,070
12/31/01         13,943            14,261
12/31/02         16,193            16,132
12/31/03         21,603            20,272
12/31/04         23,789            22,650
12/31/05         26,078            25,080
12/31/06         28,688            27,558

ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO CLASS A: $28,688

JPM EMBI GLOBAL: $27,558

THIS CHART ILLUSTRATES THE TOTAL VALUE OF AN ASSUMED $10,000 INVESTMENT IN ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO CLASS A SHARES (FROM 12/31/96 TO 12/31/06) AS COMPARED TO THE PERFORMANCE OF THE PORTFOLIO'S BENCHMARK, THE J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL. THE CHART ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.



SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.

4


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES
The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     BEGINNING            ENDING
                                   ACCOUNT VALUE      ACCOUNT VALUE      EXPENSES PAID      ANNUALIZED
GLOBAL DOLLAR GOV'T PORTFOLIO       JULY 1, 2006    DECEMBER 31, 2006    DURING PERIOD*   EXPENSE RATIO*
--------------------------------------------------------------------------------------------------------
CLASS A
Actual                                  $1,000          $1,107.48             $9.51            1.79%
Hypothetical (5% return before
  expenses)                             $1,000          $1,016.18             $9.10            1.79%

CLASS B
Actual                                  $1,000          $1,106.25            $10.83            2.04%
Hypothetical (5% return before
  expenses)                             $1,000          $1,014.92            $10.36            2.04%

* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SECURITY TYPE BREAKDOWN
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


SECURITY TYPE                              U.S. $ VALUE          PERCENT OF NET ASSETS
----------------------------------------------------------------------------------------
Sovereign Debt Obligations                 $23,905,772                   82.3%
Corporate Debt Obligations                   3,683,967                   12.7
Total Investments                           27,589,739                   95.0
Cash and receivables, net of liabilities     1,445,039                    5.0
Net Assets                                 $29,034,778                  100.0%

6


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                              PRINCIPAL
                                                 AMOUNT
                                                   (000)    U.S. $ VALUE
-------------------------------------------------------------------------------
SOVEREIGN DEBT
OBLIGATIONS-82.3%
ARGENTINA-4.9%
Republic of Argentina
  5.59%, 8/03/12(a)                              $  254       $  239,652
  8.28%, 12/31/33                                 1,001        1,089,044
  Series V
  7.00%, 3/28/11                                     95           94,082
                                                             ------------
                                                               1,422,778

BRAZIL-15.3%
Republic of Brazil
  7.125%, 1/20/37                                 1,233        1,323,009
  8.00%, 1/15/18                                     37           41,311
  8.25%, 1/20/34                                    861        1,043,962
  8.875%, 10/14/19-4/15/24                          832        1,023,060
  11.00%, 8/17/40                                   756        1,001,700
                                                             ------------
                                                               4,433,042

BULGARIA-0.4%
Republic of Bulgaria
  8.25%, 1/15/15(b)                                  94          111,390

COLOMBIA-2.2%
Republic of Colombia
  8.125%, 5/21/24                                    25           28,875
  10.75%, 1/15/13                                    88          108,592
  11.75%, 2/25/20                                   349          504,305
                                                             ------------
                                                                 641,772

COSTA RICA-0.4%
Republic of Costa Rica
  8.05%, 1/31/13(b)                                  53           58,353
  8.11%, 2/01/12(b)                                  51           55,845
                                                             ------------
                                                                 114,198

DOMINICAN
REPUBLIC-0.4%
Dominican Republic
  8.625%, 4/20/27(b)                                100          114,950

EL SALVADOR-1.2%
Republic of El Salvador
  7.625%, 9/21/34(b)                                 72           83,088
  7.65%, 6/15/35(b)                                 127          143,827
  8.50%, 7/25/11(b)                                 100          110,400
                                                             ------------
                                                                 337,315

INDONESIA-2.0%
Indonesia Government
International Bond
  7.50%, 1/15/16(b)                                 100          110,000
Republic of Indonesia
  6.75%, 3/10/14(b)                                 260          267,800
  7.25%, 4/20/15(b)                                  59           63,572
  8.50%, 10/12/35(b)                                122          151,433
                                                             ------------
                                                                 592,805

JAMAICA-0.4%
Government of Jamaica
  10.625%, 6/20/17                                   95          113,525

LEBANON-1.1%
Lebanese Republic
  7.875%, 5/20/11(b)                                 75           72,563
  10.125%, 8/06/08(b)                               207          212,175
  11.625%, 5/11/16(b)                                33           37,950
                                                             ------------
                                                                 322,688

MALAYSIA-1.7%
Malaysia
  7.50%, 7/15/11                                    188          204,578
  8.75%, 6/01/09                                    280          301,566
                                                             ------------
                                                                 506,144

MEXICO-13.1%
United Mexican States
  7.50%, 1/14/12                                    225          246,600
  8.125%, 12/30/19                                  823        1,005,706
  11.375%, 9/15/16                                  364          524,160
  Series A
  6.375%, 1/16/13                                    42           44,163
  6.75%, 9/27/34                                    240          259,200
  8.00%, 9/24/22                                  1,073        1,311,742
  9.875%, 2/01/10                                   373          421,490
                                                             ------------
                                                               3,813,061

PANAMA-2.4%
Republic of Panama
  6.70%, 1/26/36                                    299          311,707
  7.125%, 1/29/26                                   173          186,840
  7.25%, 3/15/15                                     19           20,568
  8.875%, 9/30/27                                    39           49,335
  9.375%, 7/23/12-4/01/29                            99          127,232
                                                             ------------
                                                                 695,682

PERU-3.6%
Republic of Peru
  7.35%, 7/21/25                                    117          131,918
  8.375%, 5/03/16                                   284          337,250
  8.75%, 11/21/33                                   443          581,437
  9.875%, 2/06/15                                     3            3,802
                                                             ------------
                                                               1,054,407

PHILIPPINES-7.1%
Republic of Philippines
  7.75%, 1/14/31                                    162          183,870
  8.00%, 1/15/16                                    100          113,750
  8.25%, 1/15/14(c)                                 296          334,110
  8.375%, 2/15/11                                    11           12,045
  8.875%, 3/17/15                                   246          289,419
  9.00%, 2/15/13                                    177          203,993
  9.50%, 10/21/24-2/02/30                           157          208,752
  9.875%, 1/15/19                                   237          309,285
  10.625%, 3/16/25                                  280          399,000
                                                             ------------
                                                               2,054,224



7


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                              PRINCIPAL
                                                 AMOUNT
                                                   (000)    U.S. $ VALUE
-------------------------------------------------------------------------------
RUSSIA-12.1%
Russia Ministry of Finance
  Series V
  3.00%, 5/14/08                                $ 1,555       $1,500,886
  Series VII
  3.00%, 5/14/11                                    160          144,608
Russian Federation
  5.00%, 3/31/30(b)(d)                            1,340        1,516,210
  11.00%, 7/24/18(b)                                240          347,400
                                                             ------------
                                                               3,509,104

SOUTH AFRICA-0.5%
Republic of South Africa
  7.375%, 4/25/12                                   142          152,650

TURKEY-4.8%
Republic of Turkey
  6.875%, 3/17/36                                   427          408,853
  7.00%, 6/05/20                                    450          452,813
  7.375%, 2/05/25                                   256          262,400
  8.00%, 2/14/34                                     30           32,737
  11.00%, 1/14/13                                   195          238,875
                                                             ------------
                                                               1,395,678

UKRAINE-1.8%
Government of Ukraine
  6.875%, 3/04/11(b)                                113          116,107
  7.65%, 6/11/13(b)                                 348          374,587
  11.00%, 3/15/07(b)                                 30           30,166
                                                             ------------
                                                                 520,860

URUGUAY-2.2%
Republic of Uruguay
  7.875%, 1/15/33(e)                                137          152,565
  8.00%, 11/18/22                                   200          227,000
  9.25%, 5/17/17                                    200          244,000
                                                             ------------
                                                                 623,565

VENEZUELA-4.7%
Republic of Venezuela
  5.75%, 2/26/16                                     88           83,160
  6.00%, 12/09/20                                    39           35,901
  7.00%, 12/01/18(b)                                179          184,370
  9.25%, 9/15/27                                    348          446,310
  10.75%, 9/19/13                                   298          370,265
  13.625%, 8/15/18                                  167          255,928
                                                             ------------
                                                               1,375,934

Total Sovereign Debt
  Obligations
  (cost $21,965,802)                                          23,905,772

CORPORATE DEBT
  OBLIGATIONS-12.7%
BRAZIL-0.4%
PF Export Receivables Master
  Trust
  6.436%, 6/01/15(b)                                103          104,941

CAYMAN ISLANDS-0.2%
Vale Overseas Ltd.
  6.875%, 11/21/36                                   47           48,205

CHINA-0.4%
Choada Modern Agriculture
  7.75%, 2/08/10(b)                                 115          115,000

EL SALVADOR-0.3%
MMG Fiduciary (AES El
  Salvador)
  6.75%, 2/01/16(b)                                 100           99,472

HONG KONG-0.3%
Noble Group Ltd.
  6.625%, 3/17/15(b)                                100           90,836

INDONESIA-0.5%
Freeport-McMoran Copper &
  Gold, Inc.
  10.125%, 2/01/10                                  150          157,688

JAMAICA-0.4%
Digicel Ltd.
  9.25%, 9/01/12(b)                                 100          106,750

KAZAKHSTAN-0.7%
Kazkommerts International BV
  8.50%, 4/16/13(b)                                 100          107,375
Tengizchevroil Finance Co.
  6.124%, 11/15/14(b)                               100           99,750
                                                             ------------
                                                                 207,125

MALAYSIA-0.4%
Petronas Capital Ltd.
  7.00%, 5/22/12(b)                                 100          107,630

MEXICO-1.1%
Monterrey Power SA de CV
  9.625%, 11/15/09(b)                                45           49,799
Pemex Project Funding Master
  Trust
  8.00%, 11/15/11                                   250          275,625
                                                             ------------
                                                                 325,424

PERU-0.4%
Southern Copper Corp.
  7.50%, 7/27/35                                    100          108,429

ROMANIA-0.4%
Mobifon Holdings BV
  12.50%, 7/31/10                                   100          110,501

RUSSIA-6.5%
Alfa Bond Issuance PLC
  8.625%, 12/09/15                                  100          101,573
Citigroup (JSC Severstal)
  9.25%, 4/19/14(b)                                  68           73,609
Evraz Group SA
  8.25%, 11/10/15(b)                                100          102,875



8


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                              PRINCIPAL
                                                 AMOUNT
                                                   (000)    U.S. $ VALUE
-------------------------------------------------------------------------------
Gallery Capital SA
  10.125%, 5/15/13(b)                          $    100      $    99,300
Gazprom OAO
  9.625%, 3/01/13(b)                                830          989,368
Gazstream SA
  5.625%, 7/22/13(b)                                133          132,668
Mobile Telesystems Finance
  9.75%, 1/30/08(b)                                 125          129,413
Russian Standard Finance
  7.50%, 10/07/10(b)                                100           96,375
TNK-BP Finance SA
  7.50%, 7/18/16(b)                                 100          106,375
Tyumen Oil Co.
  11.00%, 11/06/07(b)                                55           57,035
                                                             ------------
                                                               1,888,591

UKRAINE-0.7%
Kyivstar
  7.75%, 4/27/12(b)                                 100          104,000
  10.375%, 8/17/09(b)                               100          109,375
                                                             ------------
                                                                 213,375

Total Corporate Debt
  Obligations
  (cost $3,573,435)                                            3,683,967

TOTAL
  INVESTMENTS-95.0%
  (cost $25,539,237)                                          27,589,739
Other assets less
  liabilities-5.0%                                             1,445,039
NET ASSETS-100.0%                                            $29,034,778



CREDIT DEFAULT SWAP CONTRACTS (SEE NOTE D)

                               NOTIONAL                            UNREALIZED
SWAP COUNTERPARTY &             AMOUNT     INTEREST  TERMINATION  APPRECIATION/
REFERENCED OBLIGATION            (000)       RATE       DATE     (DEPRECIATION)
BUY CONTRACTS:
Citigroup Global Markets, Inc.
  (Federal Republic of Hungary
  4.50% 2/06/13)                 $ 75        0.50%      11/26/13        $ (923)
JP Morgan Chase
  (Federal Republic of Hungary
  4.75% 2/03/15)                  330        0.30       10/20/15         1,089
SALE CONTRACTS:
Citigroup Global Markets, Inc.
  (Federal Republic of Brazil
  12.25% 3/06/30)                 609        1.98        4/20/07         5,733
Citigroup Global Markets, Inc.
  (Federal Republic of Brazil
  12.25% 3/06/30)                 600        3.09        8/20/10        53,418
Citigroup Global Markets, Inc.
  (Republic of Colombia
  8.375% 2/15/27)                 250        1.13        1/20/07         1,444
Citigroup Global Markets, Inc.
  (Republic of Philippines
  10.625% 3/16/25)                130        4.95        3/20/09        12,128
Credit Suisse First Boston
  (Federal Republic of Venezuela
  9.25% 9/15/27)                  520        3.17       10/20/15        46,858
Credit Suisse Markets, Inc.
  (Federal Republic of Brazil
  12.25% 3/06/30)                 175        6.90        6/20/07         5,910
Deutsche Bank AG London
  (Federal Republic of Brazil
  12.25% 3/06/30)                 609        1.90        4/20/07         5,485
JPMorgan Chase (OAO Gazprom
  10.50% 10/21/09)                360        1.04       10/20/10         5,222


9


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


REVERSE REPURCHASE AGREEMENTS (SEE NOTE D)

BROKER                         INTEREST RATE     MATURITY         AMOUNT
JP Morgan Chase & Co.               4.50%         1/08/07        $338,410



(a) Floating Rate Security. Stated interest rate was in effect at December 31, 2006.


(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate market value of these securities amounted to $7,044,132 or 24.3% of net assets.

(c) Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $345,391.

(d) Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2006.

(e)  Pay-In-Kind Payments (PIK).

     See Notes to Financial Statements.


10


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ASSETS
  Investments in securities, at value (cost $25,539,237)           $27,589,739
  Unrealized appreciation of swap contracts                            137,287
  Receivable for investment securities sold                          1,188,232
  Interest receivable                                                  647,891
  Receivable for capital stock sold                                     26,450
  Receivable due from custodian                                          1,827
  Total assets                                                      29,591,426
LIABILITIES
  Due to custodian                                                     108,240
  Unrealized depreciation of swap contracts                                923
  Reverse repurchase agreements                                        338,410
  Custodian fee payable                                                 46,204
  Administrative fee payable                                            21,750
  Advisory fee payable                                                  12,394
  Payable for capital stock redeemed                                     1,699
  Distribution fee payable                                               1,224
  Transfer Agent fee payable                                                65
  Accrued expenses                                                      25,739
  Total liabilities                                                    556,648
NET ASSETS                                                         $29,034,778
COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     2,044
  Additional paid-in capital                                        24,313,565
  Undistributed net investment income                                1,494,050
  Accumulated net realized gain on investment transactions           1,038,253
  Net unrealized appreciation of investments                         2,186,866
                                                                   $29,034,778


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                       SHARES          NET ASSET
CLASS              NET ASSETS        OUTSTANDING         VALUE
-----------------------------------------------------------------
A                 $23,278,692         1,637,304         $14.22
B                 $ 5,756,086           406,565         $14.16




See Notes to Financial Statements.


11


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $263)                  $2,036,599
EXPENSES
  Advisory fee                                                         142,102
  Distribution fee--Class B                                             13,909
  Transfer agency--Class A                                               2,220
  Transfer agency--Class B                                                 546
  Custodian                                                            180,907
  Administrative                                                        86,750
  Audit                                                                 37,500
  Printing                                                              15,337
  Legal                                                                  7,268
  Directors' fees                                                        1,400
  Miscellaneous                                                          5,895
  Total expenses before interest expense                               493,834
  Interest expense                                                      19,078
  Total expenses                                                       512,912
  Net investment income                                              1,523,687
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized gain (loss) on:
   Investment transactions                                           1,108,518
   Swap contracts                                                      (57,872)
   Net change in unrealized appreciation/depreciation of:
   Investments                                                         (47,340)
   Swap contracts                                                      138,697
   Net gain on investment transactions                               1,142,003
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $2,665,690




See Notes to Financial Statements.


12


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                  YEAR ENDED          YEAR ENDED
                                                                  DECEMBER 31,        DECEMBER 31,
                                                                      2006                2005
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                                            $1,523,687          $1,601,867
  Net realized gain on investment transactions                      1,050,646           1,358,958
  Net change in unrealized appreciation/depreciation of investments    91,357            (466,055)
  Net increase in net assets from operations                        2,665,690           2,494,770
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
   Class A                                                         (1,319,149)         (1,361,063)
   Class B                                                           (305,782)           (330,495)
  Net realized gain on investment transactions
   Class A                                                         (1,040,768)         (1,031,497)
   Class B                                                           (251,506)           (258,602)
CAPITAL STOCK TRANSACTIONS
  Net increase                                                        831,292           1,030,988
  Total increase                                                      579,777             544,101
NET ASSETS
  Beginning of period                                              28,455,001          27,910,900
  End of period (including undistributed net investment income
    of $1,494,050 and $1,623,631, respectively)                   $29,034,778         $28,455,001


See Notes to Financial Statements.


13


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The AllianceBernstein Global Dollar Government Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek a high level of current income and, secondarily, capital appreciation. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investments transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date or as soon as the portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS
All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS
The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS
It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average

15


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: DISTRIBUTION PLAN
The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                                 PURCHASES            SALES
---------------------------------------------------------------------------------------------
Investment securities (excluding U.S. government securities)    $13,635,129       $14,681,451
U.S. government securities                                               -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Cost                                                               $25,569,611
Gross unrealized appreciation                                       $2,067,127
Gross unrealized depreciation                                          (46,999)
Net unrealized appreciation                                         $2,020,128


1. OPTION TRANSACTIONS
For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.

2. SWAP AGREEMENTS
The Portfolio may enter into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) interim fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.


17


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


At December 31, 2006, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,253,000, with net unrealized appreciation of $136,198 and terms ranging from 1 month to 9 years, as reflected in the portfolio of investments.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. At December 31, 2006, the Portfolio had no Buy Contracts outstanding with the same referenced obligations and same counterparties as Sale Contracts outstanding.

3. REVERSE REPURCHASE AGREEMENTS
Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended December 31, 2006, the average amount of reverse repurchase agreements outstanding was $947,026 and the daily weighted average interest rate was 2.60%.

NOTE E: CAPITAL STOCK
Each class consist of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                                 SHARES                         AMOUNT
                                         ------------------------    ----------------------------
                                         YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                            2006          2005          2006             2005
--------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                392,040       351,062      $5,571,863      $4,999,771
Shares issued in reinvestment
  of dividends and distributions           182,798       177,358       2,359,917       2,392,560
Shares redeemed                           (538,135)     (478,486)     (7,514,108)     (6,879,459)
Net increase                                36,703        49,934      $  417,672      $  512,872

CLASS B
Shares sold                                 51,188       106,971        $719,330      $1,536,498
Shares issued in reinvestment
  of dividends and distributions            43,267        43,799         557,288         589,098
Shares redeemed                            (62,681)     (113,663)       (862,998)     (1,607,480)
Net increase                                31,774        37,107        $413,620      $  518,116


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has


18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk--The Portfolio may use significant borrowings for leverage or may otherwise leverage its assets through, for example, the use of reverse repurchase agreements or dollar rolls. When the Portfolio borrows money or otherwise leverage its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's investments. Reverse repurchase agreements and dollar rolls also involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

NOTE G: JOINT CREDIT FACILITY
A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                2006                   2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                             $1,862,568            $1,800,375
  Net long-term capital gains                  1,054,637             1,181,282
Total taxable distributions                    2,917,205             2,981,657
Total distributions paid                      $2,917,205            $2,981,657

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                    $1,881,061
Undistributed long-term capital gains                               817,979
Unrealized appreciation/(depreciation)                            2,020,129(a)
Total accumulated earnings/(deficit)                             $4,719,169


(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

During the current fiscal year, permanent differences primarily due to a tax treatment of swaps and paydown gains/losses resulted in a net decrease in undistributed net investment income, and a net increase to accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE I: LEGAL PROCEEDINGS
As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

       (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in

19


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

       (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

      (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.


20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.


21


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS
On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.



22


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               CLASS A
                                                  --------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------

                                                      2006         2005         2004(a)      2003         2002
                                                  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period                $14.42       $14.79       $14.53       $11.43       $10.63
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                              .76          .84          .86(c)       .95          .94(c)
Net realized and unrealized gain on
 investment transactions                               .53          .46          .45         2.83          .70
Net increase in net asset value from operations       1.29         1.30         1.31         3.78         1.64
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                  (.83)        (.95)       (1.05)        (.68)        (.84)
Distributions from net realized gain on
 investment transactions                              (.66)        (.72)          -0-          -0-          -0-
Total dividends and distributions                    (1.49)       (1.67)       (1.05)        (.68)        (.84)
Net asset value, end of period                      $14.22       $14.42       $14.79       $14.53       $11.43

TOTAL RETURN
Total investment return based on net asset value(d)  10.01%        9.62%       10.12%       33.41%       16.14%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $23,279      $23,073      $22,932      $26,433      $22,198
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements         1.76%(e)     1.69%        1.76%        1.90%        1.40%
  Expenses, before waivers and reimbursements         1.76%(e)     1.69%        1.93%        1.90%        2.00%
  Expenses, before waivers and reimbursements
    excluding interest expense                        1.69%(e)     1.68%        1.92%        1.88%        2.00%
  Net investment income                               5.41%(e)     5.83%        6.07%(c)     7.20%        8.83%(c)
Portfolio turnover rate                                 50%          91%         188%         150%         142%


See footnote summary on page 24.


23


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period CLASS B

                                                                                CLASS B
                                                  -----------------------------------------------------------------
                                                                                                       JULY 22,
                                                                 YEAR ENDED DECEMBER 31,             2002(f) TO
                                                   -----------------------------------------------    DECEMBER 31,
                                                      2006         2005         2004(a)      2003        2002
                                                  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period                 $14.36       $14.74       $14.51       $11.42       $10.20
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                               .72          .80          .82(c)       .88          .35(c)
Net realized and unrealized gain on
 investment transactions                                .54          .46          .45         2.89          .87
Net increase in net asset value from operations        1.26         1.26         1.27         3.77         1.22
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                   (.80)        (.92)       (1.04)        (.68)          -0-
Distributions from net realized gain on
 investment transactions                               (.66)        (.72)          -0-          -0-          -0-
Total dividends and distributions                     (1.46)       (1.64)       (1.04)        (.68)          -0-
Net asset value, end of period                       $14.16       $14.36       $14.74       $14.51       $11.42

TOTAL RETURN
Total investment return based on net asset value (d)   9.77%        9.35%        9.81%       33.34%        11.96%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)            $5,756       $5,382       $4,979       $3,162         $226
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements          2.01%(e)     1.93%        2.07%        2.14%        1.63%(g)
  Expenses, before waivers and reimbursements          2.01%(e)     1.93%        2.24%        2.14%        1.99%(g)
  Expenses, before waivers and reimbursements
    excluding interest expense                         1.94%(e)     1.93%        2.23%        2.12%        1.99%(g)
  Net investment income                                5.16%(e)     5.60%        5.74%(c)     6.67%        9.12%(c)(g)
Portfolio turnover rate                                  50%          91%         188%         150%         142%




(a) As of January 1, 2004, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to January 1, 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share by $.02 and increase net realized and unrealized gain (loss) on investment transactions per share by $.02 for Class A and B. Consequently, the ratios of net investment income to average net assets were decreased by 0.17% for Class A and B respectively.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived or reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  The ratio includes expenses attributable to costs of proxy solicitation.

(f)  Commencement of distribution.

(g)  Annualized.

24


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Global Dollar Government Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Dollar Government Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 12, 2007

TAX INFORMATION
(unaudited)

The Portfolio for the fiscal year ended December 31, 2006 designates from distributions paid $1,054,637 as capital gain dividends.


25


GLOBAL DOLLAR
GOVERNMENT PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS
WILLIAM H. FOULK, JR.(1), CHAIRMAN
MARC O. MAYER, PRESIDENT AND CHIEF EXECUTIVE
  OFFICER
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
NANCY P. JACKLIN(1)
MARSHALL C. TURNER, JR.(1)
EARL D. WEINER(1)


OFFICERS
PHILIP L. KIRSTEIN, SENIOR VICE PRESIDENT AND
  INDEPENDENT COMPLIANCE OFFICER
PAUL J. DENOON(2), VICE PRESIDENT
FERNANDO GRISALES(2), VICE PRESIDENT
MICHAEL L. MON(2), VICE PRESIDENT
DOUGLAS J. PEEBLES(2), VICE PRESIDENT
MATTHEW S. SHERIDAN(2), VICE PRESIDENT
EMILIE D. WRAPP, SECRETARY
JOSEPH J. MANTINEO, TREASURER AND CHIEF FINANCIAL
  OFFICER
THOMAS R. MANLEY, CONTROLLER


CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR
ALLIANCEBERNSTEIN INVESTMENTS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Global Fixed Income: Emerging Markets Investment Team. Mr. Paul
J. DeNoon, Mr. Fernando Grisales, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


26


GLOBAL DOLLAR
GOVERNMENT PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                      PORTFOLIOS
                                                                                       IN FUND                OTHER
    NAME, ADDRESS*,                                PRINCIPAL                           COMPLEX            DIRECTORSHIP
       AGE AND                                   OCCUPATION(S)                        OVERSEEN BY            HELD BY
   (YEAR ELECTED**)                           DURING PAST 5 YEARS                       DIRECTOR             DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                   Executive Vice President of AllianceBernstein           108          SCB Partners, Inc.
1345 Avenue of the Americas        L.P. (the "Adviser") since 2001 and Executive                           and SCB Inc.
New York, NY 10105                 Managing Director of AllianceBernstein
49                                 Investments, Inc. ("ABI") since 2003; prior
(2005)                             thereto, he was head of AllianceBernstein
                                   Institutional Investments, a unit of the Adviser,
                                   from 2001-2003. Prior thereto, Chief
                                   Executive Officer of Sanford C. Bernstein &
                                   Co., LLC (institutional research and brokerage
                                   arm of Bernstein & Co., LLC) ("SCB&Co.")
                                   and its predecessor since prior to 2002.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ***      Investment Adviser and an Independent                   110                None
CHAIRMAN OF THE BOARD              Consultant. He was formerly Senior Manager
74                                 of Barrett Associates, Inc., a registered
(1990)                             investment adviser, with which he had been
                                   associated since prior to 2002. He was formerly
                                   Deputy Comptroller and Chief Investment
                                   Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

David H. Dievler, #                Independent Consultant. Until December 1994,            109                None
77                                 he was Senior Vice President of
(1990)                             AllianceBernstein Corporation ("AB Corp.")
                                   (formerly, Alliance Capital Management
                                   Corporation) responsible for mutual fund
                                   administration. Prior to joining AB Corp. in
                                   1984, he was Chief Financial Officer of
                                   Eberstadt Asset Management since 1968.
                                   Prior to that, he was a Senior Manager at Price
                                   Waterhouse & Co. Member of American
                                   Institute of Certified Public Accountants since
                                   1953.

John H. Dobkin, #                  Consultant. Formerly, President of Save Venice,         108                None
65                                 Inc. (preservation organization) from 2001-2002,
(1992)                             Senior Advisor from June 1999-June 2000
                                   and President of Historic Hudson Valley (historic
                                   preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of AB Corp.
                                   (formerly, Alliance Capital Management
                                   Corporation).

27


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                                      PORTFOLIOS
                                                                                       IN FUND                OTHER
    NAME, ADDRESS*,                                PRINCIPAL                           COMPLEX            DIRECTORSHIP
       AGE AND                                   OCCUPATION(S)                        OVERSEEN BY            HELD BY
   (YEAR ELECTED**)                           DURING PAST 5 YEARS                       DIRECTOR             DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)
Michael J. Downey, #               Consultant since January 2004. Formerly,               108                 Asia Pacific Fund,
63                                 managing partner of Lexington Capital, LLC                                        Inc. and
(2005)                             (investment advisory firm) from December                                     The Merger Fund
                                   1997 until December 2003. Prior thereto,
                                   Chairman and CEO of Prudential Mutual
                                   Fund Management from 1987 to 1993.

D. James Guzy, #                   Chairman of the Board of PLX Technology                108                 Intel Corporation
70                                 (semi-conductors) and of SRC Computers                                  (semi-conductors) and
(2005)                             Inc., with which he has been associated since                          Cirrus Logic Corporation
                                   prior to 2002. He is also President of the                                 (semi-conductors)
                                   Arbor Company (private family investments).

Nancy P. Jacklin, #                Formerly, U.S. Executive Director of the               108                        None
58                                 International Monetary Fund (December
(2006)                             2002-May 2006); Partner, Clifford Chance
                                   (1992-2002); Senior Counsel, International
                                   Banking and Finance, and Associate General
                                   Counsel, Citicorp (1985-1992); Assistant
                                   General Counsel (International), Federal
                                   Reserve Board of Governors (1982-1985);
                                   and Attorney Advisor, U.S. Department of the
                                   Treasury (1973-1982). Member of the Bar of
                                   the District of Columbia and of New York;
                                   and member of the Council on Foreign
                                   Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture Associates                 108                 The George Lucas
65                                 (venture capital and consulting) since prior to                         Educational Foundation
(2005)                             2002. From 2003 until May 31, 2006, he was                                  and National
                                   CEO of Toppan Photomasks, Inc., Austin,                                    Datacast, Inc.
                                   Texas (semi-conductor manufacturing
                                   services).

Earl D. Weiner, #                  Of Counsel, and Partner from 1976-2006, of             107                      None
67                                 the law firm Sullivan & Cromwell LLP,
(2007)                             specializing in investment management,
                                   corporate and securities law; member of
                                   Task Force on Fund Director's Guidebook,
                                   Federal Regulation of Securities Committee.




* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**   There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

***  Member of the Fair Value Pricing Committee.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


28


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


OFFICER INFORMATION
Certain information concerning Fund's Officers is listed below.

                                          PRINCIPAL
  NAME, ADDRESS*                   POSITION(S) HELD                PRINCIPAL OCCUPATION
     AND AGE                           WITH FUND                    DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief Executive   See biography above.
49                            Officer

Philip L. Kirstein            Senior Vice President           Senior Vice President and Independent
61                            and Independent                 Compliance Officer of the AllianceBernstein
                              Compliance Officer              Funds, with which he has been associated
                                                              since October 2004. Prior thereto, he was Of
                                                              Counsel to Kirkpatrick & Lockhart, LLP from
                                                              October 2003 to October 2004, and General
                                                              Counsel of Merrill Lynch Investment Managers,
                                                              L.P. since prior to 2002 until March 2003.

Paul J. DeNoon                Vice President                  Senior Vice President of the Adviser**, with
44                                                            which he has been associated since prior to 2002.

Fernando Grisales             Vice President                  Assistant Vice President of the Adviser**,
27                                                            with which he has been associated since prior to 2002.

Michael L. Mon                Vice President                  Vice President of the Adviser**, with which he
37                                                            has been associated since prior to 2002.

Douglas J. Peebles            Vice President                  Executive Vice President of the Adviser**, with
41                                                            which he has been associated since prior to 2002.

Matthew S. Sheridan           Vice President                  Vice President of the Adviser**, with which he
31                                                            has been associated since prior to 2002.

Emilie D. Wrapp               Secretary                       Senior Vice President, Assistant General
51                                                            Counsel and Assistant Secretary of ABI**, with
                                                              which she has been associated since prior to 2002.

Joseph J. Mantineo            Treasurer and Chief             Senior Vice President of AllianceBernstein
47                            Financial Officer               Investor Services, Inc. ("ABIS")**, with which
                                                              he has been associated since prior to 2002.

Thomas R. Manley              Controller                      Vice President of the Adviser**, with which he
55                                                            has been associated since prior to 2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


29


GLOBAL DOLLAR
CONTINUANCE DISCLOSURE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

IN THIS DISCLOSURE, THE TERM "FUND" REFERS TO ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC., AND THE TERM "PORTFOLIO" REFERS TO
ALLIANCEBERNSTEIN GLOBAL DOLLAR GOVERNMENT PORTFOLIO.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to two securities indices;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

     9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

    10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

    11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

    12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;


30


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


    13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

    14.    the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER
The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER
The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's

31


GLOBAL DOLLAR
CONTINUANCE DISCLOSURE (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS
The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS
In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 7 to 6 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 14 to 11 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the J.P. Morgan Emerging Markets Bond Plus Index (the "Plus Index") and the J.P. Morgan Emerging Markets Bond Index Global (the "Global Index") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (May 1994 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 2nd quintile in the 1-year period and 1st quintile in all the other periods reviewed. The comparative information showed that the Portfolio outperformed the Plus Index in the YTD and 5-year periods and underperformed the Plus Index in the 1-, 3- and 10-year and since inception periods, and that the Portfolio outperformed the Global Index in the YTD, 1-, 5- and 10-year periods and underperformed the Global Index in the 3-year and since inception periods. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.


32


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ADVISORY FEES AND OTHER EXPENSES
The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for the Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio but that the initial fee rate was higher than that in the schedule applicable to the Portfolio. They further noted that the application of such fee schedule to the relatively low level of assets of the Portfolio would result in a fee rate that would be significantly higher than what the Portfolio's Advisory Agreement provides, but that if the 27 basis point impact of the Portfolio's administrative expense reimbursement provision was taken into account, the application of such fee schedule would result in a significantly lower rate of total compensation to the Adviser than what is paid by the Portfolio. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 50 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 27 basis points, and that as a result the total compensation of 77 basis points received by the Adviser from the Portfolio pursuant to the Advisory Agreement was slightly higher than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was significantly higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio's relatively modest size (less than $30 million as of June 30, 2006) caused the administrative expense reimbursement, which does not vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable.


33


GLOBAL DOLLAR
CONTINUANCE DISCLOSURE (continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


ECONOMIES OF SCALE
The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.

34


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)
The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Variable Product Series Fund (the "Fund") in respect of AllianceBernstein Global Dollar Government Portfolio (the "Portfolio").(2) The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Fund, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the Portfolio as the investment option underlying their insurance contracts.

The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2. Advisory fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.    Possible economies of scale as the Portfolio grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS
The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December
2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                                       ADVISORY FEE
                  NET ASSETS             BASED ON %
                   09/30/06             OF AVERAGE
CATEGORY          (MILLION)          DAILY NET ASSETS            PORTFOLIO
-------------------------------------------------------------------------------
High Income      $28.2      50 bp on 1st $2.5 billion         Global Dollar
                            45 bp on next $2.5 billion    Government Portfolio
                            40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $75,250 (0.27% of the Portfolio's average daily net assets) for such services.


1    It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

2    Future references to the Portfolio do not include "AllianceBernstein."
References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3    Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


35


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Set forth below are the Portfolio's latest fiscal year end total expense ratios:

PORTFOLIO                                TOTAL EXPENSE RATIO     FISCAL YEAR
-------------------------------------------------------------------------------
Global Dollar Government Portfolio(4)    Class A  1.69%          December 31
                                         Class B  1.93%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS
The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of the costs are reimbursed by the Portfolio to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.(5) In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio's advisory fees based on September 30, 2006 net assets.

                                    NET ASSETS  ALLIANCEBERNSTEIN ("AB")  EFFECTIVE    PORTFOLIO
                                     09/30/06   INSTITUTIONAL ("INST.")    AB INST.     ADVISORY
PORTFOLIO                             ($MIL)          FEE SCHEDULE         ADV. FEE       FEE
-------------------------------------------------------------------------------------------------
Global Dollar Government Portfolio    $28.2       Emerging Market Debt      0.606%       0.500%
                                                  Schedule
                                                  65 bp on 1st $20 million
                                                  50 bp on next $20 million
                                                  40 bp on next $20 million
                                                  35 bp on the balance
                                                  MINIMUM ACCOUNT SIZE: $20 M

4    Includes interest expense of 0.01%, relating to the short-term credit facility used by the Portfolio.

5 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Portfolio, which opened in the last year. Discounts that are negotiated vary based upon each client relationship.


36


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The Adviser manages AllianceBernstein Emerging Market Debt Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Emerging Market Debt Fund, Inc.(6)

PORTFOLIO                                ALLIANCEBERNSTEIN MUTUAL FUND             FEE SCHEDULE
-------------------------------------------------------------------------------------------------------
Global Dollar Government Portfolio(7)   Emerging Market Debt Fund, Inc.     0.50% on first $2.5 billion
                                                                            0.40% on next $2.5 billion
                                                                            0.35% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Emerging Market Debt, a Luxembourg fund, which has a somewhat similar investment style as the Portfolio.

PORTFOLIO                             FEE(8)
--------------------------------------------
Emerging Market Debt
  Class A                              1.10%
  Class I (Institutional)              0.55%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

PORTFOLIO                              ACITM MUTUAL FUND             FEE
-------------------------------------------------------------------------------
Global Dollar Government Portfolio     Emerging Market Bond Fund
                                       FC / FD(9)                    0.75%
                                       P-H(9)                        0.10%(10)

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed advisory fee relative to the median of the Portfolio's Lipper Expense Group ("EG") at the approximate current asset level of the Portfolio.(11)


6    The advisory fee schedule of AllianceBernstein Emerging Market Debt Fund,
Inc. was also affected by the settlement between the Adviser and the NYAG. As a result, the fund's advisory fee schedule is identical to that of the Portfolio.

7    The fund is a clone of the Portfolio.

8    Class A shares of the funds are charged an "all-in" fee, which covers investment advisory services and distribution related services.

9    This ACITM fund is privately placed or institutional.

10   In addition to the 0.10%, the Adviser charges the institutional account
0.485% for the first Y3 billion, 0.215% thereafter. The current Japanese yen - U.S. dollar currency exchange rate is Y118.15 per $1. At that currency exchange rate, Y3 billion would be equivalent to approximately $25.4 million.

11   The contractual management fee is calculated by Lipper using the
Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

12   Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.


37


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.12 An EG will typically consist of seven to twenty funds.

                                         CONTRACTUAL        LIPPER
                                          MANAGEMENT    EXPENSE GROUP
PORTFOLIO                                   FEE(13)         MEDIAN      RANK
-------------------------------------------------------------------------------
Global Dollar Government Portfolio           0.500           0.759       1/8

Lipper also compared the Portfolio's most recently completed fiscal year total expense ratio to the medians of the Portfolio's EG and Lipper Expense Universe ("EU"). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective as the subject Portfolio.(14)

                                              EXPENSE       LIPPER                    LIPPER
                                               RATIO     EXPENSE GROUP          EXPENSE UNIVERSE
PORTFOLIO                                     (%)(15)      MEDIAN (%)     RANK        MEDIAN (%)      RANK
-----------------------------------------------------------------------------------------------------------
Global Dollar Government Portfolio(16)         1.682         0.985         8/8         0.970         14/14

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.
The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolio's principal underwriter. The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the '40 Act. During the fiscal year ended December 31, 2005, ABI received $13,316 in Rule 12b-1 fees from the Portfolio.


13   The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

14   Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15   Most recently completed fiscal year Class A share total expense ratio.

16   Note that the Portfolio is classified by Lipper as a Global Income fund, which Lipper considers as a fund that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. The Portfolio has an investment style that meets Lipper's criteria for Global Income funds, but also focuses on emerging market debt securities. Emerging market debt funds, on average, have relatively higher expenses ratios, including custodian expense ratios, than general global income funds.


38


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The Adviser may compensate ABI for payments made by ABI for distribution related services. ABI may in turn compensate brokers for their distribution assistance. ABI will pay for printing and distributing prospectuses or reports and advertising in connection with the offering of Class B shares to the public as well as fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. During the fiscal year ended December 31, 2005, the Adviser determined that it paid $141,347 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,(17) ABI paid approximately $125,000 in 2005 and expects to pay approximately $150,000 in 2006 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS").(18) ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(19)

V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO
With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.


17   Includes other Portfolios (Equity and Blend) of the Fund that are not discussed in this evaluation.

18   It should be noted that the insurance companies to which the variable products are linked to provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

19   The Fund (which includes the Portfolio and other Portfolios of the Fund)
paid ABIS a flat fee of $18,000 in 2005.


39


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio(20) relative to the Portfolio's Lipper Performance Group ("PG")(21) and Lipper Performance Universe ("PU") for the periods ended June 30, 2006.(22)

GLOBAL DOLLAR GOVERNMENT PORTFOLIO(23)     PORTFOLIO RETURN     PG MEDIAN     PU MEDIAN     PG RANK     PU RANK
----------------------------------------------------------------------------------------------------------------
1 year                                            4.63             0.96          0.68          2/7        3/14
3 year                                            9.44             4.97          3.84          1/7        2/14
5 year                                           13.82             9.72          8.23          1/7        1/14
10 year                                          11.67             6.06          6.02          1/6        1/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold) versus its benchmark(24)

                                                           PERIODS ENDING JUNE 30, 2006
                                                               ANNUALIZED PERFORMANCE
---------------------------------------------------------------------------------------------------------------

PORTFOLIO                                 1 YEAR           3 YEAR        5 YEAR      10 YEAR   SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------
GLOBAL DOLLAR GOVERNMENT PORTFOLIO         4.63             9.44         13.82        11.67          11.88
J.P. Morgan EMBI Global Index              4.62             9.58         10.84        11.39          12.44
J.P. Morgan EMBI Plus Index                5.25            10.21         11.42        11.92          13.06

CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006


20   The performance returns and rankings are for the Class A shares of the
Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

21   The Portfolio's PG is not identical to the Portfolio's EG. Performance information was unavailable in Lipper's database for one of the Portfolio's peers. The Portfolio's PU is identical to the Portfolio's EU.

22   Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

23   As previously disclosed, the Portfolio, which invests a substantial portion of its assets in emerging market debt securities, is classified by Lipper as a general Global Income fund. Global Income funds have a much broader investment mandate and risk profile than funds that invest primarily in emerging market debt securities, which may significantly impact performance.

24   The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.


40

(This page left intentionally blank)





-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2006


> ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




HIGH YIELD PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 7, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein High Yield Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's objective is to earn the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quality as determined by the Adviser. As a secondary objective, the Portfolio seeks capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in high-yield, below-investment-grade, fixed-income securities, known as "junk bonds." The Portfolio is managed to maximize total return by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Portfolio may invest up to 25% of its net assets in U.S. Dollar-denominated and up to 20% of its net assets in non-U.S. Dollar-denominated foreign fixed-income securities. The Portfolio may buy and sell foreign currencies or enter into foreign currency exchange contracts principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities. The Portfolio may invest in mortgage-related and other asset-backed securities, forward commitment and when-issued securities, U.S. Government securities, municipal securities, standby-commitments, and may use other investment techniques.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) High Yield Index (2% Constrained), for the one- and five-year periods ended December 31, 2006 and since inception of the Portfolio's Class A shares and Class B shares on October 27, 1997 and July 22, 2002, respectively.

The Portfolio underperformed the benchmark for the annual period ended December 31, 2006. The Portfolio's security selection was the primary detractor from performance while its industry allocation was a modest detractor.

Security selection within the paper/packaging, financial, wireless, health care and lodging/leisure industries detracted from performance relative to the benchmark for the year. Additionally, the Portfolio's underweighting of the outperforming CCC quality tier and its slightly-larger-than-usual cash position also detracted. The Portfolio's underweight in automotive parts also detracted from performance as that industry outperformed. Security selection within the chemicals and gaming industry contributed positively to performance.

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. fixed-income returns were generally weak in the first half of the year buffeted by higher interest rates and continued U.S. Federal Reserve (the "Fed") rate increases. After a relatively strong start to the year, the high yield market turned negative in the spring as the Fed indicated further tightening due to inflation risks. The second half of the year, however, saw a broad-based rally in both the fixed-income and equity markets as the economy signaled slower growth and the Fed ended its interest rate hike cycle. The policy shift by the Fed led to a reduction in market volatility, an increased appetite for risk by investors, and a significant rebound in all asset classes, particularly equities and high yield.

The high-yield market posted a strong return of 10.76%, significantly outperforming investment-grade sectors. For the year, high yield was supported by a low default risk environment, improving credit conditions, low volatility and the end of monetary tightening. By quality tier, lower-rated debt outperformed higher-quality debt with CCC-rated debt at 17.93%, B-rated debt at 10.22% and BB-rated at 8.09%. On an industry level, top performers included finance companies which returned 25.05%, automotive which returned 20.46%, tobacco which returned 15.18%, diversified manufacturing which returned 15.03% and airlines which returned 14.94%. Automotives benefited primarily from General Motors' (GM) and Ford's sharp gains during the first three quarters of the year due to strong earnings, cost cutting measures and restructuring. Underperforming industries for the year included railroads which returned 4.97%, healthcare which returned 5.31%, lodging which returned 6.19% and gaming which returned 6.59%. Spreads in high yield continued to compress during the year, tightening an additional 59 basis points to end the year at 277 basis points over U.S. Treasuries.

During the annual reporting period, the Portfolio's Global Credit Investment Team (the "Team") maintained a defensive posture given what it perceived as insufficient compensation for assuming risk and a lack of specific credit opportunities. The Team's quantitative analysis indicated that the reward for assuming incremental risk is


1


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

greatly diminished in times of a flat or inverted yield curve. At the same time, strong corporate profits and a low default rate have allowed high yield spreads to remain well below their long-term average even as market and leveraged buy out risks increased. In this environment, the Team modestly underweighted more volatile credits and provided thorough diversification to minimize risk. The Portfolio also remained focused on avoiding problem credits.


2


HIGH YIELD PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR 800.984.7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE PORTFOLIO'S QUOTED PERFORMANCE WOULD BE LOWER. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED LEHMAN BROTHERS (LB) HIGH YIELD INDEX (2% CONSTRAINED) DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The LB High Yield Index (2% Constrained) measures the high yield debt market at 2% constrained. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A WORD ABOUT RISK

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio primarily invests in high yield bonds (i.e., junk bonds) which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade bonds presents special risks, including credit and liquidity risk. Investments in the Portfolio are not guaranteed because of the fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


3


HIGH YIELD PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                     RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                     -----------------------------------------
PERIODS ENDED DECEMBER 31, 2006                       1 YEAR     5 YEARS     SINCE INCEPTION*
---------------------------------------------------------------------------------------------
AllianceBernstein High Yield Portfolio Class A         9.05%       7.31%          3.31%
AllianceBernstein High Yield Portfolio Class B         8.76%        n/a          10.22%
Lehman Brothers High Yield Index (2% Constrained)     10.76%      10.20%          6.07%

* Since inception of the Portfolio's Class A shares on 10/27/97 and Class B shares on 7/22/02. The since inception benchmark returns are from the closest month-end to the Portfolio's Class A shares inception date, which is 10/31/97.


ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
10/27/97* - 12/31/06


ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO CLASS A: $13,479
LEHMAN BROTHERS HIGH YIELD INDEX (2% CONSTRAINED): $17,164

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

                           AllianceBernstein            Lehman Brothers
                               High Yield               High Yield Index
                           Portfolio Class A            (2% Constrained)
-------------------------------------------------------------------------------
       10/27/97*                $ 10,000                    $ 10,000
       12/31/97                 $ 10,330                    $ 10,192
       12/31/98                 $  9,949                    $ 10,383
       12/31/99                 $  9,692                    $ 10,631
       12/31/00                 $  9,193                    $ 10,015
       12/31/01                 $  9,472                    $ 10,562
       12/31/02                 $  9,185                    $ 10,537
       12/31/03                 $ 11,247                    $ 13,569
       12/31/04                 $ 12,144                    $ 15,081
       12/31/05                 $ 12,360                    $ 15,497
       12/31/06                 $ 13,479                    $ 17,164

* Since inception of the Portfolio's Class A shares on 10/27/97. The growth of $10,000 for the Lehman Brothers High Yield Index (2% Constrained) is from 10/31/97, the month end closest to the Portfolio's inception date.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Yield Portfolio Class A shares (from 10/27/97* to 12/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


4


HIGH YIELD PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     BEGINNING              ENDING
                                   ACCOUNT VALUE        ACCOUNT VALUE       EXPENSES PAID        ANNUALIZED
HIGH YIELD PORTFOLIO               JULY 1, 2006       DECEMBER 31, 2006     DURING PERIOD*     EXPENSE RATIO*
-----------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                 $1,000             $1,077.14              $6.44              1.23%
Hypothetical (5% return before
  expenses)                            $1,000             $1,019.00              $6.26              1.23%

CLASS B
Actual                                 $1,000             $1,075.80              $7.74              1.48%
Hypothetical (5% return before
  expenses)                            $1,000             $1,017.74              $7.53              1.48%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


5


HIGH YIELD PORTFOLIO
SECURITY TYPE BREAKDOWN
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
SECURITY TYPE                                    U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Corporate Debt Obligations                      $  40,797,345          95.9%
Preferred Stock                                       144,615           0.4
Warrant                                                     1           0.0
                                                -------------         ------
Total Investments*                                 40,941,961          96.3
Cash and receivables, net of liabilities            1,581,902           3.7
                                                -------------         ------
Net Assets                                      $  42,523,863         100.0%


*  Excludes short-term investments.


6


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-95.9%
NON-INVESTMENT GRADE-93.1%
FINANCIAL INSTITUTIONS-1.8%
BROKERAGE-1.3%
E*Trade Financial Corp.
  7.375%, 9/15/13                                     $    95     $      98,800
  7.875%, 12/01/15                                        324           345,870
  8.00%, 6/15/11                                           90            94,050
                                                                  -------------
                                                                        538,720
HEALTH CARE-0.2%
Vanguard Health Holdings Co.
  11.25%, 10/01/15 (a)                                    145           111,650

INSURANCE-0.3%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13                                        105           113,663
                                                                  -------------
                                                                        764,033
INDUSTRIAL-75.0%
BASIC INDUSTRY-8.4%
AK Steel Corp.
  7.875%, 2/15/09                                         190           190,000
Arch Western Finance LLC
  6.75%, 7/01/13                                           90            89,325
Bassell AFSCA
  8.375%, 8/15/15 (b)                                     185           190,088
Citigroup (JSC Severstal)
  9.25%, 4/19/14 (b)                                      234           253,303
Equistar Chemical LP
  10.125%, 9/01/08                                        185           196,563
  10.625%, 5/01/11                                        130           138,450
Evraz Group, SA
  8.25%, 11/10/15 (b)                                     223           229,411
Georgia Pacific Corp.
  7.00%, 1/15/15 (b)                                       85            84,788
  7.125%, 1/15/17 (b)                                      95            94,763
Hexion US Finance Corp.
  9.75%, 11/15/14 (b)                                      60            60,825
  9.87%, 11/15/14 (b)                                      60            60,075
Huntsman International LLC
  7.875%, 11/15/14 (b)                                    105           105,788
Huntsman LLC
  11.50%, 7/15/12                                         143           161,233
Ineos Group Holdings PLC
  8.50%, 2/15/16 (b)                                      179           170,945
International Steel Group, Inc.
  6.50%, 4/15/14                                          309           317,497
Lyondell Chemical Co.
  8.00%, 9/15/14                                           80            83,000
  8.25%, 9/15/16                                           55            57,750
Momentive Performance Materials, Inc.
  10.125%, 12/01/14 (b)                                    60            60,300
New Market Corp.
  7.125%, 12/15/16 (b)                                    105           105,000
Newpage Corp.
  10.00%, 5/01/12                                         125           131,875
Peabody Energy Corp.
  Series B
  6.875%, 3/15/13                                         330           338,249
Quality Distribution LLC
  9.00%, 11/15/10                                         245           238,875
Rhodia, SA
  8.875%, 6/01/11                                         187           197,285
                                                                  -------------
                                                                      3,555,388
CAPITAL GOODS-6.7%
Allied Waste North America, Inc.
  6.375%, 4/15/11                                         174           171,825
  Series B
  7.125%, 5/15/16                                         275           272,250
  7.375%, 4/15/14                                          90            89,550
Associated Materials, Inc.
  11.25%, 3/01/14 (a)                                     235           158,625
Berry Plastics Holding Corp.
  8.875%, 9/15/14 (b)                                     145           147,175
Bombardier, Inc.
  8.00%, 11/15/14 (b)                                     225           231,593
Case New Holland, Inc.
  9.25%, 8/01/11                                          175           185,281
Covalence Specialty Materials Corp.
  10.25%, 3/01/16 (b)                                      65            59,475
Crown Americas LLC
  7.625%, 11/15/13                                        185           190,550
Goodman Global Holdings, Inc.
  7.875%, 12/15/12                                        135           132,638
Invensys PLC
  9.875%, 3/15/11 (b)                                      33            35,393
L-3 Communications Corp.
  5.875%, 1/15/15                                         195           188,175
Owens-Brockway Glass Container, Inc.
  8.875%, 2/15/09                                         176           179,960
Russell-Stanley Holdings, Inc.
  9.00%, 11/30/08 (d)(e)(f)                                91             4,567
Sequa Corp.
  9.00%, 8/01/09                                           70            74,900
Trinity Industries, Inc.
  6.50%, 3/15/14                                          230           225,975
United Rentals North America, Inc.
  6.50%, 2/15/12                                          197           194,538
  7.00%, 2/15/14                                           40            39,250
  7.75%, 11/15/13                                         270           271,013
                                                                  -------------
                                                                      2,852,733


7


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
COMMUNICATIONS - MEDIA-11.1%
Allbritton Communications Co.
  7.75%, 12/15/12                                     $   165     $     166,650
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12                                          220           216,150
CCH I Holdings LLC
  11.75%, 5/15/14                                         680           613,699
CSC Holdings, Inc.
  6.75%, 4/15/12 (b)                                      190           185,250
Dex Media East LLC
  12.125%, 11/15/12                                        91           100,214
Dex Media West LLC
  Series B
  8.50%, 8/15/10                                           60            62,325
DIRECTV Holdings LLC
  6.375%, 6/15/15                                         326           312,552
Echostar DBS Corp.
  6.375%, 10/01/11                                        114           113,288
  7.125%, 2/01/16                                          85            85,000
Insight Communications Co., Inc.
  12.25%, 2/15/11                                         231           241,973
Insight Midwest LP
  9.75%, 10/01/09                                          81            82,316
Intelsat Bermuda Ltd.
  11.25%, 6/15/16 (b)                                     319           350,102
Intelsat Subsidiary Holding Co., Ltd.
  8.625%, 1/15/15                                         135           140,400
  10.484%, 1/15/12 (c)                                     65            65,569
Lamar Media Corp.
  6.625%, 8/15/15                                          55            54,519
Liberty Media LLC
  5.70%, 5/15/13                                           75            70,660
  7.875%, 7/15/09                                          58            60,484
  8.25%, 2/01/30                                           75            73,517
Quebecor Media, Inc.
  7.75%, 3/15/16                                          305           311,480
Rainbow National Services LLC
  8.75%, 9/01/12 (b)                                      105           110,381
  10.375%, 9/01/14 (b)                                    100           111,125
RH Donnelley Corp.
  Series A-1
  6.875%, 1/15/13                                          65            62,319
  Series A-2
  6.875%, 1/15/13                                         128           122,720
Rogers Cable, Inc.
  6.75%, 3/15/15                                          205           211,219
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13                                          95            93,456
Univision Communications, Inc.
  7.85%, 7/15/11                                          145           146,087
WDAC Subsidiary Corp.
  8.375%, 12/01/14 (b)                                    145           149,169
WMG Holding Corp.
  9.50%, 12/15/14 (a)                                     378           302,399
XM Satellite Radio, Inc.
  9.75%, 5/01/14                                          120           120,000
                                                                  -------------
                                                                      4,735,023
COMMUNICATIONS - TELECOMMUNICATIONS-10.6%
American Tower Corp.
  7.125%, 10/15/12                                        311           319,552
Citizens Communications Co.
  6.25%, 1/15/13                                          220           215,875
Digicel Ltd.
  9.25%, 9/01/12 (b)                                      161           171,868
Dobson Cellular Systems, Inc.
  8.375%, 11/01/11 (b)                                     76            80,085
Dobson Communications Corp.
  8.875%, 10/01/13                                         90            91,688
Idearc, Inc.
  8.00%, 11/15/16 (b)                                     185           187,775
Inmarsat Finance PLC
  10.375%, 11/15/12 (a)                                   205           188,856
  7.625%, 6/30/12                                         145           149,713
Intelsat Corp.
  9.00%, 8/15/14                                          143           151,044
KYIVSTAR
  10.375%, 8/17/09 (b)                                    290           317,187
Level 3 Communications, Inc.
  11.50%, 3/01/10                                          65            68,900
Level 3 Financing, Inc.
  12.25%, 3/15/13                                         453           513,022
Mobile Telesystems Finance, SA
  8.00%, 1/28/12 (b)                                      286           299,584
Qwest Capital Funding, Inc.
  7.25%, 2/15/11                                          445           454,455
Qwest Corp.
  6.875%, 9/15/33                                         240           229,200
  8.875%, 3/15/12                                         165           183,769
Rogers Wireless, Inc.
  7.25%, 12/15/12                                         155           164,300
  7.50%, 3/15/15                                          270           292,949
Rural Cellular Corp.
  9.75%, 1/15/10                                          135           138,713
Time Warner Telecom Holdings, Inc.
  9.25%, 2/15/14                                          105           112,219
Windstream Corp.
  8.125%, 8/01/13 (b)                                      98           106,085
  8.625%, 8/01/16 (b)                                      77            84,315
                                                                  -------------
                                                                      4,521,154
CONSUMER CYCLICAL - AUTOMOTIVE-5.9%
Affinia Group, Inc.
  9.00%, 11/30/14                                          85            83,300
Ford Motor Co.
  7.45%, 7/16/31                                          304           238,640


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
Ford Motor Credit Co.
  4.95%, 1/15/08                                      $   165     $     162,213
  7.00%, 10/01/13                                         284           271,215
  8.11%, 1/13/12 (c)                                      340           336,911
General Motors Corp.
  8.25%, 7/15/23                                          170           158,100
  8.375%, 7/15/33                                         355           328,374
GMAC Corp.
  6.875%, 9/15/11                                         421           431,818
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13                                         158           156,420
Lear Corp.
  8.50%, 12/01/13 (b)                                      45            43,650
  8.75%, 12/01/16 (b)                                      60            57,975
Tenneco, Inc.
  8.625%, 11/15/14                                         65            66,300
TRW Automotive, Inc.
  9.375%, 2/15/13                                          93            99,743
  11.00%, 2/15/13                                          67            73,449
                                                                  -------------
                                                                      2,508,108
CONSUMER CYCLICAL - OTHER-9.3%
Broder Brothers Co.
  Series B
  11.25%, 10/15/10                                         77            74,690
Caesars Entertainment
  7.875%, 3/15/10                                          90            93,825
  9.375%, 2/15/07                                         120           120,300
Greektown Holdings LLC
  10.75%, 12/01/13 (b)                                     90            94,050
Harrahs Operating Co., Inc.
  5.625%, 6/01/15                                         375           321,617
Host Hotels & Resorts LP
  6.875%, 11/01/14 (b)                                     45            45,563
Host Marriott LP
  Series Q
  6.75%, 6/01/16                                          315           315,393
KB Home
  7.75%, 2/01/10                                          150           152,625
Levi Strauss & Co.
  8.875%, 4/01/16                                         113           118,085
  10.11%, 4/01/12 (c)                                      20            20,525
MGM Mirage
  6.625%, 7/15/15                                         237           225,743
  7.625%, 1/15/17                                          55            55,138
  8.375%, 2/01/11                                         280           290,499
Mohegan Tribal Gaming Authority
  7.125%, 8/15/14                                         155           157,131
NCL Corp.
  10.625%, 7/15/14                                        125           125,000
Penn National Gaming, Inc.
  6.875%, 12/01/11                                        175           176,313
Riviera Holdings Corp.
  11.00%, 6/15/10                                         210           222,600
Royal Caribbean Cruises, Ltd.
  8.75%, 2/02/11                                          140           153,013
Seneca Gaming Corp.
  7.25%, 5/01/12                                          155           157,713
Six Flags, Inc.
  9.625%, 6/01/14                                         155           143,763
Station Casinos, Inc.
  6.625%, 3/15/18                                          45            38,588
Turning Stone Casino Resort Enterprises
  9.125%, 12/15/10 (b)                                    140           143,500
Universal City Development Partners
  11.75%, 4/01/10                                         170           182,113
Universal City Florida Holding Co.
  8.375%, 5/01/10                                          60            61,500
Williams Lyon Homes, Inc.
  10.75%, 4/01/13                                         112           106,680
Wynn Las Vegas LLC
  6.625%, 12/01/14                                        345           342,843
                                                                  -------------
                                                                      3,938,810
CONSUMER CYCLICAL - RETAILERS-2.4%
Burlington Coat Factory Warehouse Corp.
  11.125%, 4/15/14 (b)                                     65            63,375
Couche-Tard US LP
  7.50%, 12/15/13                                         169           172,803
GSC Holdings Corp.
  8.00%, 10/01/12                                         280           292,599
Rite Aid Corp.
  6.875%, 8/15/13                                         125           110,938
  9.25%, 6/01/13                                          110           110,550
The Bon-Ton Stores, Inc.
  10.25%, 3/15/14                                         125           127,813
United Auto Group, Inc.
  9.625%, 3/15/12                                         115           120,894
                                                                  -------------
                                                                        998,972
CONSUMER NON-CYCLICAL-8.5%
Concentra Operating Corp.
  9.125%, 6/01/12                                          50            52,500
  9.50%, 8/15/10                                           95            99,750
Coventry Health Care, Inc.
  5.875%, 1/15/12                                          90            88,861
DaVita, Inc.
  7.25%, 3/15/15                                          175           178,500
Dean Foods Co.
  7.00%, 6/01/16                                          180           181,800
Del Monte Corp.
  8.625%, 12/15/12                                         70            73,850
Dole Food Co., Inc.
  8.625%, 5/01/09                                          60            59,625
  8.875%, 3/15/11                                          38            37,430


9


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
Elan Finance PLC
  7.75%, 11/15/11                                     $   315     $     307,518
Hanger Orthopedic Group, Inc.
  10.25%, 6/01/14                                          90            92,925
HCA, Inc.
  6.375%, 1/15/15                                         255           216,113
  6.50%, 2/15/16                                          155           130,588
  6.75%, 7/15/13                                          180           161,550
  9.625%, 11/15/16 (b)                                    265           284,874
Healthsouth Corp.
  10.75%, 6/15/16 (b)                                     125           134,531
Iasis Healthcare LLC
  8.75%, 6/15/14                                          145           146,813
Reynolds American, Inc.
  7.25%, 6/01/12-6/01/13                                  415           432,172
  7.625%, 6/01/16                                         185           196,014
Select Medical Corp.
  7.625%, 2/01/15                                         142           117,860
Stater Brothers Holdings, Inc.
  8.125%, 6/15/12                                          65            65,975
Tenet Healthcare Corp.
  7.375%, 2/01/13                                         140           128,625
  9.875%, 7/01/14                                          80            81,400
Universal Hospital Services, Inc.
  10.125%, 11/01/11                                       155           165,463
Ventas Realty LP
  6.750%, 4/01/17                                          84            86,730
Visant Corp.
  7.625%, 10/01/12                                        105           106,313
                                                                  -------------
                                                                      3,627,780
ENERGY-3.1%
Chesapeake Energy Corp.
  7.50%, 9/15/13                                          200           208,250
  7.75%, 1/15/15                                          260           270,725
Complete Production Services, Inc.
  8.00%, 12/15/16 (b)                                      75            76,875
Grant Prideco, Inc.
  Series B
  6.125%, 8/15/15                                          40            39,000
HilCorp Energy
  10.50%, 9/01/10 (b)                                     135           144,450
OPTI Canada, Inc.
  8.25%, 12/15/14 (b)                                      38            39,045
PetroHawk Energy Corp.
  9.125%, 7/15/13                                         107           112,350
Pride International, Inc.
  7.375%, 7/15/14                                         160           165,200
Range Resources Corp.
  7.50%, 5/15/16                                          110           112,750
Tesero Corp.
  6.250%, 11/01/12                                        170           169,150
                                                                  -------------
                                                                      1,337,795
OTHER INDUSTRIAL-1.5%
Amsted Industries, Inc.
  10.25%, 10/15/11 (b)                                    130           139,100
FastenTech, Inc.
  11.50%, 5/01/11                                          85            89,463
Mueller Group, Inc.
  10.00%, 5/01/12                                          89            96,788
RBS Global, Inc. & Rexnord Corp.
  9.500%, 8/01/14 (b)                                     140           145,600
  11.75%, 8/01/16 (b)                                      60            62,700
Sensus Metering Systems, Inc.
  8.625%, 12/15/13                                        125           125,000
                                                                  -------------
                                                                        658,651
SERVICES-1.6%
Avis Budget Car Rental LLC
  7.75%, 5/15/16 (b)                                      160           154,400
Hertz Corp.
  8.875%, 1/01/14 (b)                                     105           109,988
  10.50%, 1/01/16 (b)                                     115           126,500
Horizon Lines LLC
  9.00%, 11/01/12                                          88            92,400
Service Corp. International
  6.50%, 3/15/08                                          163           163,815
West Corp.
  9.50%, 10/15/14 (b)                                      40            40,000
                                                                  -------------
                                                                        687,103
TECHNOLOGY-5.0%
Amkor Technologies, Inc.
  9.25%, 6/01/16                                           95            93,100
Avago Technologies Finance
  10.125%, 12/01/13 (b)                                   110           117,425
CA, Inc.
  4.75%, 12/01/09 (b)                                     110           106,995
Flextronics International Ltd.
  6.50%, 5/15/13                                          175           172,813
Freescale Semiconductor, Inc.
  9.125%, 12/15/14 (b)                                    310           308,062
  10.125%, 12/15/16 (b)                                    80            80,100
Iron Mountain, Inc.
  6.625%, 1/01/16                                         170           163,200
Nortel Networks Corp.
  6.875%, 9/01/23                                         155           130,200
Nortel Networks Ltd.
  10.125%, 7/15/13 (b)                                    125           135,000
NXP BV/ NXP Funding LLC
  8.118%, 10/15/13 (b)(c)                                  90            91,350
  9.50%, 10/15/15 (b)                                      40            41,000
Seagate Technology HDD Holdings
  6.375%, 10/01/11                                        239           239,000
  6.80%, 10/01/16                                         119           119,595
Sungard Data Systems, Inc.
  9.125%, 8/15/13                                         310           325,499
                                                                  -------------
                                                                      2,123,339


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
TRANSPORTATION - AIRLINES-0.9%
AMR Corp.
  9.00%, 8/01/12                                      $   206     $     217,073
Continental Airlines, Inc.
  8.75%, 12/01/11                                         145           146,088
                                                                  -------------
                                                                        363,161
                                                                  -------------
                                                                     31,908,017
UTILITY-11.2%
ELECTRIC-7.4%
Allegheny Energy Supply
  7.80%, 3/15/11                                          140           150,150
  8.25%, 4/15/12 (b)                                      250           274,374
Aquila, Inc.
  14.875%, 7/01/12 (g)                                    135           176,175
CMS Energy Corp.
  8.50%, 4/15/11                                          105           114,188
Dynegy-Roseton Danskamme
  Series B
  7.67%, 11/08/16                                         195           202,069
Edison Mission Energy
  7.50%, 6/15/13                                          250           261,250
  7.75%, 6/15/16                                           80            84,800
NRG Energy, Inc.
  7.25%, 2/01/14                                           45            45,338
  7.375%, 2/01/16                                         230           231,150
Reliant Energy, Inc.
  6.75%, 12/15/14                                          50            48,875
  9.50%, 7/15/13                                          240           257,400
Sierra Pacific Power Co.
  Series M
  6.00%, 5/15/16                                           85            85,185
Sierra Pacific Resources
  8.625%, 3/15/14                                         130           139,576
TECO Energy, Inc.
  7.00%, 5/01/12                                          180           189,450
The AES Corp.
  7.75%, 3/01/14                                          300           316,499
  8.75%, 5/15/13 (b)                                       55            58,919
  9.00%, 5/15/15 (b)                                       60            64,500
TXU Corp.
  Series P
  5.55%, 11/15/14                                         235           223,095
  Series Q
  6.50%, 11/15/24                                         234           220,449
                                                                  -------------
                                                                      3,143,442
NATURAL GAS-3.8%
El Paso Corp.
  7.375%, 12/15/12                                        145           152,613
El Paso Production Holding Co.
  7.75%, 6/01/13                                          210           219,713
Northwest Pipeline Corp.
  8.125%, 3/01/10                                         105           109,331
Regency Energy Partners LP
  8.375%, 12/15/13 (b)                                    165           165,413
Southern Natural Gas Co.
  8.875%, 3/15/10                                         130           136,382
Tennessee Gas Pipeline Co.
  7.00%, 10/15/28                                         155           163,661
Williams Cos., Inc.
  7.625%, 7/15/19                                         362           387,339
  7.875%, 9/01/21                                         255           273,488
                                                                  -------------
                                                                      1,607,940
                                                                  -------------
                                                                      4,751,382
NON-CORPORATE SECTORS-5.1%
DERIVATIVES - RACERS-5.1%
Racers
  5.311%, 5/01/07 (b)(c)                                2,100         2,184,551

Total Non-Investment Grade
  (cost $39,089,851)                                                 39,607,983

INVESTMENT GRADE-2.8%
INDUSTRIAL-2.8%
BASIC INDUSTRY-0.5%
Ispat Inland ULC
  9.75%, 4/01/14                                          172           192,210

COMMUNICATIONS - TELECOMMUNICATIONS-1.3%
MobiFon Holdings BV
  12.50%, 7/31/10                                         505           558,032

CONSUMER CYCLICAL - OTHER-0.2%
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12                                         100           105,612

ENERGY-0.5%
Kerr-McGee Corp.
  6.875%, 9/15/11                                         190           200,745

TECHNOLOGY-0.3%
Xerox Corp.
  6.40%, 3/15/16                                          130           132,763

Total Investment Grade
  (cost $1,110,816)                                                   1,189,362

Total Corporate Debt Obligations
  (cost $40,200,667)                                                 40,797,345

PREFERRED STOCK-0.4%
FINANCIAL INSTITUTIONS-0.4%
REAL ESTATE INVESTMENT TRUSTS-0.4%
Sovereign REIT
  Series A
  12.00%, 5/16/20 (b)
  (cost $87,659)                                           93           144,615


11


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
WARRANT-0.0%
Pliant Corp.
  Warrants,
  expiring 6/01/10 (d)(e)(h)
  (cost $1,820)                                            50     $           1

SHORT-TERM INVESTMENT-1.6%
TIME DEPOSIT-1.6%
The Bank of New York
  4.25%, 1/02/07
  (cost $669,000)                                      $  669           669,000

TOTAL INVESTMENTS-97.9%
  (cost $40,959,146)                                                 41,610,961
Other assets less liabilities-2.1%                                      912,902

NET ASSETS-100%                                                   $  42,523,863


(a) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate market value of these securities amounted to $9,720,328 or 22.9% of net assets.

(c) Floating rate security. Stated interest rate was in effect at December 31, 2006.

(d)  Illiquid security, valued at fair value.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of December 31, 2006, are considered illiquid and restricted.


                                    ACQUISITION      ACQUISITION      MARKET     PERCENTAGE OF
RESTRICTED SECURITIES                   DATE            COST           VALUE      NET ASSETS
----------------------------------------------------------------------------------------------
Russell-Stanley Holdings, Inc.    11/09/01-6/06/05     $453,496       $4,567         0.01%
9.00%, 11/30/08
Pliant Corp.                          12/01/00            1,820            1         0.00
Warrants, expiring 6/01/10

(f)  Security is in default and is non-income producing.

(g) The coupon on this security varies along with its rating. If its rating falls below Baa3/BBB- by either Moody's or Standard & Poors, the coupon steps up 50 basis points. The security is currently rated B2/B.

(h)  Non-income producing security.

See Notes to Financial Statements.


12


HIGH YIELD PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $40,959,146)          $  41,610,961
  Cash                                                                   93,009
  Interest receivable                                                   797,980
  Receivable for investment securities sold                             141,780
  Receivable for capital stock sold                                      74,905
  Total assets                                                       42,718,635

LIABILITIES
  Payable for investment securities purchased                            93,533
  Custodian fee payable                                                  38,127
  Administrative fee payable                                             21,750
  Advisory fee payable                                                   18,044
  Printing fee payable                                                   12,659
  Distribution fee payable                                                2,296
  Transfer Agent fee payable                                                 65
  Accrued expenses                                                        8,298
  Total liabilities                                                     194,772

NET ASSETS                                                        $  42,523,863

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $       5,750
  Additional paid-in capital                                         54,352,516
  Undistributed net investment income                                 2,994,149
  Accumulated net realized loss on investment and foreign
    currency transactions                                           (15,480,365)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                         651,813
                                                                  $  42,523,863


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                          SHARES         NET ASSET
CLASS               NET ASSETS         OUTSTANDING         VALUE
----------------------------------------------------------------------
A                  $31,700,528          4,283,566          $7.40
B                  $10,823,335          1,465,985          $7.38


See Notes to Financial Statements.


13


HIGH YIELD PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $  3,541,041
  Dividends                                                              11,081
  Total investment income                                             3,552,122

EXPENSES
  Advisory fee                                                          217,336
  Distribution fee--Class B                                              26,873
  Transfer agency--Class A                                                2,149
  Transfer agency--Class B                                                  716
  Custodian                                                             146,291
  Administrative                                                         86,750
  Audit                                                                  37,500
  Printing                                                               20,907
  Legal                                                                   2,060
  Directors' fees                                                         1,400
  Miscellaneous                                                           4,644
  Total expenses                                                        546,626
  Net investment income                                               3,005,496

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
  Net realized gain on:
    Investment transactions                                              58,865
    Foreign currency transactions                                         3,216
  Net change in unrealized appreciation/depreciation of:
    Investments                                                         634,236
    Foreign currency denominated assets and liabilities                  (4,427)
  Net gain on investment and foreign currency transactions              691,890

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  3,697,386


See Notes to Financial Statements.


14


HIGH YIELD PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                     2006             2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $    3,005,496   $    3,763,141
  Net realized gain (loss) on investment
    and foreign currency transactions                   62,081         (394,084)
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign currency
    denominated assets and liabilities                 629,809       (2,640,883)
  Net increase in net assets from
    operations                                       3,697,386          728,174

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                         (2,871,248)      (3,194,538)
    Class B                                           (898,607)        (947,882)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (3,457,134)      (5,932,748)
  Total decrease                                    (3,529,603)      (9,346,994)

NET ASSETS
  Beginning of period                               46,053,466       55,400,460
  End of period (including undistributed
    net investment income of $2,994,149
    and $3,755,654, respectively)               $   42,523,863   $   46,053,466


See Notes to Financial Statements.


15


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein High Yield Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to earn the highest level of current income without assuming undue risk by investing principally in high-yielding, fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Fitch or, if unrated, of comparable quantity as determined by the Adviser. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .75% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.


17


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                   PURCHASES          SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $   24,381,063   $   29,061,916
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                             $   40,971,846
Gross unrealized appreciation                                    $    1,454,358
Gross unrealized depreciation                                          (815,243)
Net unrealized appreciation                                      $      639,115

1. FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                SHARES                       AMOUNT
                     --------------------------  ------------------------------
                       YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              349,149       344,164    $  2,548,855    $  2,663,938
Shares issued
  in reinvestment
  of dividends           415,521       437,608       2,871,248       3,194,538
Shares redeemed       (1,189,723)   (1,449,302)     (8,617,635)    (11,126,952)
Net decrease            (425,053)     (667,530)   $ (3,197,532)   $ (5,268,476)

CLASS B
Shares sold              238,934       357,280    $  1,751,148    $  2,800,142
Shares issued
  in reinvestment
  of dividends           130,233       130,025         898,607         947,882
Shares redeemed         (399,441)     (570,154)     (2,909,357)     (4,412,296)
Net decrease             (30,274)      (82,849)   $   (259,602)   $   (664,272)


19


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $    3,769,855   $    4,142,420
Total taxable distributions                      3,769,855        4,142,420
Total distributions paid                    $    3,769,855   $    4,142,420

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $    2,994,149
Accumulated capital and other losses                            (15,467,665)(a)
Unrealized appreciation/(depreciation)                              639,113(b)
Total accumulated earnings/(deficit)                         $  (11,834,403)

(a) On December 31, 2006, the Portfolio had a net capital loss carryforward of $15,461,228 of which $2,200,265 expires in the year 2007, $5,774,960 expires in the year 2008, $2,890,265 expires in the year 2009, $4,208,388 expires in the year 2010, $125,778 expires in the year 2013, and $261,572 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust High Income Portfolio, may apply. During the current fiscal year, the Portfolio utilized no capital loss carryforwards. For the year ended December 31, 2006, the Portfolio deferred to January 1, 2007 post-October loss of $6,437.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency and the reclassification of paydown gain/loss resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser


21


HIGH YIELD PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report.

At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


23


HIGH YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $7.43        $7.97        $7.91        $6.83        $7.51

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .51          .58          .60(b)       .55          .54(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                   .12         (.45)        (.01)         .95         (.76)
Net increase (decrease) in net asset
  value from operations                          .63          .13          .59         1.50         (.22)

LESS: DIVIDENDS
Dividends from net investment income            (.66)        (.67)        (.53)        (.42)        (.46)
Net asset value, end of period                 $7.40        $7.43        $7.97        $7.91        $6.83

TOTAL RETURN
Total investment return based on
  net asset value (c)                           9.05%        1.78%        7.98%       22.44%       (3.03)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $31,701      $34,968      $42,842      $48,076      $34,765
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.20%(d)     1.09%        1.04%        1.46%        1.18%
  Expenses, before waivers and
    reimbursements                              1.20%(d)     1.09%        1.21%        1.46%        1.45%
  Net investment income                         6.98%(d)     7.58%        7.74%(b)     7.48%        7.78%(b)
Portfolio turnover rate                           57%          54%          80%         105%          83%


See footnote summary on page 25.


24


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS B
                                            ---------------------------------------------------------------
                                                                                                  JULY 22,
                                                           YEAR ENDED DECEMBER 31,               2002(e) TO
                                            --------------------------------------------------   DECEMBER 31,
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $7.41        $7.95        $7.91        $6.84        $6.45

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .49          .56          .58(b)       .52          .15(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                   .12         (.45)        (.02)         .97          .24
Net increase in net asset value from
  operations                                     .61          .11          .56         1.49          .39

LESS: DIVIDENDS
Dividends from net investment income            (.64)        (.65)        (.52)        (.42)          -0-
Net asset value, end of period                 $7.38        $7.41        $7.95        $7.91        $6.84

TOTAL RETURN
Total investment return based on
  net asset value (c)                           8.76%        1.54%        7.62%       22.24%        6.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $10,823      $11,085      $12,558       $7,962         $366
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.45%(d)     1.34%        1.30%        1.70%        1.42%(f)
  Expenses, before waivers and
    reimbursements                              1.45%(d)     1.34%        1.47%        1.70%        1.63%(f)
  Net investment income                         6.72%(d)     7.33%        7.51%(b)     7.19%        8.39%(b)(f)
Portfolio turnover rate                           57%          54%          80%         105%          83%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived or reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.

(e)  Commencement of distribution.

(f)  Annualized.


25


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN HIGH YIELD PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein High Yield Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein High Yield Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 12, 2007


26


HIGH YIELD PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President and Chief Executive Officer
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
NANCY P. JACKLIN(1)
MARSHALL C. TURNER, JR.(1)
EARL D. WEINER(1)

OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer ANDREW M. ARAN(2), Vice President
GERSHON M. DISTENFELD(2), Vice President
JOEL J. MCKOAN(2), Vice President
DOUGLAS J. PEEBLES(2), Vice President
EMILIE D. WRAPP, Secretary
JOSEPH J, MANTINEO, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller

CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENTS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Global Credit Investment Team. Mr. Andrew M. Aran, Mr. Gershon
M. Distenfeld, Mr. Joel J. McKoan and Mr. Douglas J. Peebles are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


27


HIGH YIELD PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                   PORTFOLIOS
                                                                                     IN FUND          OTHER
    NAME, ADDRESS,*                          PRINCIPAL                              COMPLEX        DIRECTORSHIP
       AGE AND                             OCCUPATION(S)                          OVERSEEN BY        HELD BY
   (YEAR ELECTED**)                     DURING PAST 5 YEARS                         DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +               Executive Vice President of                             108         SCB Partners,
1345 Avenue of the Americas    AllianceBernstein L.P. (the "Adviser")                            Inc. and SCB Inc.
New York, NY 10105             since 2001 and Executive Managing Director
49                             of AllianceBernstein Investments, Inc. ("ABI")
(2005)                         since 2003; prior thereto, he was head of
                               AllianceBernstein Institutional Investments,
                               a unit of the Adviser, from 2001-2003. Prior
                               thereto, Chief Executive Officer of Sanford C.
                               Bernstein & Co., LLC (institutional research
                               and brokerage arm of Bernstein & Co., LLC)
                               ("SCB&Co.") and its predecessor since prior
                               to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., # ***   Investment Adviser and an Independent                   110             None
Chairman of the Board          Consultant. He was formerly Senior Manager
74                             of Barrett Associates, Inc., a registered
(1990)                         investment adviser, with which he had been
                               associated since prior to 2002. He was formerly
                               Deputy Comptroller and Chief Investment
                               Officer of the State of New York and, prior
                               thereto, Chief Investment Officer of the
                               New York Bank for Savings.

David H. Dievler, #            Independent Consultant. Until December 1994,            109             None
77                             he was Senior Vice President of AllianceBernstein
(1990)                         Corporation ("AB Corp.") (formerly, Alliance
                               Capital Management Corporation) responsible for
                               mutual fund administration. Prior to joining AB
                               Corp. in 1984, he was Chief Financial Officer of
                               Eberstadt Asset Management since 1968. Prior to
                               that, he was a Senior Manager at Price Waterhouse
                               & Co. Member of American Institute of Certified
                               Public Accountants since 1953.

John H. Dobkin, #              Consultant. Formerly, President of Save Venice,         108             None
65                             Inc. (preservation organization) from 2001-2002,
(1992)                         Senior Advisor from June 1999-June 2000
                               and President of Historic Hudson Valley (historic
                               preservation) from December 1989-May 1999.
                               Previously, Director of the National Academy
                               of Design and during 1988-1992, Director and
                               Chairman of the Audit Committee of AB Corp.
                               (formerly, Alliance Capital Management
                               Corporation).


28


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                 PORTFOLIOS
                                                                                   IN FUND           OTHER
    NAME, ADDRESS,*                          PRINCIPAL                             COMPLEX        DIRECTORSHIP
       AGE AND                             OCCUPATION(S)                         OVERSEEN BY        HELD BY
   (YEAR ELECTED**)                     DURING PAST 5 YEARS                        DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #          Consultant since January 2004. Formerly,               108      Asia Pacific Fund,
63                            managing partner of Lexington Capital, LLC                      Inc. and The Merger
(2005)                        (investment advisory firm) from December 1997                          Fund
                              until December 2003. Prior thereto, Chairman
                              and CEO of Prudential Mutual Fund Management
                              from 1987 to 1993.

D. James Guzy, #              Chairman of the Board of PLX Technology                108      Intel Corporation
70                            (semi-conductors) and of SRC Computers Inc.,                  (semi-conductors) and
(2005)                        with which he has been associated since prior                Cirrus Logic Corporation
                              to 2002. He is also President of the Arbor                       (semi-conductors)
                              Company (private family investments).

Nancy P. Jacklin, #           Formerly, U.S. Executive Director of the               108             None
58                            International Monetary Fund (December 2002
(2006)                        -May 2006); Partner, Clifford Chance (1992-
                              2002); Senior Counsel, International Banking
                              and Finance, and Associate General Counsel,
                              Citicorp (1985-1992); Assistant General
                              Counsel (International), Federal Reserve Board
                              of Governors (1982-1985); and Attorney
                              Advisor, U.S. Department of the Treasury
                              (1973-1982). Member of the Bar of the District
                              of Columbia and of New York; and member of
                              the Council on Foreign Relations.

Marshall C. Turner, Jr., #    Principal of Turner Venture Associates (venture        108       The George Lucas
65                            capital and consulting) since prior to 2002. From             Educational Foundation
(2005)                        2003 until May 31, 2006, he was CEO of Toppan                 and National Datacast,
                              Photomasks, Inc., Austin, Texas (semi-conductor                        Inc.
                              manufacturing services).

Earl D. Weiner, #             Of Counsel, and Partner from 1976-2006,                107             None
67                            of the law firm Sullivan & Cromwell LLP,
(2007)                        specializing in investment management,
                              corporate and securities law; member of Task
                              Force on Fund Director's Guidebook, Federal
                              Regulation of Securities Committee.



* The address for each Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***  Member of the Fair Value Pricing Committee.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


29


HIGH YIELD PORTFOLIO
MANAGEMENT OF THE FUND (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*             POSITION(S) HELD                        PRINCIPAL OCCUPATION
     AND AGE                    WITH FUND                             DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer               President and Chief         See biography above.
49                          Executive Officer

Philip L. Kirstein          Senior Vice President       Senior Vice President and Independent Compliance
61                          and Independent             Officer of the AllianceBernstein Funds, with which he
                            Compliance Officer          has been associated since October 2004. Prior thereto,
                                                        he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                        from October 2003 to October 2004, and General
                                                        Counsel of Merrill Lynch Investment Managers, L.P.
                                                        since prior to 2002 until March 2003.

Andrew M. Aran              Vice President              Senior Vice President of the Adviser**, with which he
50                                                      has been associated since prior to 2002.

Gershon M. Distenfeld       Vice President              Vice President of the Adviser**, with which he has been
31                                                      associated since prior to 2002.

Joel J. McKoan              Vice President              Senior Vice President of the Adviser**, with which he
49                                                      has been associated since September 2003. He is also
                                                        the Director of the Credit Team. Prior thereto, he was a
                                                        Managing Director at UBS Warburg where he headed
                                                        the North American Debt Syndicate Group, with
                                                        responsibility for primary trading of corporate debt,
                                                        emerging-market debt and structured products from
                                                        2000 to 2003. In addition, Mr. McKoan was Global
                                                        Co-Head of the CDO Group at UBS Warburg from 2002
                                                        to 2003. Previously, he was a Managing Director at
                                                        PaineWebber (acquired by UBS in 2000), where he
                                                        managed the UBS Credit Training Group since prior
                                                        to 2002.

Douglas J. Peebles          Vice President              Executive Vice President of the Adviser**, with which
41                                                      he has been associated since prior to 2002.

Emilie D. Wrapp             Secretary                   Senior Vice President, Assistant General Counsel and
51                                                      Assistant Secretary of ABI**, with which she has been
                                                        associated since prior to 2002.

Joseph J. Mantineo          Treasurer and Chief         Senior Vice President of AllianceBernstein Investor
47                          Financial Officer           Services, Inc. ("ABIS")**, with which he has been
                                                        associated since prior to 2002.

Thomas R. Manley            Controller                  Vice President of the Adviser**, with which he has been
55                                                      associated since prior to 2002.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800)227-4618 for a free prospectus or SAI.


30


HIGH YIELD PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein High Yield Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;


31


HIGH YIELD PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 15 to 13 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group) and as compared to a universe of 52 to 45 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended June 30, 2006 over the 1-, 3- and 5-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Lehman Brothers U.S. High Yield-2% Issuer Cap Index (the "Index") for periods ended June 30, 2006 over the year to date, 1-, 3- and 5-year and since inception periods (October 1997 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 5th quintile in all periods


33


HIGH YIELD PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

reviewed. The comparative information showed that the Portfolio underperformed the Index in all periods reviewed. Based on their review and their discussion of the reasons for the Portfolio's performance record with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Portfolio and concluded that the Portfolio's performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio's performance.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for the Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio but that the initial fee rate in the institutional fee schedule was higher than that for the Portfolio, so that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be materially higher than that in the Portfolio's Advisory Agreement prior to taking account of the administrative expense reimbursements made to the Adviser. The directors noted that adding the 13 basis point administrative expense reimbursement to the fee rate in the Portfolio's Advisory Agreement resulted in a materially lower rate of total compensation to the Adviser under the institutional fee schedule than what is paid by the Portfolio. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 50 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 13 basis points, and that as a result the total compensation of 63 basis points received by the Adviser from the Portfolio pursuant to the Advisory Agreement was only somewhat lower than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was significantly higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio's relatively modest size (less than $45 million as of June 30, 2006) caused the administrative expense reimbursement, which does not vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable.

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


35


HIGH YIELD PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Variable Product Series Fund (the "Fund") in respect of AllianceBernstein High Yield Portfolio (the "Portfolio").(2) The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Fund, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the Portfolio as the investment option underlying their insurance contracts.

The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolio grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December
2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

               NET ASSETS           ADVISORY FEE
                09/30/06       BASED ON % OF AVERAGE
CATEGORY       (MILLION)         DAILY NET ASSETS               PORTFOLIO
-------------------------------------------------------------------------------
High Income     $41.9       50 bp on 1st $2.5 billion     High Yield Portfolio
                            45 bp on next $2.5 billion
                            40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $75,250 (0.15% of the Portfolio's average daily net assets) for such services.


(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Portfolio do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Set forth below are the Portfolio's latest fiscal year end total expense ratios:

PORTFOLIO                   TOTAL EXPENSE RATIO           FISCAL YEAR
-------------------------------------------------------------------------------
High Yield Portfolio          Class A   1.09%             December 31
                              Class B   1.34%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of the costs are reimbursed by the Portfolio to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.(4) In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio's advisory fees based on September 30, 2006 net assets.

                         NET
                       ASSETS     ALLIANCEBERNSTEIN ("AB")    EFFECTIVE     PORTFOLIO
                      09/30/06    INSTITUTIONAL ("INST.")     AB INST.       ADVISORY
PORTFOLIO              ($MIL)          FEE SCHEDULE           ADV. FEE         FEE
--------------------------------------------------------------------------------------
High Yield Portfolio   $41.9     High Yield Schedule           0.567%         0.500%
                                 65 bp on 1st $20 million
                                 50 bp on next $20 million
                                 40 bp on next $20 million
                                 35 bp on the balance
                                 Minimum Account Size: $20 m

The Adviser manages AllianceBernstein High Yield Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein High Yield Fund, Inc.(5)

                             ALLIANCEBERNSTEIN
PORTFOLIO                       MUTUAL FUND               FEE SCHEDULE
-------------------------------------------------------------------------------
High Yield Portfolio(6)    High Yield Fund, Inc.    0.50% on first $2.5 billion
                                                    0.45% on next $2.5 billion
                                                    0.40% on the balance


(4) The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Portfolio, which opened in the last year. Discounts that are negotiated vary based upon each client relationship.

(5) AllianceBernstein High Yield Fund, Inc. was also affected by the settlement between the Adviser and the NYAG. As a result, the fund's advisory fee schedule is identical to that of the Portfolio.

(6)  The fund is a clone of the Portfolio.


37


HIGH YIELD PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global High Yield and U.S. High Yield, which are Luxembourg funds that have a somewhat similar investment style as the Portfolio:

FUND                                                    FEE(7)
---------------------------------------------------------------------
Global High Yield
  Class A                                               1.70%
  Class I (Institutional)                               1.15%

U.S. High Yield
  Class A                                               1.55%
  Class I (Institutional)                               0.75%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

PORTFOLIO                      ACITM MUTUAL FUND                   FEE
-------------------------------------------------------------------------------
High Yield Portfolio          High Yield Open Fund                1.00%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed advisory fee relative to the median of the Portfolio's Lipper Expense Group ("EG") at the approximate current asset level of the Portfolio.(8)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.(9) An EG will typically consist of seven to twenty funds.

                              CONTRACTUAL         LIPPER
                              MANAGEMENT       EXPENSE GROUP
PORTFOLIO                       FEE(10)           MEDIAN           RANK
-------------------------------------------------------------------------------
High Yield Portfolio             0.500            0.670            3/15

Lipper also compared the Portfolio's most recently completed fiscal year total expense ratio to the medians of the Portfolio's EG and Lipper Expense Universe ("EU"). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective as the subject Portfolio.(11)


(7) Class A shares of the funds are charged an "all-in" fee, which covers investment advisory services and distribution related services.

(8) The contractual management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(9) Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

(10) The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(11) Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the Lipper EU allows for the same adviser to be represented by more than just one fund.


38


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                      LIPPER                LIPPER
                          EXPENSE     EXPENSE               EXPENSE
                           RATIO       GROUP               UNIVERSE
PORTFOLIO                 (%)(12)    MEDIAN(%)    RANK     MEDIAN(%)    RANK
-------------------------------------------------------------------------------
High Yield Portfolio      1.095       0.884       14/15     0.759      48/49

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Portfolio decreased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolio's principal underwriter. The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. During the fiscal year ended December 31, 2005, ABI received $29,535 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI for distribution related services. ABI may in turn compensate brokers for their distribution assistance. ABI will pay for printing and distributing prospectuses or reports and advertising in connection with the offering of Class B shares to the public as well as fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. During the fiscal year ended December 31, 2005, the Adviser determined that it paid $58,282 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,(13) ABI paid approximately $125,000 in 2005 and expects to pay approximately $150,000 in 2006 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser.(14) ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(15)


(12)  Most recently completed fiscal year Class A share total expense ratio.

(13) Includes other Portfolios (Equity and Blend) of the Fund that are not discussed in this evaluation.

(14) It should be noted that the insurance companies to which the variable products are linked to provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

(15) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.


39


HIGH YIELD PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3 and 5 year performance returns and rankings of the Portfolio(16) relative to the Portfolio's Lipper Performance Group ("PG")(17) and Lipper Performance Universe ("PU") for the periods ended June 30, 2006.(18)

                        PORTFOLIO
HIGH YIELD PORTFOLIO     RETURN    PG MEDIAN   PU MEDIAN    PG RANK    PU RANK
-------------------------------------------------------------------------------
  1 year                  2.34        4.33        4.53       14/15      51/52
  3 year                  6.27        6.98        7.60       13/14      45/47
  5 year                  5.98        6.96        7.63       11/13      39/45

Set forth below are the 1, 3, and 5 year and since inception performance returns of the Portfolio (in bold) versus its benchmark:(19)

                                            PERIODS ENDING JUNE 30, 2006
                                               ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                       1          3          5        SINCE
PORTFOLIO                             YEAR       YEAR       YEAR    INCEPTION
-------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                  2.34       6.27       5.98       2.62

Lehman Brothers U.S. High Yield-
  2% Issuer Cap Index                 4.37       8.41       8.79       5.49

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006


(16) The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

(17) The Portfolio's PG is identical to the Portfolio's EG. The Portfolio's PU is not identical to the Portfolio's EU. Outliers and funds with negative management fees are excluded from EUs but not necessarily from PUs.

(18) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

(19) The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.


40



                      (This page left intentionally blank.)





AllianceBernstein
Variable Products Series Fund, Inc.


Annual Report
December 31, 2006


> AllianceBernstein Americas Government Income Portfolio


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernsteinR and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


AMERICAS GOVERNMENT
INCOME PORTFOLIO

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

LETTER TO INVESTORS

February 9, 2007
The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Americas Government Income Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is to maximize current income, consistent with what the Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico, their political subdivisions (including Canadian Provinces, but excluding states of the United States), agencies, instrumentalities or authorities ("Government Securities"). The Portfolio normally invests at least 80% of its net assets in fixed-income securities of issuers located in countries in North, Central, or South America and at least 80% of its net assets in government securities. The Portfolio invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in U.S. Dollar denominated securities. To the extent that its assets are not invested in Government Securities, the Portfolio may invest the balance of its net assets in investment grade fixed-income securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Portfolio limits its investments in fixed-income securities issued by the governmental entities of any one such country to 10% of its net assets. These investments are investment grade securities generally denominated in each country's currency. The Portfolio may invest in fixed-income securities with a range of maturities from short- to long-term. The Portfolio may use significant borrowings for leverage or may otherwise leverage its assets through, for example, the use of reverse repurchase agreements. The Portfolio may invest in mortgage-related securities and zero coupon securities, variable, floating, and inverse floating rate instruments, and enter into standby commitment agreements and forward commitments.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its benchmarks, the Lehman Brothers (LB) U.S. Aggregate Index and the LB Intermediate-Term Government Index, for the one-, five- and 10-year periods ended December 31, 2006.

For the annual reporting period ended December 31, 2006, the Portfolio underperformed both the LB U.S. Aggregate Index and the LB Intermediate-Term Government Index. The Portfolio's overweight exposure to U.S. Treasury holdings and underweight exposure to mortgage pass-throughs versus its benchmarks were the largest detractors from performance. The Portfolio's allocation to non-U.S. government debt, particularly Mexico, contributed positively to performance:
Mexican government debt outperformed, returning 10.40%

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. Treasury securities returns were in negative territory during the first half of the annual period ended December 31, 2006. These returns were buffeted by higher interest rates and continued U.S. Federal Reserve (the "Fed") rate increases. The second half of the reporting period, however, saw a broad-based rally in both the fixed-income and equity markets, as the economy signaled slower growth and the Fed ended its interest rate hike cycle. The Fed raised official rates 100 basis points in quarter-point increments during the year to end the annual reporting period at 5.25%. Yields across the maturity spectrum rose, as the Fed raised rates with the 10-year yield, gaining 31 basis points to end the period at 4.70%. The Treasury yield curve remained flat with no difference in yield spread between the two- and 30-year bonds.

The LB U.S. Aggregate Index returned 4.33% for the year. Within the Index, U.S. Treasuries underperformed returning 3.08%, while Agencies returned 4.39%. Mortgage-backed securities outperformed the Index returning 5.22%. Mortgages benefited during the year from relatively low volatility and muted prepayment risk.

Comfortable inflation levels allowed Mexico's central bank to lower rates in response to moderating growth during the one-year period under review. Despite political volatility surrounding Mexico's presidential election and concerns about exports due to declining oil produc-


1


AMERICAS GOVERNMENT
INCOME PORTFOLIO

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

tion, Mexico still posted strong returns for the year. Canadian government debt also outperformed U.S. Treasuries, benefiting from a steeper yield curve. For the one-year period under review, Canadian debt posted a return of 4.58%. Fourth-quarter growth in Canada was likely just over 1.00%, as both manufacturing and housing softened. The strong Canadian currency and slowdown in U.S. growth led to less of a demand for exports from Canada, thereby weakening Canadian growth. The official rate in Canada remained at 4.25% since May, a full 1.00% lower than in the U.S.

During the one-year period ended December 31, 2006, the Portfolio generally maintained its allocation to U.S. Treasury holdings, mortgage pass-through securities and exposure to Mexican and Canadian government debt. The Portfolio also maintained modest exposure to the Canadian dollar and Mexican peso.


2


AMERICAS GOVERNMENT INCOME PORTFOLIO
HISTORICAL PERFORMANCE

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index and the unmanaged LB Intermediate-Term Government Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB U.S. Aggregate Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Index. The LB Intermediate-Term Government Index measures performance of bonds in the one- to 10-year maturity range. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. To increase yield, the Portfolio can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio may invest in high yield bonds (i.e., junk bonds), which involves a greater risk of default and price volatility than investing in other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)


3


AMERICAS GOVERNMENT INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

THE PORTFOLIO VS. ITS BENCHMARKS                             Returns
PERIODS ENDED DECEMBER 31, 2006                       1 Year   5 Year   10 Years
  Americas Government Income Portfolio Class A         3.31%    7.01%     7.33%
  Americas Government Income Portfolio Class B         3.01%    6.40%*     n/a
  Lehman Brothers U.S. Aggregate Index                 4.33%    5.06%     6.24%
  Lehman Brothers Intermediate-Term Government Index   3.84%    3.92%     5.48%

  n/a: not applicable

  *    Since inception of the Portfolio's Class B shares on 7/22/02.

ALLIANCEBERNSTEIN AMERICAS GOVERNMENT INCOME PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
12/31/96 - 12/31/06

AllianceBernstein Americas Government Income Portfolio Class A: $20,291

Lehman Brothers Intermediate-Term Government Index: $17,045

Lehman Brothers U.S. Aggregate Index: $18,313


[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

                    AllianceBernstein
                   Americas Government  Lehman Brothers   Lehman Brothers
                    Income Portfolio    U.S. Aggregate   Intermediate-Term
                        Class A             Index         Government Index
-------------------------------------------------------------------------------
12/31/96                 10000              10000              10000
12/31/97                 10962              10966              10772
12/31/98                 11408              11918              11686
12/31/99                 12423              11820              11743
12/31/00                 13963              13194              12973
12/31/01                 14464              14308              14065
12/31/02                 16054              15776              15421
12/31/03                 17234              16423              15774
12/31/04                 18076              17136              16142
12/31/05                 19643              17552              16414
12/31/06                 20291              18313              17045


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Americas Government Income Portfolio Class A shares (from 12/31/96 to 12/31/06) as compared to the performance of the Portfolio's benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.


4


AMERICAS GOVERNMENT INCOME PORTFOLIO
FUND EXPENSES

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                          Beginning           Ending
                                        Account Value      Account Value        Expenses Paid        Annualized
Americas Government Income Portfolio     July 1, 2006    December 31, 2006      During Period*     Expense Ratio*
-----------------------------------------------------------------------------------------------------------------
Class A
Actual                                      $1,000            $1,071.18             $9.45              1.81%
Hypothetical (5% return before
  expenses)                                 $1,000            $1,016.08             $9.20              1.81%

Class B
Actual                                      $1,000            $1,069.46            $10.75              2.06%
Hypothetical (5% return before
  expenses)                                 $1,000            $1,014.82            $10.46              2.06%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


5


AMERICAS GOVERNMENT INCOME PORTFOLIO
SECURITY TYPE BREAKDOWN
December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

SECURITY TYPE                                U.S. $ VALUE  PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Government/Agency Obligations                 $27,488,254          64.1%
U.S. Treasury Securities                       22,029,186          51.4
                                              -----------         -----
Total Investments*                             49,517,440         115.5
Cash and receivables, net of liabilities       (6,621,861)        (15.5)
                                              -----------         -----
Net Assets                                    $42,895,579         100.0%


* Excludes short-term investments.


6


AMERICAS GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

                                                        Principal
                                                         Amount
                                                          (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT
  AND GOVERNMENT
  SPONSORED AGENCY
  OBLIGATIONS-79.4%
U.S. TREASURY STRIPS-23.0%
  Zero Coupon,
  5/15/13 (a)US$                                         3,500      $2,604,802
  Zero Coupon,
  2/15/16 (a)                                            2,500       1,629,138
  Zero Coupon,
  11/15/21 (a)                                          11,700       5,629,513
                                                                    ----------
                                                                     9,863,453
FEDERAL NATIONAL
  MORTGAGE
  ASSOCIATION-16.4%
  Series 2004
  4.125%, 4/15/14 (a)                                    2,000       1,896,104
  Series 2001
  5.375%, 11/15/11 (a)                                   5,000       5,095,495
  Series 2002
  7.00%, 3/01/32 (a)                                        54          55,880
                                                                    ----------
                                                                     7,047,479
U.S. TREASURY
  BONDS-14.5%
  6.25%, 5/15/30 (b)                                     5,200       6,194,500

U.S. TREASURY
  NOTES-13.9%
  1.625%, 1/15/15
  (TIPS) (a)                                               627         590,205
  3.50%, 11/15/09 (a)(b)                                 4,915       4,753,921
  4.25%, 11/15/13-
  8/15/15 (a)                                              645         627,107
                                                                    ----------
                                                                     5,971,233
GOVERNMENT NATIONAL
  MORTGAGE
  ASSOCIATION-11.6%
  Series 2006
  6.00%, 7/15/36 (a)                                     4,908       4,976,295
  Series 1994
  9.00%, 9/15/24 (a)                                         7           7,784
                                                                    ----------
                                                                     4,984,079
Total U.S. Government
  and Government
  Sponsored Agency
  Obligations
  (cost $33,214,396)                                                34,060,744

SOVEREIGN DEBT
  OBLIGATIONS-36.1%
CANADA-17.5%
Canada Housing Trust No 1
  3.55%, 9/15/10 (a)                          CAD        2,000       1,683,128
Government of Canada
  3.00%, 12/01/36 (a)                                      250         276,381
  5.00%, 6/01/14 (a)                                       648         588,504
  5.75%, 6/01/33 (a)                                     1,973       2,126,708
  Series VW17
  8.00%, 6/01/27 (a)                                     1,132       1,475,818
Province of Ontario
  2.00%, 12/01/36 (a)                                      585         502,691
  5.60%, 6/02/35 (a)                                       300         299,287
Province of Quebec
  5.50%, 12/01/14 (a)                                      600         552,387
                                                                    ----------
                                                                     7,504,904
MEXICO-18.6%
Mexican Bonos
  Series M7
  8.00%, 12/24/08 (a)                         MXN       48,857       4,594,027
  Series M 20
  8.00%, 12/07/23 (a)                                   15,500       1,495,765
  10.00%, 12/05/24 (a)                                  16,205       1,862,000
                                                                    ----------
                                                                     7,951,792
Total Sovereign Debt
  Obligations
  (cost $13,840,120)                                                15,456,696

SHORT-TERM
  INVESTMENTS-2.4%
TIME DEPOSIT-2.4%
The Bank of New York
  4.25%, 1/02/07                              US$          240         240,000
Societe Generale
  5.25%, 1/02/07                                           800         800,000

Total Short-Term
  Investments
  (cost $1,040,000)                                                  1,040,000

TOTAL
  INVESTMENTS-117.9%
  (cost $48,094,516)                                                50,557,440
Other assets less
  liabilities-(17.9)%                                               (7,661,861)
                                                                    ----------
NET ASSETS-100.0%                                                  $42,895,579


7


AMERICAS GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

                                     U.S. $          U.S. $
                       Contract     Value on         Value at       Unrealized
                        Amount     Origination     December 31,    Appreciation/
                         (000)        Date             2006       (Depreciation)
-------------------------------------------------------------------------------
Sale Contracts:
Canadian Dollar
  settling 2/09/07       3,887      $3,389,922      $3,337,221         $52,701
Mexican Nuevo Peso
  settling 1/31/07      20,382       1,876,756       1,884,300          (7,543)
Mexican Nuevo Peso
  settling 2/23/07      48,853       4,511,440       4,512,158            (718)


REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker                              Interest Rate      Maturity       Amount
-------------------------------------------------------------------------------
Greenwich Capital                         5.20%        1/02/07      $8,274,509


(a) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $41,137,200.

(b) Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $8,380,240.

     Currency Abbreviations:
     CAD - Canadian Dollar
     MXN - Mexico Nuevo Peso
     USD - United States Dollar

     Glossary:
     TIPS - Treasury Inflation Protected Security

     See Notes to Financial Statements.


8


AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $48,094,516)           $50,557,440
  Cash                                                                   3,134
  Foreign cash, at value (cost $317,098)                               317,097
  Unrealized appreciation of forward currency exchange contracts        52,701
  Receivable for foreign currency contracts                            313,960
  Interest receivable                                                  197,859
  Receivable for capital stock sold                                    158,246
  Total assets                                                      51,600,437
LIABILITIES
  Unrealized depreciation of forward currency exchange contracts         8,261
  Reverse repurchase agreements                                      8,274,509
  Payable for foreign currency contracts                               316,779
  Administrative fee payable                                            21,750
  Advisory fee payable                                                  18,644
  Distribution fee payable                                               1,585
  Transfer Agent fee payable                                                65
  Accrued expenses                                                      63,265
  Total liabilities                                                  8,704,858
NET ASSETS                                                         $42,895,579
COMPOSITION OF NET ASSETS
  Capital stock, at par                                                 $3,436
  Additional paid-in capital                                        39,621,056
  Undistributed net investment income                                  430,609
  Accumulated net realized gain on investment and foreign
    currency transactions                                              336,576
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      2,503,902
                                                                   -----------
                                                                   $42,895,579


Net Asset Value Per Share--1 billion shares of capital stock authorized, $.001 par value

                                                      Shares          Net Asset
Class                               Net Assets     Outstanding          Value
-------------------------------------------------------------------------------
A                                  $35,767,155       2,864,777          $12.49
B                                   $7,128,424         571,667          $12.47


See Notes to Financial Statements.


9


AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                                          $3,006,618
EXPENSES
  Advisory fee                                                         241,466
  Distribution fee--Class B                                             21,947
  Transfer agency--Class A                                               2,295
  Transfer agency--Class B                                                 471
  Custodian                                                            121,837
  Administrative                                                        86,750
  Audit                                                                 37,500
  Printing                                                              11,613
  Legal                                                                  5,571
  Directors' fees                                                        1,400
  Miscellaneous                                                          9,815
  Total expenses before interest expense                               540,665
  Interest expense                                                     199,049
  Total expenses                                                       739,714
  Net investment income                                              2,266,904
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on:
    Investment transactions                                            344,379
    Foreign currency transactions                                      129,063
  Net change in unrealized appreciation/depreciation of:
    Investments                                                     (1,828,537)
    Foreign currency denominated assets and liabilities                193,361
  Net loss on investment and foreign currency transactions          (1,161,734)
NET INCREASE IN NET ASSETS FROM OPERATIONS                          $1,105,170


See Notes to Financial Statements.


10


AMERICAS GOVERNMENT INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

                                                    Year Ended      Year Ended
                                                   December 31,    December 31,
                                                       2006            2005
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                             $2,266,904      $3,037,265
  Net realized gain (loss) on investment and
    foreign currency transactions                      473,442        (191,718)
  Net change in unrealized appreciation/
    depreciation of investments and foreign
    currency denominated assets and liabilities     (1,635,176)      1,725,011
  Net increase in net assets from operations         1,105,170       4,570,558
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                         (2,741,951)     (3,193,187)
    Class B                                           (499,544)       (772,040)
  Net realized gain on investment and foreign
    currency transactions
    Class A                                           (121,729)             -0-
    Class B                                            (23,343)             -0-
CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                          (13,863,016)      1,266,132
  Total increase (decrease)                        (16,144,413)      1,871,463
NET ASSETS
  Beginning of period                               59,039,992      57,168,529
  End of period (including undistributed net
    investment income of $430,609 and
    $1,274,415, respectively)                      $42,895,579     $59,039,992


See Notes to Financial Statements.


11


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

NOTE A: Significant Accounting Policies

The AllianceBernstein Americas Government Income Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc., (the "Fund"). The Portfolio's investment objective is to seek the highest level of current income, consistent with what AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the government of the United States, Canada, or Mexico, their political subdivisions (including Canadian provinces, but excluding States of the United States), agencies, instrumentalities or authorities. The Portfolio is non-diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, The Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign


12


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.


13


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .65% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                    Purchases         Sales
                                                   ------------    ------------
Investment securities (excluding U.S. government
  securities)                                      $17,830,104     $26,463,063
U.S. government securities                           4,966,016       3,829,241

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                               $48,094,516
Gross unrealized appreciation                                       $2,693,557
Gross unrealized depreciation                                         (230,633)
Net unrealized appreciation                                         $2,462,924

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these


14


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.


15


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended December 31, 2006, the average amount of reverse repurchase agreements outstanding was $3,812,145 and the daily weighted average interest rate was 5.06%.

5. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2006, the Portfolio earned income of $29,956 from dollar rolls which is included in interest income in the accompanyng statement of operations.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     December 31,   December 31,  December 31,    December 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold              221,868       655,276      $2,804,100      $8,404,299
Shares issued in
  reinvestment of
  dividends and
  distributions          244,133       254,032       2,863,680       3,193,186
Shares redeemed       (1,103,995)   (1,106,405)    (13,773,648)    (14,177,377)
Net decrease            (637,994)     (197,097)    $(8,105,868)    $(2,579,892)

Class B
Shares sold               77,581       612,616        $969,445      $7,934,755
Shares issued in
  reinvestment of
  dividends and
  distributions           44,577        61,468         522,887         772,040
Shares redeemed         (572,336)     (380,602)     (7,249,480)     (4,860,771)
Net increase
  (decrease)            (450,178)      293,482     $(5,757,148)     $3,846,024

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.


16


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk--The Portfolio may use significant borrowings for leverage or may otherwise leverage its assets through, for example, the use of reverse repurchase agreements or dollar rolls. When the Portfolio borrows money or otherwise leverage its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's investments. Reverse repurchase agreements and dollar rolls also involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                       2006            2005
                                                   ------------    ------------
Distributions paid from:
  Ordinary income                                   $3,241,495      $3,965,227
Long term capital gains                                145,072              -0-
Total taxable distributions                          3,386,567       3,965,227
Total distributions paid                            $3,386,567      $3,965,227


As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                    $2,377,508
Undistributed long-term capital gains                               336,846
Accumulated capital and other losses                             (1,902,729)(a)
Unrealized appreciation/(depreciation)                            2,459,462(b)
Total accumulated earnings/(deficit)                             $3,271,087


(a) For the year ended December 31, 2006, the Portfolio deferred losses on straddles of $1,902,459. The Portfolio deferred until January 1, 2007, post October losses of $270.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency gains/losses, paydown gains/losses, and a redesignation of dividends resulted in a net increase in undistributed net investment income, and a net decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.


17


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints


18


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated


19


AMERICAS GOVERNMENT INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


20


AMERICAS GOVERNMENT INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                Year Ended December 31,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $13.06       $12.91       $13.01       $12.65       $12.17
Income From Investment Operations
Net investment income (a)                        .59          .70          .65(b)       .61          .67(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  (.22)         .38         (.06)         .34          .61
Net increase in net asset value from
  operations                                     .37         1.08          .59          .95         1.28
Less: Dividends and Distributions
Dividends from net investment income            (.90)        (.93)        (.69)        (.59)        (.73)
Distributions from net realized gain
  on investment and foreign currency
  transactions                                  (.04)          -0-          -0-          -0-        (.07)
Total dividends and distributions               (.94)        (.93)        (.69)        (.59)        (.80)
Net asset value, end of period                $12.49       $13.06       $12.91       $13.01       $12.65
Total Return
Total investment return based on net
  asset value (c)                               3.31%        8.67%        4.89%        7.35%       10.99%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $35,767      $45,730      $47,776      $60,550      $72,307
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.50%(d)     1.28%        1.00%        1.04%         .93%
  Expenses, before waivers and
    reimbursements                              1.50%(d)     1.28%        1.11%        1.04%        1.05%
  Expenses, before waivers and
    reimbursements, excluding interest
    expense                                     1.08%(d)     1.02%         .98%        1.04%         .93%
  Net investment income                         4.74%(d)     5.42%        5.07%(b)     4.75%        5.45%(b)
Portfolio turnover rate                           43%          75%          69%          73%          60%


See footnote summary on page 22.


21


AMERICAS GOVERNMENT INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        CLASS B
                                            --------------------------------------------------------------
                                                                                              July 22, 2002 (e)
                                                           Year Ended December 31,                  to
                                            --------------------------------------------------  December 31,
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $13.03       $12.90       $13.01       $12.67       $12.04
Income From Investment Operations
Net investment income (a)                        .55          .66          .62(b)       .57          .42(b)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  (.21)         .38         (.06)         .36          .21
Net increase in net asset value from
  operations                                     .34         1.04          .56          .93          .63
Less: Dividends and Distributions
Dividends from net investment income            (.86)        (.91)        (.67)        (.59)          -0-
Distributions from net realized gain on
  investment and foreign currency
  transactions                                  (.04)          -0-          -0-          -0-          -0-
Total dividends and distributions               (.90)        (.91)        (.67)        (.59)          -0-
Net asset value, end of period                $12.47       $13.03       $12.90       $13.01       $12.67
Total Return
Total investment return based on net
  asset value (c)                               3.01%        8.33%        4.67%        7.18%        5.23%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $7,129      $13,310       $9,393       $5,698         $236
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.69%(d)     1.53%        1.27%        1.30%        1.36%(f)
  Expenses, before waivers and
    reimbursements                              1.69%(d)     1.53%        1.37%        1.30%        1.48%(f)
  Expenses, before waivers and
    reimbursements, excluding interest
    expense                                     1.31%(d)     1.27%        1.24%        1.30%        1.36%(f)
  Net investment income                         4.50%(d)     5.17%        4.88%(b)     4.42%        4.72%(b)(f)
Portfolio turnover rate                           43%          75%          69%          73%          60%


(a) Based on average shares oustanding.

(b) Net of expenses waived or reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d) The ratio includes expenses attributable to costs of proxy solicitation.

(e) Commencement of distribution.

(f) Annualized.


22


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Americas Government Income Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Americas Government Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Americas Government Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


New York, New York
February 12, 2007


TAX INFORMATION
(Unaudited)

The Portfolio designates $145,072 from distributions made in fiscal year ended December 31, 2006 as capital gain dividends.


23


AMERICAS GOVERNMENT
INCOME PORTFOLIO

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and
  Independent Compliance Officer
Paul J. DeNoon(2), Vice President
Scott DiMaggio(2), Vice President
Michael L. Mon(2), Vice President
Douglas J. Peebles(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott DiMaggio, Mr. Michael L. Mon and Mr. Douglas J. Peebles are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


24


AMERICAS GOVERNMENT
INCOME PORTFOLIO

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                   PORTFOLIOS
                                                                                     IN FUND              OTHER
     NAME, ADDRESS,*                           PRINCIPAL                             COMPLEX           DIRECTORSHIP
        AGE AND                               OCCUPATION(S)                        OVERSEEN BY           HELD BY
    (YEAR ELECTED**)                       DURING PAST 5 YEARS                       DIRECTOR           DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                   Executive Vice President of                         108            SCB Partners,
1345 Avenue of the Americas        AllianceBernstein L.P. (the "Adviser")                              Inc. and
New York, NY 10105                 since 2001 and Executive Managing Director                           SCB Inc.
49                                 of AllianceBernstein Investments, Inc.
(2005)                             ("ABI") since 2003; prior thereto, he was
                                   head of AllianceBernstein Institutional
                                   Investments, a unit of the Adviser, from
                                   2001-2003. Prior thereto, Chief Executive
                                   Officer of Sanford C. Bernstein & Co., LLC
                                   (institutional research and brokerage arm of
                                   Bernstein & Co., LLC) ("SCB&Co.") and its
                                   predecessor since prior to 2002.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ***      Investment Adviser and an Independent               110               None
Chairman of the Board              Consultant. He was formerly Senior Manager
74                                 of Barrett Associates, Inc., a registered
(1990)                             investment adviser, with which he had been
                                   associated since prior to 2002. He was formerly
                                   Deputy Comptroller and Chief Investment
                                   Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

David H. Dievler, #                Independent Consultant. Until December              109               None
77                                 1994, he was Senior Vice President of
(1990)                             AllianceBernstein Corporation ("AB Corp.")
                                   (formerly, Alliance Capital Management
                                   Corporation) responsible for mutual fund
                                   administration. Prior to joining AB Corp.
                                   in 1984, he was Chief Financial Officer of
                                   Eberstadt Asset Management since 1968.
                                   Prior to that, he was a Senior Manager at
                                   Price Waterhouse & Co. Member of
                                   American Institute of Certified Public
                                   Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly, President of Save Venice,     108               None
65                                 Inc. (preservation organization) from 2001-2002,
(1992)                             Senior Advisor from June 1999-June 2000
                                   and President of Historic Hudson Valley (historic
                                   preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of AB Corp.
                                   (formerly, Alliance Capital Management Corporation).


25


AMERICAS GOVERNMENT INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

                                                                                   PORTFOLIOS
                                                                                     IN FUND              OTHER
     NAME, ADDRESS,*                           PRINCIPAL                             COMPLEX           DIRECTORSHIP
        AGE AND                               OCCUPATION(S)                        OVERSEEN BY           HELD BY
    (YEAR ELECTED**)                       DURING PAST 5 YEARS                       DIRECTOR           DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Michael J. Downey, #               Consultant since January 2004. Formerly,            108        Asia Pacific Fund, Inc.
63                                 managing partner of Lexington Capital, LLC                      and The Merger Fund
(2005)                             (investment advisory firm) from December 1997
                                   until December 2003. Prior thereto, Chairman
                                   and CEO of Prudential Mutual Fund Management
                                   from 1987 to 1993.

D. James Guzy, #                   Chairman of the Board of PLX Technology             108          Intel Corporation
70                                 (semi-conductors) and of SRC Computers Inc.,                   (semi-conductors) and
(2005)                             with which he has been associated since prior                 Cirrus Logic Corporation
                                   to 2002. He is also President of the Arbor                       (semi-conductors)
                                   Company (private family investments).

Nancy P. Jacklin, #                Formerly, U.S. Executive Director of the            108                None
58                                 International Monetary Fund (December
(2006)                             2002-May 2006); Partner, Clifford Chance
                                   (1992-2002); Senior Counsel, International
                                   Banking and Finance, and Associate General
                                   Counsel, Citicorp (1985-1992); Assistant General
                                   Counsel (International), Federal Reserve Board of
                                   Governors (1982-1985); and Attorney Advisor,
                                   U.S. Department of the Treasury (1973-1982).
                                   Member of the Bar of the District of Columbia
                                   and of New York; and member of the Council on
                                   Foreign Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture Associates (venture     108          The George Lucas
65                                 capital and consulting) since prior to 2002. From             Educational Foundation
(2005)                             2003 until May 31, 2006, he was CEO of Toppan                      and National
                                   Photomasks, Inc., Austin, Texas (semi-conductor                   Datacast, Inc.
                                   manufacturing services).

Earl D. Weiner, #                  Of Counsel, and Partner from 1976-2006, of          107                     None
67                                 the law firm Sullivan & Cromwell LLP,
(2007)                             specializing in investment management,
                                   corporate and securities law; member of Task
                                   Force on Fund Director's Guidebook, Federal
                                   Regulation of Securities Committee.

* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.

#   Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

*** Member of the Fair Value Pricing Committee.

+   Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


26


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.


  NAME, ADDRESS*           PRINCIPAL POSITION(S)                   PRINCIPAL OCCUPATION
    AND AGE                   HELD WITH FUND                       DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Marc O. Mayer             President and Chief          See biography above.
49                        Executive Officer

Philip L. Kirstein        Senior Vice President        Senior Vice President and Independent Compliance
61                        and Independent              Officer of the AllianceBernstein Funds, with which he
                          Compliance Officer           has been associated since October 2004. Prior thereto,
                                                       he was Of Counsel to Kirkpatrick & Lockhart, LLP from
                                                       October 2003 to October 2004, and General Counsel of
                                                       Merrill Lynch Investment Managers, L.P. since prior to
                                                       2002 until March 2003.

Paul J. DeNoon            Vice President               Senior Vice President of the Adviser**, with which he has
44                                                     been associated since prior to 2002.

Scott DiMaggio            Vice President               Vice President of the Adviser**, with which he has been
35                                                     associated since prior to 2002.

Michael L. Mon            Vice President               Vice President of the Adviser**, with which he has been
37                                                     associated since prior to 2002.

Douglas J. Peebles        Vice President               Executive Vice President of the Adviser**, with which he
41                                                     has been associated since prior to 2002.

Emilie D. Wrapp           Secretary                    Senior Vice President, Assistant General Counsel and
51                                                     Assistant Secretary of ABI**, with which she has been
                                                       associated since prior to 2002.

Joseph J. Mantineo        Treasurer and Chief          Senior Vice President of AllianceBernstein Investor
47                        Financial Officer            Services, Inc. ("ABIS")**, with which he has been
                                                       associated since prior to 2002.

Thomas R. Manley          Controller                   Vice President of the Adviser**, with which he has been
55                                                     associated since prior to 2002.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser,  ABI, ABIS and SCB & Co. are affiliates of the Fund.

   The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


27


AMERICAS GOVERNMENT INCOME PORTFOLIO
CONTINUANCE DISCLOSURE

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Americas Government Income Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

  1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

  2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

  3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

  4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

  5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

  6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

  7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

  8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

  9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

  10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

  11. the Adviser's representation that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio;


28


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

  12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

  13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

  14. the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


29


AMERICAS GOVERNMENT INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 9 to 7 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 14 to 11 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Lehman Brothers Aggregate Bond Index (the "Index") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (May 1994 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 4th quintile in the 1-year period, 5th quintile in the 3- and 5-year periods and 2nd quintile in the 10-year period, and in the Performance Universe comparison the Portfolio was in the 4th quintile in the 1- and 5-year periods, 5th quintile in the 3-year period and 2nd quintile in the 10-year period. The compar-


30


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

ative information showed that the Portfolio outperformed the Index in all periods reviewed except in the YTD period when it underperformed the Index. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., fixed income securities). They had previously received an oral presentation from the Adviser that supplemented such information.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 50 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 13 basis points, and that as a result the total compensation of 63 basis points received by the Adviser from the Portfolio pursuant to the Advisory Agreement was materially lower than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was slightly higher than the Expense Group median and somewhat higher than the Expense Universe median. The directors noted that the Portfolio's relatively small size (approximately $44 million as of June 30, 2006) caused the administrative expense reimbursement, which does not vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was satisfactory.


31


AMERICAS GOVERNMENT INCOME PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


32


AMERICAS GOVERNMENT INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Variable Product Series Fund (the "Fund") in respect of AllianceBernstein Americas Government Income Portfolio (the "Portfolio").(2) The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Fund, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the Portfolio as the investment option underlying their insurance contracts.

The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

  1. Advisory fees charged to institutional and other clients of the Adviser for like services;

  2.  Advisory fees charged by other mutual fund companies for like services;

  3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

  4. Profit margins of the Adviser and its affiliates from supplying such services;

  5.  Possible economies of scale as the Portfolio grows larger; and

  6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December
2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

              Net Assets             Advisory Fee
               09/30/06          Based on % of Average
Category       (million)            Daily Net Assets             Portfolio
-------------------------------------------------------------------------------
High Income     $44.7          50 bp on 1st $2.5 billion     Americas Government
                               45 bp on next $2.5 billion     Income Portfolio
                               40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $75,250 (0.13% of the Portfolio's average daily net assets) for such services.

(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Portfolio do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


33


AMERICAS GOVERNMENT INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

Set forth below are the Portfolio's latest fiscal year end total expense ratios:

Portfolio                Total Expense Ratio             Fiscal Year
-------------------------------------------------------------------------------
Americas Government        Class A  1.28%                December 31
Income Portfolio(4)        Class B  1.53%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of the costs are reimbursed by the Portfolio to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser manages AllianceBernstein Global Government Income Trust, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Government Income Trust:

                           AllianceBernstein
Portfolio                     Mutual Fund                  Fee Schedule
--------------------------------------------------------------------------------
Americas Government  Global Government Income Trust  0.50% on first $2.5 billion
Income Portfolio(5)                                  0.45% on next $2.5 billion
                                                     0.40% on the balance

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.


(4) Includes interest expense of 0.26%, relating to the short-term credit facility used by the Portfolio.

(5)  The fund is a clone of the Portfolio.


34


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed advisory fee relative to the median of the Portfolio's Lipper Expense Group ("EG") at the approximate current asset level of the Portfolio.(6)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.(7) An EG will typically consist of seven to twenty funds.

                                      Contractual       Lipper
                                       Management   Expense Group
Portfolio                                Fee(8)         Median            Rank
-------------------------------------------------------------------------------
Americas Government Income Portfolio     0.500           0.759            1/10

Lipper also compared the Portfolio's most recently completed fiscal year total expense ratio to the medians of the Portfolio's EG and Lipper Expense Universe ("EU"). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective as the subject Portfolio.(9)

                                       Expense      Lipper                   Lipper
                                        Ratio    Expense Group           Expense Universe
Portfolio                              (%)(10)     Median (%)     Rank       Median (%)       Rank
-----------------------------------------------------------------------------------------------------
Americas Government Income Portfolio    1.024        0.985        7/10         0.970         10/14


Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Portfolio decreased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor

(6) The contractual management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(7) Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

(8) The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(9) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(10) Most recently completed fiscal year Class A share total expense ratio.


35


AMERICAS GOVERNMENT INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------

common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolio's principal underwriter. The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the '40 Act. During the fiscal year ended December 31, 2005, ABI received $26,630 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI for distribution related services. ABI may in turn compensate brokers for their distribution assistance. ABI will pay for printing and distributing prospectuses or reports and advertising in connection with the offering of Class B shares to the public as well as fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. During the fiscal year ended December 31, 2005, the Adviser determined that it paid $95,950 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,(11) ABI paid approximately $125,000 in 2005 and expects to pay approximately $150,000 in 2006 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS").(12) ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(13)

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.


(11) Includes other Portfolios (Equity and Blend) of the Fund that are not discussed in this evaluation.

(12) It should be noted that the insurance companies to which the variable products are linked to provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

(13) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.


36


AllianceBernstein Variable Products Series Fund
-------------------------------------------------------------------------------


The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio(14) relative to the Portfolio's Lipper Performance Group ("PG")(15) and Lipper Performance Universe ("PU") for the periods ended June 30, 2006.(16) It should be noted that the Portfolio, which invests primarily in fixed income securities issued by federal or provincial governments of the U.S., Canada and Mexico, is classified by Lipper as a Global Income fund. As a result, some of the Portfolios' peers may have investment guidelines that would allow them to invest in other foreign markets that are restricted for the Portfolio, which would impact performance.

Americas
Government             Portfolio
Income Portfolio         Return     PG Median    PU Median   PG Rank    PU Rank
-------------------------------------------------------------------------------
1 year                   -0.51        0.96         0.68        7/9       11/14
3 year                    2.97        4.97         3.84        9/9       13/14
5 year                    5.13        9.72         8.23        9/9       11/14
10 year                   7.56        6.02         6.02        2/7        3/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold) versus its benchmark:(17)

                                                  Periods Ending June 30, 2006
                                                     Annualized Performance
---------------------------------------------------------------------------------------------
Portfolio                              1 Year    3 Year    5 Year    10 Year  Since Inception
---------------------------------------------------------------------------------------------
Americas Government Income Portfolio    -0.51     2.97      5.13      7.56         7.56
Lehman Brothers Aggregate Bond Index    -0.81     2.05      4.97      6.22         6.56



CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006


(14) The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

(15) The Portfolio's PG is not identical to the Portfolio's EG. No performance information was available for one of the Portfolio's peers. The Portfolio's PU is identical to the Portfolio's EU.

(16) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

(17) The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.


37





-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ANNUAL REPORT

DECEMBER 31, 2006


> ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 7, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein U.S. Government/High Grade Securities Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is high current income consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government or high-grade fixed-income securities rated A or better by S&P and Moody's or equivalent rating. The Portfolio's investments include mortgage-backed securities and repurchase agreements relating to U.S. Government securities. The Portfolio also may invest in investment-grade corporate and other debt securities. The Portfolio may invest in debt securities with a range of maturities from short- to long-term, and may enter into derivatives transactions, such as options, futures, forwards, or swap agreements. The Portfolio may also invest in qualifying bank deposits and enter into forward commitments. The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the one-, five- and 10-year periods ended December 31, 2006.

For the annual reporting period ended December 31, 2006, the Portfolio underperformed its benchmark. An underweight position in investment-grade corporate securities detracted from the Portfolio's performance for the one-year period. Security selection within asset-backed securities and commercial mortgage-backed securities also detracted from the Portfolio's performance. The Portfolio's underweight position in Treasury and Agency securities and overweight position in mortgages were positive factors for the year. The Portfolio's shorter-than-benchmark duration also added to relative returns.

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. fixed-income returns were generally weak during the first half of the annual reporting period ended December 31, 2006. These returns were buffeted by both higher interest rates and continued U.S. Federal Reserve (the "Fed") rate increases. The second half of the reporting period, however, saw a broad-based rally in both the fixed-income and equity markets, as the economy signaled slower growth, and the Fed ended its interest rate hike cycle. The Fed raised official rates 100 basis points in quarter-point increments during the year, and ended the annual reporting period at 5.25%. Yields across the maturity spectrum rose, as the Fed raised rates with the 10-year yield gaining 31 basis points to end the period at 4.70%. The Treasury yield curve remained flat, with no difference in yield spread between the two- and 30-year bonds.

The LB U.S. Aggregate Index returned 4.33% for the annual period. Within the Index, Treasuries returned 3.08% while Agencies returned 4.39%. Agencies outperformed Treasuries by 76 basis points on a duration-matched basis.

Investment-grade corporates retuned 4.30% for the annual reporting period, outperforming Treasuries by 126 basis points on a duration-matched basis. The sector produced positive returns for the year; healthy corporate fundamentals, the stable rate environment and moderating oil prices outweighed increasing event risk. Corporate bond spreads remained historically tight, with companies posting strong earnings and cash flows.

Mortgage-backed securities returned 5.22% for the annual reporting period, outperforming like-duration Treasuries by 122 basis points. Mortgages benefited from relatively low volatility and muted prepayment risk.

The Portfolio's duration remained slightly shorter than that of its benchmark. The Portfolio remained underweight in credit, as the Portfolio's investment team (the "Team") expected credit metrics to deteriorate and valuations to widen. The Team felt that the market was not adequately compensating for the likelihood of increased event risk.


1


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR 800.984.7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE PORTFOLIO'S QUOTED PERFORMANCE WOULD BE LOWER. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED LEHMAN BROTHERS (LB) U.S. AGGREGATE INDEX DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A WORD ABOUT RISK

A limited percentage of the Portfolio's assets will be invested in foreign fixed-income securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These types of transactions include the purchase and sale of futures contracts or options on futures contracts. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 10% of its total assets in illiquid securities or make loans of portfolio securities of up to 30% of its total assets. In addition, the Portfolio may also enter into repurchase agreements. These financial instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


2


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                           RETURNS
THE PORTFOLIO VS. ITS BENCHMARK               ---------------------------------
PERIODS ENDED DECEMBER 31, 2006                 1 YEAR     5 YEARS    10 YEARS
-------------------------------------------------------------------------------
AllianceBernstein U.S. Government/High Grade
  Securities Portfolio Class A                   3.93%      4.25%      5.41%

AllianceBernstein U.S. Government/High Grade
  Securities Portfolio Class B                   3.59%      3.98%      5.06%*

Lehman Brothers U.S. Aggregate Index             4.33%      5.06%      6.24%

*  Since inception of the Portfolio's Class B shares on 6/2/99.


ALLIANCEBERNSTEIN U.S. GOV'T/HIGH GRADE SECURITIES PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT
12/31/96 - 12/31/06

ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO CLASS A:
$16,931
LEHMAN BROTHERS U.S. AGGREGATE INDEX: $18,313

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          AllianceBernstein
                     U.S. Government/High Grade           Lehman Brothers
                    Securities Portfolio Class A        U.S. Aggregate Index
-------------------------------------------------------------------------------
     12/31/96                 $ 10,000                        $ 10,000
     12/31/97                 $ 10,868                        $ 10,966
     12/31/98                 $ 11,761                        $ 11,918
     12/31/99                 $ 11,473                        $ 11,820
     12/31/00                 $ 12,744                        $ 13,194
     12/31/01                 $ 13,749                        $ 14,308
     12/31/02                 $ 14,820                        $ 15,776
     12/31/03                 $ 15,396                        $ 16,423
     12/31/04                 $ 15,977                        $ 17,136
     12/31/05                 $ 16,293                        $ 17,552
     12/31/06                 $ 16,931                        $ 18,313

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein U.S. Government/High Grade Securities Portfolio Class A shares (from 12/31/96 to 12/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


3


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenes you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenes you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                    BEGINNING               ENDING
                                  ACCOUNT VALUE         ACCOUNT VALUE        EXPENSES PAID        ANNUALIZED
U.S. GOV'T/HIGH GRADE              JULY 1, 2006       DECEMBER 31, 2006      DURING PERIOD*     EXPENSE RATIO*
-----------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                 $1,000             $1,048.04              $3.97              0.77%
Hypothetical (5% return before
  expenses)                            $1,000             $1,021.32              $3.92              0.77%

CLASS B
Actual                                 $1,000             $1,046.64              $5.26              1.02%
Hypothetical (5% return before
  expenses)                            $1,000             $1,020.06              $5.19              1.02%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
SECURITY TYPE BREAKDOWN
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
SECURITY TYPE                                    U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Government/Agency Obligations                    $ 44,019,763          46.8%
Corporate Debt Obligations                         18,786,175          20.0
Commercial Mortgage Backed Securities              12,824,502          13.6
Asset Backed Securities                             5,444,324           5.8
Collateralized Mortgage Obligations                 5,060,755           5.4
Sovereign Debt Obligations                          3,914,785           4.2
                                                 ------------         ------
Total Investments*                                 90,050,304          95.8
Cash and receivables, net of liabilities            3,944,380           4.2
                                                 ------------         ------
Net Assets                                       $ 93,994,684         100.0%


*  Excludes short-term investments.


5


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
U. S. GOVERNMENT & GOVERNMENT SPONSORED
  AGENCY OBLIGATIONS-46.8%
MORTGAGE PASS THROUGHS-38.4%
Federal Gold Loan Mortgage Corp.
  4.50%, 8/01/35-10/01/35                            $  1,893     $   1,774,215
  5.00%, 4/01/21                                        1,098         1,078,572
Federal National Mortgage Association
  4.176%, 9/01/35 (a)                                     436           436,306
  4.246%, 9/01/34 (a)                                     410           412,531
  4.277%, 8/01/34 (a)                                     382           380,114
  4.50%, 10/01/20-2/01/21                               2,946         2,842,297
  4.636%, 7/01/35 (a)                                     400           398,299
  4.74%, 4/01/35 (a)                                      156           155,868
  5.00%, 4/01/19-2/01/36                                6,065         5,923,019
  5.50%, 4/01/33-5/01/36                               12,925        12,786,736
  5.803%, 3/01/36 (a)                                     519           522,694
  6.00%, TBA                                            1,805         1,816,844
  6.50%, 1/01/36                                          357           364,304
  6.50%, TBA                                            2,995         3,051,157
Government National Mortgage Association
  6.00%, 3/15/36                                        1,871         1,896,741
  6.00%, TBA                                            2,250         2,278,077
                                                                  -------------
                                                                     36,117,774
U.S. TREASURY BONDS-5.1%
United States Treasury Bonds
  4.50%, 2/15/36                                        4,500         4,279,221
  8.75%, 5/15/17                                          380           502,728
                                                                  -------------
                                                                      4,781,949
FEDERAL AGENCY-1.2%
Federal National Mortgage Association
  6.00%, 5/15/11                                        1,060         1,103,707

TREASURY INFLATION PROTECTED SECURITY-1.0%
United States Treasury Inflation Indexed Bonds
  1.875%, 7/15/13                                         956           923,980

FEDERAL AGENCY-COLLATERALIZED MORTGAGE
  OBLIGATIONS-0.9%
Fannie Mae Grantor Trust
  Series 2004-T5 Class AB4
  5.404%, 5/28/35 (a)                                      93            93,055
Freddie Mac Reference REMIC
  Series R007 Class AC
  5.875%, 5/15/16                                         761           762,682
                                                                  -------------
                                                                        855,737
U.S. TREASURY NOTE-0.2%
United States Treasury Note
  4.875%, 5/31/11                                         235           236,616

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $44,040,009)                                                 44,019,763

CORPORATE DEBT OBLIGATIONS-20.0%
INVESTMENT GRADE-19.8%
FINANCIAL INSTITUTIONS-6.7%
BANKING-3.1%
Bank of Tokyo-Mitsubishi UFJ Ltd. NY
  7.40%, 6/15/11                                          100           108,036
BARCLAYS BANK PLC
  8.55%, 9/29/49 (b) (c)                                  365           408,453
Huntington National Bank
  4.375%, 1/15/10                                         250           242,480
JPMorgan Chase & Co.
  6.75%, 2/01/11                                          315           331,163
MUFG Capital Finance 1 Ltd.
  6.346%, 7/29/49 (c)                                     105           106,563
RBS Capital Trust III
  5.512%, 9/29/49 (c)                                     335           331,113
Resona Preferred Global Securities Cayman Ltd.
  7.191%, 12/30/49 (b) (c)                                135           140,863
UBS Preferred Funding Trust 1
  8.622%, 10/01/30 (c)                                    180           198,996
UFJ Finance Aruba AEC
  6.75%, 7/15/13                                          240           256,121
Wachovia Capital Trust III
  5.80%, 8/29/49 (c)                                      180           181,486
Washington Mutual, Inc.
  4.00%, 1/15/09                                          310           302,245
Wells Fargo & Co.
  4.20%, 1/15/10                                          195           189,968
Zions Bancorporation
  5.50%, 11/16/15                                         135           132,817
                                                                  -------------
                                                                      2,930,304
BROKERAGE-0.3%
Goldman Sachs Group, Inc.
  4.75%, 7/15/13                                          165           159,273
  5.125%, 1/15/15                                         110           107,478
                                                                  -------------
                                                                        266,751
FINANCE-1.7%
American General Finance Corp.
  Series I
  4.625%, 5/15/09                                         340           334,632
Capital One Bank
  6.50%, 6/13/13                                          140           147,578
CIT Group, Inc.
  7.75%, 4/02/12                                          370           407,929


6


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
Countrywide Home Loans, Inc.
  Series K
  4.25%, 12/19/07                                      $  265     $     262,177
  Series L
  4.00%, 3/22/11                                          235           223,099
General Electric Capital Corp.
  Series A
  4.375%, 11/21/11                                         35            33,790
Household Finance Corp.
  7.00%, 5/15/12                                          115           123,991
iStar Financial, Inc.
  5.15%, 3/01/12                                          125           121,567
                                                                  -------------
                                                                      1,654,763
INSURANCE-1.4%
Assurant, Inc.
  5.625%, 2/15/14                                         155           154,580
Humana, Inc.
  6.30%, 8/01/18                                          215           216,567
Liberty Mutual Group, Inc.
  5.75%, 3/15/14 (b)                                      145           144,462
WellPoint, Inc.
  4.25%, 12/15/09                                         320           311,052
Zurich Capital Trust I
  8.376%, 6/01/37 (b)                                     490           513,603
                                                                  -------------
                                                                      1,340,264
REAL ESTATE INVESTMENT TRUSTS-0.2%
Simon Property Group LP
  6.375%, 11/15/07                                        145           146,117
                                                                  -------------
                                                                      6,338,199
INDUSTRIAL-10.1%
BASIC INDUSTRY-0.7%
International Paper Co.
  5.30%, 4/01/15                                          220           212,016
Ispat Inland ULC
  9.75%, 4/01/14                                           95           106,163
Lubrizol Corp.
  4.625%, 10/01/09                                        120           117,713
Westvaco Corp.
  8.20%, 1/15/30                                           75            84,098
Weyerhaeuser Co.
  5.95%, 11/01/08                                         175           176,399
                                                                  -------------
                                                                        696,389
CAPITAL GOODS-1.1%
Hutchison Whampoa International Ltd.
  7.45%, 11/24/33 (b)                                     185           213,311
Textron Financial Corp.
  Series E
  4.125%, 3/03/08                                         315           310,578
Textron, Inc.
  6.375%, 11/15/08                                        125           127,364
Tyco International Group, SA
  6.00%, 11/15/13                                         155           160,374
Waste Management, Inc.
  6.875%, 5/15/09                                         205           211,919
                                                                  -------------
                                                                      1,023,546
COMMUNICATIONS-MEDIA-2.0%
AT&T Broadband Corp.
  9.455%, 11/15/22                                        160           207,190
British Sky Broadcasting PLC
  6.875%, 2/23/09                                         100           102,944
BSKYB Finance United Kingdom PLC
  5.625%, 10/15/15 (b)                                    210           205,673
Comcast Cable Communications LLC
  6.875%, 6/15/09                                         250           258,611
Comcast Corp.
  5.30%, 1/15/14                                          155           151,816
  5.50%, 3/15/11                                          275           276,160
News America, Inc.
  6.55%, 3/15/33                                          125           125,609
RR Donnelley & Sons Co.
  4.95%, 4/01/14                                           65            59,945
Time Warner Entertainment Co. LP
  8.375%, 3/15/23                                         250           293,290
WPP Finance United Kingdom Corp.
  5.875%, 6/15/14                                         175           174,693
                                                                  -------------
                                                                      1,855,931
COMMUNICATIONS-TELECOMMUNICATIONS-3.0%
AT&T Corp.
  8.00%, 11/15/31                                          60            74,441
British Telecommunications PLC
  8.625%, 12/15/10 (d)                                    335           373,863
CenturyTel, Inc.
  Series G
  6.875%, 1/15/28                                         150           145,385
Embarq Corp.
  6.738%, 6/01/13                                          20            20,470
New Cingular Wireless
  Services, Inc.
  7.875%, 3/01/11                                         415           452,669
  8.75%, 3/01/31                                          120           155,948
Sprint Capital Corp.
  8.375%, 3/15/12                                         490           544,577
Telecom Italia Capital, SA
  4.00%, 11/15/08-11/15/10                                500           479,721
  6.375%, 11/15/33                                         75            70,862
Verizon Global Funding Corp.
  4.90%, 9/15/15                                          140           133,523
Verizon New Jersey, Inc.
  Series A
  5.875%, 1/17/12                                         170           172,215


7


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
Vodafone Group PLC
  5.50%, 6/15/11                                       $  230     $     230,584
                                                                  -------------
                                                                      2,854,258
CONSUMER CYCLICAL - AUTOMOTIVE-0.1%
DaimlerChrysler NA Holding Corp.
  4.875%, 6/15/10                                         110           107,228

CONSUMER CYCLICAL - OTHER-0.7%
Centex Corp.
  5.45%, 8/15/12                                          139           136,769
Starwood Hotels & Resorts Worldwide, Inc.
  7.375%, 11/15/15                                        179           183,260
  7.875%, 5/01/12                                         187           197,494
Toll Brothers Finance Corp.
  6.875%, 11/15/12                                         95            97,951
                                                                  -------------
                                                                        615,474
CONSUMER NON-CYCLICAL-1.4%
Altria Group, Inc.
  7.75%, 1/15/27                                          170           206,191
ConAgra Foods, Inc.
  7.875%, 9/15/10                                         102           110,382
Kraft Foods, Inc.
  4.125%, 11/12/09                                        415           402,526
  5.25%, 10/01/13                                         220           217,219
Safeway, Inc.
  4.125%, 11/01/08                                         73            71,302
  4.80%, 7/16/07                                           85            84,670
Wyeth
  5.50%, 2/01/14                                          186           186,954
                                                                  -------------
                                                                      1,279,244
ENERGY-0.4%
Amerada Hess Corp.
  7.875%, 10/01/29                                        165           192,603
Valero Energy Corp.
  6.875%, 4/15/12                                         180           190,316
                                                                  -------------
                                                                        382,919
TECHNOLOGY-0.7%
Cisco Systems, Inc.
  5.25%, 2/22/11                                           90            90,226
IBM Corp.
  4.375%, 6/01/09                                          90            88,452
Motorola, Inc.
  7.625%, 11/15/10                                         22            23,688
Oracle Corp.
  5.25%, 1/15/16                                          430           420,925
                                                                  -------------
                                                                        623,291
                                                                  -------------
                                                                      9,438,280
UTILITIES-3.0%
ELECTRIC-2.8%
Carolina Power & Light Co.
  6.50%, 7/15/12                                          335           351,035
Consumers Energy Co. Series C
  4.25%, 4/15/08                                          130           128,021
Duke Capital LLC
  8.00%, 10/01/19                                         250           290,639
Exelon Corp.
  6.75%, 5/01/11                                          220           230,008
FirstEnergy Corp.
  Series B
  6.45%, 11/15/11                                         205           213,776
  Series C
  7.375%, 11/15/31                                        215           244,850
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12                                        135           137,423
Nisource Finance Corp.
  7.875%, 11/15/10                                        190           204,984
Pacific Gas & Electric Co.
  4.80%, 3/01/14                                          215           206,082
Progress Energy, Inc.
  7.10%, 3/01/11                                           73            77,741
Public Service Company of Colorado
  7.875%, 10/01/12                                        100           112,198
SPI Electricity & Gas Australia Holdings Pty Ltd.
  6.15%, 11/15/13 (B)                                     235           243,504
Xcel Energy, Inc.
  7.00%, 12/01/10                                         210           221,494
                                                                  -------------
                                                                      2,661,755
NATURAL GAS-0.2%
Duke Energy Field Services LLC
  7.875%, 8/16/10                                          70            75,295
Enterprise Products Operating LP
  Series B
  5.60%, 10/15/14                                         125           122,767
                                                                  -------------
                                                                        198,062
                                                                  -------------
                                                                      2,859,817

Total Investment Grade
  (cost $18,537,633)                                                 18,636,296

NON-INVESTMENT GRADE-0.2%
INDUSTRIAL-0.2%
BASIC INDUSTRY-0.2%
Packaging Corp. of America
  5.75%, 8/01/13
  (cost $152,060)                                         155           149,879

Total Corporate Debt Obligations
  (cost $18,689,693)                                                 18,786,175


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES-13.6%
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A2
  5.787%, 5/11/35                                      $  337     $     343,459
  Series 2004-4 Class A3
  4.128%, 7/10/42                                         410           398,656
  Series 2004-6 Class A2
  4.161%, 12/10/42                                        525           509,552
  Series 2005-6 Class A4
  5.181%, 9/10/47 (c)                                     680           677,349
Bear Stearns Commercial Mortgage Securities
  Series 2005-PWR7 Class A3
  5.116%, 2/11/41 (c)                                     505           498,268
  Series 2005-T18 Class A4
  4.933%, 2/13/42 (c)                                     530           515,756
CS First Boston Mortgage Securities Corp.
  Series 2003-CK2 Class A2
  3.861%, 3/15/36                                         360           352,238
  Series 2005-C1 Class A4
  5.014%, 2/15/38 (c)                                     450           440,245
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Class A3FX
  4.863%, 7/10/45                                         455           449,881
Greenwich Capital Commercial Funding Corp.
  Series 2003-C1 Class A4
  4.111%, 7/05/35                                         450           422,852
  Series 2005-GG3 Class A2
  4.305%, 8/10/42                                         530           515,958
GS Mortgage Securites Corp. II
  Series 2004-GG2 Class A6
  5.396%, 8/10/38 (c)                                     300           301,392
JPMorgan Chase Commercial Mortgage Securities Corp.
  Series 2004-C1 Class A2
  4.302%, 1/15/38                                          95            91,462
  Series 2005-LDP1 Class A4
  5.038%, 3/15/46 (c)                                     550           537,933
  Series 2005-LDP3 Class A2
  4.851%, 8/15/42                                         405           399,397
  Series 2005-LDP4 Class A2
  4.790%, 10/15/42                                        465           457,674
  Series 2005-LDP5 Class A2
  5.198%, 12/15/44                                        360           359,039
  Series 2006-CB14 Class A4
  5.481%, 12/12/44 (c)                                    195           196,569
  Series 2006-CB15 Class A4
  5.814%, 6/12/43 (c)                                     290           299,297
LB-UBS Commercial Mortgage Trust
  Series 2003-C3 Class A4
  4.166%, 5/15/32                                         430           404,879
  Series 2004-C4 Class A4
  5.133%, 6/15/29 (c)                                     830           837,546
  Series 2004-C8 Class A2
  4.201%, 12/15/29                                        420           408,088
  Series 2005-C1 Class A4
  4.742%, 2/15/30                                         365           351,544
  Series 2005-C7 Class A4
  5.197%, 11/15/30 (c)                                    340           336,634
  Series 2006-C1 Class A4
  5.156%, 2/15/31                                         485           478,793
  Series 2006-C6 Class A4
  5.372%, 9/15/39                                         530           530,323
Merrill Lynch Mortgage Trust
  Series 2005-CKI1 Class A6
  5.244%, 11/12/37 (c)                                    280           279,200
  Series 2005-MKB2 Class A2
  4.806%, 9/12/42                                         655           646,159
Merrill Lynch/Countrywide Commercial Mortgage Trust
  Series 2006-2 Class A4
  5.91%, 6/12/46 (c)                                      145           151,558
Morgan Stanley Capital I
  Series 2005-T17 Class A5
  4.78%, 12/13/41                                         655           632,801

Total Commercial Mortgage Backed Securities
  (cost $12,958,874)                                                 12,824,502

ASSET-BACKED SECURITIES-5.8%
Asset Backed Funding Certificates
  Series 2003-WF1 Class A2
  6.07%, 12/25/32 (a)                                     136           136,206
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1 Class 1A1
  5.47%, 4/25/22 (a)                                       82            82,305
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Class A3A
  4.10%, 6/15/08                                          349           347,949
Capital One Prime Auto Receivables Trust
  Series 2005-1 Class A3
  4.32%, 8/15/09                                          649           644,576
Citifinancial Mortgage Securities, Inc.
  Series 2003-1 Class AFPT
  3.36%, 1/25/33 (e)                                      116           105,863
Credit-Based Asset Servicing and Securitization LLC
  Series 2003-CB1 Class AF
  3.45%, 1/25/33 (e)                                      252           239,435
  Series 2005-CB7 Class AF2
  5.975%, 11/25/35 (e)                                    260           258,095
Dunkin Securitization
  Series 2006-1 Class A2
  5.779%, 6/20/31 (b)                                     100           101,350


9


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
GE-WMC Mortgage Securities LLC
  Series 2005-2 Class A2B
  5.49%, 12/25/35 (a)                                  $  285     $     285,145
HFC Home Equity Loan Asset Backed Certificates
  Series 2005-3 Class A1
  5.58%, 1/20/35 (a)                                      231           231,335
Home Equity Mortgage Trust
  Series 2005-2 Class A1
  5.50%, 7/25/35 (a)                                       24            23,765
  Series 2005-4 Class A3
  4.742%, 1/25/36 (e)                                     305           301,746
  Series 2006-1 Class A2
  5.30%, 5/25/36 (e)                                      120           119,623
Indymac Residential Asset Backed Trust
  Series 2006-D Class 2A2
  5.43%, 11/25/36 (a)                                     490           490,113
Providian Gateway Master Trust
  Series 2004-DA Class A
  3.35%, 9/15/11 (b)                                      360           354,999
RAAC Series
  Series 2006-SP3 Class A1
  5.40%, 8/25/36 (a)                                      199           199,257
Residential Asset Mortgage Products, Inc.
  Series 2005-RS3 Class AIA2
  5.49%, 3/25/35 (a)                                      273           273,359
  Series 2005-RZ1 Class A2
  5.52%, 4/25/35 (a)                                      385           385,362
Residential Asset Securities Corp.
  Series 2002-KS7 Class A2
  5.69%, 11/25/32 (a)                                      60            59,820
Residential Funding Mortgage Securities II, Inc.
  Series 2005-HI2 Class A3
  4.46%, 5/25/35                                          225           221,066
Saxon Asset Securities Trust
  Series 2005-4 Class A2B
  5.50%, 11/25/37 (a)                                     300           300,141
Specialty Underwriting & Residential Finance
  Series 2006-BC1 Class A2A
  5.40%, 12/25/36 (a)                                     160           160,109
Structured Asset Investment Loan Trust
  Series 2006-1 Class A1
  5.40%, 1/25/36 (a)                                      123           122,705

Total Asset-Backed Securities
  (cost $5,470,799)                                                   5,444,324

COLLATERALIZED MORTGAGE OBLIGATIONS-5.4%
Bear Stearns ALT-A Trust
  Series 2005-10 Class 24A1
  5.947%, 1/25/36 (c)                                     359           361,408
  Series 2006-2 Class 23A1
  5.975%, 3/25/36 (c)                                     388           390,223
  Series 2006-3 Class 22A1
  6.232%, 5/25/36 (c)                                     217           219,104
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Class 1A4
  5.111%, 5/25/35 (c)                                     522           515,336
  Series 2006-AR1 Class 3A1
  5.50%, 3/25/36 (a)                                      646           645,628
Countrywide Alternative Loan Trust
  Series 2005-62 Class 2A1
  5.664%, 12/25/35 (a)                                    258           258,329
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Class 4A1
  6.252%, 5/25/36 (c)                                     274           276,945
Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A1 Class 2A1
  6.20%, 3/25/36 (c)                                      388           393,751
Morgan Stanley Mortgage Loan Trust
  Series 2006-11 Class 1A2
  6.354%, 8/25/36 (c)                                     290           291,902
Residential Accredit Loans, Inc.
  Series 2007-QS1 Class A1
  6.00%, 1/25/37                                          350           352,678
Residential Funding Mortgage Securities I
  Series 2005-SA3 Class 3A
  5.238%, 8/25/35 (c)                                     340           337,207
Structured Adjustable Rate Mortgage Loan
  Series 2006-3 Class 2A1
  6.008%, 4/25/36 (c)                                     332           337,521
Washington Mutual, Inc.
  Series 2005-AR2 Class 2A22
  5.570%, 1/25/45 (a)                                     103           103,064
Wells Fargo Mortgage Backed Securities Trust
  Series 2006-AR11 Class A4
  5.537%, 8/25/36 (c)                                     581           577,659

Total Collateralized Mortgage Obligations
  (cost $5,045,163)                                                   5,060,755

U.S DOLLAR SOVEREIGN DEBT-4.2%
Russian Federation
  5.00%, 3/31/30 (b)(e)                                 1,730         1,957,495
United Mexican States
  5.625%, 1/15/17                                       1,490         1,491,490
  7.50%, 1/14/12                                          425           465,800

Total U.S. Dollar Sovereign Debt
  (cost $3,696,045)                                                   3,914,785


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-11.1%
U.S. GOVERNMENT & GOVERNMENT SPONSORED
  AGENCY OBLIGATIONS-8.1%
Federal Home Loan Bank
  Zero coupon, 2/14/07                               $  2,705     $   2,688,810
Federal Home Loan Mortgage Corp.
  Zero coupon, 2/28/07                                  2,760         2,737,975
Federal National Mortgage Association
  Zero coupon, 1/11/07                                  2,170         2,167,522
                                                                  -------------
                                                                      7,594,307
TIME DEPOSIT-3.0%
The Bank of New York
  4.25%, 1/02/07                                        2,860         2,860,000

Total Short-Term Investments
  (cost $10,452,151)                                                 10,454,307

TOTAL INVESTMENTS-106.9%
  (cost $100,352,734)                                               100,504,611
Other assets less liabilities-(6.9%)                                 (6,509,927)

NET ASSETS-100%                                                   $  93,994,684


INTEREST RATE SWAP CONTRACT (SEE NOTE D)

                                                      RATE TYPE
                                            ----------------------------
                    NOTIONAL                   PAYMENTS      PAYMENTS       UNREALIZED
       SWAP          AMOUNT   TERMINATION       MADE BY     RECEIVED BY    APPRECIATION
  COUNTERPARTY       (000)       DATE          THE FUND      THE FUND     (DEPRECIATION)
------------------------------------------------------------------------------------------
Lehman Brothers     $3,505     11/02/07     3 Month LIBOR      4.814%       $ (21,080)
Lehman Brothers      1,000      3/02/16     3 Month LIBOR      5.063            4,448
Lehman Brothers      1,500     12/04/11     3 Month LIBOR      4.850          (17,111)


(a)  Floating rate security. Stated rate was in effect at December 31, 2006.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate market value of these securities amounted to $4,283,713 or 4.6% of net assets.

(c)  Variable rate coupon, rate shown as of December 31, 2006.

(d) The coupon on this security varies along with its rating. For each rating downgrade by either Moody's or Standard & Poors, the coupon increases by 25 basis points. The coupon decreases by 25 basis points for each upgrade of its rating. Minimum coupon is 8.125%. The security is currently Baa1/BBB+.

(e) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2006.

Glossary of Terms:

LIBOR - London Interbank Offered Rate

TBA - To Be Assigned

See Notes to Financial Statements.


11


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $100,352,734)         $ 100,504,611
  Cash                                                                    2,179
  Unrealized appreciation of interest rate swap contracts                 4,448
  Receivable for investment securities sold                           1,954,584
  Interest receivable                                                   684,288
  Receivable for capital stock sold                                     295,076
  Total assets                                                      103,445,186

LIABILITIES
  Unrealized depreciation of interest rate swap contracts                38,191
  Payable for investment securities purchased                         9,245,101
  Advisory fee payable                                                   36,122
  Administrative fee payable                                             21,750
  Payable for capital stock redeemed                                      5,399
  Distribution fee payable                                                4,763
  Transfer Agent fee payable                                                 65
  Accrued expenses                                                       99,111
  Total liabilities                                                   9,450,502

NET ASSETS                                                        $  93,994,684

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $       7,998
  Additional paid-in capital                                         90,632,735
  Undistributed net investment income                                 4,148,310
  Accumulated net realized loss on investment transactions             (912,493)
  Net unrealized appreciation of investments                            118,134
                                                                  $  93,994,684

NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                        SHARES         NET ASSET
CLASS               NET ASSETS       OUTSTANDING         VALUE
---------------------------------------------------------------------
A                  $71,654,575        6,084,505         $11.78
B                  $22,340,109        1,913,862         $11.67


See Notes to Financial Statements.


12


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $  5,008,478

EXPENSES
  Advisory fee                                                          448,128
  Distribution fee--Class B                                              58,568
  Transfer agency--Class A                                                2,334
  Transfer agency--Class B                                                  721
  Custodian                                                             145,877
  Administrative                                                         86,750
  Audit                                                                  37,500
  Printing                                                               36,104
  Legal                                                                   7,704
  Directors' fees                                                         1,400
  Miscellaneous                                                           3,927
  Total expenses                                                        829,013
  Net investment income                                               4,179,465

REALIZED AND UNREALIZED LOSS ON INVESTMENT TRANSACTIONS
  Net realized loss on:
    Investment transactions                                            (469,452)
    Swap contracts                                                      (18,944)
  Net change in unrealized appreciation/depreciation of:
    Investments                                                         (72,695)
    Swap contracts                                                      (34,911)
Net loss on investment transactions                                    (596,002)

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  3,583,463


See Notes to Financial Statements.


13


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                  DECEMBER 31,     DECEMBER 31,
                                                     2006             2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $    4,179,465   $    3,966,975
  Net realized loss on investment
    transactions                                      (488,396)        (344,511)
  Net change in unrealized
    appreciation/depreciation
    of investments                                    (107,606)      (1,396,285)
  Net increase in net assets from
    operations                                       3,583,463        2,226,179

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM
  Net investment income
    Class A                                         (3,081,304)      (2,754,338)
    Class B                                           (907,122)        (705,193)
  Net realized gain on investment
    transactions
    CLASS A                                                 -0-      (2,609,373)
    Class B                                                 -0-        (726,434)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                     (13,645,101)     (15,673,115)
  Total decrease                                   (14,050,064)     (20,242,274)

NET ASSETS
  Beginning of period                              108,044,748      128,287,022
  End of period (including
    undistributed net investment
    income of $4,148,310 and
    $3,967,681, respectively)                   $   93,994,684   $  108,044,748


See Notes to Financial Statements.


14


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein U.S. Government/High Grade Securities Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek high current income consistent with preservation of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.


15


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various shares classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .60% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                   PURCHASES          SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $   21,808,991   $   26,215,921
U.S. government securities                         297,558,472      306,831,017

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Cost                                                             $  100,358,421
Gross unrealized appreciation                                    $      864,434
Gross unrealized depreciation                                          (718,244)
Net unrealized appreciation                                      $      146,190

1. SWAP AGREEMENTS

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.


17


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

In accordance with Financial Accounting Standards Board Statement No. 133, the Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a compontent of net change in unrealized appreciation/depreciation of investments.

2. DOLLAR ROLLS

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                SHARES                       AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              550,917       372,822   $   6,425,976   $   4,471,948
Shares issued
  in reinvestment
  of dividends and
  distributions          273,408       453,782       3,081,304       5,363,710
Shares redeemed       (1,788,599)   (2,125,694)    (20,867,204)    (25,485,309)
Net decrease            (964,274)   (1,299,090)  $ (11,359,924)  $ (15,649,651)

CLASS B
Shares sold              249,876       449,657   $   2,910,537   $   5,373,478
Shares issued
  in reinvestment
  of dividends and
  distributions           81,065       122,049         907,122       1,431,628
Shares redeemed         (526,368)     (575,530)     (6,102,836)     (6,828,570)
Net decrease            (195,427)       (3,824)  $  (2,285,177)  $     (23,464)


NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $    3,988,426   $    5,187,497
  Net long-term capital gains                           -0-       1,607,840
Total taxable distributions                      3,988,426        6,795,338
Total distributions paid                    $    3,988,426   $    6,795,338

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $    4,130,972
Accumulated capital and other losses                               (906,806)(a)
Unrealized appreciation/(depreciation)                              129,785(b)
Total accumulated earnings/(deficit)                         $    3,353,951

(a) On December 31, 2006, the Portfolio had a net capital loss carryforward of $904,187, all of which expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. For the year ended December 31, 2006, the Portfolio deferred to January 1, 2007, post October long term capital losses of $2,619.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the recognition for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps and paydown gains/losses resulted in a net decrease in undistributed net investment income, and a net decrease to accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


19


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


21


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


22


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.82       $12.28       $12.56       $12.54       $12.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .50          .41          .32(b)       .26          .42
Net realized and unrealized gain (loss)
  on investment transactions                    (.06)        (.17)         .12          .23          .49
Net increase in net asset value
  from operations                                .44          .24          .44          .49          .91

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.48)        (.36)        (.36)        (.37)        (.37)
Distributions from net realized gain on
  investment transactions                         -0-        (.34)        (.36)        (.10)          -0-
Total dividends and distributions               (.48)        (.70)        (.72)        (.47)        (.37)
Net asset value, end of period                $11.78       $11.82       $12.28       $12.56       $12.54

TOTAL RETURN
Total investment return based on
  net asset value (c)                           3.93%        1.98%        3.77%        3.88%        7.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $71,655      $83,329     $102,543     $129,194     $164,265
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                               .77%(d)      .71%         .68%         .77%         .82%
  Expenses, before waivers and
    reimbursements                               .77%(d)      .71%         .78%         .77%         .82%
  Net investment income                         4.25%(d)     3.37%        2.46%(b)     2.10%        3.49%
Portfolio turnover rate                          327%         529%         662%         748%         551%


See footnote summary on page 24.


23


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $11.72       $12.18       $12.47       $12.47       $11.94

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .46          .38          .28(b)       .24          .39
Net realized and unrealized gain (loss)
  on investment transactions                    (.06)        (.17)         .13          .21          .49
Net increase in net asset value
  from operations                                .40          .21          .41          .45          .88

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.33)        (.34)        (.35)        (.35)
Distributions from net realized gain on
  investment transactions                         -0-        (.34)        (.36)        (.10)          -0-
Total dividends and distributions               (.45)        (.67)        (.70)        (.45)        (.35)
Net asset value, end of period                $11.67       $11.72       $12.18       $12.47       $12.47

TOTAL RETURN
Total investment return based on
  net asset value (c)                           3.59%        1.75%        3.52%        3.61%        7.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $22,340      $24,716      $25,744      $21,982      $10,602
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                              1.02%(d)      .96%         .93%        1.03%        1.07%
  Expenses, before waivers and
    reimbursements                              1.02%(d)      .96%        1.03%        1.03%        1.07%
  Net investment income                         4.01%(d)     3.14%        2.19%(b)     1.89%        3.25%
Portfolio turnover rate                          327%         529%         662%         748%         551%


(a)  Based on average shares outstanding.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.


24


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein U.S. Government/High Grade Securities Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein U.S. Government/High Grade Securities Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 12, 2007


25


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
NANCY P. JACKLIN(1)
MARSHALL C. TURNER, JR.(1)
EARL D. WEINER(1)


OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer ALISON M. MARTIER(2), Vice President
GREG J. WILENSKY(2), VICE PRESIDENT
EMILIE D. WRAPP, Secretary
JOSEPH J. MANTINEO, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller


CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENTS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the U.S. Investment Grade Fixed Income Team. Ms. Alison Martier and Mr. Greg Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


26


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                    PORTFOLIOS
                                                                                     IN FUND           OTHER
   NAME, ADDRESS*,                           PRINCIPAL                                COMPLEX       DIRECTORSHIP
        AGE                                OCCUPATION(S)                            OVERSEEN BY       HELD BY
  (YEAR ELECTED**)                      DURING PAST 5 YEARS                          DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                Executive Vice President of the Adviser                 108         SCB Partners,
1345 Avenue of the Americas     since prior to 2002, and Executive Managing                       Inc. and SCB, Inc.
New York, NY 10105              Director of AllianceBernstein Investments,
49                              Inc. ("ABI") since 2003; prior thereto, he
(2005)                          was head of AllianceBernstein Institutional
                                Investments, a unit of the Adviser, from
                                2001-2003. Prior thereto, Chief Executive
                                Officer of Sanford C. Bernstein & Co., LLC
                                (institutional research and brokerage arm
                                of Bernstein & Co. LLC) and its predecessor
                                since prior to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #        Investment adviser and an independent                   110             None
Chairman of the Board           consultant. He was formerly Senior Manager
74                              of Barrett Associates, Inc., a registered
(1990)                          investment adviser, with which he had been
                                associated since prior to 2002. He was formerly
                                Deputy Comptroller and Chief Investment
                                Officer of the State of New York and, prior
                                thereto, Chief Investment Officer of the
                                New York Bank for Savings.

David H. Dievler, #             Independent consultant. Until December                  109             None
77                              1994, he was Senior Vice President of
(1990)                          AllianceBernstein Corporation ("AB
                                Corp.", formerly Alliance Capital
                                Management Corporation ("ACMC"))
                                responsible for mutual fund administration.
                                Prior to joining AB Corp. in 1984, he
                                was Chief Financial Officer of Eberstadt
                                Asset Management since 1968. Prior to
                                that, he was a Senior Manager at Price
                                Waterhouse & Co.  Member of American
                                Institute of Certified Public Accountants
                                since 1953.

John H. Dobkin, #               Consultant. Formerly President of Save                  108             None
65                              Venice, Inc. (preservation organization) from
(1992)                          2001-2002, Senior Advisor from June 1999-
                                June 2000 and President of Historic Hudson
                                Valley (historic preservation) from December
                                1989-May 1999. Previously, Director of the
                                National Academy of Design and during 1988
                                -1992, Director and Chairman of the Audit
                                Committee of AB Corp. (formerly ACMC).


27


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
MANAGEMENT OF THE FUND
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                    PORTFOLIOS
                                                                                     IN FUND           OTHER
   NAME, ADDRESS*,                           PRINCIPAL                                COMPLEX       DIRECTORSHIP
        AGE                                OCCUPATION(S)                            OVERSEEN BY       HELD BY
  (YEAR ELECTED**)                      DURING PAST 5 YEARS                          DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #            Consultant since January 2004. Formerly                 108    Asia Pacific Fund, Inc.
63                              managing partner of Lexington Capital,                           and The Merger Fund
(2005)                          LLC (investment advisory firm) from
                                December 1997 until December 2003. Prior
                                thereto, Chairman and CEO of Prudential
                                Mutual Fund Management from 1987
                                to 1993.

D. James Guzy, #                Chairman of the Board of PLX Technology                 108      Intel Corporation
70                              (semi-conductors) and of SRC Computers                         (semi-conductors) and
(2005)                          Inc., with which he has been associated                      Cirrus Logic Corporation
                                since prior to 2002. He is also President                        (semi-conductors)
                                of the Arbor Company (private family
                                investments).

Nancy P. Jacklin, #             Formerly U.S. Executive Director of the                 108             None
58                              International Monetary Fund (December
(2006)                          2002-May 2006); Partner, Clifford Chance
                                (1992-2002); Senior Counsel, International
                                Banking and Finance, and Associate General
                                Counsel, Citicorp (1985-1992); Assistant
                                General Counsel (International), Federal
                                Reserve Board of Governors (1982-1985);
                                and Attorney Advisor, U.S. Department of
                                the Treasury (1973-1982). Member of the
                                Bar of the District of Columbia and of
                                New York; and member of the Council
                                on Foreign Relations.

Marshall C. Turner, Jr., #      Principal of Turner Venture Associates since            108       The George Lucas
65                              prior to 2002. From 2003 until May 31, 2006,                         Educational
(2005)                          he was CEO of Toppan Photomasks, Inc.,                             Foundation and
                                Austin, Texas (semi-conductor manufacturing                    National Datacast, Inc.
                                services).

Earl D. Weiner, #               Of-counsel, and Partner from 1976 to 2006,              107             None
67                              of the law firm Sullivan & Cromwell LLP,
(2007)                          specializing in investment management,
                                corporate and securities law; member of
                                Task Force on Fund Director's Guidebook,
                                Federal Regulation of Securities Committee.


* The address for each of the Portfolio's disinterested Directors is c/o AllianceBernstein, L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


28


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

   NAME, ADDRESS*,           PRINCIPAL POSITION(S)                    PRINCIPAL OCCUPATION
        AGE                     HELD WITH FUND                         DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer               President and Chief         See biography above.
49                          Executive Officer

Philip L. Kirstein          Senior Vice President       Senior Vice President and Independent Compliance
61                          and Independent             Officer of the AllianceBernstein Funds, with which he
                            Compliance Officer          has been associated since October 2004. Prior thereto,
                                                        he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                        from October 2003 to October 2004, and General
                                                        Counsel of Merrill Lynch Investment Managers, L.P.
                                                        since prior to 2002 until March 2003.

Alison M. Martier           Vice President              Senior Vice President of the Adviser**, with which she
50                                                      has been associated since prior to 2002.

Greg J. Wilensky            Vice President              Vice President of the Adviser**, and Director of Stable
39                                                      Value Investments, with which he has been associated
                                                        since prior to 2002.

Emilie D. Wrapp             Secretary                   Senior Vice President, Assistant General Counsel and
51                                                      Assistant Secretary of ABI**, with which she has been
                                                        associated since prior to 2002.

Joseph J. Mantineo          Treasurer and Chief         Senior Vice President of AllianceBernstein Investor
47                          Financial Officer           Services, Inc. ("ABIS")**, with which he has been
                                                        associated since prior to 2002.

Thomas R. Manley            Controller                  Vice President of the Adviser**, with which he has been
55                                                      associated since prior to 2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at
(800) 227-4618 for a free prospectus or SAI.


29


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein U.S. Government/High Grade Securities Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;


30


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


31


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 7 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 21 to 19 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Lehman Brothers Government Bond Index (the "Index") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (September 1992 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 5th quintile in all periods reviewed. The comparative information showed that the Portfolio outperformed the Index in the YTD, 1- and 3-year periods and underperformed the Index in the 5- and 10-year and since inception periods. Based on their review and their discussion of the reasons for the Portfolio's underperformance with the Adviser, the directors retained confidence in the Adviser's ability


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

to continue to advise the Portfolio and concluded that the Portfolio's performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio's performance.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly lower than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 45 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 6 basis points, and that as a result the total compensation of 51 basis points received by the Adviser from the Portfolio pursuant to the Advisory Agreement was slightly higher than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was somewhat higher than the Expense Group median and materially higher than the Expense Universe median. The directors noted that the Portfolio's expense ratio was affected by its relatively small size (the Portfolio's net assets were approximately $98 million as of June 30, 2006). The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable.


33


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
CONTINUANCE DISCLOSURE (CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


34


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Variable Product Series Fund (the "Fund") in respect of AllianceBernstein U.S. Government / High Grade Securities Portfolio (the "Portfolio").(2) The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Fund, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the Portfolio as the investment option underlying their insurance contracts.

The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolio grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December
2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                 NET ASSETS         ADVISORY FEE
                  09/30/06      BASED ON % OF AVERAGE
CATEGORY         (MILLION)        DAILY NET ASSETS                  PORTFOLIO
------------------------------------------------------------------------------------------
Low Risk Income    $96.9     45 bp on 1st $2.5 billion      U.S. Government / High Grade
                             40 bp on next $2.5 billion     Securities Portfolio
                             35 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $75,250 (0.06% of the Portfolio's average daily net assets) for such services.


(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Portfolio do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


35


U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Set forth below are the Portfolio's latest fiscal year end total expense ratios:

PORTFOLIO                         TOTAL EXPENSE RATIO          FISCAL YEAR
-------------------------------------------------------------------------------
U.S. Government / High Grade       Class A     0.71%           December 31
Securities Portfolio               Class B     0.96%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of the costs are reimbursed by the Portfolio to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.(4) In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio's advisory fees based on September 30, 2006 net assets.

                       NET ASSETS     ALLIANCEBERNSTEIN ("AB")        EFFECTIVE    PORTFOLIO
                        09/30/06      INSTITUTIONAL ("INST.")          AB INST.     ADVISORY
PORTFOLIO               ($MIL)             FEE SCHEDULE                ADV. FEE       FEE
----------------------------------------------------------------------------------------------
U.S. Government /        $96.9      U.S. Core High Grade Schedule       0.281%       0.450%
High Grade Securities               40 bp on 1st $20 million
Portfolio                           25 bp on next $80 million
                                    20 bp on next $100 million
                                    15 bp on the balance
                                    Minimum Account Size: $20 m

The Adviser manages AllianceBernstein Bond Fund, Inc.--U.S. Government Portfolio, a retail mutual fund, which has a similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein U.S. Government / High Grade Securities.(5)


(4) The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Portfolio, which opened in the last year. Discounts that are negotiated vary based upon each client relationship.

(5) AllianceBernstein U.S. Government Portfolio / High Grade Securities was also affected by the settlement between the Adviser and the NYAG. As a result, the fund's advisory fee schedule is identical to that of the Portfolio.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


PORTFOLIO                    ALLIANCEBERNSTEIN MUTUAL FUND                FEE SCHEDULE
------------------------------------------------------------------------------------------------
U.S. Government/           AllianceBernstein Bond Fund, Inc.--     0.45% on first $2.5 billion
High Grade Securities      U.S. Government Portfolio               0.40% on next $2.5 billion
Portfolio                                                          0.35% on the balance

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed advisory fee relative to the median of the Portfolio's Lipper Expense Group ("EG") at the approximate current asset level of the Portfolio.(6)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.(7) An EG will typically consist of seven to twenty funds. However, because the Portfolio's original EG had an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio's EG to include peers that had a similar (but not the same) Lipper investment classification/objective.

                                      CONTRACTUAL      LIPPER
                                      MANAGEMENT    EXPENSE GROUP
PORTFOLIO                               FEE(8)         MEDIAN         RANK
-------------------------------------------------------------------------------
U.S. Government /                       0.450          0.500          2/12
High Grade Securities Portfolio(9)

Because Lipper had expanded the Portfolio's EG, under Lipper's standard guidelines, the Portfolio's Lipper Expense Universe ("EU") was also expanded to include universes of those peers that had a similar (but not the same) Lipper investment objective/classification.(10) A "normal" EU will include funds that have the same investment objective/classification as the subject fund.(11) Set forth below is a comparison of the Portfolio's total expense ratio and the medians of the Portfolio's EGs and EUs. The Portfolio's total expense ratio rankings are also shown:

                                          LIPPER     LIPPER     LIPPER EXP.    LIPPER
                            EXPENSE       GROUP       GROUP      UNIVERSE     UNIVERSE
PORTFOLIO                RATIO(%)(12)    MEDIAN(%)    RANK       MEDIAN(%)      RANK
----------------------------------------------------------------------------------------
U.S. Government /           0.707         0.661       11/12       0.612         30/36
High Grade Securities
Portfolio(13)



(6) The contractual management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(7) Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

(8) The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(9) The Portfolio's EG includes the Portfolio, six other A-rated Corporate Debt funds and five BBB-rated Corporate Debt funds.

(10) The expansion of the Portfolio's EU was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

(11) Except for asset size comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

(12)  Most recently completed fiscal year Class A share total expense ratio.

(13) The Portfolio's EU includes all other A-rated Corporate Debt funds and BBB-rated Corporate Debt funds, excluding outliers.


37


U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Portfolio decreased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolio's principal underwriter. The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the '40 Act. During the fiscal year ended December 31, 2005, ABI received $64,906 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI for distribution related services. ABI may in turn compensate brokers for their distribution assistance. ABI will pay for printing and distributing prospectuses or reports and advertising in connection with the offering of Class B shares to the public as well as fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. During the fiscal year ended December 31, 2005, the Adviser determined that it paid $152,981 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,(14) ABI paid approximately $125,000 in 2005 and expects to pay approximately $150,000 in 2006 for educational support and distribution assistance (revenue sharing payments).

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser.(15) ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(16)

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology


(14) Includes other Portfolios (Equity and Blend) of the Fund that are not discussed in this evaluation.

(15) It should be noted that the insurance companies to which the variable products are linked to provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

(16) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.


38


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5, and 10 year performance returns and rankings of the Portfolio(17) relative to the Portfolio's Lipper Performance Group ("PG")(18) and Lipper Performance Universe ("PU") for the periods ended June 30, 2006.(19)


U.S. GOVERNMENT /                  PORTFOLIO
HIGH GRADE SECURITIES PORTFOLIO     RETURN     PG MEDIAN   PU MEDIAN     PG RANK    PU RANK
---------------------------------------------------------------------------------------------
1 year                               -1.00       -0.85       -0.76         7/7       19/21
3 year                                1.67        2.06        2.12         6/7       17/19
5 year                                4.23        4.62        4.71         6/7       17/19
10 year                               5.50        5.58        5.70         7/7       17/19

Set forth below are the 1, 3, 5, and 10 year and since inception performance returns of the Portfolio (in bold) versus its benchmark:(20)

                                             PERIODS ENDING JUNE 30, 2006
                                                ANNUALIZED PERFORMANCE
--------------------------------------------------------------------------------------
                                                                             SINCE
PORTFOLIO                          1 YEAR    3 YEAR    5 YEAR   10 YEAR    INCEPTION
--------------------------------------------------------------------------------------
U.S. GOVERNMENT /
HIGH GRADE SECURITIES PORTFOLIO    -1.00      1.67      4.23      5.50        5.35
Lehman Brothers Government
Bond Index                         -1.16      1.31      4.73      6.04        6.02

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006


(17) The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

(18) The Portfolio's PG and PU are not identical to the Portfolio's EG and EU. Outliers and funds with negative management fees are excluded from EUs but not necessarily from PUs. In addition, the PG/PU only includes funds of the same Lipper investment classification / objective as the Portfolio, in contrast to the EG/EU, which may include funds of similar (but not the same) investment classification / objective.

(19) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

(20) The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.


39




                      (This page left intentionally blank.)




                      (This page left intentionally blank.)





-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

DECEMBER 31, 2006

ANNUAL REPORT

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




MONEY MARKET PORTFOLIO
FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example For Comparison Purposes

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                Beginning            Ending
                               Account Value      Account Value       Expenses Paid       Annualized
Money Market Portfolio        July 1, 2006     December 31, 2006     During Period*     Expense Ratio*
--------------------------------------------------------------------------------------------------------
CLASS A
Actual                            $1,000           $1,023.06               $4.39             0.86%
Hypothetical (5% return
  before expenses)                $1,000           $1,020.87               $4.38             0.86%

CLASS B
Actual                            $1,000           $1,021.77               $5.71             1.12%
Hypothetical (5% return
  before expenses)                $1,000           $1,019.56               $5.70             1.12%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


1


MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                              Principal
                                               Amount
Company                                         (000)        U.S. $ Value
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-100.1%
COMMERCIAL PAPER-77.4%
AIG Funding, Inc.
  5.24%, 1/24/07                             $ 2,100       $2,092,970
Anglo Irish Bank
  5.25%, 2/27/07 (a)                             700          694,181
ASB Bank Ltd.
  5.22%, 3/13/07 (a)                             900          890,735
Bank of Ireland
  5.25%, 2/08/07 (a)                             800          795,567
Barclays US Funding
  5.23%, 3/13/07                               2,100        2,078,339
Bear Stearns
  5.24%, 2/15/07                                 800          794,760
Caisse Centrale Jardinsduque
  5.255%, 1/11/07 (a)                            800          798,832
Caisse Nationale
  5.25%, 1/04/07 (a)                           1,000          999,563
Citigroup Funding, Inc.
  5.24%, 1/22/07                               2,300        2,292,970
Credit Suisse First Boston USA
  5.24%, 2/12/07 (a)                             700          695,721
Fairway Finance Corp.
  5.29%, 1/29/07 (a)                             900          896,297
Falcon Asset Securitization
  5.26%, 1/12/07 (a)                           2,200        2,196,464
Fountain Square
  5.27%, 1/17/07 (a)                           2,100        2,095,081
Galaxy Funding, Inc.
  5.25%, 2/16/07 (a)                           2,000        1,986,583
General Electric Capital Corp.
  5.23%, 2/28/07                               2,000        1,983,147
Goldman Sachs Group
  5.21%, 2/20/07                                 900          893,488
HBOS Treasury Services PLC
  5.24%, 1/16/07                               2,400        2,394,760
HSBC Finance Corp.
  5.25%, 3/02/07                               2,100        2,081,625
ING Funding LLC
  5.235%, 2/13/07                              1,000          993,747
Northern Rock PLC
  5.245%, 2/06/07 (a)                            800          795,804
Old Line Funding
  5.26%, 1/18/07 (a)                           1,000          997,516
Prudential PLC
  5.25%, 2/07/07 (a)                           2,200        2,188,129
Rabobank USA Finance Corp.
  5.22%, 1/02/07                               1,900        1,899,724
San Paolo US Financial Co.
  5.19%, 4/27/07                                 800          786,621
Santander Centro Hispanico
  5.25%, 3/14/07                                 900          890,550
Svenska Handelsbanken, Inc.
  5.22%, 3/08/07                               1,000          990,430
Swedbank
  5.23%, 1/03/07                                 800          799,768
Toyota Motor Credit
  5.24%, 2/01/07                               2,200        2,190,073
Unicredit Del, Inc.
  5.24%, 1/08/07 (a)                             800          799,185
                                                          ------------
                                                           39,992,630

CERTIFICATE OF DEPOSIT-22.7%
Banco Bilbao Vizcaya Yankee
  4.84%, 1/31/07                               1,000          999,449
Calyon NY Yankee
  5.305%, 3/01/07                              2,000        2,000,000
CC USA, Inc.
  5.31%, 1/10/07 (a)(b)                        1,200        1,200,000
Depfa Bank PLC
  5.32%, 4/17/07 (a)                           1,000        1,000,000
Deutsche Bank NY
  5.33%, 5/07/07                                 800          800,000
Lloyds Bank
  5.285%, 2/05/07                              2,100        2,100,000
Norinchukin Bank Yankee
  5.33%, 3/05/07                                 800          800,000
Royal Bank Scotland PLC
  Series Yankee
  4.755%, 1/12/07                              1,600        1,600,002
Wachovia Bank
  Series
  5.324%, 3/30/07 (b)                          1,200        1,200,004
                                                          ------------
                                                           11,699,455

TOTAL INVESTMENTS-100.1%
  (cost $51,692,085)                                       51,692,085
Other assets less
  liabilities-(0.1)%                                          (67,699)

NET ASSETS-100%                                           $51,624,386


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate market value of these securities amounted to $19,029,658 or 36.9% of net assets.

(b) Floating Rate Security. Stated interest rate was in effect at December 31, 2006.

     See Notes to Financial Statements.


2


MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $51,692,085)           $51,692,085
  Cash                                                                  18,018
  Interest receivable                                                  169,971
  Receivable for capital stock sold                                     23,092
  Total assets                                                      51,903,166

LIABILITIES
  Dividends payable                                                    171,964
  Payable for capital stock redeemed                                    25,403
  Administrative fee payable                                            21,750
  Advisory fee payable                                                  20,041
  Custodian fee payable                                                 19,000
  Distribution fee payable                                               5,225
  Transfer Agent fee payable                                                65
  Accrued expenses                                                      15,332
  Total liabilities                                                    278,780

NET ASSETS                                                         $51,624,386

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $51,641
  Additional paid-in capital                                        51,573,196
  Accumulated net realized loss on investment transactions                (451)
                                                                  ------------
                                                                   $51,624,386


Net Asset Value Per Share--2 Billion Shares Of Capital Stock Authorized, $.001 Par Value

                                                    Shares            Net Asset
Class                         Net Assets          Outstanding           Value
-------------------------------------------------------------------------------
A                            $ 27,086,939          27,093,854          $ 1.00
B                            $ 24,537,447          24,547,102          $ 1.00


See Notes to Financial Statements.


3


MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $2,953,405

EXPENSES
  Advisory fee                                                         262,247
  Distribution fee--Class B                                             64,785
  Transfer agency--Class A                                               1,840
  Transfer agency--Class B                                               1,499
  Custodian                                                            117,530
  Administrative                                                        86,750
  Audit                                                                 35,340
  Printing                                                              26,495
  Legal                                                                  9,997
  Directors' fees                                                        1,400
  Miscellaneous                                                          1,764
  Total expenses                                                       609,647
  Net investment income                                              2,343,758

REALIZED GAIN ON INVESTMENT TRANSACTIONS
     Net realized gain on investment transactions                            8

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $2,343,766


See Notes to Financial Statements.


4


MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                 Year Ended        Year Ended
                                                December 31,      December 31,
                                                    2006              2005
                                               --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                             $2,343,758       $1,393,653
  Net realized gain (loss) on investment
    transactions                                             8             (209)
  Net increase in net assets from operations         2,343,766        1,393,444

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                         (1,343,672)        (851,086)
    Class B                                         (1,015,586)        (542,837)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (4,508,069)      (8,878,786)
  Total decrease                                    (4,523,561)      (8,879,265)

NET ASSETS
  Beginning of period                               56,147,947       65,027,212
  End of period (including distributions
    in excess of net investment
    income of $0 and $0, respectively)             $51,624,386      $56,147,947


See Notes to Financial Statements.


5


MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: Significant Accounting Policies

The AllianceBernstein Money Market Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income And Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

4. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

5. Dividends And Distributions

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee And Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") an advisory fee at an annual rate of ..50% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


6


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Pursuant to the advisory agreement, the Portfolio paid $86,750 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2006.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

At December 31, 2006, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

NOTE E: Capital Stock
Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     Year Ended     Year Ended    Year Ended      Year Ended
                     December 31,   December 31,  December 31,    December 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           27,295,967    29,869,578    $  27,295,967    $29,869,578
Shares issued in
  reinvestment
  of dividends         1,343,672       851,086        1,343,672        851,086
Shares redeemed      (31,914,301)  (37,090,427)     (31,914,301)   (37,090,427)
Net decrease          (3,274,662)   (6,369,763)   $  (3,274,662)  $ (6,369,763)

CLASS B
Shares sold           32,590,916    26,874,134    $  32,590,916   $ 26,874,134
Shares issued in
  reinvestment
  of dividends         1,015,586       542,837        1,015,586        542,837
Shares redeemed      (34,839,909)  (29,925,994)     (34,839,909)   (29,925,994)
Net decrease          (1,233,407)   (2,509,023)    $ (1,233,407)  $ (2,509,023)


7


MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE F: Risks Involved In Investing In The Portfolio

Interest Rate Risk and Credit Risk--The Portfolio's primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio's yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seek to maintain stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio's invests in highly-rated securities to minimize credit risk.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                    2006              2005
                                               --------------    --------------
Distributions paid from:
  Ordinary income                                 $2,359,258       $1,393,923
Total distributions paid                          $2,359,258       $1,393,923

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                                $ (451)(a)
Total accumulated earnings/(deficit)                                $ (451)

(a) On December 31, 2006, the Portfolio had a net capital loss carryforward of $451, of which $242 expires in the year 2012, and $209 which expires in 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. For the year ended December 31, 2006, the Portfolio utilized $8 of capital loss carryforward.

During the current fiscal year, permanent differences primarily due to a taxable overdistribution resulted in a net decrease in distributions in excess of net investment income and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE H: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

 (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the


8


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

 (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

 (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information


9


MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for suffi-


10


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


cient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE I: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


11


MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                         CLASS A
                                            ----------------------------------------------------------------
                                                                 Year Ended December 31,
                                            ----------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------   -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00         $1.00        $1.00        $1.00        $1.00

Income From Investment Operations
Net investment income                            .04           .02          .01(a)       .01          .01

Less: Dividends
Dividends from net investment income            (.04)         (.02)        (.01 )       (.01)        (.01)
Net asset value, end of period                 $1.00         $1.00        $1.00        $1.00        $1.00

Total Return
Total investment return based on
  net asset value (b)                           4.22%         2.35%         .71%         .53%        1.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $27,087        $30,370      $36,740      $54,847      $97,216
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .93%(c)       .93%         .69%         .66%         .68%
  Expenses, before waivers
    and reimbursements                           .93%(c)       .93%         .73%         .66%         .68%
  Net investment income                         4.13%(c)      2.30%         .68%(a)      .55%        1.10%

See footnote summary on page 13.


12


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         CLASS B
                                            ----------------------------------------------------------------
                                                                 Year Ended December 31,
                                            ----------------------------------------------------------------
                                                2006         2005         2004           2003       2002
                                            -----------   -----------  -----------    -----------  ---------
Net asset value, beginning of period           $1.00         $1.00        $1.00          $1.00       $1.00

Income From Investment Operations
Net investment income                            .04           .02           -0-(a)(d)      -0-(d)     .01

Less: Dividends
Dividends from net investment income            (.04)         (.02)          -0-(d)         -0-(d)    (.01)
Net asset value, end of period                 $1.00         $1.00        $1.00          $1.00       $1.00

Total Return
Total investment return based
  on net asset value (b)                        3.96%         2.10%         .46%           .28%        .85%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $24,537       $25,778      $28,287        $47,946     $52,316
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                          1.19%(c)      1.19%         .94%           .91%        .93%
  Expenses, before waivers
    and reimbursements                          1.19%(c)      1.19%         .98%           .91%        .93%
  Net investment income                         3.89%(c)      2.06%         .41%(a)        .29%        .85%


(a)  Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)  The ratio includes expenses attributable to costs of proxy solicitation.

(d)  Amount is less than $.01 per share.


13


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Money Market Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Money Market Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP


New York, New York
February 12, 2007


14


MONEY MARKET PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President And Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS

Philip L. Kirstein, Senior Vice President And
  Independent Compliance Officer
Maria R. Cona, Vice President
Jason A. Moshos, Vice President
Raymond J. Papera, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer And Chief
  Financial Officer
Thomas R. Manley, Controller


CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286

DISTRIBUTOR

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


 (1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.


15


MONEY MARKET PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

MANAGEMENT OF THE FUND

Board Of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                          PORTFOLIOS
                                                                                            IN FUND         OTHER
   NAME, ADDRESS*,                                PRINCIPAL                                 COMPLEX      DIRECTORSHIP
        AGE                                     OCCUPATION(S)                             OVERSEEN BY      HELD BY
  (YEAR ELECTED**)                           DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                     Executive Vice President of AllianceBernstein             108         SCB Partners,
1345 Avenue of the Americas          L.P. (the "Adviser") since 2001 and Executive                         Inc. and SCB Inc.
New York, NY 10105                   Managing Director of AllianceBernstein
49                                   Investments, Inc. ("ABI") since 2003; prior
(2005)                               thereto, he was head of AllianceBernstein
                                     Institutional Investments, a unit of the Adviser
                                     from 2001-2003. Prior thereto, Chief Executive
                                     Officer of Sanford C. Bernstein & Co., LLC
                                     (institutional research and brokerage arm of
                                     Bernstein & Co. LLC) ("SCB & Co.") and
                                     its predecessor since prior to 2002.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ***        Investment Adviser and an Independent                     110         None
Chairman of the Board                consultant. He was formerly Senior Manager
74                                   of Barrett Associates, Inc., a registered
(1990)                               investment adviser, with which he had been
                                     associated since prior to 2002. He was formerly
                                     Deputy Comptroller and Chief Investment
                                     Officer of the State of New York and, prior
                                     thereto, Chief Investment Officer of the
                                     New York Bank for Savings.

David H. Dievler, #                  Independent Consultant. Until December 1994,              109         None
77                                   he was Senior Vice President of AllianceBernstein
(1990)                               Corporation ("ABCorp.") (formerly, Alliance
                                     Capital Management Corporation) responsible
                                     for mutual fund administration. Prior to joining
                                     AB Corp. in 1984, he was Chief Financial Officer
                                     of Eberstadt Asset Management since 1968. Prior
                                     to that, he was a Senior Manager at Price
                                     Waterhouse & Co. Member of American
                                     Institute of Certified Public Accountants
                                     since 1953.

John H. Dobkin, #                    Consultant. Formerly, President of Save Venice,           108         None
65                                   Inc. (preservation organization) from 2001-2002,
(1992)                               Senior Advisor from June 1999-June 2000
                                     and President of Historic Hudson Valley (historic
                                     preservation) from December 1989-May 1999.
                                     Previously, Director of the National Academy
                                     of Design and during 1988-1992, Director and
                                     Chairman of the Audit Committee of AB Corp.
                                     (formerly, Alliance Capital Management
                                     Corporation).


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                                          PORTFOLIOS
                                                                                            IN FUND         OTHER
   NAME, ADDRESS*,                                PRINCIPAL                                 COMPLEX      DIRECTORSHIP
        AGE                                     OCCUPATION(S)                             OVERSEEN BY      HELD BY
  (YEAR ELECTED**)                           DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)
Michael J. Downey, #                 Consultant since January 2004. Formerly,                  108         Asia Pacific Fund,
63                                   managing partner of Lexington Capital, LLC                           Inc. and The Merger
(2005)                               (investment advisory firm) from December                                     Fund
                                     1997 until December 2003. Prior thereto,
                                     Chairman and CEO of Prudential Mutual
                                     Fund Management from 1987 to 1993.

D. James Guzy, #                     Chairman of the Board of PLX Technology                   108         Intel Corporation
70                                   (semi-conductors) and of SRC Computers Inc.,                        (semi-conductors) and
(2005)                               with which he has been associated since prior                            Cirrus Logic
                                     to 2002. He is also President of the Arbor                             Corporation (semi-
                                     Company (private family investments).                                     conductors)

Nancy P. Jacklin, #                  Formerly, U.S. Executive Director of the                  108                None
58                                   International Monetary Fund (December
(2006)                               2002-May 2006); Partner, Clifford Chance
                                     (1992-2002); Senior Counsel, International
                                     Banking and Finance, and Associate General
                                     Counsel, Citicorp (1985-1992); Assistant
                                     General Counsel (International), Federal
                                     Reserve Board of Governors (1982-1985);
                                     and Attorney Advisor, U.S. Department of
                                     the Treasury (1973-1982). Member of the
                                     Bar of the District of Columbia and of New
                                     York; and member of the Council on Foreign
                                     Relations.

Marshall C. Turner, Jr., #           Principal of Turner Venture Associates                    108           The George Lucas
65                                   (venture capital and consulting), since prior                        Educational Foundation
(2005)                               to 2002. From 2003 until May 31, 2006, he                                and National
                                     was CEO of Toppan Photomasks, Inc., Austin,                              Datacast, Inc.
                                     Texas (semi-conductor manufacturing services).

Earl D. Weiner, #                    Of Counsel, and Partner from 1976 - 2006, of              107                 None
67                                   the law firm Sullivan & Cromwell LLP,
(2007)                               specializing in investment management,
                                     corporate and securities law; member of Task
                                     Force on Fund Director's Guidebook, Federal
                                     Regulation of Securities Committee.


* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.

***  Member of the Fair Value Pricing Committee.

#   Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

+   Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.



17


MONEY MARKET PORTFOLIO
MANAGEMENT OF THE FUND
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

OFFICER INFORMATION
Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*,             PRINCIPAL POSITION(S)         PRINCIPAL OCCUPATION
     AND AGE                  HELD WITH FUND                DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and                 See biography above.
49                            Chief Executive
                              Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent Compliance
61                            and Independent               Officer of the AllianceBernstein Funds, with which
                              Compliance Officer            he has been associated since October 2004. Prior
                                                            thereto, he was Of Counsel to Kirkpatrick &
                                                            Lockhart, LLP from 2003 to October 2004, and General
                                                            Counsel of Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2002 until March 2003.

Maria R. Cona                  Vice President               Vice President of the Adviser**, with which she has
52                                                          been associated since prior to 2002.

Jason A. Moshos                Vice President               Assistant Vice President of the Adviser**, with
31                                                          which he has been associated since prior to 2002.

Raymond J. Papera              Vice President               Senior Vice President of the Adviser**, with which
50                                                          he has been associated since prior to 2002.

Emilie D. Wrapp                Secretary                    Senior Vice President, Assistant General Counsel
51                                                          and Assistant Secretary of ABI**, with which she has
                                                            been associated since prior to 2002.

Joseph J. Mantineo             Treasurer and Chief          Senior Vice President of AllianceBernstein Investor
47                             Financial Officer            Services, Inc. ("ABIS")**, with which he has been
                                                            associated since prior to 2002.

Thomas R. Manley               Controller                   Vice President of the Adviser**, with which he has
55                                                          been associated since prior to 2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABIS, ABI and SCB & Co. are affiliates of the Fund.

  The Fund's Statement of Additional Information (SAI) has additional information about the Portfolio's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


18


MONEY MARKET PORTFOLIO
CONTINUANCE DISCLOSURE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Money Market Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

  1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives;

  2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

  3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

  4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

  5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

  6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

  7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

  8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

  9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

  10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

  11. the Adviser's representation that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio;

  12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;


19


MONEY MARKET PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

  13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

  14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent And Quality Of Services Provided By The Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs Of Services Provided And Profitability To The Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's


20


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 12 to 11 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 66 to 56 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to other funds in the Lipper Variable Money Market Funds Average (the "Lipper Average") for periods ended June 30, 2006 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (December 1992 inception). The directors noted that in the Performance Group comparison on a net return basis the Portfolio was in the 5th quintile in all periods reviewed and on a gross return basis the Portfolio was in the 5th quintile in the 1- and 5-year periods, 3rd quintile in the 3-year period and 4th quintile in the 10-year period, and in the Performance Universe comparison on a net return basis the Portfolio was in the 5th quintile in all periods reviewed and on a gross return basis the Portfolio was in the 4th quintile in all periods reviewed. The directors further noted that the Portfolio underperformed the Lipper Average in all periods reviewed. Based on their review and their discussion of the reasons for the Portfolio's underperformance with the Adviser, which includes the significant impact of expenses as discussed below, the directors retained confidence in the Adviser's ability to continue to advise the Portfolio and concluded that the Portfolio's performance was understandable.

Advisory Fees And Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The direc-


21


MONEY MARKET PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

tors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., money market securities). They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that another AllianceBernstein fund advised by the Adviser has a similar investment objective yet pays a significantly lower advisory fee than the Portfolio. The directors also reviewed information that indicated that the Adviser sub-advises another money market fund at a lower fee schedule than the Portfolio although such fund invests in different types of securities than the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 45 basis points was the same as the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was 12 basis points, and that as a result the total compensation of 57 basis points received by the Adviser from the Portfolio pursuant to the Advisory Agreement was significantly higher than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was significantly higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio's relatively modest size (approximately $65 million as of June 30, 2006) caused the administrative expense reimbursement, which does not vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable.

Economies Of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's


22


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


23


MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Variable Product Series Fund (the "Fund") in respect of AllianceBernstein Money Market Portfolio (the "Portfolio").(2) The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Fund, which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the Portfolio as the investment option underlying their insurance contracts.

The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

  1   Advisory fees charged to institutional and other clients of the Adviser for like services;

  2.  Advisory fees charged by other mutual fund companies for like services;

  3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

  4. Profit margins of the Adviser and its affiliates from supplying such services;

  5.  Possible economies of scale as the Portfolio grows larger; and

  6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December
2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                         NET ASSETS             ADVISORY FEE
                          09/30/06           BASED ON % OF AVERAGE
CATEGORY                  ($MIL)               DAILY NET ASSETS               PORTFOLIO
----------------------------------------------------------------------------------------
Low Risk Income           $59.6           45 bp on 1st $2.5 billion        Money Market
                                          40 bp on next $2.5 billion       Portfolio
                                          35 bp on the balance


1    It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

2    Future references to the Portfolio do not include "AllianceBernstein."
References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3    Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


24


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $75,250 (0.12% of the Portfolio's average daily net assets) for such services.

Set forth below are the Portfolio's latest fiscal year end total expense ratios:

PORTFOLIO                    TOTAL EXPENSE RATIO                   FISCAL YEAR
------------------------------------------------------------------------------
Money Market Portfolio         Class A  0.93%                      December 31
                               Class B  1.19%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of the costs are reimbursed by the Portfolio to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Portfolio.
The Adviser manages AllianceBernstein Exchange Reserves, a retail mutual fund, which has a similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Exchange Reserves:(4)

                            ALLIANCEBERNSTEIN
PORTFOLIO                      MUTUAL FUND              FEE SCHEDULE
-------------------------------------------------------------------------------
Money Market Portfolio      Exchange Reserves      0.25% on first $1.25 billion
                                                   0.24% on next $0.25 billion
                                                   0.23% on next $0.25 billion
                                                   0.22% on next $0.25 billion
                                                   0.21% on next $1.0 billion
                                                   0.20% on the balance


4 The advisory fee schedule of AllianceBernstein Exchange Reserves was not affected by the settlement between the Adviser and the NYAG since the fund's fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of "Low Risk Income."


25


MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Short Maturity Dollar, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

FUND                                                     FEE(5)
---------------------------------------------------------------------------
Short Maturity Dollar
  Class A 1.05% on the 1st E100 million(6) 1.00% on the next E100 million 0.95% in excess of E200 million

  Class I (Institutional)                    0.50% on the 1st E100 million
                                             0.45% on the next E100 million
                                             0.40% in excess of E200 million

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for the following sub-advisory relationship that has a somewhat similar investment style as the Portfolio:

FUND                 SUB-ADVISED FUND               FEE SCHEDULE
---------------------------------------------------------------------------
Money Market           Client No. 1(7)           0.125% on first $100 million
Portfolio                                        0.10% on next $150 million
                                                 0.05% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed advisory fee relative to the median of the Portfolio's Lipper Expense Group ("EG") at the approximate current asset level of the Portfolio.(8)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.(9) An EG will typically consist of seven to twenty funds.


                               CONTRACTUAL                  LIPPER
                               MANAGEMENT                EXPENSE GROUP
PORTFOLIO                        FEE(10)                    MEDIAN                RANK
----------------------------------------------------------------------------------------
Money Market Portfolio           0.450                      0.450                 6/12


5 Class A shares of the funds are charged an "all-in" fee, which covers investment advisory services and distribution related services.

6 The current Euro-U.S. dollar currency exchange rate is E1 per $1.26. At that currency exchange rate, E100 million would be equivalent to approximately $126 million. E200 million would be equivalent to approximately $252 million.

7 This sub-advised fund has a more restrictive investment style than the Money Market Portfolio; the fund invests primarily in high-quality municipal short-term securities.

8 The contractual management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

9 Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10 The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.


26


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Lipper also compared the Portfolio's most recently completed fiscal year total expense ratio to the medians of the Portfolio's EG and Lipper Expense Universe ("EU"). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective as the subject Portfolio.(11)

                      Expense        Lipper                       Lipper
                       Ratio      Expense Group              Expense Universe
Portfolio             (%)(12)      Median (%)       Rank       Median (%)            Rank
-------------------------------------------------------------------------------------------
Money Market
Portfolio             0.935         0.610           12/12         0.524             55/55


Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Portfolio decreased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolio's principal underwriter. The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the '40 Act. During the fiscal year ended December 31, 2005, ABI received $65,764 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI for distribution related services. ABI may in turn compensate brokers for their distribution assistance. ABI will pay for printing and distributing prospectuses or reports and advertising in connection with the offering of Class B shares to the public as well as fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. During the fiscal year ended December 31, 2005, the Adviser determined that it paid $148,295 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, and payments related to providing contract-holder record-keeping and/or administrative services. Payments related to providing contract-holder record keeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year. With respect to the Fund,(13) ABI paid approximately $125,000 in 2005 and expects to pay approximately $150,000 in 2006 for educational support and distribution assistance (revenue sharing payments).


11   Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12   Most recently completed fiscal year Class A share total expense ratio.

13   Includes other Portfolios (Equity and Blend) of the Fund that are not discussed in this evaluation.


27


MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the adviser.(14) ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(15)

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5, and 10 year performance returns and rankings of the Portfolio(16) relative to the Portfolio's Lipper Performance Group ("PG")(17) and Lipper Performance Universe ("PU") for the periods ended June 30, 2006.(18)


Money Market              Portfolio
Portfolio (Net)            Return        PG Median       PU Median        PG Rank       PU Rank
----------------------------------------------------------------------------------------------
1 year                       3.30         3.68           3.80             12/12         65/66
3 year                       1.71         1.94           2.02             12/12         61/63
5 year                       1.56         1.76           1.84             12/12         61/63
10 year                      3.31         3.42           3.53             10/11         54/57

Money Market              Portfolio
Portfolio (Gross)           Return        PG Median       PU Median        PG Rank       PU Rank
----------------------------------------------------------------------------------------------
1 year                      4.27          4.32           4.32             10/12         52/66
3 year                      2.53          2.53           2.55              6/12         38/63
5 year                      2.32          2.36           2.37             11/12         48/63
10 year                     4.02          4.06           4.06              8/11         39/56


14 It should be noted that the insurance companies to which the variable products are linked to provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

15 The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.

16 The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Portfolio to be different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

17 The Portfolio's PG is identical to the Portfolio's EG. The Portfolio's PU is not identical to the Portfolio's EU. Outliers and funds with negative management fees are excluded from EUs but not necessarily from PUs.

18 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.


28


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Set forth below are the 1, 3, 5, and 10 year and since inception performance returns of the Portfolio (in bold) versus its benchmark:(19)

                                              PERIODS ENDING JUNE 30, 2006
                                            ANNUALIZED PERFORMANCE RETURNS (%)
-----------------------------------------------------------------------------------------
PORTFOLIO                   1 YEAR     3 YEAR     5 YEAR     10 YEAR     SINCE INCEPTION
-----------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO      3.30        1.71      1.56        3.31           3.38

Lipper VA Money Market
Average of funds            3.70        1.94       1.80       3.51           3.71


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006

19   The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.


29






ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


> ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO


------------------------
ANNUAL REPORT

DECEMBER 31, 2006
------------------------



      [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



------------------------
INVESTMENT PRODUCTS OFFERED

> ARE NOT FDIC INSURED
> MAY LOSE VALUE
> ARE NOT BANK GUARANTEED
------------------------

YOU MAY OBTAIN A DESCRIPTION OF THE FUND'S PROXY VOTING POLICIES AND PROCEDURES, AND INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WITHOUT CHARGE. SIMPLY VISIT ALLIANCEBERNSTEIN'S WEB SITE AT
WWW.ALLIANCEBERNSTEIN.COM OR GO TO THE SECURITIES AND EXCHANGE
COMMISSION'S (THE "COMMISSION") WEB SITE AT WWW.SEC.GOV, OR CALL
ALLIANCEBERNSTEIN AT (800) 227-4618.

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEIN(R) AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.

U.S. LARGE CAP
BLENDED STYLE PORTFOLIO
                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

LETTER TO INVESTORS

February 8, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein U.S. Large Cap Blended Style Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.


INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in large capitalization companies. Large capitalization companies are companies with market capitalization at the time of investment within the range of the market capitalization of companies included in the Russell 1000 Index. In managing the Portfolio, the Adviser diversifies the investment portfolio between the growth and value equity investment styles. The Adviser selects growth and value equity securities by drawing from its fundamental growth and value investment disciplines to construct a single, unified investment portfolio, efficiently diversified between the growth and value equity investment styles. Through this process, the Adviser seeks to provide the highest level of long-term return given the associated levels of risk.

Normally, approximately 50% of the value of the Portfolio will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, the Adviser will rebalance the Portfolio as necessary to match this targeted allocation.


INVESTMENT RESULTS

The table on page 3 shows the Portfolio's performance compared to its benchmark, the Standard & Poor's (S&P) 500 Stock Index, for the one-year period ended December 31, 2006, and since the Portfolio's Class A shares inception on June 6, 2003.

For the annual period ended December 31, 2006, the Portfolio underperformed the Index. While the value portion of the Portfolio strongly outperformed the benchmark for the period, it did not offset the underperformance of the growth portion of the Portfolio.

Security selection was the primary detractor from the Portfolio's relative performance during the annual period under review. Unfavorable stock selection in the health care and technology sectors within the growth portion of the Portfolio comprised most of the underperformance. Health care and technology underperformed the Index during the period, and the Portfolio's holdings in both sectors had even weaker relative performance. Underperformance in the health care sector was broad-based and included holdings in health care services, biotechnology and generic pharmaceuticals. The largest detractors from performance in the technology sector were semiconductor and internet holdings. An overweight position in technology stocks within the growth portfolio further contributed to the lagging relative returns. Positive contributors to performance included favorable stock selection in the industrial sector by both the growth and value teams, as well as strong stock selection by the value team in the consumer discretionary sector.


MARKET REVIEW AND INVESTMENT STRATEGY

After overcoming a mid-2006 downdraft, the U.S. stock equity market, as measured by the S&P 500 Stock Index, finished the year with a strong 15.78% return due to a supportive economic outlook, robust corporate earnings growth and booming merger and acquisition activity. Gains for the year were broadly based across all market sectors. The best performing sectors were telecommunications services, energy and utilities. The health care and technology sectors lagged the Index return.

Equity valuations based on price-to-forward earnings and other measures look reasonable versus long-term averages. However, stock valuations are unusually compressed. The spread between the cheapest stocks in the S&P 500 Stock Index, as measured by price-to-earnings ratios, and the most expensive is close to a 30-year low. With corporate profitability high and widespread, investors have been willing to pay higher multiples than usual for companies with near-peak, cyclical earnings and less willing to pay a premium for companies with more stable earnings and higher, long-term growth potential. The Portfolio's growth and value managers see the compressed valuation spreads as a pricing anomaly. For the Portfolio's growth managers, this pricing anomaly has created a compelling opportunity for growth stocks leading to an increased risk profile. The Portfolio's growth holdings are concentrated in those companies that the managers anticipate will exhibit strong, positive earnings revisions, and where the Portfolio growth managers' research suggests the consensus is underestimating the growth potential. By contrast, the Portfolio's value managers view the compressed valuation spreads as limiting the opportunity for value stocks. The value holdings are more diversified than usual and risk taking has been reduced.


1


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
HISTORICAL PERFORMANCE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.


Benchmark Disclosure

The unmanaged S&P 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.


A Word About Risk

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Because the Portfolio allocates its investments between "growth" and "value" stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time. The Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(HISTORICAL PERFORMANCE CONTINUED ON NEXT PAGE)


2


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
HISTORICAL PERFORMANCE
(CONTINUED FROM PREVIOUS PAGE)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ------------------------------
PERIODS ENDED DECEMBER 31, 2006                   1 Year      Since Inception*
-------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap
  Blended Style Portfolio Class A                 10.22%           11.09%

AllianceBernstein U.S. Large Cap
  Blended Style Portfolio Class B                 10.02%           10.34%

S&P 500 Stock Index                               15.78%           12.70%

* Since inception of the Portfolio's Class A shares on 6/6/03 and Class B shares on 5/2/03.

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
6/6/03* - 12/31/06

S&P 500 STOCK INDEX: $15,313

ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO CLASS A: $14,558

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]


                  AllianceBernstein
                   U.S. Large Cap
                   Blended Style
                      Portfolio                      S&P 500
                       Class A                     Stock Index
------------------------------------------------------------------
6/6/03*                $10,000                       $10,000
12/31/03               $10,960                       $11,371
12/31/04               $11,994                       $12,607
12/31/05               $13,208                       $13,226
12/31/06               $14,558                       $15,313

*    SINCE INCEPTION OF THE PORTFOLIO'S CLASS A SHARES ON 6/6/03.

THIS CHART ILLUSTRATES THE TOTAL VALUE OF AN ASSUMED $10,000 INVESTMENT IN ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO CLASS A SHARES (FROM 6/6/03* TO 12/31/06) AS COMPARED TO THE PERFORMANCE OF THE PORTFOLIO'S BENCHMARK. THE CHART ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

See Historical Performance and Benchmark disclosures on previous page.


3


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FUND EXPENSES

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.


Actual Expenses

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.


Hypothetical Example for Comparison Purposes

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                       Beginning         Ending          Expenses    Annualized
U.S. Large Cap      Account Value     Account Value    Paid During     Expense
Blended Style        July 1, 2006   December 31, 2006     Period*       Ratio*
-------------------------------------------------------------------------------
Class A
Actual                  $1,000          $1,114.70          $6.40        1.20%
Hypothetical
  (5% return
  before expenses)      $1,000          $1,019.16          $6.11        1.20%

Class B
Actual                  $1,000          $1,113.65          $7.72        1.45%
Hypothetical
  (5% return
  before expenses)      $1,000          $1,017.90          $7.38        1.45%

* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


4


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                     U.S. $ VALUE          NET ASSETS
-------------------------------------------------------------------------------
Exxon Mobil Corp.                            $   597,714               3.5%
Procter & Gamble Co.                             520,587               3.0
Google, Inc.- Class A                            455,875               2.6
WellPoint, Inc.                                  454,435               2.6
General Electric Co.                             439,078               2.6
Boeing Co.                                       430,874               2.5
American International Group, Inc.               429,960               2.5
Apple Computer, Inc.                             419,958               2.4
Merrill Lynch & Co., Inc.                        414,295               2.4
Citigroup, Inc.                                  412,180               2.4
                                            ---------------------------------
                                             $ 4,574,956              26.5%


Sector Diversification
December 31, 2006

                                                                  PERCENT OF
SECTOR                                      U.S. $ VALUE          NET ASSETS
-------------------------------------------------------------------------------
Financial                                   $  5,234,674              30.3%
Consumer Cyclicals                             2,532,790              14.7
Technology                                     2,324,834              13.4
Energy                                         1,626,363               9.4
Capital Equipment                              1,546,888               9.0
Consumer Staples                               1,324,298               7.7
Medical                                        1,195,595               6.9
Utilities                                        588,000               3.4
Industrial Commodities                           428,251               2.5
Telecommunications                               284,966               1.6
Services                                          61,974               0.4
Industrial Resources                              31,365               0.2
                                             --------------------------------
Total Investments                             17,179,998              99.5
Cash and receivables, net of liabilities          77,769               0.5
                                             --------------------------------
Net Assets                                  $ 17,257,767             100.0%

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


5


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Company                                          Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.5%
FINANCIAL-30.3%
BANKING-9.7%
Citigroup, Inc.                                   7,400       $  412,180
Comerica, Inc.                                      900           52,812
Credit Suisse Group (ADR)                         2,575          179,864
Federal Home Loan Mortgage Corp.                  1,525          103,548
Federal National Mortgage Association             2,000          118,780
Huntington Bancshares, Inc.                       2,000           47,500
JPMorgan Chase & Co.                              8,500          410,550
Keycorp                                             600           22,818
Mellon Financial Corp.                            1,600           67,440
National City Corp.                               2,000           73,120
UBS AG                                            1,050           63,346
Wachovia Corp.                                    1,300           74,035
Washington Mutual, Inc.                           1,200           54,588
                                                             ------------
                                                               1,680,581

FINANCIAL SERVICES-9.1%
The Charles Schwab Corp.                          5,000           96,700
Chicago Mercantile Exchange
  Holdings, Inc.-Class A                            125           63,719
Countrywide Financial Corp.                       1,000           42,450
Federated Investors, Inc.-
  Class B                                         1,000           33,780
Franklin Resources, Inc.                          2,200          242,374
Goldman Sachs Group, Inc.                           890          177,421
Lazard Ltd.-Class A                                 900           42,606
Legg Mason, Inc.                                  1,925          182,971
MBIA, Inc.                                          500           36,530
Merrill Lynch & Co., Inc.                         4,450          414,295
MGIC Investment Corp.                               600           37,524
Morgan Stanley                                      500           40,715
NYSE Group, Inc. (a)                              1,300          126,360
Waddell & Reed Financial, Inc.-
  Class A                                         1,000           27,360
                                                             ------------
                                                               1,564,805

INSURANCE-8.7%
ACE, Ltd.                                           450           27,256
Allstate Corp.                                      250           16,278
American International Group, Inc.                6,000          429,960
Chubb Corp.                                         800           42,328
Genworth Financial, Inc.-
  Class A                                         1,700           58,157
Hartford Financial Services
  Group, Inc.                                       900           83,979
MetLife, Inc.                                     1,500           88,515
Old Republic International Corp.                  1,800           41,904
RenaissanceRe Holdings, Ltd.                        800           48,000
The St Paul Travelers Cos, Inc.                   2,000          107,380
Torchmark Corp.                                     600           38,256
UnumProvident Corp.                               1,100           22,858
WellPoint, Inc. (a)                               5,775          454,435
XL Capital, Ltd.-Class A                            600           43,212
                                                             ------------
                                                               1,502,518

MAJOR REGIONAL BANKS-2.8%
Bank of America Corp.                             6,100          325,679
U.S. Bancorp                                      1,700           61,523
Wells Fargo & Co.                                 2,800           99,568
                                                             ------------
                                                                 486,770
                                                             ------------
                                                               5,234,674

CONSUMER CYCLICALS-14.7%
APPLIANCES & HOUSEHOLD DURABLES-0.3%
Melco PBL Entertainment
  Macau Ltd. (ADR) (a)                            2,467           52,448

BROADCASTING & PUBLISHING-4.1%
CBS Corp.-Class B                                 2,375           74,053
Comcast Corp.-Special-Class A (a)                 7,300          305,724
Idearc, Inc. (a)                                    245            7,019
Time Warner, Inc.                                13,700          298,386
Viacom, Inc.-Class B (a)                            175            7,180
Walt Disney Co.                                     600           20,562
                                                             ------------
                                                                 712,924

BUSINESS & PUBLIC SERVICES-0.2%
Interpublic Group of Cos., Inc. (a)               3,200           39,168

DATA PROCESSING-2.6%
Google, Inc.-Class A (a)                            990          455,875

LEISURE & TOURISM-3.3%
Hertz Global Holdings, Inc. (a)                   2,300           39,997
Hilton Hotels Corp.                               2,200           76,780
McDonald's Corp.                                  7,300          323,609
Starwood Hotels & Resorts
  Worldwide, Inc.                                 2,000          125,000
                                                             ------------
                                                                 565,386

MERCHANDISING-3.1%
The Gap, Inc.                                     1,700           33,150
Kohl's Corp. (a)                                  2,710          185,445
Limited Brands, Inc.                              1,900           54,986
Office Depot, Inc. (a)                            1,400           53,438
Saks, Inc.                                        1,400           24,948
Target Corp.                                      3,075          175,429
                                                             ------------
                                                                 527,396


6


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Company                                          Shares      U.S. $ Value
-------------------------------------------------------------------------------
RECREATION & OTHER CONSUMER-0.6%
Fortune Brands, Inc.                                425      $    36,291
Mattel, Inc.                                      2,800           63,448
                                                             ------------
                                                                  99,739

TEXTILES & APPAREL-0.5%
Jones Apparel Group, Inc.                         1,500           50,145
Nike, Inc.-Class B                                  300           29,709
                                                             ------------
                                                                  79,854
                                                             ------------
                                                               2,532,790

TECHNOLOGY-13.4%
COMPUTER/INSTRUMENTATION-0.3%
Sanmina-SCI Corp. (a)                             3,000           10,350
Solectron Corp. (a)                              11,800           37,996
                                                             ------------
                                                                  48,346

DATA PROCESSING-7.1%
Accenture Ltd.-Class A                            1,000           36,930
Akamai Technologies, Inc. (a)                     1,200           63,744
Apple Computer,Inc. (a)                           4,950          419,958
Electronic Data Systems Corp.                     1,600           44,080
Hewlett-Packard Co.                               5,700          234,783
International Business
  Machines Corp.                                    700           68,005
Microsoft Corp.                                   6,000          179,160
Network Appliance, Inc. (a)                       3,700          145,336
Oracle Corp. (a)                                  2,200           37,708
                                                             ------------
                                                               1,229,704

ELECTRICAL & ELECTRONICS-4.1%
Arrow Electronics, Inc. (a)                         700           22,085
Broadcom Corp.-Class A (a)                        6,462          208,787
Cisco Systems, Inc. (a)                           9,600          262,368
Nokia OYJ (ADR)                                   2,000           40,640
QUALCOMM, Inc.                                    4,725          178,558
                                                             ------------
                                                                 712,438

ELECTRONIC COMPONENTS & INSTRUMENTS-1.8%
Advanced Micro Devices, Inc. (a)                  5,000          101,750
Corning, Inc. (a)                                 5,450          101,969
Flextronics International, Ltd. (a)               3,900           44,772
NVIDA Corp. (a)                                   1,750           64,768
                                                             ------------
                                                                 313,259

SEMICONDUCTORS-0.1%
Agere Systems, Inc.-Class A (a)                   1,100           21,087
                                                             ------------
                                                               2,324,834

ENERGY-9.4%
ENERGY EQUIPMENT & SERVICES-2.7%
Baker Hughes, Inc.                                  275           20,531
BJ Services Co.                                     800           23,456
GlobalSantaFe Corp.                               1,200           70,536
Halliburton Co.                                   9,100          282,555
Schlumberger, Ltd.                                1,200           75,792
                                                             ------------
                                                                 472,870

ENERGY SOURCES-6.5%
Chevron Corp.                                     3,300          242,649
ConocoPhillips                                    1,800          129,510
Exxon Mobil Corp.                                 7,800          597,714
Marathon Oil Corp.                                  900           83,250
Occidental Petroleum Corp.                          200            9,766
Total SA (ADR)                                      700           50,344
                                                             ------------
                                                               1,113,233

OILS - INTEGRATED INTERNATIONAL-0.2%
BP PLC (ADR)                                        600           40,260
                                                             ------------
                                                               1,626,363

CAPITAL EQUIPMENT-9.0%
AEROSPACE & DEFENSE-3.3%
Boeing Co.                                        4,850          430,874
Rockwell Collins, Inc.                            1,100           69,619
Spirit Aerosystems Holdings, Inc.-
  Class A (a)                                     2,000           66,940
                                                             ------------
                                                                 567,433

AUTOMOBILES-1.4%
Autoliv, Inc.                                       850           51,255
BorgWarner, Inc.                                    700           41,314
DaimlerChrysler AG                                  800           49,128
Magna International, Inc.-
  Class A                                           250           20,137
Toyota Motor Corp. (ADR)                            600           80,586
                                                             ------------
                                                                 242,420

DEFENSE-0.4%
Northrop Grumman Corp.                              900           60,930

INDUSTRIAL COMPONENTS-0.3%
Eaton Corp.                                         700           52,598

MULTI-INDUSTRY-3.6%
Crane Co.                                           700           25,648
Fluor Corp.                                         600           48,990
General Electric Co.                             11,800          439,078
Ingersoll-Rand Co. Ltd.-
  Class A                                           800           31,304
SPX Corp.                                           900           55,044
Textron, Inc.                                       250           23,443
                                                             ------------
                                                                 623,507
                                                             ------------
                                                               1,546,888


7


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Company                                          Shares      U.S. $ Value
-------------------------------------------------------------------------------
CONSUMER STAPLES-7.7%
FOOD & HOUSEHOLD PRODUCTS-5.9%
Clorox Co.                                          900        $  57,735
Colgate-Palmolive Co.                               800           52,192
Kellogg Co.                                       1,000           50,060
Kimberly-Clark Corp.                              1,000           67,950
Kroger Co.                                        3,100           71,517
Procter & Gamble Co.                              8,100          520,587
Safeway, Inc.                                     1,600           55,296
Sara Lee Corp.                                    3,000           51,090
WM Wrigley Jr Co.                                 1,900           98,268
                                                             ------------
                                                               1,024,695

FOODS-0.5%
General Mills, Inc.                               1,200           69,120
Kraft Foods, Inc.-Class A                           275            9,817
                                                             ------------
                                                                  78,937

TOBACCO-1.3%
Altria Group, Inc.                                2,300          197,386
UST, Inc.                                           400           23,280
                                                             ------------
                                                                 220,666
                                                             ------------
                                                               1,324,298

MEDICAL-6.9%
HEALTH & PERSONAL CARE-5.5%
Amgen, Inc. (a)                                     200           13,662
Genentech, Inc. (a)                               2,575          208,910
Gilead Sciences, Inc. (a)                         3,550          230,501
Merck & Co. Inc.                                  3,100          135,160
Pfizer, Inc.                                     11,000          284,900
Tenet Healthcare Corp. (a)                        2,200           15,334
Teva Pharmaceutical Industries
  Ltd. (ADR)                                      2,150           66,822
                                                             ------------
                                                                 955,289

MEDICAL PRODUCTS-1.4%
Alcon, Inc.                                       2,150          240,306
                                                             ------------
                                                               1,195,595

UTILITIES-3.4%
TELECOMMUNICATIONS-0.5%
Sprint Nextel Corp. (a)                           4,700           88,783

TELEPHONE-2.0%
BellSouth Corp.                                   3,500          164,885
Verizon Communications, Inc.                      4,900          182,476
                                                             ------------
                                                                 347,361

UTILITY (ELECTRIC & GAS)-0.9%
Dominion Resources, Inc.                            350           29,344
Entergy Corp.                                       900           83,088
Northeast Utilities                               1,400           39,424
                                                             ------------
                                                                 151,856
                                                             ------------
                                                                 588,000

INDUSTRIAL COMMODITIES-2.5%
CHEMICALS-1.7%
Dow Chemical Co.                                  1,600           63,904
E.I. Du Pont de Nemours & Co.                       225           10,960
Lubrizol Corp.                                      700           35,091
Monsanto Co.                                      2,300          120,819
PPG Industries, Inc.                                900           57,789
                                                             ------------
                                                                 288,563

FOREST & PAPER-0.4%
Smurfit-Stone Container Corp. (a)                 1,900           20,064
Temple-Inland, Inc.                               1,000           46,030
                                                             ------------
                                                                  66,094

METAL - STEEL-0.3%
Mittal Steel Co. NV-Class A                       1,100           46,398

MISCELLANEOUS MATERIALS-0.1%
Crown Holdings, Inc. (a)                          1,300           27,196
                                                             ------------
                                                                 428,251

TELECOMMUNICATIONS-1.6%
TELECOMMUNICATIONS-1.6%
America Movil SA de CV
  Series L (ADR)                                  2,350          106,267
American Tower Corp.-Class A (a)                    400           14,912
AT&T, Inc.                                        2,700           96,525
Crown Castle International Corp. (a)              1,700           54,910
Embarq Corp.                                        235           12,352
                                                             ------------
                                                                 284,966

SERVICES-0.4%
RAILROADS-0.4%
CSX Corp.                                         1,800           61,974


8


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Company                                                      U.S. $ Value
-------------------------------------------------------------------------------
INDUSTRIAL RESOURCES-0.2%
CONTAINERS - METAL/GLASS/PAPER-0.2%
Owens-Illinois, Inc. (a)                          1,700     $     31,365

TOTAL INVESTMENTS-99.5%
  (cost $13,765,719)                                          17,179,998
Other assets less liabilities-0.5%                                77,769
                                                             ------------
NET ASSETS-100.0%                                           $ 17,257,767

(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See Notes to Financial Statements.


9


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $13,765,719)          $ 17,179,998
  Cash                                                                 148,880
  Receivable for investment securities sold                             51,800
  Dividends receivable                                                  15,805
  Receivable due from Adviser                                            8,498
  Receivable for capital stock sold                                      3,313
  Total assets                                                      17,408,294

LIABILITIES
  Payable for investment securities purchased                           91,386
  Custodian fee payable                                                 31,588
  Printing fee payable                                                  11,281
  Payable for capital stock redeemed                                     7,563
  Distribution fee payable                                               3,669
  Transfer Agent fee payable                                                65
  Accrued expenses                                                       4,975
  Total liabilities                                                    150,527

NET ASSETS                                                        $ 17,257,767

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      1,266
  Additional paid-in capital                                        13,055,835
  Undistributed net investment income                                   27,694
  Accumulated net realized gain on investment transactions             758,693
  Net unrealized appreciation of investments                         3,414,279
                                                                  ------------
                                                                   $17,257,767

Net Asset Value Per Share--1 billion shares of capital stock authorized, $.001 par value

                           Shares            Net Asset
Class                    Net Assets         Outstanding               Value
-------------------------------------------------------------------------------
A                       $    11,615                 841              $13.81
B                       $17,246,152           1,265,599              $13.63

See Notes to Financial Statements.


10


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $1,693)              $   262,515
  Interest                                                               4,213
  Total investment income                                              266,728

EXPENSES
  Advisory fee                                                         107,165
  Distribution fee--Class B                                             41,191
  Transfer agency--Class A                                                   2
  Transfer agency--Class B                                               2,569
  Custodian                                                            118,033
  Administrative                                                        86,750
  Audit                                                                 37,500
  Printing                                                              10,442
  Legal                                                                  6,129
  Directors' fees                                                        1,400
  Miscellaneous                                                          5,530
  Total expenses                                                       416,711
  Less: expenses waived and reimbursed by the Adviser
  (see Note B)                                                        (177,677)
  Net expenses                                                         239,034
  Net investment income                                                 27,694

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investment transactions                         789,026
  Net change in unrealized appreciation/depreciation
   of investments                                                      792,654
  Net gain on investment transactions                                1,581,680
NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 1,609,374

See Notes to Financial Statements.


11


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                   Year Ended      Year Ended
                                                   December 31,    December 31,
                                                       2006            2005
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income (loss)                     $    27,694     $   (13,689)
  Net realized gain on investment
    transactions                                       789,026         937,920
  Net change in unrealized
    appreciation/depreciation
    of investments                                     792,654         597,831
  Net increase in net assets
    from operations                                  1,609,374       1,522,062

DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS FROM
  Net investment income
    Class A                                                 -0-         (5,706)
    Class B                                                 -0-        (43,625)
  Net realized gain on investment transactions
    Class A                                               (473)             -0-
    Class B                                           (719,255)             -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                        (369,831)     (1,419,021)
  Total increase                                       519,815          53,710

NET ASSETS
  Beginning of period                               16,737,952      16,684,242
  End of period (including undistributed
    net investment income of $27,694 and $0,
    respectively)                                  $17,257,767     $16,737,952

See Notes to Financial Statements.


12


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: Significant Accounting Policies

The AllianceBernstein U.S.Large Cap Blended Style Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.


1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


13


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.


5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.


6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.


NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, ..55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio's average


14


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .95% of the first $5 billion, .90% of the next $2.5 billion, .85% of the next $2.5 billion and .80% of the excess over $10 billion of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2006, the Adviser waived fees in the amount of $90,927.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $86,750 for the year ended December 31, 2006.

Brokerage commissions paid on investment transactions for the year ended December 31, 2006, amounted to $12,126, of which $8 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.


NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006 were as follows:

                                                    Purchases         Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)                      $ 8,626,178     $ 9,553,653
U.S. government securities                                  -0-             -0-


15


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $ 13,795,958
Gross unrealized appreciation                                     $  3,583,621
Gross unrealized depreciation                                         (199,581)
Net unrealized appreciation                                       $  3,384,040


1. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.


2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.


16


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                     December 31,   December 31,  December 31,    December 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares issued
  in reinvestment
  of dividends
  and distributions.          38           482     $       473    $      5,706
Shares redeemed               -0-      (99,788)             -0-     (1,242,557)
Net increase
  (decrease)                  38       (99,306)    $       473    $ (1,236,851)

Class B
Shares sold              154,319       183,494     $ 1,985,872    $  2,184,593
Shares issued
  in reinvestment
  of dividends
  and distributions.      59,247         3,716         719,255          43,625
Shares redeemed         (235,279)     (202,505)     (3,075,431)     (2,410,388)
Net decrease             (21,713)      (15,295)    $  (370,304)    $  (182,170)


NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Porfolio did not utilize the Facility during the year ended December 31, 2006.


NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                        2006            2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                    $ 155,188        $ 49,331
  Net long-term capital gains                          564,540              -0-
Total taxable distributions                            719,728          49,331
Total distributions paid                             $ 719,728        $ 49,331


17


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                   $   215,511
Undistributed long-term capital gains                               601,115
Unrealized appreciation/(depreciation)                            3,384,040(a)
Total accumulated earnings/(deficit)                            $ 4,200,666

(a) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


NOTE I: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities


18


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the HINDO Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Com-


19


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

plaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE J: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


20


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FINANCIAL HIGHLIGHTS

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     CLASS A
                                            ---------------------------------------------------
                                                                                     June 6,
                                                     Year Ended December 31,       2003(a) to
                                            -------------------------------------  December 31,
                                                2006         2005         2004         2003
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $13.13       $11.98       $10.96       $10.00

Income From Investment Operations
Net investment income (b)(c)                     .06          .02          .06          .03
Net realized and unrealized gain
  on investment transactions                    1.21         1.19          .97          .93
Net increase in net asset value
  from operations                               1.27         1.21         1.03          .96

Less: Dividends and Distributions
Dividends from net investment income              -0-        (.06)        (.01)          -0-
Distributions from net realized
  gain on investment transactions               (.59)          -0-          -0-          -0-
Total dividends and distributions               (.59)        (.06)        (.01)          -0-
Net asset value, end of period                $13.81       $13.13       $11.98       $10.96

Total Return
Total investment return based
  on net asset value (d)                       10.22%       10.13%        9.43%        9.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)        $12          $11       $1,200       $1,096
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                          1.20%(e)     1.19%        1.20%        1.20%(f)
  Expenses, before waivers
    and reimbursements                          2.28%(e)     2.29%        2.67%        6.65%(f)
  Net investment income (c)                      .42%(e)      .15%         .55%         .45%(f)
Portfolio turnover rate                           53%          80%          42%          13%

See footnote summary on page 22.


21


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     CLASS B
                                            ----------------------------------------------------
                                                                                      May 2,
                                                     Year Ended December 31,        2003(g) to
                                            -------------------------------------  December 31,
                                                2006         2005         2004         2003
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.99       $11.89       $10.90       $10.00

Income From Investment Operations
Net investment income (loss) (b)(c)              .02         (.01)         .04          .01
Net realized and unrealized gain
  on investment transactions                    1.21         1.14          .96          .89
Net increase in net asset value
  from operations                               1.23         1.13         1.00          .90

Less: Dividends and Distributions
Dividends from net investment income              -0-        (.03)        (.01)          -0-
Distributions from net realized gain
  on investment transactions                    (.59)          -0-          -0-          -0-
Total dividends and distributions               (.59)        (.03)        (.01)          -0-
Net asset value, end of period                $13.63       $12.99       $11.89       $10.90

Total Return
Total investment return based
  on net asset value (d)                       10.02%        9.57%        9.16%        9.00%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $17,246      $16,727      $15,485       $6,600
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                          1.45%(e)     1.45%        1.45%        1.43%(f)
  Expenses, before waivers
    and reimbursements                          2.53%(e)     2.59%        2.95%        8.25%(f)
  Net investment income (loss) (c)               .17%(e)     (.10)%        .37%         .27%(f)
Portfolio turnover rate                           53%          80%          42%          13%

(a)  Commencement of distribution.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  The ratio includes expenses attributable to costs of proxy solicitation.

(f)  Annualized.

(g)  Commencement of operations.


22


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein U.S. Large Cap Blended Style Portfolio

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein U.S. Large Cap Blended Style Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein U.S. Large Cap Blended Style Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP


New York, New York
February 12, 2007


TAX INFORMATION (unaudited)

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2006 qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 2006, the Portfolio designates from distributions paid $564,540 as capital gain dividends.


23


U.S. LARGE CAP
BLENDED STYLE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), CHAIRMAN
Marc O. Mayer, PRESIDENT AND CHIEF EXECUTIVE OFFICER
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS

Philip L. Kirstein, SENIOR VICE PRESIDENT AND INDEPENDENT COMPLIANCE OFFICER Thomas J. Fontaine(2), VICE PRESIDENT
Mark A. Hamilton(2), VICE PRESIDENT
Joshua Lisser(2), VICE PRESIDENT
Seth J. Masters(2), VICE PRESIDENT
Christopher H. Nikolich(2), VICE PRESIDENT
Emilie D. Wrapp, SECRETARY
Joseph J. Mantineo, TREASURER AND CHIEF FINANCIAL OFFICER
Thomas R. Manley, CONTROLLER


CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286


DISTRIBUTOR

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036


LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


TRANSFER AGENT

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672

(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. Day-to-day responsibilities for coordinating the Portfolio's investments resides with Thomas J. Fontaine, Mark A. Hamilton, Joshua Lisser, Seth J. Masters and Christopher H. Nikolich.


24


U.S. LARGE CAP
BLENDED STYLE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                          PORTFOLIOS
                                                                                          IN FUND        OTHER
NAME, ADDRESS*,                    PRINCIPAL                                              COMPLEX        DIRECTORSHIP
AGE                                OCCUPATION(S)                                          OVERSEEN BY    HELD BY
(YEAR ELECTED**)                   DURING PAST 5 YEARS                                    DIRECTOR       DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of                            108            SCB Partners, Inc.
1345 Avenue of the Americas        AllianceBernstein L.P. (the "Adviser")                                  and SCB Inc.
New York, NY 10105                 since 2001 and Executive Managing Director
49                                 of AllianceBernstein Investments, Inc.
(2005)                             ("ABI") since 2003; prior thereto, he was
                                   head of AllianceBernstein Institutional
                                   Investments, a unit of the Adviser from
                                   2001-2003. Prior thereto, Chief Executive
                                   Officer of Sanford C. Bernstein & Co., LLC
                                   (institutional research and brokerage arm of
                                   Bernstein & Co. LLC) ("SCB & Co.") and its
                                   predecessor since prior to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ***      Investment Adviser and an Independent                  110            None
CHAIRMAN OF THE BOARD              Consultant. He was formerly Senior Manager
74                                 of Barrett Associates, Inc., a registered
(1990)                             investment adviser, with which he had been
                                   associated since prior to 2002. He was formerly
                                   Deputy Comptroller and Chief Investment
                                   Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

David H. Dievler, #                Independent Consultant. Until December                 109            None
77                                 1994, he was Senior Vice President of
(1990)                             AllianceBernstein Corporation ("AB Corp.")
                                   (formerly, Alliance Capital Management
                                   Corporation) responsible for mutual fund
                                   administration. Prior to joining AB Corp. in
                                   1984, he was Chief Financial Officer of
                                   Eberstadt Asset Management since 1968.
                                   Prior to that, he was a Senior Manager at Price
                                   Waterhouse & Co. Member of American
                                   Institute of Certified Public Accountants since
                                   1953.

John H. Dobkin, #                  Consultant. Formerly, President of Save Venice,        108            None
65                                 Inc. (preservation organization) from 2001-2002,
(1992)                             Senior Advisor from June 1999-June 2000
                                   and President of Historic Hudson Valley
                                   (historic preservation) from December 1989-
                                   May 1999. Previously, Director of the
                                   National Academy of Design and during 1988-
                                   1992, Director and Chairman of the Audit
                                   Committee of AB Corp. (formerly, Alliance
                                   Capital Management Corporation).


25


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                                                          PORTFOLIOS
                                                                                          IN FUND        OTHER
NAME, ADDRESS*,                    PRINCIPAL                                              COMPLEX        DIRECTORSHIP
AGE,                               OCCUPATION(S)                                          OVERSEEN BY    HELD BY
(YEAR ELECTED**)                   DURING PAST 5 YEARS                                    DIRECTOR       DIRECTOR
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Michael J. Downey, #               Consultant since January 2004. Formerly,               108            Asia Pacific Fund,
63                                 managing partner of Lexington Capital, LLC                            Inc. and The Merger
(2005)                             (investment advisory firm) from December 1997                                Fund
                                   until December 2003. Prior thereto, Chairman
                                   and CEO of Prudential Mutual Fund Management
                                   from 1987 to 1993.

D. James Guzy, #                   Chairman of the Board of PLX Technology                108            Intel Corporation
70                                 (semi-conductors) and of SRC Computers Inc.,                        (semi-conductors) and
(2005)                             with which he has been associated since prior                     Cirrus Logic Corporation
                                   to 2002. He is also President of the Arbor                            (semi-conductors)
                                   Company (private family investments).

Nancy P. Jacklin, #                Formerly, U.S. Executive Director of the               108            None
58                                 International Monetary Fund (December 2002-
(2006)                             May 2006); Partner, Clifford Chance (1992-
                                   2002); Senior Counsel, International Banking
                                   and Finance, and Associate General Counsel,
                                   Citicorp (1985-1992); Assistant General
                                   Counsel (International), Federal Reserve
                                   Board of Governors (1982-1985); and
                                   Attorney Advisor, U.S. Department of the
                                   Treasury (1973-1982). Member of the Bar of
                                   the District of Columbia and of New York;
                                   and member of the Council on Foreign
                                   Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture Associates (venture        108            The George
65                                 capital and consulting), since prior to 2002.                         Lucas Educational
(2005)                             From 2003 until May 31, 2006, he was CEO of                           Foundation and
                                   Toppan Photomasks, Inc., Austin, Texas (semi-                         National
                                   conductor manufacturing services).                                    Datacast, Inc.

Earl D. Weiner, #                  Of Counsel, and Partner from 1976-2006, of the         107            None
67                                 law firm Sullivan & Cromwell LLP, specializing
(2007)                             in investment management, corporate and
                                   securities law; member of Task Force on Fund
                                   Director's Guidebook, Federal Regulation of
                                   Securities Committee.

* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

***  Member of the Fair Value Pricing Committee.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


26


U.S. LARGE CAP
BLENDED STYLE PORTFOLIO

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Officer Information

Certain information concerning the Fund's Officers is listed below.

                              PRINCIPAL
NAME, ADDRESS*,               POSITION(S) HELD              PRINCIPAL OCCUPATION
AGE                           WITH FUND                     DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
49                            Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent Compliance
61                            and Independent               Officer of the AllianceBernstein Funds, with which he
                              Compliance Officer            has been associated since October 2004. Prior thereto,
                                                            he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                            from October 2003 to October 2004, and General
                                                            Counsel of Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2002 until March 2003.

Thomas J. Fontaine            Vice President                Senior Vice President of the Adviser**, with which he
41                                                          has been associated since prior to 2002.

Mark A. Hamilton              Vice President                Senior Vice President of the Adviser**, with which he
41                                                          has been associated since prior to 2002.

Joshua Lisser                 Vice President                Senior Vice President of the Adviser**, with which he
41                                                          has been associated since prior to 2002.

Seth J. Masters               Vice President                Executive Vice President of the Adviser**, with which
47                                                          he has been associated since prior to 2002.

Christopher H. Nikolich       Vice President                Senior Vice President of the Adviser**, with which he
37                                                          has been associated since prior to 2002.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant General Counsel and
51                                                          Assistant Secretary of ABI**, with which she has been
                                                            associated since prior to 2002.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of AllianceBernstein Investor
47                            Financial Officer             Services, Inc. ("ABIS")**, with which he has been
                                                            associated since prior to 2002.

Thomas R. Manley              Controller                    Vice President of the Adviser**, with which he has been
55                                                          associated since prior to 2002.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABIS, ABI and SCB & Co. are affiliates of the Fund.

     The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800)227-4618 for a free prospectus or SAI.


27


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
CONTINUANCE DISCLOSURE

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

IN THIS DISCLOSURE, THE TERM "FUND" REFERS TO ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC., AND THE TERM "PORTFOLIO" REFERS TO
ALLIANCEBERNSTEIN U.S. LARGE CAP BLENDED STYLE PORTFOLIO.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

     9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

     10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

     11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;


28


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

     13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.


Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement. The directors noted that the Adviser had waived reimbursement payments from the Portfolio since inception in light of the expense caps currently in effect for the Portfolio.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar year 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation


29


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser's relationship with the Portfolio was not profitable to it in 2004 and 2005.


Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.


Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 13 to 12 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 95 to 90 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1-year and since inception periods (June 2003 inception). The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Standard & Poor's 500 Stock Index (the "Index") for periods ended April 30, 2006 over the year to date ("YTD"), 1-year and since inception periods. The directors noted that in the Performance Group comparison the Portfolio was in the 2nd quintile in the 1-year period and 3rd quintile in the since inception period, and in the Performance Universe comparison the Portfolio was in the 1st quintile in the 1-year period and 3rd quintile in the since inception period. The comparative information showed that the Portfolio outperformed the Index in the 1-year period and underperformed the Index in the YTD and since inception periods. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.


30


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio but that the initial fee rate in such fee schedule was much higher and that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be significantly higher than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser is currently waiving its right to be reimbursed by the Portfolio for administrative expenses and that total compensation to the Adviser pursuant to the Portfolio's Advisory Agreement would be at a significantly higher rate than under the institutional fee schedule but for such waiver. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 65 basis points was materially lower than the Expense Group median. The directors noted that in the Portfolio's latest fiscal year, the administrative expense reimbursement of 46 basis points had been waived by the Adviser. The directors also noted that the Portfolio's total expense ratio, which had been capped by the Adviser, was significantly higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio's expense ratio was affected by its relatively small size (less than $20 million as of April 30, 2006). The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable.


Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a pre-


31


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

sentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


32


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein U.S. Large Cap Blended Style Portfolio (the "Portfolio"),(2) prepared by Philip
L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2. Advisory fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.   Possible economies of scale as the Portfolio grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Portfolio.


PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                            Net Assets
            Advisory Fee Based on % of       06/30/06
Category     Average Daily Net Assets          ($MIL)          Portfolio
-------------------------------------------------------------------------------
Blend        65 bp on 1st $2.5 billion         $15.7     U.S. Large Cap Blended
             55 bp on next $2.5 billion                      Style Portfolio
             50 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                            As a % of Average
Portfolio                                        Amount      Daily Net Assets
-------------------------------------------------------------------------------
U.S. Large Cap Blended Style Portfolio(4)       $75,250             0.46%

(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)  Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

(4)  The Adviser waived this expense reimbursement made by the Portfolio.


33


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio's total operating expenses to the degree necessary to limit the Portfolio's expenses to the amounts set forth below during the Portfolio's first fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon 60 days written notice.

                       Expense Cap
                       Pursuant to
                         Expense                   Gross              Fiscal
                       Limitation                 Expense             Year
Portfolio              Undertaking                Ratio               End
-------------------------------------------------------------------------------
U.S. Large Cap        Class A  1.20%              2.29%             December 31
Blended Style         Class B  1.45%              2.59%
Portfolio


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. To the extent that certain of these institutional relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applied to the Portfolio versus the Portfolio's advisory fee:

              Net Assets       AllianceBernstein        Effective AB     Fund
               06/30/06          Institutional         Institutional   Advisory
Portfolio       ($MIL)           Fee Schedule           Advisory Fee     Fee(5)
-------------------------------------------------------------------------------

U.S. Large      $15.7    U.S. Style Blend Schedule         0.800%       0.650%
Cap Blended              80 bp on the first $25 million
Style                    60 bp on the next $25 million
Portfolio                50 bp on the next $50 million
                         40 bp on the next $100 million
                         30 bp on the balance
                         MINIMUM ACCOUNT SIZE $50M

(5) Fund advisory information was provided by Lipper. See Section II for additional discussion.


34


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Adviser also manages AllianceBernstein Blended Style Series, Inc. - U.S. Large Cap Portfolio, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Blended Style Series, Inc. - U.S. Large Cap Portfolio:

                                                                 Advisory Fee
                                                             Based on % of Average
Portfolio                 AllianceBernstein Mutual Fund         Daily Net Assets
--------------------------------------------------------------------------------------
U.S. Large Cap             Blended Style Series, Inc.-     65 bp on 1st $2.5 billion
Blended Style Portfolio     U.S. Large Cap Portfolio       55 bp on next $2.5 billion
                                                           50 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(6) for the Luxembourg fund that has a similar investment style as the Portfolio:

Fund                                           Fee
-----------------------------------------------------
Equity Blend                                  1.50%


The adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(7)

Portfolio         Effective Management Fee(8)     Lipper Group Median     Rank
-------------------------------------------------------------------------------
U.S. Large Cap                0.650                       0.750           3/13
Blended Style
Portfolio

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(9) and Lipper Expense Universe.(10) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lip-

(6) The "all-in" fee shown is for the Class A shares of Equity Blend. This fee covers investment advisory services and distribution related services.

(7) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(8) The effective management fee rate for the Portfolio would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. As previously mentioned, for the most recently completed fiscal year, the Adviser waived such payment. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduced the contractual fee rate.

(9) Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(10) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


35


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

per Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                    Expense      Lipper       Lipper       Lipper      Lipper
                     Ratio       Group        Group       Universe    Universe
Portfolio           (%)(11)     Median (%)    Rank        Median (%)    Rank
-------------------------------------------------------------------------------
U.S. Large
Cap Blended
Style Portfolio      1.190       0.955        13/13         0.839       80/81

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser did not earn a profit during calendar 2005 and 2004 primarily as a result of the Adviser having to reimburse the Portfolio for additional expenses incurred above the Portfolio's expense cap limitation.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, ABI received the amount set forth below in Rule 12b-1 fees:

Portfolio                                                12b-1 Fees Received
-------------------------------------------------------------------------------
U.S. Large Cap Blended Style Portfolio                         $38,890


The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

Portfolio                                             Adviser Payment to ABI
-------------------------------------------------------------------------------
U.S. Large Cap Blended Style Portfolio                        $264,340

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder

(11)  Most recently completed fiscal year Class A share total expense ratio.


36


                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(12)

The Portfolio effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolio's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Portfolio is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1 year performance ranking of the Portfolio(13) relative to its Lipper Performance Group(14) and Lipper Performance Universe(15) for the periods ended April 30, 2006:

U.S. Large Cap Blended
Style Portfolio                      Group                       Universe
-------------------------------------------------------------------------------
1 year                               4/13                          16/95

(12) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.

(13) The performance rankings are for the Class A shares of the Portfolio.

(14) The Lipper Performance Group is identical to the Lipper Expense Group.

(15) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.


37


U.S. LARGE CAP BLENDED STYLE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)

                                AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)(16) versus its benchmarks:(17)

                                           Periods Ending April 30, 2006
                                               Annualized Performance
-------------------------------------------------------------------------------
Portfolio                               1 Year              Since Inception
-------------------------------------------------------------------------------
U.S. Large Cap Blended
Style Portfolio                         19.80                    12.17

S&P 500 Stock Index                     11.72                    12.88


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006

(16) The performance returns shown are for the Class A shares of the Portfolio.

(17) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


38





-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Variable Products Series Fund, Inc.


Annual Report

December 31, 2006


>  AllianceBernstein Balanced Wealth Strategy Portfolio



     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered

> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




BALANCED WEALTH STRATEGY
PORTFOLIO

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


LETTER TO INVESTORS

February 1, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Balanced Wealth Strategy Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk. The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. The Adviser will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by +/- 5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, such as when the Adviser believes that conditions favor one investment style are compelling, the ranges may expand to 10% of the Portfolio. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts (REITs) are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser's targeted blend for the non-REIT portion of the Portfolio's equity component is an equal weighting of growth and value stocks. The Adviser will also allow the relative weightings of the growth and value sub-components to vary in response to markets, but ordinarily only by +/- 5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio's equity component toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the Portfolio. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical sub-components to vary in response to markets, but ordinarily only by +/- 5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. issuers are compelling, the range may expand to 10% of the Portfolio.

The Portfolio's debt securities will primarily be investment-grade debt securities (including cash and money market instruments), but may also include preferred stock and, when the Adviser believes that conditions favoring them are compelling, lower-rated securities ("junk bonds"). The Portfolio will not invest more than 25% of its net assets in securities rated at the time of purchase below investment-grade, or in unrated securities deemed to be of comparable quality at the time of purchase by the Adviser.

The Portfolio may enter into derivative transactions, such as options, futures, forwards and swap agreements. The Portfolio may invest in convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its balanced benchmark, a 60% / 40% blend of the Standard & Poor's (S&P) 500 Stock Index and the Lehman Brothers (LB) U.S. Aggregate Index, for the one-year period ended December 31, 2006 and since the Portfolio's inception on July 1, 2004.

The Portfolio exhibited both strong absolute and relative performance for the 1-year period ended December 31, 2006, outperforming the balanced benchmark for the period.

The Portfolio's approach of seeking return in the international equity markets contributed significantly to overall performance, as international stocks outperformed U.S. stocks. International stocks, as represented by the MSCI EAFE Index, returned 26.34% over the period, while U.S. stocks, as represented by the S&P 500 Stock Index,


1


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


returned 15.78%. In both U.S. and non-emerging international markets, growth stocks underperformed value stocks by a significant margin. Strategy returns, which are 50% growth and 50% value in their respective U.S. and international equity markets, were dampened by the underperformance of growth stocks. The U.S. bond market underperformed equities, with the LB U.S. Aggregate Index returning 4.33% for the year. Finally, REITs were a positive contributor to the Portfolio's performance. REITs, as represented by the EPRA/NAREIT Global Real Estate Index, returned 42.35% for the year.

MARKET REVIEW AND INVESTMENT STRATEGY

The strong gains by equity markets in 2006 were underpinned by favorable economic developments. During the second quarter, the market's upward trajectory was temporarily interrupted by concerns that sharply rising commodity prices, especially oil, would stoke inflationary pressure, prompting central banks to ratchet up interest rates. Investors feared that already slowing growth might grind to a halt. But benign inflation data over the summer allowed the U.S. Federal Reserve to pause in August after two years of raising rates at every meeting and investors eventually began to believe in a soft landing for the US.

At the same time, investors took comfort from the resilience of growth outside the U.S. In Europe, for example, exports remained surprisingly buoyant in the face of the U.S. slowdown and domestic demand strengthened, suggesting that the euro-area recovery was gradually becoming more self-sustaining. Germany's IFO survey, a key survey of German businesses which is often cited as a leading indicator of economic activity, is at an all-time high. Economic indicators in Japan left more room for doubt, with gross domestic product (GDP) growth falling below trend in the third quarter due to sluggish consumption. But with employee salaries growing at the fastest rate for 14 years, the outlook for consumers seemed to be improving. As the year ended, most observers expected Japanese interest rates to rise and the economy to recover from its mid-year slowdown.

Global equity valuations remain close to their long-term averages, though valuation differences between attractively priced and expensive stocks remain unusually compressed. Long-term interest rates remain low and the Treasury yield curve has inverted, with longer maturity bonds offering less yield than shorter maturities. Credit spreads remain unusually tight.

The Portfolio's equity holdings remain positioned to continue to capture the opportunity presented in companies with strong growth prospects that are trading at unusually low premiums, while the Portfolio's fixed-income holdings are positioned in accordance with the diminished opportunity afforded by an environment of low volatility and historically tight spreads across sectors.

As always, the Portfolio's Blend Investment Policy Team (the "Team") remains focused on combining low correlation asset classes, blending growth and value investment styles, globalizing the Portfolio and ensuring the Portfolio is aligned with the Team's strategic asset allocation targets through a disciplined rebalancing process.


2


BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain performance information current to the most recent month-end.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, call your financial advisor or 800.984.7654. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor's (S&P) 500 Stock Index and the unmanaged Lehman Brothers (LB) U.S. Aggregate Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio allocates its investments among multiple asset classes which will include U.S. and foreign securities, as well as equity and fixed-income securities. Price fluctuations in the underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investment in the Portfolio is not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds, otherwise known as "junk bonds", involve a greater risk of default and price volatility than other bonds. Investing in below investment-grade securities presents special risks, including credit risk. Within each of these, the Portfolio will also allocate its investments in different types of securities, such as growth and value stocks, real estate investment trusts, and corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The Portfolio systematically rebalances its allocations in these asset classes to maintain its target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The use of derivatives involves specific risks and is not suitable for all investors. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.


(Historical Performance continued on next page)


3


BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE PORTFOLIO VS. ITS BENCHMARK
PERIODS ENDED DECEMBER 31, 2006

                                                                           Returns
                                                                  --------------------------
                                                                  1 Year    Since Inception*
--------------------------------------------------------------------------------------------
   AllianceBernstein Balanced Wealth Strategy Portfolio Class A   13.92%    11.29%

   AllianceBernstein Balanced Wealth Strategy Portfolio Class B   13.75%    11.02%

   60% S&P 500 Stock Index / 40% LB U.S. Aggregate Index          11.20%     8.69%

   S&P 500 Stock Index                                            15.78%    11.62%

   LB U.S. Aggregate Index                                         4.33%     4.29%

   * Since inception of the Portfolio's Class A and Class B shares on 7/1/04.


ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
7/1/04* - 12/31/06


S&P 500 Stock Index: $13,156

60% S&P 500 Stock Index / 40% LB U.S. Aggregate Index: $12,292

AllianceBernstein Balanced Wealth Strategy Portfolio Class A: $13,067

LB U.S. Aggregate Index: $11,056


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

         AllianceBernstein      60% S&P
          Balanced Wealth    Stock Index /                  LB U.S.
         Strategy Portfolio   40% LB U.S.      S&P 500     Aggregate
              Class A       Aggregate Index  Stock Index     Index
-------------------------------------------------------------------------------
7/1/04*       $10,000           $10,000        $10,000      $10,000
12/31/04      $10,690           $10,637        $10,831      $10,346
12/31/05      $11,470           $11,054        $11,363      $10,597
12/31/06      $13,067           $12,292        $13,156      $11,056


* Since inception of the Portfolio's Class A shares on 7/1/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Portfolio Class A shares (from 7/1/04* to 12/31/06) as compared to the performance of the Portfolio's balanced benchmark (60% S&P 500 Stock Index / 40% LB U.S. Aggregate Index), as well as the individual components of the balanced benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on previous page.


4


BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                Beginning            Ending
VARP  Balanced Wealth        Account Value       Account Value       Expenses Paid        Annualized
Strategy Portfolio             July 1, 2006     December 31, 2006     During Period*     Expense Ratio*
--------------------------------------------------------------------------------------------------------
Class A
Actual                            $ 1,000          $ 1,114.28             $ 4.90             0.92%
Hypothetical
  (5% return before
  expenses)                       $ 1,000          $ 1,020.57             $ 4.69             0.92%
Class B
Actual                            $ 1,000          $ 1,112.95             $ 6.23             1.17%
Hypothetical
  (5% return before
  expenses)                       $ 1,000          $ 1,019.31             $ 5.96             1.17%

* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


5


BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2006

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                PERCENT OF
COMPANY                                   U.S. $ VALUE          NET ASSETS
-------------------------------------------------------------------------------
Federal National Mortgage Assoc.
   (Common Stock and Bonds)                $16,702,803             12.3%
U.S. Treasury Bonds                          4,384,712              3.2
Japan Fin Corp Muni Ent                      2,150,558              1.6
Procter & Gamble Co.                         1,589,076              1.2
WellPoint, Inc.                              1,522,903              1.1
General Electric Co.                         1,495,842              1.1
Government of Sweden                         1,477,272              1.1
Exxon Mobile Corp.                           1,471,296              1.1
Google, Inc.-Class A                         1,353,811              1.0
Credit Suisse Group                          1,286,914              0.9
                                           -----------            --------
                                           $33,435,187             24.6%


SECTOR DIVERSIFICATION
December 31, 2006
_______________________________________________________________________________

                                                                PERCENT OF
SECTOR                                    U.S. $ VALUE          NET ASSETS
-------------------------------------------------------------------------------
U.S. Government & Government Sponsored
   Agency Obligations                     $ 23,933,625             17.6%
Finance                                     23,524,802             17.3
Construction & Housing                      13,546,214              9.9
Technology/Electronics                       9,641,543              7.1
Sovereign Debt Obligations                   7,531,059              5.5
Consumer Cyclical                            7,292,019              5.3
Medical                                      6,638,919              4.9
Capital Equipment                            6,562,088              4.8
Energy                                       6,239,770              4.6
Commercial Mortgage Backed Securities        5,311,716              3.9
Consumer Staples                             5,285,895              3.9
Other*                                      17,385,087             12.8
                                          ------------           --------
Total Investments**                        132,892,737             97.6
Cash and receivables, net of liabilities     3,210,687              2.4
                                          ------------           --------
Net Assets                                $136,103,424            100.0%


* The Portfolio's sector diversification is expressed as a percentage of net assets and may vary over time. "Other" represents the following sectors: Asset Backed Securities, Basic Industry, Collateralized Mortgage Obligations, Industrial, Industrial Commodities, Industrial Resources, Telecommunication, Transportation and Utility.

**  Excludes short-term investments.

    Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


6


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2006

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-63.9%
FINANCIAL-16.5%
BANKING-5.6%
Anglo Irish Bank Corp. PLC                       14,642   $      301,456
Banco Bilbao Vizcaya
   Argentaria SA                                 12,141          291,694
Bank Leumi Le-Israel                             14,400           58,147
Barclays PLC                                     16,000          228,448
BNP Paribas SA                                    4,998          543,724
China Construction Bank-
   Class H                                       90,000           57,242
Comerica, Inc.                                    2,125          124,695
Credit Agricole SA                                4,510          189,050
Federal Home Loan Mortgage
   Corp.                                          3,675          249,532
Federal National Mortgage
   Association                                    5,700          338,523
Fifth Third Bancorp                               1,600           65,488
HBOS PLC                                         10,450          231,012
Huntington Bancshares, Inc.                       4,000           95,000
JPMorgan Chase & Co.                             24,250        1,171,275
Keycorp                                           4,100          155,923
Kookmin Bank (a)                                  1,200           96,482
Mitsubishi UFJ Financial
   Group, Inc.                                       17          210,899
National City Corp.                               5,800          212,048
ORIX Corp.                                        1,930          559,685
Royal Bank of Scotland
   Group PLC                                      7,600          295,778
Societe Generale                                  1,460          246,988
Standard Chartered PLC                            4,901          142,773
Sumitomo Mitsui Financial
   Group, Inc.                                       44          450,495
SunTrust Banks, Inc.                              2,150          181,567
U.S. Bancorp                                      5,600          202,664
UniCredito Italiano SpA                          28,637          250,337
Wachovia Corp.                                    4,300          244,885
Washington Mutual, Inc.                           6,300          286,587
Wells Fargo & Co.                                 5,750          204,470
                                                             -----------
                                                               7,686,867

FINANCIAL SERVICES-7.5%
Ameriprise Financial, Inc.                        2,800          152,600
Astoria Financial Corp.                           2,300           69,368
Bank of America Corp.                            14,825          791,507
The Charles Schwab Corp.                         15,200          293,968
Chicago Mercantile Exchange
   Holdings, Inc.-Class A                           350          178,413
CIT Group, Inc.                                   3,000          167,310
Citigroup, Inc.                                  20,800        1,158,560
Citycon Oyj                                      14,800           98,660
Countrywide Financial Corp.                       5,300          224,985
Credit Suisse Group (ADR)                         7,850          548,322
Credit Suisse Group                              10,594          738,592
Fortis                                            4,200          178,775
Franklin Resources, Inc.                          7,425          818,012
Goldman Sachs Group, Inc.                         2,600          518,310
ING Groep NV                                      9,400          415,369
Janus Capital Group, Inc.                         5,300          114,427
Lazard Ltd.-Class A                               2,800          132,552
Legg Mason, Inc.                                  4,775          453,864
Macquarie Bank Ltd.                               1,341           83,351
Man Group PLC                                    23,742          242,336
Mellon Financial Corp.                            3,000          126,450
Merrill Lynch & Co., Inc.                        11,650        1,084,615
MGIC Investment Corp.                             2,200          137,588
Morgan Stanley                                    1,700          138,431
Nomura Holdings, Inc.                            10,600          199,966
NYSE Group, Inc. (a)                              3,950          383,940
UBS AG (New York Exchange)                        3,200          193,056
UBS AG (Swiss Virt-X)                             7,438          450,131
Waddell & Reed Financial,
   Inc.-Class A                                   2,150           58,824
                                                            ------------
                                                              10,152,282

INSURANCE-3.1%
Allstate Corp.                                    1,600          104,176
American International
   Group, Inc.                                   17,300        1,239,718
AON Corp.                                         4,200          148,428
Aviva PLC                                        14,900          239,030
Chubb Corp.                                       3,500          185,185
Fondiaria-Sai SpA
   (ordinary shares)                              2,300          109,723
Fondiaria-Sai SpA
   (saving shares)                                  700           24,774
Friends Provident PLC                            20,270           85,951
Genworth Financial, Inc.-
   Class A                                        5,500          188,155
Hartford Financial Services
   Group, Inc.                                    1,875          174,956
MBIA, Inc.                                        2,400          175,344
MetLife, Inc.                                     3,450          203,584
Muenchener
   Rueckversicherungs AG                          2,000          344,603
Old Republic International
   Corp.                                          6,400          148,992
Prudential Financial, Inc.                          200           17,172
QBE Insurance Group, Ltd.                         9,604          217,903
The St Paul Travelers Cos,
   Inc.                                           4,600          246,974
Swiss Reinsurance                                 1,755          148,738
Torchmark Corp.                                   1,875          119,550
UnumProvident Corp.                               3,900           81,042
                                                            ------------
                                                               4,203,998

WHOLESALE &
   INTERNATIONAL
   TRADE-0.3%
Li & Fung Ltd.                                   40,000          124,193
Mitsui & Co. Ltd.                                17,000          254,726
                                                            ------------
                                                                 378,919
                                                            ------------
                                                              22,422,066


7


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

CONSTRUCTION &
   HOUSING-9.9%
BUILDING MATERIALS-0.2%
American Standard Cos, Inc.                       1,000     $     45,850
Buzzi Unicem SpA                                  3,000           85,106
CRH PLC                                           3,700          153,844
                                                            ------------
                                                                 284,800

CONSTRUCTION &
   HOUSING-0.5%
Fluor Corp.                                       1,650          134,722
Vinci, SA                                         2,061          262,678
                                                            ------------
                                                                 397,400

REAL ESTATE-9.2%
Allied Properties Real Estate
   Investment Trust                               2,000           39,875
AMB Property Corp.                                  950           55,679
Apartment Investment &
   Management Co.-Class A                           850           47,617
Archstone-Smith Trust                             3,450          200,825
Ascendas Real Estate
   Investment Trust                              37,650           65,409
AvalonBay Communities,
   Inc.                                           1,325          172,316
Bail Investissement Fonciere                      2,500          243,053
Boardwalk Real Estate
   Investment Trust                               3,100          109,762
Boston Properties, Inc.                           2,350          262,918
British Land Co. PLC                             10,711          358,336
Brixton PLC                                       8,900          100,060
Brookfield Properties Corp.                       3,450          135,689
Camden Property Trust                             1,750          129,238
Canadian Apartment
   Properties REI                                 1,250           19,916
Canadian Real Estate
   Investment Trust                               3,150           85,007
Capital & Regional PLC                            4,085          122,974
CapitaMall Trust                                 68,600          129,957
Centro Properties Group                           6,169           44,275
Cominar Real Estate
   Investment Trust                               2,300           44,377
DB RREEF Trust                                  153,170          214,152
Derwent Valley Holdings
   PLC                                            3,600          147,380
Deutsche Wohnen AG                                1,350           86,796
Developers Diversified Realty
   Corp.                                          2,150          135,342
Digital Realty Trust, Inc.                        4,500          154,035
Dundee Real Estate
   Investment Trust                               2,600           86,172
Equity Inns, Inc.                                 3,000           47,880
Equity Office Properties Trust                    1,500           72,255
Equity Residential                                3,950          200,462
Essex Property Trust, Inc.                          375           48,469
Eurocastle Investment Ltd.                        3,300          168,147
Federal Realty Investment
   Trust                                            650           55,250
FelCor Lodging Trust, Inc.                        5,700          124,488
Forest City Enterprises, Inc.-
   Class A                                        2,600          151,840
General Growth Properties,
   Inc.                                           2,675          139,715
General Property Group                           45,200          199,491
Great Portland Estates PLC                        3,000           40,639
H&R Real Estate Investment                        1,700           35,118
Hammerson PLC                                     5,350          164,858
Hang Lung Properties, Ltd.                       77,000          193,171
Health Care Property Investors,
   Inc.                                           4,300          158,326
ING Office Fund                                 110,600          133,351
IVG Immobilien AG                                 3,600          156,225
Japan Real Estate Investment-
   Class A                                           14          150,454
Kerry Properties Ltd.                            82,287          384,665
Kimco Realty Corp.                                4,700          211,265
Klepierre                                         1,190          224,341
Land Securities Group PLC                         8,665          392,983
LaSalle Hotel Properties                          1,750           80,237
Macquarie Goodman Group                          20,283          121,286
Mid-America Apartment
   Communities, Inc.                              2,250          128,790
Mirvac Group                                     16,000           70,378
Mitsui Fudosan Co., Ltd.                         18,100          440,992
Multiplex Group                                  21,500           67,558
New World Development Co.,
   Ltd.                                         102,577          206,518
Nippon Building Fund, Inc.-
   Class A                                           23          305,437
Nomura Real Estate Office
   Fund, Inc.-Class A                                16          146,589
Primaris Retail Real Estate
   Investment Trust                               1,750           28,333
ProLogis Trust                                    5,425          329,677
Public Storage, Inc.                              2,950          287,625
RioCan Real Estate Investment
   Trust                                          6,275          135,331
Rodamco Europe NV                                   530           70,379
Simon Property Group, Inc.                        4,100          415,289
Sino Land Co.                                   182,561          424,587
SL Green Realty Corp.                               950          126,141
Slough Estates PLC                                7,500          115,018
Stockland                                        13,579           88,516
Strategic Hotels & Resorts,
   Inc.                                           4,400           95,876
Sumitomo Realty &
   Development                                   13,000          416,771
Sun Hung Kai Properties Ltd.                     19,700          225,646
Sunstone Hotel Investors, Inc.                    1,550           41,431
Tanger Factory Outlet Centers                     2,850          111,378
Taubman Centers, Inc.                             2,050          104,263


8


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

Unibail                                           2,225     $    542,636
United Dominion Realty
   Trust, Inc.                                    4,250          135,107
Vornado Realty Trust                              2,450          297,675
Westfield Group                                  18,489          305,637
                                                            ------------
                                                              12,509,654

REAL ESTATE INVESTMENT
   TRUST-0.2%
Alexandria Real Estate
   Equities, Inc.                                 1,225          122,990
Corporate Office Properties
   Trust SBI MD                                   1,850           93,370
Maguire Properties, Inc.                          3,450          138,000
                                                            ------------
                                                                 354,360
                                                            ------------
                                                              13,546,214

TECHNOLOGY/
   ELECTRONICS-7.1%
DATA PROCESSING-4.3%
Akamai Technologies, Inc. (a)                     3,650          193,888
Apple Computer, Inc. (a)                         15,100        1,281,084
Canon, Inc.                                       4,650          261,796
CapGemini, SA                                     3,197          200,020
Ceridian Corp. (a)                                3,300           92,334
Compal Electronics, Inc.                         56,000           49,732
Dell, Inc. (a)                                    2,400           60,216
Electronic Data Systems
   Corp.                                          5,100          140,505
Foxconn Technology Co.,
   Ltd.                                           5,250           62,595
Google, Inc.-Class A (a)                          2,940        1,353,811
Hewlett-Packard Co.                              19,300          794,967
Infosys Technologies, Ltd.                        2,184          110,371
International Business
   Machines Corp.                                 1,925          187,014
Microsoft Corp.                                  16,350          488,211
Network Appliance, Inc. (a)                      11,000          432,080
Oracle Corp. (a)                                  6,400          109,696
                                                            ------------
                                                               5,818,320

ELECTRICAL &
   ELECTRONICS-1.4%
Arrow Electronics, Inc. (a)                         950           29,972
Avnet, Inc. (a)                                   2,500           63,825
Cisco Systems, Inc. (a)                          32,150          878,660
Corning, Inc. (a)                                16,300          304,973
QUALCOMM, Inc.                                   14,400          544,176
Tech Data Corp. (a)                               1,400           53,018
Tellabs, Inc. (a)                                 3,200           32,832
                                                            ------------
                                                               1,907,456

ELECTRONIC COMPONENTS &
   INSTRUMENTS-1.4%
Advanced Micro Devices,
   Inc. (a)                                      15,200          309,320
AU Optronics Corp.                               60,000           82,635
Broadcom Corp.-Class A (a)                       19,300          623,583
Flextronics International,
   Ltd. (a)                                       1,300           14,924
Hoya Corp.                                        5,000          194,884
NVIDIA Corp. (a)                                  5,200          192,452
Samsung Electronics Co. Ltd.                        140           91,841
Sanmina-SCI Corp. (a)                             9,400           32,430
Siliconware Precision
   Industries Co.                                36,000           56,245
Solectron Corp. (a)                              19,800           63,756
Taiwan Semiconductor
   Manufacturing Co. Ltd.
   (ADR)                                          5,212           56,967
Taiwan Semiconductor
   Manufacturing Co. Ltd.                        26,000           53,383
United Microelectronics
   Corp.                                        230,114          143,347
                                                            ------------
                                                               1,915,767
                                                            ------------
                                                               9,641,543

CONSUMER CYCLICAL-5.4%
APPLIANCES &
   HOUSEHOLD
   DURABLES-0.5%
Black & Decker Corp.                              1,400          111,958
Daiwa House Industry Co.
   Ltd.                                           9,000          155,969
Fortune Brands, Inc.                              1,300          111,007
Newell Rubbermaid, Inc.                           1,900           55,005
Sharp Corp.                                      11,000          189,135
                                                            ------------
                                                                 623,074

BROADCASTING &
   PUBLISHING-1.8%
CBS Corp.-Class B                                 5,950          185,521
Comcast Corp.-Class A (a)                         3,300          139,689
Comcast Corp.-Special-
   Class A (a)                                   16,300          682,644
Gannett Co. Inc.                                  2,000          120,920
Grupo Televisa, SA (ADR)                          3,400           91,834
Idearc, Inc. (a)                                    690           19,768
Interpublic Group of Cos.,
   Inc. (a)                                       5,500           67,320
Liberty Media Corp. - Capital
   Series A (a)                                     260           25,475
Liberty Media Corp. -
   Interactive (a)                                1,300           28,041
Societe Television
   Francaise 1                                    5,391          199,783
Time Warner, Inc.                                35,300          768,834
Viacom, Inc.-Class B (a)                          1,500           61,545
Walt Disney Co.                                   3,400          116,518
                                                            ------------
                                                               2,507,892

LEISURE & TOURISM-1.4%
Hilton Hotels Corp.                               6,500          226,850
Host Hotels & Resorts, Inc.                       8,329          204,477
McDonald's Corp.                                 18,975          841,162


9


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

Melco PBL Entertainment
   Macau Ltd. (ADR) (a)                           7,473     $    158,876
OPAP, SA                                            241            9,307
Starwood Hotels & Resorts
   Worldwide, Inc.                                7,425          464,062
                                                            ------------
                                                               1,904,734

MERCHANDISING-1.4%
Dollar Tree Stores, Inc. (a)                        900           27,090
Esprit Holdings Ltd.                             13,500          150,369
The Gap, Inc.                                     6,900          134,550
Kohl's Corp. (a)                                  8,325          569,680
Limited Brands Inc.                               3,650          105,631
Marks & Spencer Group PLC                        11,724          164,299
Office Depot, Inc. (a)                            3,300          125,961
Saks, Inc.                                        3,400           60,588
Target Corp.                                      9,300          530,565
                                                            ------------
                                                               1,868,733

RECREATION & OTHER
   CONSUMER-0.1%
Mattel, Inc.                                      3,900           88,374

TEXTILES & APPAREL-0.1%
Jones Apparel Group, Inc.                         2,500           83,575
Nike, Inc.-Class B                                1,100          108,933
                                                            ------------
                                                                 192,508

TEXTILES/SHOES - APPAREL
   MANUFACTURING-0.1%
VF Corp.                                          1,300          106,704
                                                            ------------
                                                               7,292,019

MEDICAL-4.9%
HEALTH & PERSONAL
   CARE-3.8%
Alcon, Inc.                                       6,925          774,007
AmerisourceBergen Corp.-
   Class A                                        1,700           76,432
Amgen, Inc. (a)                                     700           47,817
AstraZeneca PLC                                   3,000          160,774
Cardinal Health, Inc.                               800           51,544
Daiichi Sankyo Co., Ltd.                          2,500           77,985
Genentech, Inc. (a)                               7,850          636,871
Gilead Sciences, Inc. (a)                        10,650          691,505
GlaxoSmithKline PLC                               1,800           47,377
McKesson Corp.                                      800           40,560
Merck & Co. Inc.                                  8,200          357,520
Merck KGaA                                          867           89,979
Nobel Biocare Holding AG                            370          109,138
Novartis AG                                       3,039          174,579
Pfizer, Inc.                                     30,900          800,310
Roche Holding AG                                  2,166          387,527
Sanofi-Aventis                                    2,100          193,621
Tenet Healthcare Corp. (a)                        6,000           41,820
Teva Pharmaceutical Industries
   Ltd. (ADR)                                     6,400          198,912
Ventas, Inc.                                      4,900          207,368
                                                            ------------
                                                               5,165,646

MEDICAL PRODUCTS-0.1%
Essilor International, SA                         1,006          108,002

MEDICAL SERVICES-1.0%
WellPoint, Inc. (a)                              17,350        1,365,271
                                                            ------------
                                                               6,638,919

CAPITAL EQUIPMENT-4.8%
AEROSPACE & DEFENSE-1.6%
BAE Systems PLC                                  13,500          112,233
Boeing Co.                                       13,950        1,239,318
European Aeronautic Defence &
   Space Co., NV                                  4,870          167,098
Lockheed Martin Corp.                             1,000           92,070
Northrop Grumman Corp.                            2,350          159,095
Rockwell Collins, Inc.                            3,350          212,022
Spirit Aerosystems Holdings,
   Inc.-Class A (a)                               5,500          184,085
                                                            ------------
                                                               2,165,921

AUTOMOBILES-1.3%
Autoliv, Inc.                                     2,300          138,690
BorgWarner, Inc.                                  1,375           81,152
Continental AG                                      900          104,393
Denso Corp.                                       3,400          134,813
Honda Motor Co., Ltd.                             2,600          102,620
Hyundai Mobis                                     1,310          120,346
Renault SA                                        3,000          359,219
Toyota Motor Corp. (ADR)                          1,800          241,758
Toyota Motor Corp.                                7,800          522,031
                                                            ------------
                                                               1,805,022

MACHINERY &
   ENGINEERING-0.7%
ABB Ltd.                                         17,788          318,540
Cummins, Inc.                                     1,000          118,180
Eaton Corp.                                       2,000          150,280
NGK Insulators Ltd.                              11,000          170,075
SPX Corp.                                         1,425           87,153
Sumitomo Heavy Industries
   Ltd.                                          16,800          176,059
                                                            ------------
                                                               1,020,287

MULTI-INDUSTRY-1.2%
General Electric Co.                             40,200        1,495,842
Textron, Inc.                                       800           75,016
                                                            ------------
                                                               1,570,858
                                                            ------------
                                                               6,562,088


10


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

ENERGY-4.6%
ENERGY EQUIPMENT &
   SERVICES-1.1%
Baker Hughes, Inc.                                  900    $      67,194
BJ Services Co.                                   2,450           71,834
ENSCO International, Inc.                         1,400           70,084
GlobalSantaFe Corp.                               4,200          246,876
Halliburton Co.                                  25,150          780,908
Rowan Cos., Inc.                                  1,600           53,120
Schlumberger, Ltd.                                3,800          240,008
                                                           -------------
                                                               1,530,024

ENERGY SOURCES-3.5%
BG Group PLC                                      8,313          113,039
BP PLC                                            7,100           79,173
Chevron Corp.                                     9,900          727,947
China Petroleum & Chemical
   Corp.-Class H                                108,000          100,052
China Shenhua Energy Co.
   Ltd.-Class H                                  38,500           92,556
ConocoPhillips                                    5,700          410,115
ENI SpA                                          13,778          463,425
Exxon Mobil Corp.                                19,200        1,471,296
LUKOIL (ADR)                                        853           75,021
Marathon Oil Corp.                                2,800          259,000
MOL Hungarian Oil and Gas
   Nyrt                                             900          101,790
Occidental Petroleum Corp.                          800           39,064
PetroChina Co., Ltd.-Class H                     28,000           39,669
Petroleo Brasileiro SA (NY)
   (ADR) (b)                                      2,800          261,744
Petroleo Brasileiro SA (NY)
   (ADR) (c)                                        800           82,392
Repsol YPF SA                                     3,400          117,147
Total SA                                          3,840          276,316
                                                            ------------
                                                               4,709,746
                                                            ------------
                                                               6,239,770

CONSUMER STAPLES-3.9%
BEVERAGES & TOBACCO-1.1%
Altria Group, Inc.                                5,700          489,174
British American Tobacco
   PLC                                            5,707          159,803
C&C Group PLC                                     3,856           68,482
Cia de Bebidas das Americas
   (ADR)                                          1,200           58,560
The Coca-Cola Co.                                 2,000           96,500
Coca-Cola Enterprises, Inc.                       2,400           49,008
Japan Tobacco, Inc.                                  53          256,173
Molson Coors Brewing Co.-
   Class B                                        1,900          145,236
PepsiCo, Inc.                                     1,150           71,933
UST, Inc.                                         1,500           87,300
                                                            ------------
                                                               1,482,169

FOOD & HOUSEHOLD
   PRODUCTS-2.8%
Clorox Co.                                        2,500          160,375
Colgate-Palmolive Co.                             1,900          123,956
ConAgra Foods, Inc.                               4,100          110,700
General Mills, Inc.                               2,425          139,680
Groupe Danone                                       671          101,471
J Sainsbury PLC                                  19,100          152,762
Kellogg Co.                                       2,200          110,132
Kimberly-Clark Corp.                              2,025          137,599
Kraft Foods, Inc.-Class A                         1,300           46,410
Kroger Co.                                        3,700           85,359
Nestle, SA                                          857          303,984
Procter & Gamble Co.                             24,725        1,589,076
Reckitt Benckiser PLC                             1,252           57,113
Safeway, Inc.                                     4,500          155,520
Sara Lee Corp.                                    8,700          148,161
Tesco PLC                                        11,289           89,210
WM Wrigley Jr Co.                                 5,650          292,218
                                                            ------------
                                                               3,803,726
                                                            ------------
                                                               5,285,895

INDUSTRIAL
   COMMODITIES-2.8%
CHEMICALS-1.3%
BASF AG                                           2,400          234,053
Bayer AG                                          3,497          187,543
Dow Chemical Co.                                  5,700          227,658
E.I. Du Pont de Nemours &
   Co.                                            3,200          155,872
International Flavors &
   Fragrances , Inc.                              1,550           76,198
Lubrizol Corp.                                    1,525           76,448
Mitsui Chemicals, Inc.                           12,400           95,333
Monsanto Co.                                      7,700          404,481
Nitto Denko Corp.                                 4,300          214,802
PPG Industries, Inc.                              1,575          101,131
                                                            ------------
                                                               1,773,519

CONTAINERS-0.4%
Bemis, Inc.                                       2,700           91,746
Crown Holdings, Inc. (a)                          4,600           96,232
Owens-Illinois, Inc. (a)                          3,300           60,885
Smurfit-Stone Container
   Corp. (a)                                      7,000           73,920
Sonoco Products Co.                               2,200           83,732
Temple-Inland, Inc.                               3,100          142,693
                                                            ------------
                                                                 549,208

METAL - NONFERROUS-0.5%
Rio Tinto PLC                                     4,556          241,451
Xstrata PLC                                       9,497          472,566
                                                            ------------
                                                                 714,017


11


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------

METAL - STEEL-0.4%
JFE Holdings, Inc.                                6,700     $    344,498
POSCO                                               600          198,348
                                                            ------------
                                                                 542,846

METALS/MINING-0.1%
Cia Vale do Rio Doce (ADR)                        4,900          145,726

MISCELLANEOUS
   MATERIALS-0.1%
Avery Dennison Corp.                              1,700          115,481
                                                            ------------
                                                               3,840,797

TELECOMMUNICATIONS-2.3%
TELECOMMUNICATIONS-2.3%
America Movil SAB de CV
   Series L (ADR)                                11,550          522,291
American Tower Corp.-
   Class A (a)                                    1,100           41,008
AT&T, Inc.                                       17,600          629,200
BellSouth Corp.                                   6,900          325,059
China Mobile Ltd.                                 6,500           56,030
China Netcom Group Corp
   Ltd.                                          59,000          157,533
Crown Castle International
   Corp. (a)                                      2,800           90,440
Embarq Corp.-Class W                                370           19,447
Nippon Telegraph &
   Telephone Corp.                                   25          123,287
Sprint Nextel Corp.                              13,800          260,682
Telefonica SA                                     5,340          113,372
Verizon Communications,
   Inc.                                          13,800          513,912
Vodafone Group PLC                               87,525          241,715
                                                            ------------
                                                               3,093,976

UTILITIES-1.0%
UTILITY (ELECTRIC &
   GAS)-1.0%
Allegheny Energy, Inc. (a)                        1,800           82,638
Constellation Energy Group,
   Inc.                                           2,200          151,514
Dominion Resources, Inc/VA                        2,125          178,160
E.ON AG                                           1,800          244,167
Entergy Corp.                                       900           83,088
International Power PLC                          14,039          104,566
Northeast Utilities                               2,100           59,136
Pinnacle West Capital Corp.                       1,800           91,242
RWE AG                                            2,428          266,150
Wisconsin Energy Corp.                            2,350          111,531
                                                            ------------
                                                               1,372,192

TRANSPORTATION-0.6%
TRANSPORTATION -
   AIRLINES-0.2%
Air France-KLM                                    3,200          134,336
Deutsche Lufthansa AG                             4,600          125,917
                                                             -----------
                                                                 260,253


                                               Shares or
                                               Principal
                                                 Amount
Company                                           (000)     U.S. $ Value
-------------------------------------------------------------------------------

TRANSPORTATION -
ROAD & RAIL-0.2%
CSX Corp.                                         3,000     $    103,290
Hertz Global Holdings, Inc. (a)                   6,600          114,774
Norfolk Southern Corp.                            2,200          110,638
                                                            ------------
                                                                 328,702

TRANSPORTATION -
   SHIPPING-0.2%
Mitsui OSK Lines Ltd.                            20,000          197,534
                                                            ------------
                                                                 786,489

INDUSTRIAL
   RESOURCES-0.1%
MINING & METALS-0.1%
Mittal Steel Co. NV                               4,168          175,462

BASIC INDUSTRY-0.0%
MINING & METALS-0.0%
MMC Norilsk Nickel (ADR)                            225           35,325

Total Common Stocks
   (cost $72,529,362)                                         86,932,755

U.S. GOVERNMENT AND
   GOVERNMENT
   SPONSORED AGENCY
   OBLIGATIONS-17.6%
FEDERAL NATIONAL
   MORTGAGE
   ASSOCIATION-12.1%
   3.875%, 2/15/10                              $   955          925,634
   Series 2004
   4.228%, 9/01/34 (d)                              129          129,726
   4.50%, 5/01/20-11/01/20                        1,275        1,229,959
   4.50%, TBA                                       120          115,725
   Series 2005
   4.176%, 9/01/35 (d)                              154          153,780
   4.639%, 7/01/35 (d)                              130          129,749
   4.724%, 4/01/35 (d)                               50           50,100
   5.00%, 4/01/19-10/01/20                          782          769,855
   5.00%, 3/01/20-2/01/36                         1,319        1,279,146
   5.00%, TBA                                       440          428,062
   5.501%, 5/01/36 (d)                               49           49,455
   Series 2005
   5.50%, 7/01/35                                   284          280,490
   5.50%, 5/01/36                                 5,245        5,185,006
   5.50%, TBA                                       140          138,337
   6.00%, TBA                                     2,850        2,868,702
   Series 2006
   5.50%, 1/01/36                                   738          729,540
   5.822%, 3/01/36 (d)                              167          168,009
   5.95%, 6/01/36 (d)                               127          128,066
   6.50%, 1/01/36                                    90           92,095
   6.50%, TBA                                     1,485        1,512,844
                                                            ------------
                                                              16,364,280


12


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                               Principal
                                                 Amount
Company                                           (000)     U.S. $ Value
-------------------------------------------------------------------------------

U.S. TREASURY BONDS-3.2%
   4.50%, 2/15/36                               $ 1,905     $  1,811,537
   8.75%, 5/15/17                                 1,945        2,573,175
                                                            ------------
                                                               4,384,712

U.S. TREASURY NOTES-0.8%
   4.875%, 5/31/11                                1,108        1,115,617

GOVERNMENT NATIONAL
   MORTGAGE
   ASSOCIATION-0.7%
   6.00%, TBA                                       925          936,564

FEDERAL GOLD LOAN
   MORTGAGE CORP.-0.5%
   4.50%, 9/01/35-11/01/35                          576          539,379
   4.50%, 1/01/36-6/01/36                           206          193,029
                                                            ------------
                                                                 732,408

FEDERAL HOME LOAN
   MORTGAGE CORP.-0.3%
   4.50%, TBA                                       130          121,753
   5.25%, 7/18/11                                   275          278,291
                                                            ------------
                                                                 400,044

Total U.S. Government and
   Government Sponsored
   Agency Obligations
   (cost $23,946,059)                                         23,933,625

SOVEREIGN DEBT
   OBLIGATIONS-5.5%
   EMERGING MARKETS-2.3%
Mexican Bonos
   Series M7
   8.00%, 12/24/08                         MXN    3,990          375,177
   Series MI10
   8.00%, 12/19/13                                4,630          441,572
   9.00%, 12/20/12                                1,790          178,536
Republic of Brazil
   8.25%, 1/20/34 (e)                          $    570          691,125
Republic of Peru
   7.35%, 7/21/25 (e)                               215          242,412
Russian Federation
   Series REGS
   5.00%, 3/31/30 (e)(f)(g)                         725          820,338
United Mexican States
   5.625%, 1/15/17 (e)                              414          414,414
                                                            ------------
                                                               3,163,574

SOVEREIGN-3.2%
Government of Norway
   6.00%, 5/16/11 (e)                      NOK    1,095          186,656
Government of Sweden
   Series 1043
   5.00%, 1/28/09 (e)                      SEK    1,575          235,769
   Series 1045
   5.25%, 3/15/11 (e)                             8,060        1,241,503
Japan Fin Corp Muni Ent
   1.55%, 2/21/12 (e)                      JPY  253,000        2,150,559
Kreditanstalt fuer Wiederaufbau
   Series INTL
   1.85%, 9/20/10 (e)                            64,000          552,998
                                                           -------------
                                                               4,367,485

Total Sovereign Debt Obligations
   (cost $7,327,128)                                           7,531,059

CORPORATE DEBT
   OBLIGATIONS-4.0%
FINANCE-0.8%
Assurant, Inc.
   5.625%, 2/15/14                             $     35           34,905
Bank of America Corp.
   4.50%, 8/01/10                                   100           97,764
Berkshire Hathaway Finance
   Corp.
   4.20%, 12/15/10                                   50           48,247
CIT Group, Inc.
   7.75%, 4/02/12                                    60           66,150
Citigroup, Inc.
   4.625%, 8/03/10                                   75           73,657
   5.53%, 6/09/09 (d)                                20           20,052
Countrywide Home Loans, Inc.
   4.00%, 3/22/11                                    65           61,708
   4.25%, 12/19/07                                   55           54,414
General Electric Capital Corp.
   4.375%, 11/21/11                                  25           24,136
   6.75%, 3/15/32                                    60           68,717
Goldman Sachs Group, Inc.
   4.75%, 7/15/13                                    35           33,785
Household Finance Corp.
   6.50%, 11/15/08                                   80           81,779
   7.00%, 5/15/12                                    40           43,128
iStar Financial, Inc.
   5.15%, 3/01/12                                    20           19,451
JP Morgan Chase & Co.
   6.75%, 2/01/11                                    80           84,105
Liberty Mutual Group, Inc.
   5.75%, 3/15/14 (g)                                35           34,870
Merrill Lynch & Co., Inc.
   4.79%, 8/04/10                                   105          103,571
Simon Property Group LP
   6.375%, 11/15/07                                  30           30,231
SLM Corp.
   4.50%, 7/26/10                                    55           53,535
Wells Fargo & Co.
   4.20%, 1/15/10                                    35           34,097
Zions Bancorporation
   5.50%, 11/16/15                                   35           34,434
                                                            ------------
                                                               1,102,736



13


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                               Principal
                                                 Amount
Company                                           (000)     U.S. $ Value
-------------------------------------------------------------------------------

INDUSTRIAL-2.5%
Altria Group, Inc.
   7.75%, 1/15/27                                $   60     $     72,773
Amerada Hess Corp.
   7.875%, 10/01/29                                  55           64,201
AT&T Corp.
   7.30%, 11/15/11                                   40           43,307
   8.00%, 11/15/31                                   15           18,610
AT&T Wireless
   8.75%, 3/01/31                                    50           64,978
Boeing Capital Corp.
   4.75%, 8/25/08                                    35           34,734
British Sky Broadcasting PLC
   8.20%, 7/15/09                                    20           21,296
British Telecommunications PLC
   8.625%, 12/15/10 (h)                             100          111,601
Cablevision Systems Corp.
   Series B
   8.00%, 4/15/12                                    30           29,475
Centex Corp.
   5.45%, 8/15/12                                    49           48,214
CenturyTel, Inc.
   Series G
   6.875%, 1/15/28                                   60           58,154
Clear Channel Communications,
   Inc.
   5.50%, 9/15/14                                    85           71,703
Comcast Cable Communications
   Holdings, Inc.
   9.455%, 11/15/22                                  55           71,221
Comcast Cable Communications,
   Inc.
   6.20%, 11/15/08                                   40           40,633
   6.875%, 6/15/09                                   50           51,722
Comcast Corp.
   5.30%, 1/15/14                                    40           39,178
   5.50%, 3/15/11                                    50           50,211
ConAgra Foods, Inc.
   7.875%, 9/15/10                                   19           20,561
Cox Enterprises, Inc.
   4.375%, 5/01/08 (g)                               40           39,307
DaimlerChrysler North America
   4.875%, 6/15/10                                   25           24,370
DIRECTV Holdings LLC
   6.375%, 6/15/15                                   25           23,969
Embarq Corp.
   6.738%, 6/01/13                                    5            5,118
Ford Motor Credit Co.
   7.375%, 10/28/09                                 160          160,341
GSC Holdings Corp.
   8.00%, 10/01/12                                   30           31,350
IBM Corp.
   4.375%, 6/01/09                                   20           19,656
International Paper Co.
   5.30%, 4/01/15                                    55           53,004
Ispat Inland ULC
   9.75%, 4/01/14                                    25           27,938
ITT Corp.
   7.375%, 11/15/15                                  81           82,928
Kraft Foods, Inc.
   4.125%, 11/12/09                                 115          111,543
The Kroger Co.
   7.80%, 8/15/07                                    45           45,629
Lubrizol Corp.
   4.625%, 10/01/09                                  20           19,619
MGM Mirage, Inc.
   8.375%, 2/01/11                                   25           25,938
Motorola, Inc.
   7.625%, 11/15/10                                   5            5,384
New Cingular Wireless Services,
   Inc.
   7.875%, 3/01/11                                  115          125,438
News America, Inc.
   6.55%, 3/15/33                                    45           45,219
Packaging Corp. of America
   5.75%, 8/01/13                                    30           29,009
PanAmSat Corp.
   9.00%, 8/15/14                                    25           26,406
Qwest Communications
   International, Inc.
   Series B
   7.50%, 2/15/14                                    25           25,750
RH Donnelley Corp.
   Series A-1
   6.875%, 1/15/13                                   10            9,588
   Series A-2
   6.875%, 1/15/13                                   10            9,588
Rhodia SA
   10.25%, 6/01/10                                   25           28,500
RR Donnelley & Sons Co.
   4.95%, 4/01/14                                    25           23,056
Safeway, Inc.
   4.125%, 11/01/08                                  18           17,581
   4.80%, 7/16/07                                    20           19,922
   6.50%, 3/01/11                                    15           15,518
Sprint Capital Corp.
   8.375%, 3/15/12                                  120          133,366
Starwood Hotels & Resorts
   Worldwide, Inc.
   7.875%, 5/01/12                                   84           88,714
Telecom Italia Capital
   6.00%, 9/30/34                                    65           58,953
Telecom Italia Capital, SA
   4.00%, 1/15/10                                   120          114,587
TELUS Corp.
   7.50%, 6/01/07                                   120          120,888
Textron Financial Corp.
   4.125%, 3/03/08                                   80           78,877
Time Warner Entertainment Co.
   8.375%, 3/15/23                                  100          117,316
Toll Brothers Finance Corp.
   6.875%, 11/15/12                                  40           41,242
Tyco International Group, SA
   6.00%, 11/15/13                                   85           87,947


14


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                               Principal
                                                 Amount
Company                                           (000)     U.S. $ Value
-------------------------------------------------------------------------------

Tyson Foods, Inc.
   8.25%, 10/01/11                               $   70     $     75,643
Valero Energy Corp.
   6.875%, 4/15/12                                   45           47,579
Verizon Global Funding Corp.
   4.90%, 9/15/15                                    35           33,381
Verizon New Jersey, Inc.
   Series A
   5.875%, 1/17/12                                   45           45,586
Vodafone Group PLC
   5.50%, 6/15/11                                    60           60,152
Waste Management, Inc.
   6.875%, 5/15/09                                   40           41,350
WellPoint, Inc.
   3.50%, 9/01/07                                    65           64,122
   3.75%, 12/14/07                                   16           15,747
   4.25%, 12/15/09                                   80           77,763
Westvaco Corp.
   8.20%, 1/15/30                                    15           16,820
Weyerhaeuser Co.
   5.95%, 11/01/08                                   35           35,280
Williams Cos, Inc.
   7.875%, 9/01/21                                   25           26,813
WPP Finance Corp.
   5.875%, 6/15/14                                   25           24,956
Wyeth
   5.50%, 2/01/14                                    40           40,205
                                                            ------------
                                                               3,411,528

UTILITY-0.7%
Carolina Power & Light Co.
   6.50%, 7/15/12                                    65           68,111
Consumers Energy Co.
   Series C
   4.25%, 4/15/08                                    25           24,619
Duke Capital LLC
   8.00%, 10/01/19                                   60           69,753
Duke Energy Field Services
   Corp.
   7.875%, 8/16/10                                   15           16,135
Enterprise Products
   Operating L.P.
   Series B
   5.60%, 10/15/14                                   25           24,553
Exelon Corp.
   6.75%, 5/01/11                                    25           26,137
FirstEnergy Corp.
   Series B
   6.45%, 11/15/11                                   65           67,783
   Series C
   7.375%, 11/15/31                                  85           96,801
MidAmerican Energy
   Holdings Co.
   5.875%, 10/01/12                                  30           30,538
Nisource Finance Corp.
   7.875%, 11/15/10                                  40           43,155
NRG Energy, Inc.
   7.25%, 2/01/14                                     5            5,038
   7.375%, 2/01/16                                   20           20,100
Pacific Gas & Electric Co.
   4.80%, 3/01/14                                    65           62,304
Progress Energy, Inc.
   7.10%, 3/01/11                                    19           20,234
Public Service Company of
   Colorado
   7.875%, 10/01/12                                  30           33,660
SPI Electricity & Gas Australia
   Holdings Pty, Ltd.
   6.15%, 11/15/13 (g)                              238          246,613
Xcel Energy, Inc.
   7.00%, 12/01/10                                   30           31,642
                                                            ------------
                                                                 887,176

Total Corporate Debt
   Obligations
   (cost $5,442,814)                                           5,401,440

COMMERCIAL MORTGAGE
   BACKED SECURITIES-3.9%
Banc of America Commercial
   Mortgage, Inc.
   Series 2004-4, Class A3
   4.128%, 7/10/42                                  200          194,466
   Series 2004-6, Class A2
   4.161%, 12/10/42                                  65           63,087
   Series 2005-6, Class A4
   5.181%, 9/10/47 (i)                              115          114,343
   Series 2006-5, Class A4
   5.414%, 9/10/16                                  205          205,812
   Series 2001-PB1, Class A2
   5.787%, 5/11/35                                  171          174,218
Citigroup Commercial Mortgage
Trust
   Series 2004-C1, Class A4
   5.53%, 4/15/40 (i)                               110          111,030
Credit Suisse First Boston
   Mortgage Securities Corp.
   Series 2003-CK2, Class A2
   3.861%, 3/15/36                                   45           44,030
   Series 2004-C1, Class A4
   4.75%, 1/15/37                                    70           67,705
Credit Suisse Mortgage Capital
   Certificates
   Series 2006-C4, Class A3
   5.467%, 9/15/39                                  235          236,095
   Series 2006-C3, Class A3
   5.828%, 6/15/38 (i)                              190          197,391
GE Capital Commercial
   Mortgage Corp.
   Series 2005-C3, Class A3FX
   4.863%, 7/10/45                                  360          355,846


15


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                               Principal
                                                 Amount
Company                                           (000)     U.S. $ Value
-------------------------------------------------------------------------------

GS Mortgage Securities Corp. II
   Series 2004-GG2, Class A6
   5.396%, 8/10/38 (i)                           $   80     $     80,371
   Series 2001, Class C
   6.878%, 5/03/18 (g)                              605          644,168
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   Series 2004-C1, Class A2
   4.302%, 1/15/38                                   60           57,765
   Series 2005-LDP4, Class A2
   4.79%, 10/15/42                                  210          206,692
   Series 2005-LDP3, Class A2
   4.851%, 8/15/42                                  100           98,617
   Series 2005-LDP5, Class A2
   5.198%, 12/15/44                                  60           59,840
   Series 2006-CB14, Class A4
   5.481%, 12/12/44 (i)                              50           50,402
   Series 2006-CB16, Class A4
   5.552%, 5/12/45                                  200          203,106
   Series 2006-CB15, Class A4
   5.814%, 6/12/43 (i)                              110          113,527
LB-UBS Commercial Mortgage
   Trust
   Series 2003-C3, Class A4
   4.166%, 5/15/32                                  150          141,237
   Series 2004-C8, Class A2
   4.201%, 12/15/29                                 125          121,455
   Series 2005-C1, Class A4
   4.742%, 2/15/30                                  120          115,576
   Series 2004-C4, Class A4
   5.133%, 6/15/29 (i)                               40           40,364
   Series 2005-C7, Class A4
   5.197%, 11/15/30 (i)                              50           49,601
   Series 2006-C6, Class A4
   5.372%, 9/15/39                                  225          225,137
   Series 2006-C3, Class A4
   5.661%, 3/15/39 (i)                              285          291,230
   Series 2006-C4, Class A4
   5.899%, 6/15/38 (i)                              190          198,314
Merrill Lynch Mortgage Trust
   Series 2005-MKB2, Class A2
   4.806%, 9/12/42                                  320          315,681
   Series 2005-CKI1, Class A6
   5.244%, 11/12/37 (i)                              40           39,886
Merrill Lynch/Countrywide
Commercial Mortgage Trust
   Series 2006-3, Class A4
   5.414%, 7/12/46 (i)                              195          195,398
   Series 2006-2, Class A4
   5.91%, 6/12/46 (i)                               110          114,975
Morgan Stanley Capital I
   Series 2004-HQ4, Class A5
   4.59%, 4/14/40                                   190          184,351
                                                             -----------

Total Commercial Mortgage
   Backed Securities
   (cost $5,260,706)                                           5,311,716

COLLATERALIZED
   MORTGAGE
   OBLIGATIONS-1.7%
Bear Stearns Alt-A Trust
   Series 2006-1, Class 22A1
   5.45%, 2/25/36 (i)                            $  237     $    236,560
   Series 2005-10, Class 24A1
   6.00%, 1/25/36 (i)                                92           92,933
   Series 2006-2, Class 23A1
   6.00%, 3/25/36 (i)                                97           97,556
   Series 2006-3, Class 22A1
   6.25%, 5/25/36 (i)                                77           77,330
Citigroup Mortgage Loan Trust, Inc.
   Series 2005-2, Class 1A4
   5.126%, 5/25/35 (i)                              146          144,294
   Series 2006-AR1, Class 3A1
   5.50%, 3/25/36 (d)                               167          167,051
Countrywide Alternative Loan
   Trust
   Series 2006-OA14, Class 3A1
   4.459%, 11/25/46 (d)                             208          207,765
   Series 2005-62, Class 2A1
   5.282%, 12/25/35 (d)                              96           96,391
Freddie Mac Reference REMIC
   Series 2006-R007, Class AC
   5.875%, 5/15/16                                  265          266,052
Indymac Index Mortgage Loan
   Trust
   Series 2006-AR7, Class 4A1
   6.265%, 5/25/36 (i)                               99           99,882
Merrill Lynch Mortgage
   Investors, Inc.
   Series 2005-A8, Class A1C1
   5.25%, 8/25/36 (i)                               137          134,171
   Series 2006-A1, Class 2A1
   6.23%, 3/25/36 (i)                               148          149,797
Rali 2007-qs1 A1
   6.00%, 1/25/37                                   175          176,339
Residential Funding Mortgage
   Securities, Inc.
   Series 2005-SA3, Class 3A
   5.249%, 8/25/35 (i)                               97           95,750
Structured Adjustable Rate
   Mortgage Loan Trust
   Series 2006-3, Class 2A1
   6.008%, 4/25/36 (i)                               89           90,871
Washington Mutual, Inc.
   Series 2005-AR2, Class 2A22
   5.57%, 1/25/45 (d)                                13           12,597
Wells Fargo Mortgage Backed
   Securities Trust
   Series 2006-AR11, Class A4
   5.539%, 8/25/36 (i)                              211          210,058
                                                             -----------

Total Collateralized Mortgage
   Obligations
   (cost $2,352,192)                                           2,355,397


16


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                               Principal
                                                 Amount
Company                                           (000)     U.S. $ Value
-------------------------------------------------------------------------------

ASSET BACKED
   SECURITIES-1.0%
ASSET-BACKED
   SECURITIES-1.0%
Bear Stearns Asset Backed
   Securities, Inc.
   Series 2005-SD1, Class 1A1
   5.50%, 4/25/22 (d)                            $   16    $     16,229
Capital Auto Receivables
   Asset Trust
   Series 2005-SN1A, Class A3A
   4.10%, 6/15/08                                    45          44,896
Capital One Prime Auto
   Receivables Trust
   Series 2005-1, Class A3
   4.32%, 8/15/09                                   140         138,763
Credit-Based Asset Servicing
   and Securities, Inc.
   Series 2003-CB1, Class AF
   3.45%, 1/25/33 (f)                                35          33,683
   Series 2005-CB7, Class AF2
   5.15%, 11/25/35 (f)                              170         168,754
Home Equity Mortgage Trust
   Series 2005-4, Class A3
   4.742%, 1/25/36 (f)                               95          94,118
   Series 2006-1, Class A2
   5.3%, 5/25/36 (f)                                 30          29,906
HSI Asset Securitization Corp.
   Trust
   Series 2006-OPT2, Class 2A1
   4.685%, 1/25/36 (d)                               37          37,246
Indymac Residential Asset
   Backed Trust
   Series 2006-D, Class 2A2
   5.43%, 11/25/36 (d)                              195         195,045
IXIS Real Estate Capital Trust
   Series 2006-HE3, Class A2
   5.42%, 1/25/37 (d)                               195         195,045
MBNA Credit Card Master
   Note Trust
   Series 2003-A6, Class A6
   2.75%, 10/15/10                                   85          82,271
Providian Gateway Master Trust
   Series 2004-DA, Class A
   3.35%, 9/15/11 (g)                               120         118,333
RAAC Series
   Series 2006-SP3, Class A1
   5.40%, 8/25/36 (d)                                77          77,263
Residential Asset Securities Corp.
   Series 2003-KS3, Class A2
   5.65%, 5/25/33 (d)                                 4           4,468
Residential Funding Mortgage
   Securities II, Inc.
   Series 2005-HI2, Class A3
   4.46%, 5/25/35                                    30          29,475
Specialty Underwriting &
   Residential Finance
   Series 2006-BC1, Class A2A
   5.40%, 12/25/36 (d)                               39          38,545
Structured Asset Investment
   Loan Trust
   Series 2006-1, Class A1
   5.40%, 1/25/36 (d)                               123         122,705
                                                           ------------

Total Asset Backed Securities
   (cost $1,420,448)                                          1,426,745

SHORT-TERM
   INVESTMENTS-6.9%
U.S. GOVERNMENT AND
   GOVERNMENT SPONSORED
   AGENCY OBLIGATIONS-4.4%
Federal Home Loan Bank
   Zero Coupon, 2/07/07                           1,940       1,930,325
Federal Home Loan Mortgage
   Corp.
   Zero Coupon, 2/28/07                             355         352,167
Federal National Mortgage
   Association
   Zero Coupon, 1/11/07                           3,660       3,655,821
                                                           ------------
                                                              5,938,313

TIME DEPOSIT-2.5%
The Bank of New York
   4.25%, 1/02/07                                 3,420       3,420,000

Total Short-Term Investments
   (cost $9,356,713)                                          9,358,313

TOTAL INVESTMENTS-104.5%
   (cost $127,626,275)                                      142,251,050
Other assets less
   liabilities-(4.5)%                                        (6,147,626)
                                                           ------------
NET ASSETS-100.0%                                          $136,103,424
                                                           ============


FINANCIAL FUTURES CONTRACTS (see Note D)

                                                           Value at
                     Number of   Expiration   Original   December 31,    Unrealized
       Type          Contracts      Month       Value        2006       Appreciation
====================================================================================
Purchased Contracts
EURO STOXX                          March
   50 Index              5           2007    $ 269,170    $ 274,371       $ 5,201


17


BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

                                   U.S. $
                      Contract    Value on    U.S. $ Value at    Unrealized
                       Amount    Origination    December 31,    Appreciation/
                       (000)        Date           2006        (Depreciation)
=============================================================================
Sale Contracts:
Japanese Yen
   settling 1/25/07    38,352    $  324,168     $  323,307         $   861
Japanese Yen
   settling 1/25/07   285,246     2,445,144      2,404,604          40,539
Mexican Nuevo Peso
   settling 1/08/07     6,011       547,171        556,242          (9,071)
Mexican Nuevo Peso
   settling 1/26/07     5,371       494,257        496,682          (2,425)
Norwegian Krone
   settling 1/10/07     1,203       196,068        193,068           3,713
Swedish Krona
   settling 1/24/07    10,762     1,582,239      1,574,394           7,845


(a)   Non-income producing security.

(b)   Each share represents 4 preferred shares.

(c)   Each share represents 4 common shares.

(d) Floating Rate Security. Stated interest rate was in effect at December 31, 2006.

(e) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $6,535,774.

(f) Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2006.

(g) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the aggregate market value of these securities amounted to $1,903,628 or 1.4% of net assets.

(h)   Adjustable rate coupon, rate shows as of December 31, 2006.

(i)   Variable rate coupon, rate shown as of December 31, 2006.

      Currency Abbreviations:

      JPY - Japanese Yen
      MXN - Mexico Nuevo Peso
      NOK - Norwegian Krone
      SEK - Swedish Krona

      Glossary:
      ADR - American Depositary Receipt
      TBA - To Be Announced

      See Notes to Financial Statements.


18


BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

ASSETS
   Investments in securities, at value (cost $127,626,275)    $  142,251,050
   Cash                                                                  959
   Foreign cash, at value (cost $452,764)                            456,967(a)
   Unrealized appreciation of forward currency exchange
      contracts                                                       52,958
   Dividends and interest receivable                                 519,846
   Receivable for investment securities sold and foreign
      currency contracts                                             307,468
   Receivable for capital stock sold                                  98,148
                                                              --------------
   Total assets                                                  143,687,396
LIABILITIES
   Unrealized depreciation of forward currency exchange
      contracts                                                       11,496
   Payable for investment securities purchased and foreign
      currency contracts                                           7,383,633
   Advisory fee payable                                               62,362
   Distribution fee payable                                           26,001
   Payable for capital stock redeemed                                  6,891
   Foreign capital gain tax payable                                    1,104
   Payable for variation margin on futures contracts                     132
   Transfer Agent fee payable                                             65
   Accrued expenses                                                   92,288
                                                              --------------
   Total liabilities                                               7,583,972
                                                              --------------
NET ASSETS                                                    $  136,103,424
                                                              ==============
COMPOSITION OF NET ASSETS
   Capital stock, at par                                      $       10,622
   Additional paid-in capital                                    116,819,728
   Undistributed net investment income                             2,033,529
   Accumulated net realized gain on investment and foreign
      currency transactions                                        2,541,107
   Net unrealized appreciation of investments and foreign
      currency denominated assets  and liabilities                14,698,438
                                                              --------------
                                                              $  136,103,424
                                                              ==============

Net Asset Value Per Share--1 billion shares of capital stock authorized, $.001 par value

                           Shares      Net Asset
Class    Net Assets     Outstanding      Value
A       $ 11,111,483       863,031      $ 12.87
B       $124,991,941     9,759,358      $ 12.81


(a) An amount equivalent to U.S. $19,801 has been segregated to collateralize margin requirements for the open futures contracts outstanding at December 31, 2006.

      See Notes to Financial Statements.


19


BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2006

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

INVESTMENT INCOME
   Interest (net of foreign taxes withheld of $1,213)           $  1,919,028
   Dividends (net of foreign taxes withheld of $65,344)            1,225,537
                                                                ------------
   Total investment income                                         3,144,565
EXPENSES
   Advisory fee                                                      563,936
   Distribution fee--Class B                                         230,686
   Transfer agency--Class A                                              270
   Transfer agency--Class B                                            2,622
   Custodian                                                         332,679
   Administrative                                                     86,750
   Audit                                                              43,000
   Printing                                                           38,274
   Legal                                                               7,355
   Directors' fees                                                     1,400
   Miscellaneous                                                      14,683
                                                                ------------
   Total expenses                                                  1,321,655
   Less: expenses waived and reimbursed by the Adviser
      (see Note B)                                                   (86,750)
                                                                ------------
   Net expenses                                                    1,234,905
                                                                ------------
   Net investment income                                           1,909,660

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on:
      Investment transactions                                      3,062,378
      Futures                                                         19,542
      Foreign currency transactions                                  132,358
   Net change in unrealized appreciation/depreciation of:
      Investments                                                  8,939,695(a)
      Futures                                                          4,580
      Foreign currency denominated assets and liabilities             68,716
                                                                ------------
   Net gain on investment and foreign currency transactions       12,227,269
                                                                ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $ 14,136,929
                                                                ============


(a)   Net of accrued foreign capital gain taxes of $777.

      See Notes to Financial Statements.


20


BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

                                                   Year Ended      Year Ended
                                                  December 31,    December 31,
                                                      2006            2005
                                                  ============    ============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income                          $  1,909,660    $    708,508
   Net realized gain (loss) on investment and
      foreign currency transactions                  3,214,278        (417,954)
   Net change in unrealized
      appreciation/depreciation of investments
      and foreign currency denominated assets
      and liabilities                                9,012,991       4,401,017
                                                  ------------    ------------
   Net increase in net assets from operations       14,136,929       4,691,571
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A                                          (80,464)        (41,650)
      Class B                                         (611,974)       (176,967)
   Net realized gain on investment and foreign
      currency transactions
      Class A                                               -0-        (22,100)
      Class B                                               -0-        (97,897)
CAPITAL STOCK TRANSACTIONS
   Net increase                                     48,588,078      42,763,265
                                                  ------------    ------------
   Total increase                                   62,032,569      47,116,222
NET ASSETS
   Beginning of period                              74,070,855      26,954,633
                                                  ------------    ------------
   End of period (including undistributed
      net investment income of $1,688,522 and
      $440,930, respectively)                     $136,103,424    $ 74,070,855
                                                  ============    ============


See Notes to Financial Statements.


21


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on July 1, 2004. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


22


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


23


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2006 there were no such expenses waived by the Adviser.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $86,750 for the year ended December 31, 2006.

Brokerage commissions paid on investment transactions for the year ended December 31, 2006, amounted to $107,111, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006 were as follows:

                                                                 Purchases       Sales
                                                               ============   ============
Investment securities (excluding U.S. government securities)   $ 87,782,541   $ 43,704,198
U.S. government securities                                      164,233,438    158,313,990

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                         $  129,261,453
                                             ==============
Gross unrealized appreciation                $   13,693,620
Gross unrealized depreciation                      (704,023)
                                             --------------
Net unrealized appreciation                  $   12,989,597
                                             ==============


24


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.


25


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                             SHARES                       AMOUNT
                                    Year Ended    Year Ended     Year Ended      Year Ended
                                   December 31,  December 31,   December 31,    December 31,
                                       2006          2005           2006            2005
                                   ============  ============  ==============  ==============
Class A
Shares issued in reinvestment
   of dividends and distributions       7,034          5,997    $     80,464   $     63,750
                                   ----------     ----------    ------------   ------------
Net increase                            7,034          5,997    $     80,464   $     63,750
                                   ==========     ==========    ============   ============
Class B
Shares sold                         5,107,705      4,906,020    $ 60,618,810   $ 52,487,529
Shares issued in reinvestment
   of dividends and distributions      53,682         25,930         611,974        274,863
Shares redeemed                    (1,074,226)      (933,519)    (12,723,170)   (10,062,877)
                                   ----------     ----------    ------------   ------------
Net increase                        4,087,161      3,998,431    $ 48,507,614   $ 42,699,515
                                   ==========     ==========    ============   ============

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE: H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                      2006         2005
                                   ==========   ==========
Distributions paid from:
   Ordinary income                 $  692,438   $  335,465
   Net long-term capital gains             --        3,149
                                   ----------   ----------
Total distributions paid           $  692,438   $  338,614
                                   ==========   ==========


26


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

NOTE I: Component of Accumulated Earnings (Deficit)

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                   $  3,784,073
Undistributed long-term capital gains              2,706,543
Accumulated capital and other losses                (123,221)(a)
Unrealized appreciation/(depreciation)            12,905,679(b)
                                                ------------
Total accumulated earnings/(deficit)            $ 19,273,074

(a) Passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2006, the Portfolio deferred until January 1, 2007, post-October passive foreign investment company losses of $123,221. The Portfolio utilized $112,135 of capital loss carryforward for the fiscal year ended December 31, 2006.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies and the tax treatment of certain derivative instruments and tax straddles.


During the current fiscal year, permanent differences primarily due to a tax treatment of foreign currency gains/losses, paydown gains/losses, and passive foreign investment companies resulted in a net increase in undistributed net investment income, and a net decrease to accumulated net realized gain on investment transaction and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J: Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee with respect to certain AllianceBernstein funds.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.


27


BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA


28


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


29


BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            CLASS A
                                                                           July 1,
                                                                           2004(a)
                                            Year Ended December 31,          to
                                          ===========================   December 31,
                                              2006           2005           2004
                                          ============   ============   ============
Net asset value, beginning of period         $   11.39      $   10.69      $   10.00
                                             ---------      ---------      ---------
Income From Investment Operations
Net investment income (b)(c)                       .25            .18            .07
Net realized and unrealized gain on
   investment and foreign currency
   transactions                                   1.32            .60            .62
                                             ---------      ---------      ---------
Net increase in net asset value from
   operations                                     1.57            .78            .69
                                             ---------      ---------      ---------
Less: Dividends and Distributions
Dividends from net investment income              (.09)          (.05)            -0-
Distributions from net realized gain on
   investment and foreign currency
   transactions                                     -0-          (.03)            -0-
                                             ---------      ---------      ---------
Total dividends and distributions                 (.09)          (.08)            -0-
                                             ---------      ---------      ---------
Net asset value, end of period               $   12.87      $   11.39      $   10.69
                                             =========      =========      =========
Total Return
Total investment return based on
   net asset value (d)                           13.92%          7.30%          6.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)      $11,111         $9,746         $9,089
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements     .99%(e)       1.20%          1.20%(f)
   Expenses, before waivers and reimbursements    1.07%(e)       1.54%          2.87%(f)
   Net investment income (c)                      2.08%(e)       1.64%          1.36%(f)
Portfolio turnover rate                            203%           139%            44%



See footnote summary on page 31.


30


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            CLASS B
                                                                           July 1,
                                                                           2004(a)
                                            Year Ended December 31,          to
                                          ===========================   December 31,
                                              2006           2005           2004
                                          ============   ============   ============
Net asset value, beginning of period         $   11.34      $   10.67      $   10.00
                                             ---------      ---------      ---------
Income From Investment Operations
Net investment income (b)(c)                       .22            .15            .06
Net realized and unrealized gain on
   investment and foreign currency
   transactions                                   1.33            .60            .61
                                             ---------      ---------      ---------
Net increase in net asset value from
   operations                                     1.55            .75            .67
                                             ---------      ---------      ---------
Less: Dividends and Distributions
Dividends from net investment income              (.08)          (.05)            -0-
Distributions from net realized gain on
   investment and foreign currency
   transactions                                     -0-          (.03)            -0-
                                             ---------      ---------      ---------
Total dividends and distributions                 (.08)          (.08)            -0-
                                             ---------      ---------      ---------
Net asset value, end of period               $   12.81      $   11.34      $   10.67
                                             =========      =========      =========
Total Return
Total investment return based on
   net asset value (d)                           13.75%          7.01%          6.70%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $124,992        $64,325        $17,866
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements    1.23%(e)       1.45%          1.45%(f)
   Expenses, before waivers and reimbursements    1.31%(e)       1.77%          3.34%(f)
   Net investment income (c)                      1.84%(e)       1.31%          1.49%(f)
Portfolio turnover rate                            203%           139%            44%


(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   The ratio includes expenses attributable to costs of proxy solicitation.

(f)   Annualized.

31


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________

To the Shareholders and Board of Directors of AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein Balanced Wealth Strategy Portfolio:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Balanced Wealth Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Balanced Wealth Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
February 12, 2007




TAX INFORMATION (unaudited)
_______________________________________________________________________________

For corporate sharehlders, 47.89% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2006 qualifies for the corporate dividends received deduction.


32


BALANCED WEALTH STRATEGY
PORTFOLIO

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Fontaine(2), Vice President
Mark A. Hamilton(2), Vice President
Joshua Lisser(2), Vice President
Seth J. Masters(2), Vice President
Christopher H. Nikolich(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


CUSTODIAN

The Bank of New York
One Wall Street
New York, NY 10286


DISTRIBUTOR

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036


LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


TRANSFER AGENT

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. Day-to-day responsibilities for coordinating the Portfolio's investments resides with Thomas J. Fontaine, Mark A. Hamilton, Joshua Lisser, Seth J. Masters and Christopher H. Nikolich.


33


BALANCED WEALTH STRATEGY
PORTFOLIO

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                          PORTFOLIOS
                                                                                            IN FUND         OTHER
   NAME, ADDRESS*,                               PRINCIPAL                                  COMPLEX      DIRECTORSHIP
        AGE                                    OCCUPATION(S)                              OVERSEEN BY      HELD BY
  (YEAR ELECTED**)                          DURING PAST 5 YEARS                            DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of AllianceBernstein             108         SCB Partners, Inc.
1345 Avenue of the Americas        L.P. (the "Adviser") since 2001 and                                   and SCB, Inc.
New York, NY 10105                 Executive Managing Director of
49                                 AllianceBernstein Investments, Inc. ("ABI")
(2005)                             since 2003; prior thereto, he was head of
                                   AllianceBernstein Institutional Investments,
                                   a unit of the Adviser from 2001-2003.
                                   Prior thereto, Chief Executive Officer of
                                   Sanford C. Bernstein & Co., LLC
                                   (institutional research and brokerage arm
                                   of Bernstein & Co. LLC) ("SCB & Co.")
                                   and its predecessor since prior to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ***      Investment Adviser and an Independent                     110         None
Chairman of the Board              Consultant. He was formerly Senior Manager
74                                 of Barrett Associates, Inc., a registered
(1990)                             investment adviser, with which he had been
                                   associated since prior to 2002. He was formerly
                                   Deputy Comptroller and Chief Investment
                                   Officer of the State of New York and, prior
                                   thereto, Chief Investment Officer of the
                                   New York Bank for Savings.

David H. Dievler, #                Independent Consultant. Until December                    109         None
77                                 1994, he was Senior Vice President of
(1990)                             AllianceBernstein Corporation ("AB Corp.")
                                   (formerly, Alliance Capital Management
                                   Corporation) responsible for mutual fund
                                   administration. Prior to joining AB Corp.
                                   in 1984, he was Chief Financial Officer of
                                   Eberstadt Asset Management since 1968.
                                   Prior to that, he was a Senior Manager at
                                   Price Waterhouse & Co. Member of
                                   American Institute of Certified Public
                                   Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly, President of Save Venice,           108         None
65                                 Inc. (preservation organization) from 2001-2002,
(1992)                             Senior Advisor from June 1999-June 2000
                                   and President of Historic Hudson Valley (historic
                                   preservation) from December 1989-May 1999.
                                   Previously, Director of the National Academy
                                   of Design and during 1988-1992, Director and
                                   Chairman of the Audit Committee of AB Corp.
                                   (formerly, Alliance Capital Management
                                   Corporation).


34


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


                                                                                          PORTFOLIOS
                                                                                            IN FUND         OTHER
   NAME, ADDRESS*,                               PRINCIPAL                                  COMPLEX      DIRECTORSHIP
        AGE                                    OCCUPATION(S)                              OVERSEEN BY      HELD BY
  (YEAR ELECTED**)                          DURING PAST 5 YEARS                            DIRECTOR        DIRECTOR
---------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Michael J. Downey, #               Consultant since January 2004. Formerly,                  108         Asia Pacific Fund, Inc.
63                                 managing partner of Lexington Capital, LLC                            and The Merger Fund
(2005)                             (investment advisory firm) from December
                                   1997 until December 2003. Prior thereto,
                                   Chairman and CEO of Prudential Mutual Fund
                                   Management from 1987 to 1993.

D. James Guzy, #                   Chairman of the Board of PLX Technology                   108         Intel Corporation
70                                 (semi-conductors) and of SRC Computers Inc.,                          (semi-conductors) and
(2005)                             with which he has been associated since prior                         Cirrus Logic Corporation
                                   to 2002. He is also President of the Arbor                            (semi-conductors)
                                   Company (private family investments).

Nancy P. Jacklin, #                Formerly, U.S. Executive Director of the                  108         None
58                                 International Monetary Fund (December
(2006)                             2002-May 2006); Partner, Clifford Chance
                                   (1992-2002); Senior Counsel, International
                                   Banking and Finance, and Associate
                                   General Counsel, Citicorp (1985-1992);
                                   Assistant General Counsel (International),
                                   Federal Reserve Board of Governors
                                   (1982-1985); and Attorney Advisor, U.S.
                                   Department of the Treasury (1973-1982).
                                   Member of the Bar of the District of
                                   Columbia and of New York; and member
                                   of the Council on Foreign Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture Associates                    108         The George Lucas
65                                 (venture capital and consulting), since prior                         Educational Foundation
(2005)                             to 2002. From 2003 until May 31, 2006, he                             and National Datacast,
                                   was CEO of Toppan Photomasks, Inc.,                                   Inc.
                                   Austin, Texas (semi-conductor
                                   manufacturing services).

Earl D. Weiner, #                  Of Counsel, and Partner from 1976-2006,                   107         None
67                                 of the law firm Sullivan & Cromwell LLP,
(2007)                             specializing in investment management,
                                   corporate and securities law; member of
                                   Task Force on Fund Director's Guidebook,
                                   Federal Regulation of Securities Committee.


* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.

***  Member of the Fair Value Pricing Committee.

+    Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


35


BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND (continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Officer Information
Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*,             PRINCIPAL POSITION(S) HELD          PRINCIPAL OCCUPATION
     AND AGE                        WITH FUND                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
49                            Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent Compliance
61                            and Independent               Officer of the AllianceBernstein Funds, with which
                              Compliance Officer            he has been associated since October 2004. Prior
                                                            thereto, he was Of Counsel to Kirkpatrick & Lockhart,
                                                            LLP from October 2003 to October 2004, and General
                                                            Counsel of Merrill Lynch Investment Managers, L.P.
                                                            since prior to 2002 until March 2003.

Thomas J. Fontaine            Vice President                Senior Vice President of the Adviser**, with which
41                                                          he has been associated since prior to 2002.

Mark A. Hamilton              Vice President                Senior Vice President of the Adviser**, with which
41                                                          he has been associated since prior to 2002.

Joshua Lisser                 Vice President                Senior Vice President of the Adviser**, with which
41                                                          he has been associated since prior to 2002.

Seth J. Masters               Vice President                Executive Vice President of the Adviser**, with which
47                                                          he has been associated since prior to 2002.

Christopher H. Nikolich       Vice President                Senior Vice President of the Adviser**, with which
37                                                          he has been associated since prior to 2002.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant General Counsel and
51                                                          Assistant Secretary of ABI**, with which she has been
                                                            associated since prior to 2002.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of AllianceBernstein Investor
47                            Financial Officer             Services, Inc. ("ABIS")**, with which he has been
                                                            associated since prior to 2002.

Thomas R. Manley              Controller                    Vice President of the Adviser**, with which
55                                                          he has been associated since prior to 2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI, ABIS and SCB&Co. are affiliates of the Fund.

     The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


36


BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Balanced Wealth Strategy Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

     9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;


37


BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


     10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

     11. the Adviser's representation that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio;

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

     13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement. The directors noted that the Adviser had waived reimbursement payments from the Portfolio since inception in light of the expense caps currently in effect for the Portfolio.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of


38


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for July 1, 2004 (inception) to December 31, 2004 and calendar year 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive in calendar 2005. The directors noted that the Adviser's relationship with the Portfolio was not profitable to it in 2004.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 12 funds in its Lipper category selected by Lipper (the "Performance Group") and as


39


BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE (continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


compared to a universe of 47 to 43 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1-year and since inception periods (July 2004 inception). The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to a composite index (60% Standard & Poor's 500 Index/40% Lehman Brothers Aggregate Bond Index) (the "Index") for periods ended April 30, 2006 over the year to date, 1-year and since inception periods. The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 1st quintile in both periods reviewed. The comparative information showed that the Portfolio outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity or fixed income securities). They had previously received an oral presentation from the Adviser that supplemented such information. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment style as the Portfolio for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 55 basis points was materially lower than the Expense Group median. The directors noted that in the Portfolio's latest fiscal year, the administrative expense reimbursement of 15 basis points had been waived by the Adviser. The directors further noted that the Portfolio's total expense ratio, which had been capped by the Adviser, was significantly higher than the Expense Group and Expense Universe medians. The directors noted that the Portfolio's relatively high expense ratio was in part due to


40


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


the Portfolio's small size (the Portfolio's net asset value was less than $100 million as of April 30, 2006). The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. They concluded that the Portfolio's expense ratio was acceptable in the Portfolio's particular circumstances.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


41


BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2. Advisory fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.   Possible economies of scale as the Portfolio grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Portfolio.


PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                            Net Assets
              Advisory Fee Based on % of     06/30/06
Category      Average Daily Net Assets        ($MIL)         Portfolio
-------------------------------------------------------------------------------
Balanced      55 bp on 1st $2.5 billion       $101.1      Balanced Wealth
              45 bp on next $2.5 billion                  Strategy Portfolio
              40 bp on the balance


The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                        As a % of Average
Portfolio                                Amount         Daily Net Assets
-------------------------------------------------------------------------------
Balanced Wealth Strategy Portfolio      $75,250(4)           0.15%


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)  Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

(4)  The Adviser waived this expense reimbursement made by the Portfolio.


42


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio's total operating expenses to the degree necessary to limit the Portfolio's expenses to the amounts set forth below during the Portfolio's first fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. The gross expense ratios of the Portfolio during the most recently completed fiscal year are also listed below.

                     Expense Cap Pursuant
                     to Expense Limitation   Gross Expense
Portfolio                Undertaking             Ratio          Fiscal Year End
-------------------------------------------------------------------------------
Balanced Wealth        Class A   1.20%            1.54%          December 31
Strategy Portfolio     Class B   1.45%            1.77%


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Balanced Wealth Strategy, a retail mutual fund, which has a similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Balanced Wealth Strategy:

Portfolio           AllianceBernstein Mutual Fund        Advisory Fees
-------------------------------------------------------------------------------
Balanced Wealth       Balanced Wealth Strategy      55 bp on 1st $2.5 billion
Strategy Portfolio                                  45 bp on next $2.5 billion
                                                    40 bp on the balance


The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis


43


BALANCED WEALTH STRATEGY
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(5)

                           Effective
Portfolio               Management Fee(6)        Lipper Group Median      Rank
-------------------------------------------------------------------------------
Balanced Wealth
Strategy Portfolio            0.550                    0.650              5/13


Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(7) and Lipper Expense Universe.(8) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                      Expense      Lipper      Lipper     Lipper       Lipper
                       Ratio       Group       Group     Universe     Universe
Portfolio              (%)(9)    Median (%)    Rank      Median (%)     Rank
-------------------------------------------------------------------------------
Balanced Wealth
Strategy Portfolio     1.199       0.793       13/13      0.702        26/26


Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the


(5) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Strategy has the lowest effective fee rate in the Lipper peer group.

(6) The effective management fee rate for the Portfolio would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. As previously mentioned, for the most recently completed fiscal year, the Adviser waived such payment. In addition, the effective management fee does not reflect any fee waivers or expense reimbursements for expense caps that effectively reduced the contractual fee rate.

(7) Lipper uses the following criteria in screening funds to be included in the Portfolio's expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(8) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(9)  Most recently completed fiscal year Class A share total expense ratio.


44


AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. ("ABI"), the Portfolio's distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

Portfolio                                                 12b-1 Fees Received
-------------------------------------------------------------------------------
Balanced Wealth Strategy Portfolio                             $105,519


The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(10)

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

Portfolio                                             Adviser Payment to ABI
-------------------------------------------------------------------------------
Balanced Wealth Strategy Portfolio                           $21,378


Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The Portfolio effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolio's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Portfolio is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of


(10) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.


45


BALANCED WEALTH STRATEGY
SENIOR OFFICER FEE EVALUATION
(continued)

AllianceBernstein Variable Products Series Fund
_______________________________________________________________________________


scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1 year performance ranking of the Portfolio(11) relative to its Lipper Performance Group(12) and Lipper Performance Universe(13) for the periods ended April 30, 2006:

Balanced Wealth Strategy Portfolio                Group        Universe
-------------------------------------------------------------------------------
1 year                                            1/12           2/47


Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)(14) versus its benchmarks:(15)

                                                 Periods Ending April 30, 2006
                                                    Annualized Performance
-------------------------------------------------------------------------------
Portfolio                                         1 Year      Since Inception
-------------------------------------------------------------------------------
Balanced Wealth Strategy Portfolio                14.97            12.23

S&P 500 Stock Index                               11.72            12.22

Lehman Aggregate Bond Index                        2.26             2.96

Lehman Aggregate Bond Index 60% S&P 500
Index / 40% Lehman Aggregate Bond Index            7.94             8.52


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


(11) The performance rankings are for the Class A shares of the Portfolio.

(12) The Lipper Performance Group is identical to the Lipper Expense Group.

(13) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(14) The performance returns shown are for the Class A shares of the Portfolio.

(15) The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


46





-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2006


> ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's website at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




WEALTH APPRECIATION STRATEGY
PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 1, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Wealth Appreciation Strategy Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Portfolio, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets.

Normally, the Adviser's targeted blend for the equity portion of the Portfolio is an equal weighting of growth and value stocks. The Adviser will allow the relative weightings of the Portfolio's growth and value components to vary in response to markets, but ordinarily only by +/- 5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio's equity component toward the targeted blend. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the Portfolio.

In addition to blending growth and value styles, the Portfolio blends each style component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical sub-components to vary in response to markets, but ordinarily only by +/- 5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring U.S. or non-U.S. issuers are compelling, the range may expand to 10% of the Portfolio.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements. The Portfolio may invest in real estate investment trusts (REITs) and convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its balanced benchmark, a 70% / 30% blend of the Standard & Poor's (S&P) 500 Stock Index and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, for the one-year period ended December 31, 2006 and since the Portfolio's inception on July 1, 2004.

The Portfolio exhibited strong absolute performance for the one-year period ended December 31, 2006, but underperformed the balanced benchmark for the period. International stocks, as represented by the MSCI EAFE Index, returned 26.34% over the period, while U.S. stocks, as represented by the S&P 500 Stock Index, returned 15.78%.

In both U.S. and non-emerging international markets, growth stocks underperformed value stocks by a significant margin. Portfolio returns, which are 50% growth and 50% value in their respective U.S. and international equity markets, were dampened by the underperformance of growth stocks. Finally, REITs were a positive contributor to the Portfolio's performance. REITs, as represented by the EPRA/NAREIT Global Real Estate Index, returned 42.35% for the year.

MARKET REVIEW AND INVESTMENT STRATEGY

The strong gains by equity markets in 2006 were underpinned by favorable economic developments. During the second quarter, the market's upward trajectory was temporarily interrupted by concerns that sharply rising commodity prices, especially oil, would stoke inflationary pressure, prompting central banks to ratchet up interest rates. Investors feared that already slowing growth might grind to a halt. But benign inflation data over the summer allowed the U.S. Federal Reserve to pause in August after two years of raising rates at every meeting and investors eventually began to believe in a soft landing for the U.S.

At the same time, investors took comfort from the resilience of growth outside the U.S. In Europe, for example, exports remained surprisingly buoyant in the face of the U.S. slowdown and domestic demand strengthened, suggesting that the euro-area recovery was gradually becoming more self-sustaining. Germany's IFO survey, a key survey of German businesses which is often cited as a leading indicator of economic activity, is at an all-time high. Economic indicators in Japan left more room for doubt, with gross domestic product (GDP) growth falling below trend in the third quarter due to sluggish consumption. But with employee salaries growing at the fastest rate for 14 years, the outlook for consumers seemed to be


1


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

improving. As the year ended, most observers expected Japanese interest rates to rise and the economy to recover from its mid-year slowdown.

Global equity valuations remain close to their long-term averages, though valuation differences between attractively priced and expensive stocks remain unusually compressed. The Portfolio's equity holdings remain positioned to continue to capture the opportunity presented in companies with strong growth prospects that are trading at unusually low premiums.

As always, the Portfolio's Blend Investment Policy Team (the "Team") remains focused on combining low correlation asset classes, blending growth and value investment styles, globalizing the Portfolio and ensuring the Portfolio is aligned with the Team's strategic asset allocation targets through a disciplined rebalancing process.


2


WEALTH APPRECIATION STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR 800.984.7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE PORTFOLIO'S QUOTED PERFORMANCE WOULD BE LOWER. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED STANDARD & POOR'S (S&P) 500 STOCK INDEX AND THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, AUSTRALASIA AND FAR EAST (EAFE) INDEX DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties).

A WORD ABOUT RISK

The Portfolio allocates its investments among multiple asset classes which will include U.S. and foreign securities. Within each of these, the Portfolio will also allocate its investments in different types of securities, such as growth and value stocks and real estate investment trusts. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Portfolio systematically rebalances its allocations in these asset classes to maintain its target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


3


WEALTH APPRECIATION STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                           RETURNS
THE PORTFOLIO VS. ITS BENCHMARK                --------------------------------
PERIODS ENDED DECEMBER 31, 2006                    1 YEAR     SINCE INCEPTION*
-------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation
  Strategy Portfolio Class A                       17.60%          14.34%

AllianceBernstein Wealth Appreciation
  Strategy Portfolio Class B                       17.32%          14.02%

70% S&P 500 Stock Index / 30% MSCI EAFE Index      18.95%          14.79%

S&P 500 Stock Index                                15.78%          11.62%

MSCI EAFE Index                                    26.34%          22.19%

*  Since inception of the Portfolio's Class A and Class B shares on 7/1/04.


ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
7/1/04* - 12/31/06


ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO CLASS A: $13,982 70% S&P 500 STOCK INDEX / 30% MSCI EAFE INDEX: $14,106
S&P 500 STOCK INDEX: $13,156
MSCI EAFE INDEX: $16,497


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

            AllianceBernstein     70% S&P 500
          Wealth Appreciation     Stock Index /
           Strategy Portfolio      30% MSCI         S&P 500         MSCI EAFE
                Class A           EAFE Index      Stock Index         Index
-------------------------------------------------------------------------------
7/1/04*        $ 10,000            $ 10,000        $ 10,000         $ 10,000
12/31/04       $ 10,690            $ 11,032        $ 10,831         $ 11,501
12/31/05       $ 11,889            $ 11,859        $ 11,363         $ 13,057
12/31/06       $ 13,982            $ 14,106        $ 13,156         $ 16,497


*  Since inception of the Portfolio's Class A shares on 7/1/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Wealth Appreciation Strategy Portfolio Class A shares (from 7/1/04* to 12/31/06) as compared to the performance of the Portfolio's balanced benchmark (70% S&P 500 Stock Index / 30% MSCI EAFE Index), as well as the individual components of the balanced benchmark. The chart assumes the reinvestment of dividends and capital gain distributions.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


4


WEALTH APPRECIATION STRATEGY PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If suce expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If suce expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                    BEGINNING            ENDING
VARP-WEALTH                       ACCOUNT VALUE      ACCOUNT VALUE      EXPENSES PAID       ANNUALIZED
APPRECIATION PORTFOLIO            JULY 1, 2006     DECEMBER 31, 2006    DURING PERIOD*    EXPENSE RATIO*
----------------------------------------------------------------------------------------------------------
CLASS A
Actual                                $1,000           $1,139.85             $6.47             1.20%
Hypothetical (5% return before
  expenses)                           $1,000           $1,019.16             $6.11             1.20%

CLASS B
Actual                                $1,000           $1,137.79             $7.81             1.45%
Hypothetical (5% return before
  expenses)                           $1,000           $1,017.90             $7.38             1.45%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


5


WEALTH APPRECIATION STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Exxon Mobil Corp.                               $     783,542           2.1%
Procter & Gamble Co.                                  700,543           1.9
General Electric Co.                                  677,222           1.8
Google, Inc.--Class A                                 614,741           1.7
WellPoint, Inc.                                       609,848           1.6
American International Group, Inc.                    573,280           1.6
Apple Computer, Inc.                                  572,670           1.5
Boeing Co.                                            561,913           1.5
JPMorgan Chase & Co.                                  543,375           1.5
Citigroup, Inc.                                       534,720           1.4
                                                -------------         ------
                                                $   6,171,854          16.6%


SECTOR DIVERSIFICATION
DECEMBER 31, 2006
_______________________________________________________________________________

                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Financial                                       $  10,051,622          27.0%
Technology / Electronics                            4,266,793          11.5
Construction & Housing                              3,915,706          10.5
Consumer Cyclical                                   3,384,449           9.1
Capital Equipment                                   3,008,041           8.1
Medical                                             2,917,178           7.8
Energy                                              2,874,808           7.7
Consumer Staples                                    2,359,828           6.4
Industrial Commodities                              1,610,804           4.3
Telecommunications                                  1,559,656           4.2
Utilities                                             493,813           1.3
Other*                                                427,353           1.2
                                                -------------         ------
Total Investments**                                36,870,051          99.1
Cash and receivables, net of liabilities              349,195           0.9
                                                -------------         ------
Net Assets                                      $  37,219,246         100.0%


* The Portfolio's sector diversification is expressed as a percentage of net assets and may vary over time. "Other" represents less than 1.3% weightings in the following sectors: Basic Industry, Industrial Resources and Transportation.

**  Excludes short-term investments.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


6


WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------

COMMON STOCKS-99.1%

FINANCIAL-27.0%
BANKING-7.9%
Anglo Irish Bank Corp. PLC                              6,636     $     136,625
Banco Bilbao Vizcaya Argentaria SA                      5,361           128,801
Barclays PLC                                            9,100           129,930
BNP Paribas SA                                          1,886           205,175
China Construction Bank - Class H                      42,000            26,713
Comerica, Inc.                                          1,325            77,751
Credit Agricole SA                                      2,260            94,734
Federal Home Loan Mortgage Corp.                        1,700           115,430
Federal National Mortgage Association                   2,900           172,231
Fifth Third Bancorp                                     2,100            85,953
HBOS PLC                                                5,730           126,670
Huntington Bancshares, Inc.                             1,200            28,500
Keycorp                                                   500            19,015
Kookmin Bank(a)                                           800            64,322
Mitsubishi UFJ Financial Group, Inc.                        8            99,246
National City Corp.                                     2,700            98,712
ORIX Corp.                                                850           246,493
Royal Bank of Scotland Group PLC                        3,900           151,781
Societe Generale                                          630           106,577
Standard Chartered PLC                                  2,232            65,021
Sumitomo Mitsui Financial Group, Inc.                      18           184,293
SunTrust Banks, Inc.                                    1,425           120,341
U.S. Bancorp                                            2,000            72,380
UniCredito Italiano SpA                                12,716           111,160
Wachovia Corp.                                          1,800           102,510
Washington Mutual, Inc.                                 1,000            45,490
Wells Fargo & Co.                                       3,200           113,792
                                                                  -------------
                                                                      2,929,646
FINANCIAL SERVICES-13.6%
Bank of America Corp.                                   8,500           453,815
The Charles Schwab Corp.                                6,800           131,512
Chicago Mercantile Exchange Holdings, Inc. -
  Class A                                                 165            84,109
CIT Group, Inc.                                         1,200            66,924
Citigroup, Inc.                                         9,600           534,720
Citycon Oyj                                             4,360            29,065
Countrywide Financial Corp.                             2,400           101,880
Credit Suisse Group (ADR)                               3,525           246,221
Credit Suisse Group                                     5,083           354,376
Fortis                                                  1,400            59,592
Franklin Resources, Inc.                                3,000           330,510
Goldman Sachs Group, Inc.                               1,185           236,230
ING Groep NV                                            4,400           194,428
JPMorgan Chase & Co.                                   11,250           543,375
Lazard Ltd. - Class A                                   1,250            59,175
Legg Mason, Inc.                                        2,550           242,377
Macquarie Bank Ltd.                                       607            37,728
Man Group PLC                                          10,574           107,930
Mellon Financial Corp.                                  1,900            80,085
Merrill Lynch & Co., Inc.                               5,700           530,670
MGIC Investment Corp.                                     300            18,762
Morgan Stanley                                            700            57,001
Nomura Holdings, Inc.                                   4,800            90,551
NYSE Group, Inc.(a)                                     1,750           170,100
UBS AG (New York Exchange)                              1,400            84,462
UBS AG (Swiss Virt-X)                                   3,305           200,011
Waddell & Reed Financial, Inc. - Class A                  900            24,624
                                                                  -------------
                                                                      5,070,233
INSURANCE-4.9%
Allstate Corp.                                            875            56,971
American International Group, Inc.                      8,000           573,280
AON Corp.                                               2,200            77,748
Aviva PLC                                               7,500           120,317
Chubb Corp.                                               700            37,037
Fondiaria-Sai SpA                                         800            38,165
Friends Provident PLC                                  13,180            55,887
Hartford Financial Services Group, Inc.                 1,175           109,639
MBIA, Inc.                                                700            51,142
MetLife, Inc.                                           1,825           107,694
Muenchener Rueckversicherungs AG                          700           120,611
Old Republic International Corp.                        1,600            37,248
Prudential Financial, Inc.                                150            12,879
QBE Insurance Group, Ltd.                               4,316            97,925
The St Paul Travelers Cos, Inc.                         2,600           139,594
Swiss Reinsurance                                         823            69,750
Torchmark Corp.                                         1,225            78,106
UnumProvident Corp.                                     2,700            56,106
                                                                  -------------
                                                                      1,840,099
LIFE INSURANCE-0.2%
Genworth Financial, Inc. - Class A                      1,925            65,854

WHOLESALE & INTERNATIONAL TRADE-0.4%
Li & Fung Ltd.                                         18,000            55,887
Mitsui & Co. Ltd.                                       6,000            89,903
                                                                  -------------
                                                                        145,790
                                                                  -------------
                                                                     10,051,622
TECHNOLOGY/ELECTRONICS-11.5%
DATA PROCESSING-6.8%
Akamai Technologies, Inc.(a)                            1,600            84,992
Apple Computer, Inc.(a)                                 6,750           572,670
Canon, Inc.                                             2,150           121,045


7


WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
CapGemini, SA                                           1,435     $      89,781
Ceridian Corp.(a)                                       1,000            27,980
Electronic Data Systems Corp.                           2,600            71,630
Foxconn Technology Co., Ltd.                            2,300            27,423
Google, Inc. - Class A(a)                               1,335           614,741
Hewlett-Packard Co.                                     7,100           292,449
Infosys Technologies, Ltd.                              1,024            51,749
International Business Machines Corp.                     950            92,292
Microsoft Corp.                                         8,125           242,612
Network Appliance, Inc.(a)                              4,950           194,436
Oracle Corp.(a)                                         2,900            49,706
                                                                  -------------
                                                                      2,533,506
ELECTRICAL & ELECTRONICS-2.3%
Arrow Electronics, Inc.(a)                              1,350            42,593
Cisco Systems, Inc.(a)                                 13,050           356,657
Corning, Inc.(a)                                        7,400           138,454
QUALCOMM, Inc.                                          6,450           243,745
Tech Data Corp.(a)                                      1,300            49,231
Tellabs, Inc.(a)                                        1,400            14,364
                                                                  -------------
                                                                        845,044
ELECTRONIC COMPONENTS & INSTRUMENTS-2.4%
Advanced Micro Devices, Inc.(a)                         6,800           138,380
Agere Systems, Inc. - Class A(a)                        1,000            19,170
AU Optronics Corp.                                     23,690            32,627
Broadcom Corp. - Class A(a)                             8,750           282,712
Flextronics International, Ltd.(a)                      2,100            24,108
Hoya Corp.                                              2,300            89,647
NVIDIA Corp.(a)                                         2,400            88,824
Samsung Electronics Co. Ltd.                               80            52,481
Sanmina-SCI Corp.(a)                                    7,800            26,910
Siliconware Precision Industries Co.                   13,000            20,311
Solectron Corp.(a)                                     11,500            37,030
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)       4,827            52,759
United Microelectronics Corp.                          37,378            23,284
                                                                  -------------
                                                                        888,243
                                                                  -------------
                                                                      4,266,793
CONSTRUCTION & HOUSING-10.5%
BUILDING MATERIALS-0.4%
American Standard Cos, Inc.                               350            16,048
Buzzi Unicem SpA                                        2,000            56,737
CRH PLC                                                 1,762            73,263
                                                                  -------------
                                                                        146,048
CONSTRUCTION & HOUSING-0.5%
Fluor Corp.                                               750            61,238
Vinci, SA                                                 954           121,589
                                                                  -------------
                                                                        182,827
                                                                  -------------
REAL ESTATE-9.6%
Alexandria Real Estate Equities, Inc.                     320            32,128
Allied Properties Real Estate Investment Trust            300             5,981
AMB Property Corp.                                        275            16,118
Apartment Investment & Management Co. - Class A           200            11,204
Archstone-Smith Trust                                     925            53,844
Ascendas Real Estate Investment Trust                  10,595            18,407
AvalonBay Communities, Inc.                               350            45,517
Bail Investissement Fonciere                              575            55,902
Boardwalk Real Estate Investment Trust                    875            30,981
Boston Properties, Inc.                                   675            75,519
British Land Co. PLC                                    3,017           100,934
Brixton PLC                                             1,850            20,799
Brookfield Properties Corp.                               950            37,363
Camden Property Trust                                     450            33,233
Canadian Apartment Properties REI                         400             6,373
Canadian Real Estate Investment Trust                     950            25,637
Capital & Regional PLC                                    888            26,732
CapitaMall Trust                                       18,800            35,615
Centro Properties Group                                 2,181            15,653
Cominar Real Estate Investment Trust                      600            11,577
Corporate Office Properties Trust SBI MD                  500            25,235
DB RREEF Trust                                         37,938            53,042
Derwent Valley Holdings PLC                             1,000            40,939
Deutsche Wohnen AG                                        325            20,895
Developers Diversified Realty Corp.                       630            39,659
Digital Realty Trust, Inc.                              1,275            43,643
Dundee Real Estate Investment Trust                       750            24,857
Equity Inns, Inc.                                         650            10,374
Equity Residential                                      1,125            57,094
Essex Property Trust, Inc.                                125            16,156
Eurocastle Investment Ltd.                                500            25,477
Federal Realty Investment Trust                           175            14,875
FelCor Lodging Trust, Inc.                              1,700            37,128
Forest City Enterprises, Inc. - Class A                   750            43,800
General Growth Properties, Inc.                           800            41,784
General Property Group                                 12,400            54,728


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
Great Portland Estates PLC                              1,200     $      16,256
H&R Real Estate Investment                                550            11,362
Hammerson PLC                                           1,500            46,222
Hang Lung Properties, Ltd.                             22,000            55,192
Health Care Property Investors, Inc.                    1,175            43,264
ING Office Fund                                        31,700            38,221
IVG Immobilien AG                                       1,050            45,566
Japan Real Estate Investment - Class A                      4            42,987
Kerry Properties Ltd.                                  23,128           108,116
Kimco Realty Corp.                                      1,375            61,806
Klepierre                                                 350            65,983
Land Securities Group PLC                               2,399           108,802
LaSalle Hotel Properties                                  500            22,925
Macquarie Goodman Group                                 6,063            36,255
Maguire Properties, Inc.                                1,000            40,000
Mid-America Apartment Communities, Inc.                   600            34,344
Mirvac Group                                            4,500            19,794
Mitsui Fudosan Co. Ltd.                                 5,900           143,749
Multiplex Group                                         7,000            21,995
New World Development Co., Ltd.                        34,238            68,931
Nippon Building Fund, Inc. - Class A                        5            66,399
Nomura Real Estate Office Fund, Inc. - Class A              5            45,809
Primaris Retail Real Estate Investment Trust              650            10,524
ProLogis Trust                                          1,475            89,636
PS Business Parks, Inc.                                   200            14,142
Public Storage, Inc.                                      825            80,437
RioCan Real Estate Investment Trust                     1,750            37,742
Rodamco Europe NV                                         155            20,582
Simon Property Group, Inc.                              1,125           113,951
Sino Land Co.                                          52,478           122,049
SL Green Realty Corp.                                     275            36,514
Slough Estates PLC                                      1,900            29,138
Stockland                                               3,552            23,154
Strategic Hotels & Resorts, Inc.                        1,100            23,969
Sumitomo Realty & Development                           4,000           128,237
Sun Hung Kai Properties Ltd.                            6,700            76,742
Sunstone Hotel Investors, Inc.                            425            11,360
Tanger Factory Outlet Centers                             800            31,264
Taubman Centers, Inc.                                     575            29,244
Unibail                                                   625           152,426
United Dominion Realty Trust, Inc.                      1,225            38,943
Vornado Realty Trust                                      650            78,975
Westfield Group                                         5,119            84,621
                                                                  -------------
                                                                      3,586,831
                                                                  -------------
                                                                      3,915,706
CONSUMER CYCLICAL-9.1%
APPLIANCES & HOUSEHOLD DURABLES-0.9%
Black & Decker Corp.                                      800            63,976
Daiwa House Industry Co. Ltd.                           4,000            69,320
Fortune Brands, Inc.                                      600            51,234
Newell Rubbermaid, Inc.                                   950            27,503
Persimmon PLC                                           2,000            59,672
Sharp Corp.                                             4,000            68,776
                                                                  -------------
                                                                        340,481
BROADCASTING & PUBLISHING-3.2%
CBS Corp. - Class B                                     3,075            95,878
Comcast Corp. - Class A(a)                              1,000            42,330
Comcast Corp. - Special-Class A(a)                      8,850           370,638
Grupo Televisa, SA (ADR)                                1,600            43,216
Idearc, Inc.(a)                                           330             9,455
Interpublic Group of Cos., Inc.(a)                      1,800            22,032
Liberty Media Corp. - Capital Series A(a)                 110            10,778
Liberty Media Corp. - Interactive(a)                      550            11,863
Societe Television Francaise 1                          2,517            93,277
Time Warner, Inc.                                      19,000           413,820
Viacom, Inc. - Class B(a)                                 700            28,721
Walt Disney Co.                                         1,300            44,551
                                                                  -------------
                                                                      1,186,559
LEISURE & TOURISM-2.2%
Hilton Hotels Corp.                                     2,900           101,210
Host Hotels & Resorts, Inc.                             2,266            55,630
McDonald's Corp.                                        9,200           407,836
Melco PBL Entertainment Macau Ltd. (ADR)(a)             3,380            71,859
OPAP, SA                                                  108             4,171
Starwood Hotels & Resorts Worldwide, Inc.               3,075           192,187
                                                                  -------------
                                                                        832,893
MERCHANDISING-2.3%
Esprit Holdings Ltd.                                    6,500            72,400
The Gap, Inc.                                           2,300            44,850
Kohl's Corp.(a)                                         3,750           256,612
Limited Brands Inc.                                     2,500            72,350
Marks & Spencer Group PLC                               5,601            78,492
Office Depot, Inc.(a)                                   1,600            61,072
Saks, Inc.                                              1,800            32,076
Target Corp.                                            4,150           236,758
                                                                  -------------
                                                                        854,610
RECREATION & OTHER CONSUMER-0.2%
Mattel, Inc.                                            3,100            70,246


9


WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
TEXTILES & APPAREL-0.3%
Jones Apparel Group, Inc.                               1,500     $      50,145
Nike, Inc. - Class B                                      500            49,515
                                                                  -------------
                                                                         99,660
                                                                  -------------
                                                                      3,384,449
CAPITAL EQUIPMENT-8.1%
AEROSPACE & DEFENSE-2.8%
BAE Systems PLC                                         8,400            69,834
Boeing Co.                                              6,325           561,913
European Aeronautic Defence & Space Co., NV             2,090            71,711
Lockheed Martin Corp.                                     550            50,638
Northrop Grumman Corp.                                  1,525           103,243
Rockwell Collins, Inc.                                  1,500            94,935
Spirit Aerosystems Holdings, Inc. - Class A(a)          2,700            90,369
                                                                  -------------
                                                                      1,042,643
AUTOMOBILES-2.2%
Autoliv, Inc.                                           1,225            73,867
BorgWarner, Inc.                                          800            47,216
Continental AG                                            400            46,397
Denso Corp.                                             1,600            63,441
Honda Motor Co. Ltd.                                    1,200            47,363
Hyundai Mobis(a)                                          310            28,479
Renault SA                                              1,400           167,636
Toyota Motor Corp. (ADR)                                  800           107,448
Toyota Motor Corp.                                      3,700           247,630
                                                                  -------------
                                                                        829,477
MACHINERY & ENGINEERING-1.1%
ABB Ltd.                                                7,655           137,082
Cummins, Inc.                                             475            56,136
Eaton Corp.                                               800            60,112
NGK Insulators Ltd.                                     4,000            61,845
SPX Corp.                                                 800            48,928
Sumitomo Heavy Industries Ltd.                          5,000            52,399
                                                                  -------------
                                                                        416,502
MULTI-INDUSTRY-2.0%
General Electric Co.                                   18,200           677,222
Textron, Inc.                                             450            42,197
                                                                  -------------
                                                                        719,419
                                                                  -------------
                                                                      3,008,041
MEDICAL-7.8%
HEALTH & PERSONAL CARE-6.1%
Alcon, Inc.                                             3,125           349,281
Amgen, Inc.(a)                                            350            23,909
AstraZeneca PLC                                         1,300            69,669
Daiichi Sankyo Co. Ltd.                                 1,100            34,313
Genentech, Inc.(a)                                      3,500           283,955
Gilead Sciences, Inc.(a)                                4,800           311,664
GlaxoSmithKline PLC                                     1,300            34,217
Merck & Co. Inc.                                        4,400           191,840
Merck KGaA                                                406            42,135
Nobel Biocare Holding AG                                  168            49,554
Novartis AG                                             1,364            78,357
Pfizer, Inc.                                           14,500           375,550
Roche Holding AG                                          969           173,367
Sanofi-Aventis                                          1,000            92,201
Teva Pharmaceutical Industries Ltd. (ADR)               2,850            88,578
Ventas, Inc.                                            1,400            59,248
                                                                  -------------
                                                                      2,257,838
MEDICAL PRODUCTS-0.1%
Essilor International, SA                                 461            49,492

MEDICAL SERVICES-1.6%
WellPoint, Inc.(a)                                      7,750           609,848
                                                                  -------------
                                                                      2,917,178
ENERGY-7.7%
ENERGY EQUIPMENT & SERVICES-1.8%
Baker Hughes, Inc.                                        375            27,997
BJ Services Co.                                         1,100            32,252
ENSCO International, Inc.                                 300            15,018
GlobalSantaFe Corp.                                     1,550            91,109
Halliburton Co.                                        12,230           379,742
Rowan Cos., Inc.                                          600            19,920
Schlumberger, Ltd.                                      1,750           110,530
                                                                  -------------
                                                                        676,568
ENERGY SOURCES-5.9%
BG Group PLC                                            3,433            46,681
BP PLC                                                  3,200            35,684
Chevron Corp.                                           4,500           330,885
China Petroleum & Chemical Corp. - Class H             48,000            44,467
China Shenhua Energy Co. Ltd. - Class H                18,000            43,273
ConocoPhillips                                          2,300           165,485
ENI SpA                                                 5,244           176,383
Exxon Mobil Corp.                                      10,225           783,542
LUKOIL (ADR)                                              371            32,629
Marathon Oil Corp.                                      1,300           120,250
MOL Hungarian Oil and Gas Nyrt                            400            45,240
Occidental Petroleum Corp.                                400            19,532
PetroChina Co., Ltd. - Class H                         24,000            34,002
Petroleo Brasileiro SA (NY) (ADR)(b)                    1,200           112,176
Petroleo Brasileiro SA (NY) (ADR)(c)                      400            41,196
Repsol YPF SA                                           1,500            51,683
Total SA                                                1,600           115,132
                                                                  -------------
                                                                      2,198,240
                                                                  -------------
                                                                      2,874,808


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
CONSUMER STAPLES-6.4%
BEVERAGES & TOBACCO-1.6%
Altria Group, Inc.                                      2,850     $     244,587
British American Tobacco PLC                            2,581            72,271
C&C Group PLC                                           1,804            32,039
Cia de Bebidas das Americas (ADR)                         500            24,400
Japan Tobacco, Inc.                                        30           145,004
UST, Inc.                                               1,000            58,200
                                                                  -------------
                                                                        576,501
FOOD & HOUSEHOLD PRODUCTS-4.8%
Clorox Co.                                              1,000            64,150
Colgate-Palmolive Co.                                   1,300            84,812
General Mills, Inc.                                     1,200            69,120
Groupe Danone                                             312            47,182
J Sainsbury PLC                                        14,200           113,572
Kellogg Co.                                             1,500            75,090
Kimberly-Clark Corp.                                      800            54,360
Kraft Foods, Inc. - Class A                               500            17,850
Kroger Co.                                              3,000            69,210
Nestle, SA                                                388           137,626
Procter & Gamble Co.                                   10,900           700,543
Reckitt Benckiser PLC                                     568            25,910
Safeway, Inc.                                           2,300            79,488
Sara Lee Corp.                                          4,500            76,635
Tesco PLC                                               4,542            35,893
WM Wrigley Jr Co.                                       2,550           131,886
                                                                  -------------
                                                                      1,783,327
                                                                  -------------
                                                                      2,359,828
INDUSTRIAL COMMODITIES-4.3%
CHEMICALS-1.9%
BASF AG                                                   600            58,513
Bayer AG                                                1,585            85,003
E.I. Du Pont de Nemours & Co.                           1,100            53,581
Hercules, Inc.(a)                                       1,600            30,896
Lubrizol Corp.                                            800            40,104
Mitsui Chemicals, Inc.                                  8,500            65,350
Monsanto Co.                                            3,460           181,754
Nitto Denko Corp.                                       2,000            99,908
PPG Industries, Inc.                                    1,125            72,236
                                                                  -------------
                                                                        687,345
CONTAINERS-0.4%
Crown Holdings, Inc.(a)                                 1,700            35,564
Owens-Illinois, Inc.(a)                                 1,900            35,055
Smurfit-Stone Container Corp.(a)                        2,800            29,568
Temple-Inland, Inc.                                     1,400            64,442
                                                                  -------------
                                                                        164,629
FOREST & PAPER-0.2%
Svenska Cellulosa AB - Class B                          1,100            57,319

METAL - NONFERROUS-0.9%
Rio Tinto PLC                                           2,065           109,437
Xstrata PLC                                             4,860           241,831
                                                                  -------------
                                                                        351,268
METAL - STEEL-0.6%
JFE Holdings, Inc.                                      3,200           164,536
POSCO                                                     220            72,728
                                                                  -------------
                                                                        237,264
METALS/MINING-0.2%
Cia Vale do Rio Doce (ADR)                              2,200            65,428

MISCELLANEOUS MATERIALS-0.1%
Avery Dennison Corp.                                      700            47,551
                                                                  -------------
                                                                      1,610,804
TELECOMMUNICATIONS-4.2%
TELECOMMUNICATIONS-4.2%
America Movil SAB de CV Series L (ADR)                  5,100           230,622
American Tower Corp. - Class A(a)                         700            26,096
AT&T, Inc.                                              8,800           314,600
BellSouth Corp.                                         4,900           230,839
China Mobile Ltd.                                       3,000            25,860
China Netcom Group Corp Ltd.                           26,000            69,421
Crown Castle International Corp.(a)                     2,000            64,600
Embarq Corp. - Class W                                    290            15,243
Nippon Telegraph & Telephone Corp.                         12            59,178
Sprint Nextel Corp.                                     5,800           109,562
Telefonica SA                                           2,420            51,378
Verizon Communications, Inc.                            6,600           245,784
Vodafone Group PLC                                     42,175           116,473
                                                                  -------------
                                                                      1,559,656
UTILITIES-1.3%
UTILITY (ELECTRIC & GAS)-1.3%
Dominion Resources, Inc/VA                                500            41,920
E.ON AG                                                   900           122,083
International Power PLC                                 6,362            47,386
Pinnacle West Capital Corp.                             1,200            60,828
RWE AG                                                    958           105,013
TXU Corp.                                               1,100            59,631
Wisconsin Energy Corp.                                  1,200            56,952
                                                                  -------------
                                                                        493,813


11


WEALTH APPRECIATION STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
COMPANY                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
TRANSPORTATION-0.9%
TRANSPORTATION - AIRLINES-0.2%
Air France-KLM                                          1,400     $      58,772
Deutsche Lufthansa AG                                   1,200            32,848
                                                                  -------------
                                                                         91,620
TRANSPORTATION - ROAD & RAIL-0.4%
CSX Corp.                                               2,400            82,632
Hertz Global Holdings, Inc.(a)                          3,100            53,909
                                                                  -------------
                                                                        136,541
TRANSPORTATION - SHIPPING-0.3%
Mitsui OSK Lines Ltd.                                  11,000           108,643
                                                                  -------------
                                                                        336,804
INDUSTRIAL RESOURCES-0.2%
MINING & METALS-0.2%
Mittal Steel Co. NV                                     1,778            74,849

BASIC INDUSTRY-0.1%
MINING & METALS-0.1%
MMC Norilsk Nickel (ADR)                                  100            15,700

Total Common Stocks
  (cost $30,296,217)                                                 36,870,051

SHORT-TERM INVESTMENT-1.4%
TIME DEPOSIT-1.4%
The Bank of New York
  4.25%, 1/02/07
  (cost $530,000)                                       $ 530           530,000

TOTAL INVESTMENTS-100.5%
  (cost $30,826,217)                                                 37,400,051
Other assets less liabilities-(0.5)%                                   (180,805)

NET ASSETS-100%                                                   $  37,219,246


FINANCIAL FUTURES CONTRACTS (SEE NOTE D)

                                                             VALUE AT       UNREALIZED
                     NUMBER OF    EXPIRATION    ORIGINAL    DECEMBER 31,   APPRECIATION
-----------------------------------------------------------------------------------------
PURCHASED CONTRACTS
EURO STOXX
  50 Index              1         March 2007     $53,834      $54,874         $1,040


(a)  Non-income producing security.

(b)  Each share represents 4 preferred shares.

(c)  Each share represents 4 common shares.

Glossary:

ADR - American Depositary Receipt

See Notes to Financial Statements.


12


WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $30,826,217)      $   37,400,051
  Cash                                                                   603
  Foreign cash, at value (cost $112,201)                             112,780(a)
  Receivable for investment securities sold and foreign
    currency contracts                                               144,648
  Dividends and interest receivable                                   51,329
  Receivable due from Adviser                                          7,577
  Total assets                                                    37,716,988

LIABILITIES
  Payable for investment securities purchased and foreign
    currency contracts                                               405,885
  Custodian fee payable                                               68,234
  Distribution fee payable                                             6,221
  Payable for capital stock redeemed                                   4,345
  Foreign capital gain tax payable                                       462
  Transfer Agent fee payable                                              65
  Payable for variation margin on futures contracts                       26
  Accrued expenses                                                    12,504
  Total liabilities                                                  497,742

NET ASSETS                                                    $   37,219,246

COMPOSITION OF NET ASSETS
  Capital stock, at par                                       $        2,762
  Additional paid-in capital                                      28,230,121
  Undistributed net investment income                                161,219
  Accumulated net realized gain on investment and foreign
    currency transactions                                          2,245,879
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                    6,579,265
                                                              $   37,219,246


NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                      SHARES            NET ASSET
CLASS            NET ASSETS        OUTSTANDING            VALUE
---------------------------------------------------------------------
A               $ 7,688,588            568,392           $13.53
B               $29,530,658          2,193,243           $13.46


(a) An amount equivalent to U.S. $3,960 has been segregated to collateralize margin requirements for the open futures contracts outstanding at December 31, 2006.

See Notes to Financial Statements.


13


WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $32,420)          $    649,492
  Interest                                                            15,482
  Total investment income                                            664,974

EXPENSES
  ADVISORY FEE                                                       227,652
  Distribution fee--Class B                                           70,090
  Transfer agency--Class A                                               520
  Transfer agency--Class B                                             2,052
  Custodian                                                          287,190
  Administrative                                                      86,750
  Audit                                                               43,000
  Printing                                                            31,226
  Legal                                                                5,237
  Directors' fees                                                      1,400
  Miscellaneous                                                       13,662
  Total expenses                                                     768,779
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                    (278,410)
  Net expenses                                                       490,369
  Net investment income                                              174,605

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
  Net realized gain on:
    Investment transactions                                        2,488,621
    Futures                                                           10,651
    Foreign currency transactions                                      2,340
  Net change in unrealized appreciation/depreciation of:
    Investments                                                    2,829,455(a)
    Futures                                                            1,040
    Foreign currency denominated assets and liabilities                5,263
  Net gain on investment and foreign currency transactions         5,337,370

NET INCREASE IN NET ASSETS FROM OPERATIONS                      $  5,511,975


(a)  Net of accrued foreign capital gains Taxes of $501.

See Notes to Financial Statements.


14


WEALTH APPRECIATION STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                  YEAR ENDED       YEAR ENDED
                                                 DECEMBER 31,     DECEMBER 31,
                                                     2006             2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                         $      174,605   $       54,490
  Net realized gain on investment and
    foreign currency transactions                    2,501,612          572,412
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign currency
    denominated assets and liabilities               2,835,758        2,711,287
  Net increase in net assets from
    operations                                       5,511,975        3,338,189

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
FROM
  Net investment income
    Class A                                            (10,538)         (25,300)
    Class B                                                 -0-         (75,981)
  Net realized gain on investment and
    foreign currency transactions
    Class A                                           (150,309)         (23,650)
    Class B                                           (636,285)         (75,981)

CAPITAL STOCK TRANSACTIONS
  Net increase                                         546,573       12,528,034
  Total increase                                     5,261,416       15,665,311

NET ASSETS
  Beginning of period                               31,957,830       16,292,519
  End of period (including undistributed
    net investment income/(distributions
    in excess of net investment income)
    of $161,219 and ($132,148),
    respectively)                               $   37,219,246   $   31,957,830


See Notes to Financial Statements.


15


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Wealth Appreciation Strategy Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on July 1, 2004. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. REPURCHASE AGREEMENTS

It is the policy of the Portfolio that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.


17


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, ..55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2006 the Adviser waived fees and reimbursed expenses in the amount of $191,660.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $86,750 for the year ended December 31, 2006.

Brokerage commissions paid on investment transactions for the year ended December 31, 2006, amounted to $49,418, of which $74 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006 were as follows:

                                                   PURCHASES          SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $   21,938,303   $   21,649,185
U.S. government securities                                  -0-              -0-


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                             $   31,445,848
Gross unrealized appreciation                                         6,273,921
Gross unrealized depreciation                                          (319,718)
Net unrealized appreciation                                      $    5,954,203

1. FINANCIAL FUTURES CONTRACTS

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase


19


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                SHARES                       AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                         2006           2005           2006           2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares issued
  in reinvestment
  of dividends and
  distributions           13,748         4,644    $    160,847    $     48,950
Net increase              13,748         4,644    $    160,847    $     48,950

CLASS B
Shares sold              471,770     1,628,590    $  5,885,347    $ 17,366,123
Shares issued
  in reinvestment
  of dividends and
  distributions           54,570        14,445         636,285         151,963
Shares redeemed         (497,454)     (454,754)     (6,135,906)     (5,039,002)
Net increase              28,886     1,188,281    $    385,726    $ 12,479,084

NOTE F: RISK INVOLVED IN INVESTING IN THE PORTFOLIO

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification of Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

                                                 2006             2005
                                            --------------   --------------
Distributions paid from:
  Ordinary income                           $      521,389   $      193,961
  Net long-term capital gains                      275,743            6,951
Total distributions paid                    $      797,132   $      200,912


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $      846,460
Undistributed long-term capital gain                              2,182,042
Accumulated capital and other losses                                 (1,772)(a)
Unrealized appreciation/(depreciation)                            5,959,633(b)
Total accumulated earnings/(deficit)                         $    8,986,363

(a) Passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2006, the Portfolio deferred until January 1, 2007, post-October passive foreign investment company losses of $1,772.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

During the current fiscal year, permanent differences primarily due to a tax treatment of foreign currency gains/losses, and passive foreign investment companies resulted in a net increase in undistributed net investment income, and a net decrease to accumulated net realized gain on investment transaction and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee with respect to certain AllianceBernstein funds.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.


21


WEALTH APPRECIATION STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the


22


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


23


WEALTH APPRECIATION STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                        CLASS A
                                         ------------------------------------
                                                                      JULY 1,
                                          YEAR ENDED DECEMBER 31,   2004(a) TO
                                         ------------------------  DECEMBER 31,
                                            2006         2005         2004
                                         -----------  -----------  -----------
Net asset value, beginning of period       $11.79       $10.69       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                  .09          .04          .01
Net realized and unrealized gain on
  investment and foreign currency
  transactions                               1.94         1.15          .68
Net increase in net asset value from
  operations                                 2.03         1.19          .69

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income         (.02)        (.05)          -0-
Distributions from net realized gain
  on investment and foreign currency
  transactions                               (.27)        (.04)          -0-
Total dividends and distributions            (.29)        (.09)          -0-
Net asset value, end of period             $13.53       $11.79       $10.69

TOTAL RETURN
Total investment return based on
  net asset value (d)                       17.60%       11.22%        6.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                          $7,688       $6,538       $5,877
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                           1.20%(e)     1.20%        1.20%(f)
  Expenses, before waivers and
    reimbursements                           1.99%(e)     2.45%        4.33%(f)
  Net investment income (c)                   .69%(e)      .42%         .25%(f)
Portfolio turnover rate                        63%          61%          14%


See footnote summary on page 25.


24


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                         CLASS B
                                         ------------------------------------
                                                                     JULY 1,
                                          YEAR ENDED DECEMBER 31,   2004(a) TO
                                         ------------------------   DECEMBER 31,
                                             2006         2005         2004
                                         -----------  -----------  -----------
Net asset value, beginning of period       $11.74       $10.67       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                  .06          .02          .03
Net realized and unrealized gain on
  investment and foreign currency
  transactions                               1.93         1.13          .64
Net increase in net asset value
  from operations                            1.99         1.15          .67

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           -0-        (.04)          -0-
Distributions from net realized gain
  on investment and foreign currency
  transactions                               (.27)        (.04)          -0-
Total dividends and distributions            (.27)        (.08)          -0-
Net asset value, end of period             $13.46       $11.74       $10.67

TOTAL RETURN
Total investment return based on
  net asset value (d)                       17.32%       10.93%        6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $29,531      $25,420      $10,416
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                           1.45%(e)     1.45%        1.45%(f)
  Expenses, before waivers and
    reimbursements                           2.25%(e)     2.70%        4.78%(f)
  Net investment income (c)                   .46%(e)      .15%         .71%(f)
Portfolio turnover rate                        63%          61%          14%

(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  The ratio includes expenses attributable to costs of proxy solicitation.

(f)  Annualized.


25


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Wealth Appreciation Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Wealth Appreciation Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 12, 2007


TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

For corporate shareholders, 48.98% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2006 qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 2006, the Portfolio designates from distributions paid $275,743 as capital gains dividends.


26


WEALTH APPRECIATION
STRATEGY PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
NANCY P. JACKLIN(1)
MARSHALL C. TURNER, JR.(1)
EARL D. WEINER(1)

OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer SETH J. MASTERS(2), Vice President
EMILIE D. WRAPP, Secretary
JOSEPH J. MANTINEO, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller

CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENTS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. Day-to-day responsibilities for coordinating the Portfolio's investments resides with Seth J. Masters, the Chief Investment Officer of the Blend Investment Policy Team.


27


WEALTH APPRECIATION
STRATEGY PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                    PORTFOLIOS
                                                                                      IN FUND          OTHER
   NAME, ADDRESS,*                          PRINCIPAL                                 COMPLEX       DIRECTORSHIP
         AGE                               OCCUPATION(S)                             OVERSEEN BY       HELD BY
   (YEAR ELECTED**)                     DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                Executive Vice President of the Adviser                 108       SCB Partners, Inc.
1345 Avenue of the Americas     since prior to 2002, and Executive Managing                          and SCB, Inc.
New York, NY 10105              Director of AllianceBernstein Investments,
49                              Inc. ("ABI") since 2003; prior thereto, he
(2005)                          was head of AllianceBernstein Institutional
                                Investments, a unit of the Adviser, from
                                2001-2003. Prior thereto, Chief Executive
                                Officer of Sanford C. Bernstein & Co., LLC
                                (institutional research and brokerage arm of
                                Bernstein & Co. LLC) and its predecessor
                                since prior to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, ***   Investment adviser and an independent                   110             None
Chairman of the Board           consultant. He was formerly Senior Manager
74                              of Barrett Associates, Inc., a registered
(1990)                          investment adviser, with which he had been
                                associated since prior to 2002. He was formerly
                                Deputy Comptroller and Chief Investment
                                Officer of the State of New York and, prior
                                thereto, Chief Investment Officer of the
                                New York Bank for Savings.

David H. Dievler, #             Independent consultant. Until December 1994,            109             None
77                              he was Senior Vice President of AllianceBernstein
(1990)                          Corporation ("AB Corp.") (formerly Alliance
                                Capital Management Corporation ("ACMC"))
                                responsible for mutual fund administration. Prior
                                to joining AB Corp in 1984, he was Chief Financial
                                Officer of Eberstadt Asset Management since 1968.
                                Prior to that, he was a Senior Manager at Price
                                Waterhouse & Co. Member of American Institute of
                                Certified Public Accountants since 1953.

John H. Dobkin, #               Consultant. Formerly President of Save Venice,          108             None
65                              Inc. (preservation organization) from 2001-2002,
(1992)                          Senior Advisor from June 1999-June 2000 and
                                President of Historic Hudson Valley (historic
                                preservation) from December 1989-May 1999.
                                Previously, Director of the National Academy
                                of Design and during 1988-1992, Director and
                                Chairman of the Audit Committee of AB Corp.
                                (formerly ACMC).


28


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                              PORTFOLIOS
                                                                                IN FUND            OTHER
   NAME, ADDRESS,*                          PRINCIPAL                           COMPLEX         DIRECTORSHIP
         AGE                               OCCUPATION(S)                       OVERSEEN BY         HELD BY
   (YEAR ELECTED**)                     DURING PAST 5 YEARS                     DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #         Consultant since January 2004. Formerly               108       Asia Pacific Fund, Inc.,
63                           managing partner of Lexington Capital, LLC                        and The Merger Fund
(2005)                       (investment advisory firm) from December
                             1997 until December 2003. Prior thereto,
                             Chairman and CEO of Prudential Mutual
                             Fund Management from 1987 to 1993.

D. James Guzy, #             Chairman of the Board of PLX Technology               108         Intel Corporation
70                           (semi-conductors) and of SRC Computers Inc.,                    (semi-conductors) and
(2005)                       with which he has been associated since prior                 Cirrus Logic Corporation
                             to 2002. He is also President of the Arbor                        (semi-conductors)
                             Company (private family investments).

Nancy P. Jacklin, #          Formerly, U.S. Executive Director of the              108                None
58                           International Monetary Fund( December 2002-
(2006)                       May 2006); Partner, Clifford Chance (1992-
                             2002); Senior Counsel, International Banking
                             and Finance, and Associate General Counsel,
                             Citicorp (1985-1992); Assistant General Counsel
                             (International), Federal Reserve Board of Governors
                             (1982-1985); and Attorney Advisor, U.S.
                             Department of the Treasury (1973-1982).
                             Member of the Bar of the District of Columbia
                             and of New York; member of the Council on
                             Foreign Relations.

Marshall C. Turner, Jr., #   Principal of Turner Venture Associates since          108         The George Lucas
65                           prior to 2002. From 2003 until May 31, 2006,                   Educational Foundation;
(2005)                       he was CEO of Toppan Photomasks, Inc.,                              and National
                             Austin, Texas (semi-conductor manufacturing                         Datacast, Inc.
                             services).

Earl D. Weiner, #            Of Counsel and partner from 1976 to 2006,             107                None
67                           of the law firm Sullivan & Cromwell LLP,
(2007)                       specializing in investment management,
                             corporate and securities law; member of Task
                             Force on Fund Director's Guidebook, Federal
                             Regulation of Securities Committee.


* The address for each of the Portfolio's disinterested Directors is c/o AllianceBernstein LP, Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***  Member of the Fair Value Pricing Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


29


WEALTH APPRECIATION STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*           PRINCIPAL POSITION(S)                      PRINCIPAL OCCUPATION
     AND AGE                  HELD WITH FUND                          DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer               President and Chief         See biography above.
49                          Executive Officer

Philip L. Kirstein          Senior Vice President       Senior Vice President and Independent Compliance
61                          and Independent             Officer of the AllianceBernstein Funds, with which he
                            Compliance Officer          has been associated since October 2004. Prior thereto,
                                                        he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                        from October 2003 to October 2004, and General
                                                        Counsel of Merrill Lynch Investment Managers, L.P.
                                                        since prior to 2002 until March 2003.

Seth J. Masters             Vice President              Executive Vice President of the Adviser** and Chief
47                                                      Investment Officer of Style Blend and Core Equity
                                                        Services and head of the U.S. and Global Style Blend
                                                        teams since prior to 2002.

Emilie D. Wrapp             Secretary                   Senior Vice President, Assistant General Counsel and
51                                                      Assistant Secretary of ABI**, with which she has been
                                                        associated since prior to 2002.

Joseph J. Mantineo          Treasurer and Chief         Senior Vice President of AllianceBernstein Investor
47                          Financial Officer           Services, Inc. ("ABIS")**, with which he has been
                                                        associated since prior to 2002.

Thomas R. Manley            Controller                  Vice President of the Adviser**, with which he has
55                                                      been associated since prior to 2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at
(800)227-4618 for a free prospectus or SAI.


30


WEALTH APPRECIATION STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Wealth Appreciation Strategy Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

Information Regarding the Review and Approval of the Portfolio's Advisory Agreement

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Wealth Appreciation Strategy Portfolio.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;


31


WEALTH APPRECIATION STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. the Adviser's representation that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement. The directors noted that the Adviser had waived reimbursement payments from the Portfolio since inception in light of the expense caps currently in effect for the Portfolio.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for July 1, 2004 (inception) to December 31, 2004 and calendar year 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser's relationship with the Portfolio was not profitable to it in 2004 and 2005.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 10 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 19 to 17 funds (depending on the year) in its Lipper category selected by Lipper (the "Perfor-


33


WEALTH APPRECIATION STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

mance Universe") for periods ended April 30, 2006 over the 1-year and since inception periods (July 2004 inception). The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to a composite index (70% Standard & Poor's 500 Stock Index/30% Morgan Stanley Capital International Europe, Australasia and Far East Index) (the "Index") for periods ended April 30, 2006 over the year to date, 1-year and since inception periods. The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 4th quintile in both periods reviewed. The comparative information showed that the Portfolio outperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., equity securities). They had previously received an oral presentation from the Adviser that supplemented such information. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment style as the Portfolio for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Portfolio's investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 65 basis points was significantly lower than the Expense Group median. The directors noted that in the Portfolio's latest fiscal year, the administrative expense reimbursement of 29 basis points had been waived by the Adviser. The directors further noted that the Portfolio's total expense ratio, which had been capped by the Adviser, was somewhat higher than the Expense Group median and significantly higher than the Expense Universe median. The directors noted that the Portfolio's expense ratio was affected by its small size (approximately $38 million as of April 30, 2006). The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable.


34


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


35


WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein Wealth Appreciation Strategy Portfolio (the "Portfolio"),(2) prepared by Philip
L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolio grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                              NET ASSETS
               ADVISORY FEE BASED ON % OF      06/30/06
CATEGORY        AVERAGE DAILY NET ASSETS        ($MIL)          PORTFOLIO
-------------------------------------------------------------------------------
Blend          65 bp on 1st $2.5 billion        $34.5      Wealth Appreciation
               55 bp on next $2.5 billion                  Strategy Portfolio
               50 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                             AS A % OF AVERAGE
PORTFOLIO                                        AMOUNT      DAILY NET ASSETS
-------------------------------------------------------------------------------
Wealth Appreciation Strategy Portfolio(4)        $75,250            0.29%


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)  Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

(4)  The Adviser waived this expense reimbursement made by the Portfolio.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio's total operating expenses to the degree necessary to limit the Portfolio's expenses to the amounts set forth below during the Portfolio's first fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon 60 days written notice. The gross expense ratios of the Portfolio during the most recently completed fiscal year are also listed below.

                         EXPENSE CAP PURSUANT      GROSS
                        TO EXPENSE LIMITATION     EXPENSE
PORTFOLIO                    UNDERTAKING           RATIO      FISCAL YEAR END
-------------------------------------------------------------------------------
Wealth Appreciation        Class A   1.20%         2.45%        December 31
Strategy Portfolio         Class B   1.45%         2.70%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Wealth Appreciation Strategy, a retail mutual fund, which has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Wealth Appreciation Strategy:

                                                         ADVISORY FEE
                          ALLIANCEBERNSTEIN          BASED ON % OF AVERAGE
PORTFOLIO                    MUTUAL FUND               DAILY NET ASSETS
-------------------------------------------------------------------------------
Wealth Appreciation      Wealth Appreciation       65 bp on 1st $2.5 billion
Strategy Portfolio       Strategy                  55 bp on next $2.5 billion
                                                   50 bp on the balance

The adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis


37


WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(5)

                                          EFFECTIVE      LIPPER
                                          MANAGEMENT     GROUP
PORTFOLIO                                   FEE(6)       MEDIAN       RANK
-------------------------------------------------------------------------------
Wealth Appreciation Strategy Portfolio      0.650        0.909        2/10

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(7) and Lipper Expense Universe.(8) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                         EXPENSE    LIPPER     LIPPER     LIPPER      LIPPER
                          RATIO     GROUP      GROUP     UNIVERSE    UNIVERSE
PORTFOLIO                (%)(9)    MEDIAN(%)    RANK     MEDIAN(%)     RANK
-------------------------------------------------------------------------------
Wealth Appreciation
Strategy Portfolio       1.200      1.119       8/10      0.990       14/17

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser did not earn a profit during calendar years 2005 and 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.


(5) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(6) The effective management fee rate for the Portfolio would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. As previously mentioned, for the most recently completed fiscal year, the Adviser waived such payment. In addition, the effective management fee does not reflect any fee waivers or expense reimbursements for expense caps that effectively reduced the contractual fee rate.

(7) Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(8) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(9)  Most recently completed fiscal year Class A share total expense ratio.


38


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. ("ABI"), the Portfolio's distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

PORTFOLIO                                              12B-1 FEES RECEIVED
-------------------------------------------------------------------------------
Wealth Appreciation Strategy Portfolio                       $49,066

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

PORTFOLIO                                             ADVISER PAYMENT TO ABI
-------------------------------------------------------------------------------
Wealth Appreciation Strategy Portfolio                       $52,275

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $794 from the Portfolio.(10)

The Portfolio effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolio's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Portfolio is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


(10) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.


39


WEALTH APPRECIATION STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, which was prepared by Lipper, shows the 1 year performance ranking of the Portfolio(11) relative to its Lipper Performance Group(12) and Lipper Performance Universe(13) for the periods ended April 30, 2006:

WEALTH APPRECIATION STRATEGY PORTFOLIO         GROUP          UNIVERSE
-------------------------------------------------------------------------------
1 year                                         7/10            15/19

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)(14) versus its benchmarks:(15)

                                                 PERIODS ENDING APRIL 30, 2006
                                                    ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                                       1          SINCE
PORTFOLIO                                             YEAR      INCEPTION
-------------------------------------------------------------------------------
WEALTH APPRECIATION STRATEGY PORTFOLIO               22.20        17.15
S&P 500 Stock Index                                  11.72        12.22
MSCI EAFE Index (Net)                                24.41        26.33
70% S&P 500 Index / 30% MSCI EAFE Index (Net)        15.53        16.45

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


(11)  The performance rankings are for the Class A shares of the Portfolio.

(12)  The Lipper Performance Group is identical to the Lipper Expense Group.

(13) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(14)  The performance returns shown are for the Class A shares of the Portfolio.

(15) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.


40


                      (This page left intentionally blank.)





-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2006


> ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended
June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call
AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




GLOBAL RESEARCH GROWTH
PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

LETTER TO INVESTORS

February 12, 2007

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Research Growth Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio's investment objective is long-term growth of capital. The Portfolio invests primarily in a global portfolio of equity securities of companies within various market sectors selected by AllianceBernstein for their growth potential. Examples of the types of market sectors into which AllianceBernstein may invest the Portfolio's assets include, but are not limited to, communications and information technology, health care, financial services, infrastructure, energy and consumer growth. AllianceBernstein allocates the Portfolio's investments among selected market sectors based on its assessment of both current and forecasted economic and investment conditions. As these conditions change, AllianceBernstein may vary the percentage allocation to each sector. AllianceBernstein may, on occasion, change the market sectors into which the Portfolio's assets will be invested as a sector's growth potential matures and new trends for growth emerge. The Portfolio normally invests in the equity securities of companies located in at least three countries (and normally substantially more), one of which may be the United States.

The Portfolio may invest in depositary receipts, including ADRs, EDRs, GDRs or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities which they represent. The Portfolio also may invest in synthetic foreign equity securities, referred to as "local access products," "participation notes" or "low exercise price warrants."

INVESTMENT RESULTS

The table on page 4 shows the Portfolio's performance compared to its benchmark, the MSCI World Index, for the one-year period ended December 31, 2006, and since the Portfolio's inception on May 2, 2005.

The Portfolio underperformed its benchmark during the one-year period ended December 31, 2006. Most of the Portfolio's underperformance can be attributed to adverse sector selection. Stock selection, however, also made a negative contribution to Portfolio performance.

During the annual period under review, growth stocks underperformed the overall stock market; this underperformance created a challenging environment for a growth-oriented fund. On the sector level, underweighted positions in utilities and telecommunications companies made a negative contribution to the Portfolio's performance during a period when those sectors performed well. An overweighted position in health care and technology stocks also made a negative contribution to performance. Stock selection in the energy sector made a notable positive contribution to performance. This was more than offset, however, by negative stock selection in other sectors. Stock selection in the health care and technology sectors was notably unfavorable. On a country level, an overweighted position in China affected the Portfolio's performance positively, as did stock selection in the United Kingdom. Stock selection in the United States, however, had a notable negative impact on performance.

MARKET REVIEW AND INVESTMENT STRATEGY

During the one-year period ended December 31, 2006, global markets performed quite well. Most of the gains occurred during the last six months of the year. The markets started the year very strongly, and then sold off sharply beginning in early May, as investors appeared to become more worried about the prospects for economic growth. By late July, however, investors appeared to regain confidence, and the markets advanced steadily for the rest of 2006. As noted earlier, the environment was less favorable for growth stocks than for the overall market. The unfavorable performance of growth-oriented stocks was somewhat contrary to the Portfolio management team's (the "team's") expectations, since it was believed narrower valuation spreads would tend to make the market environment more favorable for stocks with superior growth characteristics.

The team made several notable changes in sector weights during the annual period. The Portfolio's exposure to the financial sector was increased from a modest underweight to a modest overweight. The Portfolio has a large overweight in companies with exposure to the capital markets, and has an underweight in commercial banks. The team also reduced the Portfolio's exposure to the energy and natural resources area from an overweight to approximately a market weight. The reduction in expo-


1


GLOBAL RESEARCH GROWTH
PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

sure was partly a result of the team's opinion that the Portfolio had achieved reasonable profits in certain stocks, and partly a result of a general thesis that the current environment supported a reduction in exposure to energy and natural resources stocks. The team has made a significant reduction in the Portfolio's exposure to the oil service industry, but it still remains overweighted relative to the benchmark.


2


GLOBAL RESEARCH GROWTH PORTFOLIO
HISTORICAL PERFORMANCE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE SHOWN ON THE FOLLOWING PAGE REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. PLEASE CONTACT YOUR FINANCIAL ADVISOR OR INSURANCE AGENT REPRESENTATIVE AT YOUR FINANCIAL INSTITUTION TO OBTAIN PORTFOLIO PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE PORTFOLIO CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE PORTFOLIO'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, CALL YOUR FINANCIAL ADVISOR OR 800.984.7654. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE PORTFOLIO'S QUOTED PERFORMANCE WOULD BE LOWER. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED MSCI WORLD INDEX DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. Investors cannot invest directly in an index and its results are not indicative of the performance for any specific investment, including the Portfolio.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties.

A WORD ABOUT RISK

The Portfolio concentrates its investments in a limited number of industry sectors and issues, and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Portfolio may invest a significant portion of its assets in foreign securities including those in emerging markets, which can be more volatile than U.S. securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, it may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. THERE ARE ADDITIONAL FEES AND EXPENSES ASSOCIATED WITH ALL VARIABLE PRODUCTS. THESE FEES CAN INCLUDE MORTALITY AND EXPENSE RISK CHARGES, ADMINISTRATIVE CHARGES, AND OTHER CHARGES THAT CAN SIGNIFICANTLY REDUCE INVESTMENT RETURNS. THOSE FEES AND EXPENSES ARE NOT REFLECTED IN THIS ANNUAL REPORT. YOU SHOULD CONSULT YOUR VARIABLE PRODUCTS PROSPECTUS FOR A DESCRIPTION OF THOSE FEES AND EXPENSES AND SPEAK TO YOUR INSURANCE AGENT OR FINANCIAL REPRESENTATIVE IF YOU HAVE ANY QUESTIONS. YOU SHOULD READ THE PROSPECTUS BEFORE INVESTING OR SENDING MONEY.


(Historical Performance continued on next page)


3


GLOBAL RESEARCH GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                            RETURNS
THE PORTFOLIO VS. ITS BENCHMARK               ---------------------------------
PERIOD ENDED DECEMBER 31, 2006                    1 YEAR    SINCE INCEPTION*
-------------------------------------------------------------------------------
AllianceBernstein Global Research Growth
  Portfolio Class A                               15.04%         22.02%

AllianceBernstein Global Research Growth
  Portfolio Class B                               14.73%         21.71%

MSCI World Index                                  20.07%         20.13%

*  Since inception of the Portfolio's Class A and Class B shares on 5/2/05.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO CLASS A
GROWTH OF A $10,000 INVESTMENT
5/2/05* - 12/31/06

ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO CLASS A: $13,931 MSCI WORLD INDEX: $13,562

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                            AllianceBernstein
                          Global Research Growth
                            Portfolio Class A          MSCI World Index
-------------------------------------------------------------------------------
         5/2/05*                $ 10,000                   $ 10,000
       12/31/05                 $ 12,110                   $ 11,295
       12/31/06                 $ 13,931                   $ 13,562

*  Since inception of the Portfolio's Class A shares on 5/2/05.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Research Growth Portfolio Class A shares (from 5/2/05* to 12/31/06) as compared to the performance of the Portfolio's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.


SEE HISTORICAL PERFORMANCE AND BENCHMARK DISCLOSURES ON PREVIOUS PAGE.


4


GLOBAL RESEARCH GROWTH PORTFOLIO
FUND EXPENSES

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of each class' table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each class' table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class' table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                     BEGINNING              ENDING
GLOBAL RESEARCH                    ACCOUNT VALUE        ACCOUNT VALUE       EXPENSES PAID        ANNUALIZED
GROWTH PORTFOLIO                   JULY 1, 2006       DECEMBER 31, 2006     DURING PERIOD*     EXPENSE RATIO*
-----------------------------------------------------------------------------------------------------------------
CLASS A
Actual                                 $1,000             $1,110.21              $6.38              1.20%
Hypothetical (5% return before
  expenses)                            $1,000             $1,019.16              $6.11              1.20%

CLASS B
Actual                                 $1,000             $1,108.95              $7.71              1.45%
Hypothetical (5% return before
  expenses)                            $1,000             $1,017.90              $7.38              1.45%


* Expenses are equal to each classes' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


5


GLOBAL RESEARCH GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Credit Suisse Group                             $     432,600           3.4%
American International Group, Inc.                    372,632           2.9
Citigroup, Inc.                                       372,076           2.9
Mitsubishi UFJ Financial Group, Inc.                  297,739           2.4
UBS AG                                                285,644           2.3
Halliburton Co.                                       273,240           2.2
Nomura Holdings, Inc.                                 258,447           2.0
Procter & Gamble Co.                                  237,799           1.9
JPMorgan Chase & Co.                                  222,180           1.8
UniCredito Italiano SpA                               221,445           1.7
                                                -------------         ------
                                                $   2,973,802          23.5%

SECTOR DIVERSIFICATION
DECEMBER 31, 2006
                                                                    PERCENT OF
SECTOR                                           U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
Finance                                         $   3,459,164          27.4%
Health Care                                         1,551,639          12.3
Technology                                          1,406,669          11.1
Consumer Services                                   1,037,775           8.2
Energy                                              1,009,835           8.0
Basic Industry                                        962,062           7.6
Consumer Staples                                      848,635           6.7
Consumer Manufacturing                                667,181           5.3
Capital Goods                                         622,234           4.9
Aerospace & Defense                                   159,649           1.3
Multi-Industry Companies                              154,603           1.2
Utilities                                              67,296           0.5
                                                -------------         ------
Total Investments*                                 11,946,742          94.5
Cash and receivables, net of liabilities              697,167           5.5
                                                -------------         ------
Net Assets                                      $  12,643,909         100.0%


*  Excludes short-term investments.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


6


GLOBAL RESEARCH GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COUNTRY                                          U.S. $ VALUE       NET ASSETS
-------------------------------------------------------------------------------
United States                                   $   6,136,122          48.5%
Switzerland                                         1,417,382          11.2
Japan                                               1,311,221          10.4
United Kingdom                                        766,030           6.1
France                                                332,749           2.6
Brazil                                                329,492           2.6
Bermuda                                               277,110           2.2
Italy                                                 244,438           1.9
Australia                                             201,989           1.6
China                                                 186,300           1.5
Taiwan                                                139,977           1.1
Mexico                                                 90,440           0.7
Other*                                                513,492           4.1
                                                -------------         ------
Total Investments**                                11,946,742          94.5
Cash and receivables, net of liabilities              697,167           5.5
                                                -------------         ------
Net Assets                                      $  12,643,909         100.0%


* The Portfolio's country breakdown is expressed as a percentage of total net assets and may vary over time. "Other" represents less than 0.7% weightings in the following countries: Germany, Greece, India, Ireland, Israel, Netherlands, Russia, South Korea, Spain and Sweden.

**  Excludes short-term investments.


7


GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________


COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------

COMMON STOCKS-94.5%

FINANCE-27.4%
BANKING - MONEY CENTER-9.8%
Credit Suisse Group                                     6,205     $     432,600
JPMorgan Chase & Co.                                    4,600           222,180
Mitsubishi UFJ Financial Group, Inc.                       24           297,739
UBS AG                                                  4,720           285,644
                                                                  -------------
                                                                      1,238,163
BANKING - REGIONAL-2.5%
Macquarie Bank Ltd.                                     1,514            94,104
UniCredito Italiano SpA                                25,332           221,445
                                                                  -------------
                                                                        315,549
BROKERAGE & MONEY MANAGEMENT-6.2%
Banco Itau Holding Financeira SA                        1,900            68,832
Franklin Resources, Inc.                                  900            99,153
Janus Capital Group, Inc.                               5,800           125,222
Legg Mason, Inc.                                        1,200           114,060
Merrill Lynch & Co., Inc.                               1,300           121,030
Nomura Holdings, Inc.                                  13,700           258,447
                                                                  -------------
                                                                        786,744
INSURANCE-5.0%
American International Group, Inc.                      5,200           372,632
Axis Capital Holdings Ltd.                                800            26,696
QBE Insurance Group, Ltd.                               4,755           107,885
Swiss Reinsurance                                       1,385           117,380
                                                                  -------------
                                                                        624,593
MISCELLANEOUS-3.9%
Chicago Mercantile Exchange Holdings, Inc. -
  Class A                                                 125            63,719
Citigroup, Inc.                                         6,680           372,076
NYSE Group, Inc. (a)                                      600            58,320
                                                                  -------------
                                                                        494,115
                                                                  -------------
                                                                      3,459,164
HEALTH CARE-12.3%
BIOTECHNOLOGY-1.5%
Genentech, Inc. (a)                                     1,200            97,356
Gilead Sciences, Inc. (a)                               1,100            71,423
Medimmune, Inc. (a)                                       500            16,185
                                                                  -------------
                                                                        184,964
DRUGS-6.0%
Allergan, Inc.                                            600            71,844
AstraZeneca PLC (ADR)                                     300            16,065
Eli Lilly & Co.                                         1,000            52,100
Merck & Co., Inc.                                       3,300           143,880
Novartis AG                                             1,244            71,463
Ranbaxy Laboratories Ltd. (GDR)                         1,043             9,233
Roche Holding AG                                          694           124,166
Sanofi-Aventis                                            643            59,285
Shionogi & Co., Ltd.                                    2,000            39,278
Takeda Pharmaceutical Co., Ltd.                           600            41,122
Teva Pharmaceutical Industries Ltd. (ADR)               2,100            65,268
Wyeth                                                   1,200            61,104
                                                                  -------------
                                                                        754,808
MEDICAL PRODUCTS-1.7%
Alcon, Inc.                                               850            95,004
Becton Dickinson & Co.                                    700            49,105
Nobel Biocare Holding AG                                  257            75,807
                                                                  -------------
                                                                        219,916
MEDICAL SERVICES-3.1%
Laboratory Corp. of America Holdings (a)                  500            36,735
Medco Health Solutions, Inc. (a)                          700            37,408
UnitedHealth Group, Inc.                                2,400           128,952
WellPoint, Inc. (a)                                     2,400           188,856
                                                                  -------------
                                                                        391,951
                                                                  -------------
                                                                      1,551,639
TECHNOLOGY-11.1%
COMMUNICATION EQUIPMENT-1.8%
Cisco Systems, Inc. (a)                                 5,045           137,880
Juniper Networks, Inc. (a)                              2,000            37,880
QUALCOMM, Inc.                                          1,200            45,348
                                                                  -------------
                                                                        221,108
COMPUTER HARDWARE/STORAGE-1.8%
Apple Computer, Inc. (a)                                1,000            84,840
High Tech Computer Corp.                                1,200            23,668
NEC Corp.                                               4,000            19,181
Sun Microsystems, Inc. (a)                             17,533            95,029
                                                                  -------------
                                                                        222,718
COMPUTER PERIPHERALS-0.3%
Network Appliance, Inc. (a)                             1,100            43,208


8


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
COMPUTER SERVICES-0.8%
CapGemini, SA                                             551     $      34,473
Fiserv, Inc. (a)                                          500            26,210
Infosys Technologies Ltd. (ADR)                           800            43,648
                                                                  -------------
                                                                        104,331
CONTRACT MANUFACTURING-0.3%
HON HAI Precision Industry Co. Ltd. (GDR) (b)           2,359            33,664

ELECTRONIC COMPONENTS-0.1%
AU Optronics Corp.                                     11,330            15,604

INTERNET INFRASTRUCTURE-0.5%
Akamai Technologies, Inc. (a)                             800            42,496
Fastweb                                                   403            22,993
                                                                  -------------
                                                                         65,489
INTERNET MEDIA-0.9%
Google, Inc.-Class A (a)                                  253           116,501

MISCELLANEOUS-1.0%
Canon, Inc.                                             1,450            81,635
Hoya Corp.                                              1,100            42,875
                                                                  -------------
                                                                        124,510
SEMICONDUCTOR CAPITAL EQUIPMENT-0.2%
ASML Holding NV (a)                                     1,207            29,787

SEMICONDUCTOR COMPONENTS-1.1%
Advanced Semiconductor Engineering, Inc. (a)           17,000            19,085
Broadcom Corp. - Class A (a)                              650            21,002
Novatek Microelectronics Ltd.                           5,000            22,521
NVIDIA Corp. (a)                                        1,100            40,711
Samsung Electronics Co. Ltd.                               19            12,464
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)      2,327            25,434
                                                                  -------------
                                                                        141,217
SOFTWARE-2.3%
Adobe Systems, Inc. (a)                                   900            37,008
Citrix Systems, Inc. (a)                                  600            16,230
Microsoft Corp.                                         4,500           134,370
Oracle Corp. (a)                                        3,100            53,134
SAP AG (ADR)                                              900            47,790
                                                                  -------------
                                                                        288,532
                                                                  -------------
                                                                      1,406,669
CONSUMER SERVICES-8.2%
ADVERTISING-0.2%
Monster Worldwide, Inc. (a)                               400            18,656

AIRLINES-0.5%
easyJet PLC (a)                                         5,698            68,390

BROADCASTING & CABLE-1.5%
Comcast Corp.-Class A (a)                               2,500           105,825
Societe Television Francaise 1                          2,142            79,379
                                                                  -------------
                                                                        185,204
CELLULAR COMMUNICATIONS-0.9%
America Movil SA de CV Series L (ADR)                   2,000            90,440
China Mobile Ltd.                                       2,500            21,550
                                                                  -------------
                                                                        111,990
ENTERTAINMENT & LEISURE-0.1%
OPAP, SA                                                  377            14,559

MISCELLANEOUS-0.2%
Electronic Arts, Inc. (a)                                 500            25,180

RESTAURANTS & LODGING-2.4%
Accor, SA                                                 973            75,238
Ctrip.com International Ltd. (ADR)                        300            18,744
Hilton Hotels Corp.                                     3,600           125,640
Punch Taverns PLC                                       3,588            89,717
                                                                  -------------
                                                                        309,339
RETAIL - GENERAL MERCHANDISE-2.4%
Best Buy Co., Inc.                                      1,400            68,866
Kohl's Corp. (a)                                        1,200            82,116
Marks & Spencer Group PLC                               4,031            56,490
Target Corp.                                            1,700            96,985
                                                                  -------------
                                                                        304,457
                                                                  -------------
                                                                      1,037,775
ENERGY-8.0%
DOMESTIC PRODUCERS-1.6%
Noble Energy, Inc.                                      4,176           204,916

INTERNATIONAL-1.2%
Lukoil (ADR)                                              792            69,657
Petroleo Brasileiro SA (ADR) (c)                          900            84,132
                                                                  -------------
                                                                        153,789


9


GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                                SHARES      U.S. $ VALUE
-------------------------------------------------------------------------------
OIL SERVICE-5.2%
BJ Services Co.                                         3,600     $     105,552
GlobalSantaFe Corp.                                     2,100           123,438
Halliburton Co.                                         8,800           273,240
Nabors Industries Ltd. (a)                              5,000           148,900
                                                                  -------------
                                                                        651,130
                                                                  -------------
                                                                      1,009,835
BASIC INDUSTRY-7.6%
CHEMICALS-2.0%
Air Products & Chemicals, Inc.                          2,100           147,588
Hitachi Chemical Co., Ltd.                              3,700           101,957
                                                                  -------------
                                                                        249,545
MINING & METALS-5.6%
China Shenhua Energy Co. Ltd. - Class H                59,500           143,041
Cia Vale do Rio Doce (ADR)                              4,700           139,778
Cia Vale do Rio Doce (Sponsored) (ADR)                  1,400            36,750
JSC MMC Norilsk Nickel (ADR)                              416            65,312
Rio Tinto PLC                                           3,173           168,157
Xstrata PLC                                             3,205           159,479
                                                                  -------------
                                                                        712,517
                                                                  -------------
                                                                        962,062
CONSUMER STAPLES-6.7%
BEVERAGES-0.7%
SABMiller PLC                                           3,870            88,860

FOOD-2.0%
Hershey Co.                                             1,000            49,800
Nestle, SA                                                323           114,570
WM Wrigley Jr Co.                                       1,825            94,389
                                                                  -------------
                                                                        258,759
HOUSEHOLD PRODUCTS-1.9%
Procter & Gamble Co.                                    3,700           237,799

TOBACCO-2.1%
Altria Group, Inc.                                      2,300           197,386
British American Tobacco PLC                            2,351            65,831
                                                                  -------------
                                                                        263,217
                                                                  -------------
                                                                        848,635
CONSUMER MANUFACTURING-5.3%
AUTO & RELATED-2.3%
Denso Corp.                                             1,300            51,546
Honda Motor Co. Ltd.                                    1,500            59,204
Toyota Motor Corp.                                      2,600           174,010
                                                                  -------------
                                                                        284,760
BUILDING & RELATED-2.2%
American Standard Cos, Inc.                             1,200            55,020
China Communications Construction Co. Ltd. -
  Class H (a)                                           3,000             2,966
CRH PLC                                                 1,702            70,768
Daiwa House Industry Co., Ltd.                          2,000            34,660
Pulte Homes, Inc.                                       1,000            33,120
Vinci, SA                                                 662            84,373
                                                                  -------------
                                                                        280,907
MISCELLANEOUS-0.8%
Bunge, Ltd.                                             1,400           101,514
                                                                  -------------
                                                                        667,181
CAPITAL GOODS-4.9%
ELECTRICAL EQUIPMENT-1.2%
Atlas Copco AB - Class A                                1,906            63,818
Emerson Electric Co.                                    2,200            96,998
                                                                  -------------
                                                                        160,816
ENGINEERING & CONSTRUCTION-1.3%
ABB Ltd.                                                5,626           100,748
Fluor Corp.                                               700            57,155
                                                                  -------------
                                                                        157,903
MISCELLANEOUS-2.4%
General Electric Co.                                    5,200           193,492
Nitto Denko Corp.                                         200             9,991
United Technologies Corp.                               1,600           100,032
                                                                  -------------
                                                                        303,515
                                                                  -------------
                                                                        622,234
AEROSPACE & DEFENSE-1.3%
AEROSPACE-1.3%
BAE Systems PLC                                         6,380            53,041
Boeing Co.                                              1,200           106,608
                                                                  -------------
                                                                        159,649
MULTI-INDUSTRY COMPANIES-1.2%
MULTI-INDUSTRY COMPANIES-1.2%
Danaher Corp.                                           1,100            79,684
Mitsui & Co., Ltd.                                      5,000            74,919
                                                                  -------------
                                                                        154,603


10


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                    SHARES OR
                                                    PRINCIPAL
                                                       AMOUNT
                                                         (000)     U.S. $ VALUE
-------------------------------------------------------------------------------
UTILITIES-0.5%
TELEPHONE UTILITY-0.5%
AT&T, Inc.                                                600     $      21,450
Nippon Telegraph & Telephone Corp.                          5            24,658
Telefonica SA                                             998            21,188
                                                                  -------------
                                                                         67,296
Total Common Stocks
  (cost $10,010,913)                                                 11,946,742

SHORT-TERM INVESTMENT-4.3%
TIME DEPOSIT-4.3%
The Bank of New York
  4.25%, 1/02/07
  (cost $551,000)                                        $551           551,000

TOTAL INVESTMENTS-98.8%
  (cost $10,561,913)                                                 12,497,742
Other assets less liabilities-1.2%                                      146,167

NET ASSETS-100.0%                                                 $  12,643,909


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of The Securities Exchange Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006 the market value of this security amounted to $33,664 or 0.3% of net assets.

(c)  Each share represents four preferred shares.

Glossary:

ADR - American Depositary Receipt

GDR - Global Depositary Reciept

See Notes to Financial Statements.


11


GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $10,561,913)          $  12,497,742
  Cash                                                                      391
  Foreign cash, at value (cost $181,541)                                185,469
  Receivable for capital stock sold                                     123,342
  Receivable due from Adviser                                            22,607
  Dividends and interest receivable                                      15,263
  Total assets                                                       12,844,814

LIABILITIES
  Payable for investment securities purchased                           136,622
  Custodian fee payable                                                  51,531
  Distribution fee payable                                                2,564
  Transfer Agent fee payable                                                 65
  Payable for capital stock redeemed                                         26
  Accrued expenses                                                       10,097
  Total liabilities                                                     200,905

NET ASSETS                                                        $  12,643,909

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $         927
  Additional paid-in capital                                         10,333,169
  Undistributed net investment income                                    12,955
  Accumulated net realized gain on investment and foreign
    currency transactions                                               356,979
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                       1,939,879
                                                                  $  12,643,909

NET ASSET VALUE PER SHARE--1 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.001 PAR VALUE

                                         SHARES         NET ASSET
CLASS               NET ASSETS        OUTSTANDING         VALUE
------------------------------------------------------------------------
A                  $   139,288            10,169         $13.70
B                  $12,504,621           916,751         $13.64


See Notes to Financial Statements.


12


GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $7,920)             $     142,726
  Interest                                                               11,138
  Total investment income                                               153,864

EXPENSES
  Advisory fee                                                           72,351
  Distribution fee--Class B                                              23,795
  Transfer agency--Class A                                                   36
  Transfer agency--Class B                                                2,811
  Custodian                                                             205,913
  Administrative                                                         86,750
  Audit                                                                  37,500
  Printing                                                               15,318
  Legal                                                                   6,783
  Directors' fees                                                         1,400
  Miscellaneous                                                           8,652
  Total expenses                                                        461,309
  Less: expenses waived and reimbursed by the Adviser
    (see Note B)                                                       (321,758)
  Net expenses                                                          139,551
  Net investment income                                                  14,313

REALIZED AND UNREALIZED GAIN ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on:
    Investment transactions                                             359,090
    Foreign currency transactions                                           178
  Net change in unrealized appreciation/depreciation of:
    Investments                                                         972,257
    Foreign currency denominated assets and liabilities                   5,246
  Net gain on investment and foreign currency transactions            1,336,771

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $   1,351,084


See Notes to Financial Statements.


13


GLOBAL RESEARCH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                  MAY 2, 2005(a)
                                                   YEAR ENDED           TO
                                                  DECEMBER 31,     DECEMBER 31,
                                                      2006             2005
                                                --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment gain (loss)                    $       14,313   $       (5,366)
  Net realized gain on investment and
    foreign currency transactions                      359,268          152,865
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign currency
    denominated assets and liabilities                 977,503          962,376
  Net increase in net assets from
    operations                                       1,351,084        1,109,875

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain on investment
    and foreign currency transactions
    Class A                                             (2,040)              -0-
    Class B                                           (149,106)              -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                       4,259,482        6,074,614
  Total increase                                     5,459,420        7,184,489

NET ASSETS
  Beginning of period                                7,184,489               -0-
  End of period (including undistributed
    net investment income and net
    investment loss of $12,955 and
    ($1,536), respectively)                     $   12,643,909   $    7,184,489


(a)  Commencement of operations.

See Notes to Financial Statements.


14


GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

The AllianceBernstein Global Research Growth Portfolio (the "Portfolio") is a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers twenty-three separately managed pools of assets which have differing investment objectives and policies. The Portfolio commenced operations on May 2, 2005. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


15


GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. For the year ended December 31, 2006, the Adviser waived fees in the amount of $235,008.


16


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. Due to the Adviser's agreement to limit total operating expenses as described above, the Adviser waived reimbursement for such services in the amount of $86,750 for the year ended December 31, 2006.

Brokerage commissions paid on investment transactions for the year ended December 31, 2006, amounted to $22,001, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $783 for the year ended December 31, 2006.

NOTE C: DISTRIBUTION PLAN

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D: INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2006, were as follows:

                                                   PURCHASES          SALES
                                                --------------   --------------
Investment securities
  (excluding U.S. government securities)        $    9,821,449   $    5,989,999
U.S. government securities                                  -0-              -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                             $   10,574,701
Gross unrealized appreciation                                    $    2,001,899
Gross unrealized depreciation                                           (78,858)
Net unrealized appreciation                                      $    1,923,041

1. FINANCIAL FUTURES CONTRACTS

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.


17


GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD CURRENCY EXCHANGE CONTRACTS

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio's selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 2006, the Portfolio had no transactions in written options.


18


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                SHARES                       AMOUNT
                     --------------------------  ------------------------------
                                       MAY 2,                        MAY 2,
                      YEAR ENDED    2005(a) TO     YEAR ENDED      2005(a) TO
                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold                   -0-       10,000    $         38    $    100,000
Shares issued
  in reinvestment
  of distributions           169            -0-          2,040              -0-
Net increase                 169        10,000    $      2,078    $    100,000

CLASS B
Shares sold              361,383       584,843    $  4,621,694    $  5,980,435
Shares issued
  in reinvestment
  of distributions        12,384            -0-        149,106              -0-
Shares redeemed          (41,356)         (503)       (513,396)         (5,821)
Net increase             332,411       584,340    $  4,257,404    $  5,974,614

(a)  Commencement of operations.

NOTE F: RISKS INVOLVED IN INVESTING IN THE PORTFOLIO

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2006.

NOTE H: COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)

As of December 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                  $    197,231
Undistributed long-term capital gains                               186,829
Accumulated capital and other losses                                 (1,338)(a)
Unrealized appreciation/(depreciation)                            1,927,091(b)
Total accumulated earnings/(deficit)                           $  2,309,813

(a) Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2006, the Portfolio deferred until January 1, 2007, post-October capital losses of $1,338.

(b) The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


19


GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee with respect to certain AllianceBernstein funds.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser


20


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


21


GLOBAL RESEARCH GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 must be incorporated no later than the last day on which a NAV is calculated preceding the Portfolio's 2007 semi-annual report. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


22


GLOBAL RESEARCH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CLASS A
                                                     -----------------------
                                                        YEAR         MAY 2,
                                                       ENDED      2005(a) TO
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2006         2005
                                                     ----------   ----------
Net asset value, beginning of period                   $12.11       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                              .05          .01
Net realized and unrealized gain on investment
  and foreign currency transactions                      1.74         2.10
Net increase in net asset value from operations          1.79         2.11

LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
  and foreign currency transactions                      (.20)          -0-
Net asset value, end of period                         $13.70       $12.11

TOTAL RETURN
Total investment return based on net asset
  value (d)                                             15.04%       21.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                $139         $121
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements            1.20%(e)     1.20%(f)
  Expenses, before waivers and reimbursements            4.61%(e)     7.47%(f)
  Net investment income (c)                               .41%(e)      .13%(f)
Portfolio turnover rate                                    64%          43%


See footnote summary on page 24.


23


GLOBAL RESEARCH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CLASS B
                                                     -----------------------
                                                       YEAR          MAY 2,
                                                       ENDED      2005(a) TO
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2006         2005
                                                     ----------   ----------
Net asset value, beginning of period                   $12.09       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)(c)                       .02         (.01)
Net realized and unrealized gain on investment
  and foreign currency transactions                      1.73         2.10
Net increase in net asset value from operations          1.75         2.09

LESS: DISTRIBUTIONS
Distributions from net realized gain on investment
  and foreign currency transactions                      (.20)          -0-
Net asset value, end of period                         $13.64       $12.09

TOTAL RETURN
Total investment return based on net asset
  value (d)                                             14.73%       20.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $12,505       $7,063
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements            1.45%(e)     1.45%(f)
  Expenses, before waivers and reimbursements            4.78%(e)     7.73%(f)
  Net investment income (loss) (c)                        .14%(e)     (.14)%(f)
Portfolio turnover rate                                    64%          43%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived and reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)  The ratio includes expenses attributable to costs of proxy solicitation.

(f)  Annualized.


24


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of the AllianceBernstein Global Research Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. (the "Portfolio"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended and statements of changes in net assets and the financial highlights for the year then ended and for the period from May 2, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Research Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from May 2, 2005 (commencement of operations) to December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 12, 2007


TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

For corporate shareholders, 19.12% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2006 qualifies for the corporate dividends received deduction.


25


GLOBAL RESEARCH
GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
NANCY P. JACKLIN(1)
MARSHALL C. TURNER, JR.(1)
EARL D. WEINER(1)

OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer NORMAN M. FIDEL(2), Vice President
SCOTT MCELROY(2), Vice President
SIOBHAN MCMANUS, Vice President
DANIEL NORDBY, Vice President
PAUL C. RISSMAN, Vice President
THOMAS A SCHMITT(2), Vice President
JANE E. SCHNEIROV(2), Vice President
FRANCIS X. SUOZZO(2), Vice President
CHRISTOPHER M. TOUB, Vice President
JANET A. WALSH(2), Vice President
EMILIE D. WRAPP, Secretary
JOSEPH J. MANTINEO, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller

CUSTODIAN

THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENTS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free 1-(800) 221-5672


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The management of and investment decisions for the Portfolio's portfolio are made by the Adviser's Global Research Growth research sector heads with oversight by the Adviser's Global Research Growth Portfolio Oversight Group. Mr. Norman M. Fidel, Mr. Scott E. McElroy, Mr. Thomas A. Schmitt, Ms. Jane E. Schneirov, Mr. Francis X. Suozzo and Ms. Janet A. Walsh are the research sector heads with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


26


GLOBAL RESEARCH
GROWTH PORTFOLIO

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND          OTHER
   NAME, ADDRESS*,                            PRINCIPAL                                COMPLEX       DIRECTORSHIP
        AGE                                 OCCUPATION(S)                            OVERSEEN BY        HELD BY
  (YEAR ELECTED**)                       DURING PAST 5 YEARS                           DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                Executive Vice President of the Adviser                 108      SCB Partners, Inc.
1345 Avenue of the Americas     since prior to 2002, and Executive Managing                         and SCB, Inc.
New York, NY 10105              Director of AllianceBernstein Investments,
49                              Inc. ("ABI") since 2003; prior thereto, he
(2005)                          was head of AllianceBernstein Institutional
                                Investments, a unit of the Adviser, from
                                2001-2003. Prior thereto, Chief Executive
                                Officer of Sanford C. Bernstein & Co., LLC
                                (institutional research and brokerage arm of
                                Bernstein & Co. LLC) and its predecessor
                                since prior to 2002.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #        Investment adviser and an independent                   110             None
Chairman of the Board           consultant. He was formerly Senior Manager
74                              of Barrett Associates, Inc., a registered
(1990)                          investment adviser, with which he had been
                                associated since prior to 2002. He was formerly
                                Deputy Comptroller and Chief Investment
                                Officer of the State of New York and, prior
                                thereto, Chief Investment Officer of the
                                New York Bank for Savings.

David H. Dievler, #             Independent consultant. Until December                  109             None
77                              1994, he was Senior Vice President of
(1990)                          AllianceBernstein Corporation ("AB Corp.",
                                formerly Alliance Capital Management
                                Corporation ("ACMC")) responsible for
                                mutual fund administration. Prior to joining
                                AB Corp in 1984, he was Chief Financial
                                Officer of Eberstadt Asset Management since
                                1968. Prior to that, he was a Senior Manager
                                at Price Waterhouse & Co. Member of
                                American Institute of Certified Public
                                Accountants since 1953.

John H. Dobkin, #               Consultant. Formerly President of Save Venice,          108             None
65                              Inc. (preservation organization) from 2001-
(1992)                          2002, Senior Advisor from June 1999-June
                                2000 and President of Historic Hudson Valley
                                (historic preservation) from December 1989-
                                May 1999. Previously, Director of the National
                                Academy of Design and during 1988-1992,
                                Director and Chairman of the Audit Committee
                                of AB Corp.(formerly ACMC).


27


GLOBAL RESEARCH GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                                  PORTFOLIOS
                                                                                    IN FUND          OTHER
   NAME, ADDRESS*,                            PRINCIPAL                             COMPLEX       DIRECTORSHIP
        AGE                                 OCCUPATION(S)                         OVERSEEN BY        HELD BY
  (YEAR ELECTED**)                       DURING PAST 5 YEARS                        DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(CONTINUED)

Michael J. Downey, #         Consultant since January 2004. Formerly                 108     Asia Pacific Fund, Inc.,
63                           managing partner of Lexington Capital, LLC                       and The Merger Fund
(2005)                       (investment advisory firm) from December
                             1997 until December 2003. Prior thereto,
                             Chairman and CEO of Prudential Mutual
                             Fund Management from 1987 to 1993.

D. James Guzy, #             Chairman of the Board of PLX Technology                 108       Intel Corporation
70                           (semi-conductors) and of SRC Computers Inc.,                    (semi-conductors) and
(2005)                       with which he has been associated since prior to               Cirrus Logic Corporation
                             2002. He is also President of the Arbor Company                   (semi-conductors)
                             (private family investments).

Nancy P. Jacklin, #          Formerly U.S. Executive Director of the                 108             None
58                           International Monetary Fund (December 2002-
(2006)                       May 2006); partner, Clifford Chance (1992-
                             2002); Senior Counsel, International Banking
                             and Finance, and Associate General Counsel,
                             Citicorp (1985-1992); Assistant General
                             Counsel (International), Federal Reserve
                             Board of Governors (1982-1985); and Attorney
                             Advisor, U.S. Department of the Treasury
                             (1973-1982). Member of the Bar of the
                             District of Columbia and of New York;
                             member of the Council on Foreign Relations.

Marshall C. Turner, Jr., #   Principal of Turner Venture Associates since            108       The George Lucas
65                           prior to 2002. From 2003 until May 31, 2006,                         Educational
(2005)                       he was CEO of Toppan Photomasks, Inc.,                             Foundation and
                             Austin, Texas (semi-conductor manufacturing                     National Datacast, Inc.
                             services).

Earl D. Weiner, #            Of Counsel, and partner from 1976 to 2006, of           107             None
67                           the law firm Sullivan & Cromwell LLP,
(2007)                       specializing in investment management,
                             corporate and securities law; member of
                             Task Force on Fund Director's Guidebook,
                             Federal Regulation of Securities Committee.


* The address for each of the Portfolio's disinterested Directors is c/o AllianceBernstein LP, Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


28


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

   NAME, ADDRESS*              POSITION(S) HELD                    PRINCIPAL OCCUPATION
      AND AGE                     WITH FUND                         DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer               President and Chief         See biography above.
49                          Executive Officer

Philip L. Kirstein          Senior Vice President and   Senior Vice President and Independent Compliance
61                          Independent Compliance      Officer of the AllianceBernstein Funds, with which he
                            Officer                     has been associated since October 2004. Prior thereto,
                                                        he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                        from October 2003 to October 2004, and General
                                                        Counsel of Merrill Lynch Investment Managers, L.P.
                                                        since prior to 2002 until March 2003.

Norman M. Fidel             Vice President              Senior Vice President of the Adviser**, with which he
61                                                      has been associated since prior to 2002.

Scott McElroy               Vice President              Senior Vice President of the Adviser**, with which he
41                                                      has been associated since prior to 2002.

Siobhan McManus             Vice President              Senior Vice President of the Adviser**, with which she
44                                                      has been associated since prior to 2002.

Daniel Nordby               Vice President              Senior Vice President of the Adviser**, with which he
62                                                      has been associated since prior to 2002.

Paul C. Rissman             Vice President              Executive Vice President of the Adviser**, with which
50                                                      he has been associated since prior to 2002.

Thomas A. Schmitt,          Vice President              Senior Vice President of the Adviser**, with which he
49                                                      has been associated since prior to 2002.

Jane E. Schneirov           Vice President              Senior Vice President of the Adviser**, with which she
36                                                      has been associated since prior to 2002.

Francis X. Suozzo           Vice President              Senior Vice President of the Adviser**, with which he
49                                                      has been associated since prior to 2002.

Christopher M. Toub         Vice President              Executive Vice President of the Adviser**, with which
47                                                      he has been associated since prior to 2002.

Janet A. Walsh              Vice President              Senior Vice President of the Adviser**, with which she
45                                                      has been associated since prior to 2002.

Emilie D. Wrapp             Secretary                   Senior Vice President, Assistant General Counsel and
51                                                      Assistant Secretary of ABI**, with which she has been
                                                        associated since prior to 2002.

Joseph J. Mantineo          Treasurer and Chief         Senior Vice President of AllianceBernstein Investor
47                          Financial Officer           Services, Inc. ("ABIS")**, with which he has been
                                                        associated since prior to 2002.

Thomas R. Manley            Controller                  Vice President of the Adviser**, with which he has been
55                                                      associated since prior to 2002.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


29


GLOBAL RESEARCH GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO'S ADVISORY AGREEMENT

In this disclosure, the term "Fund" refers to AllianceBernstein Variable Products Series Fund, Inc., and the term "Portfolio" refers to AllianceBernstein Global Research Growth Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser in respect of the Portfolio at a meeting held on August 1, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Portfolio derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to two securities indices;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio, including the extent to which the Adviser benefits from soft dollar arrangements;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Portfolio;

11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Portfolio;


30


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser in respect of the Portfolio pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement. The directors noted that the Adviser had waived reimbursement payments from the Portfolio since inception in light of the expense caps currently in effect for the Portfolio.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of current regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for May 2, 2005 (inception) to December 31, 2005 that had been prepared with an updated expense alloca-


31


GLOBAL RESEARCH GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

tion methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser's relationship with the Portfolio was not profitable to it in 2005.

FALL-OUT BENEFITS

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of Class B Shares of the Portfolio, and may retain a portion of the 12b-1 fees from the Portfolio (although they understand that in fact the Distributor pays out all such fees to third parties). The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Portfolio subject to satisfaction of certain requirements and receive brokerage commissions from the Portfolio and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

INVESTMENT RESULTS

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. The directors noted that the Portfolio is a clone of another fund managed by the Adviser (the "Corresponding Fund") and is managed to track the investment performance of its Corresponding Fund, although investment results may differ between the Portfolio and its Corresponding Fund due to differences in their expense ratios and other factors. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Portfolio as compared to a group of 10 funds in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 20 funds in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the since inception period (May 2005 inception). The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Morgan Stanley Capital International World Growth Index (Net) and the Morgan Stanley Capital International World Index (Net) for periods ended April 30, 2006 over the year to date and since inception periods. The directors noted that in the Performance Group comparison the Portfolio was in the 2nd quintile and in the Performance Universe comparison the Portfolio was in the 3rd quintile in the period reviewed. The comparative information showed that the Portfolio outperformed the indices in both periods reviewed. Based on their review, the directors concluded that the Portfolio's relative performance over time was satisfactory.


32


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ADVISORY FEES AND OTHER EXPENSES

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors noted that the advisory fee schedule for the Portfolio is the same as that for its Corresponding Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Portfolio. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at much lower asset levels than those in the fee schedule applicable to the Portfolio but that the initial fee rate in the institutional fee schedule was higher than that for the Portfolio, so that the application of such fee schedule to the level of assets of the Portfolio would result in a fee rate that would be somewhat higher than that in the Portfolio's Advisory Agreement. The directors noted that the Adviser is currently waiving its right to be reimbursed by the Portfolio for administrative expenses and that total compensation to the Adviser pursuant to the Portfolio's Advisory Agreement would be at a significantly higher rate than under the institutional fee schedule but for such waiver. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's at approximate current size contractual effective fee rate of 75 basis points was materially lower than the Expense Group median. The directors noted that in the Portfolio's latest fiscal year, the administrative expense reimbursement of 132 basis points had been waived by the Adviser. The directors also noted that the Portfolio's total expense ratio, which had been capped by the Adviser, was somewhat higher than the Expense Group median and significantly higher than the Expense Universe median. The directors noted that the Portfolio's relatively modest size (less than $10 million as of June 30, 2006) caused the administrative expense reimbursement, which does not vary with a Portfolio's size, to have a significant effect on the Portfolio's expense ratio. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Portfolios. The directors concluded that the Portfolio's expense ratio was acceptable in the Portfolio's particular circumstances.


33


GLOBAL RESEARCH GROWTH PORTFOLIO
CONTINUANCE DISCLOSURE
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ECONOMIES OF SCALE

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


34


GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Variable Products Series Fund (the "Fund"), in respect of AllianceBernstein Global Research Growth Portfolio (the "Portfolio"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Portfolio grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                                                 NET ASSETS
                 ADVISORY FEE BASED ON % OF       06/30/06
CATEGORY          AVERAGE DAILY NET ASSETS         ($MIL)        PORTFOLIO
-------------------------------------------------------------------------------
International    75 bp on 1st $2.5 billion          $9.3      Global Research
                 65 bp on next $2.5 billion                   Growth Portfolio
                 60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. Indicated below is the reimbursement amount, which the Adviser received from the Portfolio in the Portfolio's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                          AS A % OF AVERAGE
PORTFOLIO                                  AMOUNT         DAILY NET ASSETS
-------------------------------------------------------------------------------
Global Research Growth Portfolio(4)       $52,000               1.32%


(1) It should be noted that the information in the fee summary was completed on June 24, 2006 and presented to the Board of Directors on August 1, 2006 in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

(2)  Future references to the Portfolio do not include "AllianceBernstein."

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the New York State Attorney General.

(4)  The Adviser waived this expense reimbursement made by the Portfolio.


35


GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio's total operating expenses to the degree necessary to limit the Portfolio's expenses to the amounts set forth below during the Portfolio's first fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. The gross expense ratios of the Portfolio during the most recently completed fiscal year are also listed below.

                         EXPENSE CAP
                      PURSUANT TO EXPENSE         GROSS           FISCAL
PORTFOLIO           LIMITATION UNDERTAKING    EXPENSE RATIO      YEAR END
-------------------------------------------------------------------------------
Global Research        Class A   1.20%            7.47%        December 31
Growth Portfolio       Class B   1.45%            7.73%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. To the extent that certain of these institutional relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applied to the Portfolio versus the Portfolio's advisory fee:

                 NET ASSETS        ALLIANCEBERNSTEIN       EFFECTIVE AB        FUND
                  06/30/06           INSTITUTIONAL        INSTITUTIONAL      ADVISORY
PORTFOLIO          ($MIL)             FEE SCHEDULE         ADVISORY FEE       FEE(5)
---------------------------------------------------------------------------------------
Global Research     $9.3     Global Research Growth           0.800%          0.750%
Growth Portfolio             Schedule
                             80 bp on the first $25 million
                             60 bp on the next $25 million
                             50 bp on the next $25 million
                             40 bp on the balance
                             Minimum account size $50m


(5) Fund advisory information was provided by Lipper. See Section II for additional discussion.


36


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser also manages AllianceBernstein Global Research Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below the fee schedule of AllianceBernstein Global Research Growth Fund, Inc.:

                            ALLIANCE BERNSTEIN
PORTFOLIO                      MUTUAL FUND               FEE SCHEDULE
-------------------------------------------------------------------------------
Global Research Growth      Global Research        75 bp on 1st $2.5 billion
Portfolio                   Growth Fund, Inc.      65 bp on next $2.5 billion
                                                   60 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(6) for the Luxembourg fund that has a somewhat similar investment style as the Portfolio:

FUND                                                       FEE
-------------------------------------------------------------------------------
Global Growth                                             1.70%

The Alliance Capital Investment Trust Management ("ACITM") mutual funds, which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Portfolio is as follows:

PORTFOLIO                   ACITM MUTUAL FUND                      FEE
-------------------------------------------------------------------------------
Global Research
Growth Portfolio      Alliance Global Research Growth(7)          0.30%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Portfolio.(8)

                           EFFECTIVE            LIPPER
PORTFOLIO              MANAGEMENT FEE(9)     GROUP MEDIAN           RANK
-------------------------------------------------------------------------------
Global Research
Growth Portfolio             0.750               0.909              2/10


(6) The "all-in" fee shown is for the Class A shares of Global Growth. This fee covers investment advisory services and distribution related services.

(7)  The ACITM fund is privately placed or institutional.

(8) The effective management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(9) The effective management fee rate for the Portfolio would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. As previously mentioned, for the most recently completed fiscal year, the Adviser waived such payment. In addition, the effective management fee does not reflect any fee waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.


37


GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense Group(10) and Lipper Expense Universe.(11) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                       EXPENSE     LIPPER      LIPPER    LIPPER      LIPPER
                        RATIO      GROUP       GROUP    UNIVERSE    UNIVERSE
PORTFOLIO              (%)(12)    MEDIAN(%)    RANK     MEDIAN(%)     RANK
-------------------------------------------------------------------------------
Global Research
Growth Portfolio        1.200      1.119       8/10      0.990       14/17

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Adviser's profitability for the Portfolio was considered not meaningful in percentage terms since revenues in 2005 were negative. Since the Portfolio commenced operations on May 2, 2005, no 2004 calendar year profitability information of the Adviser is available for the Portfolio.

Although the Adviser did not earn a profit for managing the Portfolio's investments in 2005, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Portfolio.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. During the fiscal year ended December 31, 2005, AllianceBernstein Investments, Inc. ("ABI"), the Portfolio's distributor and an affiliate of the Adviser, received the amount set forth below in Rule 12b-1 fees:

PORTFOLIO                                              12B-1 FEES RECEIVED
-------------------------------------------------------------------------------
Global Research Growth Portfolio                              $9,677


(10) Lipper uses the following criteria in screening funds to be included in the Portfolios expense group: variable product, fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(12)  Most recently completed fiscal year Class A share total expense ratio.


38


                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection to Class B shares. During the fiscal year ended December 31, 2005, the Adviser determined that it made the following payment on behalf of the Portfolio to ABI:

PORTFOLIO                                           ADVISER PAYMENT TO ABI
-------------------------------------------------------------------------------
Global Research Growth Portfolio                             $184

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, keeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the firm over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. ("ABIS"). ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the most recently completed fiscal year, ABIS received a fee of $522 from the Portfolio.(13)

Although the Portfolio did not effect any brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions during the Portfolio's most recently completed fiscal year, the Portfolio may do so in the future. The Adviser represented that SCB's profitability from any business conducted with the Portfolio will be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolio. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of $625 billion as June 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.


(13) The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2005.


39


GLOBAL RESEARCH GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(CONTINUED)

                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The information below, which was prepared by Lipper, shows the since inception ranking of the Portfolio(14) relative to its Lipper Performance Group(15) and Lipper Performance Universe(16) for the periods ended April 30, 2006:

GLOBAL RESEARCH GROWTH PORTFOLIO              GROUP           UNIVERSE
-------------------------------------------------------------------------------
Since Inception                                4/10             9/20

Set forth below are the since inception performance returns of the Portfolio (in bold)(17) versus its benchmarks:(18)

                                                PERIODS ENDING APRIL 30, 2006
                                                   PERFORMANCE RETURNS (%)
STRATEGY                                               SINCE INCEPTION
-------------------------------------------------------------------------------
GLOBAL RESEARCH GROWTH PORTFOLIO(19)                        25.90
MSCI World Growth (Net)                                     18.22
MSCI World Index (Net)                                      18.55
Inception: May 2, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: September 7, 2006


(14)  The performance rankings are for the Class A shares of the Portfolio.

(15)  The Lipper Performance Group is identical to the Lipper Expense Group.

(16) For the Lipper Performance Universe, Lipper included the Portfolio and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(17)  The performance returns shown are for the Class A shares of the Portfolio.

(18) The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2006 in order to maintain consistency with Lipper's performance rankings in the analysis.

(19) The performance returns for the Portfolio and its benchmarks are not annualized


40



                      (This page left intentionally blank.)



ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.


                                                                       Audit-Related
                                                         Audit Fees        Fees         Tax Fees
                                                         ----------    -------------    --------
AB Americas Government Income Portfolio       2005         27,500             963         8,158
                                              2006         28,935           2,513         8,637

AB Balanced Wealth Strategy Portfolio         2005         27,500             963         8,158
                                              2006         28,935           2,513        23,649

AB Global Bond Portfolio                      2005         27,500             963         8,158
                                              2006         28,935           2,513         8,639

AB Global Dollar Government                   2005         27,500             963         8,158
                                              2006         28,935           2,513         8,602

AB Global Research Growth Portfolio           2005         27,500             963         8,158
                                              2006         28,935           1,013         9,639

AB Global Technology Portfolio                2005         27,500             963         8,158
                                              2006         28,935           2,513        11,023

AB Growth Portfolio                           2005         27,500             963         8,158
                                              2006         28,935           2,513         9,481

AB Growth & Income Portfolio                  2005         27,500             963         8,158
                                              2006         28,935           2,513        12,446

AB High Yield Portfolio                       2005         27,500             963         8,158
                                              2006         28,935           2,513         8,622

AB International Research Growth Portfolio    2005         27,500             963         8,158
                                              2006         28,935           2,513        10,804

AB International Value Portfolio              2005         27,500             963         8,158
                                              2006         28,935           2,513        10,465

AB Large Cap Growth Portfolio                 2005         27,500             963         8,158
                                              2006         28,935           2,513        10,651

AB Money Market Portfolio                     2005         27,500             963         8,158
                                              2006         28,935           2,513         8,636

AB Real Estate Investment Portfolio           2005         27,500             963         8,158
                                              2006         28,935           2,513        13,689

AB Small Cap Growth Portfolio                 2005         27,500             963         8,158
                                              2006         28,935           2,513         9,219

AB Small Cap Value Portfolio                  2005         27,500             963         8,158
                                              2006         28,935           2,513         9,552

AB Total Return Portfolio                     2005         27,500             963         8,158
                                              2006         28,935           2,513         9,394

AB U.S. Government/High Grade Portfolio       2005         27,500             963         8,158
                                              2006         28,935           2,513         8,697

AB U.S. Large Cap Blended Style Port          2005         27,500             963         8,158
                                              2006         28,935           2,513         9,141

AB Utility Income Portfolio                   2005         27,500             963         8,158
                                              2006         28,935           2,513         9,211

AB Value Portfolio                            2005         27,500             963         8,158
                                              2006         28,935           2,513         9,384

AB Wealth Appreciation Strategy Port          2005         27,500             963         8,158
                                              2006         28,935           2,513        14,221

AB International Growth Portfolio             2005         27,500             963         8,158
                                              2006         28,935           2,513        17,728


(d) Not applicable.

(e)(1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e)(2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)-(c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                                                       Pre-approved by the
                                                                 All Fees for            Audit Committee
                                                             Non-Audit Services       (Portion Comprised of
                                                               Provided to the         Audit Related Fees)
                                                            Portfolio, the Adviser    (Portion Comprised of
                                                            and Service Affiliates          Tax Fees)
                                                            ----------------------    ---------------------
AB Americas Government Income Portfolio       2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,147,882                  162,450
                                                                                            (153,813)
                                                                                              (8,637)

AB Balanced Wealth Strategy Portfolio         2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,162,894                  177,462
                                                                                            (153,813)
                                                                                             (23,649)

AB Global Bond Portfolio                      2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,147,884                  162,452
                                                                                            (153,813)
                                                                                              (8,639)

AB Global Dollar Government                   2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,147,847                  162,415
                                                                                            (153,813)
                                                                                              (8,602)

AB Global Research Growth Portfolio           2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,147,384                  161,952
                                                                                            (152,313)
                                                                                              (9,639)

AB Global Technology Portfolio                2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,150,268                  164,836
                                                                                            (153,813)
                                                                                             (11,023)

AB Growth Portfolio                           2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,148,726                  163,294
                                                                                            (153,813)
                                                                                              (9,481)

AB Growth & Income Portfolio                  2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,151,691                  166,259
                                                                                            (153,813)
                                                                                             (12,446)

AB High Yield Portfolio                       2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,147,867                  162,435
                                                                                            (153,813)
                                                                                              (8,622)

AB International Research Growth Portfolio    2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,150,049                  164,617
                                                                                            (153,813)
                                                                                             (10,804)

AB International Value Portfolio              2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,149,710                  164,278
                                                                                            (153,813)
                                                                                             (10,465)

AB Large Cap Growth Portfolio                 2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,149,896                  164,464
                                                                                            (153,813)
                                                                                             (10,651)

AB Money Market Portfolio                     2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,147,880                  162,448
                                                                                            (153,813)
                                                                                              (8,635)

AB Real Estate Investment Portfolio           2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,152,934                  167,502
                                                                                            (153,813)
                                                                                             (13,689)

AB Small Cap Growth Portfolio                 2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,148,464                  163,032
                                                                                            (153,813)
                                                                                              (9,219)

AB Small Cap Value Portfolio                  2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,148,797                  163,365
                                                                                            (153,813)
                                                                                              (9,552)

AB Total Return Portfolio                     2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,148,639                  163,207
                                                                                            (153,813)
                                                                                              (9,394)

AB U.S. Government/High Grade Portfolio       2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,147,942                  162,510
                                                                                            (153,813)
                                                                                              (8,697)

AB U.S. Large Cap Blended Style Port          2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,148,386                  162,954
                                                                                            (153,813)
                                                                                              (9,141)

AB Utility Income Portfolio                   2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,148,456                  163,024
                                                                                            (153,813)
                                                                                              (9,211)

AB Value Portfolio                            2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,148,629                  163,197
                                                                                            (153,813)
                                                                                              (9,384)

AB Wealth Appreciation Strategy Port          2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,153,466                  168,034
                                                                                            (153,813)
                                                                                             (14,221)

AB International Growth Portfolio             2005                  835,161                  179,121
                                                                                            (170,963)
                                                                                              (8,158)
                                              2006                1,156,973                  171,541
                                                                                            (153,813)
                                                                                             (17,728)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

    EXHIBIT NO.  DESCRIPTION OF EXHIBIT
    -----------  ----------------------
    12(a)(1) Code of ethics that is subject to the disclosure of Item 2 hereof

    12(b)(1)     Certification of Principal Executive Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

    12(b)(2)     Certification of Principal Financial Officer Pursuant to
                 Section 302 of the Sarbanes-Oxley Act of 2002

    12(c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:   /s/ Marc O. Mayer
      ------------------
      Marc O. Mayer
      President

Date: February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      ------------------
      Marc O. Mayer
      President

Date: February 28, 2007

By:   /s/ Joseph J. Mantineo
      ----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: February 28, 2007